Document and Entity Information Document	3 Months Ended
Mar. 31, 2013
Document and Entity Information [Abstract]
Entity Registrant Name	ING U.S., Inc.
Entity Central Index Key	0001535929
Entity Filer Category	Non-accelerated Filer
Document Type	S-4/A
Document Period End Date	Mar 31, 2013
Amendment Flag	false

Condensed Consolidated Balance Sheets (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost of $63,469.6 at 2013, $62,955.4 at 2012 and $61,800.5 at 2011)	$ 70,622.9	$ 70,910.3		$ 67,405.6
Fixed maturities, at fair value using the fair value option	2,675.8	2,771.3		3,010.3
Equity securities, available-for-sale, at fair value	282.3	340.1		353.8
Short-term investments	2,992.1	5,991.2		3,572.7
Mortgage loans on real estate, net of valuation allowance of $3.9 at 2013 and at 2012 and $4.4 at 2011	8,949.4	8,662.3		8,691.1
Loan - Dutch State obligation		0		1,792.7
Policy loans	2,204.4	2,200.3		2,263.9
Limited partnerships/corporations	468.5	465.1		599.6
Derivatives	2,077	2,374.5		2,660.9
Other investments	166.7	167		215.1
Securities pledged (amortized cost of $1,656.7 at 2013, $1,470.0 at 2012 and $2,068.7 at 2011)	1,774.7	1,605.5		2,253.5
Total investments	92,213.8	95,487.6		92,819.2
Cash and cash equivalents	2,787.7	1,786.8	1,277	638	615.3	1,269.4
Short-term investments under securities loan agreements, including collateral delivered	863.5	664		1,075.9
Accrued investment income	900.8	863.5		881.7
Reinsurance recoverable	7,151	7,379.3		7,723.4
Deferred policy acquisition costs, Value of business acquired	4,019.6	3,656.3		4,352.3
Sales inducements to contract holders	235.5	212.7		307.3
Current income taxes		0		26
Goodwill and other intangible assets	341.8	348.5		382.5
Other assets	1,128.2	1,362.5		1,476.3
Limited partnerships/corporations, at fair value	2,980.7	2,931.2		2,860.3
Cash and cash equivalents	1,054.8	440.8		137
Corporate loans, at fair value using the fair value option	4,043.1	3,559.3		2,162.9
Other assets	31.2	34.3		15.5
Assets held in separate accounts	103,098.3	97,667.4		88,714.5
Total assets	220,850	216,394.2		203,572.8
Liabilities and Shareholder's Equity
Future policy benefits	15,061.5	15,493.6		15,626.7
Contract owner account balances	70,813.6	70,562.1		72,731.7
Payables under securities loan agreement, including collateral held	1,348.8	1,509.8		1,781.8
Short-term debt	321.2	1,064.6		1,054.6
Long-term debt	3,440.8	3,171.1		1,343.1
Funds held under reinsurance agreements	1,170.8	1,236.6		1,307.6
Derivatives	1,670.6	1,944.2		1,955.8
Pension and other post-employment provisions	906.6	903.2		797.7
Current income taxes	13.2	11.7		0
Deferred income taxes	921.6	1,042.7		513
Other liabilities	1,231.3	1,604.2		1,563.6
Collateralized loan obligations notes, at fair value using the fair value option	4,448.1	3,829.4		2,057.1
Other liabilities	804.7	292.4		199.5
Liabilities related to separate accounts	103,098.3	97,667.4		88,714.5
Total liabilities	205,251.1	200,333		189,646.7
Shareholder's equity:
Common stock (900,000,000 shares authorized, 230,079,120 issued and 230,000,000 outstanding, net of 79,120 of Treasury shares; $0.01 par value per share )	2.3	2.3		2.3
Additional paid-in capital	22,909.9	22,917.6		22,865.2
Accumulated other comprehensive income	3,452.8	3,710.7	2,587	2,595	973.3
Appropriated-consolidated investment entities	0.2	6.4		126.5
Unappropriated	(12,974.1)	(12,762.1)		(13,235.1)
Total ING U.S., Inc. shareholder's equity	13,391.1	13,874.9		12,353.9
Noncontrolling interest	2,207.8	2,186.3		1,572.2
Total shareholder's equity	15,598.9	16,061.2	13,462.8	13,926.1	8,067.8	2,161.2
Total liabilities and shareholder's equity	$ 220,850	$ 216,394.2		$ 203,572.8

Condensed Consolidated Balance Sheets Parenthetical (USD $) In Millions, except Share data, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Statement of Financial Position [Abstract]
Fixed maturities, available-for-sale, amortized cost	$ 63,469.6	$ 62,955.4	$ 61,800.5
Equity securities, available-for-sale, cost	246.5	297.9	320.6
Mortgage loans on real estate, valuation allowance	3.9	3.9	4.4
Securities pledged amortized cost	$ 1,656.7	$ 1,470	$ 2,068.7
Common stock, shares authorized	900,000,000	900,000,000	900,000,000
Common stock, shares issued	230,079,120	230,079,120	230,079,120
Common stock, shares outstanding	230,000,000	230,000,000	230,000,000
Common stock, par value	$ 0.01	$ 0.01	$ 0.01
Treasury stock, shares	79,120	79,120	79,120

Condensed Consolidated Statements of Operations (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Revenues:
Net investment income	$ 1,198.7	$ 1,277.4	$ 4,697.9	$ 4,968.8	$ 4,987
Fee income	891.9	889	3,515.4	3,603.6	3,516.5
Premiums	471.9	461.6	1,861.1	1,770	1,707.5
Net realized gains (losses):
Total other-than-temporary impairments	(11.6)	(7.3)	(74.1)	(550.6)	(1,383.4)
Less: Portion of other-than-temporary impairments recognized in Other comprehensive income (loss)	(0.6)	(0.4)	(19)	(47.9)	(492.6)
Net other-than-temporary impairments recognized in earnings	(11)	(6.9)	(55.1)	(502.7)	(890.8)
Other net realized capital gains (losses)	(863.8)	(1,243)	(1,225.7)	(1,028.7)	(787.2)
Total net realized capital gains (losses)	(874.8)	(1,249.9)	(1,280.8)	(1,531.4)	(1,678)
Other revenue	95.6	89	378.5	428.2	547
Net investment income (loss)	44.2	34.9	556.6	528.4	316
Changes in fair value related to collateralized loan obligations	(8.9)	(16.7)	(113.4)	(48.8)	(121.8)
Total revenues	1,818.6	1,485.3	9,615.3	9,718.8	9,274.2
Benefits and expenses:
Policyholder benefits	540.5	448.1	2,613.5	3,286.5	2,466.7
Interest credited to contract owner account balance	520.9	570.1	2,248.1	2,455.5	2,560.6
Operating expenses	759.1	759.4	3,155	3,030.8	3,033.5
Net amortization of deferred policy acquisition costs and value of business acquired	130.5	173.7	722.3	387	746.6
Interest expense	44.4	24.3	153.7	139.3	332.5
Interest expense	36.8	22.2	106.4	68.4	49.8
Other expense	0.7	0.4	10.3	73.5	46.7
Total benefits and expenses	2,032.9	1,998.2	9,009.3	9,441	9,236.4
Income (loss) before income taxes	(214.3)	(512.9)	606	277.8	37.8
Income tax expense (benefit)	11.2	7.9	(5.2)	175	171
Net income (loss)	(225.5)	(520.8)	611.2	102.8	(133.2)
Less: Net income (loss) attributable to noncontrolling interest	(13.5)	(15.6)	138.2	190.9	(10.3)
Net income (loss) available to ING U.S., Inc.'s common shareholder	$ (212)	$ (505.2)	$ 473	$ (88.1)	$ (122.9)
Net income (loss) available to ING U.S., Inc.'s common shareholder per common share	$ (0.92)	$ (2.2)	$ 2,060,000	$ (380,000)	$ (530,000)

Condensed Consolidated Statements of Comprehensive Income (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Statement of Other Comprehensive Income [Abstract]
Net income (loss)	$ (225.5)	$ (520.8)	$ 611.2	$ 102.8	$ (133.2)
Other comprehensive income (loss), before tax:
Unrealized gains/(losses) on securities	(399.9)	(75.7)	1,659.1	1,655.4	3,377.3
Other-than-temporary impairments	10.9	12.8	52.2	165.4	(44.7)
Pension and other postretirement benefits liability	(3.5)	(3.8)	(21.4)	78.9	(3.9)
Other comprehensive income (loss), before tax	(392.5)	(66.7)	1,689.9	1,899.7	3,328.7
Income tax (benefit) related to items of other comprehensive income (loss)	134.6	58.7	(574.2)	(278)	(1,012.5)
Other comprehensive income (loss), after tax	(257.9)	(8)	1,115.7	1,621.7	2,316.2
Comprehensive income (loss)	(483.4)	(528.8)	1,726.9	1,724.5	2,183
Less: Comprehensive income (loss) attributable to the noncontrolling interest	(13.5)	(15.6)	138.2	190.9	(10.3)
Comprehensive income (loss) attributable to ING U.S., Inc.'s common shareholder	$ (469.9)	$ (513.2)	$ 1,588.7	$ 1,533.6	$ 2,193.3

Condensed Consolidated Statements of Changes in Shareholder's Equity (USD $) In Millions, unless otherwise specified	Total	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings (Deficit), Appropriated	Retained Earnings (Deficit), Unappropriated	Total ING U.S., Inc. Shareholder's Equity	Noncontrolling Interest
Balance (Cumulative effect of change in accounting principle)	$ 297.2				$ 297.2		$ 297.2
Balance at Dec. 31, 2009	2,161.2	2.3	15,331.7	(1,342.9)	0	(13,024.1)	967	1,194.2
Comprehensive income:
Net income (loss)	(133.2)					(122.9)	(122.9)	(10.3)
Other comprehensive income (loss), after tax	2,316.2			2,316.2			2,316.2
Comprehensive income (loss)	2,183						2,193.3	(10.3)
Reclassification of noncontrolling interest					(120)		(120)	120
Contribution of capital	3,482.8						3,482.8
Employee related benefits	10.5		10.5				10.5
Contribution from (Distribution to) noncontrolling interest, net	(66.9)							(66.9)
Balance at Dec. 31, 2010	8,067.8	2.3	18,825	973.3	177.2	(13,147)	6,830.8	1,237
Comprehensive income:
Net income (loss)	102.8					(88.1)	(88.1)	190.9
Other comprehensive income (loss), after tax	1,621.7			1,621.7			1,621.7
Comprehensive income (loss)	1,724.5						1,533.6	190.9
Reclassification of noncontrolling interest					(50.7)		(50.7)	50.7
Contribution of capital	3,979.7						3,979.7
Employee related benefits	60.5		60.5				60.5
Contribution from (Distribution to) noncontrolling interest, net	93.6							93.6
Balance at Dec. 31, 2011	13,926.1	2.3	22,865.2	2,595	126.5	(13,235.1)	12,353.9	1,572.2
Comprehensive income:
Net income (loss)	(520.8)	0	0	0	0	(505.2)	(505.2)	(15.6)
Other comprehensive income (loss), after tax	(8)	0	0	(8)	0	0	(8)	0
Comprehensive income (loss)	(528.8)						(513.2)	(15.6)
Reclassification of noncontrolling interest	0			0	(16.7)	0	(16.7)	16.7
Employee related benefits	5.9	0	5.9	0	0	0	5.9
Contribution from (Distribution to) noncontrolling interest, net	59.6	0	0	0	0	0	0	59.6
Balance at Mar. 31, 2012	13,462.8	2.3	22,871.1	2,587	109.8	(13,740.3)	11,829.9	1,632.9
Balance at Dec. 31, 2011	13,926.1		22,865.2	2,595	126.5	(13,235.1)	12,353.9	1,572.2
Comprehensive income:
Net income (loss)	611.2					473	473	138.2
Other comprehensive income (loss), after tax	1,115.7			1,115.7			1,115.7
Comprehensive income (loss)	1,726.9						1,588.7	138.2
Reclassification of noncontrolling interest					(120.1)		(120.1)	120.1
Employee related benefits	52.4		52.4				52.4
Contribution from (Distribution to) noncontrolling interest, net	355.8							355.8
Balance at Dec. 31, 2012	16,061.2	2.3	22,917.6	3,710.7	6.4	(12,762.1)	13,874.9	2,186.3
Comprehensive income:
Net income (loss)	(225.5)	0	0	0		(212)	(212)	(13.5)
Other comprehensive income (loss), after tax	(257.9)	0	0	(257.9)		0	(257.9)	0
Comprehensive income (loss)	(483.4)						(469.9)	(13.5)
Reclassification of noncontrolling interest	0			0	(6.2)	0	(6.2)	6.2
Employee related benefits	(7.7)	0	(7.7)	0	0	0	(7.7)
Contribution from (Distribution to) noncontrolling interest, net	28.8	0	0	0	0	0	0	28.8
Balance at Mar. 31, 2013	$ 15,598.9	$ 2.3	$ 22,909.9	$ 3,452.8	$ 0.2	$ (12,974.1)	$ 13,391.1	$ 2,207.8

Condensed Consolidated Statements of Cash Flows (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash Flows from Operating Activities:
Net income (loss)	$ (225.5)	$ (520.8)	$ 611.2	$ 102.8	$ (133.2)
Adjustments to reconcile net income (loss) to net cash proviced by operating activities:
Capitalization of deferred policy acquisition costs, value of business acquired, and sales inducements			(642.7)	(692.2)	(713.9)
Net amortization of deferred policy acquisition costs, value of business acquired, and sales inducements			784.9	401	848.7
Net accretion/amortization of discount/premium			70.8	133.4	144.6
Future policy benefits, claims reserves, and interest credited			949.2	2,946	644.6
Deferred income tax (benefit) expense			(44.5)	236.6	600.1
Net realized capital losses	874.8	1,249.9	1,280.8	1,531.4	1,678
Depreciation and amortization			90.5	96	98.7
Loss on conversion of debt to equity			0	0	108.3
Gains on consolidated investment entities			(265.4)	(315.3)	(80.4)
Losses on limited partnerships/corporations			138.3	42.6	31.6
Loss on divestment of businesses			0	0	16.7
Accrued investment income			18.2	(35.9)	(71.4)
Reinsurance recoverable			344.1	35	(171.9)
Other receivables and assets accruals			125.4	12.1	7.8
Other payables and accruals			78.3	(293.2)	(548)
Funds held under reinsurance agreements			(71)	47.1	143.9
(Increase) decrease in cash held by consolidated investment entities			(303.8)	57.7	(123.8)
Other, net			117.8	51.9	69.3
Net cash (used in) provided by operating activities	(28.4)	324.3	3,282.1	4,357	2,549.7
Proceeds from the sale, maturity, disposal or redemption of:
Fixed maturities	4,455.8	5,838.7	17,015.2	17,312.4	20,554.6
Equity securities, available-for-sale	28.4	23.5	66.8	206.9	459.6
Mortgage loans on real estate	318.3	316.3	1,991.8	1,542.5	1,677.7
Loan - Dutch State obligation	0	145.3	1,781.9	505.6	519.9
Limited partnerships/corporations	18	63.1	895.9	121.3	173.9
Acquisition of:
Fixed maturities	(4,802.8)	(4,233.3)	(17,292.3)	(18,598.9)	(24,788.4)
Equity securities, available-for-sale	(9.4)	(9.9)	(41.8)	(52.7)	(149)
Mortgage loans on real estate	(581.4)	(553.9)	(1,969)	(2,057.9)	(627.2)
Limited partnerships/corporations	(9.8)	(77.3)	(178.9)	(156.4)	(182)
Short-term investments, net	2,999.1	499.4	(2,397.4)	(763.2)	2,525.8
Policy loans, net	(4.1)	39.8	63.6	127.9	47.7
Derivatives, net	(1,089.6)	(1,171.2)	(1,395.8)	(1,216.7)	(1,713.7)
Other investments, net	11.8	(0.1)	43.4	(8.4)	(33.7)
Sales from consolidated investment entities	573.8	181.5	1,781.7	2,422.8	1,063.2
Purchase of consolidated investment entities	(613.8)	(380)	(2,851.6)	(3,044.6)	(1,095.5)
Collateral received (delivered), net	(360.5)	(209.4)	139.9	756.7	(16.1)
Divestment sale of businesses, net of cash disposed of $57.5 in 2010			0	0	17.5
Purchases of fixed assets, net	(6.6)	(8.2)	(29.3)	(32.9)	(34.7)
Other, net	0	(0.2)	0	(16.1)	(55.8)
Net cash provided by investing activities	927.2	464.1	(2,375.9)	(2,951.7)	(1,656.2)
Cash Flows from Financing Activities:
Deposits received for investment contracts	2,936.2	4,251.2	16,118.8	16,571.1	11,731.3
Maturities and withdrawals from investment contracts	(2,996.6)	(4,918.2)	(19,033.4)	(16,746.6)	(13,207.8)
Proceeds from issuance of debt with maturities of more than three months	1,000.6	43.9	3,049.6	606.5	265.1
Repayment of debt with maturities of more than three months	(1,304.6)	(47.6)	(902.5)	(573.8)	(1,538.2)
Short-term debt	(169.7)	129.1	(309.1)	(1,905)	707.7
Debt issuance costs	(6.5)	0	(38.8)	0	0
Borrowings of consolidated investment entities			152.6	138.9	168.3
Repayments of debt of consolidated investment entities			(56.6)	(121.4)	(40)
Contributions from (distributions to) participants in consolidated investment entities	642.7	392.2	1,262	647.7	(8.5)
Contribution of capital	0		0	0	374.5
Net cash (used in) provided by financing activities	102.1	(149.4)	242.6	(1,382.6)	(1,547.6)
Net increase in cash and cash equivalents	1,000.9	639	1,148.8	22.7	(654.1)
Cash and cash equivalents, beginning of year	1,786.8	638	638	615.3	1,269.4
Cash and cash equivalents, end of year	2,787.7	1,277	1,786.8	638	615.3
Supplemental cash flow information:
Income taxes paid, net	(3.2)	(2.2)	3.5	17.6	42.3
Interest paid	55.1	29.4	114.9	191.4	585
Noncash Investing and Financing Items [Abstract]
Debt extinguishment			0	3,979.7	3,000
Capital contribution			$ 0	$ 3,979.7	$ 3,108.3

Condensed Consolidated Statements of Cash Flows Consolidated Statements of Cash Flows Parenthetical (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2010
Statement of Cash Flows [Abstract]
Divestment sale of businesses, cash disposed of	$ 57.5

Business, Basis of Presentation and Significant Accounting Policies	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Accounting Policies [Abstract]
Business, Basis of Presentation and Significant Accounting Policies
Business, Basis of Presentation and Significant Accounting Policies

Business

ING U.S., Inc. and its subsidiaries (collectively "the Company") is a financial services organization in the United States that offers a broad range of retirement services, annuities, investment management services, mutual funds, life insurance, group insurance and supplemental health products, guaranteed investment contracts, and funding agreements.

In 2009, ING Groep N.V. (“ING Group” or “ING”) announced the anticipated separation of its global banking and insurance businesses, including the divestiture of the Company. On May 7, 2013, ING U.S., Inc. completed the offering of 65,192,307 shares of its common stock, including the issuance and sale by ING U.S., Inc. of 30,769,230 shares of common stock and the sale by ING Insurance International B.V. (“ING International”), an indirect wholly owned subsidiary of ING Group and previously the sole stockholder of ING U.S., Inc. of 34,423,077 shares of outstanding common stock of ING U.S., Inc. (collectively, the “IPO"). Following the IPO, ING International owns 75% of the outstanding common stock of ING U.S., Inc. (before any exercise of the underwriters' option to acquire from ING International up to an additional 9,778,846 shares of ING U.S., Inc. common stock). ING International is a wholly owned subsidiary of ING Verzekeringen N.V. ("ING V"), which is a wholly owned subsidiary of ING Insurance Topholding N.V., which is a wholly owned subsidiary of ING Group, the ultimate parent company. ING is a global financial services holding company based in The Netherlands, with American Depository Shares listed on the New York Stock Exchange under the symbol "ING."

On April 11, 2013, the Company announced plans to rebrand in the future as Voya Financial. The Voya Financial identity is reflected in the Company's new ticker symbol (NYSE: VOYA).

The Company provides its principal products and services in three businesses (Retirement Solutions, Investment Management and Insurance Solutions) and reports results through five ongoing operating segments, including Retirement, Annuities, Investment Management, Individual Life and Employee Benefits. The Company also has a Corporate segment, which includes the financial data not directly related to the businesses and Closed Block segments. See the Segments Note to these Condensed Consolidated Financial Statements.

Basis of Presentation

On April 10, 2013, the Company's Board of Directors authorized the total number of shares of all classes of stock which the Company has the authority to issue to be 1,000,000,000, of which 900,000,000 shares, par value $0.01 per share, are designated as common stock and a 100,000,000 shares, par value $0.01 per share, are designated as preferred stock. In addition, the Company's Board of Directors authorized a 2,295.248835-for-1 split of the Company's common stock. These actions were subsequently approved by the Company's sole stockholder on April 10, 2013 and effected on April 11, 2013, resulting in 230,079,120 shares of common stock issued, including 79,120 of Treasury shares, and 230,000,000 shares of common stock outstanding and held by ING International, prior to the IPO. The accompanying Condensed Consolidated Financial Statements and Notes to Condensed Consolidated Financial Statements give retroactive effect to the stock split for all periods presented. There are no preferred shares issued or outstanding.

The accompanying Condensed Consolidated Financial Statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States ("U.S. GAAP") and are unaudited. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the Condensed Consolidated Financial Statements and the reported amounts of revenues and expenses during the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates.

The Condensed Consolidated Financial Statements include the accounts of ING U.S., Inc. and its subsidiaries, as well as partnerships (voting interest entities ("VOEs")) in which the Company has control and variable interest entities ("VIEs") for which the Company is the primary beneficiary. See the Consolidated Investment Entities Note to these Condensed Consolidated Financial Statements.

Certain immaterial reclassifications have been made to prior year financial information to conform to the current year classifications. Intercompany transactions and balances have been eliminated.

The accompanying Condensed Consolidated Financial Statements reflect all adjustments (including normal, recurring adjustments) necessary to present fairly the financial position of the Company as of March 31, 2013, its results of operations, comprehensive income, changes in shareholder's equity and cash flows for the three months ended March 31, 2013 and 2012, in conformity with U.S. GAAP. Interim results are not necessarily indicative of full year performance. These unaudited Condensed Consolidated Financial Statements should be read in conjunction with the audited Consolidated Financial Statements included in the Company's prospectus dated May 1, 2013, filed with the SEC pursuant to Rule 424(b)(1) under the Securities Act of 1933, as amended (the "Securities Act") on May 3, 2013 (the "Prospectus").

Adoption of New Pronouncements

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet (Accounting Standards Codification ("ASC") Topic 210): Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"), which requires an entity to disclose both gross and net information about instruments and transactions eligible for offset in the statement of financial position, as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements.

In January 2013, the FASB issued ASU 2013-01, "Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), which clarifies that the scope of ASU 2011-11 applies to derivatives accounted for in accordance with ASU Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are either offset in accordance with Section 210-20-45 or Section 815-10-45 or subject to an enforceable master netting arrangement or similar agreement.

The provisions of ASU 2013-01 and ASU 2011-11 were adopted retrospectively by the Company on January 1, 2013. The adoption had no effect on the Company's financial condition, results of operations, or cash flows as the pronouncement only pertains to additional disclosure. The disclosures required by ASU 2011-11 and ASU 2013-01 are included in the Derivative Financial Instruments Note to these Condensed Consolidated Financial Statements.

Disclosures about Amounts Reclassified out of AOCI
In January 2013, the FASB issued ASU 2013-02, "Comprehensive Income (ASC Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income" ("ASU 2013-02"), which requires an entity to provide information about the amounts reclassified out of accumulated other comprehensive income by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of accumulated other comprehensive income by the respective line items of net income but only if the amount reclassified is required under U.S. GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under U.S. GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under U.S. GAAP that provide additional detail about those amounts.

The provisions of ASU 2013-02 were adopted by the Company on January 1, 2013. The adoption had no effect on the Company's financial condition, results of operations, or cash flows as the pronouncement only pertains to additional disclosure. The disclosures required by ASU 2013-02, including comparative period disclosures, are included in the Accumulated Other Comprehensive Income Note to these Condensed Consolidated Financial Statements.

Future Adoption of Accounting Pronouncements

Joint and Several Liability Arrangements
In February 2013, the FASB issued ASU 2013-04, "Liabilities (ASC Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date” ("ASU 2013-04"), which requires an entity to measure obligations resulting from joint and several liable arrangements for which the total amount of the obligation within the scope of this guidance is fixed at the reporting date, as the sum of (1) the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and (2) any additional amount it expects to pay on behalf of its co-obligors. ASU 2013-04 also requires an entity to disclose the nature and amount of the obligation, as well as other information about those obligations.

The provisions of ASU 2013-04 are effective for years, and interim periods within those years, beginning after December 15, 2013. The amendments should be applied retrospectively for those obligations resulting from joint and several liability arrangements that exist at the beginning of an entity's year of adoption. The Company is currently in the process of determining the impact of adoption of the provisions of ASU 2013-04.

Business, Basis of Presentation and Significant Accounting Policies

Business

ING U.S., Inc. is a wholly owned subsidiary of ING Insurance International B.V., which is a wholly owned subsidiary of ING Verzekeringen N.V. ("ING V"), which is a wholly owned subsidiary of ING Insurance Topholding N.V., which is a wholly owned subsidiary of ING Groep N.V. ("ING Group" or "ING"), the ultimate parent company. ING is a global financial services holding company based in The Netherlands, with American Depository Shares listed on the New York Stock Exchange under the symbol "ING."

ING U.S., Inc. and its subsidiaries (collectively "the Company") is a financial services organization in the United States that offers a broad range of retirement services, annuities, investment management services, mutual funds, life insurance, group insurance and supplemental health products, guaranteed investment contracts, and funding agreements.

ING has announced the anticipated separation of its global banking and insurance businesses. While all options for effecting this separation remain open, ING has announced that the base case for this separation includes an initial public offering ("IPO") of ING U.S., Inc., which together with its subsidiaries, constitutes ING's U.S.-based retirement, investment management, and insurance operations. ING U.S., Inc. filed a registration statement on Form S-1 with the U.S. Securities and Exchange Commission (“SEC”) on November 9, 2012, which was amended on January 23, 2013, in connection with the proposed IPO of its common stock.

The Company provides its principal products and services in three businesses (Retirement Solutions, Investment Management and Insurance Solutions) and reports results through five ongoing operating segments, including Retirement, Annuities, Investment Management, Individual Life and Employee Benefits. The Company also has a Corporate segment, which includes the financial data not directly related to the businesses and Closed Block segments. See the Segments note to these Consolidated Financial Statements.

Basis of Presentation

The accompanying Consolidated Financial Statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

The Consolidated Financial Statements include the accounts of ING U.S., Inc. and its subsidiaries, as well as partnerships (voting interest entities ("VOEs")) in which the Company has control and variable interest entities ("VIEs") for which the Company is the primary beneficiary. See the Consolidated Investment Entities note to these Consolidated Financial Statements. Intercompany transactions and balances have been eliminated.

Certain revisions have been made to conform Future policy benefits and Contract owner balances for the year ended December 31, 2011 to current year classifications. Future policy benefits decreased by $10.7 billion for the year ended December 31, 2011, with a corresponding increase of the same amount to Contract owner account balances. These revisions had no impact on Total Liabilities, Total Assets, Shareholder's Equity, or the Statements of Operations, Comprehensive Income, or Cash Flows. Certain other reclassifications have been made to prior year financial information to conform to the current year classifications.

Significant Accounting Policies

Estimates and Assumptions

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of revenues and expenses during the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates.

The Company has identified the following accounts and policies as the most significant in that they involve a higher degree of judgment, are subject to a significant degree of variability, and/or contain significant accounting estimates:

Reserves for future policy benefits, valuation and amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”), valuation of investments and derivatives, impairments, income taxes, contingencies, and employee benefit plans.

Fair Value Measurement

The Company measures the fair value of its financial assets and liabilities based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk, which is the risk that the issuing subsidiary will not fulfill its obligation. The estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability. The Company utilizes a number of valuation sources to determine the fair values of its financial assets and liabilities, including quoted market prices, third-party commercial pricing services, third-party brokers, industry-standard, vendor-provided software that models the value based on market observable inputs, and other internal modeling techniques based on projected cash flows.

Investments

The accounting policies for the Company's principal investments are as follows:

Fixed Maturities and Equity Securities: The Company's fixed maturities and equity securities are currently designated as available-for-sale, except those accounted for using the fair value option ("FVO"). Available-for-sale securities are reported at fair value and unrealized capital gains (losses) on these securities are recorded directly in Accumulated other comprehensive income (loss) (“AOCI”), and presented net of related changes in DAC, VOBA, and deferred income taxes. In addition, certain fixed maturities have embedded derivatives, which are reported with the host contract on the Consolidated Balance Sheets.

The Company has elected the FVO for certain of its fixed maturities to better match the measurement of assets and liabilities in the Consolidated Statements of Operations. Certain collateralized mortgage obligations (“CMOs”), primarily interest-only and principal-only strips, are accounted for as hybrid instruments and valued at fair value with changes in the fair value recorded in Other net realized capital gains (losses) in the Consolidated Statements of Operations.

Purchases and sales of fixed maturities and equity securities, excluding private placements, are recorded on the trade date. Purchases and sales of private placements and mortgage loans are recorded on the closing date. Investment gains and losses on sales of securities are generally determined on a first-in-first-out (“FIFO”) basis.

Interest income on fixed maturities is recorded when earned using an effective yield method, giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. Such dividends and interest income are recorded in Net investment income in the Consolidated Statements of Operations.

Included within fixed maturities are loan-backed securities, including residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), and asset-backed securities (“ABS”). Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed securities (“MBS”) and ABS are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For prepayment-sensitive securities such as interest-only, principal-only strips, inverse floaters and credit-sensitive MBS and ABS securities, which represent beneficial interests in securitized financial assets that are not of high credit quality or that have been credit impaired, the effective yield is recalculated on a prospective basis. For all other MBS and ABS, the effective yield is recalculated on a retrospective basis.

Short-term Investments: Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. These investments are stated at fair value.

Assets Held in Separate Accounts: Assets held in separate accounts are reported at the fair values of the underlying investments in the separate accounts. The underlying investments include mutual funds, short-term investments, cash, and fixed maturities.

Mortgage Loans on Real Estate: The Company's mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, less impairment write-downs and allowance for losses. If a mortgage loan is determined to be impaired (i.e., when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to the lower of either the present value of expected cash flows from the loan discounted at the loan's original purchase yield or fair value of the collateral. For those mortgages that are determined to require foreclosure, the carrying value is reduced to the fair value of the underlying collateral, net of estimated costs to obtain and sell at the point of foreclosure. The carrying value of the impaired loans is reduced by establishing a permanent write-down recorded in Other net realized capital gains (losses) in the Consolidated Statements of Operations. Property obtained from foreclosed mortgage loans is recorded in Other investments on the Consolidated Balance Sheets.

Mortgage loans are evaluated by the Company's investment professionals, including an appraisal of loan-specific credit quality, property characteristics, and market trends. Loan performance is continuously monitored on a loan-specific basis throughout the year. The Company's review includes submitted appraisals, operating statements, rent revenues, and annual inspection reports, among other items. This review evaluates whether the properties are performing at a consistent and acceptable level to secure the debt.

Mortgages are rated for the purpose of quantifying the level of risk. Those loans with higher risk are placed on a watch list and are closely monitored for collateral deficiency or other credit events that may lead to a potential loss of principal or interest. The Company defines delinquent mortgage loans consistent with industry practice as 60 days past due.

The Company's policy is to recognize interest income until a loan becomes 90 days delinquent or foreclosure proceedings are commenced, at which point interest accrual is discontinued. Interest accrual is not resumed until the loan is brought current.

The Company records an allowance for probable losses incurred on non-impaired loans on an aggregate basis, rather than specifically identified probable losses incurred by individual loan.

Loan - Dutch State Obligation: The reported value of The State of the Netherlands (the “Dutch State”) loan obligation was based on the outstanding loan balance, plus any unamortized premium. This loan obligation was sold to a related party in November 2012.

Policy Loans: Policy loans are carried at an amount equal to the unpaid balance. Interest income on such loans is recorded as earned in Net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are collateralized by the cash surrender value of the associated insurance contracts. Any unpaid principal or interest on the loan is deducted from the account value or the death benefit prior to settlement of the policy.

Limited Partnerships/Corporations: The Company uses the equity method of accounting for investments in limited partnership interests that are not consolidated, which consists primarily of private equities, hedge funds, and VIEs for which the Company is not the primary beneficiary. The Company records its share of earnings using a lag methodology, relying upon the most recent financial information available, generally not to exceed three months. The Company's earnings from limited partnership interests accounted for under the equity method are recorded in Net investment income.

Other Investments: Other investments are comprised primarily of Federal Home Loan Bank (“FHLB”) stock and property obtained from foreclosed mortgage loans, as well as other miscellaneous investments. The Company is a member of the FHLB system and is required to own a certain amount of stock based on the level of borrowings and other factors, the Company may invest in additional amounts. FHLB stock is carried at cost, classified as a restricted security within Other Investments on the Consolidated Balance Sheets and periodically evaluated for impairment based on ultimate recovery of par value.

Securities Lending: The Company engages in securities lending whereby certain domestic securities from its portfolio are loaned to other institutions for short periods of time. Initial collateral, primarily cash, is required at a rate of 102% of the market value of the loaned securities. For portions of the program, the lending agent retains 5% of the collateral deposited by the borrower and transfers the remaining 95% to the Company. For other portions of the program, the lending agent retains the cash collateral. Collateral retained by the agent is invested in liquid assets on behalf of the Company. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates.

Corporate Loans: Corporate loans held by consolidated collateralized loan obligations ("CLO" or "CLO entities") are reported in Corporate loans, at fair value using the fair value option, on the Consolidated Balance Sheets. Changes in the fair value of the loans are recorded in Changes in fair value related to collateralized loan obligations in the Consolidated Statements of Operations. The fair values for corporate loans are determined using independent commercial pricing services. In the event that the third-party pricing source is unable to price an investment (which occurs in less than 2% of the loans), other relevant factors are considered including:

i.
Information relating to the market for the asset, including price quotations for and trading in the asset or in similar investments and the market environment and investor attitudes towards the asset and interests in similar investments;

ii.
The characteristics of and fundamental analytical data relating to the investment, including the cost, current interest rate, period until next interest rate reset, maturity and base lending rate, the terms and conditions of the corporate loan and any related agreements and the position of the corporate loan in the borrower's debt structure;

iii.	The nature, adequacy, and value of the corporate loan's collateral, including the CLO's rights, remedies and interests with respect to the collateral;

iv.	The creditworthiness of the borrower, based on an evaluation of its financial condition, financial statements and information about the business, cash flows, capital structure and future prospects;

v.	The reputation and financial condition of the agent and any intermediate participants in the corporate loan; and

vi.	General economic and market conditions affecting the fair value of the corporate loan.

Other-than-temporary Impairments

The Company periodically evaluates its available-for-sale investments to determine whether there has been an other-than-temporary decline in fair value below the amortized cost basis. Factors considered in this analysis include, but are not limited to, the length of time and the extent to which the fair value has been less than amortized cost, the issuer's financial condition and near-term prospects, future economic conditions and market forecasts, interest rate changes, and changes in ratings of the security. An extended and severe unrealized loss position on a fixed maturity may not have any impact on: (a) the ability of the issuer to service all scheduled interest and principal payments, and (b) the evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for certain equity securities, the Company gives greater weight and consideration to a decline in market value and the likelihood such market value decline will recover.

When assessing the Company's intent to sell a security or if it is more likely than not it will be required to sell a security before recovery of its amortized cost basis, management evaluates facts and circumstances such as, but not limited to, decisions to rebalance the investment portfolio and sales of investments to meet cash flow or capital needs.

When the Company has determined it has the intent to sell or if it is more likely than not that the Company will be required to sell a security before recovery of its amortized cost basis and the fair value has declined below amortized cost (“intent impairment”), the individual security is written down from amortized cost to fair value, and a corresponding charge is recorded in Net realized capital gains (losses) in the Consolidated Statements of Operations as an other-than-temporary impairment ("OTTI"). If the Company does not intend to sell the security and it is not more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, but the Company has determined that there has been an other-than-temporary decline in fair value below the amortized cost basis, the OTTI is bifurcated into the amount representing the present value of the decrease in cash flows expected to be collected (“credit impairment”) and the amount related to other factors (“noncredit impairment”). The credit impairment is recorded in Net realized capital gains (losses) and in the Consolidated Statements of Operations. The noncredit impairment is recorded in Other comprehensive income (loss).

The Company uses the following methodology and significant inputs to determine the amount of the OTTI credit loss:

•
The Company performs a discounted cash flow analysis comparing the current amortized cost of a security to the present value of future cash flows expected to be received including estimated defaults and prepayments. The discount rate is generally the effective interest rate of the fixed maturity prior to impairment.

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When determining collectability and the period over which the value is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process, which incorporates information regarding the specific security, the industry and geographic area in which the issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from the Company's best estimates of likely scenario-based outcomes, after giving consideration to a variety of variables that includes, but is not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

•
Additional considerations are made when assessing the unique features that apply to certain structured securities such as subprime, Alt-A, non-agency, RMBS, CMBS, and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; loan-to-value ratios; debt service coverage ratios; current and forecasted loss severity; and the payment priority within the tranche structure of the security.

•
When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities, and state and political subdivision securities, the Company considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, the Company considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process, which incorporates available information and the Company's best estimate of scenarios-based outcomes regarding the specific security and issuer; possible corporate restructurings or asset sales by the issuer; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; fundamentals of the industry and geographic area in which the security issuer operates, and the overall macroeconomic conditions.

In periods subsequent to the recognition of the credit related impairment components of OTTI on a fixed maturity, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity in a prospective manner based on the amount and timing of estimated future cash flows.

Derivatives

The Company's use of derivatives is limited mainly to economic hedging to reduce the Company's exposure to cash flow variability of assets and liabilities, interest rate risk, credit risk, exchange rate risk, and market risk. It is the Company's policy not to offset amounts recognized for derivative instruments and amounts recognized for the right to reclaim cash collateral or the obligation to return cash collateral arising from derivative instruments executed with the same counterparty under a master netting arrangement.

The Company enters into interest rate, equity market, credit default, and currency contracts, including swaps, futures, forwards, caps, floors and options, to reduce and manage various risks associated with changes in value, yield, price, cash flow, or exchange rates of assets or liabilities held or intended to be held, or to assume or reduce credit exposure associated with a referenced asset, index, or pool. The Company also utilizes options and futures on equity indices to reduce and manage risks associated with its annuity products. Open derivative contracts are reported as Derivatives assets or liabilities on the Consolidated Balance Sheets at fair value. Changes in the fair value of derivatives are recorded in Net realized capital gains (losses) in the Consolidated Statements of Operations.

To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (a) a hedge of the exposure to changes in the estimated fair value of a recognized asset or liability or an identified portion thereof that is attributable to a particular risk (“fair value hedge”) or (b) a hedge of a forecasted transaction or of the variability of cash flows that is attributable to interest rate risk to be received or paid related to a recognized asset or liability (“cash flow hedge”). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship.

•
Fair Value Hedge: For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the hedged item, to the extent of the risk being hedged, are recognized in Other net realized capital gains (losses).

•
Cash Flow Hedge: For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into earnings in the same periods during which the hedged transaction impacts earnings in the same line item associated with the forecasted transaction. The ineffective portion of the derivative's change in value, if any, along with any of the derivative's change in value that is excluded from the assessment of hedge effectiveness, are recorded in Other net realized capital gains (losses).

When hedge accounting is discontinued because it is determined that the derivative is no longer expected to be highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the Consolidated Balance Sheets at its estimated fair value, with subsequent changes in estimated fair value recognized immediately in Other net realized capital gains (losses). The carrying value of the hedged asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in Other comprehensive income (loss) related to discontinued cash flow hedges are released into the Consolidated Statements of Operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the Consolidated Balance Sheets at its estimated fair value, with changes in estimated fair value recognized currently in Other net realized capital gains (losses). Derivative gains and losses recorded in Other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in Other net realized capital gains (losses).

If the Company's current debt and claims paying ratings were downgraded in the future, the terms in the Company's derivative agreements may be triggered, which could negatively impact overall liquidity. For the majority of the Company's counterparties, there is a termination event should the Company's long-term debt ratings drop below BBB+/Baal.

The Company also has investments in certain fixed maturities, and has issued certain annuity products, that contain embedded derivatives whose fair value is at least partially determined by levels of or changes in domestic and/or foreign interest rates (short-term or long-term), exchange rates, prepayment rates, equity markets, or credit ratings/spreads. Embedded derivatives within fixed maturities are included with the host contract on the Consolidated Balance Sheets and changes in fair value of the embedded derivatives are recorded in Other net realized capital gains (losses) in the Consolidated Statements of Operations. Embedded derivatives within certain annuity products are included in Future policy benefits on the Consolidated Balance Sheets and changes in the fair value of the embedded derivatives are recorded in Other net realized capital gains (losses) in the Consolidated Statements of Operations.

In addition, the Company has entered into a coinsurance with funds withheld arrangement that contains an embedded derivative, the fair value of which is based on the change in the fair value of the underlying assets held in trust. The embedded derivative within the coinsurance arrangement is included in Funds held under reinsurance arrangements on the Consolidated Balance Sheets, and changes in the fair value of the embedded derivative are recorded in Policyholder benefits in the Consolidated Statements of Operations.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, and other highly liquid investments, such as money market instruments and debt instruments with maturities of three months or less at the time of purchase. Cash and cash equivalents are stated at fair value. Cash and cash equivalents of VIEs and VOEs are not available for general use by the Company.

Property and Equipment

Property and equipment are carried at cost, less accumulated depreciation and included in Other assets on the Consolidated Balance Sheets. Expenditures for replacements and major improvements are capitalized; maintenance and repair expenditures are expensed as incurred. As of December 31, 2012 and 2011, total cost basis was $463.5 and $501.7, respectively. As of December 31, 2012 and 2011, total accumulated depreciation was $305.1 and $316.1, respectively. For the years ended December 31, 2012, 2011 and 2010, depreciation expense was $36.9, $36.2 and $34.2, respectively, and included in Operating expenses in the Consolidated Statements of Operations. Depreciation on property and equipment is provided on a straight-line basis over the estimated useful lives of the assets with the exception of land and artwork, which are not depreciated.

The Company's property and equipment are depreciated using the following estimated useful lives:

Estimated Useful Lives
Buildings	40 years
Furniture and fixtures	5 years
Leasehold improvements	10 years, or the life of the lease, whichever is shorter
Equipment	3 years

Deferred Policy Acquisition Costs and Value of Business Acquired

DAC represents policy acquisition costs that have been capitalized and are subject to amortization and interest. Capitalized costs are incremental, direct costs of contract acquisition, as well as certain costs related directly to successful acquisition activities. Such costs consist principally of certain commissions, underwriting, sales, and contract issuance and processing expenses directly related to the successful acquisition of new and renewal business. Indirect or unsuccessful acquisition costs, maintenance, product development and overhead expenses are charged to expense as incurred. VOBA represents the outstanding value of in force business acquired and is subject to amortization and interest. The value is based on the present value of estimated net cash flows embedded in the insurance contracts at the time of the acquisition and increased for subsequent deferrable expenses on purchased policies.

Amortization Methodologies

Generally, the Company amortizes DAC and VOBA related to traditional contracts (term insurance, non-participating whole life insurance, and traditional group life insurance) and certain accident and health insurance over the entire premium payment period in proportion to the present value of expected gross premiums. Assumptions as to mortality, morbidity, persistency, and interest rates, which include provisions for adverse deviation, are consistent with the assumptions used to calculate reserves for future policy benefits. These assumptions are “locked-in” at issue and not revised unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. DAC recoverability testing is performed for current issue year products to determine if net premiums are sufficient to cover estimated benefits and expenses. In subsequent periods, the recoverability of the DAC or VOBA balances are determined by assessing whether future gross profits are sufficient to amortize the DAC or VOBA balances as well as provide for expected future benefits and maintenance costs. If a premium deficiency is deemed to be present, charges will be applied against the DAC and VOBA balances before an additional reserve is established. Absent such a premium deficiency, variability in amortization after policy issuance or acquisition relates only to variability in premium volumes.

Generally, the Company amortizes DAC and VOBA related to fixed and variable universal life contracts, variable deferred annuity contracts, and fixed deferred annuity contracts over the estimated lives of the contracts in relation to the emergence of estimated gross profits. Assumptions as to mortality, persistency, interest crediting rates, fee income, returns associated with separate account performance, impact of hedge performance, expenses to administer the business, and certain economic variables, such as inflation, are based on the Company's experience and overall capital markets. At each valuation date, estimated gross profits are updated with actual gross profits and the assumptions underlying future estimated gross profits are evaluated for continued reasonableness. Adjustments to estimated gross profits require that amortization rates be revised retroactively to the date of the contract issuance (“unlocking”). For variable deferred annuity contracts within Closed Block Variable Annuity, the Company amortizes DAC and VOBA in relation to the emergence of estimated gross revenue.

Assumptions
Changes in assumptions can have a significant impact on DAC and VOBA balances and amortization rates. Amortization of deferred sales inducements and recognition of unearned revenue (“URR”) on these products (see respective sections below) may also be impacted by changes in assumptions.

Several assumptions are considered significant in the estimation of future gross profits associated with the Company's variable products. One significant assumption is the assumed return associated with the variable account performance. To reflect the volatility in the equity markets, this assumption involves a combination of near-term expectations and long-term assumptions regarding market performance. The overall return on the variable account is dependent on multiple factors, including the relative mix of the underlying sub-accounts among bond funds and equity funds, as well as equity sector weightings. The Company practice assumes that intermediate-term appreciation in equity markets reverts to the long-term appreciation in equity markets (“reversion to the mean”). The Company monitors market events and only changes the assumption when sustained deviations are expected. This methodology incorporates a 9% long-term equity return assumption, a 14% cap, and a five-year lookforward period. The reversion to the mean methodology was implemented prospectively on January 1, 2011.

Prior to January 1, 2011, the Company utilized a static long-term equity return assumption for projecting account balance growth in all future years. This return assumption was reviewed annually or more frequently, if deemed necessary. Actual returns that were higher than long-term expectations produced higher contract owner account balances, which increased future fee expectations and decreased future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected gross revenues and gross profits. The opposite result occurred when returns were lower than long-term expectations.

Other significant assumptions include estimated policyholder behavior assumptions, such as surrender, lapse, and annuitization rates. Estimated gross revenues and gross profits of variable annuity contracts are sensitive to these assumptions.

Contract owners may periodically exchange one contract for another, or make modifications to an existing contract. These transactions are identified as internal replacements. Internal replacements that are determined to result in substantially unchanged contracts are accounted for as continuations of the replaced contracts. Any costs associated with the issuance of the new contracts are considered maintenance costs and expensed as incurred. Unamortized DAC and VOBA related to the replaced contracts continue to be deferred and amortized in connection with the new contracts. Internal replacements that are determined to result in contracts that are substantially changed are accounted for as extinguishments of the replaced contracts, and any unamortized DAC and VOBA related to the replaced contracts are written off to Net amortization of deferred policy acquisition costs and value of business acquired in the Consolidated Statements of Operations.

Sales Inducements

Sales inducements represent benefits paid to contract owners for a specified period that are incremental to the amounts the Company credits on similar contracts and are higher than the contract's expected ongoing crediting rates for periods after the inducement. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in Interest credited to contract owner account balances in the Consolidated Statements of Operations. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews deferred sales inducements to determine the recoverability of these balances.

For the years ended December 31, 2012, 2011 and 2010, the Company capitalized $35.1, $39.9 and $55.0, respectively, of sales inducements. For the years ended December 31, 2012, 2011 and 2010, the Company amortized $62.6, $14.0 and $102.1, respectively, of deferred sales inducements.

Future Policy Benefits and Contract Owner Accounts

Future Policy Benefits
The Company establishes and carries actuarially-determined reserves that are calculated to meet its future obligations under insurance policies, including individual and group life insurance, guaranteed benefits on annuity contracts, payout contracts with life contingencies, and certain accident and health insurance. Reserves also include estimates of unpaid claims as well as claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The principal assumptions used to establish liabilities for future policy benefits are based upon Company experience and periodically reviewed against industry standards. These assumptions include mortality, morbidity, policy lapse, contract renewal, payment of subsequent premiums or deposits by the contract owner, retirement, investment returns, inflation, benefit utilization and expenses. Changes in, or deviations from, the assumptions used can significantly affect the Company's reserve levels and related results of operations.

Reserves for individual and group life insurance contracts (mainly term insurance, non-participating whole life insurance, and traditional group life insurance) and accident and health insurance represent the present value of future benefits to be paid to or on behalf of contract owners and related expenses, less the present value of future net premiums. Assumptions as to interest rates, mortality, expenses, and persistency are based upon the Company's estimates of anticipated experience at the period the policy is sold or acquired, including a provision for adverse deviation. Interest rates used to calculate the present value of these reserves ranged from 2.5% to 7.7%.

Reserves for payout contracts with life contingencies are equal to the present value of expected future payments. Assumptions as to interest rates, mortality, and expenses are based upon the Company's experience at the period the policy is sold or acquired, including a provision for adverse deviation. Such assumptions generally vary by annuity plan type, year of issue, and policy duration. Interest rates used to calculate the present value of future benefits ranged from 3.0% to 7.75%.

Although assumptions are “locked-in” upon the issuance of individual and group life insurance, payout contracts with life contingencies, and certain accident and health insurance, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are determined based on best estimate assumptions that exist at the time the premium deficiency reserve is established and do not include a provision for adverse deviation.

Contract Owner Accounts
Contract owner account balances relate to investment-type contracts, such as guaranteed investment contracts and funding agreements, universal life-type contracts, fixed annuities and payout contracts without life contingencies, and fixed-indexed annuity (“FIA”) contracts.

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Account balances for guaranteed investment contracts and funding agreements are calculated using the amount deposited with the Company, less withdrawals, plus interest accrued to the ending valuation date. Interest on these contracts is accrued by a predetermined index, plus a spread or a fixed rate, established at the issue date of the contract.

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Account balances for universal life-type contracts, including variable universal life and indexed universal life contracts, are equal to cumulative deposits, less charges and withdrawals and account values released upon death, plus credited interest thereon.

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Account balances for fixed annuities and payout contracts without life contingencies are equal to cumulative deposits, less charges and withdrawals, plus credited interest thereon. Credited interest rates vary by product and ranged up to 8.0% for the years 2012, 2011, and 2010. Account balances for group immediate annuities without life contingent payouts are equal to the discounted value of the payment at the implied break-even rate.

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For FIAs, the aggregate initial liability is equal to the deposit received, plus a bonus, if applicable, and is split into a host component and an embedded derivative component. Thereafter, the host liability accumulates at a set interest rate, and the embedded derivative liability is recognized at fair value.

Guarantees and Additional Reserves
The Company establishes and carries liabilities for product guarantees, which are described below. The Company periodically evaluates its estimates and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. Changes in, or deviations from, the assumptions used can significantly affect the Company's reserve levels and related results of operations.
Universal and Variable Life: Reserves for universal and variable life secondary guarantees and paid-up guarantees are calculated by estimating the expected value of death benefits payable and recognizing those benefits ratably over the accumulation period based on total expected assessments. The reserve for such products recognizes the portion of contract assessments received in early years used to compensate the Company for benefits provided in later years. Assumptions used, such as the interest rate, lapse rate, and mortality, are consistent with assumptions used in estimating gross profits for purposes of amortizing DAC. Reserves for universal and variable life secondary guarantees and paid up guarantees are recorded in Future policy benefits on the Consolidated Balance Sheets.

The Company also calculates a benefit ratio for each block of business that meets the requirements for additional reserves and calculates an additional reserve by accumulating amounts equal to the benefit ratio multiplied by the assessments for each period, reduced by excess benefits during the period. The additional reserve is accumulated at interest rates consistent with the DAC model for the period. The calculated reserve includes a provision for universal life contracts with patterns of cost of insurance charges that produce expected gains from the insurance benefit function followed by losses from that function in later years. Additional reserves are recorded in Future policy benefits on the Consolidated Balance Sheets.

URR relates to variable universal life and universal life products and represents policy charges for services to be provided in future periods (see the “Recognition of Insurance Revenue and Related Benefits” section below). The URR balance is recorded in Future policy benefits on the Consolidated Balance Sheets.

GMDB and GMIB: Reserves for annuity guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are determined by estimating the value of expected benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Expected experience is based on a range of scenarios. Assumptions used, such as the long-term equity market return, lapse rate, and mortality, are consistent with assumptions used in estimating gross revenues for purposes of amortizing DAC. The assumptions of investment performance and volatility are consistent with the historical experience of the appropriate underlying equity index, such as the Standard & Poor's (“S&P”) 500 Index. In addition, the reserve for the GMIB guarantee incorporates assumptions for the likelihood and timing of the potential annuitizations that may be elected by the contract owner. In general, the Company assumes that GMIB annuitization rates will be higher for policies with more valuable guarantees ("in the money" guarantees where the notional benefit amount is in excess of the account value). Reserves for GMDB and GMIB are recorded in Future policy benefits on the Consolidated Balance Sheets. Changes in reserves for GMDB and GMIB are reported in Policyholder benefits in the Consolidated Statements of Operations.

Most contracts issued on or before December 31, 1999 with enhanced death benefit guarantees were reinsured to third-party reinsurers to mitigate the risk associated with such guarantees. For contracts issued after December 31, 1999, the Company instituted a variable annuity guarantee hedging program to mitigate the risks associated with these guarantees, for which the Company did not seek hedge accounting. The variable annuity guarantee hedging program is based on the Company entering into derivative positions to offset such exposures to GMDB and GMIB due to adverse changes in the equity markets.

GMAB, GMWB, GMWBL and FIA: The Company also issues certain products which contain embedded derivatives that are measured at estimated fair value separately from the host contracts. These products include annuity Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”), guaranteed minimum withdrawal benefits with life payouts (“GMWBL”) and FIAs. Embedded derivatives associated with GMAB, GMWB and GMWBL are recorded in Future policy benefits on the Consolidated Balance Sheets. Embedded derivatives associated with FIA are recorded in Contract owner account balances on the Consolidated Balance Sheets. Changes in estimated fair value, along with attributed fees collected or payments made, are reported in Other net realized capital gains (losses) in the Consolidated Statements of Operations.

At inception of the GMAB, GMWB, and GMWBL contracts, the Company projects a fee to be attributed to the embedded derivative portion of the guarantee equal to the present value of projected future guaranteed benefits. After inception, the estimated fair value of the GMAB, GMWB, and GMWBL contracts is determined based on the present value of projected future guaranteed benefits, minus the present value of projected attributed fees. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The projection of future guaranteed benefits and future attributed fees require the use of assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.) and policyholder behavior (e.g., lapse, benefit utilization, mortality, etc.). Risk margins are established to capture uncertainties related to policyholder behavior assumptions. The margin represents additional compensation a market participant would require to assume these risks.

The estimated fair value of the FIA contracts is based on the present value of the excess of interest payments to the contract owners over the minimum guaranteed interest rate ("MGIR"). The excess interest payments are determined as the excess of projected index driven benefits over the projected guaranteed benefits. The projection horizon is over the anticipated life of the related contracts which takes into account best estimate actuarial assumptions, such as partial withdrawals, full surrenders, deaths, annuitizations and maturities.

Stabilizer and Managed Custody Guarantees: Products with guaranteed credited rates treat the guarantee as an embedded derivative for Stabilizer products and a stand-alone derivative for Managed custody guarantee (“MCG”) products. These derivatives are measured at estimated fair value and recorded in Contract owner account balances on the Consolidated Balance Sheets. Changes in estimated fair value along with attributed fees collected are reported in Other net realized capital gains (losses) in the Consolidated Statements of Operations.

The estimated fair value of the Stabilizer and MCG contracts is determined based on the present value of projected future claims, minus the present value of future guaranteed premiums. At inception of the contract the Company projects a guaranteed premium to be equal to the present value of the projected future claims. The income associated with the contracts is projected using actuarial and capital market assumptions, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are projected under multiple capital market scenarios using observable risk-free rates and other best estimate assumptions.

The GMAB, GMWB, GMWBL, FIA, and Stabilizer embedded derivative liabilities and the stand-alone derivative for MCG include a risk margin to capture uncertainties related to policyholder behavior assumptions. The margin represents additional compensation a market participant would require to assume these risks.

Separate Accounts

Separate account assets and liabilities generally represent funds maintained to meet specific investment objectives of contract owners or participants who bear the investment risk, subject, in limited cases, to minimum guaranteed rates. Investment income and investment gains and losses generally accrue directly to such contract owners. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company.

Separate account assets supporting variable options under variable annuity contracts are invested, as designated by the contract owner or participant under a contract, in shares of mutual funds that are managed by the Company, or in other selected mutual funds not managed by the Company.

The Company reports separately, as assets and liabilities, investments held in the separate accounts and liabilities of separate accounts if:

•	Such separate accounts are legally recognized;

•	Assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;

•	Investments are directed by the contract owner or participant; and

•	All investment performance, net of contract fees and assessments, is passed through to the contract owner.

The Company reports separate account assets that meet the above criteria at fair value on the Consolidated Balance Sheets based on the fair value of the underlying investments. Separate account liabilities equal separate account assets. Investment income and net realized and unrealized capital gains (losses) of the separate accounts, however, are not reflected in the Consolidated Statements of Operations. The Consolidated Statements of Cash Flows do not reflect investment activity of the separate accounts.

Short-term and Long-term Debt

Short-term and long-term debt are carried at an amount equal to the unpaid principal balance, net of any remaining unamortized discount or premium attributable to issuance. Direct and incremental costs to issue the debt are recorded in Other assets on the Consolidated Balance Sheets and are recognized as a component of Interest expense in the Consolidated Statements of Operations over the life of the debt, using the effective interest method of amortization.

Collateralized Loan Obligations Notes

CLO notes issued by consolidated CLO entities are recorded as Collateralized loan obligations notes, at fair value using the fair value option, on the Consolidated Balance Sheets. Changes in the fair value of the notes are recorded in Changes in fair value related to collateralized loan obligations in the Company's Consolidated Statements of Operations.

Repurchase Agreements

The Company engages in dollar repurchase agreements with MBS (“dollar rolls”) and repurchase agreements with other collateral types to increase its return on investments and improve liquidity. Such arrangements meet the requirements to be accounted for as financing arrangements.

The Company enters into dollar roll transactions by selling existing MBS and concurrently entering into an agreement to repurchase similar securities within a short time frame at a lower price. Under repurchase agreements, the Company borrows cash from a counterparty at an agreed upon interest rate for an agreed upon time frame and pledges collateral in the form of securities. At the end of the agreement, the counterparty returns the collateral to the Company, and the Company, in turn, repays the loan amount along with the additional agreed upon interest.

Company policy requires that at all times during the term of the dollar roll and repurchase agreements that cash or other collateral types obtained is sufficient to allow the Company to fund substantially all of the cost of purchasing replacement assets. Cash received is invested in Short-term investments, with the offsetting obligation to repay the loan included as an Other liability on the Consolidated Balance Sheets. The carrying value of the securities pledged in dollar rolls and repurchase agreement transactions and the related repurchase obligation are included in Securities pledged and Short-term debt, respectively, on the Consolidated Balance Sheets.

The primary risk associated with short-term collateralized borrowings is that the counterparty will be unable to perform under the terms of the contract. The Company's exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments. The Company believes the counterparties to the dollar rolls and repurchase agreements are financially responsible and that the counterparty risk is minimal.

Recognition of Insurance Revenue and Related Benefits

Premiums related to traditional individual and group life policies are recognized in Premiums in the Consolidated Statements of Operations when due from the contract owner. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded in Policyholder benefits in the Consolidated Statements of Operations when incurred.

Revenues from investment-type, universal life-type, fixed annuities and payout contracts without life contingencies, and FIA consist primarily of fees assessed against the contract owner account balance for mortality and policy administration and are reported in Fee income. In addition, the Company earns investment income from the investment of contract deposits in the Company's general account portfolio which is reported in Net investment income in the Consolidated Statements of Operations. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are established as a URR liability and amortized into revenue over the expected life of the related contracts in proportion to estimated gross profits in a manner consistent with DAC for these contracts. URR is reported in Future policy benefits and amortized into Fee income. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, and interest credited to contract owner account balances.

Income Taxes

The Company files a consolidated federal income tax return, which includes many of its subsidiaries, in accordance with the Internal Revenue Code of 1986, as amended.

The Company's deferred tax assets and liabilities resulting from temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

Deferred tax assets represent the tax benefit of future deductible temporary differences and, operating loss and tax credit carryforwards. The Company evaluates and tests the recoverability of its deferred tax assets. Deferred tax assets are reduced by a valuation allowance if, based on the weight of evidence, it is more likely than not that some portion, or all, of the deferred tax assets will not be realized. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including:

•	The nature and character of the deferred tax assets and liabilities;

•	The nature and character of income by life and non-life subgroups;

•	Income in non-U.S. companies;

•	Taxable income in prior carryback years;

•	Projected future taxable income, exclusive of reversing temporary differences and carryforwards;

•	Projected future reversals of existing temporary differences;

•	The length of time carryforwards can be utilized;

•	Any prudent and feasible tax planning strategies the Company would employ to avoid a tax benefit from expiring unused.

•	The nature, frequency, and severity of cumulative losses in recent years; and

•	Any tax rules that would impact the utilization of the deferred tax assets.

In establishing unrecognized tax benefits, the Company determines whether a tax position is more likely than not to be sustained under examination by the appropriate taxing authority. The Company also considers positions that have been reviewed and agreed to as part of an examination by the appropriate taxing authority. Tax positions that do not meet the more likely than not standard are not recognized in the Consolidated Financial Statements. Tax positions that meet this standard are recognized in the Consolidated Financial Statements. The Company measures the tax position as the largest amount of benefit that is greater than 50% likely of being realized upon ultimate resolution with the tax authority that has full knowledge of all relevant information.

Reinsurance

The Company utilizes reinsurance agreements in most aspects of its insurance business to reduce its exposure to large losses. Such reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the primary liability of the Company as direct insurer of the risks reinsured.

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

For reinsurance of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid and benefits received related to the underlying contracts is included in the expected net cost of reinsurance which is recorded as a component of the reinsurance asset or liability. Any difference between actual and expected net cost of reinsurance is recognized in the current period and included as a component of profits used to amortize DAC.

For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid are recorded as ceded premiums and ceded unearned premiums and are reflected as a component of Premiums in the Consolidated Statements of Operations and Other assets on the Consolidated Balance Sheets, respectively. Ceded unearned premiums are amortized through premiums over the remaining contract period in proportion to the amount of protection provided.

For retroactive reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid in excess of the related insurance liabilities ceded are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in Other liabilities. The gains are amortized over the remaining life of the underlying contracts.

The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded future policy benefits and contract owner liabilities are reported gross on the Consolidated Balance Sheets.

Only those reinsurance recoverable balances deemed probable of recovery are recognized as assets on the Company's Consolidated Balance Sheets and are stated net of allowances for uncollectible reinsurance. Amounts currently recoverable under reinsurance agreements are included in Reinsurance recoverable and amounts currently payable are included in Other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer are recorded net on the Consolidated Balance Sheets if a right of offset exists within the reinsurance agreement.

Premiums, Fee income, and Policyholder benefits are reported net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in Other revenue.

Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance. The Company also evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers. The S&P ratings for the Company's reinsurers with the largest reinsurance recoverable balances are all A rated or better. These reinsurers are: Lincoln National Corporation (“Lincoln”), Hannover Life Reassurance Company of America and Hannover Re (Ireland) Plc (collectively, “Hannover Re”), and various subsidiaries of Reinsurance Group of America Incorporated (collectively, “RGA”).

Employee Benefits Plans

Certain subsidiaries of the Company sponsor and/or administer various plans that provide defined benefit pension and other postretirement benefits covering eligible employees, sales representatives, and other individuals. The plans are generally funded through payments, determined by periodic actuarial calculations, to trustee-administered funds.

A defined benefit plan is a pension plan that defines an amount of pension benefit that an employee will receive on retirement, usually dependent on one or more factors such as age, years of service, and compensation. The liability recognized in respect of defined benefit pension plans is the present value of the projected pension benefit obligation (“PBO”) at the balance sheet date, less the fair value of plan assets, together with adjustments for unrecognized past service costs. This liability is included in Pension and other post-employment provisions on the Consolidated Balance Sheets. The PBO is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The Company recognizes the funded status of the PBO for pension plans and the accumulated postretirement benefit obligation (“APBO”) for other postretirement plans on the Consolidated Balance Sheets.

Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. The obligations and expenses associated with these plans require use of assumptions, such as discount rate, expected rate of return on plan assets, rate of future compensation increases, and healthcare cost trend rates, as well as assumptions regarding participant demographics such as age of retirements, withdrawal rates, and mortality. Management determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's Consolidated Financial Statements and liquidity. Differences between the expected return and the actual return on plan assets and actuarial gain/loss changes are immediately recognized in Operating expenses in the Consolidated Statements of Operations.

For post-retirement healthcare and other benefits to retirees, the entitlement to these benefits is usually conditional on the employee remaining in service up to retirement age and the completion of a minimum service period. The expected costs of these benefits are accrued in Other liabilities over the period of employment using an accounting methodology similar to that for defined benefit pension plans. Actuarial gain/loss changes are immediately recognized in Operating expenses in the Consolidated Statements of Operations.

Share-based Compensation

Employees of the Company participate in various ING share-based compensation plans. The Company records compensation expense associated with stock options and other forms of equity compensation based on their fair values over the vesting period. Share-based compensation expense includes direct costs of employees of the Company.

Consolidation, Business Combinations, and Noncontrolling Interests

The Company consolidates entities in which it, directly or indirectly, is determined to have a controlling financial interest.

VIEs: The Company consolidates VIEs for which it is the primary beneficiary. An entity is a VIE if it has equity investors who lack the characteristics of a controlling financial interest or it does not have sufficient equity at risk to finance its expected activities without additional subordinated financial support from other parties. The primary beneficiary (i) has the power to direct the activities of the entity that most significantly impact the entity's economic performance and (ii) has the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to the entity.

VOEs: For entities determined not to be VIEs, the Company consolidates entities in which it has an equity investment of greater than 50% and has control over significant operating, financial and investing decisions of the entity. Additionally, the Company consolidates entities in which the Company is a substantive, controlling general partner, and the limited partners have no substantive rights to impact ongoing governance and operating activities of the partnership.

The Company provides investment management services to, and has transactions with, various CLO entities, private equity funds, real estate funds, fund-of-hedge funds, single strategy hedge funds, insurance entities, securitizations, and other investment entities in the normal course of business. In certain instances, the Company serves as the investment manager, making day-to-day investment decisions concerning the assets of these entities. These entities are considered to be either VIEs or VOEs, and the Company evaluates its involvement with each entity to determine whether consolidation is required.

For certain investment funds after January 1, 2010, and all entities prior to January 1, 2010, the determination is based on previous consolidation guidelines that require an analysis to determine whether (a) an entity in which the Company holds a variable interest is a VIE and (b) the Company's involvement, through holding interests directly or indirectly in the entity or contractually through other variable interests (e.g., management fees), would be expected to absorb a majority of the entity's expected losses or receive a majority of residual returns in the entity, or both.

The determination of whether an entity in which the Company holds a variable interest is a VIE requires judgments, which include (1) determining whether the equity investment at risk is sufficient to permit the entity to finance its activities without additional subordinated financial support; (2) evaluating whether the equity holders, as a group, can make decisions that have a significant effect on the success of the entity; (3) determining whether two or more parties' equity interests should be aggregated; and (4) determining whether the equity investors have proportionate voting rights to their obligations to absorb losses or rights to receive returns from an entity. The Company determines whether it is the primary beneficiary of a VIE at the time it becomes involved with a VIE. Consolidation conclusions are reviewed quarterly to identify whether any reconsideration events have occurred, which would require detailed reassessment of the VIE status.

The Company has elected to apply the FVO for financial assets and financial liabilities held by consolidated CLO entities and continues to measure these assets (primarily senior bank and corporate loans) and liabilities (debt obligations issued by CLO entities) at fair value in subsequent periods. The Company has elected the FVO to more closely align its accounting with the economics of its transactions. This election allows the Company to more effectively align changes in the fair value of CLO assets with a commensurate change in the fair value of CLO liabilities.

The Company recognizes the fair values of assets acquired, liabilities assumed and any noncontrolling interests acquired in a business combination. The Company did not have any business combinations for the years ended December 31, 2012, 2011, and 2010.

Noncontrolling interest represents the interests of shareholders, other than the Company, in consolidated entities. In the Consolidated Statements of Operations, net earnings and losses attributable to noncontrolling interest represents such shareholders' interests in the earnings and losses of those entities, or the attribution of results from consolidated VIEs or VOEs to which the Company is not economically entitled.

Contingencies

A loss contingency is an existing condition, situation, or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur. Examples of loss contingencies include pending or threatened adverse litigation, threat of expropriation of assets, and actual or possible claims and assessments. Amounts related to loss contingencies are accrued and recorded in Other liabilities on the Consolidated Balance Sheets if it is probable that a loss has been incurred and the amount can be reasonably estimated, based on the Company's best estimate of the ultimate outcome. If determined to meet the criteria for a reserve, the Company also evaluates whether there are external legal or other costs directly associated with the resolution of the matter and accrues such costs if estimable.

Adoption of New Pronouncements

Financial Instruments

Reconsideration of Effective Control for Repurchase Agreements
In April 2011, the FASB issued ASU 2011-03, “Transfers and Servicing (ASC Topic 860): Reconsideration of Effective Control for Repurchase Agreements” (“ASU 2011-03”), which removes from the assessment of effective control (1) the criterion requiring the transferor to have the ability to repurchase or redeem the financial assets on substantially the agreed terms and (2) the collateral maintenance implementation guidance related to that criterion.

The provisions of ASU 2011-03 were adopted by the Company on January 1, 2012. The Company determined that there was no effect on the Company's financial condition, results of operations or cash flows, as the guidance is consistent with that previously applied by the Company.

A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring
In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-02, “Receivables (Accounting Standards Codification™ (“ASC”) Topic 310): A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring” (“ASU 2011-02”), which clarifies the guidance on a creditor's evaluation of whether it has granted a concession and whether the debtor is experiencing financial difficulties, as follows:

▪	If a debtor does not have access to funds at a market rate for similar debt, the restructuring would be considered to be at a below-market rate;

▪	An increase in the contractual interest rate does not preclude the restructuring from being considered a concession, as the new rate could still be below the market interest rate;

▪	A restructuring that results in a delay in payment that is insignificant is not a concession;

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A creditor should evaluate whether it is probable that the debtor would be in payment default on any of its debt without the modification to determine if the debtor is experiencing financial difficulties; and

▪	A creditor is precluded from using the effective interest rate test.

Also, ASU 2011-02 requires disclosure of certain information about troubled debt restructuring, which was previously deferred by ASU 2011-01, "Deferral of the Effective Date of Disclosures about Troubled Debt Restructurings in Update No. 2010-20" ("ASU 2011-01").

The provisions of ASU 2011-02 were adopted by the Company on July 1, 2011, and applied retrospectively to January 1, 2011. The Company determined, however, that there was no effect on the Company's financial position, results of operations or cash flows upon adoption, as there were no troubled debt restructurings between January 1, 2011 and July 1, 2011. The disclosures required by ASU 2011-02 are included in the Investments (excluding Consolidated Investment Entities) note to these Consolidated Financial Statements.

Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses
In July 2010, the FASB issued ASU 2010-20, “Receivables (ASC Topic 310): Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses” (“ASU 2010-20”), which requires certain existing disclosures to be disaggregated by class of financing receivable, including the rollforward of the allowance for credit losses, with the ending balance further disaggregated on the basis of impairment method. For each disaggregated ending balance, an entity also is required to disclose the related recorded investment in financing receivables, the nonaccrual status of financing receivables, and impaired financing receivables.

ASU 2010-20 also requires new disclosures by class of financing receivable, including credit quality indicators, aging of past due amounts, the nature and extent of troubled debt restructurings and related defaults, and significant purchases and sales of financing receivables disaggregated by portfolio segment.

In January 2011, the FASB issued ASU 2011-01, which temporarily delayed the effective date of the disclosures about troubled debt restructurings in ASU 2010-20.

The provisions of ASU 2010-20 were adopted by the Company on December 31, 2010, and are included in the Investments (excluding Consolidated Investment Entities) note to these Consolidated Financial Statements, as well as the "Reinsurance" section above, except for the disclosures about troubled debt restructurings included in ASU 2011-02 that were adopted by the Company on July 1, 2011 (see above). The disclosures that include information for activity that occurs during a reporting period were adopted by the Company on January 1, 2011 and are included in the Investment note to these Consolidated Financial Statements. As this pronouncement only pertains to additional disclosure, the adoption had no effect on the Company's financial condition, results of operations, or cash flows.

Scope Exception Related to Embedded Credit Derivatives
In March 2010, the FASB issued ASU 2010-11, “Derivatives and Hedging (ASC Topic 815): Scope Exception Related to Embedded Credit Derivatives” (“ASU 2010-11”), which clarifies that the only type of embedded credit derivatives that are exempt from bifurcation requirements are those that relate to the subordination of one financial instrument to another.

The provisions of ASU 2010-11 were adopted by the Company on July 1, 2010. The Company determined, however, that there was no effect on the Company's financial condition, results of operations, or cash flows upon adoption, as the guidance is consistent with that previously applied by the Company.

Consolidation and Business Combinations

Consolidation Analysis of Investments Held through Separate Accounts
In April 2010, the FASB issued ASU 2010-15, “Financial Services-Insurance (ASC Topic 944): How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments” (“ASU 2010-15”), which clarifies that an insurance entity generally should not consider any separate account interests in an investment held for the benefit of policy holders to be the insurer's interests, and should not combine those separate account interests with its general account interest in the same investment when assessing the investment for consolidation.

The provisions of ASU 2010-15 were adopted by the Company on January 1, 2011; however, the Company determined that there was no effect on its financial condition, results of operations or cash flows upon adoption, as the guidance is consistent with that previously applied by the Company.

Improvements to Financial Reporting by Enterprises Involved in Variable Interest Entities
In December 2009, the FASB issued ASU 2009-17, “Consolidations (ASC Topic 810): Improvements to Financial Reporting by Enterprises Involved in Variable Interest Entities” (“ASU 2009-17”), which amends the consolidation guidance for VIEs, as follows:

•
Eliminates the quantitative-based assessment for consolidation of VIEs and, instead, requires a qualitative assessment of whether an entity has the power to direct the VIEs activities and whether the entity has the obligation to absorb losses or the right to receive benefits that could be significant to the VIE;

•	Requires an ongoing reassessment of whether an entity is the primary beneficiary of a VIE; and

•
Requires enhanced disclosures, including (i) presentation on the balance sheet of assets and liabilities of consolidated VIEs that meet the separate presentation criteria and disclosure of assets and liabilities recognized on the balance sheet and (ii) the maximum exposure to loss for those VIEs in which a reporting entity is determined to not be the primary beneficiary but in which it has a variable interest.

In addition, in February 2010, the FASB issued ASU 2010-10, “Consolidations (ASC Topic 810): Amendments for Certain Investment Funds” (“ASU 2010-10”), which defers to ASU 2009-17 for a reporting entity's interests in certain investment funds that have attributes of investment companies, for which the reporting entity does not have an obligation to fund losses and that are not structured as securitization entities. The Company has determined that all of its managed funds, with the exception of certain CLOs, qualify for the deferral.

The provisions of ASU 2009-17 and ASU 2010-10 were adopted, prospectively, by the Company on January 1, 2010. As a result of adoption, the Company consolidated certain CLO entities managed by the Company on January 1, 2010, which increased total assets and total liabilities by $1.7 billion and $1.4 billion, respectively, on the Consolidated Balance Sheets. The CLO assets cannot be used by the Company, nor is the Company obligated for the CLO debt. The difference in the fair value of assets and liabilities on January 1, 2010 of $297.2 was recorded in Appropriated retained earnings, which reflects elimination of the fair value of interests held by the Company. See the Consolidated Investment Entities note for additional disclosures relating to the Company's involvement with VIEs and the impact of the consolidation to these Consolidated Financial Statements.

Fair Value

Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)
In May 2011, the FASB issued ASU 2011-04, “Fair Value Measurement (ASC Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” (“ASU 2011-04”), which includes the following amendments:

▪	The concepts of highest and best use and valuation premise are relevant only when measuring the fair value of nonfinancial assets;

▪	The requirements for measuring the fair value of equity instruments are consistent with those for measuring liabilities;

▪	An entity is permitted to measure the fair value of financial instruments managed within a portfolio at the price that would be received to sell or transfer a net position for a particular risk; and

▪	The application of premiums and discounts in a fair value measurement is related to the unit of account for the asset or liability.

ASU 2011-04 also requires additional disclosures, including use of a nonfinancial asset in a way that differs from its highest and best use, categorization by level for items in which fair value is required to be disclosed and further information regarding Level 3 fair value measurements.

The provisions of ASU 2011-04 were adopted, prospectively, by the Company on January 1, 2012. The adoption had no effect on the Company's financial condition, results of operations or cash flows as the pronouncement only pertains to additional disclosure. The disclosures required by ASU 2011-04 are included in the Fair Value Measurements note to these Consolidated Financial Statements.

Improving Disclosures about Fair Value Measurements
In January 2010, the FASB issued ASU 2010-06, “Fair Value Measurements and Disclosure (ASC Topic 820): Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”), which requires several new disclosures, as well as clarification to existing disclosures, as follows:

▪	Significant transfers in and out of Level 1 and Level 2 fair value measurements and the reason for the transfers;

▪	Purchases, sales, issuances, and settlement, in the Level 3 fair value measurements reconciliation on a gross basis;

▪	Fair value measurement disclosures for each class of assets and liabilities (i.e., disaggregated); and

▪	Valuation techniques and inputs for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 fair value measurements.

The provisions of ASU 2010-06 were adopted by the Company on January 1, 2010, except for the disclosures related to the Level 3 reconciliation that were adopted by the Company on January 1, 2011. The adoption had no effect on the Company's financial condition, results of operations, or cash flows as the pronouncement only pertains to additional disclosure. The disclosures required by ASU 2010-06 are included in the Fair Value Measurements note to these Consolidated Financial Statements.

Deferred Policy Acquisition Costs

Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts

In October 2010, the FASB issued ASU 2010-26, “Financial Services - Insurance (ASC Topic 944): Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts” (“ASU 2010-26”), which provides new guidance related to acquisition costs of new or renewal insurance contracts that qualify for deferral. Costs that should be capitalized include (1) incremental direct costs of successful contract acquisition and (2) certain costs related directly to successful acquisition activities (underwriting, policy issuance and processing, medical and inspection, and sales force contract selling) performed by the insurer for the contract. Advertising costs should be included in DAC only if the capitalization criteria for direct-response advertising guidance is met. All other acquisition-related costs should be charged to expense as incurred.

The Company early adopted the provisions of ASU 2010-26 on January 1, 2011, and applied the provisions retrospectively. If the Company's Consolidated Balance Sheet as of December 31, 2010 had been issued prior to implementation, the impact to the Company's January 1, 2011 Retained earnings, as a result of implementation, would have been a decrease of $1.2 billion, net of income taxes of $300.8.

Goodwill and Intangibles

Testing Goodwill for Impairment
In September 2011, the FASB issued ASU 2011-08, “Intangibles-Goodwill and Other (ASC Topic 350): Testing Goodwill for Impairment” (“ASU 2011-08”), which provides an entity the option to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If an entity determines that it is not more likely than not that the reporting unit is impaired, then performing the two-step impairment test is unnecessary. If, however, an entity concludes otherwise, it is required to perform the two-step impairment test.

The provisions of ASU 2011-08 were adopted by the Company on January 1, 2012; however, there was no effect on the Company's financial condition or results of operations, as there were no impairments.

When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts
In December 2010, the FASB issued ASU 2010-28, “Intangibles-Goodwill and Other (ASC Topic 350): When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts” (“ASU 2010-28”), which modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the test if qualitative factors indicate that it is more likely than not that a goodwill impairment exists.

The provisions of ASU 2010-28 were adopted by the Company on January 1, 2011; however, there was no effect on the Company's financial condition or results of operations, as the goodwill reporting unit did not have a zero or negative carrying amount at the October 1 testing date.

Presentation of Comprehensive Income
In June 2011, the FASB issued ASU 2011-05, “Comprehensive Income (ASC Topic 220): Presentation of Comprehensive Income” (“ASU 2011-05”), which states that an entity has the option to present total comprehensive income and the components of net income and other comprehensive income either in a single, continuous statement of comprehensive income or in two separate, consecutive statements.

In December 2011, the FASB issued ASU 2011-12, which defers the ASU 2011-05 requirements to present, on the face of the financial statements, the effects of reclassification out of AOCI on the components of net income and other comprehensive income.

The Company early adopted provisions of ASU 2011-05 and ASU 2010-12 on December 31, 2011, and applied the provisions retrospectively. The Consolidated Statement of Comprehensive Income, with corresponding revisions to the Consolidated Statements of Changes in Shareholder's Equity, is included in the Consolidated Financial Statements. In addition, the required disclosures are included in the Accumulated Other Comprehensive Income (Loss) note to these Consolidated Financial Statements.

Future Adoption of Accounting Pronouncements

Disclosures about Offsetting Assets and Liabilities
In December 2011, the FASB issued ASU 2011-11, "Balance Sheet (ASC Topic 210): Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"), which requires an entity to disclose both gross and net information about instruments and transactions eligible for offset in the statement of financial position, as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements.

In January 2013, the FASB issued ASU 2013-01, "Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), which clarifies that the scope of ASU 2011-11 applies to derivatives accounted for in accordance with ASU Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are either offset in accordance with Section 210-20-45 or Section 815-10-45 or subject to an enforceable master netting arrangement or similar agreement.

The provisions of ASU 2013-01 and ASU 2011-11 are effective retrospectively for annual reporting periods beginning on or after January 1, 2013 and periods within those annual reporting periods. The Company will adopt the provisions of these ASUs in the first quarter of 2013 which will include additional disclosure of the gross and net information instruments deemed in scope, including any related collateral received or posted.

Disclosures about Amounts Reclassified out of AOCI
In January 2013, the FASB issued ASU 2013-02, "Comprehensive Income (ASC Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income" ("ASU 2013-02"), which requires an entity to provide information about the amounts reclassified out of accumulated other comprehensive income by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of accumulated other comprehensive income by the respective line items of net income but only if the amount reclassified is required under U.S. GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under U.S. GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under U.S. GAAP that provide additional detail about those amounts.

The provisions of ASU 2013-02 are effective prospectively for reporting periods beginning after December 15, 2012. The Company will adopt the provisions of ASU 2013-02 in the first quarter of 2013 to provide additional information about amounts reclassified out of accumulated other comprehensive income by component.

Investments (excluding Consolidated Investment Entities)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Investments, Debt and Equity Securities [Abstract]
Investments
Investments (excluding Consolidated Investment Entities)

Fixed Maturities and Equity Securities

Available-for-sale and fair value option ("FVO") fixed maturities and equity securities were as follows as of March 31, 2013:

	Amortized Cost	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Embedded Derivatives(2)	Fair Value	OTTI(3)
Fixed maturities:
U.S. Treasuries	$5,186.3	$575.2	$4.0	$—	$5,757.5	$—
U.S. government agencies and authorities	642.0	67.5	—	—	709.5	—
State, municipalities and political subdivisions	288.6	29.2	—	—	317.8	—
U.S. corporate securities	34,082.4	3,770.8	93.3	—	37,759.9	13.0

Foreign securities:(1)
Government	1,072.1	93.3	9.3	—	1,156.1	—
Other	13,601.1	1,393.9	41.1	—	14,953.9	—
Total foreign securities	14,673.2	1,487.2	50.4	—	16,110.0	—

Residential mortgage-backed securities:
Agency	4,941.3	578.7	17.0	138.0	5,641.0	1.1
Non-Agency	1,489.8	194.9	46.9	74.1	1,711.9	130.4
Total Residential mortgage-backed securities	6,431.1	773.6	63.9	212.1	7,352.9	131.5
Commercial mortgage-backed securities	4,301.4	515.8	4.0	—	4,813.2	4.4
Other asset-backed securities	2,197.1	116.7	53.2	(8.0)	2,252.6	14.2

Total fixed maturities, including securities pledged	67,802.1	7,336.0	268.8	204.1	75,073.4	163.1
Less: Securities pledged	1,656.7	126.1	8.1	—	1,774.7	—
Total fixed maturities	66,145.4	7,209.9	260.7	204.1	73,298.7	163.1

Equity securities:
Common stock	192.6	0.3	0.2	—	192.7	—
Preferred stock	53.9	35.7	—	—	89.6	—
Total equity securities	246.5	36.0	0.2	—	282.3	—

Total fixed maturities and equity securities investments	$66,391.9	$7,245.9	$260.9	$204.1	$73,581.0	$163.1
(1) Primarily U.S. dollar denominated.
(2) Embedded derivatives within fixed maturity securities are reported with the host investment. The changes in fair value of embedded derivatives are reported in Other net realized capital gains (losses) in the Condensed Consolidated Statements of Operations.
(3) Represents Other-than Temporary-Impairments ("OTTI") reported as a component of Other comprehensive income.

Available-for-sale and FVO fixed maturities and equity securities were as follows as of December 31, 2012:

	Amortized Cost	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Embedded Derivatives (2)	Fair Value	OTTI(3)
Fixed maturities:
U.S. Treasuries	$5,194.3	$691.2	$1.8	$—	$5,883.7	$—
U.S. government agencies and authorities	645.4	78.8	—	—	724.2	—
State, municipalities and political subdivisions	320.2	32.6	—	—	352.8	—
U.S. corporate securities	32,986.1	4,226.6	48.8	—	37,163.9	13.4

Foreign securities(1):
Government	1,069.4	125.2	4.6	—	1,190.0	—
Other	13,321.8	1,527.4	54.7	—	14,794.5	—
Total foreign securities	14,391.2	1,652.6	59.3	—	15,984.5	—

Residential mortgage-backed securities:
Agency	5,071.6	633.3	14.8	156.0	5,846.1	1.2
Non-Agency	1,612.6	198.6	71.9	81.6	1,820.9	139.6
Total Residential mortgage-backed securities	6,684.2	831.9	86.7	237.6	7,667.0	140.8
Commercial mortgage-backed securities	4,438.9	513.6	6.1	—	4,946.4	4.4
Other asset-backed securities	2,536.4	128.4	90.0	(10.2)	2,564.6	15.4

Total fixed maturities, including securities pledged	67,196.7	8,155.7	292.7	227.4	75,287.1	174.0
Less: Securities pledged	1,470.0	139.6	4.1	—	1,605.5	—
Total fixed maturities	65,726.7	8,016.1	288.6	227.4	73,681.6	174.0

Equity securities:
Common stock	194.4	13.2	1.0	—	206.6	—
Preferred stock	103.5	30.0	—	—	133.5	—
Total equity securities	297.9	43.2	1.0	—	340.1	—

Total fixed maturities and equity securities investments	$66,024.6	$8,059.3	$289.6	$227.4	$74,021.7	$174.0
(1) Primarily U.S. dollar denominated.
(2) Embedded derivatives within fixed maturity securities are reported with the host investment. The changes in fair value of embedded derivatives are reported in Other net realized capital gains (losses) in the Condensed Consolidated Statements of Operations.
(3) Represents OTTI reported as a component of Other comprehensive income.

The amortized cost and fair value of fixed maturities, including securities pledged, as of March 31, 2013, are shown below by contractual maturity. Actual maturities may differ from contractual maturities as securities may be restructured, called, or prepaid. Mortgage-backed securities ("MBS") and Other asset-backed securities ("ABS") are shown separately because they are not due at a single maturity date.

	Amortized Cost	Fair Value
Due to mature:
One year or less	$2,923.6	$3,021.8
After one year through five years	14,250.2	15,205.4
After five years through ten years	18,184.4	19,830.3
After ten years	19,514.3	22,597.2
Mortgage-backed securities	10,732.5	12,166.1
Other asset-backed securities	2,197.1	2,252.6
Fixed maturities, including securities pledged	$67,802.1	$75,073.4

The investment portfolio is monitored to maintain a diversified portfolio on an ongoing basis. Credit risk is mitigated by monitoring concentrations by issuer, sector and geographic stratification and limiting exposure to any one issuer.

As of March 31, 2013 and December 31, 2012, the Company did not have any investments in a single issuer, other than obligations of the U.S. government and government agencies, with a carrying value in excess of 10% of the Company’s consolidated Shareholder’s equity.

The following tables set forth the composition of the U.S. and foreign corporate securities within the fixed maturity portfolio by industry category as of the dates indicated:

	Amortized Cost	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Fair Value
March 31, 2013
Communications	$4,048.7	$510.2	$10.9	$4,548.0
Financial	6,027.8	748.3	32.7	6,743.4
Industrial and other companies	27,160.9	2,621.1	66.8	29,715.2
Utilities	9,007.6	1,128.7	20.6	10,115.7
Transportation	1,438.5	156.4	3.4	1,591.5
Total	$47,683.5	$5,164.7	$134.4	$52,713.8

December 31, 2012
Communications	$3,609.5	$563.4	$2.4	$4,170.5
Financial	5,912.9	749.4	46.7	6,615.6
Industrial and other companies	26,613.3	3,063.3	24.2	29,652.4
Utilities	8,893.1	1,210.5	28.9	10,074.7
Transportation	1,279.1	167.4	1.3	1,445.2
Total	$46,307.9	$5,754.0	$103.5	$51,958.4

The Company invests in various categories of collateralized mortgage obligations ("CMOs"), including CMOs that are not agency-backed, that are subject to different degrees of risk from changes in interest rates and defaults. The principal risks inherent in holding CMOs are prepayment and extension risks related to significant decreases and increases in interest rates resulting in the prepayment of principal from the underlying mortgages, either earlier or later than originally anticipated. As of March 31, 2013 and December 31, 2012, approximately 32.5% and 33.1%, respectively, of the Company’s CMO holdings, such as interest-only or principal-only strips were invested in those types of CMOs which are subject to more prepayment and extension risk than traditional CMOs.

Repurchase Agreements

The Company engages in dollar repurchase agreements with mortgage-backed securities ("dollar rolls") and repurchase agreements with other collateral types to increase its return on investments and improve liquidity. Such arrangements meet the requirements to be accounted for as financing arrangements. As of March 31, 2013 and December 31, 2012, the Company did not have any securities pledged in dollar rolls and repurchase agreement transactions.

The Company also enters into reverse repurchase agreements. These transactions involve a purchase of securities and an agreement to sell substantially the same securities as those purchased. As of March 31, 2013 and December 31, 2012, the Company did not have any securities pledged under reverse repurchase agreements.

Securities Lending

The Company engages in securities lending whereby certain domestic securities from its portfolio are loaned to other institutions for short periods of time. As of March 31, 2013 and December 31, 2012, the fair value of loaned securities was $804.8 and $601.8, respectively, and is included in Securities pledged on the Condensed Consolidated Balance Sheets. As of March 31, 2013 and December 31, 2012, collateral retained by the lending agent and invested in liquid assets on the Company's behalf was $827.5 and $619.5, respectively, and recorded in Short-term investments under securities loan agreement, including collateral delivered on the Condensed Consolidated Balance Sheets. As of March 31, 2013 and December 31, 2012, liabilities to return collateral of $827.5 and $619.5, respectively, were included in Payables under securities loan agreement, including collateral held on the Condensed Consolidated Balance Sheets.

Unrealized Capital Losses

Unrealized capital losses (including noncredit impairments), along with the fair value of fixed maturity securities, including securities pledged, by market sector and duration were as follows as of March 31, 2013:

	Six Months or Less Below Amortized Cost		More Than Six Months and Twelve Months or Less Below Amortized Cost		More Than Twelve Months Below Amortized Cost		Total
	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses
U.S. Treasuries	$72.6	$4.0	$—	$—	$—	$—	$72.6	$4.0
U.S. corporate, state and municipalities	3,128.0	64.7	143.6	5.1	191.9	23.5	3,463.5	93.3
Foreign	968.5	22.5	47.1	4.3	191.7	23.6	1,207.3	50.4
Residential mortgage-backed	682.8	6.5	63.3	2.7	477.8	54.7	1,223.9	63.9
Commercial mortgage-backed	5.8	—	1.9	0.1	43.4	3.9	51.1	4.0
Other asset-backed	81.8	0.1	10.0	1.3	442.8	51.8	534.6	53.2
Total	$4,939.5	$97.8	$265.9	$13.5	$1,347.6	$157.5	$6,553.0	$268.8

Unrealized capital losses (including noncredit impairments), along with the fair value of fixed maturity securities, including securities pledged, by market sector and duration were as follows as of December 31, 2012:

	Six Months or Less Below Amortized Cost		More Than Six Months and Twelve Months or Less Below Amortized Cost		More Than Twelve Months Below Amortized Cost		Total
	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses
U.S. Treasuries	$451.2	$1.8	$—	$—	$—	$—	$451.2	$1.8
U.S. corporate, state and municipalities	1,333.4	19.2	116.5	3.0	231.2	26.6	1,681.1	48.8
Foreign	360.2	12.7	59.8	7.4	314.9	39.2	734.9	59.3
Residential mortgage-backed	369.3	6.4	42.0	2.1	585.1	78.2	996.4	86.7
Commercial mortgage-backed	22.0	0.2	15.3	1.7	44.4	4.2	81.7	6.1
Other asset-backed	70.2	—	7.0	1.2	609.2	88.8	686.4	90.0
Total	$2,606.3	$40.3	$240.6	$15.4	$1,784.8	$237.0	$4,631.7	$292.7

Of the unrealized capital losses aged more than twelve months, the average market value of the related fixed maturities was 89.5% and 88.3% of the average book value as of March 31, 2013 and December 31, 2012, respectively.

Unrealized capital losses (including noncredit impairments) in fixed maturities, including securities pledged, for instances in which fair value declined below amortized cost by greater than or less than 20% for consecutive months as indicated in the tables below, were as follows as of the dates indicated:

	Amortized Cost		Unrealized Capital Losses		Number of Securities
	< 20%	> 20%	< 20%	> 20%	< 20%	> 20%
March 31, 2013
Six months or less below amortized cost	$5,279.7	$16.2	$126.0	$3.9	474	16
More than six months and twelve months or less below amortized cost	594.0	41.3	37.4	11.3	119	9
More than twelve months below amortized cost	672.5	218.1	28.5	61.7	218	54
Total	$6,546.2	$275.6	$191.9	$76.9	811	79

December 31, 2012
Six months or less below amortized cost	$3,154.6	$42.1	$95.2	$11.4	308	21
More than six months and twelve months or less below amortized cost	363.3	30.2	19.5	10.3	83	9
More than twelve months below amortized cost	940.1	394.1	35.9	120.4	221	95
Total	$4,458.0	$466.4	$150.6	$142.1	612	125

Unrealized capital losses (including noncredit impairments) in fixed maturities, including securities pledged, by market sector for instances in which fair value declined below amortized cost by greater than or less than 20% were as follows as of the dates indicated:

	Amortized Cost		Unrealized Capital Losses		Number of Securities
	< 20%	> 20%	< 20%	> 20%	< 20%	> 20%
March 31, 2013
U.S. Treasuries	$76.6	$—	$4.0	$—	2	—
U.S. corporate, state and municipalities	3,527.0	29.8	82.6	10.7	218	1
Foreign	1,182.5	75.2	29.8	20.6	95	7
Residential mortgage-backed	1,195.5	92.3	37.4	26.5	393	54
Commercial mortgage-backed	53.1	2.0	3.7	0.3	10	1
Other asset-backed	511.5	76.3	34.4	18.8	93	16
Total	$6,546.2	$275.6	$191.9	$76.9	811	79

December 31, 2012
U.S. Treasuries	$453.0	$—	$1.8	$—	3	—
U.S. corporate, state and municipalities	1,688.5	41.4	33.1	15.7	109	3
Foreign	684.9	109.3	24.1	35.2	50	14
Residential mortgage-backed	938.3	144.8	42.5	44.2	343	77
Commercial mortgage-backed	85.9	1.9	5.6	0.5	19	1
Other asset-backed	607.4	169.0	43.5	46.5	88	30
Total	$4,458.0	$466.4	$150.6	$142.1	612	125

The following tables summarize loan-to-value, credit enhancement and fixed floating rate details for RMBS and Other ABS in a gross unrealized loss position as of the dates indicated:

	Loan-to-Value Ratio
	Amortized Cost		Unrealized Capital Losses
March 31, 2013	< 20%	> 20%	< 20%	> 20%
RMBS and Other ABS(1)
Non-agency RMBS > 100%	$374.2	$103.9	$26.0	$27.3
Non-agency RMBS 90% - 100%	106.6	15.2	8.9	5.1
Non-agency RMBS 80% - 90%	91.3	23.3	8.7	5.1
Non-agency RMBS < 80%	306.5	12.6	14.7	3.9
Agency RMBS	737.4	11.2	12.3	3.3
Other ABS (Non-RMBS)	91.1	2.3	1.3	0.5
Total RMBS and Other ABS	$1,707.1	$168.5	$71.9	$45.2

	Credit Enhancement Percentage
	Amortized Cost		Unrealized Capital Losses
March 31, 2013	< 20%	> 20%	< 20%	> 20%
RMBS and Other ABS(1)
Non-agency RMBS 10% +	$607.2	$86.4	$43.7	$20.5
Non-agency RMBS 5% - 10%	94.9	2.2	3.1	0.6
Non-agency RMBS 0% - 5%	103.7	5.2	5.0	2.3
Non-agency RMBS 0%	72.8	61.2	6.5	18.0
Agency RMBS	737.4	11.2	12.3	3.3
Other ABS (Non-RMBS)	91.1	2.3	1.3	0.5
Total RMBS and Other ABS	$1,707.1	$168.5	$71.9	$45.2

	Fixed Rate/Floating Rate
	Amortized Cost		Unrealized Capital Losses
March 31, 2013	< 20%	> 20%	< 20%	> 20%
Fixed Rate	$780.5	$22.7	$13.1	$6.3
Floating Rate	926.6	145.8	58.8	38.9
Total	$1,707.1	$168.5	$71.9	$45.2
(1) For purposes of this table, subprime mortgages are included in Non-agency RMBS categories.

	Loan-to-Value Ratio
	Amortized Cost		Unrealized Capital Losses
December 31, 2012	< 20%	> 20%	< 20%	> 20%
RMBS and Other ABS(1)
Non-agency RMBS > 100%	$562.3	$203.8	$39.5	$58.0
Non-agency RMBS 90% - 100%	134.2	35.2	12.8	10.7
Non-agency RMBS 80% - 90%	78.9	46.9	7.5	12.1
Non-agency RMBS < 80%	288.9	17.5	14.0	5.5
Agency RMBS	398.0	8.1	11.0	3.8
Other ABS (Non-RMBS)	83.4	2.3	1.2	0.6
Total RMBS and Other ABS	$1,545.7	$313.8	$86.0	$90.7

	Credit Enhancement Percentage
	Amortized Cost		Unrealized Capital Losses
December 31, 2012	< 20%	> 20%	< 20%	> 20%
RMBS and Other ABS(1)
Non-agency RMBS 10% +	$706.8	$187.1	$53.8	$51.2
Non-agency RMBS 5% - 10%	187.6	2.2	6.8	0.7
Non-agency RMBS 0% - 5%	89.4	12.3	7.6	4.2
Non-agency RMBS 0%	80.5	101.8	5.6	30.2
Agency RMBS	398.0	8.1	11.0	3.8
Other ABS (Non-RMBS)	83.4	2.3	1.2	0.6
Total RMBS and Other ABS	$1,545.7	$313.8	$86.0	$90.7

	Fixed Rate/Floating Rate
	Amortized Cost		Unrealized Capital Losses
December 31, 2012	< 20%	> 20%	< 20%	> 20%
Fixed Rate	$669.4	$33.3	$14.2	$10.2
Floating Rate	876.3	280.5	71.8	80.5
Total	$1,545.7	$313.8	$86.0	$90.7
(1) For purposes of this table, subprime mortgages are included in Non-agency RMBS categories.

All investments with fair values less than amortized cost are included in the Company’s other-than-temporary impairments analysis, and impairments were recognized as disclosed in the "Evaluating Securities for Other-Than-Temporary Impairments" section below. The Company evaluates non-agency RMBS and ABS for "other-than-temporary impairments" each quarter based on actual and projected cash flows after considering the quality and updated loan-to-value ratios reflecting current home prices of underlying collateral, forecasted loss severity, the payment priority within the tranche structure of the security and amount of any credit enhancements. The Company's assessment of current levels of cash flows compared to estimated cash flows at the time the securities were acquired indicates the amount and the pace of projected cash flows from the underlying collateral has generally been lower and slower, respectively. However, since cash flows are typically projected at a trust level, the impairment review incorporates the security's position within the trust structure as well as credit enhancement remaining in the trust to determine whether an impairment is warranted. Therefore, while lower and slower cash flows will impact the trust, the effect on a particular security within the trust will be dependent upon the trust structure. Where the assessment continues to project full recovery of principal and interest on schedule, the Company has not recorded an impairment. Unrealized losses on below investment grade securities are principally related to RMBS (primarily Alt-A RMBS), and ABS (primarily subprime RMBS) largely due to economic and market uncertainties including concerns over unemployment levels, lower interest rate environment on floating rate securities requiring higher risk premiums since purchase and valuations on residential real estate supporting non-agency RMBS. Based on this analysis, the Company determined that the remaining investments in an unrealized loss position were not other-than-temporarily impaired and therefore no further other-than-temporary impairment was necessary.

Fixed Maturity Securities Credit Quality - Ratings

Information about certain of the Company's fixed maturity securities holdings by NAIC designations is set forth in the following tables. Corresponding rating agency designation does not directly translate into NAIC designation, but represents the Company's best estimate of comparable ratings from rating agencies, including Fitch Ratings, Inc. ("Fitch"), Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P"). If no rating is available from a rating agency, then an internally developed rating is used.

The fixed maturities in the Company's portfolio are generally rated by external rating agencies and, if not externally rated, are rated by the Company on a basis similar to that used by the rating agencies. Ratings are derived from three ARO ratings and are applied as follows based on the number of agency ratings received:

•	when three ratings are received, the middle rating is applied;

•	when two ratings are received, the lower rating is applied;

•	when a single rating is received, the ARO rating is applied; and

•	when ratings are unavailable, an internal rating is applied.

Subprime and Alt-A Mortgage Exposure

The Company does not originate or purchase subprime or Alt-A whole-loan mortgages. Subprime lending is the origination of loans to customers with weaker credit profiles. The Company defines Alt-A mortgages to include the following: residential mortgage loans to customers who have strong credit profiles but lack some element(s), such as documentation to substantiate income; residential mortgage loans to borrowers that would otherwise be classified as prime but whose loan structure provides repayment options to the borrower that increase the risk of default; and any securities backed by residential mortgage collateral not clearly identifiable as prime or subprime.

The Company's exposure to subprime mortgage-backed securities is primarily in the form of ABS structures collateralized by subprime residential mortgages and the majority of these holdings are included in Other ABS in the Fixed Maturities and Equity Securities section above. As of March 31, 2013, the fair value and gross unrealized losses related to the Company's exposure to subprime mortgage-backed securities were $836.9 and $52.1, respectively, representing 1.1% of total fixed maturities, including securities pledged, based on fair value. As of December 31, 2012, the fair value and gross unrealized losses related to the Company's exposure to subprime mortgage-backed securities were $967.3 and $89.1, respectively, representing 1.3% of total fixed maturities, including securities pledged, based on fair value.

The following tables summarize the Company’s exposure to subprime mortgage-backed securities by credit quality using NAIC designations, ARO ratings and vintage year as of the dates indicated:

	% of Total Subprime Mortgage-backed Securities
	NAIC Designation		ARO Ratings		Vintage
March 31, 2013
	1	60.0%	AAA	0.4%	2007	29.1%
	2	6.5%	AA	1.0%	2006	32.5%
	3	22.9%	A	5.8%	2005 and prior	38.4%
	4	9.5%	BBB	6.0%		100.0%
	5	0.8%	BB and below	86.8%
	6	0.3%		100.0%
		100.0%
December 31, 2012
	1	60.3%	AAA	1.1%	2007	29.1%
	2	11.9%	AA	1.0%	2006	36.8%
	3	16.7%	A	5.4%	2005 and prior	34.1%
	4	8.1%	BBB	6.0%		100.0%
	5	2.8%	BB and below	86.5%
	6	0.2%		100.0%
		100.0%

The Company's exposure to Alt-A mortgages is included in Residential mortgage-backed securities in the "Fixed Maturities and Equity Securities" section above. As of March 31, 2013, the fair value and gross unrealized losses related to the Company's exposure to Alt-A RMBS aggregated to $402.0 and $31.3, respectively, representing 0.5% of total fixed maturities, including securities pledged, based on fair value. As of December 31, 2012, the fair value and gross unrealized losses related to the Company's exposure to Alt-A RMBS aggregated to $411.3 and $47.9, respectively, representing 0.5% of total fixed maturities, including securities pledged, based on fair value.

The following tables summarize the Company’s exposure to Alt-A residential mortgage-backed securities by credit quality using NAIC designations, ARO ratings and vintage year as of the dates indicated:

	% of Total Alt-A Mortgage-backed Securities
	NAIC Designation		ARO Ratings		Vintage
March 31, 2013
	1	42.4%	AAA	0.1%	2007	20.8%
	2	11.4%	AA	0.5%	2006	26.0%
	3	23.2%	A	2.0%	2005 and prior	53.2%
	4	18.7%	BBB	3.4%		100.0%
	5	3.6%	BB and below	94.0%
	6	0.7%		100.0%
		100.0%
December 31, 2012
	1	34.1%	AAA	0.2%	2007	20.4%
	2	11.9%	AA	1.2%	2006	25.9%
	3	18.8%	A	1.5%	2005 and prior	53.7%
	4	26.9%	BBB	4.1%		100.0%
	5	7.5%	BB and below	93.0%
	6	0.8%		100.0%
		100.0%

Commercial Mortgage-backed and Other Asset-backed Securities

As of March 31, 2013 and December 31, 2012, the fair value of the Company’s CMBS totaled $4.8 billion and $4.9 billion, respectively. As of March 31, 2013 and December 31, 2012, the gross unrealized losses related to CMBS totaled $4.0 and $6.1, respectively. CMBS investments represent pools of commercial mortgages that are broadly diversified across property types and geographical areas.

The following tables summarize the Company’s exposure to CMBS holdings by credit quality using NAIC designations, ARO ratings and vintage year as of the dates indicated:

	% of Total CMBS
	NAIC Designation		ARO Ratings		Vintage
March 31, 2013
	1	98.1%	AAA	37.0%	2008	0.2%
	2	1.5%	AA	16.5%	2007	37.6%
	3	0.3%	A	11.6%	2006	30.7%
	4	0.1%	BBB	18.0%	2005 and prior	31.5%
	5	—%	BB and below	16.9%		100.0%
	6	—%		100.0%
		100.0%
December 31, 2012
	1	98.3%	AAA	38.1%	2008	0.3%
	2	1.4%	AA	17.2%	2007	37.4%
	3	0.2%	A	11.2%	2006	30.2%
	4	0.1%	BBB	17.8%	2005 and prior	32.1%
	5	—%	BB and below	15.7%		100.0%
	6	—%		100.0%
		100.0%

As of March 31, 2013 and December 31, 2012, the fair value of the Company's Other ABS, excluding subprime exposure, totaled $1.4 billion and $1.6 billion, respectively. As of March 31, 2013 and December 31, 2012, the gross unrealized losses related to Other ABS, excluding subprime exposure, totaled $1.9 and $1.8, respectively.

As of March 31, 2013, Other ABS was also broadly diversified both by type and issuer with credit card receivables, nonconsolidated collateralized loan obligations and automobile receivables, comprising 41.4%, 3.8% and 33.0%, respectively, of total Other ABS, excluding subprime exposure. As of December 31, 2012, Other ABS was also broadly diversified both by type and issuer with credit card receivables, nonconsolidated collateralized loan obligations and automobile receivables, comprising 40.5%, 4.1% and 33.3%, respectively, of total Other ABS, excluding subprime exposure.

The following tables summarize the Company’s exposure to Other ABS holdings, excluding subprime exposure, by credit quality using NAIC designations, ARO ratings and vintage year as of the dates indicated:

	% of Total Other ABS
	NAIC Designation		ARO Ratings		Vintage
March 31, 2013
	1	98.3%	AAA	92.2%	2013	1.9%
	2	0.9%	AA	2.0%	2012	22.7%
	3	0.1%	A	4.1%	2011	12.7%
	4	—%	BBB	0.9%	2010	5.7%
	5	—%	BB and below	0.8%	2009	2.1%
	6	0.7%		100.0%	2008	6.0%
		100.0%			2007 and prior	48.9%
						100.0%

December 31, 2012
	1	97.7%	AAA	91.9%	2012	24.6%
	2	1.7%	AA	0.9%	2011	14.9%
	3	0.1%	A	4.9%	2010	5.8%
	4	—%	BBB	1.7%	2009	2.1%
	5	—%	BB and below	0.6%	2008	5.9%
	6	0.5%		100.0%	2007	18.4%
		100.0%			2006 and prior	28.3%
						100.0%

Troubled Debt Restructuring

The Company invests in high quality, well performing portfolios of commercial mortgage loans and private placements. Under certain circumstances, modifications are granted to these contracts. Each modification is evaluated as to whether a troubled debt restructuring has occurred. A modification is a troubled debt restructure when the borrower is in financial difficulty and the creditor makes concessions. Generally, the types of concessions may include reducing the face amount or maturity amount of the debt as originally stated, reducing the contractual interest rate, extending the maturity date at an interest rate lower than current market interest rates and/or reducing accrued interest. The Company considers the amount, timing and extent of the concession granted in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. A valuation allowance may have been recorded prior to the quarter when the loan is modified in a troubled debt restructuring. Accordingly, the carrying value (net of the specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment. As of March 31, 2013, the Company had no private placement troubled debt restructurings and no commercial mortgage loan troubled debt restructurings. As of December 31, 2012, the Company had one private placement troubled debt restructuring with a pre-modification carrying value of $1.2, which was written down to zero and no commercial mortgage loan troubled debt restructurings.

As of March 31, 2013 and December 31, 2012, the Company had no commercial mortgage loans or private placements modified in a troubled debt restructuring with a subsequent payment default.

Mortgage Loans on Real Estate

The Company's mortgage loans on real estate are all commercial mortgage loans held for investment, which are reported at amortized cost, less impairment write-downs and allowance for losses. The Company diversifies its commercial mortgage loan portfolio by geographic region and property type to reduce concentration risk. The Company manages risk when originating commercial mortgage loans by generally lending only up to 75% of the estimated fair value of the underlying real estate. Subsequently, the Company continuously evaluates all mortgage loans based on relevant current information including an appraisal of loan-specific credit quality, property characteristics and market trends. Loan performance is monitored on a loan specific basis through the review of submitted appraisals, operating statements, rent revenues and annual inspection reports, among other items. This review ensures properties are performing at a consistent and acceptable level to secure the debt.

The following table summarizes the Company's investment in mortgage loans as of the dates indicated:

	March 31, 2013	December 31, 2012
Commercial mortgage loans	$8,953.3	$8,666.2
Collective valuation allowance	(3.9)	(3.9)
Total net commercial mortgage loans	$8,949.4	$8,662.3

There were no impairments taken on the mortgage loan portfolio for the three months ended March 31, 2013 and 2012.

The following table summarizes the activity in the allowance for losses for all commercial mortgage loans for the periods indicated:

	Three Months Ended	Twelve Months Ended
	March 31, 2013	December 31, 2012
Collective valuation allowance for losses, beginning of period	$3.9	$4.4
Addition to (reduction of) allowance for losses	—	(0.5)
Collective valuation allowance for losses, end of period	$3.9	$3.9

The carrying values and unpaid principal balances of impaired mortgage loans were as follows as of the dates indicated:

	March 31, 2013	December 31, 2012
Impaired loans with allowances for losses	$—	$—
Impaired loans without allowances for losses	16.8	16.8
Subtotal	16.8	16.8
Less: Allowances for losses on impaired loans	—	—
Impaired loans, net	$16.8	$16.8
Unpaid principal balance of impaired loans	$31.9	$31.9

The following table presents information on restructured loans, loans 90 days or more past due and loans in foreclosure as of the dates indicated:

	March 31, 2013	December 31, 2012
Troubled debt restructured loans(1)	$—	$—
Loans 90 days or more past due, interest no longer accruing, at amortized cost(1)	—	—
Loans in foreclosure, at amortized cost(1)	9.0	9.0
Unpaid principal balance of loans 90 days or more past due, interest no longer accruing	—	—

(1) Amounts included in Troubled debt restructured loans, Loans 90 days or more past due and Loans in foreclosure, which were also impaired, are included in the Impaired loans, average investment during the period as shown in the table below.

There were four mortgage loans in the Company's portfolio in process of foreclosure as of March 31, 2013 and December 31, 2012 with a total amortized cost of $9.0. There were no other loans in arrears with respect to principal and interest as of March 31, 2013 and December 31, 2012.

The following table presents information on the average investment during the period in impaired loans and interest income recognized on impaired and troubled debt restructured loans for the periods indicated:

	Three Months Ended March 31,
	2013	2012
Impaired loans, average investment during period (book value)	$16.9	$44.6
Interest income recognized on impaired loans, on an accrual basis	0.2	0.4
Interest income recognized on impaired loans, on a cash basis	0.2	0.5
Interest income recognized on troubled debt restructured loans, on an accrual basis	—	0.4

Loan-to-value ("LTV") and debt service coverage ("DSC") ratios are measures commonly used to assess the risk and quality of mortgage loans. The LTV ratio, calculated at time of origination, is expressed as a percentage of the amount of the loan relative to the value of the underlying property. A LTV ratio in excess of 100% indicates the unpaid loan amount exceeds the underlying collateral. The DSC ratio, based upon the most recently received financial statements, is expressed as a percentage of the amount of a property’s net income to its debt service payments. A DSC ratio of less than 1.0 indicates that property’s operations do not generate sufficient income to cover debt payments. These ratios are utilized as part of the review process described above.

The following table presents the LTV ratios as of the dates indicated:

	March 31, 2013(1)	December 31, 2012(1)
Loan-to-Value Ratio:
0% - 50%	$1,913.7	$1,987.9
50% - 60%	2,437.7	2,425.2
60% - 70%	4,136.2	3,736.1
70% - 80%	431.3	481.7
80% and above	34.4	35.3
Total Commercial mortgage loans	$8,953.3	$8,666.2
(1) Balances do not include allowance for mortgage loan credit losses.

The following table presents the DSC ratios as of the dates indicated:

	March 31, 2013(1)	December 31, 2012(1)
Debt Service Coverage Ratio:
Greater than 1.5x	$6,114.6	$5,953.7
1.25x - 1.5x	1,454.0	1,336.3
1.0x - 1.25x	1,016.8	992.7
Less than 1.0x	359.0	374.6
Commercial mortgage loans secured by land or construction loans	8.9	8.9
Total Commercial mortgage loans	$8,953.3	$8,666.2
(1) Balances do not include allowance for mortgage loan credit losses.

Properties collateralizing mortgage loans are geographically dispersed throughout the United States, as well as diversified by property type, as reflected in the following tables as of the dates indicated:

	March 31, 2013(1)		December 31, 2012(1)
	Gross Carrying Value	% of Total	Gross Carrying Value	% of Total
Commercial Mortgage Loans by U.S. Region:
Pacific	$2,025.5	22.7%	$1,973.9	22.8%
South Atlantic	1,725.9	19.3%	1,687.6	19.4%
Middle Atlantic	1,000.5	11.2%	1,059.5	12.2%
East North Central	1,020.1	11.4%	962.8	11.1%
West South Central	1,301.6	14.5%	1,176.3	13.6%
Mountain	800.9	8.9%	718.2	8.3%
West North Central	535.0	6.0%	537.5	6.2%
New England	334.8	3.7%	334.6	3.9%
East South Central	209.0	2.3%	215.8	2.5%
Total Commercial mortgage loans	$8,953.3	100.0%	$8,666.2	100.0%
(1) Balances do not include allowance for mortgage loan credit losses.

	March 31, 2013(1)		December 31, 2012(1)
	Gross Carrying Value	% of Total	Gross Carrying Value	% of Total
Commercial Mortgage Loans by Property Type:
Industrial	$3,385.2	37.7%	$3,361.5	38.8%
Retail	2,609.9	29.2%	2,350.2	27.1%
Office	1,243.3	13.9%	1,284.7	14.8%
Apartments	935.8	10.5%	952.1	11.0%
Hotel/Motel	324.1	3.6%	280.6	3.2%
Mixed Use	101.1	1.1%	74.0	0.9%
Other	353.9	4.0%	363.1	4.2%
Total Commercial mortgage loans	$8,953.3	100.0%	$8,666.2	100.0%
(1) Balances do not include allowance for mortgage loan credit losses.

The following table sets forth the breakdown of mortgages by year of origination as of the dates indicated:

	March 31, 2013(1)	December 31, 2012(1)
Year of Origination:
2013	$580.8	$—
2012	1,797.0	1,821.0
2011	1,915.5	1,940.8
2010	418.7	429.9
2009	174.5	175.1
2008	670.8	725.1
2007 and prior	3,396.0	3,574.3
Total Commercial mortgage loans	$8,953.3	$8,666.2
(1) Balances do not include allowance for mortgage loan credit losses.

Evaluating Securities for Other-Than-Temporary Impairments

The Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities and equity securities in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired.

The following tables identify the Company's credit-related and intent-related impairments included in the Condensed Consolidated Statements of Operations, excluding impairments included in Other comprehensive income (loss) by type for the periods indicated:

	Three Months Ended March 31,
	2013		2012
	Impairment	No. of Securities	Impairment	No. of Securities
U.S. corporate	$—	—	$0.4	1
Foreign(1)	—	—	0.8	2
Residential mortgage-backed	3.6	74	3.3	62
Commercial mortgage-backed	0.1	2	1.7	1
Other asset-backed (2)	7.3	2	0.7	3
Total	$11.0	78	$6.9	69
(1) Primarily U.S. dollar denominated.
(2) Includes loss on real estate owned that is classified as Other assets on the Condensed Consolidated Balance Sheets.

The above tables include $3.6 and $3.8 of write-downs related to credit impairments for the three months ended March 31, 2013 and 2012, respectively, in Other-than-temporary impairments, which are recognized in the Condensed Consolidated Statements of Operations. The remaining $7.4 and $3.1 and in write-downs for the three months ended March 31, 2013 and 2012, respectively, are related to intent impairments.

The following tables summarize these intent impairments, which are also recognized in earnings, by type for the periods indicated:

	Three Months Ended March 31,
	2013		2012
	Impairment	No. of Securities	Impairment	No. of Securities
U.S. corporate	$—	—	$0.4	1
Foreign(1)	—	—	0.8	2
Commercial mortgage-backed	0.1	2	1.7	1
Other asset-backed	7.3	2	0.2	1
Total	$7.4	4	$3.1	5
(1) Primarily U.S. dollar denominated.

The Company may sell securities during the period in which fair value has declined below amortized cost for fixed maturities or cost for equity securities. In certain situations, new factors, including changes in the business environment, can change the Company’s previous intent to continue holding a security. Accordingly, these factors may lead the Company to record additional intent related capital losses.

The fair value of fixed maturities with OTTI as of March 31, 2013 and December 31, 2012 was $8.2 billion and $9.0 billion, respectively.

The following tables identify the amount of credit impairments on fixed maturities for which a portion of the OTTI loss was recognized in Other comprehensive income (loss) and the corresponding changes in such amounts for the periods indicated:

	Three Months Ended March 31,
	2013	2012
Balance at January 1	$114.7	$133.9
Additional credit impairments:
On securities not previously impaired	0.2	0.1
On securities previously impaired	3.0	3.3
Reductions:
Securities sold, matured, prepaid or paid down	(5.5)	(6.8)
Balance at March 31	$112.4	$130.5
Net Investment Income

The following table summarizes Net investment income for the periods indicated:

	Three Months Ended March 31,
	2013	2012
Fixed maturities	$1,012.6	$1,084.1
Equity securities, available-for-sale	2.6	3.2
Mortgage loans on real estate	118.2	123.7
Policy loans	29.9	30.7
Short-term investments and cash equivalents	0.9	0.8
Other	35.9	35.7
Gross investment income	1,200.1	1,278.2
Less: Investment expenses	1.4	0.8
Net investment income	$1,198.7	$1,277.4

As of March 31, 2013 and December 31, 2012, the Company had $0.2 and $0.3, respectively, of investments in fixed maturities which produced no net investment income. Fixed maturities are moved to a non-accrual status immediately when the investment defaults.

Net Realized Capital Gains (Losses)

Net realized capital gains (losses) are comprised of the difference between the amortized cost of investments and proceeds from sale and redemption, as well as losses incurred due to the credit-related and intent-related other-than-temporary impairment of investments. Realized investment gains and losses are also primarily generated from changes in fair value of embedded derivatives within product guarantees and fixed maturities, changes in fair value of fixed maturities recorded at FVO and changes in fair value including accruals on derivative instruments, except for effective cash flow hedges. The cost of the investments on disposal is generally determined based on first-in-first-out ("FIFO") methodology.

Net realized capital gains (losses) were as follows for the periods indicated:

	Three Months Ended March 31,
	2013	2012
Fixed maturities, available-for-sale, including securities pledged	$9.4	$128.3
Fixed maturities, at fair value option	(107.6)	(125.1)
Equity securities, available-for-sale	0.2	2.6
Derivatives	(1,099.7)	(1,668.4)
Embedded derivative - fixed maturities	(23.3)	(16.2)
Embedded derivative - product guarantees	346.3	430.1
Other investments	(0.1)	(1.2)
Net realized capital gains (losses)	$(874.8)	$(1,249.9)
After-tax net realized capital gains (losses)	$(568.7)	$(874.4)

Proceeds from the sale of fixed maturities and equity securities, available-for-sale and the related gross realized gains and losses, before tax, were as follows for the periods indicated:

	Three Months Ended March 31,
	2013	2012
Proceeds on sales	$3,212.7	$4,252.7
Gross gains	42.0	142.0
Gross losses	14.4	10.1

Investments (excluding Consolidated Investment Entities)

Fixed Maturities and Equity Securities

Available-for-sale and fair value option ("FVO") fixed maturities and equity securities were as follows as of December 31, 2012:

	Amortized Cost	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Embedded Derivatives(2)	Fair Value	OTTI(3)
Fixed maturities:
U.S. Treasuries	$5,194.3	$691.2	$1.8	$—	$5,883.7	$—
U.S. government agencies and authorities	645.4	78.8	—	—	724.2	—
State, municipalities and political subdivisions	320.2	32.6	—	—	352.8	—
U.S. corporate securities	32,986.1	4,226.6	48.8	—	37,163.9	13.4

Foreign securities(1):
Government	1,069.4	125.2	4.6	—	1,190.0	—
Other	13,321.8	1,527.4	54.7	—	14,794.5	—
Total foreign securities	14,391.2	1,652.6	59.3	—	15,984.5	—

Residential mortgage-backed securities:
Agency	5,071.6	633.3	14.8	156.0	5,846.1	1.2
Non-Agency	1,612.6	198.6	71.9	81.6	1,820.9	139.6
Total Residential mortgage-backed securities	6,684.2	831.9	86.7	237.6	7,667.0	140.8
Commercial mortgage-backed securities	4,438.9	513.6	6.1	—	4,946.4	4.4
Other asset-backed securities	2,536.4	128.4	90.0	(10.2)	2,564.6	15.4

Total fixed maturities, including securities pledged	67,196.7	8,155.7	292.7	227.4	75,287.1	174.0
Less: Securities pledged	1,470.0	139.6	4.1	—	1,605.5	—
Total fixed maturities	65,726.7	8,016.1	288.6	227.4	73,681.6	174.0

Equity securities:
Common stock	194.4	13.2	1.0	—	206.6	—
Preferred stock	103.5	30.0	—	—	133.5	—
Total equity securities	297.9	43.2	1.0	—	340.1	—

Total fixed maturities and equity securities investments	$66,024.6	$8,059.3	$289.6	$227.4	$74,021.7	$174.0
(1) Primarily U.S. dollar denominated.
(2) Embedded derivatives within fixed maturity securities are reported with the host investment. The changes in fair value of embedded derivatives are reported in Other net realized capital gains (losses) in the Consolidated Statements of Operations.

(3) Represents OTTI reported as a component of Other comprehensive income.

Available-for-sale and FVO fixed maturities and equity securities were as follows as of December 31, 2011:

	Amortized Cost	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Embedded Derivatives (2)	Fair Value	OTTI(3)
Fixed maturities:
U.S. Treasuries	$5,283.8	$688.7	$—	$—	$5,972.5	$—
U.S. government agencies and authorities	643.1	84.7	—	—	727.8	—
State, municipalities and political subdivisions	375.1	21.2	2.4	—	393.9	—
U.S. corporate securities	30,486.5	3,095.6	109.0	—	33,473.1	—

Foreign securities(1):
Government	834.9	92.9	9.9	—	917.9	—
Other	13,207.0	1,078.0	135.5	—	14,149.5	0.1
Total foreign securities	14,041.9	1,170.9	145.4	—	15,067.4	0.1

Residential mortgage-backed securities:
Agency	5,754.8	865.4	11.9	182.2	6,790.5	1.7
Non-Agency	2,180.2	228.2	228.9	78.1	2,257.6	197.6
Total Residential mortgage-backed securities	7,935.0	1,093.6	240.8	260.3	9,048.1	199.3
Commercial mortgage-backed securities	5,387.1	247.5	149.2	—	5,485.4	6.3
Other asset-backed securities	2,727.0	62.1	270.7	(17.2)	2,501.2	20.4

Total fixed maturities, including securities pledged	66,879.5	6,464.3	917.5	243.1	72,669.4	226.1
Less: Securities pledged	2,068.7	189.4	4.6	—	2,253.5	—
Total fixed maturities	64,810.8	6,274.9	912.9	243.1	70,415.9	226.1

Equity securities:
Common stock	222.1	14.7	5.6	—	231.2	—
Preferred stock	98.5	24.1	—	—	122.6	—
Total equity securities	320.6	38.8	5.6	—	353.8	—

Total fixed maturities and equity securities investments	$65,131.4	$6,313.7	$918.5	$243.1	$70,769.7	$226.1
(1) Primarily U.S. dollar denominated.
(2) Embedded derivatives within fixed maturity securities are reported with the host investment. The changes in fair value of embedded derivatives are reported in Other net realized capital gains (losses) in the Consolidated Statements of Operations.

(3) Represents OTTI reported as a component of Other comprehensive income.

The amortized cost and fair value of fixed maturities, including securities pledged, as of December 31, 2012, are shown below by contractual maturity. Actual maturities may differ from contractual maturities as securities may be restructured, called, or prepaid. Mortgage-backed securities ("MBS") and Other asset-backed securities ("ABS") are shown separately because they are not due at a single maturity date.

	Amortized Cost	Fair Value
Due to mature:
One year or less	$2,820.9	$2,918.1
After one year through five years	14,380.3	15,353.4
After five years through ten years	17,372.7	19,179.7
After ten years	18,963.3	22,657.9
Mortgage-backed securities	11,123.1	12,613.4
Other asset-backed securities	2,536.4	2,564.6
Fixed maturities, including securities pledged	$67,196.7	$75,287.1

The investment portfolio is monitored to maintain a diversified portfolio on an ongoing basis. Credit risk is mitigated by monitoring concentrations by issuer, sector and geographic stratification and limiting exposure to any one issuer.

As of December 31, 2012, the Company did not have any investments in a single issuer, other than obligations of the U.S. government and government agencies, with a carrying value in excess of 10% of the Company’s consolidated Shareholder’s equity. As of December 31, 2011, the Company did not have any investments in a single issuer, other than obligations of the U.S. government and government agencies and the Dutch State loan obligation, with a carrying value in excess of 10% of the Company’s consolidated Shareholder’s equity.

The following tables set forth the composition of the U.S. and foreign corporate securities within the fixed maturity portfolio by industry category as of December 31, 2012 and 2011:

	Amortized Cost	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Fair Value
2012
Communications	$3,609.5	$563.4	$2.4	$4,170.5
Financial	5,912.9	749.4	46.7	6,615.6
Industrial and other companies	26,613.3	3,063.3	24.2	29,652.4
Utilities	8,893.1	1,210.5	28.9	10,074.7
Transportation	1,279.1	167.4	1.3	1,445.2
Total	$46,307.9	$5,754.0	$103.5	$51,958.4

2011
Communications	$3,561.5	$395.4	$12.5	$3,944.4
Financial	6,309.6	450.5	133.9	6,626.2
Industrial and other companies	24,071.1	2,252.6	67.2	26,256.5
Utilities	8,535.8	948.7	26.2	9,458.3
Transportation	1,215.5	126.4	4.7	1,337.2
Total	$43,693.5	$4,173.6	$244.5	$47,622.6

The Company invests in various categories of collateralized mortgage obligations ("CMOs"), including CMOs that are not agency-backed, that are subject to different degrees of risk from changes in interest rates and defaults. The principal risks inherent in holding CMOs are prepayment and extension risks related to significant decreases and increases in interest rates resulting in the prepayment of principal from the underlying mortgages, either earlier or later than originally anticipated. As of December 31, 2012 and 2011, approximately 33.1% and 32.8%, respectively, of the Company’s CMO holdings, such as interest-only or principal-only strips were invested in those types of CMOs which are subject to more prepayment and extension risk than traditional CMOs.

Repurchase Agreements

As described in the Business, Basis of Presentation and Significant Accounting Policy note, the Company engages in dollar repurchase agreements with mortgage-backed securities ("dollar rolls") and repurchase agreements with other collateral types to increase its return on investments and improve liquidity. Such arrangements meet the requirements to be accounted for as financing arrangements. As of December 31, 2012 and 2011, the Company did not have any securities pledged in dollar rolls and repurchase agreement transactions.

The Company also enters into reverse repurchase agreements. These transactions involve a purchase of securities and an agreement to sell substantially the same securities as those purchased. As of December 31, 2012 and 2011, the Company did not have any securities pledged under reverse repurchase agreements.

Securities Lending

As described in the Business, Basis of Presentation and Significant Accounting Policy note, the Company engages in securities lending whereby certain domestic securities from its portfolio are loaned to other institutions for short periods of time. As of December 31, 2012 and 2011, the fair value of loaned securities was $601.8 and $1.0 billion, respectively, and is included in Securities pledged on the Consolidated Balance Sheets. As of December 31, 2012 and 2011, collateral retained by the lending agent and invested in liquid assets on the Company's behalf was $619.5 and $1.0 billion, respectively, and recorded in Short-term investments under securities loan agreement, including collateral delivered on the Consolidated Balance Sheets. As of December 31, 2012 and 2011, liabilities to return collateral of $619.5 and $1.0 billion, respectively, were included in Payables under securities loan agreement, including collateral held on the Consolidated Balance Sheets.

Unrealized Capital Losses

Unrealized capital losses (including noncredit impairments), along with the fair value of fixed maturity securities, including securities pledged, by market sector and duration were as follows as of December 31, 2012:

	Six Months or Less Below Amortized Cost		More Than Six Months and Twelve Months or Less Below Amortized Cost		More Than Twelve Months Below Amortized Cost		Total
	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses
2012
U.S. Treasuries	$451.2	$1.8	$—	$—	$—	$—	$451.2	$1.8
U.S. corporate, state and municipalities	1,333.4	19.2	116.5	3.0	231.2	26.6	1,681.1	48.8
Foreign	360.2	12.7	59.8	7.4	314.9	39.2	734.9	59.3
Residential mortgage-backed	369.3	6.4	42.0	2.1	585.1	78.2	996.4	86.7
Commercial mortgage-backed	22.0	0.2	15.3	1.7	44.4	4.2	81.7	6.1
Other asset-backed	70.2	—	7.0	1.2	609.2	88.8	686.4	90.0
Total	$2,606.3	$40.3	$240.6	$15.4	$1,784.8	$237.0	$4,631.7	$292.7

Unrealized capital losses (including noncredit impairments), along with the fair value of fixed maturity securities, including securities pledged, by market sector and duration were as follows as of December 31, 2011:

	Six Months or Less Below Amortized Cost		More Than Six Months and Twelve Months or Less Below Amortized Cost		More Than Twelve Months Below Amortized Cost		Total
	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses
2011
U.S. Treasuries	$—	$—	$—	$—	$—	$—	$—	$—
U.S. corporate, state and municipalities	1,812.9	55.7	173.2	10.4	393.4	45.3	2,379.5	111.4
Foreign	1,177.6	66.2	80.2	7.3	655.8	71.9	1,913.6	145.4
Residential mortgage-backed	426.6	5.1	388.3	16.1	865.1	219.6	1,680.0	240.8
Commercial mortgage-backed	338.3	6.4	1,131.6	87.6	241.4	55.2	1,711.3	149.2
Other asset-backed	306.9	5.3	165.8	42.7	668.5	222.7	1,141.2	270.7
Total	$4,062.3	$138.7	$1,939.1	$164.1	$2,824.2	$614.7	$8,825.6	$917.5

Of the unrealized capital losses aged more than twelve months, the average market value of the related fixed maturities was 88.3% and 82.1% of the average book value as of December 31, 2012 and 2011, respectively.

Unrealized capital losses (including noncredit impairments) in fixed maturities, including securities pledged, for instances in which fair value declined below amortized cost by greater than or less than 20% were as follows as of December 31, 2012 and 2011:

	Amortized Cost		Unrealized Capital Losses		Number of Securities
	< 20%	> 20%	< 20%	> 20%	< 20%	> 20%
2012
Six months or less below amortized cost	$3,154.6	$42.1	$95.2	$11.4	308	21
More than six months and twelve months or less below amortized cost	363.3	30.2	19.5	10.3	83	9
More than twelve months below amortized cost	940.1	394.1	35.9	120.4	221	95
Total	$4,458.0	$466.4	$150.6	$142.1	612	125

2011
Six months or less below amortized cost	$4,560.5	$616.9	$184.5	$166.1	474	105
More than six months and twelve months or less below amortized cost	1,805.8	197.9	103.8	61.0	114	46
More than twelve months below amortized cost	1,935.4	626.6	159.1	243.0	269	145
Total	$8,301.7	$1,441.4	$447.4	$470.1	857	296

Unrealized capital losses (including noncredit impairments) in fixed maturities, including securities pledged, by market sector for instances in which fair value declined below amortized cost by greater than or less than 20% for consecutive months as indicated in the tables below, were as follows as of December 31, 2012 and 2011:

	Amortized Cost		Unrealized Capital Losses		Number of Securities
	< 20%	> 20%	< 20%	> 20%	< 20%	> 20%
2012
U.S. Treasuries	$453.0	$—	$1.8	$—	3	—
U.S. corporate, state and municipalities	1,688.5	41.4	33.1	15.7	109	3
Foreign	684.9	109.3	24.1	35.2	50	14
Residential mortgage-backed	938.3	144.8	42.5	44.2	343	77
Commercial mortgage-backed	85.9	1.9	5.6	0.5	19	1
Other asset-backed	607.4	169.0	43.5	46.5	88	30
Total	$4,458.0	$466.4	$150.6	$142.1	612	125

2011
U.S. Treasuries	$—	$—	$—	$—	—	—
U.S. corporate, state and municipalities	2,402.2	88.7	85.5	25.9	185	7
Foreign	1,912.4	146.6	96.8	48.6	153	16
Residential mortgage-backed	1,475.5	445.3	87.2	153.6	323	178
Commercial mortgage-backed	1,723.5	137.0	114.2	35.0	48	7
Other asset-backed	788.1	623.8	63.7	207.0	148	88
Total	$8,301.7	$1,441.4	$447.4	$470.1	857	296

The following tables summarize loan-to-value, credit enhancement and fixed floating rate details for RMBS and Other ABS in a gross unrealized loss position as of December 31, 2012 and 2011:

	Loan-to-Value Ratio
	Amortized Cost		Unrealized Capital Losses
2012	< 20%	> 20%	< 20%	> 20%
RMBS and Other ABS
Non-agency RMBS > 100%	$562.3	$203.8	$39.5	$58.0
Non-agency RMBS 90% - 100%	134.2	35.2	12.8	10.7
Non-agency RMBS 80% - 90%	78.9	46.9	7.5	12.1
Non-agency RMBS < 80%	288.9	17.5	14.0	5.5
Agency RMBS	398.0	8.1	11.0	3.8
Other ABS (Non-RMBS)	83.4	2.3	1.2	0.6
Total RMBS and Other ABS	$1,545.7	$313.8	$86.0	$90.7

	Credit Enhancement Percentage
	Amortized Cost		Unrealized Capital Losses
2012	< 20%	> 20%	< 20%	> 20%
RMBS and Other ABS
Non-agency RMBS 10% +	$706.8	$187.1	$53.8	$51.2
Non-agency RMBS 5% - 10%	187.6	2.2	6.8	0.7
Non-agency RMBS 0% - 5%	89.4	12.3	7.6	4.2
Non-agency RMBS 0%	80.5	101.8	5.6	30.2
Agency RMBS	398.0	8.1	11.0	3.8
Other ABS (Non-RMBS)	83.4	2.3	1.2	0.6
Total RMBS and Other ABS	$1,545.7	$313.8	$86.0	$90.7

	Fixed Rate/Floating Rate
	Amortized Cost		Unrealized Capital Losses
2012	< 20%	> 20%	< 20%	> 20%
Fixed Rate	$669.4	$33.3	$14.2	$10.2
Floating Rate	876.3	280.5	71.8	80.5
Total	$1,545.7	$313.8	$86.0	$90.7

	Loan-to-Value Ratio
	Amortized Cost		Unrealized Capital Losses
2011	< 20%	> 20%	< 20%	> 20%
RMBS and Other ABS
Non-agency RMBS > 100%	$728.7	$706.0	$86.5	$237.8
Non-agency RMBS 90% - 100%	258.3	162.2	24.2	60.6
Non-agency RMBS 80% - 90%	120.4	80.8	9.9	23.6
Non-agency RMBS < 80%	492.8	112.8	19.5	36.0
Agency RMBS	450.7	4.8	10.2	2.0
Other ABS (Non-RMBS)	212.7	2.5	0.6	0.6
Total RMBS and Other ABS	$2,263.6	$1,069.1	$150.9	$360.6

	Credit Enhancement Percentage
	Amortized Cost		Unrealized Capital Losses
	< 20%	> 20%	< 20%	> 20%
RMBS and Other ABS
Non-agency RMBS 10% +	$793.4	$761.4	$77.3	$256.4
Non-agency RMBS 5% - 10%	509.8	45.4	35.2	15.0
Non-agency RMBS 0% - 5%	249.2	150.0	21.6	45.8
Non-agency RMBS 0%	47.8	105.0	6.0	40.8
Agency RMBS	450.7	4.8	10.2	2.0
Other ABS (Non-RMBS)	212.7	2.5	0.6	0.6
Total RMBS and Other ABS	$2,263.6	$1,069.1	$150.9	$360.6

	Fixed Rate/Floating Rate
	Amortized Cost		Unrealized Capital Losses
	< 20%	> 20%	< 20%	> 20%
Fixed Rate	$1,108.1	$147.6	$49.5	$50.5
Floating Rate	1,155.5	921.5	101.4	310.1
Total	$2,263.6	$1,069.1	$150.9	$360.6

All investments with fair values less than amortized cost are included in the Company’s other-than-temporary impairments analysis, and impairments were recognized as disclosed in the "Evaluating Securities for Other-Than-Temporary Impairments" section below. The Company evaluates non-agency RMBS and ABS for "other-than-temporary impairments" each quarter based on actual and projected cash flows after considering the quality and updated loan-to-value ratios reflecting current home prices of underlying collateral, forecasted loss severity, the payment priority within the tranche structure of the security and amount of any credit enhancements. The Company's assessment of current levels of cash flows compared to estimated cash flows at the time the securities were acquired indicates the amount and the pace of projected cash flows from the underlying collateral has generally been lower and slower, respectively. However, since cash flows are typically projected at a trust level, the impairment review incorporates the security's position within the trust structure as well as credit enhancement remaining in the trust to determine whether an impairment is warranted. Therefore, while lower and slower cash flows will impact the trust, the effect on a particular security within the trust will be dependent upon the trust structure. Where the assessment continues to project full recovery of principal and interest on schedule, the Company has not recoded an impairment. Unrealized losses on below investment grade securities are principally related to RMBS (primarily Alt-A RMBS), and ABS (primarily subprime RMBS) largely due to economic and market uncertainties including concerns over unemployment levels, lower interest rate environment on floating rate securities requiring higher risk premiums since purchase and valuations on residential real estate supporting non-agency RMBS. Based on this analysis, the Company determined that the remaining investments in an unrealized loss position were not other-than-temporarily impaired and therefore no further other-than-temporary impairment was necessary.

Fixed Maturity Securities Credit Quality - Ratings

The Securities Valuation Office ("SVO") of the National Association of Insurance Commissioners ("NAIC") evaluates the fixed maturity security investments of insurers for regulatory reporting and capital assessment purposes and assigns securities to one of six credit quality categories called "NAIC designations." An internally developed rating is used as permitted by the NAIC if no rating is available. These designations are generally similar to the credit quality designations of the NAIC acceptable rating organizations ("ARO") for marketable fixed maturity securities, called rating agency designations except for certain structured securities as described below. NAIC designations of "1," highest quality and "2," high quality, include fixed maturity securities generally considered investment grade by such rating organizations. NAIC designations 3 through 6 include fixed maturity securities generally considered below investment grade by such rating organizations.

The NAIC adopted revised designation methodologies for non-agency residential mortgage-backed securities, including RMBS backed by subprime mortgage loans reported within ABS and for commercial mortgage-backed securities ("CMBS"). The NAIC's objective with the revised designation methodologies for these structured securities was to increase the accuracy in assessing expected losses and to use the improved assessment to determine a more appropriate capital requirement for such structured securities. The NAIC designations for structured securities, including subprime and Alt-A RMBS, are based upon a comparison of the bond's amortized cost to the NAIC's loss expectation for each security. Securities where modeling results in no expected loss in all scenarios are considered to have the highest designation of NAIC 1. A large percentage of the Company's RMBS securities carry a NAIC 1 designation while the ARO rating indicates below investment grade. This is primarily due to the credit and intent impairments recorded by the Company which reduced the amortized cost on these securities to a level resulting in no expected loss in all scenarios, which corresponds to a NAIC 1 designation. The revised methodologies reduce regulatory reliance on rating agencies and allow for greater regulatory input into the assumptions used to estimate expected losses from such structured securities. In the tables below, the Company presents the rating of structured securities based on ratings from the revised NAIC rating methodologies described above (which may not correspond to rating agency designations.) All NAIC designations (e.g., NAIC 1-6) are based on the revised NAIC methodologies.

As a result of time lags between the funding of investments, the finalization of legal documents and the completion of the SVO filing process, the fixed maturity portfolio generally includes securities that have not yet been rated by the SVO as of each balance sheet date, such as private placements. Pending receipt of SVO ratings, the categorization of these securities by NAIC designation is based on the expected ratings indicated by internal analysis.

Information about certain of the Company's fixed maturity securities holdings by NAIC designations is set forth in the following tables. Corresponding rating agency designation does not directly translate into NAIC designation, but represents the Company's best estimate of comparable ratings from rating agencies, including Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") and Fitch, Inc. ("Fitch"). If no rating is available from a rating agency, then an internally developed rating is used.

The fixed maturities in the Company's portfolio are generally rated by external rating agencies and, if not externally rated, are rated by the Company on a basis similar to that used by the rating agencies. Ratings are derived from three ARO ratings and are applied as follows based on the number of agency ratings received:

•	when three ratings are received then the middle rating is applied;

•	when two ratings are received then the lower rating is applied;

•	when a single rating is received, the ARO rating is applied; and

•	when ratings are unavailable then an internal rating is applied.

Subprime and Alt-A Mortgage Exposure

The Company does not originate or purchase subprime or Alt-A whole-loan mortgages. Subprime lending is the origination of loans to customers with weaker credit profiles. The Company defines Alt-A mortgages to include the following: residential mortgage loans to customers who have strong credit profiles but lack some element(s), such as documentation to substantiate income; residential mortgage loans to borrowers that would otherwise be classified as prime but whose loan structure provides repayment options to the borrower that increase the risk of default; and any securities backed by residential mortgage collateral not clearly identifiable as prime or subprime.

The Company's exposure to subprime mortgage-backed securities is primarily in the form of ABS structures collateralized by subprime residential mortgages and the majority of these holdings are included in Other ABS in the Fixed Maturities and Equity Securities section above. As of December 31, 2012, the fair value and gross unrealized losses related to the Company's exposure to subprime mortgage-backed securities was $967.3 and $89.1, respectively, representing 1.3% of total fixed maturities, including securities pledged. As of December 31, 2011, the fair value and gross unrealized losses related to the Company's exposure to subprime mortgage-backed securities was $974.2 and $272.1, respectively, representing 1.3% of total fixed maturities, including securities pledged.

The following tables summarize the Company’s exposure to subprime mortgage-backed securities by credit quality using NAIC designations, ARO ratings and vintage year as of December 31, 2012 and 2011:

	% of Total Subprime Mortgage-backed Securities
	NAIC Designation		ARO Ratings		Vintage
2012
	1	60.3%	AAA	1.1%	2007	29.1%
	2	11.9%	AA	1.0%	2006	36.8%
	3	16.7%	A	5.4%	2005 and prior	34.1%
	4	8.1%	BBB	6.0%		100.0%
	5	2.8%	BB and below	86.5%
	6	0.2%		100.0%
		100.0%
2011
	1	78.1%	AAA	2.9%	2007	26.9%
	2	4.7%	AA	1.2%	2006	41.2%
	3	13.4%	A	4.5%	2005 and prior	31.9%
	4	2.7%	BBB	8.8%		100.0%
	5	0.5%	BB and below	82.6%
	6	0.6%		100.0%
		100.0%

The Company's exposure to Alt-A mortgages is included in Residential mortgage-backed securities in the "Fixed Maturities and Equity Securities" section above. As of December 31, 2012, the fair value and gross unrealized losses related to the Company's exposure to Alt-A RMBS aggregated to $411.3 and $47.9, respectively, representing 0.5% of total fixed maturities, including securities pledged. As of December 31, 2011, the fair value and gross unrealized losses related to the Company's exposure to Alt-A RMBS aggregated to $410.8 and $117.6, respectively, representing 0.6% of total fixed maturities, including securities pledged.

The following tables summarize the Company’s exposure to Alt-A residential mortgage-backed securities by credit quality using NAIC designations, ARO ratings and vintage year as of December 31, 2012 and 2011:

	% of Total Alt-A Mortgage-backed Securities
	NAIC Designation		ARO Ratings		Vintage
2012
	1	34.1%	AAA	0.2%	2007	20.4%
	2	11.9%	AA	1.2%	2006	25.9%
	3	18.8%	A	1.5%	2005 and prior	53.7%
	4	26.9%	BBB	4.1%		100.0%
	5	7.5%	BB and below	93.0%
	6	0.8%		100.0%
		100.0%
2011
	1	38.7%	AAA	1.0%	2007	18.8%
	2	11.0%	AA	2.3%	2006	25.3%
	3	16.4%	A	7.5%	2005 and prior	55.9%
	4	24.0%	BBB	3.9%		100.0%
	5	9.0%	BB and below	85.3%
	6	0.9%		100.0%
		100.0%

Commercial Mortgage-backed and Other Asset-backed Securities

As of December 31, 2012 and 2011, the fair value of the Company’s CMBS totaled $4.9 billion and $5.5 billion, respectively, and Other ABS, excluding subprime exposure, totaled $1.6 billion and $1.5 billion, respectively. As of December 31, 2012 and 2011, the gross unrealized losses related to CMBS totaled $6.1 and $149.2, respectively, and gross unrealized losses related to Other ABS, excluding subprime exposure, totaled $1.8 and $1.3, respectively. CMBS investments represent pools of commercial mortgages that are broadly diversified across property types and geographical areas.

The following tables summarize the Company’s exposure to CMBS holdings by credit quality using NAIC designations, ARO ratings and vintage year as of December 31, 2012 and 2011:

	% of Total CMBS
	NAIC Designation		ARO Ratings		Vintage
2012
	1	98.3%	AAA	38.1%	2008	0.3%
	2	1.4%	AA	17.2%	2007	37.4%
	3	0.2%	A	11.2%	2006	30.2%
	4	0.1%	BBB	17.8%	2005 and prior	32.1%
	5	—%	BB and below	15.7%		100.0%
	6	—%		100.0%
		100.0%
2011
	1	92.7%	AAA	47.3%	2008	0.3%
	2	2.6%	AA	10.1%	2007	33.4%
	3	3.6%	A	16.5%	2006	26.5%
	4	0.7%	BBB	13.5%	2005 and prior	39.8%
	5	—%	BB and below	12.6%		100.0%
	6	0.4%		100.0%
		100.0%

As of December 31, 2012, Other ABS was also broadly diversified both by type and issuer with credit card receivables, nonconsolidated collateralized loan obligations and automobile receivables, comprising 40.5%, 4.1% and 33.3%, respectively, of total Other ABS, excluding subprime exposure.

As of December 31, 2011, Other ABS was also broadly diversified both by type and issuer with credit card receivables, nonconsolidated collateralized loan obligations and automobile receivables, comprising 43.1%, 4.6% and 27.9%, respectively, of total Other ABS, excluding subprime exposure.

The following tables summarize the Company’s exposure to Other ABS holdings, excluding subprime exposure, by credit quality using NAIC designations, ARO ratings and vintage year as of December 31, 2012 and 2011:

	% of Total Other ABS
	NAIC Designation		ARO Ratings		Vintage
2012
	1	97.7%	AAA	91.9%	2012	24.6%
	2	1.7%	AA	0.9%	2011	14.9%
	3	0.1%	A	4.9%	2010	5.8%
	4	—%	BBB	1.7%	2009	2.1%
	5	—%	BB and below	0.6%	2008	5.9%
	6	0.5%		100.0%	2007	18.4%
		100.0%			2006	9.5%
					2005 and prior	18.8%
						100.0%
2011
	1	96.1%	AAA	86.6%	2011	18.0%
	2	2.3%	AA	3.1%	2010	9.6%
	3	—%	A	4.9%	2009	6.4%
	4	0.2%	BBB	3.8%	2008	7.0%
	5	1.4%	BB and below	1.6%	2007	24.8%
	6	—%		100.0%	2006	9.5%
		100.0%			2005 and prior	24.7%
						100.0%

Troubled Debt Restructuring

The Company invests in high quality, well performing portfolios of commercial mortgage loans and private placements. Under certain circumstances, modifications are granted to these contracts. Each modification is evaluated as to whether a troubled debt restructuring has occurred. A modification is a troubled debt restructure when the borrower is in financial difficulty and the creditor makes concessions. Generally, the types of concessions may include reducing the face amount or maturity amount of the debt as originally stated, reducing the contractual interest rate, extending the maturity date at an interest rate lower than current market interest rates and/or reducing accrued interest. The Company considers the amount, timing and extent of the concession granted in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. A valuation allowance may have been recorded prior to the quarter when the loan is modified in a troubled debt restructuring. Accordingly, the carrying value (net of the specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment. As of December 31, 2012, the Company had one private placement troubled debt restructuring with a pre-modification carrying value of $1.2, which was written down to zero, and no commercial mortgage loan troubled debt restructurings. As of December 31, 2011, the Company had two commercial mortgage loans and one private placement troubled debt restructurings with pre-modification and post modification carrying values of $55.1 and $52.2, respectively.

As of December 31, 2012, the Company had no commercial mortgage loans or private placements modified in a troubled debt restructuring with a subsequent payment default. As of December 31, 2011 the Company had one loan modified in a troubled debt restructuring with a subsequent payment default.

Mortgage Loans on Real Estate

The Company's mortgage loans on real estate are all commercial mortgage loans held for investment, which are reported at amortized cost, less impairment write-downs and allowance for losses. The Company diversifies its commercial mortgage loan portfolio by geographic region and property type to reduce concentration risk. The Company manages risk when originating commercial mortgage loans by generally lending only up to 75% of the estimated fair value of the underlying real estate. Subsequently, the Company continuously evaluates all mortgage loans based on relevant current information including an appraisal of loan-specific credit quality, property characteristics and market trends. Loan performance is monitored on a loan specific basis through the review of submitted appraisals, operating statements, rent revenues and annual inspection reports, among other items. This review ensures properties are performing at a consistent and acceptable level to secure the debt.

The following table summarizes the Company's investment in mortgage loans as of December 31, 2012 and 2011:

	2012	2011
Commercial mortgage loans	$8,666.2	$8,695.5
Collective valuation allowance	(3.9)	(4.4)
Total net commercial mortgage loans	$8,662.3	$8,691.1

Impairments taken on the mortgage loan portfolio for the years ended December 31, 2012, 2011 and 2010 were $7.7, $9.3 and $13.5, respectively.

The following table summarizes the activity in the allowance for losses for all commercial mortgage loans for the years ended December 31, 2012 and 2011:

	2012	2011
Collective valuation allowance for losses, beginning of period	$4.4	$7.0
Addition to (reduction of) allowance for losses	(0.5)	(2.6)
Collective valuation allowance for losses, end of period	$3.9	$4.4

The carrying values and unpaid principal balances of impaired mortgage loans were as follows as of December 31, 2012 and 2011:

	2012	2011
Impaired loans with allowances for losses	$—	$—
Impaired loans without allowances for losses	16.8	48.7
Subtotal	16.8	48.7
Less: Allowances for losses on impaired loans	—	—
Impaired loans, net	$16.8	$48.7
Unpaid principal balance of impaired loans	$31.9	$63.8

The following table presents information on impaired loans, restructured loans, loans 90 days or more past due and loans in foreclosure as of December 31, 2012, 2011 and 2010:

	2012	2011	2010
Impaired loans, average investment during the period	$32.7	$43.7	$72.5
Troubled debt restructured loans(1)	—	15.7	—
Loans 90 days or more past due, interest no longer accruing, at amortized cost	—	16.6	2.7
Loans in foreclosure, at amortized cost	9.0	—	—
Unpaid principal balance of loans 90 days or more past due, interest no longer accruing	—	21.6	4.9
(1) Amounts included in Troubled debt restructured loans, Loans 90 days or more past due and Loans in foreclosure, which were also impaired, are included in the Impaired loans, average investment during the period.

There were four mortgage loans in the Company's portfolio in process of foreclosure as of December 31, 2012 with a total amortized cost of $9.0. There were no mortgage loans in the Company's portfolio in process of foreclosure as of December 31, 2011. There were no other loans in arrears with respect to principal and interest as of December 31, 2012 and 2011.
The following tables present information on interest income recognized on impaired and troubled debt restructured loans for the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Interest income recognized on impaired loans, on an accrual basis	$0.7	$1.8	$3.7
Interest income recognized on impaired loans, on a cash basis	0.8	1.8	4.2
Interest income recognized on troubled debt restructured loans, on an accrual basis	0.3	0.3	—

Loan-to-value ("LTV") and debt service coverage ("DSC") ratios are measures commonly used to assess the risk and quality of mortgage loans. The LTV ratio, calculated at time of origination, is expressed as a percentage of the amount of the loan relative to the value of the underlying property. A LTV ratio in excess of 100% indicates the unpaid loan amount exceeds the underlying collateral. The DSC ratio, based upon the most recently received financial statements, is expressed as a percentage of the amount of a property’s net income to its debt service payments. A DSC ratio of less than 1.0 indicates that property’s operations do not generate sufficient income to cover debt payments. These ratios are utilized as part of the review process described above.

The following table presents the LTV ratios as of December 31, 2012 and 2011:

	2012(1)	2011(1)
Loan-to-Value Ratio:
0% - 50%	$1,987.9	$2,535.2
50% - 60%	2,425.2	2,479.4
60% - 70%	3,736.1	2,991.9
70% - 80%	481.7	621.2
80% and above	35.3	67.8
Total Commercial mortgage loans	$8,666.2	$8,695.5
(1) Balances do not include allowance for mortgage loan credit losses.

The following table presents the DSC ratios as of December 31, 2012 and 2011:

	2012(1)	2011(1)
Debt Service Coverage Ratio:
Greater than 1.5x	$5,953.7	$5,710.3
1.25x - 1.5x	1,336.3	1,547.2
1.0x - 1.25x	992.7	1,082.2
Less than 1.0x	374.6	339.1
Commercial mortgage loans secured by land or construction loans	8.9	16.7
Total Commercial mortgage loans	$8,666.2	$8,695.5
(1) Balances do not include allowance for mortgage loan credit losses.

Properties collateralizing mortgage loans are geographically dispersed throughout the United States, as well as diversified by property type, as reflected in the following tables as of December 31, 2012 and 2011:

	2012(1)		2011(1)
	Gross Carrying Value	% of Total	Gross Carrying Value	% of Total
Commercial Mortgage Loans by U.S. Region:
Pacific	$1,973.9	22.8%	$2,140.2	24.6%
South Atlantic	1,687.6	19.4%	1,555.4	17.9%
Middle Atlantic	1,059.5	12.2%	1,124.0	12.9%
East North Central	962.8	11.1%	1,010.4	11.6%
West South Central	1,176.3	13.6%	1,100.3	12.7%
Mountain	718.2	8.3%	776.9	8.9%
West North Central	537.5	6.2%	415.4	4.8%
New England	334.6	3.9%	320.0	3.7%
East South Central	215.8	2.5%	252.9	2.9%
Total Commercial mortgage loans	$8,666.2	100.0%	$8,695.5	100.0%
(1) Balances do not include allowance for mortgage loan credit losses.

	2012(1)		2011(1)
	Gross Carrying Value	% of Total	Gross Carrying Value	% of Total
Commercial Mortgage Loans by Property Type:
Industrial	$3,361.5	38.8%	$3,457.0	39.8%
Retail	2,350.2	27.1%	2,104.2	24.2%
Office	1,284.7	14.8%	1,384.5	15.9%
Apartments	952.1	11.0%	972.8	11.2%
Hotel/Motel	280.6	3.2%	468.4	5.4%
Mixed Use	74.0	0.9%	28.6	0.3%
Other	363.1	4.2%	280.0	3.2%
Total Commercial mortgage loans	$8,666.2	100.0%	$8,695.5	100.0%
(1) Balances do not include allowance for mortgage loan credit losses.

The following table sets forth the breakdown of mortgages by year of origination as of December 31, 2012 and 2011:

	2012(1)	2011(1)
Year of Origination:
2012	$1,821.0	$—
2011	1,940.8	1,998.0
2010	429.9	598.5
2009	175.1	226.3
2008	725.1	1,026.8
2007	689.2	1,141.6
2006 and prior	2,885.1	3,704.3
Total Commercial mortgage loans	$8,666.2	$8,695.5
(1) Balances do not include allowance for mortgage loan credit losses.

Evaluating Securities for Other-Than-Temporary Impairments

The Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities and equity securities in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired.

The following tables identify the Company's credit-related and intent-related impairments included in the Consolidated Statements of Operations, excluding impairments included in Other comprehensive income (loss) by type for the years ended December 31, 2012, 2011 and 2010:

	2012		2011		2010
	Impairment	No. of Securities	Impairment	No. of Securities	Impairment	No. of Securities
U.S. Treasuries	$—	—	$—	—	$1.8	1
U.S. corporate	14.3	4	55.2	41	30.7	32
Foreign(1)	2.2	5	71.3	61	121.5	31
Residential mortgage-backed	25.2	106	37.7	134	73.4	128
Commercial mortgage-backed	1.7	1	133.7	26	59.5	15
Other asset-backed	2.6	7	195.5	122	589.9	107
Equity	—	—	—	—	0.5	4
Mortgage loans on real estate	7.7	2	9.3	7	13.5	11
Other assets(2)	1.4	1	—	—	—	—
Total	$55.1	126	$502.7	391	$890.8	329
(1) Primarily U.S. dollar denominated.
(2) Includes loss on real estate owned that is classified as Other assets on the Consolidated Balance Sheets.
The above tables include $47.3, $72.5 and $339.7 of write-downs related to credit impairments for the years ended December 31, 2012, 2011 and 2010, respectively, in Other-than-temporary impairments, which are recognized in the Consolidated Statements of Operations. The remaining $7.8, $430.2 and $551.1 and in write-downs for the years ended December 31, 2012, 2011 and 2010, respectively, are related to intent impairments.

The following tables summarize these intent impairments, which are also recognized in earnings, by type for the years ended December 31, 2012, 2011 and 2010:

	2012		2011		2010
	Impairment	No. of Securities	Impairment	No. of Securities	Impairment	No. of Securities
U.S. Treasuries	$—	—	$—	—	$1.8	1
U.S. corporate	1.1	2	55.2	40	28.2	31
Foreign(1)	1.5	4	59.0	56	75.0	26
Residential mortgage-backed	3.3	10	7.9	27	20.6	23
Commercial mortgage-backed	1.7	1	124.3	26	31.7	9
Other asset-backed	0.2	1	183.8	118	393.8	64
Total	$7.8	18	$430.2	267	$551.1	154
(1) Primarily U.S. dollar denominated.

The Company may sell securities during the period in which fair value has declined below amortized cost for fixed maturities or cost for equity securities. In certain situations, new factors, including changes in the business environment, can change the Company’s previous intent to continue holding a security. Accordingly, these factors may lead the Company to record additional intent related capital losses.

The fair value of fixed maturities with OTTI as of December 31, 2012 and 2011 was $9.0 billion and $9.3 billion, respectively.

The following tables identify the amount of credit impairments on fixed maturities for which a portion of the OTTI loss was recognized in Other comprehensive income (loss) and the corresponding changes in such amounts for the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Balance at January 1	$133.9	$304.6	$287.8
Additional credit impairments:
On securities not previously impaired	9.5	10.3	115.4
On securities previously impaired	17.1	17.0	22.3
Reductions:
Securities intent impaired	—	(38.2)	(72.5)
Securities sold, matured, prepaid or paid down	(45.8)	(159.8)	(48.4)
Balance at December 31	$114.7	$133.9	$304.6

Net Investment Income

The following table summarizes Net investment income for the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Fixed maturities	$4,184.0	$4,402.1	$4,374.3
Equity securities, available-for-sale	17.7	27.3	30.1
Mortgage loans on real estate	500.0	500.0	496.7
Policy loans	121.5	125.6	135.5
Short-term investments and cash equivalents	5.4	6.7	(3.5)
Other	(123.3)	(80.8)	(25.4)
Gross investment income	4,705.3	4,980.9	5,007.7
Less: Investment expenses	7.4	12.1	20.7
Net investment income	$4,697.9	$4,968.8	$4,987.0

As of December 31, 2012 and 2011, the Company had $0.3 and $0.2, respectively, of investments in fixed maturities which produced no net investment income. Fixed maturities are moved to a non-accrual status immediately when the investment defaults.

Net Realized Capital Gains (Losses)

Net realized capital gains (losses) are comprised of the difference between the amortized cost of investments and proceeds from sale and redemption, as well as losses incurred due to the credit-related and intent-related other-than-temporary impairment of investments. Realized investment gains and losses are also primarily generated from changes in fair value of embedded derivatives within product guarantees and fixed maturities, changes in fair value of fixed maturities recorded at FVO and changes in fair value including accruals on derivative instruments, except for effective cash flow hedges. The cost of the investments on disposal is generally determined based on first-in-first-out ("FIFO") methodology.

Net realized capital gains (losses) were as follows for the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Fixed maturities, available-for-sale, including securities pledged	$391.7	$56.4	$(340.4)
Fixed maturities, at fair value option	(278.8)	(92.0)	(63.6)
Equity securities, available-for-sale	4.2	18.6	9.6
Derivatives	(1,712.4)	418.6	(1,243.5)
Embedded derivative - fixed maturities	(15.7)	16.1	48.3
Embedded derivative - product guarantees	337.3	(1,945.1)	(72.7)
Other investments	(7.1)	(4.0)	(15.7)
Net realized capital gains (losses)	$(1,280.8)	$(1,531.4)	$(1,678.0)
After-tax net realized capital gains (losses)	$(715.8)	$(1,017.4)	$(1,184.7)

Proceeds from the sale of fixed maturities and equity securities, available-for-sale and the related gross realized gains and losses, before tax, were as follows for the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Proceeds on sales	$11,185.9	$12,850.7	$15,637.1
Gross gains	484.2	648.5	644.2
Gross losses	(44.8)	(181.9)	(101.3)

Derivative Financial Instruments	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Financial Instruments
Derivative Financial Instruments

The Company enters into the following types of derivatives:

Interest rate caps: The Company uses interest rate cap contracts to hedge the interest rate exposure arising from duration mismatches between assets and liabilities. Interest rate caps are also used to hedge interest rate exposure if rates rise above a specified level. Such increases in rates will require the Company to incur additional expenses. The future payout from the interest rate caps fund this increased exposure. The Company pays an upfront premium to purchase these caps. The Company utilizes these contracts in qualifying hedging relationships as well as non-qualifying hedging relationships.

Interest rate swaps: Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and/or liabilities. Interest rate swaps are also used to hedge the interest rate risk associated with the value of assets it owns or in an anticipation of acquiring them. Using interest rate swaps, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest payments, calculated by reference to an agreed upon notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made to/from the counterparty at each due date. The Company utilizes these contracts in qualifying hedging relationships as well as non-qualifying hedging relationships.

Foreign exchange swaps: The Company uses foreign exchange or currency swaps to reduce the risk of change in the value, yield or cash flows associated with certain foreign denominated invested assets. Foreign exchange swaps represent contracts that require the exchange of foreign currency cash flows against U.S. dollar cash flows at regular periods, typically quarterly or semi-annually. The Company utilizes these contracts in non-qualifying hedging relationships.

Credit default swaps: Credit default swaps are used to reduce credit loss exposure with respect to certain assets that the Company owns, or to assume credit exposure on certain assets that the Company does not own. Payments are made to or received from the counterparty at specified intervals. In the event of a default on the underlying credit exposure, the Company will either receive a payment (purchased credit protection) or will be required to make a payment (sold credit protection) equal to the par minus recovery value of the swap contract. The Company utilizes these contracts in non-qualifying hedging relationships.

Total return swaps: The Company uses total return swaps as a hedge against a decrease in variable annuity account values, which are invested in certain indices. Using total return swaps, the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of assets or a market index and the LIBOR rate, calculated by reference to an agreed upon notional principal amount. No cash is exchanged at the onset of the contracts. Cash is paid and received over the life of the contract based upon the terms of the swaps. The Company utilizes these contracts in non-qualifying hedging relationships.

Currency forwards: The Company uses currency forward contracts to hedge policyholder liabilities associated with the variable annuity contracts which are linked to foreign indices. The currency fluctuations may result in a decrease in account values, which would increase the possibility of the Company incurring an expense for guaranteed benefits in excess of account values. The Company utilizes these contracts in non-qualifying hedging relationships.

Forwards: The Company uses forward contracts to hedge certain invested assets against movement in interest rates, particularly mortgage rates. The Company uses To Be Announced securities as an economic hedge against rate movements. The Company utilizes forward contracts in non-qualifying hedging relationships.

Futures: Futures contracts are used to hedge against a decrease in certain equity indices. Such decreases may result in a decrease in variable annuity account values which would increase the possibility of the Company incurring an expense for guaranteed benefits in excess of account values. The Company also uses futures contracts as a hedge against an increase in certain equity indices. Such increases may result in increased payments to the holders of the fixed index annuity ("FIA") contracts. The Company enters into exchange traded futures with regulated futures commissions that are members of the exchange. The Company also posts initial and variation margin with the exchange on a daily basis. The Company utilizes exchange-traded futures in non-qualifying hedging relationships.

Swaptions: A swaption is an option to enter into a swap with a forward starting effective date. The Company uses swaptions to hedge the interest rate exposure associated with the minimum crediting rate and book value guarantees embedded in the retirement products that the Company offers. Increases in interest rates will generate losses on assets that are backing such liabilities. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. Swaptions are also used to hedge against an increase in the interest rate benchmarked crediting strategies within FIA contracts. Such increases may result in increased payments to contract holders of FIA contracts and the interest rate swaptions offset this increased exposure. The Company pays a premium when it purchases the swaption. The Company utilizes these contracts in non-qualifying hedging relationships.

Options: The Company uses put options to manage the equity, interest rate and equity volatility risk of the economic liabilities associated with certain variable annuity minimum guaranteed living benefits. The Company also uses call options to hedge against an increase in various equity indices. Such increases may result in increased payments to the holders of the FIA contracts. The Company pays an upfront premium to purchase these options. The Company utilizes these options in non-qualifying hedging relationships.

Variance swaps: The Company uses variance swaps to manage equity volatility risk on the economic liabilities associated with certain minimum guaranteed living benefits. An increase in the equity volatility results in a higher valuations of such liabilities. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on the changes in equity volatility over a defined period. The Company utilizes equity variance swaps in non-qualifying hedging relationships.

Managed custody guarantees ("MCG"): The Company issues certain credited rate guarantees on externally managed variable bond funds that represent stand-alone derivatives. The market value is partially determined by, among other things, levels of or changes in interest rates, prepayment rates and credit ratings/spreads.

Embedded derivatives: The Company also invests in certain fixed maturity instruments and has issued certain annuity products that contain embedded derivatives whose market value is at least partially determined by, among other things, levels of or changes in domestic and/or foreign interest rates (short-term or long-term), exchange rates, prepayment rates, equity rates, or credit ratings/spreads. In addition, the Company has entered into a coinsurance with a funds withheld arrangement which contains an embedded derivative whose fair value is based on the change in the fair value of the underlying assets held in trust. The embedded derivatives for certain fixed maturity instruments, certain annuity products and coinsurance with funds withheld arrangements are reported with the host contract in investments, in Future policy benefits or Funds held under reinsurance agreements, respectively, on the Condensed Consolidated Balance Sheets. Changes in the fair value of embedded derivatives within fixed maturity investments and within annuity products are recorded in Other net realized capital gains (losses) in the Condensed Consolidated Statements of Operations. Changes in fair value of embedded derivatives with reinsurance agreements are reported in Policyholder benefits in the Condensed Consolidated Statements of Operations.

The Company's use of derivatives is limited mainly to economic hedging to reduce the Company's exposure to cash flow variability of assets and liabilities, interest rate risk, credit risk, exchange rate risk, and market risk. It is the Company's policy not to offset amounts recognized for derivative instruments and amounts recognized for the right to reclaim cash collateral or the obligation to return cash collateral arising from derivative instruments executed with the same counterparty under a master netting arrangement, which provides the Company with the legal right of offset.

The notional amounts and fair values of derivatives were as follows as of the dates indicated:

	March 31, 2013			December 31, 2012
	Notional Amount	Asset Fair Value	Liability Fair Value	Notional Amount	Asset Fair Value	Liability Fair Value
Derivatives: Qualifying for hedge accounting(1)
Cash flow hedges:
Interest rate contracts	$937.5	$188.0	$—	$1,000.0	$215.4	$—
Fair value hedges:
Interest rate contracts	1,282.9	—	187.0	291.1	—	16.4
Derivatives: Non-qualifying for hedge accounting(1)
Interest rate contracts(2)	70,679.3	1,700.6	1,314.3	69,719.2	1,981.1	1,545.0
Foreign exchange contracts	1,811.9	16.1	84.8	1,985.8	11.3	95.0
Equity contracts	13,935.1	127.2	53.5	14,890.4	103.4	235.1
Credit contracts	3,086.0	45.1	31.0	3,106.0	63.3	52.7
Managed custody guarantees	N/A	—	—	N/A	—	—
Embedded derivatives:
Within fixed maturity investments	N/A	204.1	—	N/A	227.4	—
Within annuity products	N/A	—	3,268.3	N/A	—	3,571.7
Within reinsurance agreements	N/A	—	154.8	N/A	—	169.5
Total		$2,281.1	$5,093.7		$2,601.9	$5,685.4
(1) Open derivative contracts are reported as Derivatives assets or liabilities on the Condensed Consolidated Balance Sheets at fair value.
(2) As of March 31, 2013, includes a notional amount, asset fair value and liability fair value for interest rate caps of $6.5 billion, $52.9 and $10.5, respectively. As of December 31, 2012, includes a notional amount, asset fair value and liability fair value for interest rate caps of $4.5 billion, $17.7 and $0.6, respectively.
N/A - Not Applicable

The maximum length of time over which the Company is hedging its exposure to the variability in future cash flows for forecasted transactions is through the fourth quarter of 2016.

Although the Company has not elected to net its derivative exposures, the notional amounts and fair values of derivatives eligible for offset were as follows as of the dates indicated:

	March 31, 2013
	Notional Amount	Assets Fair Value	Liability Fair Value
Credit contracts	$3,086.0	$45.1	$31.0
Equity contracts	3,927.1	124.8	23.0
Foreign exchange contracts	1,811.9	16.1	84.8
Interest rate contracts	72,899.7	1,888.6	1,501.3
		$2,074.6	$1,640.1

Counterparty netting(1)		$(1,088.4)	$(1,088.4)
Cash collateral netting(2)		(579.9)	(62.3)
Securities collateral netting(2)		(163.2)	(383.8)
Net receivables/payables		$243.1	$105.6
(1) Represents the netting of receivable balances with payable balances for the same counterparty under enforceable netting agreements.
(2) Represents the netting of collateral received and posted on a counterparty basis under credit support agreements.

	December 31, 2012
	Notional Amount	Assets Fair Value	Liability Fair Value
Credit contracts	$3,106.0	$63.3	$52.7
Equity contracts	3,967.0	79.1	19.1
Foreign exchange contracts	1,985.8	11.3	95.0
Interest rate contracts	71,010.3	2,196.5	1,561.4
		$2,350.2	$1,728.2

Counterparty netting(1)		$(1,126.9)	$(1,126.9)
Cash collateral netting(2)		(943.4)	(85.7)
Securities collateral netting(2)		(68.6)	(395.6)
Net receivables/payables		$211.3	$120.0
(1) Represents the netting of receivable balances with payable balances for the same counterparty under enforceable netting agreements.
(2) Represents the netting of collateral received and posted on a counterparty basis under credit support agreements.

Collateral

Under the terms of the Company’s Over-The-Counter Derivative International Swaps and Derivatives Association, Inc. ("ISDA") agreements, the Company may receive from, or deliver to, counterparties, collateral to assure that all terms of the ISDA agreements will be met with regard to the Credit Support Annex ("CSA"). The terms of the CSA call for the Company to pay interest on any cash received equal to the Federal Funds rate. To the extent cash collateral is received and delivered, it is included in Payables under securities loan agreements, including collateral held and Short-term investments under securities loan agreements, including collateral delivered, respectively, on the Condensed Consolidated Balance Sheets and is reinvested in short-term investments. Collateral held is used in accordance with the CSA to satisfy any obligations. Investment grade bonds owned by the Company are the source of noncash collateral posted, which is reported in Securities pledged on the Condensed Consolidated Balance Sheets. As of March 31, 2013, the Company held $521.3 of net cash collateral related to derivative contracts. As of March 31, 2013, the Company delivered $24.2 and $11.8 of cash collateral related to derivative contracts and credit facilities, respectively. As of December 31, 2012, the Company held $890.3 of net cash collateral related to derivative contracts. As of December 31, 2012, the Company delivered $32.8 and $11.8 of cash collateral related to derivative contracts and credit facilities, respectively. In addition, as of March 31, 2013 and December 31, 2012, the Company delivered securities as collateral of $969.8 and $1.0 billion, respectively.

Net realized gains (losses) on derivatives were as follows for the periods indicated:

	Three Months Ended March 31,
	2013	2012
Derivatives: Qualifying for hedge accounting(1)
Cash flow hedges:
Interest rate contracts	$0.1	$—
Fair value hedges:
Interest rate contracts	1.3	(1.4)
Derivatives: Non-qualifying for hedge accounting(2)
Interest rate contracts	(256.0)	(445.5)
Foreign exchange contracts	87.1	(12.3)
Equity contracts	(939.1)	(1,228.8)
Credit contracts	6.9	19.6
Managed custody guarantees	—	1.0
Embedded derivatives:
Within fixed maturity investments(2)	(23.3)	(16.2)
Within annuity products(2)	346.3	429.1
Within reinsurance agreements(3)	14.7	1.0
Total	$(762.0)	$(1,253.5)
(1) Changes in value for effective fair value hedges are recorded in Other net realized capital gains (losses). Changes in fair value upon disposal for effective cash flow hedges are amortized through Net investment income and the ineffective portion is recorded in Other net realized capital gains (losses) in the Condensed Consolidated Statements of Operations. For the three months ended March 31, 2013 and 2012, ineffective amounts were immaterial.
(2) Changes in value are included in Other net realized capital gains (losses) in the Condensed Consolidated Statements of Operations.
(3) Changes in value are included in Policyholder benefits in the Condensed Consolidated Statements of Operations.

Credit Default Swaps

As of March 31, 2013, the fair values of credit default swaps of $45.1 and $31.0 were included in Derivatives assets and Derivatives liabilities, respectively, on the Condensed Consolidated Balance Sheets. As of December 31, 2012, the fair values of credit default swaps of $63.3 and $52.7 were included in Derivatives assets and Derivatives liabilities, respectively, on the Condensed Consolidated Balance Sheets. As of March 31, 2013 and December 31, 2012, the maximum potential future net exposure to the Company was $1.1 billion, net of purchased protection of $1.0 billion on credit default swaps.

Derivative Financial Instruments

The Company enters into the following types of derivatives:

Interest rate caps: The Company uses interest rate cap contracts to hedge the interest rate exposure arising from duration mismatches between assets and liabilities. Interest rate caps are also used to hedge interest rate exposure if rates rise above a specified level. Such increases in rates will require the Company to incur additional expenses. The future payout from the interest rate caps fund this increased exposure. The Company pays an upfront premium to purchase these caps. The Company utilizes these contracts in non-qualifying hedging relationships.

Interest rate swaps: Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and/or liabilities. Interest rate swaps are also used to hedge the interest rate risk associated with the value of assets it owns or in an anticipation of acquiring them. Using interest rate swaps, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest payments, calculated by reference to an agreed upon notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made to/from the counterparty at each due date. The Company utilizes these contracts in qualifying hedging relationships as well as non-qualifying hedging relationships.

Foreign exchange swaps: The Company uses foreign exchange or currency swaps to reduce the risk of change in the value, yield or cash flows associated with certain foreign denominated invested assets. Foreign exchange swaps represent contracts that require the exchange of foreign currency cash flows against U.S. dollar cash flows at regular periods, typically quarterly or semi-annually. The Company utilizes these contracts in non-qualifying hedging relationships.

Credit default swaps: Credit default swaps are used to reduce credit loss exposure with respect to certain assets that the Company owns, or to assume credit exposure on certain assets that the Company does not own. Payments are made to or received from the counterparty at specified intervals. In the event of a default on the underlying credit exposure, the Company will either receive a payment (purchased credit protection) or will be required to make a payment (sold credit protection) equal to the par minus recovery value of the swap contract. The Company utilizes these contracts in non-qualifying hedging relationships.

Total return swaps: The Company uses total return swaps as a hedge against a decrease in variable annuity account values, which are invested in certain indices. Using total return swaps, the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of assets or a market index and the LIBOR rate, calculated by reference to an agreed upon notional principal amount. No cash is exchanged at the onset of the contracts. Cash is paid and received over the life of the contract based upon the terms of the swaps. The Company utilizes these contracts in non-qualifying hedging relationships.

Currency forwards: The Company uses currency forward contracts to hedge policyholder liabilities associated with the variable annuity contracts which are linked to foreign indices. The currency fluctuations may result in a decrease in account values, which would increase the possibility of the Company incurring an expense for guaranteed benefits in excess of account values. The Company utilizes these contracts in non-qualifying hedging relationships.

Forwards: The Company uses forward contracts to hedge certain invested assets against movement in interest rates, particularly mortgage rates. The Company uses To Be Announced securities as an economic hedge against rate movements. The Company utilizes forward contracts in non-qualifying hedging relationships.

Futures: Futures contracts are used to hedge against a decrease in certain equity indices. Such decreases may result in a decrease in variable annuity account values which would increase the possibility of the Company incurring an expense for guaranteed benefits in excess of account values. The Company also uses futures contracts as a hedge against an increase in certain equity indices. Such increases may result in increased payments to the holders of the fixed index annuity contracts. The Company enters into exchange traded futures with regulated futures commissions that are members of the exchange. The Company also posts initial and variation margin with the exchange on a daily basis. The Company utilizes exchange-traded futures in non-qualifying hedging relationships.

Swaptions: A swaption is an option to enter into a swap with a forward starting effective date. The Company uses swaptions to hedge the interest rate exposure associated with the minimum crediting rate and book value guarantees embedded in the retirement products that the Company offers. Increases in interest rates will generate losses on assets that are backing such liabilities. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. Swaptions are also used to hedge against an increase in the interest rate benchmarked crediting strategies within Fixed Indexed Annuity ("FIA") contracts. Such increases may result in increased payments to contract holders of FIA contracts and the interest rate swaptions offset this increased exposure. The Company pays a premium when it purchases the swaption. The Company utilizes these contracts in non-qualifying hedging relationships.

Options: The Company uses put options to manage the equity, interest rate and equity volatility risk of the economic liabilities associated with certain variable annuity minimum guaranteed living benefits. The Company also uses call options to hedge against an increase in various equity indices. Such increases may result in increased payments to the holders of the FIA contracts. The Company pays an upfront premium to purchase these options. The Company utilizes these options in non-qualifying hedging relationships.

Variance swaps: The Company uses variance swaps to manage equity volatility risk on the economic liabilities associated with certain minimum guaranteed living benefits. An increase in the equity volatility results in a higher valuations of such liabilities. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on the changes in equity volatility over a defined period. The Company utilizes equity variance swaps in non-qualifying hedging relationships.

Managed custody guarantees ("MCG"): The Company issues certain credited rate guarantees on externally managed variable bond funds that represent stand-alone derivatives. The market value is partially determined by, among other things, levels of or changes in interest rates, prepayment rates and credit ratings/spreads.

Embedded derivatives: The Company also invests in certain fixed maturity instruments and has issued certain annuity products that contain embedded derivatives whose market value is at least partially determined by, among other things, levels of or changes in domestic and/or foreign interest rates (short-term or long-term), exchange rates, prepayment rates, equity rates, or credit ratings/spreads. In addition, the Company has entered into a coinsurance with a funds withheld arrangement which contains an embedded derivative whose fair value is based on the change in the fair value of the underlying assets held in trust. The embedded derivatives for certain fixed maturity instruments, certain annuity products and coinsurance with funds withheld arrangements are reported with the host contract in investments, in Future policy benefits or Funds held under reinsurance agreements, respectively, on the Consolidated Balance Sheets. Changes in the fair value of embedded derivatives within fixed maturity investments and within annuity products are recorded in Other net realized capital gains (losses) in the Consolidated Statements of Operations. Changes in fair value of embedded derivatives with reinsurance agreements are reported in Policyholder benefits in the Consolidated Statements of Operations.

The notional amounts and fair values of derivatives were as follows as of December 31, 2012 and 2011:

	2012			2011
	Notional Amount	Asset Fair Value	Liability Fair Value	Notional Amount	Asset Fair Value	Liability Fair Value
Derivatives: Qualifying for hedge accounting
Cash flow hedges:
Interest rate contracts	$1,000.0	$215.4	$—	$1,000.0	$174.0	$—
Fair value hedges:
Interest rate contracts	291.1	—	16.4	358.2	—	13.1
Derivatives: Non-qualifying for hedge accounting
Interest rate contracts(1)	69,719.2	1,981.1	1,545.0	63,993.8	2,227.6	1,548.7
Foreign exchange contracts	1,985.8	11.3	95.0	1,880.6	12.2	134.4
Equity contracts	14,890.4	103.4	235.1	15,797.4	69.1	28.3
Credit contracts	3,106.0	63.3	52.7	3,368.8	178.0	231.3
Managed custody guarantees	N/A	—	—	N/A	—	1.0
Embedded derivatives:
Within fixed maturity investments	N/A	227.4	—	N/A	243.1	—
Within annuity products	N/A	—	3,571.7	N/A	—	3,797.1
Within reinsurance agreements	N/A	—	169.5	N/A	—	137.2
Total		$2,601.9	$5,685.4		$2,904.0	$5,891.1
(1) As of December 31, 2012, includes a notional amount, asset fair value and liability fair value for interest rate caps of $4.5 billion, $17.7 and $0.6, respectively. As of December 31, 2011, includes a notional amount, asset fair value and liability fair value for interest rate caps of $8.8 billion, $40.0 and $3.5, respectively.
N/A - Not Applicable

The maximum length of time over which the Company is hedging its exposure to the variability in future cash flows for forecasted transactions is through the fourth quarter of 2016.

Net realized gains (losses) on derivatives were as follows for the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Derivatives: Qualifying for hedge accounting(1)
Cash flow hedges:
Interest rate contracts	$—	$—	$(0.3)
Fair value hedges:
Interest rate contracts	(10.0)	(57.2)	(4.8)
Derivatives: Non-qualifying for hedge accounting(2)
Interest rate contracts	51.5	1,041.8	(443.9)
Foreign exchange contracts	10.9	(2.4)	33.2
Equity contracts	(1,801.9)	(559.0)	(867.1)
Credit contracts	37.1	(4.6)	39.4
Managed custody guarantees	1.1	1.1	4.1
Embedded derivatives:
Within fixed maturity investments(2)	(15.7)	16.1	48.3
Within annuity products(2)	336.2	(1,946.2)	(76.7)
Within reinsurance agreements(3)	(32.2)	(68.1)	(42.6)
Total	$(1,423.0)	$(1,578.5)	$(1,310.4)

(1) Changes in value for effective fair value hedges are recorded in Other net realized capital gains (losses). Changes in fair value upon disposal for effective cash flow hedges are recorded in Other net realized capital gains (losses) in the Consolidated Statements of Operations. For the years ended December 31, 2012, 2011 and 2010, ineffective amounts were immaterial.
(2) Changes in value are included in Other net realized capital gains (losses) in the Consolidated Statements of Operations.
(3) Changes in value are included in Policyholder benefits in the Consolidated Statements of Operations.

Credit Default Swaps

The Company has entered into various credit default swaps. When credit default swaps are sold, the Company assumes credit exposure to certain assets that it does not own. Credit default swaps may also be purchased to reduce credit exposure in the Company’s portfolio. Credit default swaps involve a transfer of credit risk from one party to another in exchange for periodic payments. These instruments are typically written for a maturity period of five years and do not contain recourse provisions, which would enable the seller to recover from third parties. The Company has International Swaps and Derivatives Association, Inc. ("ISDA") agreements with each counterparty with which it conducts business and tracks the collateral positions for each counterparty. To the extent cash collateral is received, it is included in Payables under securities loan agreements, including collateral held, on the Consolidated Balance Sheets and is reinvested in short-term investments. Collateral held is used in accordance with the Credit Support Annex ("CSA") to satisfy any obligations. Investment grade bonds owned by the Company are the source of noncash collateral posted, which is reported in Securities pledged on the Consolidated Balance Sheets. In the event of a default on the underlying credit exposure, the Company will either receive an additional payment (purchased credit protection) or will be required to make an additional payment (sold credit protection) equal to par value minus recovery value of the swap contract. As of December 31, 2012, the fair value of credit default swaps of $63.3 and $52.7 was included in Derivatives assets and Derivatives liabilities, respectively, on the Consolidated Balance Sheets. As of December 31, 2011, the fair value of credit default swaps of $178.0 and $231.3 was included in Derivatives assets and Derivatives liabilities, respectively, on the Consolidated Balance Sheets. As of December 31, 2012 and 2011, the maximum potential future net exposure to the Company on credit default swaps, net of purchased protection of $1.0 billion in each year, were $1.1 billion and $1.3 billion, respectively.

Fair Value Measurements	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Fair Value Disclosures [Abstract]
Fair Value Measurements
Fair Value Measurements (excluding Consolidated Investment Entities)

Fair Value Measurement

The Company categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique, pursuant to the Fair Value Measurements and disclosures of the FASB ASC Topic 820. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in the Fair Value Measurements Note in the Consolidated Financial Statements included in the Company's Prospectus. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

When available, the estimated fair value of financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, including discounted cash flow methodologies, matrix pricing, or other similar techniques.

The following table presents the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis as of March 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Fixed maturities, including securities pledged:
U.S. Treasuries	$5,039.3	$718.2	$—	$5,757.5
U.S. government agencies and authorities	—	709.5	—	709.5
U.S. corporate, state and municipalities	—	37,520.9	556.8	38,077.7
Foreign(1)	—	16,002.7	107.3	16,110.0
Residential mortgage-backed securities	—	7,264.6	88.3	7,352.9
Commercial mortgage-backed securities	—	4,813.2	—	4,813.2
Other asset-backed securities	—	2,151.7	100.9	2,252.6
Total fixed maturities, including securities pledged	5,039.3	69,180.8	853.3	75,073.4
Equity securities, available-for-sale	217.4	5.5	59.4	282.3
Derivatives:
Interest rate contracts	5.5	1,883.1	—	1,888.6
Foreign exchange contracts	—	16.1	—	16.1
Equity contracts	2.4	59.3	65.5	127.2
Credit contracts	—	14.1	31.0	45.1
Cash and cash equivalents, short-term investments and short-term investments under securities loan agreements	6,602.0	41.3	—	6,643.3
Assets held in separate accounts	97,454.5	5,641.6	2.2	103,098.3
Total assets	$109,321.1	$76,841.8	$1,011.4	$187,174.3
Percentage of Level to total	58.4%	41.1%	0.5%	100.0%
Liabilities:
Derivatives:
Annuity product guarantees:
FIA	$—	$—	$1,561.7	$1,561.7
GMAB/GMWB/GMWBL(2)	—	—	1,628.6	1,628.6
Stabilizer and MCGs	—	—	78.0	78.0
Other derivatives:
Interest rate contracts	—	1,501.3	—	1,501.3
Foreign exchange contracts	—	84.8	—	84.8
Equity contracts	30.5	23.0	—	53.5
Credit contracts	—	—	31.0	31.0
Embedded derivative on reinsurance	—	154.8	—	154.8
Total liabilities	$30.5	$1,763.9	$3,299.3	$5,093.7
(1) Primarily U.S. dollar denominated.
(2) Guaranteed minimum accumulation benefits ("GMAB"), Guaranteed minimum withdrawal benefits ("GMWB") and Guaranteed minimum withdrawal benefits with life payouts ("GMWBL").

The following table presents the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Fixed maturities, including securities pledged:
U.S. Treasuries	$5,220.5	$663.2	$—	$5,883.7
U.S. government agencies and authorities	—	724.2	—	724.2
U.S. corporate, state and municipalities	—	36,992.5	524.2	37,516.7
Foreign(1)	—	15,880.3	104.2	15,984.5
Residential mortgage-backed securities	—	7,592.9	74.1	7,667.0
Commercial mortgage-backed securities	—	4,946.4	—	4,946.4
Other asset-backed securities	—	2,449.4	115.2	2,564.6
Total fixed maturities, including securities pledged	5,220.5	69,248.9	817.7	75,287.1
Equity securities, available-for-sale	264.2	20.1	55.8	340.1
Derivatives:
Interest rate contracts	—	2,196.5	—	2,196.5
Foreign exchange contracts	—	11.3	—	11.3
Equity contracts	24.3	55.9	23.2	103.4
Credit contracts	—	10.9	52.4	63.3
Cash and cash equivalents, short-term investments and short-term investments under securities loan agreements	8,365.4	76.6	—	8,442.0
Assets held in separate accounts	91,928.5	5,722.6	16.3	97,667.4
Total assets	$105,802.9	$77,342.8	$965.4	$184,111.1
Percentage of Level to total	57.5%	42.0%	0.5%	100.0%
Liabilities:
Derivatives:
Annuity product guarantees:
FIA	$—	$—	$1,434.3	$1,434.3
GMAB/GMWB/GMWBL	—	—	2,035.4	2,035.4
Stabilizer and MCGs	—	—	102.0	102.0
Other derivatives:
Interest rate contracts	1.6	1,559.8	—	1,561.4
Foreign exchange contracts	—	95.0	—	95.0
Equity contracts	216.0	19.1	—	235.1
Credit contracts	—	—	52.7	52.7
Embedded derivative on reinsurance	—	169.5	—	169.5
Total liabilities	$217.6	$1,843.4	$3,624.4	$5,685.4
(1) Primarily U.S. dollar denominated.

Valuation of Financial Assets and Liabilities at Fair Value

Certain assets and liabilities are measured at estimated fair value on the Company’s Condensed Consolidated Balance Sheets. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The exit price and the transaction (or entry) price will be the same at initial recognition in many circumstances. However, in certain cases, the transaction price may not represent fair value. The fair value of a liability is based on the amount that would be paid to transfer a liability to a third-party with an equal credit standing. Fair value is required to be a market-based measurement which is determined based on a hypothetical transaction at the measurement date, from a market participant’s perspective. The Company considers three broad valuation techniques when a quoted price is unavailable: (i) the market approach, (ii) the income approach and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given the instrument being measured and the availability of sufficient inputs. The Company prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available.

The Company utilizes a number of valuation methodologies to determine the fair values of its financial assets and liabilities in conformity with the concepts of "exit price" and the fair value hierarchy as prescribed in ASC Topic 820. Valuations are obtained from third-party commercial pricing services, brokers and industry-standard, vendor-provided software that models the value based on market observable inputs. The valuations obtained from third-party commercial pricing services are non-binding. The Company reviews the assumptions and inputs used by third-party commercial pricing services for each reporting period in order to determine an appropriate fair value hierarchy level. The documentation and analysis obtained from third-party commercial pricing services are reviewed by the Company, including in-depth validation procedures confirming the observability of inputs. The valuations are reviewed and validated monthly through the internal valuation committee price variance review, comparisons to internal pricing models, back testing to recent trades, or monitoring of trading volumes.

Transfers in and out of Level 1 and 2

There were no securities transferred between Level 1 and Level 2 for the three months ended March 31, 2013 and 2012. The Company's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

Level 3 Financial Instruments

The fair values of certain assets and liabilities are determined using prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement (i.e., Level 3 as defined by ASC Topic 820), including but not limited to liquidity spreads for investments within markets deemed not currently active. These valuations, whether derived internally or obtained from a third-party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability. In addition, the Company has determined, for certain financial instruments, an active market is such a significant input to determine fair value that the presence of an inactive market may lead to classification in Level 3. In light of the methodologies employed to obtain the fair values of financial assets and liabilities classified as Level 3, additional information is presented below.
The following table summarizes the change in fair value of the Company’s Level 3 assets and liabilities and transfers in and out of Level 3 for the three months ended March 31, 2013:

	Fair Value as of January 1	Total Realized/Unrealized Gains (Losses) Included in:		Purchases	Issuances	Sales	Settlements	Transfers in to Level 3(2)	Transfers out of Level 3(2)	Fair Value as of March 31	Change In Unrealized Gains (Losses) Included in Earnings(3)
		Net Income	OCI
Fixed maturities, including securities pledged:
U.S. corporate, state and municipalities	$524.2	$(0.1)	$2.2	$50.1	$—	$—	$(13.5)	$58.5	$(64.6)	$556.8	$(0.1)
Foreign	104.2	—	4.8	—	—	—	(1.7)	—	—	107.3	—
Residential mortgage-backed securities	74.1	(1.8)	—	16.0	—	—	(0.2)	0.2	—	88.3	(1.8)
Other asset-backed securities	115.2	5.9	(0.7)	—	—	—	(19.5)	0.3	(0.3)	100.9	3.7
Total fixed maturities including securities pledged	817.7	4.0	6.3	66.1	—	—	(34.9)	59.0	(64.9)	853.3	1.8
Equity securities, available-for-sale	55.8	(0.3)	1.8	2.0	—	(1.9)	—	51.8	(49.8)	59.4	—
Derivatives:
Product guarantees:
FIA(1)	(1,434.3)	(123.7)	—	—	(15.1)	—	11.4	—	—	(1,561.7)	—
GMAB/GMWB/GMWBL(1)	(2,035.4)	444.5	—	—	(37.8)	—	0.1	—	—	(1,628.6)	—
Stabilizer and MCGs(1)	(102.0)	25.5	—	(1.5)	—	—	—	—	—	(78.0)	—
Other derivatives, net	22.9	44.7	—	6.3	—	—	(8.4)	—	—	65.5	37.6
Assets held in separate accounts(4)	16.3	—	—	0.2	—	(6.6)	—	2.2	(9.9)	2.2	—
(1) All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure because it is impracticable to track realized and unrealized gains (losses) separately on a contract-by contract basis. These amounts are included in Other net realized gains (losses) in the Condensed Consolidated Statements of Operations.
(2) The Company's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.
(3) For financial instruments still held as of March 31, amounts are included in Net investment income and Total net realized capital gains (losses) in the Condensed Consolidated Statements of Operations.
(4) The investment income and realized gains (losses) and change in unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which result in a net zero impact on net income for the Company.
The following table summarizes the change in fair value of the Company’s Level 3 assets and liabilities and transfers in and out of Level 3 for the three months ended March 31, 2012:

	Fair Value as of January 1	Total Realized/Unrealized Gains (Losses) Included in:		Purchases	Issuances	Sales	Settlements	Transfers in to Level 3(2)	Transfers out of Level 3(2)	Fair Value as of March 31	Change In Unrealized Gains (Losses) Included in Earnings(3)
		Net Income	OCI
Fixed maturities, including securities pledged:
U.S. corporate, state and municipalities	$520.6	$—	$0.8	$0.5	$—	$—	$(22.3)	$70.7	$—	$570.3	$—
Foreign	160.6	1.8	(0.6)	—	—	(11.2)	(1.8)	—	(78.8)	70.0	—
Residential mortgage-backed securities	186.6	(1.8)	1.3	—	—	—	(1.2)	—	(91.7)	93.2	(0.3)
Other asset-backed securities	104.5	5.2	2.8	—	—	(4.5)	(0.4)	—	—	107.6	5.3
Total fixed maturities including securities pledged	972.3	5.2	4.3	0.5	—	(15.7)	(25.7)	70.7	(170.5)	841.1	5.0
Equity securities, available-for-sale	67.6	—	(0.3)	5.0	—	(5.6)	—	—	—	66.7	(0.3)
Derivatives:
Product guarantees:
FIA(1)	(1,304.9)	(188.6)	—	—	(28.6)	—	29.9	—	—	(1,492.2)	—
GMAB/GMWB/GMWBL(1)	(2,272.2)	468.1	—	—	(38.0)	—	0.1	—	—	(1,842.0)	—
Stabilizer and MCGs(1)	(221.0)	150.6	—	(1.6)	—	—	—	—	—	(72.0)	—
Other derivatives, net	(24.8)	11.3	—	5.8	—	—	43.1	—	(5.4)	30.0	15.6
Assets held in separate accounts(4)	16.1	0.3	—	14.8	—	(8.3)	—	0.2	—	23.1	0.4
(1) All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure because it is impracticable to track realized and unrealized gains (losses) separately on a contract-by contract basis. These amounts are included in Other net realized gains (losses) in the Condensed Consolidated Statements of Operations.
(2) The Company's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.
(3) For financial instruments still held as of March 31, amounts are included in Net investment income and Total net realized capital gains (losses) in the Condensed Consolidated Statements of Operations.
(4) The investment income and realized gains (losses) and change in unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which result in a net zero impact on net income for the Company.
For the three months ended March 31, 2013 and 2012, the transfers in and out of Level 3 for fixed maturities and separate accounts as well as equity securities for the three months ended March 31, 2013, were due to the variation in inputs relied upon for valuation each quarter. Securities that are primarily valued using independent broker quotes when prices are not available from one of the commercial pricing services are reflected as transfers into Level 3. When securities are valued using more widely available information, the securities are transferred out of Level 3 and into Level 1 or 2, as appropriate.

The fair value of certain options and swap contracts were valued using observable inputs, and such options and swap contracts were transferred from Level 3 to Level 2 for the three months ended March 31, 2012.

Significant Unobservable Inputs

Quantitative information about the significant unobservable inputs used in the Company's Level 3 fair value measurements of its annuity product guarantees is presented in the following sections and table.

The Company's Level 3 fair value measurements of its fixed maturities, equity securities available-for-sale and equity and credit derivative contracts are primarily based on broker quotes for which the quantitative detail of the unobservable inputs is neither provided nor reasonably corroborated, thus negating the ability to perform a sensitivity analysis. The Company performs a review of broker quotes by performing a monthly price variance comparison and back tests broker quotes to recent trade prices.

Significant unobservable inputs used in the fair value measurements of GMABs, GMWBs and GMWBLs include long-term equity implied volatility, correlations between the rate of return on policyholder funds and between interest rates and equity returns, nonperformance risk, mortality and policyholder behavior assumptions, such as benefit utilization, lapses and partial withdrawals.

Significant unobservable inputs used in the fair value measurements of FIAs include nonperformance risk and lapses. Such inputs are monitored quarterly.

The significant unobservable inputs used in the fair value measurement of the Stabilizer embedded derivatives and MCG derivative are interest rate implied volatility, nonperformance risk, lapses and policyholder deposits. Such inputs are monitored quarterly.

Following is a description of selected inputs:

Equity / Interest Rate Volatility: A term-structure model is used to approximate implied volatility for the equity indices for GMAB, GMWB and GMWBL fair value measurements and swap rates for the Stabilizer and MCG fair value measurements. Where no implied volatility is readily available in the market, an alternative approach is applied based on historical volatility.

Correlations: Integrated interest rate and equity scenarios are used in GMAB, GMWB and GMWBL fair value measurements to better reflect market interest rates and interest rate volatility correlations between equity and fixed income fund groups and between equity fund groups and interest rates. The correlations are based on historical fund returns and swap rates from external sources.

Nonperformance Risk: For the estimate of the fair value of embedded derivatives associated with our product guarantees, the Company uses a blend of observable, similarly rated peer company credit default swap spreads, adjusted to reflect the credit quality of the individual insurance subsidiary that issued the guarantee and the priority of policyholder claims.

Actuarial Assumptions: Management regularly reviews actuarial assumptions, which are based on the Company's experience and periodically reviewed against industry standards. Industry standards and Company experience may be limited on certain products.

The following table presents the unobservable inputs for Level 3 fair value measurements as of March 31, 2013:

	Range(1)
Unobservable Input	GMWB / GMWBL		GMAB		FIA		Stabilizer / MCG
Long-term equity implied volatility	15% to 25%		15% to 25%		-		-
Interest rate implied volatility	-		-		-		0% to 3.3%
Correlations between:
Equity Funds	50% to 98%		50% to 98%		-		-
Equity and Fixed Income Funds	-20% to 44%		-20% to 44%		-		-
Interest Rates and Equity Funds	-30% to -16%		-30% to -16%		-		-
Nonperformance risk	0.01% to 1.3%		0.01% to 1.3%		0.01% to 1.3%		0.01% to 1.3%
Actuarial Assumptions:
Benefit Utilization	85% to 100%	(2)	-		-		-
Partial Withdrawals	0% to 10%		0% to 10%		-		-
Lapses	0.08% to 32%	(3)	0.08% to 31%	(3)	0% to 10%	(3)	0% to 55%	(4)
Policyholder Deposits(5)	-		-		-		0% to 60%	(4)
Mortality	-	(6)	-	(6)	-		-

(1)	Represents the range of reasonable assumptions that management has used in its fair value calculations.
(2) Those policyholders who have elected systematic withdrawals are assumed to continue taking withdrawals. As a percent of account value, 26% are taking systematic withdrawals. Of those policyholders who are not taking withdrawals, we assume that 85% will begin systematic withdrawals after a delay period. The utilization function varies by policyholder age and policy duration. Interactions with lapse and mortality also affect utilization. The utilization rate for GMWB and GMWBL tends to be lower for younger contract owners and contracts that have not reached their maximum accumulated GMWB and GMWBL benefit amount. There is also a lower utilization rate, though indirectly, for contracts that are less “in the money” (i.e., where the notional benefit amount is in excess of the account value) due to higher lapses. Conversely, the utilization rate tends to be higher for contract owners near or beyond retirement age and contracts that have accumulated their maximum GMWB or GMWBL benefit amount. There is also a higher utilization rate, though indirectly, for contracts which are highly “in the money”. The chart below provides the GMWBL account value by current age group and average expected delay times from the associated attained age group as of March 31, 2013 (account value amounts are in $ billions).

	Account Values
Attained Age Group	In the Money	Out of the Money	Total	Average Expected Delay (Years)
< 60	$3.0	$0.8	$3.8	5.5
60-69	6.3	1.3	7.6	1.8
70+	4.1	0.6	4.7	0.1
	$13.4	$2.7	$16.1	2.6

(3)
Lapse rates tend to be lower during the contractual surrender charge period and higher after the surrender charge period ends; the highest lapse rates occur in the year immediately after the end of the surrender charge period. We make dynamic adjustments to lower the lapse rates for contracts that are more “in the money.” The table below shows an analysis of policy account values according to whether they are in or out of the surrender charge period and to whether they are "in the money" or "out of the money" as of March 31, 2013 (account value amounts are in $ billions).

		GMAB		GMWB/GMWBL
	Moneyness	Account Value	Lapse Range	Account Value	Lapse Range
During Surrender Charge Period
	In the Money**	$—	0.08% to 8.2%	$7.0	0.08% to 5.8%
	Out of the Money	—	0.41% to 12%	2.2	0.35% to 12%
After Surrender Charge Period
	In the Money**	—	2.4% to 22%	6.5	1.5% to 17%
	Out of the Money	0.1	12% to 31%	1.2	3.2% to 32%
** The low end of the range corresponds to policies that are highly "in the money." The high end of the range corresponds to the policies that are close to zero in terms of "in the moneyness."

(4)	Stabilizer contracts with recordkeeping agreements have a different range of lapse and policyholder deposit assumptions from Stabilizer (Investment only) and MCG contracts as shown below:

	Percentage of Plans	Overall Range of Lapse Rates	Range of Lapse Rates for 85% of Plans	Overall Range of Policyholder Deposits	Range of Policyholder Deposits for 85% of Plans
Stabilizer (Investment Only) and MCG Contracts	87%	0-30%	0-15%	0-55%	0-20%
Stabilizer with Recordkeeping Agreements	13%	0-55%	0-25%	0-60%	0-30%
Aggregate of all plans	100%	0-55%	0-25%	0-60%	0-30%

(5)	Measured as a percentage of assets under management or assets under administration.

(6)	The mortality rate is based on the Annuity 2000 Basic table with mortality improvements.

The following table presents the unobservable inputs for Level 3 fair value measurements as of December 31, 2012:

	Range(1)
Unobservable Input	GMWB / GMWBL		GMAB		FIA		Stabilizer / MCG
Long-term equity implied volatility	15% to 25%		15% to 25%		—		—
Interest rate implied volatility	—		—		—		0% to 4.0%
Correlations between:
Equity Funds	50% to 98%		50% to 98%		—		—
Equity and Fixed Income Funds	-20% to 44%		-20% to 44%		—		—
Interest Rates and Equity Funds	-25% to -16%		-25% to -16%		—		—
Nonperformance risk	0.10% to 1.3%		0.10% to 1.3%		0.10% to 1.3%		0.10% to 1.3%
Actuarial Assumptions:
Benefit Utilization	85% to 100%	(2)	—		—		—
Partial Withdrawals	0% to 10%		0% to 10%		—		—
Lapses	0.08% to 32%	(3)	0.08% to 31%	(3)	0% to 10%	(3)	0% to 55%	(4)
Policyholder Deposits(5)	—		—		—		0% to 60%	(4)
Mortality	—	(6)	—	(6)	—		—

(1)	Represents the range of reasonable assumptions that management has used in its fair value calculations.
(2) Those policyholders who have elected systematic withdrawals are assumed to continue taking withdrawals. As a percent of account value, 26% are taking systematic withdrawals. Of those policyholders who are not taking withdrawals, we assume that 85% will begin systematic withdrawals after a delay period. The utilization function varies by policyholder age and policy duration. Interactions with lapse and mortality also affect utilization. The utilization rate for GMWB and GMWBL tends to be lower for younger contract owners and contracts that have not reached their maximum accumulated GMWB and GMWBL benefit amount. There is also a lower utilization rate, though indirectly, for contracts that are less “in the money” (i.e., where the notional benefit amount is in excess of the account value) due to higher lapses. Conversely, the utilization rate tends to be higher for contract owners near or beyond retirement age and contracts that have accumulated their maximum GMWB or GMWBL benefit amount. There is also a higher utilization rate, though indirectly, for contracts which are highly “in the money”. The chart below provides the GMWBL account value by current age group and average expected delay times from the associated attained age group as of December 31, 2012 (account value amounts are in $ billions).

	Account Values
Attained Age Group	In the Money	Out of the Money	Total	Average Expected Delay (Years)
< 60	$3.5	$0.3	$3.8	5.5
60-69	7.0	0.4	7.4	1.9
70+	4.3	0.1	4.4	0.2
	$14.8	$0.8	$15.6	2.8

(3)
Lapse rates tend to be lower during the contractual surrender charge period and higher after the surrender charge period ends; the highest lapse rates occur in the year immediately after the end of the surrender charge period. We make dynamic adjustments to lower the lapse rates for contracts that are more “in the money.” The table below shows an analysis of policy account values according to whether they are in or out of the surrender charge period and to whether they are "in the money" or "out of the money" as of December 31, 2012 (account value amounts are in $ billions).

		GMAB		GMWB/GMWBL
	Moneyness	Account Value	Lapse Range	Account Value	Lapse Range
During Surrender Charge Period
	In the Money**	$—	0.08% to 8.2%	8.8	0.08% to 5.8%
	Out of the Money	—	0.41% to 12%	0.9	0.35% to 12%
After Surrender Charge Period
	In the Money**	—	2.4% to 22%	6.2	1.5% to 17%
	Out of the Money	0.1	12% to 31%	0.6	3.2% to 32%
** The low end of the range corresponds to policies that are highly "in the money." The high end of the range corresponds to the policies that are close to zero in terms of "in the moneyness."

(4)	Stabilizer contracts with recordkeeping agreements have a different range of lapse and policyholder deposit assumptions from Stabilizer (Investment only) and MCG contracts as shown below:

	Percentage of Plans	Overall Range of Lapse Rates	Range of Lapse Rates for 85% of Plans	Overall Range of Policyholder Deposits	Range of Policyholder Deposits for 85% of Plans
Stabilizer (Investment Only) and MCG Contracts	87%	0-30%	0-15%	0-55%	0-20%
Stabilizer with Recordkeeping Agreements	13%	0-55%	0-25%	0-60%	0-30%
Aggregate of all plans	100%	0-55%	0-25%	0-60%	0-30%

(5)	Measured as a percentage of assets under management or assets under administration.

(6)	The mortality rate is based on the Annuity 2000 Basic table with mortality improvements.

Generally, the following will cause an increase (decrease) in the GMAB, GMWB and GMWBL embedded derivative fair value liabilities:

•	An increase (decrease) in long-term equity implied volatility

•	An increase (decrease) in equity-interest rate correlations

•	A decrease (increase) in nonperformance risk

•	A decrease (increase) in mortality

•	An increase (decrease) in benefit utilization

•	A decrease (increase) in lapses

Changes in fund correlations may increase or decrease the fair value depending on the direction of the movement and the mix of funds. Changes in partial withdrawals may increase or decrease the fair value depending on the timing and magnitude of withdrawals.

Generally, the following will cause an increase (decrease) in the FIA embedded derivative fair value liability:

•	A decrease (increase) in nonperformance risk

•	A decrease (increase) in lapses

Generally, the following will cause an increase (decrease) in the derivative and embedded derivative fair value liabilities related to Stabilizer and MCG contracts:

•	An increase (decrease) in interest rate volatility

•	A decrease (increase) in nonperformance risk

•	A decrease (increase) in lapses

•	A decrease (increase) in policyholder deposits

The Company notes the following interrelationships:

•
Higher long-term equity implied volatility is often correlated with lower equity returns, which will result in higher in-the-moneyness, which in turn, results in lower lapses due to the dynamic lapse component reducing the lapses. This increases the projected number of policies that are available to use the GMWBL benefit and may also increase the fair value of the GMWBL.

•	Generally, an increase (decrease) in benefit utilization will decrease (increase) lapses for GMWB and GMWBL.

•	Generally, an increase (decrease) in interest rate volatility will increase (decrease) lapses of Stabilizer and MCG contracts due to dynamic participant behavior.

Fair Value Measurements (excluding Consolidated Investment Entities)

Fair Value Measurement

The Company categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. Financial assets and liabilities recorded at fair value on the Consolidated Balance Sheets are categorized as follows:

•
Level 1 - Unadjusted quoted prices for identical assets or liabilities in an active market. The Company defines an active market as a market in which transactions take place with sufficient frequency and volume to provide pricing information on an ongoing basis.

•
Level 2 - Quoted prices in markets that are not active or valuation techniques that require inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets;
b) Quoted prices for identical or similar assets or liabilities in non-active markets;
c) Inputs other than quoted market prices that are observable; and
d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•
Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These valuations, whether derived internally or obtained from a third party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability.

When available, the estimated fair value of financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, including discounted cash flow methodologies, matrix pricing, or other similar techniques.
The following table presents the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2012:

	2012
	Level 1	Level 2	Level 3	Total
Assets:
Fixed maturities, including securities pledged:
U.S. Treasuries	$5,220.5	$663.2	$—	$5,883.7
U.S. government agencies and authorities	—	724.2	—	724.2
U.S. corporate, state and municipalities	—	36,992.5	524.2	37,516.7
Foreign(1)	—	15,880.3	104.2	15,984.5
Residential mortgage-backed securities	—	7,592.9	74.1	7,667.0
Commercial mortgage-backed securities	—	4,946.4	—	4,946.4
Other asset-backed securities	—	2,449.4	115.2	2,564.6
Total fixed maturities, including securities pledged	5,220.5	69,248.9	817.7	75,287.1
Equity securities, available-for-sale	264.2	20.1	55.8	340.1
Derivatives:
Interest rate contracts	—	2,196.5	—	2,196.5
Foreign exchange contracts	—	11.3	—	11.3
Equity contracts	24.3	55.9	23.2	103.4
Credit contracts	—	10.9	52.4	63.3
Cash and cash equivalents, short-term investments and short-term investments under securities loan agreements	8,365.4	76.6	—	8,442.0
Assets held in separate accounts	91,928.5	5,722.6	16.3	97,667.4
Total assets	$105,802.9	$77,342.8	$965.4	$184,111.1
Percentage of Level to total	57.5%	42.0%	0.5%	100.0%
Liabilities:
Derivatives:
Annuity product guarantees:
FIA	$—	$—	$1,434.3	$1,434.3
GMAB/GMWB/GMWBL(2)	—	—	2,035.4	2,035.4
Stabilizer and MCGs	—	—	102.0	102.0
Other derivatives:
Interest rate contracts	1.6	1,559.8	—	1,561.4
Foreign exchange contracts	—	95.0	—	95.0
Equity contracts	216.0	19.1	—	235.1
Credit contracts	—	—	52.7	52.7
Embedded derivative on reinsurance	—	169.5	—	169.5
Total liabilities	$217.6	$1,843.4	$3,624.4	$5,685.4
(1) Primarily U.S. dollar denominated.
(2) Guaranteed minimum accumulation benefits ("GMAB"), Guaranteed minimum withdrawal benefits ("GMWB") and Guaranteed minimum withdrawal benefits with life payouts ("GMWBL").

The following table presents the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2011:

	2011
	Level 1	Level 2	Level 3	Total
Assets:
Fixed maturities, including securities pledged:
U.S. Treasuries	$5,342.1	$630.4	$—	$5,972.5
U.S. government agencies and authorities	—	727.8	—	727.8
U.S. corporate, state and municipalities	—	33,346.4	520.6	33,867.0
Foreign(1)	—	14,906.8	160.6	15,067.4
Residential mortgage-backed securities	—	8,861.5	186.6	9,048.1
Commercial mortgage-backed securities	—	5,485.4	—	5,485.4
Other asset-backed securities	—	2,396.7	104.5	2,501.2
Total fixed maturities, including securities pledged	5,342.1	66,355.0	972.3	72,669.4
Equity securities, available-for-sale	274.6	11.6	67.6	353.8
Derivatives:
Interest rate contracts	18.1	2,383.5	—	2,401.6
Foreign exchange contracts	—	12.2	—	12.2
Equity contracts	26.8	—	42.3	69.1
Credit contracts	—	6.0	172.0	178.0
Cash and cash equivalents, short-term investments and short-term investments under securities loan agreements	5,125.4	161.2	—	5,286.6
Assets held in separate accounts	83,976.1	4,722.3	16.1	88,714.5
Total assets	$94,763.1	$73,651.8	$1,270.3	$169,685.2
Percentage of Level to total	55.9%	43.4%	0.7%	100.0%
Liabilities:
Derivatives:
Annuity product guarantees:
FIA	$—	$—	$1,304.9	$1,304.9
GMAB/GMWB/GMWBL(2)	—	—	2,272.2	2,272.2
Stabilizer and MCGs	—	—	221.0	221.0
Other derivatives:
Interest rate contracts	—	1,561.8	—	1,561.8
Foreign exchange contracts	—	134.4	—	134.4
Equity contracts	3.3	—	25.0	28.3
Credit contracts	—	17.2	214.1	231.3
Embedded derivative on reinsurance	—	137.2	—	137.2
Total liabilities	$3.3	$1,850.6	$4,037.2	$5,891.1
(1) Primarily U.S. dollar denominated.
(2) Guaranteed minimum accumulation benefits ("GMAB"), Guaranteed minimum withdrawal benefits ("GMWB") and Guaranteed minimum withdrawal benefits with life payouts ("GMWBL").

Valuation of Financial Assets and Liabilities at Fair Value

Certain assets and liabilities are measured at estimated fair value on the Company’s Consolidated Balance Sheets. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The exit price and the transaction (or entry) price will be the same at initial recognition in many circumstances. However, in certain cases, the transaction price may not represent fair value. The fair value of a liability is based on the amount that would be paid to transfer a liability to a third-party with an equal credit standing. Fair value is required to be a market-based measurement which is determined based on a hypothetical transaction at the measurement date, from a market participant’s perspective. The Company considers three broad valuation techniques when a quoted price is unavailable: (i) the market approach, (ii) the income approach and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given the instrument being measured and the availability of sufficient inputs. The Company prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available.

The Company utilizes a number of valuation methodologies to determine the fair values of its financial assets and liabilities in conformity with the concepts of "exit price" and the fair value hierarchy as prescribed in ASC Topic 820. Valuations are obtained from third-party commercial pricing services, brokers and industry-standard, vendor-provided software that models the value based on market observable inputs. The valuations obtained from third-party commercial pricing services are non-binding. The Company reviews the assumptions and inputs used by third-party commercial pricing services for each reporting period in order to determine an appropriate fair value hierarchy level. The documentation and analysis obtained from third-party commercial pricing services are reviewed by the Company, including in-depth validation procedures confirming the observability of inputs. The valuations are reviewed and validated monthly through the internal valuation committee price variance review, comparisons to internal pricing models, back testing to recent trades, or monitoring of trading volumes.

The following valuation methods and assumptions were used by the Company in estimating the reported values for the investments and derivatives described below:

Fixed maturities: The fair values for the actively traded marketable bonds are determined based upon the quoted market prices and are classified as Level 1 assets. Assets in this category would primarily include certain U.S. Treasury securities. The fair values for marketable bonds without an active market are obtained through several commercial pricing services, which provide the estimated fair values and are classified as Level 2 assets. These services incorporate a variety of market observable information in their valuation techniques, including benchmark yields, broker-dealer quotes, credit quality, issuer spreads, bids, offers and other reference data. This category includes U.S. and foreign corporate bonds, ABS, U.S. agency and government guaranteed securities, CMBS and RMBS, including certain CMO assets.

Generally, the Company does not obtain more than one vendor price from pricing services per instrument. The Company uses a hierarchy process in which prices are obtained from a primary vendor and, if that vendor is unable to provide the price, the next vendor in the hierarchy is contacted until a price is obtained or it is determined that a price cannot be obtained from a commercial pricing service. When a price cannot be obtained from a commercial pricing service, independent broker quotes are solicited. Securities priced using independent broker quotes are classified as Level 3.

Broker quotes and prices obtained from pricing services are reviewed and validated through an internal valuation committee price variance review, comparisons to internal pricing models, back testing to recent trades, or monitoring of trading volumes. As of December 31, 2012, $580.4 and $60.4 billion of a total fair value of $75.3 billion in fixed maturities, including securities pledged, were valued using unadjusted broker quotes and unadjusted prices obtained from pricing services, respectively, and verified through the review process. The remaining balance in fixed maturities consisted primarily of privately placed bonds valued using a matrix-based pricing. As of December 31, 2011, $557.7 and $58.3 billion of a total fair value of $72.7 billion in fixed maturities, including securities pledged, were valued using unadjusted broker quotes and unadjusted prices obtained from pricing services, respectively, and verified through the review process. The remaining balance in fixed maturities consisted primarily of privately placed bonds valued using a matrix-based pricing.

All prices and broker quotes obtained go through the review process described above including valuations for which only one broker quote is obtained. After review, for those instruments where the price is determined to be appropriate, the unadjusted price provided is used for financial statement valuation. If it is determined that the price is questionable, another price may be requested from a different vendor. The internal valuation committee then reviews all prices for the instrument again, along with information from the review, to determine which price best represents "exit price" for the instrument.

Fair values of privately placed bonds are determined primarily using a matrix-based pricing model and are generally classified as Level 2 assets. The model considers the current level of risk-free interest rates, current corporate spreads, the credit quality of the issuer and cash flow characteristics of the security. Also considered are factors such as the net worth of the borrower, the value of collateral, the capital structure of the borrower, the presence of guarantees and the Company’s evaluation of the borrower’s ability to compete in its relevant market. Using this data, the model generates estimated market values which the Company considers reflective of the fair value of each privately placed bond.

Equity securities, available-for-sale: Fair values of publicly traded equity securities are based upon quoted market price and are classified as Level 1 assets. Other equity securities, typically private equities or equity securities not traded on an exchange, are valued by other sources such as analytics or brokers and are classified as Level 2 or Level 3 assets.

Derivatives: Derivatives are carried at fair value, which is determined using the Company’s derivative accounting system in conjunction with observable key financial data from third-party sources, such as yield curves, exchange rates, S&P 500 Index prices, London Interbank Offered Rates ("LIBOR") and Overnight Index Swap ("OIS") rates. In June 2012, the Company began using OIS rather than LIBOR for valuations of collateralized interest rate derivatives, which are obtained from third-party sources. For those derivatives that are unable to be valued by the accounting system, the Company typically utilizes values established by third-party brokers. Counterparty credit risk is considered and incorporated in the Company’s valuation process through counterparty credit rating requirements and monitoring of overall exposure. It is the Company’s policy to transact only with investment grade counterparties with a credit rating of A- or better. The Company’s nonperformance risk is also considered and incorporated in the Company’s valuation process. Valuations for the Company’s futures and interest rate forward contracts are based on unadjusted quoted prices from an active exchange and, therefore, are classified as Level 1. The Company also has certain credit default swaps and options that are priced using models that primarily use market observable inputs, but contain inputs that are not observable to market participants, which have been classified as Level 3. However, all other derivative instruments are valued based on market observable inputs and are classified as Level 2.

The Company has entered into a number of options as hedges on its FIA liabilities. The maximum exposure is the current value of the option. The payoff of these contracts depends on market conditions during the lifetime of the option. The fair value measurement of options is highly sensitive to implied equity and interest rate volatility and the market reflects a considerable variance in broker quotes. The Company uses a third-party vendor to determine the market value of these options.

Cash and cash equivalents, Short-term investments and Short-term investments under securities loan agreement: The carrying amounts for cash reflect the assets’ fair values. The fair values for cash equivalents and most short-term investments are determined based on quoted market prices. These assets are classified as Level 1. Other short-term investments are valued and classified in the fair value hierarchy consistent with the policies described herein, depending on investment type.

Assets held in separate accounts: Assets held in separate accounts are reported at the quoted fair values of the underlying investments in the separate accounts. The underlying investments include mutual funds, short-term investments and cash, the valuations of which are based upon a quoted market price and are included in Level 1. Fixed maturity valuations are obtained from third-party commercial pricing services and brokers and are classified in the fair value hierarchy consistent with the policy described above for fixed maturities.

Product guarantees: The Company records reserves for annuity contracts containing GMAB, GMWB and GMWBL riders. The guarantee is an embedded derivative and is required to be accounted for separately from the host variable annuity contract. The fair value of the obligation is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced by using stochastic techniques under a variety of market return scenarios and other market implied assumptions. These derivatives are classified as Level 3 liabilities in the fair value hierarchy.

The Company records an embedded derivative liability for its FIA contracts for interest payments to contract holders above the minimum guaranteed interest rate. The guarantee is treated as an embedded derivative and is required to be accounted for separately from the host contract. The fair value of the obligation is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced by market implied assumptions. These derivatives are classified as Level 3 liabilities in the fair value hierarchy.

The Company records reserves for Stabilizer and MCG contracts containing guaranteed credited rates in accordance with U.S. GAAP for derivative instruments and hedging activities. The guarantee is treated as an embedded derivative or a stand-alone derivative (depending on the underlying product) and is required to be reported at fair value. The estimated fair value is determined based on the present value of projected future claims, minus the present value of future guaranteed premiums. At inception of the contract, the Company projects a guaranteed premium to be equal to the present value of the projected future claims. The income associated with the contracts is projected using relevant actuarial and capital market assumptions, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced by using stochastic techniques under a variety of risk neutral scenarios and other market implied assumptions. These derivatives are classified as Level 3 liabilities.

The discount rate used to determine the fair value of the Company's GMAB, GMWB, GMWBL, FIA, and Stabilizer embedded derivative liabilities and the stand-alone derivative for MCG includes an adjustment to reflect the risk that these obligations will not be fulfilled (“nonperformance risk”). Through June 30, 2012, nonperformance risk was based on the credit default swap spreads of ING V with similar term to maturity and priority of payment. The ING V credit default spread was applied to the risk-free swap curve in the Company's valuation models for these products and guarantees. As a result of the availability of ING U.S., Inc.'s market observable data following the issuance of the $850.0 in 5.5% unsecured Senior Notes due 2022 (the "2022 Notes") in the third quarter of 2012, the Company changed its estimate of nonperformance risk to incorporate a blend of observable, similarly rated peer company credit default swap spreads, adjusted to reflect the credit quality of the individual insurance subsidiary that issued the guarantee as well as an adjustment to reflect the priority of policyholder claims.

The Company's valuation actuaries are responsible for the policies and procedures for valuing the embedded derivatives, reflecting the capital markets and actuarial valuation inputs and nonperformance risk in the estimate of the fair value of the embedded derivatives. The actuarial and capital market assumptions for each liability are approved by each product's Chief Risk Officer ("CRO"), including an independent annual review by the U.S. CRO. Models used to value the embedded derivatives must comply with the Company's governance policies.

Quarterly, an attribution analysis is performed to quantify changes in fair value measurements and a sensitivity analysis is used to analyze the changes. The changes in fair value measurements are also compared to corresponding movements in the hedge target to assess the validity of the attributions. The results of the attribution analysis are reviewed by the valuation actuaries, responsible CFOs, Controllers, CROs and/or others as nominated by management.

Embedded derivative on reinsurance: The carrying value of the embedded derivative is estimated based upon the change in the fair value of the assets supporting the funds withheld payable under reinsurance agreements between the Company and Hannover Re (Ireland) Plc. As the fair value of the assets held in trust is based on a quoted market price (Level 1), the fair value of the embedded derivative is based on market observable inputs and is classified as Level 2.

Transfers in and out of Level 1 and 2

There were no securities transferred between Level 1 and Level 2 for the years ended December 31, 2012 and 2011. The Company's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

Level 3 Financial Instruments

The fair values of certain assets and liabilities are determined using prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement (i.e., Level 3 as defined by ASC Topic 820), including but not limited to liquidity spreads for investments within markets deemed not currently active. These valuations, whether derived internally or obtained from a third-party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability. In addition, the Company has determined, for certain financial instruments, an active market is such a significant input to determine fair value that the presence of an inactive market may lead to classification in Level 3. In light of the methodologies employed to obtain the fair values of financial assets and liabilities classified as Level 3, additional information is presented below.
The following table summarizes the change in fair value of the Company’s Level 3 assets and liabilities and transfers in and out of Level 3 for the year ended December 31, 2012:

	2012
	Fair Value as of January 1	Total Realized/Unrealized Gains (Losses) Included in:		Purchases	Issuances	Sales	Settlements	Transfers in to Level 3(2)	Transfers out of Level 3(2)	Fair Value as of December 31	Change In Unrealized Gains (Losses) Included in Earnings(3)
		Net Income	OCI
Fixed maturities, including securities pledged:
U.S. corporate, state and municipalities	$520.6	$0.7	$(7.8)	$0.5	$—	$(3.1)	$(93.1)	$142.7	$(36.3)	$524.2	$0.4
Foreign	160.6	1.8	(12.4)	—	—	(11.5)	(28.8)	79.4	(84.9)	104.2	—
Residential mortgage-backed securities	186.6	4.0	5.7	2.4	—	(30.8)	(1.2)	0.4	(93.0)	74.1	(3.6)
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—
Other asset-backed securities	104.5	15.6	4.3	—	—	(32.8)	(3.2)	27.9	(1.1)	115.2	6.2
Total fixed maturities including securities pledged	972.3	22.1	(10.2)	2.9	—	(78.2)	(126.3)	250.4	(215.3)	817.7	3.0
Equity securities, available-for-sale	67.6	(0.5)	(1.2)	5.0	—	(8.3)	—	2.4	(9.2)	55.8	(0.5)
Derivatives:
Product guarantees:
Fixed indexed annuities(1)	(1,304.9)	(177.5)	—	—	(94.5)	—	142.6	—	—	(1,434.3)	—
Guaranteed minimum withdrawal and accumulation benefits and GMWBL(1)	(2,272.2)	390.3	—	—	(154.1)	—	0.6	—	—	(2,035.4)	—
Stabilizer and MCGs(1)	(221.0)	124.5	—	(5.5)	—	—	—	—	—	(102.0)	—
Other derivatives, net	(24.8)	4.2	—	23.9	—	—	25.0	—	(5.4)	22.9	(2.6)
Assets held in separate accounts(4)	16.1	0.3	—	16.3	—	(8.3)	—	—	(8.1)	16.3	0.6
(1) All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure because it is impracticable to track realized and unrealized gains (losses) separately on a contract-by contract basis. These amounts are included in Other net realized gains (losses) in the Consolidated Statements of Operations.
(2) The Company's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.
(3) For financial instruments still held as of December 31, amounts are included in Net investment income and Total net realized capital gains (losses) in the Consolidated Statements of Operations.
(4) The investment income and realized gains (losses) and change in unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which result in a net zero impact on net income for the Company.
The following table summarizes the change in fair value of the Company’s Level 3 assets and liabilities and transfers in and out of Level 3 for the year ended December 31, 2011:

	2011
	Fair Value as of January 1	Total Realized/Unrealized Gains (Losses) Included in:		Purchases	Issuances	Sales	Settlements	Transfers in to Level 3(2)	Transfers out of Level 3(2)	Fair Value as of December 31	Change In Unrealized Gains (Losses) Included in Earnings(3)
		Net Income	OCI
Fixed maturities, including securities pledged:
U.S. corporate, state and municipalities	$79.4	$(0.3)	$6.0	$53.7	$—	$—	$(93.5)	$478.3	$(3.0)	$520.6	$(0.2)
Foreign	56.0	1.5	(10.6)	58.3	—	(39.0)	(10.3)	107.5	(2.8)	160.6	(1.6)
Residential mortgage-backed securities	914.0	(3.4)	(1.9)	90.2	—	(23.4)	(36.4)	11.5	(764.0)	186.6	(4.8)
Commercial mortgage-backed securities	0.1	—	—	—	—	—	(0.1)	—	—	—	—
Other asset-backed securities	2,326.3	(263.7)	178.0	0.2	—	(721.1)	(93.8)	—	(1,321.4)	104.5	(24.6)
Total fixed maturities including securities pledged	3,375.8	(265.9)	171.5	202.4	—	(783.5)	(234.1)	597.3	(2,091.2)	972.3	(31.2)
Equity securities, available-for-sale	82.9	—	1.3	16.1	—	(4.2)	—	—	(28.5)	67.6	—
Derivatives:
Product guarantees:
Fixed indexed annuities(1)	(1,178.2)	(114.1)	—	—	(135.4)	—	122.8	—	—	(1,304.9)	—
Guaranteed minimum withdrawal and accumulation benefits and GMWBL(1)	(500.2)	(1,618.5)	—	—	(155.6)	—	2.1	—	—	(2,272.2)	—
Stabilizer and MCGs(1)	(3.0)	(212.5)	—	(5.5)	—	—	—	—	—	(221.0)	—
Other derivatives, net	75.5	(36.3)	—	—	(64.0)	—	—	—	—	(24.8)	(53.7)
Assets held in separate accounts(4)	22.3	—	—	9.8	—	(3.4)	—	—	(12.6)	16.1	0.1
(1) All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure because it is impracticable to track realized and unrealized gains (losses) separately on a contract-by contract basis. These amounts are included in Other net realized gains (losses) in the Consolidated Statements of Operations.
(2) The Company's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.
(3) For financial instruments still held as of December 31, amounts are included in Net investment income and Total net realized capital gains (losses) in the Consolidated Statements of Operations.
(4) The investment income and realized gains (losses) and change in unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which result in a net zero impact on net income for the Company.
The transfers in and out of Level 3 for fixed maturities, equity securities and separate accounts for the year ended December 31, 2012 were due to the variation in inputs relied upon for valuation each quarter. Securities that are primarily valued using independent broker quotes when prices are not available from one of the commercial pricing services are reflected as transfers into Level 3. When securities are valued using more widely available information, the securities are transferred out of Level 3 and into Level 1 or 2, as appropriate.

The fair value of certain options and swap contracts were valued using observable inputs, and such options and swap contracts were transferred from Level 3 to Level 2 during the year ended December 31, 2012.

The transfers out of Level 3 for the year ended December 31, 2011 in fixed maturities, including securities pledged, were primarily due to the Company's determination that the market for subprime RMBS securities had become active in the first quarter 2011 and to an increased utilization of vendor valuations for certain CMO assets, as opposed to the previous use of broker quotes in the second quarter of 2011. While the valuation methodology for subprime RMBS securities has not changed, the Company has concluded that the frequency of transactions in the market for subprime RMBS securities represent regularly occurring market transactions and therefore are now classified as Level 2.

Significant Unobservable Inputs

Quantitative information about the significant unobservable inputs used in the Company's Level 3 fair value measurements of its annuity product guarantees is presented in the following sections and table.

The Company's Level 3 fair value measurements of its fixed maturities, equity securities available-for-sale and equity and credit derivative contracts are primarily based on broker quotes for which the quantitative detail of the unobservable inputs is neither provided nor reasonably corroborated, thus negating the ability to perform a sensitivity analysis. The Company performs a review of broker quotes by performing a monthly price variance comparison and back tests broker quotes to recent trade prices.

Significant unobservable inputs used in the fair value measurements of GMABs, GMWBs and GMWBLs include long-term equity implied volatility, correlations between the rate of return on policyholder funds and between interest rates and equity returns, nonperformance risk, mortality and policyholder behavior assumptions, such as benefit utilization, lapses and partial withdrawals.

Significant unobservable inputs used in the fair value measurements of FIAs include nonperformance risk and lapses. Such inputs are monitored quarterly.

The significant unobservable inputs used in the fair value measurement of the Stabilizer embedded derivatives and MCG derivative are interest rate implied volatility, nonperformance risk, lapses and policyholder deposits. Such inputs are monitored quarterly.

Following is a description of selected inputs:

Equity / Interest Rate Volatility: A term-structure model is used to approximate implied volatility for the equity indices for GMAB, GMWB and GMWBL fair value measurements and swap rates for the Stabilizer and MCG fair value measurements. Where no implied volatility is readily available in the market, an alternative approach is applied based on historical volatility.

Correlations: Integrated interest rate and equity scenarios are used in GMAB, GMWB and GMWBL fair value measurements to better reflect market interest rates and interest rate volatility correlations between equity and fixed income fund groups and between equity fund groups and interest rates. The correlations are based on historical fund returns and swap rates from external sources.

Nonperformance Risk: For the estimate of the fair value of embedded derivatives associated with our product guarantees, the Company uses a blend of observable, similarly rated peer company credit default swap spreads, adjusted to reflect the credit quality of the individual insurance subsidiary that issued the guarantee and the priority of policyholder claims.

Actuarial Assumptions: Management regularly reviews actuarial assumptions, which are based on the Company's experience and periodically reviewed against industry standards. Industry standards and Company experience may be limited on certain products.

The following table presents the unobservable inputs for Level 3 fair value measurements as of December 31, 2012:

	Range(1)
Unobservable Input	GMWB / GMWBL		GMAB		FIA		Stabilizer / MCG
Long-term equity implied volatility	15% to 25%		15% to 25%		—		—
Interest rate implied volatility	—		—		—		0% to 4.0%
Correlations between:
Equity Funds	50% to 98%		50% to 98%		—		—
Equity and Fixed Income Funds	-20% to 44%		-20% to 44%		—		—
Interest Rates and Equity Funds	-25% to -16%		-25% to -16%		—		—
Nonperformance risk	0.10% to 1.3%		0.10% to 1.3%		0.10% to 1.3%		0.10% to 1.3%
Actuarial Assumptions:
Benefit Utilization	85% to 100%	(2)	—		—		—
Partial Withdrawals	0% to 10%		0% to 10%		—		—
Lapses	0.08% to 32%	(3)	0.08% to 31%	(3)	0% to 10%	(3)	0% to 55%	(4)
Policyholder Deposits(5)	—		—		—		0% to 60%	(4)
Mortality	—	(6)	—	(6)	—		—

(1)	Represents the range of reasonable assumptions that management has used in its fair value calculations.

(2)
Those policyholders who have elected systematic withdrawals are assumed to continue taking withdrawals. As a percent of account value, 26% are taking systematic withdrawals. Of those policyholders who are not taking withdrawals, we assume that 85% will begin systematic withdrawals after a delay period. The utilization function varies by policyholder age and policy duration. Interactions with lapse and mortality also affect utilization. The utilization rate for GMWB and GMWBL tends to be lower for younger contract owners and contracts that have not reached their maximum accumulated GMWB and GMWBL benefit amount. There is also a lower utilization rate, though indirectly, for contracts that are less “in the money” due to higher lapses. Conversely, the utilization rate tends to be higher for contract owners near or beyond retirement age and contracts that have accumulated their maximum GMWB or GMWBL benefit amount. There is also a higher utilization rate, though indirectly, for contracts that are highly “in the money”. The chart below provides the GMWBL account value by current age group and average expected delay times from the associated attained age group as of December 31, 2012 (account value amounts are in $ billions).

	Account Values
Attained Age Group	In the Money	Out of the Money	Total	Average Expected Delay (Years)
< 60	$3.5	$0.3	$3.8	5.5
60-69	7.0	0.4	7.4	1.9
70+	4.3	0.1	4.4	0.2
	$14.8	$0.8	$15.6	2.8

(3)
Lapse rates tend to be lower during the contractual surrender charge period and higher after the surrender charge period ends; the highest lapse rates occur in the year immediately after the end of the surrender charge period. We make dynamic adjustments to lower the lapse rates for contracts that are more “in the money.” The table below shows an analysis of policy account values according to whether they are in or out of the surrender charge period and to whether they are "in the money" or "out of the money" as of December 31, 2012 (account value amounts are in $ billions).

		GMAB		GMWB/GMWBL
	Moneyness	Account Value	Lapse Range	Account Value	Lapse Range
During Surrender Charge Period	In the Money**	$—	0.08% to 8.2%	$8.8	0.08% to 5.8%
	Out of the Money	—	0.41% to 12%	0.9	0.35% to 12%

After Surrender Charge Period	In the Money**	—	2.4% to 22%	6.2	1.5% to 17%
	Out of the Money	0.1	12% to 31%	0.6	3.2% to 32%
** The low end of the range corresponds to policies that are highly "in the money." The high end of the range corresponds to the policies that are close to zero in terms of "in the moneyness."

(4)	Stabilizer contracts with recordkeeping agreements have a different range of lapse and policyholder deposit assumptions from Stabilizer (Investment only) and MCG contracts as shown below:

	Percentage of Plans	Overall Range of Lapse Rates	Range of Lapse Rates for 85% of Plans	Overall Range of Policyholder Deposits	Range of Policyholder Deposits for 85% of Plans
Stabilizer (Investment Only) and MCG Contracts	87%	0-30%	0-15%	0-55%	0-20%
Stabilizer with Recordkeeping Agreements	13%	0-55%	0-25%	0-60%	0-30%
Aggregate of all plans	100%	0-55%	0-25%	0-60%	0-30%

(5)	Measured as a percentage of assets under management or assets under administration.

(6)	The mortality rate is based on the Annuity 2000 Basic table with mortality improvements.

Generally, the following will cause an increase (decrease) in the GMAB, GMWB and GMWBL embedded derivative fair value liabilities:

•	An increase (decrease) in long-term equity implied volatility

•	An increase (decrease) in equity-interest rate correlations

•	A decrease (increase) in nonperformance risk

•	A decrease (increase) in mortality

•	An increase (decrease) in benefit utilization

•	A decrease (increase) in lapses

Changes in fund correlations may increase or decrease the fair value depending on the direction of the movement and the mix of funds. Changes in partial withdrawals may increase or decrease the fair value depending on the timing and magnitude of withdrawals.

Generally, the following will cause an increase (decrease) in the FIA embedded derivative fair value liability:

•	A decrease (increase) in nonperformance risk

•	A decrease (increase) in lapses

Generally, the following will cause an increase (decrease) in the derivative and embedded derivative fair value liabilities related to Stabilizer and MCG contracts:

•	An increase (decrease) in interest rate volatility

•	A decrease (increase) in nonperformance risk

•	A decrease (increase) in lapses

•	A decrease (increase) in policyholder deposits

The Company notes the following interrelationships:

•
Higher long-term equity implied volatility is often correlated with lower equity returns, which will result in higher in-the-moneyness, which in turn, results in lower lapses due to the dynamic lapse component reducing the lapses. This increases the projected number of policies that are available to use the GMWBL benefit and may also increase the fair value of the GMWBL.

•	Generally, an increase (decrease) in benefit utilization will decrease (increase) lapses for GMWB and GMWBL.

•	Generally, an increase (decrease) in interest rate volatility will increase (decrease) lapses of Stabilizer and MCG contracts due to dynamic participant behavior.
Other Financial Instruments

The carrying values and estimated fair values of the Company’s financial instruments were as follows as of December 31, 2012 and 2011:

	2012		2011
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets:
Fixed maturities, including securities pledged	$75,287.1	$75,287.1	$72,669.4	$72,669.4
Equity securities, available-for-sale	340.1	340.1	353.8	353.8
Mortgage loans on real estate	8,662.3	8,954.8	8,691.1	8,943.7
Loan - Dutch State obligation	—	—	1,792.7	1,806.4
Policy loans	2,200.3	2,200.3	2,263.9	2,263.9
Limited partnerships/corporations	465.1	465.1	599.6	599.6
Cash, cash equivalents, short-term investments and short-term investments under securities loan agreements	8,442.0	8,442.0	5,286.6	5,286.6
Derivatives	2,374.5	2,374.5	2,660.9	2,660.9
Other investments	167.0	173.7	215.1	220.1
Assets held in separate accounts	97,667.4	97,667.4	88,714.5	88,714.5
Liabilities:
Investment contract liabilities:
Funding agreements without fixed maturities and deferred annuities(1)	50,133.7	56,851.0	50,872.6	55,014.7
Funding agreements with fixed maturities and guaranteed investment contracts	3,784.0	3,671.0	5,559.0	5,261.0
Supplementary contracts, immediate annuities and other	3,109.2	3,482.3	3,037.0	3,311.9
Derivatives:
Annuity product guarantees:
FIA	1,434.3	1,434.3	1,304.9	1,304.9
GMAB / GMWB / GMWBL	2,035.4	2,035.4	2,272.2	2,272.2
Stabilizer and MCGs	102.0	102.0	221.0	221.0
Other derivatives	1,944.2	1,944.2	1,955.8	1,955.8
Short-term debt	1,064.6	1,070.6	1,054.6	1,054.6
Long-term debt	3,171.1	3,386.2	1,343.1	1,448.5
Embedded derivatives on reinsurance	169.5	169.5	137.2	137.2
(1) Certain amounts included in Funding agreements without fixed maturities and deferred annuities are also reflected within the Annuity product guarantees section of the table above.

The following disclosures are made in accordance with the requirements of ASC Topic 825 which requires disclosure of fair value information about financial instruments, whether or not recognized at fair value on the Consolidated Balance Sheets, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the instrument.

ASC Topic 825 excludes certain financial instruments, including insurance contracts and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following valuation methods and assumptions were used by the Company in estimating the fair value of the following financial instruments, which are not carried at fair value on the Consolidated Balance Sheets:

Mortgage loans on real estate: The fair values for mortgage loans on real estate are estimated on a monthly basis using discounted cash flow analyses and rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Mortgage loans on real estate are classified as Level 3.

Loan - Dutch State Obligation: The fair value of the Dutch State loan obligation is estimated on a non-recurring basis utilizing discounted cash flows from the Netherlands Strip Yield Curve and is classified as Level 2.

Policy loans: The fair value of policy loans is equal to the carrying value of the loans. Policy loans are collateralized by the cash surrender value of the associated insurance contracts and are classified as Level 2.

Limited partnerships/corporations: The fair value for these investments, primarily private equity fund of funds and hedge funds, is based on actual or estimated Net Asset Value ("NAV") information, as provided by the investee and are classified as Level 3.

Other investments: Federal Home Loan Bank ("FHLB") stock is carried at cost and periodically evaluated for impairment based on ultimate recovery of par value and is classified as Level 1.

Investment contract liabilities:

Funding agreements without a fixed maturity and deferred annuities: Fair value is estimated as the mean present value of stochastically modeled cash flows associated with the contract liabilities taking into account assumptions about contract holder behavior. The stochastic valuation scenario set is consistent with current market parameters and discount is taken using stochastically evolving risk-free rates in the scenarios plus an adjustment for nonperformance risk. Margins for non-financial risks associated with the contract liabilities are also included. These liabilities are classified as Level 3.

Funding agreements with a fixed maturity and guaranteed investment contracts: Fair value is estimated by discounting cash flows, including associated expenses for maintaining the contracts, at rates, which are risk-free rates plus an adjustment for nonperformance risk. These liabilities are classified as Level 2.

Supplementary contracts and immediate annuities: Fair value is estimated as the mean present value of the single deterministically modeled cash flows associated with the contract liabilities discounted using stochastically evolving short risk-free rates in the scenarios plus an adjustment for nonperformance risk. The valuation is consistent with current market parameters. Margins for non-financial risks associated with the contract liabilities are also included. These liabilities are classified as Level 3.

Short-term debt and Long-term debt: Estimated fair value of the Company’s short-term and long-term debt is based upon discounted future cash flows using a discount rate approximating the current market rate, incorporating nonperformance risk. Short-term debt is classified as Level 1 and Level 2 and long-term debt is classified as Level 2.

Fair value estimates are made at a specific point in time, based on available market information and judgments about various financial instruments, such as estimates of timing and amounts of future cash flows. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company’s entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized capital gains (losses). In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instruments. In evaluating the Company’s management of interest rate, price and liquidity risks, the fair values of all assets and liabilities should be taken into consideration, not only those presented above.

Deferred Policy Acquisition Costs and Value of Business Acquired	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Insurance [Abstract]
Deferred Policy Acquisition Costs and Value of Business Acquired
Deferred Policy Acquisition Costs and Value of Business Acquired

Activity within deferred policy acquisition costs ("DAC") and value of business acquired ("VOBA") was as follows for the periods indicated:

	DAC	VOBA	Total
Balance at January 1, 2013	$3,221.6	$434.7	$3,656.3
Deferrals of commissions and expenses	104.5	3.3	107.8
Amortization:
Amortization	(174.8)	(36.6)	(211.4)
Interest accrued(1)	58.4	22.5	80.9
Net amortization included in Condensed Consolidated Statements of Operations	(116.4)	(14.1)	(130.5)
Change in unrealized capital gains/losses on available-for-sale securities	262.0	124.0	386.0
Balance at March 31, 2013	$3,471.7	$547.9	$4,019.6

	DAC	VOBA	Total
Balance at January 1, 2012	$3,666.9	$685.4	$4,352.3
Deferrals of commissions and expenses	154.3	4.8	159.1
Amortization:
Amortization	(188.4)	(67.0)	(255.4)
Interest accrued(1)	58.4	23.3	81.7
Net amortization included in Condensed Consolidated Statements of Operations	(130.0)	(43.7)	(173.7)
Change in unrealized capital gains/losses on available-for-sale securities	12.6	19.2	31.8
Balance at March 31, 2012	$3,703.8	$665.7	$4,369.5
(1) Interest accrued at the following rates for DAC: 1.7% to 7.4% during 2013 and 1.5% to 8.0% during 2012. Interest accrued at the following rates for VOBA: 2.0% to 7.5% during 2013 and 2.0% to 7.4% during 2012.

Deferred Policy Acquisition Costs and Value of Business Acquired

Activity within deferred policy acquisition costs ("DAC") and value of business acquired ("VOBA") was as follows for the years ended December 31, 2012, 2011 and 2010:

	DAC	VOBA	Total
Balance at January 1, 2010	$4,544.7	$1,623.1	$6,167.8
Deferrals of commissions and expenses	630.2	28.7	658.9
Amortization:
Amortization(1)	(932.8)	(155.6)	(1,088.4)
Interest accrued(2)	238.3	103.5	341.8
Net amortization included in Consolidated Statements of Operations	(694.5)	(52.1)	(746.6)
Change in unrealized capital gains/losses on available-for-sale securities	(669.0)	(372.0)	(1,041.0)
Group reinsurance divestment	(0.8)	—	(0.8)
Balance at December 31, 2010	3,810.6	1,227.7	5,038.3
Deferrals of commissions and expenses	633.6	18.7	652.3
Amortization:
Amortization	(459.5)	(265.8)	(725.3)
Interest accrued(2)	238.2	100.1	338.3
Net amortization included in Consolidated Statements of Operations	(221.3)	(165.7)	(387.0)
Change in unrealized capital gains/losses on available-for-sale securities	(556.0)	(395.3)	(951.3)
Balance at December 31, 2011	3,666.9	685.4	4,352.3
Deferrals of commissions and expenses	590.3	17.3	607.6
Amortization:
Amortization	(846.4)	(210.3)	(1,056.7)
Interest accrued(2)	243.6	90.8	334.4
Net amortization included in Consolidated Statements of Operations	(602.8)	(119.5)	(722.3)
Change in unrealized capital gains/losses on available-for-sale securities	(432.8)	(148.5)	(581.3)
Balance at December 31, 2012	$3,221.6	$434.7	$3,656.3

(1)	For 2010, includes loss recognition events for DAC and VOBA of $149.5 and $9.1, respectively.

(2)	Interest accrued at the following rates for DAC: 1.5% to 7.4% during 2012, 2.0% to 8.0% during 2011, and 3.0% to 8.0% during 2010.
Interest accrued at the following rates for VOBA: 2.0% to 7.4% during 2012, 3.0% to 7.0% during 2011, and 3.0% to 7.0% during 2010.

The estimated amount of VOBA amortization expense, net of interest, is presented in the following table. Actual amortization incurred during these years may vary as assumptions are modified to incorporate actual results and/or changes in best estimates of future results.

Year	Amount
2013	$113.1
2014	88.4
2015	80.7
2016	72.9
2017	63.6

Reserves for Future Policy Benefits and Contract Owner Account Balances	12 Months Ended
Dec. 31, 2012
Insurance [Abstract]
Reserves for Future Policy Benefits and Contract Owner Account Balances
Reserves for Future Policy Benefits and Contract Owner Account Balances

Future policy benefits and contract owner account balances were as follows as of December 31, 2012 and 2011:

	2012	2011
Future policy benefits:
Individual and group life insurance contracts	$8,686.1	$8,655.4
Guaranteed benefits on annuity contracts, and payout contracts with life contingencies	6,371.5	6,472.6
Accident and health and other	436.0	498.7
Total	$15,493.6	$15,626.7

Contract owner account balances:
Guaranteed investment contracts and funding agreements	$3,642.8	$5,398.6
Universal life contracts	16,773.7	16,539.4
Fixed annuities and payout contracts without life contingencies	37,576.1	38,460.6
Fixed indexed annuities	12,427.1	12,187.1
Other	142.4	146.0
Total	$70,562.1	$72,731.7

Guaranteed Benefit Features	12 Months Ended
Dec. 31, 2012
Insurance [Abstract]
Guaranteed Benefit Features
Guaranteed Benefit Features

While the Company ceased new sales of certain retail variable annuity products in March 2010, its currently-sold retail variable annuity contracts with separate account options guarantee the contract owner a return of no less than (i) total deposits made to the contract less any partial withdrawals, (ii) total deposits made to the contract less any partial withdrawals plus a minimum return, or (iii) the highest contract value on a specified date minus any withdrawals. These guarantees include benefits that are payable in the event of death, annuitization or at specified dates.

The Company also issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contract owner a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee").

In addition, the Company’s Stabilizer and MCG products have guaranteed credited rates. Credited rates are set either quarterly or annually. Most contracts have a zero percent minimum credited rate guarantee, although some contracts have minimum credited rate guarantees up to 3% and allow the contract holder to select either the market value of the account or the book value of the account at termination. The book value of the account is equal to deposits plus interest, less any withdrawals. The fair value is estimated using the income approach.

The Company’s major source of income from guaranteed benefit features is the base contract mortality, expense, and guaranteed death and living benefit rider fees charged to the contract owner, less the costs of administering the product and providing for the guaranteed death and living benefits.

The Company's retail variable annuity contracts offer one or more of the following guaranteed death and living benefits:

Guaranteed Minimum Death Benefits (GMDB)

▪	Standard - Guarantees that, upon death, the death benefit will be no less than the premiums paid by the contract owner, adjusted for any contract withdrawals.

▪
Ratchet - Guarantees that, upon death, the death benefit will be no less than the greater of (1) Standard or (2) the maximum contract anniversary (or quarterly anniversary) value of the variable annuity, adjusted for contract withdrawals.

▪
Combo - Guarantees that, upon death, the death benefit will be no less than the greater of (1) Ratchet or (2) Rollup (Rollup guarantees that, upon death, the death benefit will be no less than the aggregate premiums paid by the contract owner accruing interest at the contractual rate per annum, adjusted for contract withdrawals, which is subject to a maximum cap on the rolled up amount.)

Guaranteed Minimum Income Benefit (GMIB)

Guarantees a minimum income payout upon annuitization, exercisable each contract anniversary on or after a specified date, in most cases the 10th rider anniversary.

▪
For contracts issued before February 2003, the GMIB rider guarantees a minimum income payout determined based on a GMIB rollup amount equal to eligible premiums paid by the contract owner accruing interest at the contractual rate per annum, adjusted for contract withdrawals, which is subject to a maximum age cap (typically age 80) on the rolled up amount.

▪
For contracts issued during or after February 2003, the GMIB rider guarantees a minimum payout determined based on the greater of a (i) GMIB rollup amount or (ii) GMIB ratchet amount. The GMIB rollup amount is equal to the aggregate premiums paid by the contract owner accruing interest at the contractual rate per annum (“GMIB rollup rate”), adjusted for contract withdrawals, which may be subject to a maximum age cap on the rolled up amount. The ratchet amount is the maximum contract anniversary (or quarterly anniversary) value of the variable annuity, adjusted for contract withdrawals prior to age 90.

Eligible premiums are premiums and premium credits added within five years of the rider effective date. The GMIB rollup rates may vary (6.0% or 7.0%) depending on versions of the benefits. The maximum rollup amount was capped at 200%, 250%, or 300% depending on the versions of the benefits.

Guaranteed Minimum Accumulation Benefit (GMAB)

Guarantees that the account value will be at least 100% of the eligible premiums paid by the contract owner after 10 years, net of any contract withdrawals. In the past, the Company offered an alternative design that guaranteed the account value to be at least 200% of the eligible premiums paid by contract owners after 20 years.

Guaranteed Minimum Withdrawal Benefit and Guaranteed Minimum Withdrawal Benefit for Life (GMWB/GMWBL)

Guarantees an annual withdrawal amount for a specified period of time (GMWB) or life (GMWBL) that is calculated as a percentage of the benefit base that equals premium at the time of contract issue and may increase over time based on a number of factors, including a rollup percentage (7%, 6%, or 0%, depending on versions of the benefit) and ratchet frequency (primarily annual or quarterly, depending on versions). The percentage used to determine the guaranteed annual withdrawal amount may vary by age at first withdrawal and depends on versions of the benefit. A joint life-time withdrawal benefit option was available to include coverage for spouses. Most versions of the withdrawal benefit included reset and/or step-up features that may increase the guaranteed withdrawal amount in certain conditions. Earlier versions of the withdrawal benefit guarantee that annual withdrawals of up to 7.0% of eligible premiums may be made until eligible premiums previously paid by the contract owner are returned, regardless of account value performance. Asset allocation requirements apply at all times where withdrawals are guaranteed for life.

Reinsurance	12 Months Ended
Dec. 31, 2012
Insurance [Abstract]
Reinsurance
Reinsurance

The Company has reinsurance treaties covering a portion of the mortality risks and guaranteed death and living benefits under its life insurance and annuity contracts. The Company remains liable to the extent its reinsurers do not meet their obligations under the reinsurance agreements.

The Company reinsures its business through a diversified group of well capitalized, highly rated reinsurers. The Company monitors trends in arbitration and any litigation outcomes with its reinsurers. Collectability of reinsurance balances are evaluated by monitoring ratings and evaluating the financial strength of its reinsurers. Large reinsurance recoverable balances with offshore or other non-accredited reinsurers are secured through various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit.

As of December 31, 2012, the Company had $7.4 billion of net unaffiliated reinsurance recoverables, of which $2.7 billion, or 36.5%, were due from the Company’s largest unaffiliated reinsurer, Hannover Re. As of December 31, 2011, the Company had $7.7 billion of net unaffiliated reinsurance recoverables, of which $2.8 billion, or 36.4%, were due from Hannover Re. Of the total amounts due from Hannover Re, $2.3 billion and $2.4 billion were fully secured as of December 31, 2012 and 2011, respectively.

Information regarding the effect of reinsurance is as follows as of December 31, 2012 and 2011:

	2012
	Direct	Assumed	Ceded	Total, Net of Reinsurance
Assets
Premiums receivable	$96.9	$384.7	$(411.4)	$70.2
Reinsurance recoverable	—	—	7,379.3	7,379.3
Total	$96.9	$384.7	$6,967.9	$7,449.5

Liabilities
Future policy benefits and contract owner account balances	$82,185.3	$3,870.4	$(7,379.3)	$78,676.4
Liability for funds withheld under reinsurance agreements	1,236.6	—	—	1,236.6
Total	$83,421.9	$3,870.4	$(7,379.3)	$79,913.0

	2011
	Direct	Assumed	Ceded	Total, Net of Reinsurance
Assets
Premiums receivable	$90.7	$391.5	$(398.0)	$84.2
Reinsurance recoverable	—	—	7,723.4	7,723.4
Total	$90.7	$391.5	$7,325.4	$7,807.6

Liabilities
Future policy benefits and contract owner account balances	$84,265.7	$4,092.7	$(7,723.4)	$80,635.0
Liability for funds withheld under reinsurance agreements	1,307.6	—	—	1,307.6
Total	$85,573.3	$4,092.7	$(7,723.4)	$81,942.6

Information regarding the effect of reinsurance is as follows for the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Premiums:
Direct premiums	$2,084.0	$1,999.2	$1,953.9
Reinsurance assumed	1,303.6	1,329.2	1,526.3
Reinsurance ceded	(1,526.5)	(1,558.4)	(1,772.7)
Net premiums	$1,861.1	$1,770.0	$1,707.5

Universal life and investment-type product policy fees:
Direct universal life and investment-type product policy fees	$3,361.9	$3,510.5	$3,444.8
Reinsurance ceded	(5.3)	(6.0)	(6.1)
Net universal life and investment-type product policy fees	$3,356.6	$3,504.5	$3,438.7

Interest credited and other benefits to contract owners / policyholders:
Direct interest credited and other benefits to contract owners / policyholders	$5,205.5	$6,179.9	$5,513.4
Reinsurance assumed	1,153.4	1,333.2	780.1
Reinsurance ceded	(1,497.3)	(1,771.1)	(1,266.2)
Interest credited and other benefits to contract owners / policyholders	$4,861.6	$5,742.0	$5,027.3

Effective October 1, 1998, the Company disposed of a block of its individual life insurance business under an indemnity reinsurance arrangement with a subsidiary of Lincoln National Corporation (“Lincoln”) for $1.0 billion. Under the agreement, Lincoln contractually assumed from the Company certain policyholder liabilities and obligations, although the Company remains obligated to contract owners. The Lincoln subsidiary established a trust to secure its obligations to the Company under the reinsurance transaction. Of the Reinsurance recoverable on the Consolidated Balance Sheets, $2.1 billion and $2.2 billion at December 31, 2012 and 2011, respectively, is related to the reinsurance recoverable from the subsidiary of Lincoln under this reinsurance agreement.

Effective January 1, 2009, the Company executed a Master Asset Purchase Agreement (the “MPA”) with respect to its individual reinsurance business with Scottish Re Group Limited, Scottish Holdings, Inc., Scottish Re (U.S.), Inc., Scottish Re Life (Bermuda) Limited and Scottish Re (Dublin) Limited (collectively, “Scottish Re”) and Hannover Re. Pursuant to the MPA, the Company recaptured business then-reinsured to Scottish Re, and immediately ceded 100% of such business to Hannover Re on a modified coinsurance, funds withheld, and coinsurance basis, which resulted in no gain or loss. The Company will remain obligated to maintain collateral for certain reserve requirements of the business transferred from the Company to Hannover Re for the duration of such reserve requirements or until the underlying reinsurance contracts are novated to Hannover Re or Hannover Re puts into place its own collateral for such reserve requirements. Of the Reinsurance recoverable on the Consolidated Balance Sheets, $2.7 billion and $2.8 billion as of December 31, 2012 and 2011, respectively, is related to the reinsurance recoverable from Hannover Re under this reinsurance agreement.

Effective January 1, 2010, the Company disposed of several blocks of its reinsurance business under coinsurance agreements (the "Reinsurance Agreements") with various subsidiaries of Reinsurance Group of America Incorporated (collectively, "RGA") (the "RGA Transaction”). Pursuant to the RGA Transaction, RGA paid a ceding commission of $129.8 and undertook to novate the underlying reinsurance agreements. Under the terms of the Reinsurance Agreements, the Company ceded to RGA 100% of the liabilities related to various blocks of business, including Group Life, Accident and Special Risk, Medical, Managed Care, and Long-term Disability contracts. Of the Reinsurance recoverable on the Consolidated Balance Sheets, $6.7 and $11.1 as of December 31, 2012 and 2011, respectively, are related to the reinsurance recoverable from RGA under this reinsurance agreement.

Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets
Goodwill and Other Intangible Assets

Goodwill

Goodwill is the excess of cost over the estimated fair value of net assets acquired. As of December 31, 2012 and 2011, the Company had $31.1 in goodwill allocated to the Investment Management segment. There is no accumulated impairment balance associated with this goodwill. The Company performs the Step 1 goodwill impairment analysis annually as of October 1 and more frequently if facts and circumstances indicate that goodwill may be impaired.

Other Intangible Assets

The Company has the following assets included in Other intangible assets, which have been capitalized and are amortized over their expected economic lives.

The Company recorded Value of Management Contracts ("VMCR") from the acquisition of ReliaStar in 2000 that represent the right by the mutual fund advisor company to manage the assets that are held in the mutual funds business.

Customer relationship lists from the acquisition of CitiStreet, LLC in 2008 represent Value of Customer Relationship Acquired ("VOCRA") for contracts with customers that were in place at the time of the acquisition.

In addition, computer software that has been purchased or generated internally for own use is stated at cost, less amortization and any impairment losses. Amortization is calculated on a straight-line basis over its useful life. When assessing potential impairment, the unamortized capitalized costs are compared with the net realizable value of the computer software. The amount by which the unamortized capitalized costs exceed the net realizable value is written off. Based on this methodology, the Company determined there were no software impairments in 2012, 2011 and 2010.

Other intangible assets were as follows at December 31, 2012 and 2011:

	Weighted Average Amortization Lives	2012			2011
		Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Management contract rights	20 years	$550.0	$339.2	$210.8	$550.0	$311.6	$238.4
Customer relationship lists	20 years	115.8	34.5	81.3	115.8	27.0	88.8
Computer software	3 years	478.7	453.4	25.3	459.0	434.8	24.2
Total intangible assets		$1,144.5	$827.1	$317.4	$1,124.8	$773.4	$351.4

Amortization expense related to intangible assets was $53.7, $59.8 and $64.5 for the years ended December 31, 2012, 2011 and 2010, respectively. The estimated amortization of intangible assets are as follows:

Year	Amount
2013	$47.2
2014	42.6
2015	39.9
2016	38.0
2017	36.5
Thereafter	115.0
$319.2

Amortization of intangibles assets is included in the Consolidated Statements of Operations in Operating expenses.

The Company does not have any indefinite-lived intangibles other than goodwill.

Shareholder's Equity and Dividend Restrictions	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Stockholders' Equity Note [Abstract]
Shareholder's Equity and Dividend Restrictions
Shareholder's Equity and Dividend Restrictions

Common Stock

The Company did not have any shares issued or acquired for the three months ended March 31, 2013 and 2012.

Dividend Restrictions

The states in which the insurance subsidiaries of ING U.S., Inc. are domiciled impose certain restrictions on the subsidiaries' ability to pay dividends to their parent. These restrictions are based in part on the prior year's statutory income and surplus. In general, dividends up to specified levels are considered ordinary and may be paid without prior approval. Dividends in larger amounts, or "extraordinary" dividends, are subject to approval by the insurance commissioner of the state of domicile of the insurance subsidiary proposing to pay the dividend.

Under the insurance laws applicable to ING U.S., Inc.'s insurance subsidiaries domiciled in Connecticut, Colorado, Indiana, Iowa and Minnesota, an "extraordinary" dividend or distribution is defined as a dividend or distribution that, together with other dividends and distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer's policyholder surplus as of the preceding December 31, or (ii) the insurer's net gain from operations for the twelve-month period ending the preceding December 31, in each case determined in accordance with statutory accounting principles. New York has similar restrictions, except that New York's statutory definition of "extraordinary" dividend or distribution is an aggregate amount in any calendar year that exceeds the lesser of (i) 10% of policyholder's surplus for the twelve-month period ending the preceding December 31, or (ii) the insurer's net gain from operations for the twelve-month period ending the preceding December 31, not including realized capital gains. In addition, under the insurance laws of Connecticut, Colorado, Iowa and Minnesota, no dividend or other distribution exceeding an amount equal to a domestic insurance company's earned surplus may be paid without the domiciliary insurance regulator's prior approval.

Dividend Payment

In March and April 2013, in response to requests made in 2012 and refreshed in 2013, ING U.S., Inc.'s insurance subsidiaries domiciled in Colorado, Connecticut, Iowa and Minnesota received approvals or notices of non-objection, as the case may be, from their respective domiciliary insurance regulators to make extraordinary distributions to ING U.S., Inc. or Lion Connecticut Holdings Inc. (“Lion Holdings”), a wholly owned subsidiary of ING U.S., Inc., in the aggregate amount of $1.434 billion, contingent upon completion of the IPO and the use of the extraordinary distribution funds solely for Company operations. The approved distributions of $1.434 billion were made on May 8, 2013. See the Subsequent Events Note to these Condensed Consolidated Financial Statements.

Reclassification of Statutory Negative Unassigned Funds

On May 8, 2013, insurance subsidiaries domiciled in Colorado, Iowa and Minnesota each reset, on a one-time basis, their respective negative unassigned funds account as of December 31, 2012 (as reported in their respective 2012 statutory annual statements) to zero (with an offsetting reduction in gross paid-in capital and contributed surplus). These resets were made pursuant to permitted practices in accordance with statutory accounting practices granted by their respective domiciliary insurance regulators. These permitted practices have no impact on total capital and surplus of these insurance subsidiaries and will be reflected in their second quarter statutory financial statements. See the Subsequent Events Note to these Condensed Consolidated Financial Statements.

Shareholder's Equity and Dividend Restrictions

Common Stock

The Company did not have any shares issued or acquired for the years ended December 31, 2012, 2011 and 2010. Additionally, the Company had no common stock held in treasury as of December 31, 2012, 2011 and 2010.

Statutory Equity and Income

Each of ING U.S., Inc.'s wholly owned U.S. insurance subsidiaries is subject to minimum risk-based capital (“RBC”) requirements established by the insurance departments of their applicable state of domicile. The formula for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital ("TAC"), as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Each of ING U.S., Inc.’s wholly owned U.S. insurance subsidiaries exceeded the minimum RBC requirements that would require any regulatory or corrective action for all periods presented herein.

Each of ING U.S., Inc.’s wholly owned insurance subsidiaries is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of its state of domicile. Such statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities and contract owner account balances using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Certain assets that are not admitted under statutory accounting principles are charged directly to surplus. Depending on the regulations of the insurance department of an insurance company’s state of domicile, the entire amount or a portion of an insurance company’s asset balance can be nonadmitted based on the specific rules regarding admissibility.

Statutory net income (loss) for the three years ended December 31, 2012, 2011 and 2010, statutory capital and surplus for the two years ended as of December 31, 2012 and 2011 and minimum capital requirements as of December 31, 2012 of ING U.S., Inc.’s principal wholly owned U.S. insurance subsidiaries are as follows:

	Statutory Net Income (Loss)			Statutory Capital and Surplus		Minimum Capital Requirements(1)
	2012	2011	2010	2012	2011	2012
Subsidiary Name (State of Domicile):
ING USA Annuity and Life Insurance Company ("ING USA") (IA)	$(9.1)	$386.0	$(384.4)	$2,174.1	$2,222.0	$5.0
ING Life Insurance and Annuity Company ("ILIAC") (CT)	261.6	194.4	66.0	1,921.8	1,931.9	3.0
Security Life of Denver Insurance Company ("SLD") (CO)	(129.8)	175.2	(339.9)	1,459.9	1,519.5	1.5
ReliaStar Life Insurance Company ("RLI") (MN)	(155.3)	(83.0)	(234.2)	2,278.6	2,104.3	4.5
(1)The insurance statutes of the state of domicile for the Company's U.S. insurance subsidiaries set forth specific minimum capital requirements.

Dividend Restrictions

The states in which the insurance subsidiaries of ING U.S., Inc. are domiciled impose certain restrictions on the subsidiaries' ability to pay dividends to their parent. These restrictions are based in part on the prior year's statutory income and surplus. In general, dividends up to specified levels are considered ordinary and may be paid without prior approval. Dividends in larger amounts, or "extraordinary" dividends, are subject to approval by the insurance commissioner of the state of domicile of the insurance subsidiary proposing to pay the dividend.

Under the insurance laws applicable to ING U.S., Inc.'s subsidiaries domiciled in Connecticut, Colorado, Indiana, Iowa and Minnesota, an "extraordinary" dividend or distribution is defined as a dividend or distribution that, together with other dividends and distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer's policyholder surplus as of the preceding December 31, or (ii) the insurer's net gain from operations for the twelve-month period ending the preceding December 31, in each case determined in accordance with statutory accounting principles. New York has similar restrictions, except that New York's statutory definition of "extraordinary" dividend or distribution is an aggregate amount in any calendar year that exceeds the lesser of (i) 10% of policyholder's surplus for the twelve-month period ending the preceding December 31, or (ii) the insurer's net gain from operations for the twelve-month period ending the preceding December 31, not including realized capital gains. In addition, under the insurance laws of Connecticut, Colorado, Iowa and Minnesota, no dividend or other distribution exceeding an amount equal to a domestic insurance company's earned surplus may be paid without the domiciliary insurance regulator's prior approval.

In June 2012, the insurance subsidiaries of ING U.S., Inc. domiciled in Colorado, Connecticut, Iowa and Minnesota received regulatory approvals or notices of non-objection from their respective domiciliary insurance regulators to make distributions to ING U.S., Inc. or Lion Holdings in the aggregate amount of $800.0. Such distributions were made on June 26, 2012. These domiciliary state regulatory actions have been taken by the relevant domiciliary state insurance regulators in response to requests that stated the intended use of the proceeds was to provide $500.0 to the Cayman Islands domiciled insurance subsidiary, Security Life of Denver International Limited ("SLDI"), and retain the balance at ING U.S., Inc. for general corporate purposes. On June 26, 2012, ING U.S., Inc. made a capital contribution to SLDI in the amount of $400.0. Additionally, ING U.S., Inc. repaid $100.0 of intercompany loan from a subsidiary of SLDI and, on June 28, 2012 the proceeds of this loan repayment were used to pay a dividend to SLDI.

The following table presents dividends permitted to be paid by our principal insurance subsidiaries to ING U.S., Inc. or Lion Holdings without the need for insurance regulatory approval for the periods presented:

	Dividends Permitted without Approval
	2013		2012		2011
Subsidiary Name (State of domicile):
ING USA Annuity and Life Insurance Company (IA)	$—		$—		$—
ING Life Insurance and Annuity Company (CT)	264.1	(1)	190.0	(2)	—
Security Life of Denver Insurance Company (CO)	—		—		—
ReliaStar Life Insurance Company (MN)	—		—		—
(1) $264.1 can be paid without approval after June 26, 2013, provided that on or before June 26, 2013, no further extraordinary distribution is approved by the Connecticut Insurance Department and paid by ILIAC to its parent.

(2) $190.0 was paid as part of the June 26, 2012 distribution of $800.0.

Dividends or return of capital distributions paid by each of the Company's principal insurance subsidiaries to its parent were as follows for the years ended December 31, 2012, 2011 and 2010:

	Dividends Paid			Return of Capital Distributions
	2012	2011	2010	2012	2011	2010
Subsidiary Name (State of domicile):
ING USA Annuity and Life Insurance Company (IA)(1)	$—	$—	$—	$250.0	$—	$—
ING Life Insurance and Annuity Company (CT)(2)	190.0	—	203.0	150.0	—	—
Security Life of Denver Insurance Company (CO)(3)	—	—	—	80.0	200.0	—
ReliaStar Life Insurance Company (MN)(4)	130.0	—	221.0	—	—	—
(1) Iowa Insurance Division approved ING USA's 2012 return of capital distribution.
(2) Connecticut Insurance Department approved ILIAC’s 2010 dividend and ILIAC's $340 million 2012 distribution, which included a $190 million dividend.
(3) Colorado Insurance Division approved SLD’s 2012 and 2011 return of capital distributions.
(4) Minnesota Insurance Division approved RLI’s 2012 and 2010 dividends.

Accumulated Other Comprehensive Income	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Equity [Abstract]
Accumulated Other Comprehensive Income
Accumulated Other Comprehensive Income

Shareholder’s equity included the following components of AOCI as of the dates indicated:

	March 31,
	2013	2012
Fixed maturities, net of OTTI	$7,067.2	$5,489.5
Equity securities, available-for-sale	35.8	44.5
Derivatives	201.5	145.7
DAC/VOBA adjustment on available-for-sale securities	(2,397.6)	(2,170.5)
Sales inducements adjustment on available-for-sale securities	(119.0)	(95.3)
Other	(28.8)	(40.0)
Unrealized capital gains (losses), before tax	4,759.1	3,373.9
Deferred income tax asset (liability)	(1,363.4)	(857.7)
Net unrealized capital gains (losses)	3,395.7	2,516.2
Pension and other postretirement benefits liability, net of tax	57.1	70.8
AOCI	$3,452.8	$2,587.0

Changes in AOCI, including the reclassification adjustments recognized in the Condensed Consolidated Statements of Operations were as follows for the periods indicated:

	Three Months Ended March 31, 2013
	Before-Tax Amount		Income Tax	After-Tax Amount
Available-for-sale securities:
Fixed maturities	$(792.1)		$274.4	$(517.7)
Equity securities	(6.3)		2.2	(4.1)
Other	11.6		(4.1)	7.5
OTTI	10.9		(3.8)	7.1
Adjustments for amounts recognized in Net realized capital gains (losses) in the Condensed Consolidated Statements of Operations	(14.6)		5.1	(9.5)
DAC/VOBA	386.0	(1)	(135.1)	250.9
Sales inducements	28.4		(9.9)	18.5
Change in unrealized gains/losses on available-for-sale securities	(376.1)		128.8	(247.3)

Derivatives:
Derivatives	(12.7)	(2)	4.5	(8.2)
Adjustments for amounts recognized in Net investment income in the Condensed Consolidated Statements of Operations	(0.2)		0.1	(0.1)
Change in unrealized gains/losses on derivatives	(12.9)		4.6	(8.3)

Pension and other postretirement benefits liability:
Amortization of prior service cost recognized in Operating expenses in the Condensed Consolidated Statements of Operations	(3.5)	(3)	1.2	(2.3)
Change in pension and other postretirement benefits liability	(3.5)		1.2	(2.3)
Change in Other comprehensive income (loss)	$(392.5)		$134.6	$(257.9)
(1) See the Deferred Policy Acquisition Costs and Value of Business Acquired Note to these Condensed Consolidated Financial Statements for additional information.
(2) See the Derivative Financial Instruments Note to these Condensed Consolidated Financial Statements for additional information.
(3) See the Employee Benefits Obligations Note to these Condensed Consolidated Financial Statements for amounts reported in Net Periodic (Benefit) Costs.

	Three Months Ended March 31, 2012
	Before-Tax Amount		Income Tax		After-Tax Amount
Available-for-sale securities:
Fixed maturities	$59.5		$14.6	(4)	$74.1
Equity securities	11.3		(4.0)		7.3
Other	(6.8)		2.4		(4.4)
OTTI	12.8		(4.5)		8.3
Adjustments for amounts recognized in Net realized capital gains (losses) in the Condensed Consolidated Statements of Operations	(129.6)		45.4		(84.2)
DAC/VOBA	31.8	(1)	(11.1)		20.7
Sales inducements	(15.0)		5.2		(9.8)
Change in unrealized gains/losses on available-for-sale securities	(36.0)		48.0		12.0

Derivatives:
Derivatives	(26.9)	(2)	9.4		(17.5)
Adjustments for amounts recognized in Net investment income in the Condensed Consolidated Statements of Operations	—		—		—
Change in unrealized gains/losses on derivatives	(26.9)		9.4		(17.5)

Pension and other postretirement benefits liability:
Amortization of prior service cost recognized in Operating expenses in the Condensed Consolidated Statements of Operations	(3.8)	(3)	1.3		(2.5)
Change in pension and other postretirement benefits liability	(3.8)		1.3		(2.5)
Change in Other comprehensive income (loss)	$(66.7)		$58.7		$(8.0)
(1) See the Deferred Policy Acquisition Costs and Value of Business Acquired Note to these Condensed Consolidated Financial Statements for additional information.
(2) See the Derivative Financial Instruments Note to these Condensed Consolidated Financial Statements for additional information.
(3) See the Employee Benefits Obligations Note to these Condensed Consolidated Financial Statements for amounts reported in Net Periodic (Benefit) Costs.
(4) Amount includes $33.0 release of valuation allowance. See Income Taxes Note to these Condensed Consolidated Financial Statements for additional information.

Accumulated Other Comprehensive Income (Loss)

Shareholder’s equity included the following components of AOCI as of December 31, 2012, 2011 and 2010:

	2012	2011	2010
Fixed maturities, net of OTTI	$7,863.0	$5,546.8	$2,924.2
Equity securities, available-for-sale	42.2	33.2	75.6
Derivatives	214.4	172.6	1.4
DAC/VOBA adjustment on available-for-sale securities	(2,783.6)	(2,202.3)	(1,251.0)
Sales inducements adjustment on available-for-sale securities	(147.4)	(80.3)	(95.4)
Other investments	(40.5)	(33.2)	(38.8)
Unrealized capital gains (losses), before tax	5,148.1	3,436.8	1,616.0
Deferred income tax asset (liability)	(1,496.8)	(915.1)	(664.7)
Net unrealized capital gains (losses)	3,651.3	2,521.7	951.3
Pension and other post-employment benefits liability, net of tax	59.4	73.3	22.0
AOCI	$3,710.7	$2,595.0	$973.3

Changes in AOCI, net of DAC, VOBA and tax were as follows for the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Fixed maturities	$2,264.0	$2,457.2	$4,471.5
Equity securities, available-for-sale	9.0	(42.4)	44.0
Derivatives	41.8	171.2	1.7
DAC/VOBA adjustment on available-for-sale securities	(581.3)	(951.3)	(1,041.0)
Sales inducements adjustment on available-for-sale securities	(67.1)	15.1	(75.7)
Other investments	(7.3)	5.6	(23.2)
Change in unrealized gains/losses on securities, before tax	1,659.1	1,655.4	3,377.3
Deferred income tax asset/liability	(563.4)	(192.5)	(1,029.5)
Change in unrealized gains/losses on securities, after tax	1,095.7	1,462.9	2,347.8
Change in OTTI, before tax	52.2	165.4	(44.7)
Deferred income tax asset/liability	(18.3)	(57.9)	15.6
Change in OTTI, after tax	33.9	107.5	(29.1)
Pension and other post-employment benefit liability, before tax	(21.4)	78.9	(3.9)
Deferred income tax asset/liability	7.5	(27.6)	1.4
Pension and other post-employment benefit liability, after tax	(13.9)	51.3	(2.5)
Net change in AOCI, after tax	$1,115.7	$1,621.7	$2,316.2

Changes in unrealized capital gains/losses on securities, including securities pledged and noncredit impairments, as recognized in AOCI, reported net of DAC, VOBA and income taxes, were as follows for the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Net unrealized capital gains/losses arising during the period(1)	$1,386.9	$1,214.5	$1,953.6
Less: reclassification adjustment for gains (losses) and other items included in Net income (loss)(2)	257.3	31.1	(213.6)
Change in deferred tax asset valuation allowance	—	387.0	151.5
Net change in unrealized capital gains/losses on securities	$1,129.6	$1,570.4	$2,318.7
(1) Pre-tax unrealized capital gains/losses arising during the period were $2,101.1, $1,868.6 and $3,004.1 for the years ended December 31, 2012, 2011 and 2010, respectively.
(2) Pre-tax reclassification adjustments for gains/losses and other items included in Net income (loss) were $389.8, $47.8 and $(328.5) for the years ended December 31, 2012, 2011 and 2010, respectively.

Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

Income taxes were different from the amount computed by applying the federal income tax rate to income (loss) before income taxes for the following reasons for the periods indicated:

	Three Months Ended March 31,
	2013	2012
Income (loss) before income taxes	$(214.3)	$(512.9)
Tax rate	35.0%	35.0%
Income tax expense (benefit) at federal statutory rate	(75.0)	(179.5)
Tax effect of:
Valuation allowance	104.2	217.2
Dividend received deduction	(21.9)	(18.6)
Audit settlement	(2.1)	(0.6)
State tax expense (benefit)	4.1	(17.3)
Noncontrolling interest	4.7	5.5
Tax credits	(4.6)	(3.8)
Non-deductible expenses	4.3	4.4
Other	(2.5)	0.6
Income tax expense (benefit)	$11.2	$7.9

Valuation allowances are provided when it is considered unlikely that deferred tax assets will be realized. As of March 31, 2013 and December 31, 2012, the Company had valuation allowances of $3.4 billion and $3.3 billion, respectively, that was allocated to continuing operations and $(288.5) as of the end of each period that was allocated to other comprehensive income related to realized and unrealized capital losses.

For the three months ended March 31, 2013 and 2012, the total increases (decreases) in the valuation allowance were $104.2 and $184.2, respectively. For the quarters ended March 31, 2013 and 2012, there were increases of $104.2 and $217.2, respectively, in the valuation allowance that were allocated to continuing operations and (decreases) of $0.0 and $(33.0) that were allocated to Other comprehensive income.

Tax Regulatory Matters

Recently, the IRS completed its examination of the Company's returns through tax year 2011. The 2011 audit settlement did not have a material impact on the financial statements. The Company is currently under audit by the IRS for tax years 2012 and 2013 and it is expected that the examination of tax year 2012 will be finalized within the next twelve months. The Company and the IRS have agreed to participate in the Compliance Assurance Program for the tax years 2012 and 2013. The Company is also under examination by various state agencies.

The Company does not expect any material changes to the unrecognized tax benefits within the next year.

Income Taxes

Income tax expense (benefit) consisted of the following for the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Current tax expense (benefit) :
Federal	$51.3	$(18.0)	$(384.0)
State	(5.3)	(22.0)	(15.0)
Total current tax expense (benefit)	46.0	(40.0)	(399.0)
Deferred tax expense (benefit) :
Federal	(49.4)	213.0	568.0
State	(1.8)	2.0	2.0
Total deferred tax expense (benefit)	(51.2)	215.0	570.0
Total income tax expense (benefit)	$(5.2)	$175.0	$171.0

Income taxes were different from the amount computed by applying the federal income tax rate to income (loss) before income taxes for the following reasons for the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Income (loss) before income taxes	$606.0	$277.8	$37.8
Tax rate	35.0%	35.0%	35.0%
Income tax expense (benefit) at federal statutory rate	212.1	97.2	13.2
Tax effect of:
Valuation allowance	(48.3)	175.0	547.0
Dividend received deduction	(101.3)	(74.0)	(108.0)
Audit settlement	(4.3)	13.0	(312.0)
Loss on extinguishment of debt	—	—	38.0
State tax expense (benefit)	(8.8)	17.0	(6.0)
Noncontrolling interest	(48.4)	(67.0)	4.0
Tax credits	(19.6)	(19.0)	(19.0)
Non-deductible expenses	14.2	32.0	13.0
Other	(0.8)	0.8	0.8
Income tax expense (benefit)	$(5.2)	$175.0	$171.0

Temporary Differences

The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities at December 31, 2012 and 2011, are presented below:

	2012	2011
Deferred tax assets
Loss carryforwards	$1,154.9	$1,901.0
Investments	1,811.1	1,590.0
Insurance reserves	1,967.1	1,594.0
Compensation and benefits	578.7	452.0
Other assets	182.7	246.0
Total gross assets before valuation allowance	5,694.5	5,783.0
Less: Valuation allowance	2,974.1	2,875.0
Assets, net of valuation allowance	2,720.4	2,908.0

Deferred tax liabilities
Net unrealized investment gains	(2,707.9)	(1,861.0)
Deferred policy acquisition costs	(1,045.3)	(1,494.0)
Other liabilities	(9.9)	(66.0)
Total gross liabilities	(3,763.1)	(3,421.0)
Net deferred income tax liability	$(1,042.7)	$(513.0)

The following table sets forth the federal, state and capital loss carryforwards for tax purposes at December 31, 2012 and 2011:

	2012	2011
Federal net operating loss carryforward(1)	$2,947.0	$4,084.0
State net operating loss carryforward(1)	2,373.6	1,383.0
Federal tax capital loss carryforward(2)	123.4	880.0
Credit carryforward(3)	191.5	121.0
(1)  Expire between 2017 and 2032.
(2)  Expire between 2013 and 2017.
(3)  Expire between 2013 and 2032.

The Company has recorded valuation allowances related to the tax benefit of certain federal and state net operating losses, realized capital losses on investments and certain other deferred tax assets.

For the years ended December 31, 2012, 2011 and 2010, the increases (decreases) in the valuation allowances were $99.1, $(212.0), and $395.5, respectively. In 2012, 2011 and 2010, there were increases of $99.1, $175.0, and $547.0, respectively, in the valuation allowance that were allocated to operations and (decreases) of $0.0, $(387.0) and $(151.5), respectively, that were allocated to Other comprehensive income. With respect to the 2012 amount allocated to operations, there was a decrease of $(48.3) that impacted income tax expense as a reduction in the valuation allowance due to positive evidence primarily the result of net income before income tax, and the remainder consisted of a $147.4 increase in the valuation allowance that did not impact income tax expense, which was established against the Company's estimate of additional deferred tax assets based on the Company's 2011 tax return as filed. The 2011 and 2010 amounts allocated to operations were primarily the result of increasing negative evidence that caused a change in judgment regarding the ability to realize deferred tax assets.  For these two years, the Company concluded that the cumulative loss in recent years was significant negative evidence requiring the establishment of a valuation allowance. For 2011 and 2010, the valuation allowances allocated to Other comprehensive income were directly related to the appreciation of the Company's available-for-sale portfolio during those years and not due to changes in expectations of taxable income in future periods.

Unrecognized Tax Benefits

Reconciliations of the change in the unrecognized income tax benefits were as follows for the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Balance at beginning of period	$74.0	$197.0	$405.0
Additions for tax positions related to current year	2.4	7.0	7.0
Additions for tax positions related to prior years	1.3	—	118.0
Reductions for tax positions related to prior years	(6.0)	(25.0)	(351.0)
Reductions for settlements with taxing authorities	—	(105.0)	18.0
Reductions for expiring statutes	(10.6)	—	—
Balance at end of period	$61.1	$74.0	$197.0

The Company had $19.7, $24.0, and $49.0 of unrecognized tax benefits as of December 31, 2012, 2011 and 2010, respectively, which would affect the Company's effective rate if recognized.

Interest and Penalties

The Company recognizes interest expense and penalties, if applicable, related to unrecognized tax benefits in tax expense net of federal income tax. The total amounts of gross accrued interest and penalties on the Company's Consolidated Balance Sheets as of December 31, 2012 and 2011 were $5.9 and $23.0, respectively. The Company recognized gross interest (benefit) related to unrecognized tax in its Consolidated Statements of Operations of $(17.3), $(7.0) and $(51.0) for the years ended December 31, 2012, 2011 and 2010, respectively.

Tax Regulatory Matters

Income tax expense for 2010 reflected nonrecurring favorable adjustments, resulting from a reduction in the tax liability that was no longer deemed necessary based on the results of the Internal Revenue Service ("IRS") examination, monitoring the activities of the IRS with respect to certain issues with other taxpayers and the merits of the Company's positions.

The Company settled a Connecticut state audit in 2010. The Connecticut state audit resulted in a reduction of the state net operating loss carryforward by $1.3 billion for which a valuation allowance had been established.

During the first quarter 2012, the IRS completed its examination of the Company's returns through tax year 2010. The Company is currently under audit by the IRS for tax years 2011 through 2013 and it is expected that the examination of tax year 2011 will be finalized within the next twelve months. The Company is also under examination by various state agencies. The Company and the IRS have agreed to participate in the Compliance Assurance Program for the tax years 2011 through 2013.

The Company does not expect any material changes to the unrecognized tax benefits within the next year.

Employee Benefit Arrangements	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Compensation and Retirement Disclosure [Abstract]
Employee Benefit Arrangements
Employee Benefit Arrangements

Pension, Other Postretirement Benefit Plans and Other Benefit Plans

ING U.S., Inc.'s subsidiaries maintain both qualified and non-qualified defined benefit pension plans (the “Plans”). The qualified plans generally cover all employees. The non-qualified plans cover certain employees and sales representatives who meet specified eligibility requirements. Prior to January 2012, certain participants earned benefits under a final average pension formula using compensation and length of service to determine the accrued pension benefit. Effective January 1, 2012, all participants earned benefits under a cash balance pension formula that provides a benefit credit equal to 4% of eligible compensation of the participant.

In addition to providing qualified retirement benefit plans, the Company provides certain supplemental retirement benefits to eligible employees, non-qualified pension plans for insurance sales representatives who have entered into a career agent agreement and certain other individuals. These plans are non-qualified defined benefit plans which means all benefits are payable from the general assets of the sponsoring company. The Company also offers deferred compensation plans for eligible employees, eligible career agents and certain other individuals who meet the eligibility criteria.

ING U.S., Inc.'s subsidiaries also provide other post-employment and post-retirement employee benefits to certain employees. These are primarily post-retirement healthcare and life insurance benefits to retired employees and other eligible dependents and post-employment/pre-retirement plans provided to employees and former employees.

The components of net periodic benefit cost were as follows for the periods indicated:

	Three Months Ended March 31,
	2013	2012	2013	2012
	Pension Plans		Other Postretirement Benefits
Net Periodic (Benefit) Costs:
Service cost	$11.3	$9.8	$—	$—
Interest cost	22.1	22.5	0.4	0.3
Expected return on plan assets	(25.3)	(22.5)	—	—
Amortization of prior service cost (credit)	(2.6)	(3.0)	(0.9)	(0.8)
Net periodic (benefit) costs	$5.5	$6.8	$(0.5)	$(0.5)

Defined Contribution Plans

Certain of the Company’s subsidiaries sponsor defined contribution plans. The largest defined contribution plan is the ING Americas Savings Plan and ESOP ("The Savings Plan"). Substantially all employees of the Company are eligible to participate, other than the Company’s agents. The Savings Plan allows eligible participants to defer into the Savings Plan a specified percentage of eligible compensation on a pretax and/or after-tax basis, subject to IRS limits. The Company matches such pretax contributions, up to a maximum of 6% of eligible compensation. All matching contributions are subject to a 4 year graded vesting schedule.

Employee Benefit Arrangements

Pension, Other Postretirement Benefit Plans and Other Benefit Plans

ING U.S., Inc.'s subsidiaries maintain both qualified and non-qualified defined benefit pension plans (the “Plans”). These plans generally cover all employees and certain sales representatives who meet specified eligibility requirements. Pension benefits are based on a formula using compensation and length of service of employees at retirement. Annual contributions are paid to the Plans at a rate necessary to adequately fund the accrued liabilities of the Plans calculated in accordance with legal requirements. The Plans comply with applicable regulations concerning investments and funding levels.

The ING Americas Retirement Plan (the "Retirement Plan") is a tax qualified defined benefit plan, the benefits of which are guaranteed (within certain specified legal limits) by the Pension Benefit Guaranty Corporation (“PBGC”). Beginning January 1, 2012, the Retirement Plan adopted a cash balance pension formula instead of a final average pay ("FAP") formula, allowing all eligible employees to participate in the Retirement Plan. Participants will earn an annual credit equal to 4% of eligible compensation. Interest is credited monthly based on a 30-year U.S. Treasury securities bond rate published by the Internal Revenue Service in the preceding August of each year. The accrued vested cash pension balance benefit is portable; participants can take it if they leave the Company. For participants in the Retirement Plan as of December 31, 2012, there will be a two-year transition period from the Retirement Plan’s current FAP formula to the cash balance pension formula. Due to ASC Topic 715 requirements, the accounting impact of the change in the Retirement Plan was recognized upon the sponsoring company's approval November 10, 2011, resulting in an $83.6 decrease to the benefit obligation.

In addition to providing qualified retirement benefit plans, the Company provides certain supplemental retirement benefits to eligible employees, non-qualified pension plans for insurance sales representatives who have entered into a career agent agreement and certain other individuals. These plans are non-qualified defined benefit plans which means all benefits are payable from the general assets of the sponsoring company.

The Company also offers deferred compensation plans for eligible employees, eligible career agents and certain other individuals who meet the eligibility criteria. The Company’s deferred compensation commitment for employees is recorded on the Consolidated Balance Sheets in Other liabilities and totaled $268.8 and $268.2 for the years ended December 31, 2012 and 2011, respectively.

ING U.S., Inc.'s subsidiaries also provide other post-employment and post-retirement employee benefits to certain employees. These are primarily post-retirement healthcare and life insurance benefits to retired employees and other eligible dependents and post-employment/pre-retirement plans provided to employees and former employees.

On June 14, 2012, the Company announced an agreement with Cognizant Technology Solutions U.S. Corporation ("Cognizant") under which Cognizant will provide business processing and operations services related to the Company. Under the terms of the seven-year agreement, Cognizant made offers of employment to more than 1,000 employees of the Company in Minot, North Dakota and Des Moines, Iowa. Based on an actuarial estimate using the Retirement Plan assets and obligations, the Company recognized a remeasurement loss of $115.2 resulting from the revaluation of the Retirement Plan's assets and obligations, partially offset by a $6.9 curtailment gain. The net loss before income taxes was $108.3 and was recognized on the date the employees transitioned to Cognizant, which was on August 16, 2012.

Obligations, Funded Status and Net Periodic Benefit Costs

The following tables set forth a reconciliation of beginning and ending balances of the benefit obligation and fair value of plan assets, as well as the funded status of the Company's defined benefit pension and postretirement healthcare benefit plans for the years ended December 31, 2012 and 2011:

	Pension Plans		Other Postretirement Benefits
	2012	2011	2012	2011
Change in benefit obligation:
Benefit obligations, January 1	$1,945.2	$1,787.7	$46.0	$55.8
Service cost	40.5	37.5	—	(2.1)
Interest cost	90.2	95.0	1.7	2.6
Plan participants' contribution	—	—	0.4	0.2
Net actuarial (gains) losses	233.0	193.0	1.7	(5.4)
Early retiree reinsurance program payments	—	—	—	0.3
Prescription drug subsidies	—	—	—	0.6
Benefits paid	(79.3)	(80.1)	(4.5)	(6.0)
Plan amendments	—	(83.6)	—	—
Settlements	—	(4.3)	—	—
Benefit obligations, December 31	2,229.6	1,945.2	45.3	46.0

Change in plan assets:
Fair value of plan net assets, January 1	1,193.5	993.6	—	—
Actual return on plan assets	155.7	111.2	—	—
Employer contributions	101.8	173.1	4.1	4.9
Plan participants' contributions	—	—	0.4	0.2
Benefits paid	(79.3)	(80.1)	(4.5)	(5.1)
Settlements	—	(4.3)	—	—
Fair value of plan net assets, December 31	1,371.7	1,193.5	—	—
Unfunded status at end of year (1)	$(857.9)	$(751.7)	$(45.3)	$(46.0)
(1) Funded status is not indicative of the Company's ability to pay ongoing pension benefits or of its obligation to fund retirement trusts. Required pension funding is determined in accordance with Employee Retirement Income Security Act regulations.

Amounts recognized on the Consolidated Balance Sheets and AOCI were as follows as of December 31, 2012 and 2011:

	Pension Plans		Other Postretirement Benefits
	2012	2011	2012	2011
Amounts recognized in the Consolidated Balance Sheets consist of:
Accrued benefit cost	$(857.9)	$(751.7)	$(45.3)	$(46.0)
Net amount recognized	$(857.9)	$(751.7)	$(45.3)	$(46.0)

Accumulated other comprehensive loss (income):
Prior service cost (credit)	$(63.0)	$(81.0)	$(28.3)	$(31.7)
Tax effect	22.0	28.3	9.9	11.1
Accumulated other comprehensive loss (income), net of tax	$(41.0)	$(52.7)	$(18.4)	$(20.6)

Information for pension and other postretirement benefit plans with a projected benefit obligation and an accumulated benefit obligation in excess of plan assets was as follows as of December 31, 2012 and 2011:

	Pension Plans		Other Postretirement Benefits
	2012	2011	2012	2011
Projected benefit obligation	$2,229.6	$1,945.2	$45.3	$46.0
Accumulated benefit obligation	2,218.5	1,929.3	N/A	N/A
Fair value of plan assets	1,371.7	1,193.5	—	—

Components of Periodic Net Benefit Cost

Net periodic pension cost and net periodic other postretirement benefit plan cost consist of the following:

▪	Service Cost: Service cost represents the increase in the projected benefit obligation as a result of benefits payable to employees on service rendered during the current year.

▪	Interest Cost (on the Liability): Interest cost represents the increase in the amount of projected benefit obligation at the end of each year due to the time value adjustment.

▪	Expected Return on Plan Assets: Expected return on plan assets represents the anticipated return earned by the pension fund assets in a given year.

▪
Net Loss (Gain) Recognition: Actuarial gains and losses occur as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period. The Company immediately recognizes actuarial losses (gains) on the qualified and nonqualified retirement plans as well as the other postretirement benefit plans.

▪
Amortization of Prior Service Cost: This cost represents the recognition of increases or decreases in pension (other postretirement) benefit obligation as a result of changes in plans or initiation of new plans. The increases or decreases in obligation are recognized in AOCI at the time of the particular amendment. The costs are then amortized to pension (other postretirement benefit) expense over the expected service years of the covered employees.

The components of net periodic benefit cost and other changes in plan assets and benefit obligations recognized in Other comprehensive income (loss) were as follows for the years ended December 31, 2012, 2011 and 2010:

	Pension Plans			Other Postretirement Benefits
	2012	2011	2010	2012	2011	2010
Net Periodic (Benefit) Costs:
Service cost	$40.5	$37.5	$38.7	$—	$(2.1)	$—
Interest cost	90.2	95.0	93.2	1.7	2.6	2.7
Expected return on plan assets	(92.6)	(81.6)	(70.3)	—	—	—
Amortization of prior service cost (credit)	(11.1)	(1.3)	0.4	(3.4)	(3.4)	(4.4)
(Gain) loss recognized due to curtailments	(6.9)	—	3.5	—	—	—
Net loss (gain) recognition	170.0	163.3	45.4	1.9	(5.5)	(1.4)
Net periodic (benefit) costs	190.1	212.9	110.9	0.2	(8.4)	(3.1)
Other Changes in Plan Assets and Benefit Obligations Recognized in AOCI:
Prior service cost (credit)	—	(83.6)	—	—	—	—
Amortization of prior service (credit) cost	11.1	1.3	(0.4)	3.4	3.4	4.4
The effect of any curtailment or settlement	6.9	—	(0.1)	—	—	—
Total recognized in AOCI	18.0	(82.3)	(0.5)	3.4	3.4	4.4
Total recognized in net periodic (benefit) costs and AOCI	$208.1	$130.6	$110.4	$3.6	$(5.0)	$1.3

The estimated prior service cost for the pension plans and other postretirement benefit plans are amortized from AOCI into net periodic (benefit) cost. Such amounts included in AOCI and expected to be recognized as components of periodic (benefit) cost in 2013 are as follows:

	Pension Plans	Other Postretirement Benefits
Amortization of prior service cost (credit)	$(10.4)	$(3.4)

Assumptions

The weighted-average assumptions used in determining benefit obligations were as follows:

	Pension Plans		Other Postretirement Benefits
	2012	2011	2012	2011
Discount rate	4.05%	4.75%	4.05%	4.75%
Rate of compensation increase	4.00%	4.00%	N/A	N/A

In determining the discount rate assumption, the Company utilizes current market information provided by its plan actuaries including a discounted cash flow analysis of the Company’s pension obligation and general movements in the current market environment. The discount rate modeling process involves selecting a portfolio of high quality, noncallable bonds that will match the cash flows of the Retirement Plan.

The weighted-average assumptions used in determining net benefit cost were as follows:

	Pension Plans			Other Postretirement Benefits
	2012	2011	2010	2012	2011	2010
Discount rate	4.59%	5.50%	6.00%	4.75%	5.50%	6.00%
Rate of compensation increase	4.00%	4.00%	3.00%	N/A	N/A	N/A
Expected rate of return on plan assets	7.50%	7.50%	8.00%	N/A	N/A	N/A

The expected return on plan assets is updated at least annually, taking into consideration the Plan’s asset allocation, historical returns on the types of assets held in the Retirement Plan's portfolio of assets ("the Fund"), and the current economic environment. Based on these factors, it is expected that the Fund’s assets will earn an average percentage per year over the long term. This estimation is based on an active return on a compound basis, with a reduction for administrative expenses and non-ING investment manager fees paid from the Fund. For estimation purposes, it is assumed the long-term asset mix will be consistent with the current mix. Changes in the asset mix could impact the amount of recorded pension income or expense, the funded status of the Plan, and the need for future cash contributions.

The annual assumed rate of increase in the per capita cost of covered benefits (i.e. health care cost trend rate) for the medical rate within the other post retirement benefit plan is 7.5%, decreasing gradually to 6.0% over the next five years with an ultimate trend rate of 5.0%.

Assumed healthcare cost trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed healthcare cost trend rates would have the following effects:

	One Percentage Point Increase	One Percentage Point Decrease
Effect on the aggregate of service and interest cost components	$0.1	$(0.1)
Effect on accumulated postretirement benefit obligation	2.4	(2.1)

Plan Assets

The Retirement Plan is the only defined benefit plan with plan assets in a trust. The primary financial objective of the Retirement Plan is to secure participant retirement benefits. As such, the key objective in the Retirement Plan’s financial management is to promote stability and, to the extent appropriate, growth in funded status (i.e. the ratio of market value of assets to liabilities). The investment strategy for the Fund balances the requirement to generate returns with the need to control risk. The asset mix is recognized as the primary mechanism to influence the reward and risk structure of the Fund in an effort to accomplish the Retirement Plan’s funding objectives. Desirable target allocations amongst identified asset classes are set and within each asset class, careful consideration is given to balancing the portfolio among industry sectors, geographies, interest rate sensitivity, economic growth, currency and other factors affecting investment returns. The assets are managed by professional investment firms. They are bound by mandates and are measured against benchmarks. Consideration is given to balancing security concentration, investment style, and reliance on particular active investment strategies, among other factors. The Company reviews its asset mix of the Fund on a regular basis. Generally, the pension committee of the Company will rebalance the Fund's asset mix to the target mix as individual portfolios approach their minimum or maximum levels. However, the pension committee has the discretion to deviate from these ranges or to manage investment performance using different criteria.

Derivative contracts may be used for hedging purposes to reduce the Retirement Plan’s exposure to interest rate risk. Interest rate swaps and/or Treasury futures are used to manage the interest rate risk in the Retirement Plan’s fixed maturity portfolio. Interest rate swaps represent contracts that require the exchange of cash flows at regular interim periods. The derivatives do not qualify for hedge accounting.

The Company's pension plan’s target allocation range and actual asset allocation by asset category as of December 31, 2012 and 2011 is presented in the table below:

	Actual Asset Allocation
	2012	2011
Equity securities:
Target allocation range	45%-70%	45%-70%
Large-cap domestic	29.4%	27.1%
Small/Mid-cap domestic	6.8%	7.1%
International commingled funds	12.4%	12.2%
Other	4.4%	4.4%
Total equity securities	53.0%	50.8%
Fixed maturities:
Target allocation range	25%-40%	25%-40%
U.S. Treasuries, short term investments, cash and futures	13.8%	12.8%
U.S. government agencies and authorities	5.6%	8.6%
U.S. corporate, state and municipalities	10.7%	7.9%
Foreign securities	1.1%	1.0%
Residential mortgage-backed securities	4.5%	7.1%
Commercial mortgage-backed securities	1.7%	1.3%
Other asset-backed securities	0.2%	0.5%
Total fixed maturities	37.6%	39.2%
Other investments:
Target allocation range	6%-14%	6%-14%
Hedge funds	4.5%	5.2%
Real estate	4.9%	4.8%
Total other investments	9.4%	10.0%
Total	100.0%	100.0%
The fair values of the pension plan assets as of December 31, 2012 by asset class were as follows:

	2012
	Level 1	Level 2	Level 3(1)	Total
Assets
Fixed maturities, short-term investments and cash:
Cash and cash equivalents	$21.8	$—	$—	$21.8
Short-term investment fund(2)	—	178.1	—	178.1
U.S. government securities	77.5	—	—	77.5
U.S. corporate, state and municipalities	1.1	112.8	—	113.9
Foreign securities	—	14.8	—	14.8
Residential mortgage-backed securities	—	61.4	—	61.4
Commercial mortgage-backed securities	—	22.6	—	22.6
Other asset-backed securities	—	2.6	—	2.6
Private placements	—	32.9	—	32.9
Total fixed maturities	100.4	425.2	—	525.6

Equity securities:
Large-cap domestic	402.9	—	—	402.9
Small/Mid-cap domestic	94.0	—	—	94.0
International commingled funds(3)	—	169.6	—	169.6
Limited partnerships(4)	—	—	60.8	60.8
Total equity securities	496.9	169.6	60.8	727.3

Other investments:
Real estate(5)	—	—	67.4	67.4
Limited partnerships(6)	—	—	62.2	62.2
Total other investments	—	—	129.6	129.6
Total assets	$597.3	$594.8	$190.4	$1,382.5

Liabilities
Derivatives	$10.8	$—	—	$10.8
Total Liabilities	$10.8	$—	$—	$10.8

Net, total pension assets	$586.5	$594.8	$190.4	$1,371.7
(1) Level 3 net assets accounted for 13.9% of total net assets measured at fair value on a recurring basis.
(2) This category includes common collective trust funds invested in the EB Temporary Investment Fund of The Bank of New York Mellon (“Short-term Investment Fund”). The Short-term Investment Fund is designed to provide a rate of return by investing in a full range of high-quality, short-term money market securities. Participant's redemptions in the Short-term Investment Fund may be requested by 2 p.m. eastern standard time and are processed by the following day.

(3)
International Commingled funds are comprised of two assets which use NAV to calculate fair value. Baillie Gifford Funds has a balance of $90.7 and uses a bottom up approach to stock picking. In determining the potential of a company, the fund manager analyzes industry background, competitive advantage, management attitudes and financial strength, and valuation. There are no redemption restrictions in the Baillie Gifford Funds. Silchester has a fund balance of $78.9 that has an investment objective to achieve long-term growth primarily by investing in a diversified portfolio of equity securities of companies located in any country other than the United States. Silchester clients may contribute to and redeem monies from the funds on a monthly basis as of the last business day of each month. Clients must notify Silchester at least six business days before the month-end to make a redemption request. Baillie Gifford and Silchester, as a normal course of business, enter into contracts (commitments) that contain indemnifications or warranties. The funds' maximum exposure under these arrangements is unknown, as this would involve future claims that have not yet occurred. Baillie Gifford and Silchester have no unfunded commitments.

(4) Limited partnerships are comprised of two assets which use NAV to calculate fair value. Pantheon Europe has a balance of $15.5 and Pantheon USA has a balance of $45.3. Their strategy is to create a portfolio of high quality private equity funds, operating across Europe and diversified by stage, sector, geography, manager and vintage year. For the year ended December 31, 2012, Pantheon Europe and Pantheon USA have unfunded commitments of $4.0 and $17.1, respectively, and there were no significant redemption restrictions.
(5) UBS Trumbull Property Fund ("UBS") uses the NAV to calculate fair value. UBS has a balance of $67.4 and is an actively managed core portfolio of equity real estate. The Fund has both relative and real return objectives. Its relative performance objective is to outperform the National Council of Real Estate investment Fiduciaries Open-End Diversified Core ("NFI_ODCE") index over any given three-to-five-year period. The Fund's real return performance objective is to achieve at least a 5% real rate of return (i.e., inflation-adjusted return), before advisory fees, over any given three-to-five-year period. Investors may request redemptions of all or a portion of their units as of the end of a calendar quarter by delivering written notice to the Fund at least 60 days prior to the end of the quarter.
(6) Magnitude Institutional, Ltd. ("MIL") has a balance of $62.2 and is designed to realize appreciation in value primarily through the allocation of capital directly and indirectly among investment funds and accounts.There are significant redemption restrictions in the MIL fund.

The fair values of the pension plan assets at December 31, 2011 by asset class were as follows:

	2011
	Level 1	Level 2	Level 3(1)	Total
Assets
Fixed maturities, short term investments and cash:
Cash and cash equivalents	$18.0	$—	$—	$18.0
Short-term investment fund(2)	—	134.1	—	134.1
U.S. government securities	102.7	—	—	102.7
U.S. corporate, state and municipalities	0.3	79.6	—	79.9
Foreign securities	—	12.2	—	12.2
Residential mortgage-backed securities	—	84.9	—	84.9
Commercial mortgage-backed securities	—	15.0	—	15.0
Other asset-backed securities	—	6.1	—	6.1
Private placements	—	14.3	—	14.3
Total fixed maturities	121.0	346.2	—	467.2

Equity securities:
Large-cap domestic	322.8	—	—	322.8
Small/Mid-cap domestic	84.4	—	—	84.4
International commingled funds(3)	—	146.1	—	146.1
Limited partnerships(4)	—	—	52.4	52.4
Total equity securities	407.2	146.1	52.4	605.7

Other investments:
Real estate(5)	—	—	62.0	62.0
Limited partnerships(6)	—	—	57.7	57.7
Derivatives	3.1	—	—	3.1
Total other investments	3.1	—	119.7	122.8
Total assets	$531.3	$492.3	$172.1	$1,195.7

Liabilities
Derivatives	$—	$1.4	$—	$1.4
Other	—	—	0.8	0.8
Total Liabilities	$—	$1.4	$0.8	$2.2

Net, total pension assets	$531.3	$490.9	$171.3	$1,193.5
(1) Level 3 net assets accounted for 14.4% of total net assets measured at fair value on a recurring basis.
(2) This category includes common collective trust funds invested in the Short-term Investment Fund. The Short-term Investment Fund is designed to provide a rate of return by investing in a full range of high-quality, short-term money market securities. Participants redemptions in the Short-term Investment Fund were the result of the normal course of business, the Trustee permitted redemptions in cash. In order to control liquidity and realized losses on the sale of securities in the Short-term Investment Fund, requests for cash redemptions were not permitted where participants desired to exit the Short-term investment fund.
(3) International Commingled funds are comprised of two assets which use NAV to calculate fair value. Baillie Gifford Funds has a balance of $78.9 and uses a bottom up approach to stock picking. In determining the potential of a company, the fund manager analyzes industry background, competitive advantage, management attitudes and financial strength, and valuation. There are no redemption restrictions in the Baillie Gifford Funds. Silchester has a fund balance of $67.2 that has an investment objective to achieve long-term growth primarily by investing in a diversified portfolio of equity securities of companies located in any country other than the United States. Silchester clients may contribute to and redeem moneys from the funds on a monthly basis as of the first business day of each month. Clients must notify Silchester at least six business days before the month-end to make a redemption request. Baillie Gifford and Silchester, as a normal course of business, enter into contracts (commitments) that contain indemnifications or warranties. The funds' maximum exposure under these arrangements is unknown, as this would involve future claims that have not yet occurred. Baillie Gifford and Silchester have no unfunded commitments.
(4) Limited partnerships are comprised of two assets which use NAV to calculate fair value. Pantheon Europe has a balance of $12.8 and Pantheon USA has a balance of $39.6. Their strategy is to create a portfolio of high quality private equity funds, operating across Europe and diversified by stage, sector, geography, manager and vintage year.
(5) UBS Trumbull Property Fund ("UBS") uses the NAV to calculate fair value. UBS has a balance of $62.0 and is an actively managed core portfolio of equity real estate. The Fund has both relative and real return objectives. Its relative performance objective is to outperform the NFI_ODCE index over any given three-to-five-year period. The Fund's real return performance objective is to achieve at least a 5% real rate of return (i.e., inflation-adjusted return), before advisory fees, over any given three-to-five-year period.
(6) MIL has a balance of $57.7 and is designed to realize appreciation in value primarily through the allocation of capital directly and indirectly among investment funds and accounts.

As described in the Fair Value Measurements note to these Consolidated Financial Statements, pension plan assets are categorized into a three-level fair value hierarchy based upon the inputs available in valuating each of the assets. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). The leveling hierarchy is applied to the pension plans assets as follows:

Cash and cash equivalents: The carrying amounts for cash and cash equivalents reflect the assets' fair value. The fair values for cash and cash equivalents are determined based on quoted market prices. These assets are classified as Level 1.

Short-term Investment Funds : Short term investment funds are valued by investment manager's under the provisions of ASU 2009-12 and are reported as a NAV per share in which is classified as Level 2. See subscript (5) in Fair Value Plan Assets footnote table for a description of the fund's redemption policies.

U.S. government securities and corporate bonds and notes: Fair values for actively traded marketable bonds are determined based upon quoted market prices or dealer quotes and are classified as Level 1 assets. Corporate bonds, ABS, and U.S. agency bonds use observable pricing method such as matrix pricing, market corroborated pricing or inputs such as yield curves and indices. These investments are classified as Level 2.

International Commingled Funds: Commingled funds are classified as Level 2. ASU 2009-12, “Fair Value Measurements and
Disclosures (Topic 820): Investments in certain entities that calculate Net Asset Value per Share (or its Equivalent)” paragraph 10-35-58 allows the reporting entity to categorize alternative assets as a Level 2 when there is an ability to redeem its investments with the investee at net asset value per share at the measurement date. If it is redeemable at a future date, the entity must consider the length of time in which the investment is redeemable in making the determination of the fair value hierarchy level. ASU 2009-12 was effective December 31, 2009. See subscript (3) in Fair Value Hierarchy table footnotes for description of the fund's redemption policies.

Private Placements: Private placements are classified as Level 2 because fair values are primarily determined using a matrix-based pricing model. The model considers the current level of risk-free interest rates, current corporate spreads, the credit quality of the issuer, and cash flow characteristics of the security. Also considered are factors such as the net worth of the borrower, the value of collateral, the capital structure of the borrower, the presence of guarantees, and the Plan's evaluation of the borrower's ability to compete in its relevant market. Using this data, the model generates estimated market values which the Plan considers reflective of the fair value of each privately placed bond.

Equity securities: Fair values are based upon a quoted market price determined in an active market and are included in Level 1. The valuations obtained from broker-dealers are non-binding.

Real estate: Real estate is based on unobservable inputs. The fair value used relies on the investment manager's own assumptions and the use of appraisals. These investments are included in Level 3. The fair value of the investment in this category has been estimated using the NAV per share.

Limited partnerships: Limited partnerships are classified as Level 3 because of the investment manager's use of unobservable inputs in its valuation assumptions. The fair value of the investments in this category has been estimated using the NAV per share.

Derivatives: For the interest rate swaps, the fair values are derived using market observable inputs from third-party sources and are classified as Level 2. Futures contracts are based on unadjusted quoted prices from an active exchange and therefore, are classified as Level 1.

Other Liabilities: Represents the difference between the value of short-term investments as compared to the aggregate value of the collateral received under securities lending arrangements. This is classified as Level 3 since the unobservable inputs are valued by the investment manager's own assumptions.

The following table summarizes the change in fair value of the pension plan's Level 3 assets and liabilities and transfers in and out of Level 3 for the years ended December 31, 2012 and 2011:

	2012
	Fair Value as of January 1	Actual Return on Plan Assets		Purchases			Settlements	Transfers in to Level 3	Transfers out of Level 3	Fair Value as of December 31
		Held at Year-end	Sold During Year		Issuances	Sales
Other liabilities	$(0.8)	$—	$—	$—	$—	$0.8	$—	$—	$—	$—
Real estate	62.0	(0.4)	—	5.8	—	—	—	—	—	67.4
Limited partnerships	110.1	9.7	0.3	7.6	—	(4.7)	—	—	—	123.0
	$171.3	$9.3	$0.3	$13.4	$—	$(3.9)	$—	$—	$—	$190.4

	2011
	Fair Value as of January 1	Actual Return on Plan Assets		Purchases			Settlements	Transfers in to Level 3	Transfers out of Level 3	Fair Value as of December 31
		Held at Year-end	Sold During Year		Issuances	Sales
Other liabilities	$(0.9)	$—	$—	$0.1	$—	$—	$—	$—	$—	$(0.8)
Real estate	54.1	2.4	—	5.5	—	—	—	—	—	62.0
Limited partnerships	93.3	4.4	(0.1)	16.0	—	(3.5)	—	—	—	110.1
	$146.5	$6.8	$(0.1)	$21.6	$—	$(3.5)	$—	$—	$—	$171.3

Expected Future Contributions and Benefit Payments

The expected benefit payments for the Company's pension and postretirement plans to be paid for the years indicated are as follows:

	Pension Benefits	Other Postretirement Benefits Gross
2013	$96.6	$4.7
2014	97.8	4.1
2015	102.7	3.7
2016	107.2	3.2
2017	110.4	2.9
2018-2021	602.1	12.2

The Company expects that it will make a cash contribution of approximately $53.5 to the qualified and non-qualified pension plans and approximately $4.7 to other postretirement plans in 2013.

Defined Contribution Plans

Certain of the Company’s subsidiaries sponsor defined contribution plans. The largest defined contribution plan is the ING Americas Savings Plan and ESOP (the “Savings Plan”). The assets of the Savings Plan are held in independently administered funds. Substantially all employees of the Company are eligible to participate, other than the Company’s agents. The Savings Plan is a tax qualified defined contribution and stock bonus plan, which includes an employee stock ownership plan component. Savings Plan benefits are not guaranteed by the PBGC. The Savings Plan allows eligible participants to defer into the Savings Plan a specified percentage of eligible compensation on a pretax basis. The Company matches such pretax contributions, up to a maximum of 6% of eligible compensation, subject to IRS limits. All matching contributions are subject to a 4 year graded vesting schedule. All contributions made to the Savings Plan are subject to certain limits imposed by applicable law. These plans do not give rise to balance sheet provisions, other than relating to short-term timing differences included in Other liabilities. The amount of cost recognized for the defined contribution pension plans for the years ended December 31, 2012, 2011 and 2010 was $34.4, $38.2, and $37.7, respectively, and is recorded in Operating expenses in the Consolidated Statements of Operations.

Share-based Compensation	12 Months Ended
Dec. 31, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share-based Compensation
Share-based Compensation

Description of Plans

Global Stock Option Plan: During 1999, ING Group amended the ING Group Global Stock Option Plan ("GSOP") to provide for non-qualified options on ING Group common stock for certain key executives in the U.S. The term of the non-qualified options is a ten-year term and vest at a rate of one third per year over the first three years of the option life. Options are granted at fair market value of the underlying stock on the date of grant. ING Group ceased issuing options under the GSOP plan in 2004. While no new GSOP options will be awarded, previously granted GSOP options will remain in place until exercised, lapsed, forfeited, or cancelled. All GSOP options are fully vested.

Long-term Equity Ownership Plan: Starting in 2004, ING Group began issuing options under the Long-term Equity Ownership Plan (“leo”). Under leo, participants are awarded both stock options and performance shares. Leo options are nonqualified options on ING Group shares in the form of American Depository Receipts (“ADRs”). The leo options give the recipient the right to purchase an ING Group share in the form of ADRs at a price equal to the fair market value of one ING Group share on the date of grant. The options have a ten-year term and vest three years from the grant date subject to the participant meeting the three-year service vesting condition. Upon vesting, participants generally have up to seven years in which to exercise their vested options. A shorter exercise period applies in the event of termination due to redundancy, business divestiture, voluntary termination, or termination for cause.

Leo performance shares are a contingent grant of ING Group stock and generally vest three years from the grant date, and can range from 0-200% of target based on ING’s Total Shareholder Return (“TSR”) relative to a peer group of global financial services companies as determined at the end of the vesting period. To vest, a participant must be actively employed on the vesting date, although immediate vesting will occur in the event of the participant’s death, disability or retirement. If a participant is terminated due to redundancy or business divestiture, vesting will occur but in only a portion of the award. Unvested shares are generally subject to forfeiture when an employee voluntarily terminates employment or is terminated for cause (as defined in the leo plan document).

Long-term Sustainable Performance Plan performance shares (“LSPP”) were granted on March 30, 2011 and 2012 with a three year graded vesting schedule. Participants were awarded a conditional right to receive a number of ING Group shares in the form of ADR's in the future. Awards under the LSPP vest, and shares are delivered 1/3 each of the first, second and third anniversary of the award date, provided the participants are still employed by ING. The LSPP performance shares are subject to a performance measure. The number of ADR's that would be ultimately granted at the end of each performance period is dependent upon a measure of the Company's performance over that period.

At the end of the specified performance period, the extent to which ING’s performance targets have been met will determine the actual number of leo and LSPP performance shares that the participants will receive on the vesting date.

Equity Compensation Plan: The Company provides certain key employees with Restricted American Depository Share (“ADS”) units to reward individual performance. ADS units are contingent grants of ING Group ADS’s based upon the financial performance of the Company for units granted. The ADS units are subject to a three-year vesting period from the date of grant. To vest, the participant must be actively employed on the vesting date.

Discretionary Bonus Deferral Shares

Commencing in 2010, ING Group introduced a Discretionary Bonus Deferral plan (“DBD”) to select employees which results in the participant receiving ING shares in the future. If an employee’s gross 2009 bonus (paid in 2010) was $71,500 or more, 1/3 of the total gross value was processed and paid in cash. The remaining 2/3 was deferred primarily in ING shares until vesting date. The recipients were granted a conditional right to a number of DBD shares on May 12, 2010. The DBD shares vest after three years of service on March 13, 2013, providing the participant is still actively employed by the Company.

In 2011, Deferred Shares (ING Group Shares) were awarded under LSPP related to the mandatory 2010 Incentive Compensation Plan (“ICP”) deferral of awards for employees who received an ICP payment greater than $132,700. The deferred amount starts at 10% and increases in steps of 10% depending upon the total ICP payout. The maximum deferral percentage is 50%. Deferred shares vest 1/3 on the first (2012), the second (2013) and third (2014) anniversary of the award date provided that participant is still employed by ING. There are no further performance conditions attached to the shares.

The Share-based compensation plans are denominated in ING stock.

Compensation Cost

Compensation expense related to the share-based compensation plans is recognized based on fair value and on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Differences in actual versus expected experience or changes in expected forfeitures are recognized in the period of change. Compensation expense is principally related to the issuance of stock options, performance shares, restricted stock units, and DBD shares. The majority of the awards granted are made in the first quarter of each year.

Compensation cost recognized and related income tax benefit for stock based compensation plans for the years ended December 31, 2012, 2011 and 2010 are as follows:

	2012		2011		2010
	Total Compensation Cost Recognized	Income Tax Benefit	Total Compensation Cost Recognized	Income Tax Benefit	Total Compensation Cost Recognized	Income Tax Benefit
Stock options	$5.2	$1.8	$9.3	$3.2	$14.7	$5.1
Restricted shares	14.5	5.1	12.1	4.3	15.5	5.4
Performance shares	36.8	12.9	29.3	10.3	11.3	4.0
DBD shares	9.9	3.5	10.1	3.5	5.8	2.0
Total	$66.4	$23.3	$60.8	$21.3	$47.3	$16.5

There were no compensation costs for stock based compensation plans capitalized in deferred acquisition costs for the years ended December 31, 2012, 2011 and 2010.

Performance Shares, Restricted Share Units, and Discretionary Bonus Deferral Shares

The following is a summary of the stock options, restricted shares, ING Group performance shares, and DBD shares outstanding as of December 31, 2012:

	Shares Outstanding
	Stock Options	Restricted Shares	Performance Shares	DBD Shares
Year ended December 31, 2012	19,719,598	3,969,636	8,547,135	2,115,443
Year ended December 31, 2011	23,831,484	4,339,825	6,757,452	1,782,101
Year ended December 31, 2010	27,915,700	4,573,461	4,313,744	953,069

Unrecognized compensation cost

The following is a summary of unrecognized compensation cost and expected weighted average years remaining until vested as of December 31, 2012:

	2012
	Stock Options	Performance Shares	Restricted Share Units	DBD Shares	Total
Unrecognized compensation cost	$0.9	$31.7	$14.3	$6.2	$53.1
Expected weighted average (in years)					1.38

Financing Agreements	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Debt Disclosure [Abstract]
Financing Agreements
Financing Agreements

Short-term Debt

The following table summarizes the Company’s short-term debt including the weighted average interest rate on short-term borrowings outstanding as of the dates indicated:

			Weighted Average Rate
	March 31, 2013	December 31, 2012	March 31, 2013	December 31, 2012
Commercial paper	$4.0	$192.0	1.10%	1.22%
Current portion of long-term debt(1)	317.2	872.6	4.19%	2.42%
Total	$321.2	$1,064.6
(1) See "Affiliated Financing Agreements" in the Related Party Transactions Note to these Condensed Consolidated Financial Statements.

Commercial Paper

The Company has a commercial paper program with an authorized capacity of $3.0 billion, which is guaranteed by ING V. The Company pays ING V 10 basis points ("bps") on the outstanding balance of the commercial paper program as a fee for this guarantee. The Company’s commercial paper borrowings have generally been used to fund the working capital needs of the Company’s subsidiaries and provide short-term liquidity.

Guaranteed Debt

The following amounts guaranteed by ING Group or ING V are included with the Company’s debt obligations as of the dates indicated:

	March 31, 2013	December 31, 2012
Commercial paper	$4.0	$192.0
Lion Connecticut Holdings Inc. debentures(1)	637.2	636.9
Total	$641.2	$828.9
(1) ING Group is guarantor to outstanding legacy debt securities originally issued by Aetna Services, Inc. (formerly Aetna Life and Casualty).

Long-term Debt

The following table summarizes the carrying value of the Company’s long-term debt securities issued and outstanding as of the dates indicated:

	Maturity	March 31, 2013	December 31, 2012
2.20% Syndicated Bank Term Loan, due 2014(1)	04/20/2014	$425.0	$1,350.0
6.75% Lion Connecticut Holdings Inc. debentures, due 2013(2)	09/15/2013	138.5	138.3
7.25% Lion Connecticut Holdings Inc. debentures, due 2023(2)	08/15/2023	158.2	158.1
7.63% Lion Connecticut Holdings Inc. debentures, due 2026(2)	08/15/2026	231.9	231.9
8.42% Equitable of Iowa Companies Capital Trust II Notes, due 2027	04/01/2027	13.9	13.9
6.97% Lion Connecticut Holdings Inc. debentures, due 2036(2)	08/15/2036	108.6	108.6
2.54% Lion Connecticut Holdings Inc. Floating Rate Note, due 2016	04/29/2016	500.0	500.0
1.00% Windsor Property Loan	06/14/2027	4.9	4.9
0.96% Surplus Floating Rate Note	12/31/2037	—	359.3
0.93% Surplus Floating Rate Note(3)	06/30/2037	329.1	329.1
5.5% Senior Notes, due 2022	07/15/2022	849.6	849.6
2.9% Senior Notes, due 2018	02/15/2018	998.3	—
Subtotal		3,758.0	4,043.7
Less: Current portion of long-term debt		317.2	872.6
Total		$3,440.8	$3,171.1
(1) On May 21, 2013, the outstanding loan balance was repaid.
(2) Guaranteed by ING Group.
(3) On April 19, 2013, the note was repaid.

As of March 31, 2013 and December 31, 2012, the Company was in compliance with all debt covenants.

Unsecured senior debt which consists of senior notes, fixed rate notes and other notes with varying interest rates rank highest in priority, followed by subordinated debt which consists of junior subordinated debt securities. Payments of interest and principal on the Company's surplus notes, which are subordinate to all other obligations at the issuer operating insurance company level and senior to obligations issued at ING U.S., Inc., may be made only with the prior approval of the insurance department of the state of domicile.

On July 13, 2012, the Company issued $850.0 in 5.5% unsecured Senior Notes due 2022 (the "2022 Notes") in a private placement with registration rights. The 2022 Notes are guaranteed by Lion Holdings. Interest is paid semi-annually, in arrears, on each January 15 and July 15, commencing on January 15, 2013.

On February 11, 2013, the Company issued $1.0 billion of unsecured 2.9% Senior Notes due 2018 in a private placement with registration rights (the “2018 Notes”). The 2022 Notes are guaranteed by Lion Holdings. Interest is paid semi-annually, in arrears, on each February 15 and August 15, commencing on August 15, 2013. ING Financial Markets, LLC, an affiliate, served as Joint Book Running Manager and was paid $0.3 for its services.

Under the Registration Rights Agreements associated with the 2022 Notes and the 2018 Notes, the Company and Lion Holdings agreed to use reasonable best efforts to cause a registration statement to be filed with the SEC within 365 days after the date of note issuance, or; if earlier, within 30 days after the effectiveness of any registration statement filed by the Company covering the IPO of the Company's equity securities. The registration statement will cover the offer to the holders of the notes to exchange the notes for new notes containing terms identical to the notes except for transfer restrictions.

During the three months ended March 31, 2013, the Company made payments totaling $850.0 on the Syndicated Bank Term Loan from the proceeds of the 2018 Notes.

Aetna Notes

ING Group guarantees various debentures of Lion Holdings that were assumed by Lion Holdings in connection with the Company's acquisition of Aetna's life insurance and related businesses in 2000 (the “Aetna Notes”). Concurrent with the completion of the Company's IPO, the Company entered into a shareholder agreement with ING Group that governs certain aspects of the Company's continuing relationship. The Company agreed in the shareholder agreement to reduce the aggregate outstanding principal amount of Aetna Notes to:

•	no more than $400.0 as of December 31, 2015;

•	no more than $300.0 as of December 31, 2016;

•	no more than $200.0 as of December 31, 2017;

•	no more than $100.0 as of December 31, 2018;

•	and zero as of December 31, 2019.

The reduction in principal amount of Aetna Notes can be accomplished, at the Company's option, through redemptions, repurchases or other means, but will also be deemed to have been reduced to the extent the Company posts collateral with a third-party collateral agent, for the benefit of ING Group, which may consist of cash collateral; certain investment-grade debt instruments; a letter of credit meeting certain requirements; or senior debt obligations of ING Group or a wholly owned subsidiary of ING Group (other than the Company or its subsidiaries).

If the Company fails to reduce the outstanding principal amount of the Aetna Notes, the Company agreed to pay a quarterly fee (ranging from 0.5% per quarter for 2016 to 1.25% per quarter for 2019) to ING Group based on the outstanding principal amount of Aetna Notes which exceed the limits set forth above.

Surplus Notes

On November 1, 2007 Whisperingwind II, LLC, an indirect wholly owned subsidiary of the Company, entered into a Variable Funding Surplus Note Purchase Agreement (the "WWII Purchase Agreement") with Structured Asset Repackaged Trust II, 2005-B (the "STARTS Trust"), a Delaware statutory business trust organized by HSBC Securities (USA), Inc. ("HSBC"), as part of an insurance securitization transaction. Under the WWII Purchase Agreement, Whisperingwind II is provided opportunity for issuance and sale, and for the STARTS Trust to purchase one or more floating rate variable funding surplus notes ("WWII Note"). On December 31, 2012, the Company executed a binding letter of intent with a third party reinsurer on behalf of RLI and Whisperingwind II, LLC, its indirect wholly owned subsidiary, to enter into a novation and recapture agreement related to an existing insurance securitization transaction. As a result, the carrying amount of the WWII Note of $359.3 was paid in full on January 3, 2013, and was cancelled.

On June 29, 2007, Whisperingwind III, LLC, an indirect wholly owned subsidiary of the Company, entered into a Variable Funding Surplus Note Purchase Agreement (the “WWIII Purchase Agreement”) with Structured Asset Repackaged Trust II, 2007-ING WWIII (the “WWIII STARTS Trust”), a Delaware statutory business trust organized by HSBC, as part of an insurance securitization transaction, supporting reserves ceded under a reinsurance agreement with an affiliate. Under the WWIII Purchase Agreement, Whisperingwind III is provided opportunity for issuance and sale, and for the WWIII STARTS Trust to purchase one or more floating rate variable funding surplus notes (the “WWIII Note”) up to an aggregate principal commitment amount of $498.8 with an available commitment period extending through June 30, 2037. Principal and interest repayments cannot be made without prior written approval (or written confirmation of non-disapproval) of the South Carolina Director of Insurance. In anticipation of receiving regulatory approval to redeem the WWIII Note, and upon the agreement of the ceding insurer, WWIII replaced the surplus note with LOCs totaling $305.0. Upon receiving regulatory approval, on April 19, 2013 WWIII executed a Redemption and Cancellation Agreement with WWIII STARTS Trust to redeem the WWIII Note in full. The carrying amount of the WWIII Note $329.1 was paid in full on April 19, 2013, and was cancelled.

Credit Facilities

The Company maintains credit facilities used primarily for collateral required under affiliated reinsurance transactions and also for general corporate purposes. As of March 31, 2013, unsecured and uncommitted credit facilities totaled $3.4 billion, unsecured and committed credit facilities totaled $8.9 billion and secured facilities totaled $275.0. Of the aggregate $12.6 billion ($4.5 billion with ING Bank, N.V. ("ING Bank", an affiliate)) capacity available, the Company utilized $8.5 billion ($2.7 billion with ING Bank) in credit facilities outstanding as of March 31, 2013. Total fees associated with credit facilities for the three months ended March 31, 2013, and 2012 were $45.4 and $55.2, respectively.

The following table outlines the Company's credit facilities, their dates of expiration, capacity and utilization as of March 31, 2013:

	Secured/ Unsecured	Committed/ Uncommitted	Expiration	Capacity	Utilization	Unused Commitment
Obligor / Applicant
ING U.S., Inc.(1) (2)	Unsecured	Committed	4/20/2015	$3,500.0	$2,220.8	$1,279.2
ING U.S., Inc. / Security Life of Denver International Limited, Roaring River LLC(1)	Unsecured	Uncommitted	2/28/2013	1,605.0	15.0	—
Security Life of Denver International Limited(1)(3)	Unsecured	Uncommitted	12/31/2031	1,500.0	1,500.0	—
ING U.S., Inc. / Security Life of Denver International Limited	Unsecured	Committed	8/19/2021	750.0	750.0	—
ING U.S., Inc. / Security Life of Denver International Limited	Unsecured	Committed	11/9/2021	750.0	750.0	—
Security Life of Denver International Limited(1)	Unsecured	Committed	12/31/2013	825.0	825.0	—
ING U.S., Inc. / Security Life of Denver International Limited	Unsecured	Committed	12/27/2022	500.0	500.0	—
ING U.S., Inc. / Security Life of Denver International Limited(1)	Unsecured	Uncommitted	6/30/2013	300.0	225.6	—
ReliaStar Life Insurance Company	Secured	Committed	Conditional	265.0	265.0	—
ING U.S., Inc. / Security Life of Denver International Limited	Unsecured	Committed	12/31/2025	475.0	475.0	—
ING U.S., Inc.	Unsecured	Uncommitted	Various dates	2.1	2.1	—
ING U.S., Inc.	Secured	Uncommitted	Various dates	10.0	4.7	—
ING U.S., Inc. / Roaring River III LLC	Unsecured	Committed	6/30/2022	1,151.2	488.0	663.2
ING U.S., Inc. / Roaring River II LLC	Unsecured	Committed	12/31/2019	995.0	485.0	510.0
Total				$12,628.3	$8,506.2	$2,452.4

Secured facilities				$275.0	$269.7	$—
Unsecured and uncommitted				3,407.1	1,742.7	—
Unsecured and committed				8,946.2	6,493.8	2,452.4
Total				$12,628.3	$8,506.2	$2,452.4

ING Bank				$4,480.0	$2,724.2	$91.4
(1) Refer to the Related Party Transactions Note to these Condensed Consolidated Financial Statements for information.
(2) On April 16, 2013, $305.0 of additional LOCs were issued to replace the WWIII Note which was cancelled.
(3) On May 14, 2013, the $1.5 billion contingent capital LOC facility was terminated. See the Subsequent Events Note to these Condensed Consolidated Financial Statements.

Financing Agreements

Short-term Debt

The following table summarizes the Company’s short-term debt including the weighted average interest rate on short-term borrowings outstanding as of December 31, 2012 and 2011:

			Weighted Average Rate
	2012	2011	2012	2011
Commercial paper	$192.0	$554.6	1.22%	1.19%
Current portion of long-term debt(1)(2)	872.6	500.0	2.42%	0.49%
Total	$1,064.6	$1,054.6
(1) See the "Credit Facilities" section of this note for information on the Term Loan Agreement of the Senior Credit Facility.
(2) See the "Affiliated Financing Agreements" in the Related Party Transactions note to these Consolidated Financial Statements.

Commercial Paper

The Company has a commercial paper program with an authorized capacity of $3.0 billion, which is guaranteed by ING V. The Company pays ING V 10 basis points ("bps") on the outstanding balance of the commercial paper program as a fee for this guarantee. The Company’s commercial paper borrowings have generally been used to fund the working capital needs of the Company’s subsidiaries and provide short-term liquidity.

Guaranteed Debt

The following amounts guaranteed by ING Group or ING V are included with the Company’s debt obligations as of December 31, 2012 and 2011:

	2012	2011
Commercial paper	$192.0	$554.6
Lion Connecticut Holdings Inc. debentures(1)	636.9	635.8
Total	$828.9	$1,190.4
(1) ING Group is guarantor to outstanding legacy debt securities originally issued by Aetna Services, Inc. (formerly Aetna Life and Casualty).

Long-term Debt

The following table summarizes the carrying value of the Company’s long-term debt securities issued and outstanding as of December 31, 2012 and 2011:

	Maturity	2012	2011
2.21% Syndicated Bank Term Loan, due 2014(1)	04/20/2014	$1,350.0	$—
6.75% Lion Connecticut Holdings Inc. debentures, due 2013(2)	09/15/2013	138.3	137.9
7.25% Lion Connecticut Holdings Inc. debentures, due 2023(2)	08/15/2023	158.1	157.6
7.63% Lion Connecticut Holdings Inc. debentures, due 2026(2)	08/15/2026	231.9	231.6
8.42% Equitable of Iowa Companies Capital Trust II notes, due 2027	04/01/2027	13.9	14.0
6.97% Lion Connecticut Holdings Inc. debentures, due 2036(2)	08/15/2036	108.6	108.7
2.56% Lion Connecticut Holdings Inc. Floating Rate Note, due 2016(3)	04/29/2016	500.0	500.0
1.00% Windsor Property Loan	06/14/2027	4.9	4.9
0.96% Surplus Floating Rate Note(4)	12/31/2037	359.3	359.3
0.96% Surplus Floating Rate Note	06/30/2037	329.1	329.1
5.5% Senior Notes, due 2022	07/15/2022	849.6	—
Subtotal		4,043.7	1,843.1
Less: Current portion of long-term debt		872.6	500.0
Total		$3,171.1	$1,343.1
(1) See the "Credit Facilities" section of this note for information on the Term Loan Agreement of the Senior Credit Facility.
(2) Guaranteed by ING Group.
(3) See the "Affiliated Financing Agreements" in the Related Party Transactions note to these Consolidated Financial Statements.
(4) On January 3, 2013, the note was repaid. See the "Surplus Notes" section of this note below.

As of December 31, 2012 and 2011, the Company was in compliance with all debt covenants.

Unsecured senior debt which consists of senior notes, fixed rate notes and other notes with varying interest rates rank highest in priority, followed by subordinated debt which consists of junior subordinated debt securities. Payments of interest and principal on the Company's surplus notes, which are subordinate to all other obligations at the issuer operating insurance company level and senior to obligations issued at ING U.S., Inc., may be made only with the prior approval of the insurance department of the state of domicile.

On July 13, 2012, the Company issued $850.0 in 2022 Notes in a private placement with registration rights. The 2022 Notes are guaranteed by Lion Connecticut Holdings Inc., a wholly owned subsidiary of the Company. Interest is paid semi-annually on each January 15 and July 15, commencing on January 15, 2013. ING Financial Markets, LLC, an affiliate, served as Joint Book Running Manager and was paid $0.3 for its services. The Company used the proceeds of the 2022 Notes to repay $500.0 of the direct borrowings under the Revolving Credit Agreement. The remaining proceeds of the 2022 Notes were used for general corporate purposes including the retirement of commercial paper.

On February 11, 2013, the Company issued $1.0 billion of unsecured 2.9% Senior Notes due 2018 in a private placement with registration rights (the “2018 Notes”). During February 2013, the Company made payments totaling $850.0 on the Syndicated Bank Term from the proceeds of the 2018 Notes. Refer to the Subsequent Events note to these Consolidated Financial Statements for additional information.

Aggregate amounts of future principal payments of long-term debt for the next five years and thereafter are as follows:

2013(1)	$—
2014	975.0
2015	—
2016	500.0
2017	—
Thereafter	1,703.1
Total	$3,178.1
(1) Excludes current portion of long-term debt.

Surplus Notes

On September 30, 2010, after receiving all necessary regulatory approvals, Whisperingwind I, LLC, an indirect wholly owned subsidiary of the Company, revised its securitization structure by terminating the Variable Funding Surplus Note Purchase Agreement (“WWI Purchase Agreement”) with Deutsche Bank AG, Cayman Islands Branch and replacing it with a Credit Facility Agreement with Deutsche Bank AG, New York Branch which was guaranteed by ING V. Upon termination of the WWI Purchase Agreement, Whisperingwind I repaid the outstanding surplus notes principal balance of $198.4. Concurrently, the Company, as applicant, established a letter of credit ("LOC") with an initial posted amount of $180.0. The issuer of the LOC was Deutsche Bank AG, New York Branch, and the beneficiary of the LOC was RLI. This facility has been replaced with a portion of the funding provided by a reimbursement agreement entered into with a third-party bank on September 6, 2012.

On November 1, 2007, Whisperingwind II, LLC, an indirect wholly owned subsidiary of the Company, entered into a Variable Funding Surplus Note Purchase Agreement (the “WWII Purchase Agreement”) with Structured Asset Repackaged Trust II, 2005-B (the “STARTS Trust”), a Delaware statutory business trust organized by HSBC Securities (USA), Inc. (“HSBC”), as part of an insurance securitization transaction. Under the WWII Purchase Agreement, Whisperingwind II is provided opportunity for issuance and sale, and for the STARTS Trust to purchase one or more floating rate variable funding surplus notes (the “WWII Note”) up to an aggregate principal commitment amount of $459.2 with an available commitment period extending through December 31, 2037. The carrying value and par value of the WWII Note at December 31, 2012 and 2011 was $359.3 and $359.3, respectively.

The WWII Note bears interest at a variable rate equal to LIBOR plus periodic adjustments as defined by the WWII Purchase Agreement. Principal and interest repayments cannot be made without prior written approval (or written confirmation of non-disapproval) of the South Carolina Director of Insurance, who can prohibit such payments on the WWII notes if certain statutory capital requirements are not met. Whisperingwind II met these requirements at December 31, 2012 and 2011. Interest paid for the years ended December 31, 2012, 2011 and 2010 was $4.1, $3.1 and $3.2, respectively.

On December 31, 2012, the Company executed a binding letter of intent with a third party reinsurer on behalf of RLI and Whisperingwind II, LLC, its indirect wholly owned subsidiaries, to enter into a novation and recapture agreement related to an existing insurance securitization transaction. As a result, the WWII Note was repaid on January 3, 2013 and recorded as Short-term debt in the December 31, 2012 Consolidated Balance Sheets.

On June 29, 2007, Whisperingwind III, LLC, an indirect wholly owned subsidiary of the Company, entered into a Variable Funding Surplus Note Purchase Agreement (the “WWIII Purchase Agreement”) with Structured Asset Repackaged Trust II, 2007-ING WWIII (the “WWIII STARTS Trust”), a Delaware statutory business trust organized by HSBC, as part of an insurance securitization transaction. Under the WWIII Purchase Agreement, Whisperingwind III is provided opportunity for issuance and sale, and for the WWIII STARTS Trust to purchase one or more floating rate variable funding surplus notes (the “WWIII Note”) up to an aggregate principal commitment amount of $498.8 with an available commitment period extending through June 30, 2037. The carrying value and par value of the WWIII Note at December 31, 2012 and 2011 was $329.1 and $329.1, respectively. The WWIII Note bears interest at a variable rate equal to LIBOR plus periodic adjustments as defined by the WWIII Purchase Agreement. Principal and interest repayments cannot be made without prior written approval (or written confirmation of non-disapproval) of the South Carolina Director of Insurance, who can prohibit such payments on the WWIII Notes if certain statutory capital requirements are not met. Whisperingwind III met these requirements at December 31, 2012 and 2011. Interest paid for the years ended December 31, 2012, 2011 and 2010 was $3.7, $3.0 and $3.1, respectively.

Windsor Property Loan

On June 16, 2007, the State of Connecticut acting on behalf of the Department of Economic and Community Development (“DECD”) loaned ILIAC $9.9 (the “DECD Loan”) in connection with the development of a corporate office facility located at One Orange Way, Windsor, Connecticut (the “Windsor Property”). The loan has a term of twenty years and bears an annual interest rate of 1.00%. As long as no defaults have occurred under the loan, no payments of principal or interest are due for the initial ten years of the loan. For the second ten years of the DECD Loan term, ILIAC is obligated to make monthly payments of principal and interest.

The DECD Loan provided for loan forgiveness during the first five years of the term at varying amounts up to $5.0 if ILIAC and its affiliates met certain employment thresholds at the Windsor Property during that period. On December 1, 2008, the DECD determined that the Company had met the employment thresholds for loan forgiveness and, accordingly, forgave $5.0 of the DECD Loan to ILIAC in accordance with the terms of the DECD Loan. The DECD Loan provides additional loan forgiveness at varying amounts up to $4.9 if ILIAC and its ING affiliates meet certain employment thresholds at the Windsor Property during years five through ten of the loan. ILIAC’s obligations under the DECD Loan are secured by an unlimited recourse guaranty from ING North America Corporation. In November 2012, ILIAC provided a letter of credit to the DECD in the amount of $10.6 as security for its repayment obligations with respect to the loan.

As of December 31, 2012 and 2011, the amount of the loan outstanding was $4.9 and $4.9, respectively, which was reflected in Long-term debt on the Consolidated Balance Sheets.

Credit Facilities

The Company maintains credit facilities used primarily for collateral required under affiliated reinsurance transactions and also for general corporate purposes. As of December 31, 2012, unsecured and uncommitted credit facilities totaled $3.4 billion, unsecured and committed credit facilities totaled $8.9 billion and secured facilities totaled $275.0. Of the aggregate $12.6 billion ($4.5 billion with ING Bank, N.V. ("ING Bank", an affiliate)) capacity available, the Company utilized $8.2 billion ($2.7 billion with ING Bank) in credit facilities outstanding as of December 31, 2012. Total fees associated with credit facilities for the years ended December 31, 2012, 2011 and 2010 were $223.2, $103.4 and $104.0, respectively.

The following table outlines the Company's credit facilities, their dates of expiration, capacity and utilization as of December 31, 2012:

	Secured/ Unsecured	Committed/ Uncommitted	Expiration	Capacity	Utilization	Unused Commitment
Obligor / Applicant
ING U.S., Inc.(1)	Unsecured	Committed	4/20/2015	$3,500.0	$1,953.8	$1,546.2
ING U.S., Inc. / Security Life of Denver International Limited, Roaring River LLC(1)	Unsecured	Uncommitted	2/28/2013	1,605.0	30.1	—
Security Life of Denver International Limited(1)	Unsecured	Uncommitted	12/31/2031	1,500.0	1,500.0	—
ING U.S., Inc. / Security Life of Denver International Limited	Unsecured	Committed	8/19/2021	750.0	750.0	—
ING U.S., Inc. / Security Life of Denver International Limited	Unsecured	Committed	11/9/2021	750.0	750.0	—
Security Life of Denver International Limited(1)	Unsecured	Committed	12/31/2013	825.0	825.0	—
ING U.S., Inc. / Security Life of Denver International Limited	Unsecured	Committed	12/27/2022	500.0	500.0	—
ING U.S., Inc. / Security Life of Denver International Limited(1) (2)	Unsecured	Uncommitted	6/30/2013	300.0	225.6	—
ReliaStar Life Insurance Company	Secured	Committed	Conditional	265.0	265.0	—
ING U.S., Inc. / Security Life of Denver International Limited	Unsecured	Committed	12/31/2025	475.0	475.0	—
ING U.S., Inc.	Unsecured	Uncommitted	Various dates	2.1	2.1	—
ING U.S., Inc.	Secured	Uncommitted	Various dates	10.0	4.7	—
ING U.S., Inc. / Roaring River III LLC	Unsecured	Committed	6/30/2022	1,151.2	445.0	706.2
ING U.S., Inc. / Roaring River II LLC	Unsecured	Committed	12/31/2019	995.0	465.0	530.0
Total				$12,628.3	$8,191.3	$2,782.4

Secured facilities				$275.0	$269.7	$—
Unsecured and uncommitted				3,407.1	1,757.8	—
Unsecured and committed				8,946.2	6,163.8	2,782.4
Total				$12,628.3	$8,191.3	$2,782.4

ING Bank				$4,480.0	$2,720.2	$110.4
(1) Refer to the Related Party Transactions note to these Consolidated Financial Statements for information.
(2) This facility was amended on October 4, 2012 to extend the availability to issue LOCs until June 30, 2013.

On April 20, 2012, the Company entered into a $5.0 billion unsecured Senior Credit Facility ("Credit Facility") with a syndicate of banks, replacing financing that was either internally funded or guaranteed by ING V. The Credit Facility is guaranteed by Lion Connecticut Holdings Inc., a wholly owned subsidiary of the Company. As part of the Credit Facility, the Company entered into a $3.5 billion committed Revolving Credit Agreement ("Revolving Credit Agreement") and a $1.5 billion syndicated Term Loan Agreement ("Term Loan Agreement").

The Revolving Credit Agreement includes a $3.5 billion LOC facility with a revolving credit borrowing sublimit of $1.5 billion. Under the terms of the Revolving Credit Agreement, the revolving credit borrowing sublimit will be reduced by 50% of any debt securities issued by the Company, to a minimum of $750.0. The total amount of LOCs and revolving credit borrowings outstanding at any time may not exceed $3.5 billion. The Revolving Credit Agreement expires on April 20, 2015 at which time any outstanding borrowings are due. The Company must collateralize any LOCs outstanding as of the expiration date of the facility. As of December 31, 2012, $2.0 billion of LOCs were outstanding under the Revolving Credit Agreement. Of this total, LOCs issued by ING Bank amount to $139.6. The costs of the Revolving Credit Agreement vary depending on the current credit rating of the Company. Currently, the Company pays interest equal to LIBOR plus 200 bps on direct borrowings and an issuance fee of 200 bps for LOCs.

As of December 31, 2012, there were no amounts outstanding as revolving credit borrowings. On July 17, 2012, the Company repaid $500.0 of revolving credit borrowings with proceeds from the issuance of the 2022 Notes. Concurrently, as a result of the issuance of the 2022 Notes, the revolving credit borrowing sublimit was reduced by 50% of the issuance to $1,075.0. As a member of the syndicate which entered into the Revolving Credit Agreement, ING Bank committed up to $250.0 in financing. ING Bank acted as Joint Lead Arranger, Joint Book Manager and Documentation Agent for these transactions. For these services, ING Bank received various fees totaling $3.3.

As part of the Credit Facility, the Company borrowed $1.5 billion under the Term Loan Agreement. The Company pays interest that varies based on its current credit rating. Currently, the interest rate is equal to LIBOR plus 200 bps. The Company is required to make principal payments totaling 5.0% of the original borrowing amount each 3 months for the first 12 months and 7.5% each 3 months for the second 12 months. The Term Loan Agreement expires on April 20, 2014 at which time all remaining borrowed amounts are due.

Commitments and Contingencies	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies

Commitments

Through the normal course of investment operations, the Company commits to either purchase or sell securities, mortgage loans, or money market instruments, at a specified future date and at a specified price or yield. The inability of counterparties to honor these commitments may result in either a higher or lower replacement cost. Also, there is likely to be a change in the value of the securities underlying the commitments.

As of March 31, 2013, the Company had off-balance sheet commitments to purchase investments equal to their fair value of $801.6, of which $247.1 relates to consolidated investment entities. As of December 31, 2012, the Company had off balance sheet commitments to purchase investments equal to their fair value of $890.1, of which $254.9 relates to consolidated investment entities.

Insurance Company Guaranty Fund Assessments

Insurance companies are assessed the costs of funding the insolvencies of other insurance companies by the various state guaranty associations, generally based on the amount of premiums companies collect in that state.

The Company accrues the cost of future guaranty fund assessments based on estimates of insurance companies insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of premiums written in each state. The Company has estimated this undiscounted liability, which is included in Other liabilities on the Condensed Consolidated Balance Sheets, to be $51.2 and $51.3 as of March 31, 2013 and December 31, 2012, respectively. The Company has also recorded an asset in Other assets on the Condensed Consolidated Balance Sheets of $20.9 as of March 31, 2013 and December 31, 2012 for future credits to premium taxes.

Restricted Assets

The Company is required to maintain assets on deposit with various regulatory authorities to support its insurance operations. The Company may also post collateral in connection with certain securities lending, repurchase agreements, funding agreements, credit facilities and derivative transactions. The components of the fair value of the restricted assets were as follows as of the dates indicated:

	March 31, 2013	December 31, 2012
Fixed maturity collateral pledged to FHLB	$3,404.8	$3,400.9
FHLB restricted stock(1)	144.4	144.6
Other fixed maturities-state deposits	287.4	262.1
Securities pledged(2)	1,774.7	1,605.5
Total restricted assets	$5,611.3	$5,413.1
(1) Included in Other investments in the Condensed Consolidated Balance Sheets.
(2) Includes the fair value of loaned securities of $804.8 and $601.8 as of March 31, 2013 and December 31, 2012, respectively, which is included in Securities pledged on the Condensed Consolidated Balance Sheets. In addition, as of March 31, 2013 and December 31, 2012, the Company delivered securities as collateral of $969.8 and $1.0 billion, respectively, which was included in Securities pledged in the Condensed Consolidated Balance Sheets.

Federal Home Loan Bank Funding Agreements

The Company is a member of the FHLB of Des Moines and the FHLB of Topeka and is required to pledge collateral that backs funding agreements issued to the FHLB. As of March 31, 2013 and December 31, 2012, the Company had $2.6 billion in non-putable funding agreements, which are included in Contract owner account balances on the Condensed Consolidated Balance Sheets. As of March 31, 2013 and December 31, 2012, the Company had $265.0, in LOCs issued by the FHLBs. As of March 31, 2013 and December 31, 2012, assets with a market value of approximately $3.1 billion, collateralized the FHLB funding agreements. As of March 31, 2013 and December 31, 2012, assets with a market value of approximately $338.5 and $336.5, respectively, collateralized the FHLB LOCs. Assets pledged to the FHLBs are included in Fixed maturities, available-for-sale, on the Condensed Consolidated Balance Sheets.

Litigation and Regulatory Matters

The Company is a defendant in a number of litigation matters arising from the conduct of its business, both in the ordinary course and otherwise. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages and other relief. Claimants are not always required to specify the monetary damages they seek or they may be required only to state an amount sufficient to meet a court's jurisdictional requirements. Moreover, some jurisdictions allow claimants to allege monetary damages that far exceed any reasonable possible verdict. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim often bears little relevance to the merits or potential value of a claim. Litigation against the Company includes a variety of claims including negligence, breach of contract, fraud, violation of regulation or statute, breach of fiduciary duty, negligent misrepresentation, failure to supervise, elder abuse and other torts.

As with other financial services companies, the Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company to cooperate fully in these matters.

The outcome of a litigation or regulatory matter and amount or range of potential loss is difficult to forecast and estimating potential losses requires significant management judgment. It is not possible to predict the ultimate outcome or to provide reasonably possible losses or ranges of losses for all pending regulatory matters and litigation. While it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known, management believes that the outcome of pending litigation and regulatory matters is not likely to have such an effect. However, given the large and indeterminate amounts sought and the inherent unpredictability of such matters, it is possible that an adverse outcome in certain of the Company's litigation or regulatory matters could, from time to time, have a material adverse effect upon the Company's results of operations or cash flows in a particular quarterly or annual period.

For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. This paragraph contains an estimate of reasonably possible losses above any amounts accrued. For matters where the Company, however, believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued, the estimate reflects the reasonably possible range of loss in excess of the accrued amounts. For matters for which a reasonably possible (but not probable) range of loss exists, the estimate reflects the reasonably possible and unaccrued loss or range of loss. As of March 31, 2013, the Company estimates the aggregate range of reasonably possible losses, in excess of any amounts accrued for these matters as of such date, to be up to approximately $100.0.

For other matters, the Company is currently not able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from plaintiffs and other parties, investigation of factual allegations, rulings by a court on motions or appeals, analysis by experts and the progress of settlement discussions. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and regulatory contingencies and updates the Company's accruals, disclosures and reasonably possible losses or ranges of loss based on such reviews.

Litigation against the Company includes a case styled Healthcare Strategies, Inc., Plan Administrator of the Healthcare Strategies Inc. 401(k) Plan  v. ING Life Insurance and Annuity Company (U.S.D.C. D. CT, filed February 22, 2011), in which sponsors of 401(k) plans governed by the Employee Retirement Income Security Act ("ERISA") claim that ILIAC has entered into revenue sharing agreements with mutual funds and others in violation of the prohibited transaction rules of ERISA. Among other things, the plaintiffs seek disgorgement of all revenue sharing payments and profits earned in connection with such payments, an injunction barring the practice of revenue sharing, and attorney fees. On September 26, 2012, the district court certified the case as a class action in which the named plaintiffs represent approximately 15,000 similarly situated plan sponsors. ILIAC denies the allegations and is vigorously defending this litigation.

Regulatory matters include considerable regulatory scrutiny regarding whether and to what extent life insurance companies are using the United States Social Security Administration's Death Master File ("SSDMF") to proactively ascertain when customers have deceased and to pay benefits even where no claim for benefits has been made. The Company has received industry-wide and company-specific inquiries and is engaged in multi-state market conduct examinations with respect to its claims settlement practices, including its use of Personal Transition Accounts and of the SSDMF and compliance with unclaimed property laws. A majority of states are conducting an audit of the Company's compliance with unclaimed property laws. The Company also has been reviewing whether benefits are owed and whether reserves are adequate in instances where an insured appears to have died, but no claim for death benefits has been made. Some of the investigations, exams, inquiries and audits could result in regulatory action against the Company. The potential outcome of such action is difficult to predict but could subject the Company to adverse consequences, including, but not limited to, settlement payments, additional payments to beneficiaries and additional escheatment of funds deemed abandoned under state laws. The investigations may also result in fines and penalties and changes to the Company's procedures for the identification and escheatment of abandoned property and other financial liability.

Commitments and Contingencies

Leases

The Company leases its office space and certain equipment under operating leases, the longest term of which expires in 2023.

For the years ended December 31, 2012, 2011 and 2010, rent expense for leases was $41.7, $51.3 and $55.8, respectively. The future net minimum payments under noncancelable leases for the years ended December 31, 2013 through 2017 are estimated to be $41.9, $30.3, $24.8, $21.3 and $18.1, respectively, and $22.9, thereafter. The Company pays substantially all expenses associated with its leased and subleased office properties.

Commitments

Through the normal course of investment operations, the Company commits to either purchase or sell securities, mortgage loans, or money market instruments, at a specified future date and at a specified price or yield. The inability of counterparties to honor these commitments may result in either a higher or lower replacement cost. Also, there is likely to be a change in the value of the securities underlying the commitments.

As of December 31, 2012, the Company had off-balance sheet commitments to purchase investments equal to their fair value of $890.1, of which $254.9 relates to consolidated investment entities. As of December 31, 2011, the Company had off balance sheet commitments to purchase investments equal to their fair value of $1.3 billion, of which $470.9 relates to consolidated investment entities.

Collateral

Under the terms of the Company’s Over-The-Counter Derivative ISDA Agreements, the Company may receive from, or deliver to, counterparties, collateral to assure that all terms of the ISDA Agreements will be met with regard to the CSA. The terms of the CSA call for the Company to pay interest on any cash received equal to the Federal Funds rate. As of December 31, 2012, the Company held $890.3 of net cash collateral related to derivative contracts. As of December 31, 2012, the Company delivered $32.8 and $11.8 of cash collateral related to derivative contracts and credit facilities, respectively. As of December 31, 2011, the Company held $757.7 of net cash collateral related to derivative contracts. As of December 31, 2011, the Company delivered $40.0 and $11.8 of cash collateral related to derivative contracts and credit facilities, respectively. The collateral held and delivered is included in Payables under securities loan agreements, including collateral held and Short-term investments under securities loan agreements, including collateral delivered, respectively, on the Consolidated Balance Sheets. In addition, as of December 31, 2012 and December 31, 2011, the Company delivered securities as collateral of $1.0 billion and $1.3 billion, respectively, which was included in Securities pledged on the Consolidated Balance Sheets.

Insurance Company Guaranty Fund Assessments

Insurance companies are assessed the costs of funding the insolvencies of other insurance companies by the various state guaranty associations, generally based on the amount of premiums companies collect in that state.

The Company accrues the cost of future guaranty fund assessments based on estimates of insurance companies insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of premiums written in each state. The Company has estimated this undiscounted liability, which is included in Other liabilities on the Consolidated Balance Sheets, to be $51.3 and $58.9 as of December 31, 2012 and 2011, respectively. The Company has also recorded an asset in Other assets on the Consolidated Balance Sheets of $20.9 and $21.0 as of December 31, 2012 and 2011 for future credits to premium taxes.

Federal Home Loan Bank Funding Agreements

The Company is a member of the FHLB of Des Moines and the FHLB of Topeka and is required to pledge collateral that backs funding agreements issued to the FHLB. As of December 31, 2012 and 2011, the Company had $2.6 billion and $3.2 billion in non-putable funding agreements, respectively, which are included in Contract owner account balances on the Consolidated Balance Sheets. As of December 31, 2012 and 2011, the Company had $265.0 and $265.0, respectively, in LOCs issued by the FHLBs. As of December 31, 2012 and 2011, assets with a market value of approximately $3.1 billion and $3.8 billion, respectively, collateralized the FHLB funding agreements. As of December 31, 2012 and 2011, assets with a market value of approximately $336.5 and $354.0, respectively, collateralized the FHLB LOCs. Assets pledged to the FHLBs are included in Fixed maturities, available-for-sale, on the Consolidated Balance Sheets.

Restricted Assets

The Company is required to maintain assets on deposit with various regulatory authorities to support its insurance operations. The Company may also post collateral in connection with certain securities lending, repurchase agreements, funding agreement, credit facilities and derivative transactions as described further in this note. The components of the fair value of the restricted assets were as follows as of December 31, 2012 and 2011:

	2012	2011
Fixed maturity collateral pledged to FHLB	$3,400.9	$4,106.5
FHLB restricted stock(1)	144.6	172.9
Other fixed maturities-state deposits	262.1	260.8
Securities pledged(2)	1,605.5	2,253.5
Total restricted assets	$5,413.1	$6,793.7
(1)Reported in Other investments on the Consolidated Balance Sheets.
(2) Includes the fair value of loaned securities of $601.8 and $1.0 billion as of December 31, 2012 and 2011, respectively, which is included in Securities pledged on the Consolidated Balance Sheets.

Litigation and Regulatory Matters

The Company is a defendant in a number of litigation matters arising from the conduct of its business, both in the ordinary course and otherwise. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages and other relief. Claimants are not always required to specify the monetary damages they seek or they may be required only to state an amount sufficient to meet a court's jurisdictional requirements. Moreover, some jurisdictions allow claimants to allege monetary damages that far exceed any reasonable possible verdict. The variability in pleading requirement and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim oftentimes bears little relevance to the merits or potential value of a claim. Litigation against the Company includes a variety of claims including negligence, breach of contract, fraud, violation of regulation or statute, breach of fiduciary duty, negligent misrepresentation, failure to supervise, elder abuse and other torts. Due to the uncertainties of litigation, the outcome of a litigation matter and the amount or range of potential loss is difficult to forecast and a determination of potential losses requires significant management judgment.

As with other financial services companies, the Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company to cooperate fully in these matters.

It is not possible to predict the ultimate outcome or to provide reasonably possible losses or ranges of losses for all pending regulatory matters and litigation. While it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known, management believes that the outcome of pending litigation and regulatory matters is not likely to have such an effect. However, given the large and indeterminate amounts sought and the inherent unpredictability of such matters, it is possible that an adverse outcome in certain of the Company's litigation or regulatory matters could, from time to time, have a material adverse effect upon the Company's results of operations or cash flows in a particular quarterly or annual period.

For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company, however, believes a loss is reasonably possible, but not probable, no accrual is required to be made. Accordingly, the estimate contained in this paragraph reflects both types of matters. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued, the estimate reflects the reasonably possible range of loss in excess of the accrued amounts. For other matters included within this estimation, for which a reasonably possible but not probable, range of loss exists, the estimate reflects the reasonably possible and unaccrued loss or range of loss. As of December 31, 2012, the Company estimates the aggregate range of reasonably possible losses, in excess of any amounts accrued for these matters as of such date, to be up to approximately $100.0.

For other matters, the Company is currently not able to estimate the reasonably possible loss or range of loss. It is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from plaintiffs and other parties, investigation of factual allegations, rulings by a court on motions or appeals, analysis by experts and the progress of settlement discussions. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and regulatory contingencies and updates the Company's accruals, disclosures and reasonably possible losses or ranges of loss based on such reviews.

Litigation against the Company includes a case styled Healthcare Strategies, Inc., Plan Administrator of the Healthcare Strategies Inc. 401(k) Plan  v. ING Life Insurance and Annuity Company (U.S.D.C. D. CT, filed February 22, 2011), which has been filed by the administrator of a 401(k) Employee Retirement Income Security Act ("ERISA") Plan who claims that the Company has entered into revenue sharing agreements with mutual funds and others in violation of the prohibited transaction rules of the ERISA. Among other things, Claimant seeks declaratory relief and the disgorgement of all revenue sharing payments and profits earned in connection with such payments, as well as attorney's fees. On January 26, 2012, Plaintiff filed a motion requesting to be allowed to represent a class of similarly situated ERISA Plans, which the Court granted on September 26, 2012. The Company denies Claimant's allegations and is vigorously defending this litigation.

The regulatory examination of the policy applied by one of the Company's subsidiaries for addressing and correcting an error that is made when processing the trade instructions of an ERISA plan or one of its participants was settled in the fourth quarter of 2012. Under the policy, the subsidiary absorbs any loss and retains any gain that results from such an error correction. The resolution did not have a material impact on the Company's results of operations or financial position. Regulatory matters include considerable regulatory scrutiny regarding whether and to what extent life insurance companies are using the United States Social Security Administration's Death Master File ("SSDMF") to proactively ascertain when customers have deceased and to pay benefits even where no claim for benefits has been made. The Company has received industry-wide and company-specific inquiries and is engaged in multi-state market conduct examinations with respect to its claims settlement practices, including its use of Personal Transition Accounts and of the SSDMF and compliance with unclaimed property laws. A majority of states are conducting an audit of the Company's compliance with unclaimed property laws. The Company also has been reviewing whether benefits are owed and whether reserves are adequate in instances where an insured appears to have died, but no claim for death benefits has been made. Some of the investigations, exams, inquiries and audits could result in regulatory action against the Company. The potential outcome of such action is difficult to predict but could subject the Company to adverse consequences, including, but not limited to, settlement payments, additional payments to beneficiaries and additional escheatment of funds deemed abandoned under state laws. They may also result in fines and penalties and changes to the Company's procedures for the identification and escheatment of abandoned property and other financial liability.

Related Party Transactions	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Related Party Transactions [Abstract]
Related Party Transactions
Related Party Transactions

In the normal course of business, the Company enters into various transactions with affiliated companies. Parties are considered to be related if one party has the ability to control or exercise significant influence over the other party in making financial or operating decisions.

The following tables summarize income and expense from transactions with related parties for the periods indicated:

	Three Months Ended March 31,
	2013		2012
	Income	Expense	Income	Expense
ING V	$0.4	$3.3	$0.5	$0.8
ING Group	4.2	5.0	—	10.0
ING Bank	(0.4)	18.4	10.6	33.4
Other	3.6	3.7	3.8	1.5
Total	$7.8	$30.4	$14.9	$45.7

Assets and liabilities from transactions with related parties as of the dates indicated are shown in the following table:

	March 31, 2013		December 31, 2012
	Assets	Liabilities	Assets	Liabilities
ING V	$0.4	$501.9	$0.3	$501.9
ING Group	9.5	0.8	3.4	0.1
ING Bank	36.3	43.5	33.6	33.6
Other	3.6	1.8	2.2	1.1
Total	$49.8	$548.0	$39.5	$536.7

The material agreements whereby the Company generates revenues and expenses with affiliated entities are as follows:

Credit Facilities

The Company is a borrower in several credit facility agreements with ING Bank, in which ING Bank provides LOC capacity. The Company had accrued payables of $17.1 and $18.4 as of March 31, 2013 and December 31, 2012, respectively. The Company incurred expenses of $17.7 and $32.0 for the three months ended March 31, 2013 and 2012, respectively.

On December 31, 2011, Security Life of Denver International Limited ("SLDI") entered into a $1.5 billion contingent capital LOC facility with ING Bank to support its reinsurance obligations to ING USA Annuity and Life Insurance Company (“ING USA”), another of the Company's wholly-owned subsidiaries, related to variable annuity cessions from ING USA to SLDI. The contingent capital LOC facility was unconditional and irrevocable and pursuant to its terms, was to expire on December 31, 2031.

Following the deposit by SLDI of contributed capital as cash collateral into a funds withheld trust account to support its reinsurance obligations to ING USA, the $1.5 billion contingent capital LOCs issued under the contingent capital LOC facility were cancelled and on May 14, 2013, the $1.5 billion contingent capital LOC facility was terminated. See the Subsequent Events Note to these Condensed Consolidated Financial Statements.

Derivatives

The Company is party to several derivative contracts with ING V and ING Bank and one or more of ING Bank's subsidiaries. Each of these contracts were entered into as a result of a competitive bid, which included unaffiliated counterparties. The Company is exposed to various risks relating to its ongoing business operations, including but not limited to interest rate risk, foreign currency risk and equity market risk. To manage these risks, the Company uses various strategies, including derivatives contracts, certain of which are with related parties, such as interest rate swaps, equity options and currency forwards.

As of March 31, 2013 and December 31, 2012, the outstanding notional amounts were $2.3 billion (consisting of interest rate swaps of $2.1 billion and equity options of $222.3) and $2.1 billion (consisting of interest rate swaps of $1.9 billion and equity options of $265.7), respectively. As of March 31, 2013 and December 31, 2012, the market values for these contracts were $7.1 and $15.6, respectively. For the three months ended March 31, 2013, and 2012, the Company recorded net realized capital gains (losses) of $(1.4) and $7.5, respectively, with ING Bank and ING V.

The Company has sold protection under certain credit default swap derivative contracts that are supported by a guarantee provided by ING V. As of March 31, 2013 and December 31, 2012, the maximum potential future exposure to the Company on credit default swaps supported by the ING V guarantee was $1.0 billion.

Related Party Transactions

In the normal course of business, the Company enters into various transactions with affiliated companies. Parties are considered to be related if one party has the ability to control or exercise significant influence over the other party in making financial or operating decisions.

The following tables summarize income and expense from transactions with related parties for the years ended December 31, 2012, 2011 and 2010:

	2012		2011		2010
	Income	Expense	Income	Expense	Income	Expense
ING V	$1.8	$13.5	$11.1	$38.9	$(36.6)	$115.2
ING Group	13.9	8.2	—	78.1	—	78.3
ING Bank	35.5	104.6	367.9	67.1	(106.5)	91.0
Other	10.5	7.9	18.4	20.7	17.6	13.3
Total	$61.7	$134.2	$397.4	$204.8	$(125.5)	$297.8

Assets and liabilities from transactions with related parties as of December 31, 2012 and 2011 are shown in the following table:

	2012		2011
	Assets	Liabilities	Assets	Liabilities
ING V	$0.3	$501.9	$0.4	$502.1
ING Group	3.4	0.1	0.4	—
ING Bank	33.6	33.6	13.7	14.7
Other	2.2	1.1	9.7	1.1
Total	$39.5	$536.7	$24.2	$517.9

The material agreements whereby the Company generates revenues and expenses with affiliated entities are as follows:

Credit Facilities

The Company is a borrower in several credit facility agreements with ING Bank, in which ING Bank provides LOC capacity. The Company had accrued payables of $18.4 and $8.9 as of December 31, 2012 and 2011, respectively. The Company incurred expenses of $98.2, $43.7 and $62.6, for the years ended December 31, 2012, 2011 and 2010, respectively.

During 2010, 2011 and 2012, the Company utilized $825.0 of capacity from a committed LOC facility with ING Bank completed in September 2008 to support the reinsurance obligations of the Company’s Cayman Islands subsidiary, Security Life of Denver International Limited ("SLDI"). Refer to the "Collateral Support for Reinsurance Contracts" section of the Consolidated Investment Entities note to the Consolidated Financial Statements for further discussion.

On May 4, 2010 the Company entered into a $2.5 billion syndicated LOC facility (the "2010 Syndicated Facility") to replace a $2.45 billion bilateral facility with ING Bank. ING Bank was a provider of $570.0 of the $2.5 billion of capacity from the 2010 Syndicated Facility. The 2010 Syndicated Facility supported the reinsurance obligations of SLDI and the Company's onshore captive reinsurers. ING V was the guarantor and indemnified the bank syndicate up to $2.5 billion. Since the 2010 Syndicated Facility agreement matured at the end of August 2011 (such that letters of credit outstanding had a final expiration date of no later than August 30, 2012), the Company's capacity at December 31, 2011 was equal to the amount of letters of credit outstanding of $2.138 billion; of which ING Bank's share was $487.0. On April 20, 2012, upon the cancellation of the 2010 Syndicated Facility and all LOCs issued thereunder, ING U.S., Inc. entered into the Revolving Credit Agreement. $1.4 billion in LOCs under the Revolving Credit Agreement were issued to replace $1.4 billion of LOCs previously issued under the 2010 Syndicated Facility. ING Bank has committed to providing $250.0 of the $3.5 billion in total financing under the Revolving Credit Agreement.

On June 22, 2010, the Company entered into a $2.3 billion bilateral LOC facility with ING Bank. The facility supports the reinsurance obligations of SLDI and the Company's onshore captive reinsurers. ING V is the guarantor and indemnifies ING Bank up to $2.3 billion. The facility matured at the end of September 2011, however the Company and ING Bank completed an amendment in December 2011 to extend the maturity of $1.575 billion of capacity under the bilateral facility until February 28, 2012 (such that letters of credit outstanding have a final expiration date of no later than February 28, 2013). The agreement also includes $30.0 of letters of credit issued by ING Bank which expire in 2026 so that the total amount of the facility is $1.605 billion. ING V remains the guarantor and indemnifies ING Bank up to $1.605 billion. As of December 31, 2012 all letters of credit under this facility have been cancelled except $30.1.

On July 1, 2011, the Company entered into a $625.0 bilateral LOC facility agreement with ING Bank in connection with reinsurance treaties entered into by SLDI, which were subsequently retroceded to Hannover Re (Ireland) Plc. As part of this agreement, SLDI also assigned all cash flows related to the underlying business to ING Bank. This facility matured on June 30, 2012. Effective October 4, 2012, however, the facility was reduced to $300.0 and extended for another year until June 30, 2013.

On December 31, 2011, the Company entered into a $1.5 billion contingent capital LOC facility with ING Bank to support the reinsurance obligations of SLDI to another of the Company's wholly-owned subsidiaries, which is unconditional and irrevocable and expires on December 31, 2031.

Affiliated Financing Agreements

The Company previously borrowed funds from time to time from ING V under a facility loan agreement (the "Facility Loan Agreement"). The borrowings under the Facility Loan Agreement were made at varying rates of interest and had varying maturity dates. The Company incurred no interest for the year ended December 31, 2012. The Company incurred interest of $32.1 and $32.9 for the years ended December 31, 2011 and 2010, respectively.

During 2011, the Company made an additional $263.0 of borrowings under the Facility Loan Agreement. Subsequently, during 2011, ING V contributed to the Company all borrowings under the Facility Loan Agreement. The debt outstanding under the Facility Loan Agreement was immediately extinguished as a result of the contribution. The borrowings contributed had a book value and fair value of $4.0 billion.

In 2007 the Company entered into a $500.0 par floating rate loan agreement with ING V pursuant to which the Company pays a variable rate of interest based on three month LIBOR. This note originally was to have matured on August 10, 2012. Effective April 13, 2012, however, the term of the note was extended until 2016. The Company had debt of $500.0 and $500.0 as of December 31, 2012 and 2011, respectively, related to this loan agreement. The Company had accrued interest of $1.7 and $0.4 as of December 31, 2012 and 2011, respectively. The Company incurred interest of $12.5, $1.8 and $1.9, for the years ended December 31, 2012, 2011 and 2010, respectively.

In 2006 the Company entered into a $500.0 par fixed rate loan agreement with ING V in which the Company paid a fixed rate of interest of 6.199%. The loan had an original maturity date of September 29, 2031. This note could be called without penalty at the discretion of the Company on or after December 8, 2015 or at any March 8, June 8, September 8, or December 8 thereafter. On January 21, 2010, ING V contributed the loan to the Company and it was immediately extinguished. The Company incurred interest of $1.7 for the year ended December 31, 2010. The Company recorded a loss on extinguishment of $12.0 in 2010, which was recorded in Interest expense in the Consolidated Statements of Operations.

In 2006 the Company entered into a $500.0 par fixed rate loan agreement with ING V in which the Company paid a fixed rate of interest of 6.249%. The loan had an original maturity date of September 29, 2036. This note could be called at the discretion of the Company on or after December 8, 2015 or at any March 8, June 8, September 8, or December 8 thereafter. On January 21, 2010, ING V contributed the loan to the Company and it was immediately extinguished. The Company incurred interest of $1.7 for the year ended December 31, 2010. The Company recorded a loss on extinguishment of $13.3 in 2010, which was recorded in Interest expense in the Consolidated Statements of Operations.

In 2008 the Company entered into a $1,000.0 par fixed rate loan agreement with ING V in which the Company paid a fixed rate of interest of 4.99%. The loan had an original maturity date of October 15, 2012. On January 21, 2010, ING V contributed the loan to the Company and it was immediately extinguished. The Company incurred interest of $2.8 for the year ended December 31, 2010. The Company recorded a loss on extinguishment of $49.8 in 2010, which was recorded in Interest expense in the Consolidated Statements of Operations.

In 2008 the Company entered into a $1,000.0 par fixed rate loan agreement with ING V in which the Company paid a fixed rate of interest of 4.517%. The loan had an original maturity date of September 15, 2013. On January 21, 2010, ING V contributed the loan to the Company and it was immediately extinguished. The Company incurred interest of $2.5 for the year ended December 31, 2010. The Company recorded a loss on extinguishment of $33.2 in 2010, which was recorded in Interest expense in the Consolidated Statements of Operations.

In 2000 the Company entered into a $1,020.0 par fixed rate loan agreement with ING V in which the Company paid a fixed rate of interest of 6.39%. The loan had an original maturity date of December 27, 2010. At its stated maturity date, the loan was replaced with a similar amount of borrowings under the Facility Loan Agreement. The Company incurred interest of $64.3 for the year ended December 31, 2010.

Derivatives

The Company is party to several derivative contracts with ING V and ING Bank and one or more of ING Bank's subsidiaries. Each of these contracts were entered into as a result of a competitive bid, which included unaffiliated counterparties. The Company is exposed to various risks relating to its ongoing business operations, including but not limited to interest rate risk, foreign currency risk and equity market risk. To manage these risks, the Company uses various strategies, including derivatives contracts, certain of which are with related parties, such as interest rate swaps, equity options and currency forwards.

As of December 31, 2012 and 2011, the outstanding notional amounts were $2.1 billion (consisting of interest rate swaps of $1.9 billion, equity options of $265.7) and $1.4 billion (consisting of interest rate swaps of $1.0 billion and equity options of $384.6), respectively. As of December 31, 2012 and 2011, the market values for these contracts were $15.6 and $7.9, respectively. For the years ended December 31, 2012, 2011 and 2010, the Company recorded net realized capital gains (losses) of $20.1, $376.4 and $(144.4), respectively, with ING Bank and ING V.

The Company has sold protection under certain credit default swap derivative contracts that are supported by a guarantee provided by ING V. As of December 31, 2012 and 2011, the maximum potential future exposure to the Company on credit default swaps supported by the ING V guarantee was $1.0 billion and $1.0 billion, respectively.

Operating Agreements

ING Investment Management LLC (“IIM”), a wholly owned subsidiary of the Company, has certain operating agreements whereby it generates revenues and incurs expenses with affiliated entities. As of December 31, 2012, IIM generated revenues and incurred expenses of $20.0 and $8.8, respectively, with ING V, ING Group and other affiliates under the following operating agreements. As of December 31, 2011, IIM generated revenues and incurred expenses of $20.6 and $17.8, respectively, with ING V, ING Group and other affiliates under the following operating agreements. As of December 31, 2010, IIM generated revenues and incurred expenses of $18.9 and $21.9, respectively, with ING V and Other Affiliates, under the following operating agreements:

▪
IIM manages, co-manages, and distributes certain investment products for various affiliates. For the years ended December 31, 2012, 2011 and 2010, revenue earned under these agreements was $20.0, $19.1 and $17.9, respectively.

▪
IIM receives distribution fees for the sale of certain offshore funds to U.S. clients and closed end funds in the U.S. For the year ended December 31, 2012, there was no revenue under these arrangements. For the years ended December 31, 2011 and 2010, revenue under these agreements was $1.5 and $1.0, respectively.

▪
IIM pays sub advisory fees to certain affiliates related to the management of mutual funds and other investment products. For the years ended December 31, 2012, 2011 and 2010, fees incurred under these agreements were $12.3, $23.1 and $26.8, respectively.

▪
IIM provides IT support, management oversight, risk management, procurement services, and trade processing to certain affiliates and is reimbursed for a share of the related costs. For the years ended December 31, 2012, 2011 and 2010, expenses reimbursed to IIM under these agreements were $3.9, $8.2 and $14.0, respectively.

▪
IIM receives allocation of expenses from affiliates located outside of U.S. for staff and projects costs. For the years ended December 31, 2012, 2011 and 2010, costs incurred under these agreements were $0.4, $2.9 and $9.1, respectively.

As of December 31, 2012, the Company had net receivables of $1.9 resulting from operating agreements with other affiliates, ING Bank and ING V of $1.1, $0.7 and $0.1, respectively. As of December 31, 2011, the Company had net receivables of $9.3 resulting from operating agreements with other affiliates, ING Group and ING V of $8.6, $0.4 and $0.3, respectively.

Administrative Overhead Allocations

The Company is allocated expenses for various administrative and corporate services provided by ING Group. Net allocations were $6.6, $25.6 and $21.7 for the years ended December 31, 2012, 2011 and 2010, respectively.

Latin America Service Arrangements

Prior to the divestiture of ING Group's Latin American pensions, life insurance and investment management businesses in December 2011, the Company provided a variety of services to its Latin American affiliates, including personnel, legal, compliance, IT, finance and accounting and other services pursuant to an agreement with one of ING's Latin American subsidiaries. The Company incurred net expenses of $24.6 and $18.0 for the years ended December 31, 2011 and 2010, respectively. In 2012, this agreement was replaced by a transition services agreement between the Company and ING Group pursuant to which the Company has continued providing these services. The Company will continue to provide a limited number of these services during 2013. The Company was reimbursed by ING Group for the entire $30.1 of expenses incurred for the year ended December 31, 2012. In June 2012, as part of an agreement with ING Group, the Company was reimbursed by ING Group for $22.0 of expenses incurred during 2011.

Funding Agreements

On April 9, 2009, the Company sold a funding agreement in the amount of $600.0 to the Columbine Funding Trust (“CFT”), a special purpose Delaware business trust. CFT, in turn, issued a trust note to ING Bank, an affiliate, which was collateralized by the cash flows from the funding agreement and otherwise matches the terms of the funding agreement. The Company is not a party to the trust note. The funding agreement was scheduled to mature in April 2012, however it was terminated on May 18, 2011 with an early termination fee paid to ING Bank of $8.6. The interest expense related to the funding agreement was $7.5 and $20.3 for the years ended December 31, 2011 and 2010, respectively.

Back-up Facility

On January 26 2009, ING, for itself and on behalf of certain subsidiaries, including the Company, reached an agreement with the Dutch State on an Illiquid Asset Back-up Facility (the “Alt-A Back-up Facility”) regarding Alt-A RMBS owned by certain subsidiaries, including the Company. Pursuant to this transaction, the Company transferred all risks and rewards on 80% of a $4.5 billion par Alt-A RMBS portfolio to ING Support Holding B.V., a wholly owned subsidiary of ING Group ("ING Support Holding") by means of the granting of a participation interest to ING Support Holding. ING and ING Support Holding entered into a back-to-back arrangement with the Dutch State on this 80%. As a result of this first transaction, the Company retained 20% of the exposure for any results on the $4.5 billion Alt-A RMBS portfolio.

The purchase price for the participation payable by the Dutch State was set at 90% of the par value of the 80% interest in the securities as of that date. This purchase price was payable in installments, was recognized as a loan granted to the Dutch State with a value of $3.3 billion, and was recorded as Loan-Dutch State Obligation on the Consolidated Balance Sheets (the “Dutch State Obligation”). Under the transaction, other fees were payable by both the Company and the Dutch State. The Company incurred net fees of $6.1, $8.3 and $9.4 in the years ended December 31, 2012, 2011 and 2010, respectively.

The Company executed a second transaction effective January 26, 2009, in which an additional $445.9 par Alt-A RMBS portfolio owned by the Company was sold to ING Direct Bancorp. ING Direct Bancorp paid cash in the amount of $321.0 for 80% of the Company’s additional $445.9 par Alt-A RMBS and included those purchased securities as part of its Alt-A RMBS portfolio sale to the Dutch State. ING Direct Bancorp paid cash in the amount of $54.3 and retained the remaining 20% of this Alt-A RMBS portfolio.

Upon the closing of the $4.5 billion par and the $445.9 par transactions on March 31, 2009, the Company recognized a gain of $844.0, as the securities were impaired and written down to fair value in 2008.

On November 13, 2012, ING, ING Support Holding, ING Bank, and the Company entered into restructuring arrangements with the Dutch State, which closed the following day (the “Termination Agreement”). Pursuant to the restructuring transaction, the Company sold the Dutch State Obligation to ING Support Holding at fair value and transferred legal title to 80% of the securities subject to the Alt-A Back-up Facility to ING Bank. The restructuring resulted in an immaterial pre-tax loss. Following the restructuring transaction, the Company continues to own 20% of the Alt-A RMBS from the first transaction. The Company has the right to sell these securities, subject to a right of first refusal granted to ING Bank.

Asset Management Arrangements

Prior to the Termination Agreement, IIM managed the underlying assets and provided services related to the Company's securities subject to the Alt-A Back-up Facility pursuant to services agreements with each of the participating subsidiaries.

ING Group, ING Bank and ING Direct U.S., as part of ING Group's divestiture of ING Direct U.S., entered into an agreement with the Dutch State similar to the Termination Agreement with respect to the Alt-A RMBS owned by ING Direct U.S. (the “ING Direct Restructuring”). As part of the ING Direct Restructuring, in February 2012, IIM entered into an agreement (the “Alt-A Asset Management Agreement”) with ING Bank pursuant to which it manages the assets transferred to ING Bank from ING Direct. In November 2012, in connection with the Termination Agreement, this Alt-A Asset Management Agreement was amended to provide that IIM would also manage the assets transferred to ING Bank as part of the Termination Agreement. For the year ended December 31, 2012, ING Bank paid the Company approximately $7.7 in fees related to the Alt-A Asset Management Agreement.

Consolidated Investment Entities	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Consolidated Investment Entities [Abstract]
Consolidated Investment Entities
Consolidated Investment Entities

The Company provides investment management services to and has transactions with, various collateralized loan obligations, private equity funds, single strategy hedge funds, insurance entities, securitizations and other investment entities in the normal course of business. In certain instances, the Company serves as the investment manager, making day-to-day investment decisions concerning the assets of these entities. These entities are considered to be either VIEs or VOEs and the Company evaluates its involvement with each entity to determine whether consolidation is required.

Certain investment entities are consolidated under VIE or VOE consolidation guidance. The Company consolidates entities under the VIE guidance when it is determined that the Company is the primary beneficiary of these entities. The Company consolidates certain entities under the VOE guidance when it acts as the controlling general partner and the limited partners have no substantive rights to impact ongoing governance and operating activities.

With the exception of guarantees issued by the Company in relation to collateral support for reinsurance contracts, the Company has no right to the benefits from, nor does it bear the risks associated with these investments beyond the Company’s direct equity and debt investments in and management fees generated from these investment products. Such direct investments amounted to approximately $606.9 and $600.0 as of March 31, 2013 and December 31, 2012, respectively. If the Company were to liquidate, the assets held by consolidated investment entities would not be available to the general creditors of the Company as a result of the liquidation.

Consolidated Investments

Collateral Loan Obligations ("CLO") Entities

Certain subsidiaries of the Company structure and manage CLO entities created for the sole purpose of offering investors various maturity and risk characteristics by issuing multiple tranches of collateralized debt. The notes issued by the CLO entities are backed by diversified portfolios consisting primarily of senior secured floating rate leveraged loans.

The Company provides collateral management services to the CLO entities. In return for providing management services, the Company earns investment management fees and contingent performance fees. The Company has invested in certain of the entities, generally taking an ownership position in the unrated junior subordinated tranches. The CLO entities are structured and managed similarly but have differing fee structures and initial capital investments made by the Company. The Company’s ownership interests and management and contingent performance fees were assessed to determine if the Company is the primary beneficiary of these entities.

As of March 31, 2013 and December 31, 2012, the Company consolidated 10 CLOs and 9 CLOs, respectively.

Private Equity Funds and Single Strategy Hedge Funds (Limited Partnerships)

The Company invests in and manages various limited partnerships, including private equity funds and single strategy hedge funds. The Company, as a general partner or managing member of certain sponsored investment funds, is generally presumed to control the limited partnerships unless the limited partners have the substantive ability to remove the general partner without cause based upon a simple majority vote, or can otherwise dissolve the partnership, or have substantive participating rights over decision-making of the partnerships.

As of March 31, 2013 and December 31, 2012, the Company consolidated 35 funds, which were structured as partnerships.

The following table summarizes the components of the consolidated investment entities, excluding collateral support for certain reinsurance contracts, as of the dates indicated:

	March 31, 2013	December 31, 2012
Assets of Consolidated Investment Entities
VIEs - CLO entities:
Cash and cash equivalents	$1,000.9	$360.6
Corporate loans, at fair value using the fair value option	4,043.1	3,559.3
Total CLO entities	5,044.0	3,919.9
VOEs - Private equity funds and single strategy hedge funds:
Cash and cash equivalents	53.9	80.2
Limited partnerships/corporations, at fair value	2,980.7	2,931.2
Other assets	31.2	34.3
Total investment funds	3,065.8	3,045.7
Total assets of consolidated investment entities	$8,109.8	$6,965.6

Liabilities of Consolidated Investment Entities
VIEs - CLO entities:
CLO notes, at fair value using the fair value option	$4,448.1	$3,829.4
Other liabilities	510.9	—
Total CLO entities	4,959.0	3,829.4
VOEs - Private equity funds and single strategy hedge funds:
Other liabilities	293.8	292.4
Total investment funds	293.8	292.4
Total liabilities of consolidated investment entities	$5,252.8	$4,121.8

Fair Value Measurement

Upon consolidation of CLO entities, the Company elected to apply the FVO for financial assets and financial liabilities held by these entities and continued to measure these assets (primarily corporate loans) and liabilities (debt obligations issued by CLO entities) at fair value in subsequent periods. The Company has elected the FVO to more closely align its accounting with the economics of its transactions and allows the Company to more effectively align changes in the fair value of CLO assets with a commensurate change in the fair value of CLO liabilities.

Investments held by consolidated private equity funds and single strategy hedge funds are measured and reported at fair value in the Company's Condensed Consolidated Financial Statements. Changes in the fair value of consolidated investment entities are recorded as a separate line item within Income (loss) related to consolidated investment entities in the Company’s Condensed Consolidated Statements of Operations.

The methodology for measuring the fair value and fair value hierarchy classification of financial assets and liabilities of consolidated investment entities is consistent with the methodology and fair value hierarchy rules applied by the Company to its investment portfolio. Refer to the Fair Value Measurement section of the Business, Basis of Presentation and Significant Policies Note included in the Consolidated Financial Statements in the Company's Prospectus.

As discussed in more detail below, the Company utilizes valuations obtained from third-party commercial pricing services, brokers and investment sponsors or third-party administrators that supply NAV (or its equivalent) per share used as a practical expedient. The valuations obtained from brokers and third-party commercial pricing services are non-binding. These valuations are reviewed on a monthly or quarterly basis (dependent on the type of fund or product).  Procedures include, but are not limited to, a review of underlying fund investor reports, review of top and worst performing funds requiring further scrutiny, review of variance from prior periods and review of variance from benchmarks, where applicable.  In addition, the Company considers both macro and fund specific events which may impact the latest NAV supplied and determines if further adjustments of value should be made. Such changes, if any, are subject to senior management review.

When a price cannot be obtained from a commercial pricing service, independent broker quotes are solicited. Securities priced using independent broker quotes are classified as Level 3. Broker quotes and prices obtained from pricing services are reviewed and validated through an internal valuation committee price variance review, comparisons to internal pricing models, back testing to recent trades, or monitoring of trading volumes.

Cash and Cash Equivalents

The carrying amounts for cash reflect the assets’ fair values. The fair value for cash equivalents is determined based on quoted market prices. These assets are classified as Level 1.

VIEs - CLO Entities

Corporate loans - Corporate loan investments, which comprise the majority of consolidated CLO portfolio collateral, are senior secured corporate loans from a variety of industries, including, but not limited to, the aerospace and defense, broadcasting, technology, utilities, household products, healthcare, oil and gas and finance industries. Corporate loans mature at various dates between 2013 and 2022, pay interest at LIBOR or PRIME plus a spread of up to 10.0% and typically range in credit rating categories from AA+ down to unrated. As of March 31, 2013 and December 31, 2012, the unpaid principal balance exceeded the fair value of the corporate loans by approximately $2.7 and $26.9, respectively. Less than 1% of the collateral assets are in default as of March 31, 2013 and December 31, 2012.

The fair values for corporate loans are determined using independent commercial pricing services. Fair value measurement based on pricing services may be classified in Level 2 or Level 3 depending on the type, complexity, observability and liquidity of the asset being measured. The inputs used by independent commercial pricing services, such as benchmark yields and credit risk adjustments, are those that are derived principally from or corroborated by observable market data. Hence, the fair value measurement of corporate loans priced by independent pricing service providers is classified within Level 2 of the fair value hierarchy.

CLO notes - The CLO notes are backed by a diversified loan portfolio consisting primarily of senior secured floating rate leveraged loans. Repayment risk is segmented into tranches with credit ratings of these tranches reflecting both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it. The most subordinated tranche bears the first loss and receives the residual payments, if any.  The interest rates are generally variable rates based on LIBOR plus a pre-defined spread, which varies from 0.22% for the more senior tranches to 7.00% for the more subordinated tranches. CLO notes mature at various dates between 2020 and 2024 and have a weighted average maturity of 9.1 years. The outstanding balance on the notes issued by consolidated CLOs exceeds their fair value by approximately $98.7 and $99.6 as of March 31, 2013 and December 31, 2012, respectively. The investors in this debt are not affiliated with the Company and have no recourse to the general credit of the Company for this debt.

The fair values of the CLO notes including subordinated tranches in which the Company retains an ownership interest are obtained from a third-party commercial pricing service. The service combines the modeling of projected cash flow activity and the calibration of modeled results with transactions that have taken place in the specific debt issue as well as debt issues with similar characteristics. Several of the more significant inputs to the models including default rate, recovery rate, prepayment rate and discount margin, are determined primarily based on the nature of the investments in the underlying collateral pools and cannot be corroborated by observable market data. Accordingly, CLO notes are classified within Level 3 of the fair value hierarchy.

The Company reviews the detailed prices including comparisons to prior periods for reasonableness. The Company utilizes a formal pricing challenge process to request a review of any price during which time the vendor examines its assumptions and relevant market inputs to determine if a price change is warranted.

Other liabilities - On March 28, 2013, the Company launched a CLO backed by a diversified portfolio consisting mostly of senior secured floating rate leveraged loans. As of March 31, 2013, investment totaling $510.9 were purchased and the value of these loans are carried at fair value on the Condensed Consolidated Balance Sheets within Assets related to consolidated investment entities. Based on anticipated settlement in April 2013, the corresponding securities payable is reflected within Liabilities related to consolidated investment entities.

The following table presents significant unobservable inputs for Level 3 fair value measurements as of March 31, 2013:

Assets and Liabilities	Fair Value	Valuation Technique	Unobservable Inputs
CLO Notes	$4,448.1	Discounted Cash Flow	Default Rate
			Recovery Rate
			Prepayment Rate
			Discount Margin

The following narrative indicates the sensitivity of inputs:

•
Default Rate: An increase (decrease) in the expected default rate would likely increase (decrease) the discount margin (increase risk premium) used to value the CLO notes and, as a result, would potentially decrease the value of the CLO notes; however, if an increase in the expected default rates does not have a subsequent change in the discount margin used to value the CLO notes, then an increase in default rate would potentially increase the value of the CLO notes as the expected weighted average life ("WAL") of the CLO notes would decrease.

•	Recovery rate: A decrease (increase) in the expected recovery of defaulted assets would potentially decrease (increase) the valuation of CLO notes.

•	Prepayment Rate: A decrease (increase) in the expected rate of collateral prepayments would potentially decrease (increase) the valuation of CLO notes as the expected WAL would increase.

•	Discount Margin (spread over LIBOR): An increase (decrease) in the discount margin used to value the CLO notes would decrease (increase) the value of the CLO notes.

VOEs - Private Equity Funds and Single Strategy Hedge Funds

Limited partnerships, at fair value, primarily represent the Company's investments in private equity funds and single strategy hedge funds. The fair value for these investments is estimated based on the NAV from the latest financial statements of these funds, provided by the fund's investment manager or third-party administrator. Investments in these funds typically may not be fully redeemed at NAV within 90 days because of inherent restrictions on near-term redemptions. Therefore, these investments are classified within Level 3 of the fair value hierarchy.

These consolidated investments are mostly private equity funds spread across 35 limited partnerships that focus on the primary or secondary market. The limited partnerships invest in private equity funds and, at times, make strategic co-investments directly into private equity companies, including, but not limited to, buyout, venture capital, distressed and mezzanine.

Private Equity Funds
As prescribed in ASC Topic 820, the unit of account for these investments is the interest in the investee fund.  The Company owns an undivided interest in the fund portfolio and does not have the ability to dispose of individual assets and liabilities in the fund portfolio. Rather, the Company would be required to redeem or dispose of its entire interest in the investee fund. There is no current active market for interests in underlying private equity funds.

Valuation is generally based on the valuations provided by the fund's general partner or investment manager. The valuations typically reflect the fair value of the Company's capital account balance of each fund investment, including unrealized capital gains (losses), as reported in the financial statements of the respective investee fund as of the respective year end or the latest available date. In circumstances where fair values are not provided, the Company seeks to determine the fair value of fund investments based upon other information provided by the fund's general partner or investment manager or from other sources.

The fair value of securities received in-kind from fund investments is determined based on the restrictions around the securities.

•	Unrestricted, publicly traded securities are valued at the closing public market price on the reporting date;

•	Restricted, publicly traded securities may be valued at a discount from the closing public market price on the reporting date, depending on the circumstances; and

•
Privately held securities are valued by the directors/general partner of the investee fund, based on a variety of factors, including the price of recent transactions in the company's securities and the company's earnings, revenue and book value.

As of March 31, 2013 and December 31, 2012, certain private equity funds maintained revolving lines of credit of $325.3, which renew annually and bear interest at LIBOR/EURIBOR plus 235-250 bps.  The lines of credit are used for funding transactions before capital is called from investors, as well as for the financing of certain purchases.  The private equity funds generally may borrow an amount that does not exceed the lessor of a certain percentage of the funds' undrawn commitments or undrawn commitments plus 350% asset coverage from the invested assets of the funds.  As of March 31, 2013 and December 31, 2012, outstanding borrowings amount to $288.4. The borrowings are reflected in Liabilities related to consolidated investment entities - other liabilities on the Condensed Consolidated Balance Sheets. The borrowings are carried at an amount equal to the unpaid principal balance.

Private Equity Companies
In the case of direct investments or co-investments in private equity companies, the Company initially recognizes investments at cost and subsequently adjusts investments to fair value. On a quarterly basis, the Company reviews the general partner or lead investor's valuation of the investee company, taking into account other available information, such as indications of a market value through subsequent issues of capital or transactions between third-parties, performance of the investee company during the period and public, comparable companies' analysis, where appropriate.

The fair value hierarchy levels of consolidated investment entities as of March 31, 2013 are presented in the table below:

	Level 1	Level 2	Level 3	Fair Value Measurements
Assets
VIEs - CLO entities:
Cash and cash equivalents	$1,000.9	$—	$—	$1,000.9
Corporate loans, at fair value using the fair value option	—	4,043.1	—	4,043.1
VOEs - Private equity funds and single strategy hedge funds:
Cash and cash equivalents	53.9	—	—	53.9
Limited partnerships/corporations, at fair value	—	—	2,980.7	2,980.7
Total assets, at fair value	$1,054.8	$4,043.1	$2,980.7	$8,078.6
Liabilities
VIEs - CLO entities:
CLO notes, at fair value using the fair value option	$—	$—	$4,448.1	$4,448.1
Total liabilities, at fair value	$—	$—	$4,448.1	$4,448.1

The fair value hierarchy levels of consolidated investment entities as of December 31, 2012 are presented in the table below:

	Level 1	Level 2	Level 3	Fair Value Measurements
Assets
VIEs - CLO entities:
Cash and cash equivalents	$360.6	$—	$—	$360.6
Corporate loans, at fair value using the fair value option	—	3,559.3	—	3,559.3
VOEs - Private equity funds and single strategy hedge funds:
Cash and cash equivalents	80.2	—	—	80.2
Limited partnerships/corporations, at fair value	—	—	2,931.2	2,931.2
Total assets, at fair value	$440.8	$3,559.3	$2,931.2	$6,931.3
Liabilities
VIEs - CLO entities:
CLO notes, at fair value using the fair value option	$—	$—	$3,829.4	$3,829.4
Total liabilities, at fair value	$—	$—	$3,829.4	$3,829.4

Level 3 assets primarily include investments in private equity funds and single strategy hedge funds held by the consolidated VOEs, while the Level 3 liabilities consist of CLO notes. Transfers of investments out of Level 3 and into Level 2 or Level 1, if any, are recorded as of the beginning of the period in which the transfer occurred. During the three months ended March 31, 2013 and 2012, there were no transfers in or out of Level 3, or transfers between Level 1 and Level 2.

The reconciliation of the beginning and ending fair value measurements for Level 3 assets and liabilities using significant unobservable inputs for the three months ended March 31, 2013:

	Beginning Balance January 1	Purchases	Sales	Gains (Losses) Included in the Condensed Consolidated Statement of Operations	Ending Balance March 31
Assets
VOEs - Private equity funds and single strategy hedge funds:
Limited partnerships/corporations, at fair value	$2,931.2	$65.9	$(0.6)	$(15.8)	$2,980.7
Total assets, at fair value	$2,931.2	$65.9	$(0.6)	$(15.8)	$2,980.7
Liabilities
VIEs - CLO entities:
CLO notes, at fair value using the fair value option	$(3,829.4)	$(612.9)	$0.9	$(6.7)	$(4,448.1)
Total liabilities, at fair value	$(3,829.4)	$(612.9)	$0.9	$(6.7)	$(4,448.1)

The reconciliation of the beginning and ending fair value measurements for Level 3 assets and liabilities using significant unobservable inputs for the three months ended March 31, 2012 is presented in the table below:

	Beginning Balance January 1	Purchases	Sales	Gains (Losses) Included in the Condensed Consolidated Statement of Operations	Ending Balance March 31
Assets
VOEs - Private equity funds and single strategy hedge funds:
Limited partnerships/corporations, at fair value	$2,860.3	$100.9	$(17.0)	$6.4	$2,950.6
Total assets, at fair value	$2,860.3	$100.9	$(17.0)	$6.4	$2,950.6
Liabilities
VIEs - CLO entities:
CLO notes, at fair value using the fair value option	$(2,057.1)	$(362.0)	$0.5	$(73.1)	$(2,491.7)
Total liabilities, at fair value	$(2,057.1)	$(362.0)	$0.5	$(73.1)	$(2,491.7)

Deconsolidation of Certain Investment Entities

During the three months ended March 31, 2013 and 2012, the Company did not deconsolidate any investment entities.

Nonconsolidated VIEs

CLO Entities

In addition to the consolidated CLO entities, the Company also holds variable interest in certain CLO entities which are not consolidated as it has been determined that the Company is not the primary beneficiary. With these CLO entities, the Company serves as the investment manager and receives investment management fees and contingent performance fees. Generally, the Company does not hold any interest in the nonconsolidated CLO entities. The Company has never provided, and is not obligated to provide, any financial or other support to these entities.

The Company will review its assumptions on a periodic basis to determine if conditions have changed such that the projection of these contingent fees becomes significant enough to reconsider the Company's consolidation status as variable interest holder. As of March 31, 2013 and December 31, 2012, the Company did not hold any ownership interests in these unconsolidated CLOs.

The following table presents the carrying amounts of total assets and liabilities of the VIEs in which the Company has concluded that it holds a variable interest, but is not the primary beneficiary as of the dates indicated. The Company determines its maximum exposure to loss to be: (i) the amount invested in the debt or equity of the VIE and (ii) other commitments and guarantees to the VIE.

	March 31, 2013	December 31, 2012
Carrying amount	$—	$—
Maximum exposure to loss	—	—
Assets of nonconsolidated investment entities	1,779.4	1,792.2
Liabilities of nonconsolidated investment entities	1,770.3	1,772.9

Investment Funds

The Company manages or holds investments in certain private equity funds and single strategy hedge funds. With these entities, the Company serves as the investment manager and is entitled to receive investment management fees and contingent performance fees that are generally expected to be insignificant. Although the Company has the power to direct the activities that significantly impact the economic performance of the funds, it does not hold a significant variable interest in any of these funds and, as such, does not have the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to the entity. Accordingly, the Company is not considered the primary beneficiary and did not consolidate any of these investment funds.

In addition, the Company does not consolidate the funds, in which its involvement takes a form of a limited partner interest and is restricted to a role of a passive investor, as a limited partner's interest does not provide the Company with any substantive kick-out or participating rights, which would overcome the presumption of control by the general partner.

Securitizations

The Company invests in various tranches of securitization entities, including RMBS, CMBS and ABS. Through its investments, the Company is not obligated to provide any financial or other support to these entities. Each of the RMBS, CMBS and ABS entities are thinly capitalized by design and considered VIEs. The Company's involvement with these entities is limited to that of a passive investor. The Company has no unilateral right to appoint or remove the servicer, special servicer, or investment manager, which are generally viewed to have the power to direct the activities that most significantly impact the securitization entities' economic performance, in any of these entities, nor does the Company function in any of these roles. The Company, through its investments or other arrangements, does not have the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to the entity. Therefore, the Company is not the primary beneficiary and will not consolidate any of the RMBS, CMBS and ABS entities in which it holds investments. These investments are accounted for as investments available-for-sale as described in the Fair Value Measurements Note to these Condensed Consolidated Financial Statements and unrealized capital gains (losses) on these securities are recorded directly in AOCI, except for certain RMBS which are accounted for under the FVO whose change in fair value is reflected in Other net realized gains (losses) in the Condensed Consolidated Statements of Operations. The Company’s maximum exposure to loss on these structured investments is limited to the amount of its investment. Refer to the Investments (excluding Consolidated Investment Entities) Note of these Condensed Consolidated Financial Statements for details regarding the carrying amounts and classifications of these assets.

Consolidated Investment Entities

The Company provides investment management services to and has transactions with, various collateralized loan obligations, private equity funds, single strategy hedge funds, insurance entities, securitizations and other investment entities in the normal course of business. In certain instances, the Company serves as the investment manager, making day-to-day investment decisions concerning the assets of these entities. These entities are considered to be either VIEs or VOEs and the Company evaluates its involvement with each entity to determine whether consolidation is required.

Certain investment entities are consolidated under VIE or VOE consolidation guidance. The Company consolidates entities under the VIE guidance when it is determined that the Company is the primary beneficiary of these entities. The Company consolidates certain entities under the VOE guidance when it acts as the controlling general partner and the limited partners have no substantive rights to impact ongoing governance and operating activities.

With the exception of guarantees issued by the Company in relation to collateral support for reinsurance contracts, the Company has no right to the benefits from, nor does it bear the risks associated with these investments beyond the Company’s direct equity and debt investments in and management fees generated from these investment products. Such direct investments amounted to approximately $600.0 and $1.2 billion as of December 31, 2012 and 2011, respectively. If the Company were to liquidate, the assets held by consolidated investment entities would not be available to the general creditors of the Company as a result.

Consolidated Investments

Collateral Loan Obligations ("CLO") Entities

Certain subsidiaries of the Company structure and manage CLO entities created for the sole purpose of offering investors various maturity and risk characteristics by issuing multiple tranches of collateralized debt. The notes issued by the CLO entities are backed by diversified portfolios consisting primarily of senior secured floating rate leveraged loans.

The Company provides collateral management services to the CLO entities. In return for providing management services, the Company earns investment management fees and contingent performance fees. The Company has invested in certain of the entities, generally taking an ownership position in the unrated junior subordinated tranches. The CLO entities are structured and managed similarly but have differing fee structures and initial capital investments made by the Company. The Company’s ownership interests and management and contingent performance fees were assessed to determine if the Company is the primary beneficiary of these entities.

As of December 31, 2012 and 2011, the Company consolidated 9 CLOs and 5 CLOs, respectively.

Private Equity Funds and Single Strategy Hedge Funds (Limited Partnerships)

The Company invests in and manages various limited partnerships, including private equity funds and single strategy hedge funds. The Company, as a general partner or managing member of certain sponsored investment funds, is generally presumed to control the limited partnerships unless the limited partners have the substantive ability to remove the general partner without cause based upon a simple majority vote, or can otherwise dissolve the partnership, or have substantive participating rights over decision-making of the partnerships.

On June 4, 2012, certain insurance subsidiaries of the Company entered into an agreement to sell certain general account private equity limited partnership investment interest holdings with a carrying value of $812.2 as of March 31, 2012 included in Assets related to consolidated investment entities to a group of private equity funds that are managed by Pomona Management LLC, also a subsidiary of the Company.  The transaction resulted in a net pre-tax loss of $91.9 in the second quarter of 2012.  The transaction closed in two tranches with the first tranche closed on June 29, 2012 and the second tranche closed on October 29, 2012.  No additional loss was incurred on the second tranche since the fair value of the alternative investments was reduced to the agreed upon sales price as of June 30, 2012.

As of December 31, 2012 and 2011, the Company consolidated 34 funds and 27 funds, respectively, which were structured as partnerships.

Collateral Support for Reinsurance Contracts

Beginning in December 2009, the Company entered into various guarantee agreements involving Karson Capital Limited (“Karson”). Karson is an unaffiliated company that provides collateral alternatives to letters of credit for reinsurance transactions. Karson established the KCL Master Trust (“Master Trust” or “Borrower”), which is a Delaware statutory series trust. The Master Trust enters into securities lending agreements as borrower with various affiliated and unaffiliated banks (“Securities Lenders”) as lenders. Fair value of the loaned securities was $2.8 billion and $2.7 billion as of December 31, 2012 and 2011, respectively, including securities with a fair value of $825.0 as of December 31, 2012 and 2011 provided by ING Bank.

Collateral notes backed by the borrowed securities, with a face value of $2.8 billion and $2.7 billion as of December 31, 2012 and 2011, respectively, were issued by the Master Trust and placed in reinsurance trusts established for the benefit of the Company’s insurance subsidiaries, which are eliminated in the Company’s Consolidated Financial Statements.

The Company has provided certain guarantees of the Borrower’s performance obligations to the Securities Lenders as collateral for the Borrower’s obligations under the securities lending agreements. Additional collateral in the form of letters of credit or similar liquidity obligations have been provided by banks for $2.8 billion and $2.7 billion for the years ended December 31, 2012 and 2011, respectively, including $825.0 and $1.2 billion provided by ING Bank. The Company pays the securities lending and LOC fees directly to affiliated and unaffiliated banks. See the Related Parties Transactions note to these Consolidated Financial Statements for further details.

The Master Trust sponsored by Karson has minimal equity, and therefore falls under the VIE model. The Company holds variable interests in this VIE relating to the guarantees of the obligations under the securities lending agreements. The Company considered its implicit and explicit financial responsibility to ensure that the Master Trust operates as designed and, thus, determined that the Company has the implied power to direct the activities that most significantly impact the Master Trust’s economic performance under the VIE model. The Company also determined it has the obligation to absorb losses under the securities lending guarantees. Based on these conclusions the Company determined it is the primary beneficiary under the VIE model and should consolidate the Master Trust.

Following the Company’s review of the Master Trust assets, liabilities, revenues, and expenses, a determination was made that although the VIE is subject to consolidation, the securities lending arrangements were not subject to consolidation since the Borrower is not required to recognize borrowed securities on its balance sheet. The obligation to return borrowed securities is only recorded if the securities are sold by the borrower; otherwise, the borrowed securities are just disclosed in the financial statements. The Master Trust reported no other assets, liabilities, revenues, or expenses.

The following table summarizes the components of the consolidated investment entities, excluding collateral support for certain reinsurance contracts, as of December 31, 2012 and 2011:

	2012	2011
Assets of Consolidated Investment Entities
VIEs - CLO entities:
Cash and cash equivalents	$360.6	$98.3
Corporate loans, at fair value using the fair value option	3,559.3	2,162.9
Total CLO entities	3,919.9	2,261.2
VOEs - Private equity funds and single strategy hedge funds:
Cash and cash equivalents	80.2	38.7
Limited partnerships/corporations, at fair value	2,931.2	2,860.3
Other assets	34.3	15.5
Total investment funds	3,045.7	2,914.5
Total assets of consolidated investment entities	$6,965.6	$5,175.7

Liabilities of Consolidated Investment Entities
VIEs - CLO entities:
CLO notes, at fair value using the fair value option	$3,829.4	$2,057.1
Total CLO entities	3,829.4	2,057.1
VOEs - Private equity funds and single strategy hedge funds:
Other liabilities	292.4	199.5
Total investment funds	292.4	199.5
Total liabilities of consolidated investment entities	$4,121.8	$2,256.6

The following tables reflect the impact of consolidation of investment entities into the Consolidated Balance Sheets as of December 31, 2012 and 2011, and the Consolidated Statements of Operations for the years ended December 31, 2012, 2011 and 2010:

	Before Consolidation(1)	CLOs	VOEs	CLOs Adjustments(2)	VOEs Adjustments(2)	Total
2012
Total investments and cash	$97,925.5	$—	$—	$(84.1)	$(567.0)	$97,274.4
Other assets	14,486.8	—	—	—	—	14,486.8
Assets held in consolidated investment entities	—	3,919.9	2,999.4	—	46.3	6,965.6
Assets held in separate accounts	97,667.4	—	—	—	—	97,667.4
Total assets	$210,079.7	$3,919.9	$2,999.4	$(84.1)	$(520.7)	$216,394.2

Future policy benefits and contract owner account balances	$86,055.7	$—	$—	$—	$—	$86,055.7
Other liabilities	12,488.1	—	—	—	—	12,488.1
Liabilities held in consolidated investment entities	—	3,913.5	292.4	(84.1)	—	4,121.8
Liabilities related to separate accounts	97,667.4	—	—	—	—	97,667.4
Total liabilities	196,211.2	3,913.5	292.4	(84.1)	—	200,333.0
Equity attributable to common shareholders	13,868.5	—	2,707.0	—	(2,707.0)	13,868.5
Retained earnings appropriated for investors in consolidated investment entities	—	6.4	—	—	—	6.4
Equity attributable to noncontrolling interest in consolidated investment entities	—	—	—	—	2,186.3	2,186.3
Total liabilities and equity	$210,079.7	$3,919.9	$2,999.4	$(84.1)	$(520.7)	$216,394.2
(1) The Before Consolidation column includes the Company's equity interest in the investment products subsequently consolidated, accounted for as equity method and available-for-sale investments.
(2)Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment entities, primarily the elimination of the Company's equity at risk recorded as investments by the Company (before consolidation) against either equity (private equity and real estate partnership funds) or senior and subordinated debt (CLOs) of the funds.

	Before Consolidation(1)	CLOs	VOEs	CLOs Adjustments(2)	VOEs Adjustments(2)	Total
2011
Total investments and cash	$94,677.6	$—	$—	$(77.6)	$(1,142.8)	$93,457.2
Other assets	16,225.4	—	—	—	—	16,225.4
Assets held in consolidated investment entities	—	2,261.2	2,914.5	—	—	5,175.7
Assets held in separate accounts	88,714.5	—	—	—	—	88,714.5
Total assets	$199,617.5	$2,261.2	$2,914.5	$(77.6)	$(1,142.8)	$203,572.8

Future policy benefits and contract owner account balances	$88,358.4	$—	$—	$—	$—	$88,358.4
Other liabilities	10,317.2	—	—	—	—	10,317.2
Liabilities held in consolidated investment entities	—	2,134.7	199.5	(77.6)	—	2,256.6
Liabilities related to separate accounts	88,714.5	—	—	—	—	88,714.5
Total liabilities	187,390.1	2,134.7	199.5	(77.6)	—	189,646.7
Equity attributable to common shareholders	12,227.4	—	2,715.0	—	(2,715.0)	12,227.4
Retained earnings appropriated for investors in consolidated investment entities	—	126.5	—	—	—	126.5
Equity attributable to noncontrolling interest in consolidated investment entities	—	—	—	—	1,572.2	1,572.2
Total liabilities and equity	$199,617.5	$2,261.2	$2,914.5	$(77.6)	$(1,142.8)	$203,572.8
(1) The Before Consolidation column includes the Company's equity interest in the investment products subsequently consolidated, accounted for as equity method and available-for-sale investments.
(2)Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment entities, primarily the elimination of the Company's equity at risk recorded as investments by the Company (before consolidation) against either equity (private equity and real estate partnership funds) or senior and subordinated debt (CLOs) of the funds.

	Before Consolidation(1)	CLOs	VOEs	CLOs Adjustments(2)	VOEs Adjustments(2)	Total
2012
Revenues:
Net investment income	$4,830.0	$0.5	$—	$(20.7)	$(111.9)	$4,697.9
Fee income	3,565.6	—	—	(14.4)	(35.8)	3,515.4
Premiums	1,861.1	—	—	—	—	1,861.1
Net realized capital losses	(1,280.8)	—	—	—	—	(1,280.8)
Other income	384.5	—	—	(6.0)	—	378.5
Income related to consolidated investment entities	—	21.5	415.1	6.6	—	443.2
Total revenues	9,360.4	22.0	415.1	(34.5)	(147.7)	9,615.3
Benefits and expenses:
Policyholder benefits and Interest credited and other benefits to contract owners	4,861.6	—	—	—	—	4,861.6
Other expense	4,031.0	—	—	—	—	4,031.0
Operating expenses related to consolidated investment entities	—	142.1	44.9	(34.5)	(35.8)	116.7
Total benefits and expenses	8,892.6	142.1	44.9	(34.5)	(35.8)	9,009.3
Income (loss) income before income taxes	467.8	(120.1)	370.2	—	(111.9)	606.0
Income tax expense (benefit)	(5.2)	—	—	—	—	(5.2)
Net income (loss)	473.0	(120.1)	370.2	—	(111.9)	611.2
Less: Net income (loss) attributable to noncontrolling interest	—	(120.1)	—	—	258.3	138.2
Net income (loss) available to ING U.S., Inc.'s common shareholder	$473.0	$—	$370.2	$—	$(370.2)	$473.0
(1)The Before Consolidation column includes the Company's equity interest in the investment products accounted for as equity method (private equity and real estate partnership funds) and available-for-sale investments (CLOs). The net income arising from consolidation of CLOs is completely attributable to other investors in these CLOs, as the Company's share has been eliminated through consolidation.
(2)Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment products, primarily the elimination of the Company's management fees expensed by the funds and recorded as operating revenues (before consolidation) by the Company.

	Before Consolidation(1)	CLOs	VOEs	CLOs Adjustments(2)	VOEs Adjustments(2)	Total
2011
Revenues:
Net investment income	$5,104.7	$—	$—	$(11.5)	$(124.4)	$4,968.8
Fee income	3,614.5	—	—	(10.9)	—	3,603.6
Premiums	1,770.0	—	—	—	—	1,770.0
Net realized capital losses	(1,531.4)	—	—	—	—	(1,531.4)
Other income	428.2	—	—	—	—	428.2
Income related to consolidated investment entities	—	41.0	438.6	—	—	479.6
Total revenues	9,386.0	41.0	438.6	(22.4)	(124.4)	9,718.8
Benefits and expenses:
Policyholder benefits and Interest credited and other benefits to contract owners	5,742.0	—	—	—	—	5,742.0
Other expense	3,557.1	—	—	—	—	3,557.1
Operating expenses related to consolidated investment entities	—	91.7	72.6	(22.4)	—	141.9
Total benefits and expenses	9,299.1	91.7	72.6	(22.4)	—	9,441.0
Income (loss) before income taxes	86.9	(50.7)	366.0	—	(124.4)	277.8
Income tax expense (benefit)	175.0	—	—	—	—	175.0
Net income (loss)	(88.1)	(50.7)	366.0	—	(124.4)	102.8
Less: Net income (loss) attributable to noncontrolling interest	—	(50.7)	—	—	241.6	190.9
Net income (loss) available to ING U.S., Inc.'s common shareholder	$(88.1)	$—	$366.0	$—	$(366.0)	$(88.1)
(1)The Before Consolidation column includes the Company's equity interest in the investment products accounted for as equity method (private equity and real estate partnership funds) and available-for-sale investments (CLOs). The net income arising from consolidation of CLOs is completely attributable to other investors in these CLOs, as the Company's share has been eliminated through consolidation.
(2)Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment products, primarily the elimination of the Company's management fees expensed by the funds and recorded as operating revenues (before consolidation) by the Company.

	Before Consolidation(1)	CLOs(2)	VOEs	CLOs Adjustments(3)	VOEs Adjustments(3)	Total
2010
Revenues:
Net investment income	$5,085.0	$—	$—	$(7.3)	$(90.7)	$4,987.0
Fee income	3,526.5	—	—	(10.0)	—	3,516.5
Premiums	1,707.5	—	—	—	—	1,707.5
Net realized capital losses	(1,678.0)	—	—	—	—	(1,678.0)
Other income	547.0	—	—	—	—	547.0
Income related to consolidated investment entities	—	(52.1)	246.3	—	—	194.2
Total revenues	9,188.0	(52.1)	246.3	(17.3)	(90.7)	9,274.2
Benefits and expenses:
Policyholder benefits and Interest credited and other benefits to contract owners	5,027.3	—	—	—	—	5,027.3
Other expense	4,112.6	—	—	—	—	4,112.6
Operating expenses related to consolidated investment entities	—	67.9	45.9	(17.3)	—	96.5
Total benefits and expenses	9,139.9	67.9	45.9	(17.3)	—	9,236.4
Income (loss) income before income taxes	48.1	(120.0)	200.4	—	(90.7)	37.8
Income tax expense (benefit)	171.0	—	—	—	—	171.0
Net income (loss)	(122.9)	(120.0)	200.4	—	(90.7)	(133.2)
Less: Net income (loss) attributable to noncontrolling interest	—	(120.0)	—	—	109.7	(10.3)
Net income (loss) available to ING U.S., Inc.'s common shareholder	$(122.9)	$—	$200.4	$—	$(200.4)	$(122.9)
(1) The Before Consolidation column includes the Company's equity interest in the investment products accounted for as equity method (private equity and real estate partnership funds) and available-for-sale investments (CLOs). The net income arising from consolidation of CLOs is completely attributable to other investors in these CLOs, as the Company's share has been eliminated through consolidation.
(2) The Company adopted guidance now encompassed in ASC Topic 810 on January 1, 2010, resulting in the consolidation of certain CLOs. In accordance with the standard, prior periods have not been restated to reflect the consolidation of theses CLOs. Prior to January 1, 2010, the Company was not deemed to be the primary beneficiary of these CLOs.
(3) Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment products, primarily the elimination of the Company's management fees expensed by the funds and recorded as operating revenues (before consolidation) by the Company.

Fair Value Measurement

Upon consolidation of CLO entities, the Company elected to apply the FVO for financial assets and financial liabilities held by these entities and continued to measure these assets (primarily corporate loans) and liabilities (debt obligations issued by CLO entities) at fair value in subsequent periods. The Company has elected the FVO to more closely align its accounting with the economics of its transactions and allows the Company to more effectively align changes in the fair value of CLO assets with a commensurate change in the fair value of CLO liabilities.

Investments held by consolidated private equity funds and single strategy hedge funds are measured and reported at fair value in the Company's Consolidated Financial Statements. Changes in the fair value of consolidated investment entities are recorded as a separate line item within Income related to Consolidated Investment Entities in the Company’s Consolidated Statements of Operations.

The methodology for measuring the fair value and fair value hierarchy classification of financial assets and liabilities of consolidated investment entities is consistent with the methodology and fair value hierarchy rules applied by the Company to its investment portfolio. Refer to the Fair Value Measurement section of the Business, Basis of Presentation and Significant Policies note included in these Consolidated Financial Statements.

As discussed in more detail below, the Company utilizes valuations obtained from third-party commercial pricing services, brokers and investment sponsors or third-party administrators that supply NAV (or its equivalent) per share used as a practical expedient. The valuations obtained from brokers and third-party commercial pricing services are non-binding. These valuations are reviewed on a monthly or quarterly basis (dependent on the type of fund or product).  Procedures include, but are not limited to, a review of underlying fund investor reports, review of top and worst performing funds requiring further scrutiny, review of variance from prior periods and review of variance from benchmarks, where applicable.  In addition, the Company considers both macro and fund specific events which may impact the latest NAV supplied and determines if further adjustment of value should be made. Such changes, if any, are subject to senior management review.

When a price cannot be obtained from a commercial pricing service, independent broker quotes are solicited. Securities priced using independent broker quotes are classified as Level 3. Broker quotes and prices obtained from pricing services are reviewed and validated through an internal valuation committee price variance review, comparisons to internal pricing models, back testing to recent trades, or monitoring of trading volumes.

Cash and Cash Equivalents

The carrying amounts for cash reflect the assets’ fair values. The fair value for cash equivalents is determined based on quoted market prices. These assets are classified as Level 1.

VIEs - CLO Entities

Corporate loans - Corporate loan investments, which comprise the majority of consolidated CLO portfolio collateral, are senior secured corporate loans from a variety of industries, including, but not limited to, the aerospace and defense, broadcasting, technology, utilities, household products, healthcare, oil and gas and finance industries. Corporate loans mature at various dates between 2013 and 2022, pay interest at LIBOR or PRIME plus a spread of up to 10.0% and typically range in credit rating categories from A+ down to unrated. As of December 31, 2012 and 2011, the unpaid principal balance exceeded the fair value of the corporate loans by approximately $26.9 and $109.0, respectively. Less than 1% of the collateral assets are in default as of December 31, 2012 and 2011.

The fair values for corporate loans are determined using independent commercial pricing services. Fair value measurement based on pricing services may be classified in Level 2 or Level 3 depending on the type, complexity, observability and liquidity of the asset being measured. The inputs used by independent commercial pricing services, such as benchmark yields and credit risk adjustments, are those that are derived principally from or corroborated by observable market data. Hence, the fair value measurement of corporate loans priced by independent pricing service providers is classified within Level 2 of the fair value hierarchy.

CLO notes - The CLO notes are backed by a diversified loan portfolio consisting primarily of senior secured floating rate leveraged loans. Repayment risk is segmented into tranches with credit ratings of these tranches reflecting both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it. The most subordinated tranche bears the first loss and receives the residual payments, if any.  The interest rates are generally variable rates based on LIBOR plus a pre-defined spread, which varies from 0.22% for the more senior tranches to 7.00% for the more subordinated tranches. CLO notes mature at various dates between 2020 and 2023 and have a weighted average maturity of 9.1 years. The outstanding balance on the notes issued by consolidated CLOs exceeds their fair value by approximately $99.6 and $275.0 as of December 31, 2012 and 2011, respectively. The investors in this debt are not affiliated with the Company and have no recourse to the general credit of the Company for this debt.

The fair value of the CLO notes is determined using an income approach based on present value techniques and option-pricing models (which incorporate present value techniques), driven by cash flows expected to be received from the portfolio of underlying assets. The most significant inputs include the constant annual default rate, recovery rate, recovery lag, constant annual prepayment rate, reinvestment price and spread, reinvestment of principal proceeds, call date, call price and discount rate, which are determined primarily based on the nature of the investments in the underlying collateral pool and cannot be corroborated by observable market data. Accordingly, CLO notes are classified within Level 3 of the fair value hierarchy.

To evaluate the reliability of the option-pricing models, the Company obtains broker-dealer pricing information from broker-dealers, which is based on the broker's proprietary pricing models considering the deals in the market of similar quality and tranches of same priority.  The broker-dealer will model the price based on projected cash flows and terminal value, which often incorporate unobservable inputs.  As such, the prices are not considered official marks for CLO tranches.

In determining the fair value of subordinated tranches in which the Company retains ownership interest, similar assumptions as noted above are used to project future cash flows and determine the fair value of the CLO notes. In the event that the Company's modeled prices differ significantly from the observed market transactions, the Company reviews its assumptions and may adjust the fair value of such subordinated and equity classes if necessary.

The following table shows significant unobservable inputs used in the fair value measurement of Level 3 assets and liabilities as of December 31, 2012:

	Assets and Liabilities	Fair Value	Valuation Technique	Unobservable Inputs	Estimate
2012
	CLO Notes	$3,829.4	Discounted Cash Flow	Default Rate	2.0%
				Recovery Rate	70.0%
				Prepayment Rate	20.0%
				Discount Margin	136 bps to 900 bps

The following narrative indicates the sensitivity of inputs:

•
Default Rate: An increase (decrease) in the expected default rate would likely increase (decrease) the discount margin (increase risk premium) used to value the CLO notes and, as a result, would potentially decrease the value of the CLO notes; however, if an increase in the expected default rates does not have a subsequent change in the discount margin used to value the CLO notes, then an increase in default rate would potentially increase the value of the CLO notes as the expected weighted average life ("WAL") of the CLO notes would decrease.

•	Recovery rate: A decrease (increase) in the expected recovery of defaulted assets would potentially decrease (increase) the valuation of CLO notes.

•	Prepayment Rate: A decrease (increase) in the expected rate of collateral prepayments would potentially decrease (increase) the valuation of CLO notes as the expected WAL would increase.

•	Discount Margin (spread over LIBOR): An increase (decrease) in the discount margin used to value the CLO notes would decrease (increase) the value of the CLO notes.

VOEs - Private Equity Funds and Single Strategy Hedge Funds

Limited partnerships, at fair value, primarily represent the Company's investments in private equity funds and single strategy hedge funds. The fair value for these investments is estimated based on the NAV from the latest financial statements of these funds, provided by the fund's investment manager or third-party administrator. Investments in these funds typically may not be fully redeemed at NAV within 90 days because of inherent restrictions on near-term redemptions. Therefore, these investments are classified within Level 3 of the fair value hierarchy.

These consolidated investments are mostly private equity funds spread across 34 limited partnerships that focus on the primary or secondary market. The limited partnerships invest in private equity funds and, at times, make strategic co-investments directly into private equity companies, including, but not limited to, buyout, venture capital, distressed and mezzanine.

Private Equity Funds
As prescribed in ASC Topic 820, the unit of account for these investments is the interest in the investee fund.  The Company owns an undivided interest in the fund portfolio and does not have the ability to dispose of individual assets and liabilities in the fund portfolio. Rather, the Company would be required to redeem or dispose of its entire interest in the investee fund. There is no current active market for interests in underlying private equity funds.

Valuation is generally based on the valuations provided by the fund's general partner or investment manager. The valuations typically reflect the fair value of the Company's capital account balance of each fund investment, including unrealized capital gains (losses), as reported in the financial statements of the respective investee fund as of the respective year end or the latest available date. In circumstances where fair values are not provided, the Company seeks to determine the fair value of fund investments based upon other information provided by the fund's general partner or investment manager or from other sources.

The fair value of securities received in-kind from fund investments is determined based on the restrictions around the securities.

•	Unrestricted, publicly traded securities are valued at the closing public market price on the reporting date;

•	Restricted, publicly traded securities may be valued at a discount from the closing public market price on the reporting date, depending on the circumstances; and

•
Privately held securities are valued by the directors/general partner of the investee fund, based on a variety of factors, including the price of recent transactions in the company's securities and the company's earnings, revenue and book value.

As of December 31, 2012, certain private equity funds maintained revolving lines of credit of $325.3, which renew annually and bear interest at LIBOR/EURIBOR plus 235-250 bps.  As of December 31, 2011, a private equity fund maintained a revolving line of credit of $200.0, which renews annually and  bears interest at LIBOR/EURIBOR plus 250 bps.   The lines of credit are used for funding transactions before capital is called from investors, as well as for the financing of certain purchases.  The private equity funds generally may borrow an amount that does not exceed the lessor of a certain percentage of the funds' undrawn commitments or undrawn commitments plus 350% asset coverage from the invested assets of the funds.  As of December 31, 2012 and 2011, outstanding borrowings amounted to $288.4 and $195.5, respectively. The borrowings are reflected in Liabilities related to consolidated investment entities - other liabilities on the Consolidated Balance Sheets. The borrowings are carried at an amount equal to the unpaid principal balance.

Private Equity Companies
In the case of direct investments or co-investments in private equity companies, the Company initially recognizes investments at cost and subsequently adjusts investments to fair value. On a quarterly basis, the Company reviews the general partner or lead investor's valuation of the investee company, taking into account other available information, such as indications of a market value through subsequent issues of capital or transactions between third-parties, performance of the investee company during the period and public, comparable companies analysis, where appropriate.

The fair value hierarchy levels of consolidated investment entities as of December 31, 2012 are presented in the table below:

	2012
	Level 1	Level 2	Level 3	Fair Value Measurements
Assets
VIEs - CLO entities:
Cash and cash equivalents	$360.6	$—	$—	$360.6
Corporate loans, at fair value using the fair value option	—	3,559.3	—	3,559.3
VOEs - Private equity funds and single strategy hedge funds:
Cash and cash equivalents	80.2	—	—	80.2
Limited partnerships/corporations, at fair value	—	—	2,931.2	2,931.2
Total assets, at fair value	$440.8	$3,559.3	$2,931.2	$6,931.3
Liabilities
VIEs - CLO entities:
CLO notes, at fair value using the fair value option	$—	$—	$3,829.4	$3,829.4
Total liabilities, at fair value	$—	$—	$3,829.4	$3,829.4

The fair value hierarchy levels of consolidated investment entities as of December 31, 2011 are presented in the table below:

	2011
	Level 1	Level 2	Level 3	Fair Value Measurements
Assets
VIEs - CLO entities:
Cash and cash equivalents	$98.3	$—	$—	$98.3
Corporate loans, at fair value using the fair value option	—	2,162.9	—	2,162.9
VOEs - Private equity funds and single strategy hedge funds:
Cash and cash equivalents	38.7	—	—	38.7
Limited partnerships/corporations, at fair value	—	—	2,860.3	2,860.3
Total assets, at fair value	$137.0	$2,162.9	$2,860.3	$5,160.2
Liabilities
VIEs - CLO entities:
CLO notes, at fair value using the fair value option	$—	$—	$2,057.1	$2,057.1
Total liabilities, at fair value	$—	$—	$2,057.1	$2,057.1

Level 3 assets primarily include investments in private equity funds and single strategy hedge funds held by the consolidated VOEs, while the Level 3 liabilities consist of CLO notes. Transfers of investments out of Level 3 and into Level 2 or Level 1, if any, are recorded as of the beginning of the period in which the transfer occurred. During the years ended December 31, 2012 and 2011, there were no transfers in or out of Level 3, or transfers between Level 1 and Level 2.

The reconciliation of the beginning and ending fair value measurements for Level 3 assets and liabilities using significant unobservable inputs for the year ended December 31, 2012:

	2012
	Beginning Balance January 1	Purchases	Sales	Gains (Losses) Included in the Consolidated Statement of Operations	Ending Balance December 31
Assets
VOEs - Private equity funds and single strategy hedge funds:
Limited partnerships/corporations, at fair value	$2,860.3	$389.8	$(601.1)	$282.2	$2,931.2
Total assets, at fair value	$2,860.3	$389.8	$(601.1)	$282.2	$2,931.2
Liabilities
VIEs - CLO entities:
CLO notes, at fair value using the fair value option	$(2,057.1)	$(1,603.6)	$4.4	$(173.1)	$(3,829.4)
Total liabilities, at fair value	$(2,057.1)	$(1,603.6)	$4.4	$(173.1)	$(3,829.4)

The reconciliation of the beginning and ending fair value measurements for Level 3 assets and liabilities using significant unobservable inputs for the year ended December 31, 2011 is presented in the table below:

	2011
	Beginning Balance January 1	Deconsolidation	Purchases	Sales	Gains (Losses) Included in the Consolidated Statement of Operations	Ending Balance December 31
Assets
VOEs - Private equity funds and single strategy hedge funds:
Limited partnerships/corporations, at fair value	$2,255.3	$(27.1)	$1,630.8	$(1,459.5)	$460.8	$2,860.3
Total assets, at fair value	$2,255.3	$(27.1)	$1,630.8	$(1,459.5)	$460.8	$2,860.3
Liabilities
VIEs - CLO entities:
CLO notes, at fair value using the fair value option	$(1,627.6)	$—	$(404.0)	$1.0	$(26.5)	$(2,057.1)
Total liabilities, at fair value	$(1,627.6)	$—	$(404.0)	$1.0	$(26.5)	$(2,057.1)

Deconsolidation of Certain Investment Entities

During the year ended December 31, 2012 the Company did not deconsolidate any investment entities.

During the year ended December 31, 2011, the Company deconsolidated one investment fund because the fund started the liquidation process and began to make capital distributions to its partners in the last quarter of 2011. The Company owned the entire investment fund prior to deconsolidation. The Company did not have any outstanding capital commitments to this fund as of the deconsolidation date. This fund has closed and therefore, the Company no longer has any involvement.

Nonconsolidated VIEs

CLO Entities

In addition to the consolidated CLO entities, the Company also holds variable interest in certain CLO entities which are not consolidated as it has been determined that the Company is not the primary beneficiary. With these CLO entities, the Company serves as the investment manager and receives investment management fees and contingent performance fees. Generally, the Company does not hold any interest in the nonconsolidated CLO entities. The Company has never provided, and is not obligated to provide, any financial or other support to these entities.

The Company will review its assumptions on a periodic basis to determine if conditions have changed such that the projection of these contingent fees becomes significant enough to reconsider the Company's consolidation status as variable interest holder. As of December 31, 2012 and 2011, the Company did not hold any ownership interests in these unconsolidated CLOs.

The following table presents the December 31, 2012 and 2011 carrying amounts of total assets and liabilities of the VIEs in which the Company has concluded that it holds a variable interest, but is not the primary beneficiary. The Company determines its maximum exposure to loss to be: (i) the amount invested in the debt or equity of the VIE and (ii) other commitments and guarantees to the VIE.

	2012	2011
Carrying amount	$—	$—
Maximum exposure to loss	—	—
Assets of nonconsolidated investment entities	1,792.2	1,773.0
Liabilities of nonconsolidated investment entities	1,772.9	1,777.1

Investment Funds

The Company manages or holds investments in certain private equity funds and single strategy hedge funds. With these entities, the Company serves as the investment manager and is entitled to receive investment management fees and contingent performance fees that are generally expected to be insignificant. Although the Company has the power to direct the activities that significantly impact the economic performance of the funds, it does not hold a significant variable interest in any of these funds and, as such, does not have the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to the entity. Accordingly, the Company is not considered the primary beneficiary and did not consolidate any of these investment funds.

In addition, the Company does not consolidate the funds, in which its involvement takes a form of a limited partner interest and is restricted to a role of a passive investor, as a limited partner's interest does not provide the Company with any substantive kick-out or participating rights, which would overcome the presumption of control by the general partner.

Securitizations

The Company invests in various tranches of securitization entities, including RMBS, CMBS and ABS. Through its investments, the Company is not obligated to provide any financial or other support to these entities. Each of the RMBS, CMBS and ABS entities are thinly capitalized by design and considered VIEs. The Company's involvement with these entities is limited to that of a passive investor. The Company has no unilateral right to appoint or remove the servicer, special servicer, or investment manager, which are generally viewed to have the power to direct the activities that most significantly impact the securitization entities' economic performance, in any of these entities, nor does the Company function in any of these roles. The Company, through its investments or other arrangements, does not have the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to the entity. Therefore, the Company is not the primary beneficiary and will not consolidate any of the RMBS, CMBS and ABS entities in which it holds investments. These investments are accounted for as investments available-for-sale as described in the Fair Value Measurements note to these Consolidated Financial Statements and unrealized capital gains (losses) on these securities are recorded directly in AOCI, except for certain RMBS which are accounted for under the FVO whose change in fair value is reflected in Other net realized gains (losses) in the Consolidated Statements of Operations. The Company’s maximum exposure to loss on these structured investments is limited to the amount of its investment. Refer to the Investments (excluding Consolidated Investment Entities) note of these Consolidated Financial Statements for details regarding the carrying amounts and classifications of these assets.

Segments	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Segment Reporting [Abstract]
Segments
Segments

The Company provides its principal products and services in three ongoing businesses and reports results through five ongoing segments as follows:

Business	Segment
Retirement Solutions	Retirement Annuities
Investment Management	Investment Management
Insurance Solutions	Individual Life Employee Benefits

The Company also has a Corporate segment, which includes the financial data not directly related to the businesses and Closed Block segments, which include non-strategic products that are in run-off and no longer being actively marketed and sold.

These segments reflect the manner by which the Company’s chief operating decision maker views and manages the business. The following is a brief description of these segments, as well as Corporate and Closed Block segments.

Retirement Solutions

The Retirement Solutions business provides its products through two segments: Retirement and Annuities. The Retirement segment provides tax-deferred, employer-sponsored retirement savings plans and administrative services in corporate, education, healthcare and government markets, as well as rollover IRAs and other retail financial products. The Annuities segment primarily provides fixed and indexed annuities, tax-qualified mutual fund custodial products and payout annuities for pre-retirement wealth accumulation and post-retirement income management sold through multiple channels.

Investment Management

The Investment Management business provides investment products and retirement solutions through a broad range of traditional and alternative asset classes, geographies and styles, in separate accounts, pooled accounts, annuity portfolios and mutual funds. Products and services are offered to institutional clients, including public, corporate and union retirement plans, endowments and foundations and insurance companies, as well as individual investors and affiliated U.S. businesses and are distributed through the Company's direct sales force, consultant channel and intermediary partners (such as banks, broker-dealers and independent financial advisers).

Insurance Solutions

The Insurance Solutions business provides its products through two segments: Individual Life and Employee Benefits. The Individual Life segment provides wealth protection and transfer opportunities through universal, variable, whole life and term products, distributed through independent channels to meet the needs of a broad range of customers from the middle market through affluent market segments. The Employee Benefits segment provides stop loss, group life, voluntary employee paid and disability products to mid-sized and large businesses.

Corporate

Corporate includes corporate operations and corporate level assets and financial obligations. The Corporate segment includes investment income on assets backing surplus in excess of amounts held at the segment level, financing and interest expenses, other items not allocated to segments, such as certain expenses and liabilities of employee benefit plans and intercompany eliminations.

Closed Blocks

Closed Blocks include the Closed Block Variable Annuity, Closed Block Institutional Spread Products and Closed Block Other, which are in run-off. Closed Block Variable Annuity and Closed Block Institutional Spread Products (which issues guaranteed investment contracts and funding agreements) are no longer being actively marketed and sold, but are managed to protect regulatory and rating agency capital from equity market movements. The Closed Block Other segment mainly consists of the contingent consideration and loss related to the 2010 sale of three of the Company’s broker dealers and the amortization of the deferred gain related to the divestment of Group Reinsurance in 2010 via reinsurance and the Individual Reinsurance segment that was divested in 2004 via reinsurance.

Measurement

Operating earnings before income taxes is an internal measure used by management to evaluate segment performance. The Company uses the same accounting policies and procedures to measure segment operating earnings before income taxes as it does for consolidated net income (loss). Operating earnings before income taxes does not replace net income (loss) as the U.S. GAAP measure of the Company’s consolidated results of operations. However, the Company believes that the definitions of operating earnings before income taxes provide users with a more valuable measure of its business and segment performances and enhance the understanding of the Company’s performance by highlighting performance drivers. Each segment’s income (loss) before income taxes is calculated by making adjustments for the following items:

•
Net investment gains (losses), net of related amortization of DAC, VOBA, sales inducements and unearned revenue. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest;

•
Net guaranteed benefit hedging gains (losses), which include changes in the fair value of derivatives related to guaranteed benefits, net of related reserve increases (decreases) and net of related amortization of DAC, VOBA and sales inducements, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with the Company's long-term expectations and includes the cost of hedging. All other derivative and reserve changes related to guaranteed benefits are excluded from operating results, including the impacts related to changes in the Company's nonperformance spread;

•	Income (loss) related to business exited through reinsurance or divestment;

•	Income (loss) attributable to noncontrolling interests;

•	Income (loss) related to early extinguishments of debt;

•	Impairment of goodwill, value of management contract rights and value of customer relationships acquired;

•	Immediate recognition of net actuarial gains (losses) related to the Company’s pension and other post-employment benefit obligations and gains (losses) from plan amendments and curtailments; and

•
Other items, including restructuring expenses (severance, lease write-offs, etc.), integration expenses related to the Company’s acquisition of CitiStreet and certain third-party expenses related to the anticipated divestment of the Company by ING Group.

Operating earnings before income taxes also does not reflect the results of operations of the Company's Closed Block Variable Annuity segment, since this segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics. When the Company presents the adjustments to Income (loss) before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to the Company's Closed Block Variable Annuity segment.

The summary below reconciles operating earnings before income taxes for the segments to Income (loss) before income taxes for the periods indicated:

	Three Months Ended March 31,
	2013	2012
Retirement Solutions:
Retirement	$137.8	$123.9
Annuities	54.3	36.4
Investment Management	30.1	33.0
Insurance Solutions:
Individual Life	50.8	55.0
Employee Benefits	12.4	15.6
Total Ongoing Businesses	285.4	263.9
Corporate	(50.1)	(48.4)
Closed Blocks:
Closed Block Institutional Spread Products	22.1	22.1
Closed Block Other	(0.7)	2.2
Closed Blocks	21.4	24.3
Total operating earnings before income taxes	256.7	239.8

Adjustments:
Closed Block Variable Annuity	(477.1)	(907.7)
Net investment gains (losses) and related charges and adjustments	41.8	60.3
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	3.1	137.4
Loss related to businesses exited through reinsurance or divestment	(16.9)	(12.6)
Income (loss) attributable to noncontrolling interests	(13.5)	(15.6)
Other adjustments to operating earnings	(8.4)	(14.5)
Income (loss) before income taxes	$(214.3)	$(512.9)

Operating revenues is a measure of the Company's segment revenues. The Company calculates operating revenues by adjusting each segment's revenues for the following items:

•
Net realized investment gains (losses) and related charges and adjustments include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest. These are net of related amortization of unearned revenue;

•
Gain (loss) on change in fair value of derivatives related to guaranteed benefits include changes in the fair value of derivatives related to guaranteed benefits, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with the Company's long-term expectations and includes the cost of hedging. All other derivative and reserve changes related to guaranteed benefits are excluded from operating revenues, including the impacts related to changes in the Company's nonperformance spread;

•	Revenues related to businesses exited through reinsurance or divestment;

•	Revenues attributable to noncontrolling interests; and

•
Other adjustments to operating revenues primarily reflect fee income earned by the Company's broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in the Company's segments’ operating revenues, as well as other items where the income is passed on to third parties.

Operating revenues also do not reflect the revenues of the Company's Closed Block Variable Annuity segment, since this segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics. When the Company presents the adjustments to Total revenues on a consolidated basis, each adjustment excludes the relative portions attributable to the Company's Closed Block Variable Annuity segment.

The summary below reconciles operating revenues for the segments to Total revenues for the periods indicated:

	Three Months Ended March 31,
	2013	2012
Retirement Solutions:
Retirement	$583.2	$580.4
Annuities	307.6	351.2
Investment Management	131.9	130.6
Insurance Solutions:
Individual Life	687.1	712.0
Employee Benefits	318.1	313.3
Total Ongoing Businesses	2,027.9	2,087.5
Corporate	17.1	14.2
Closed Blocks:
Closed Block Institutional Spread Products	38.3	43.0
Closed Block Other	7.2	10.4
Closed Blocks	45.5	53.4
Total operating revenues	2,090.5	2,155.1

Adjustments:
Closed Block Variable Annuity	(444.0)	(978.8)
Net realized investment gains (losses) and related charges and adjustments	30.4	103.3
Gain (loss) on change in fair value of derivatives related to guaranteed benefits	20.6	125.3
Revenues related to businesses exited through reinsurance or divestment	(12.1)	7.5
Revenues (loss) attributable to noncontrolling interests	40.3	21.3
Other adjustments to operating revenues	92.9	51.6
Total revenues	$1,818.6	$1,485.3

Segment Information

The following is a summary of certain financial information for the Company’s segments for the periods indicated.

The Investment Management segment revenues include the following intersegment revenues, primarily consisting of asset-based management and administration fees.

	Three Months Ended March 31,
	2013	2012
Investment management intersegment revenues	$39.3	$40.1

The summary below presents Total assets for the Company’s segments as of the dates indicated:

	March 31, 2013	December 31, 2012
Retirement Solutions:
Retirement	$90,230.1	$86,504.3
Annuities	27,172.9	27,718.6
Investment Management	418.2	498.5
Insurance Solutions:
Individual Life	25,750.2	25,319.0
Employee Benefits	2,584.2	2,657.0
Total Ongoing Businesses	146,155.6	142,697.4
Corporate	5,270.4	5,593.4
Closed Blocks:
Closed Block Variable Annuity	49,001.4	49,157.6
Closed Block Institutional Spread Products	5,034.2	4,392.2
Closed Block Other	7,932.2	8,239.1
Closed Blocks	61,967.8	61,788.9
Total assets of segments	213,393.8	210,079.7
Noncontrolling interest	7,456.2	6,314.5
Total assets	$220,850.0	$216,394.2

Segments

The Company provides its principal products and services in three ongoing businesses and reports results through five ongoing segments as follows:

Business	Segment
Retirement Solutions	Retirement Annuities
Investment Management	Investment Management
Insurance Solutions	Individual Life Employee Benefits

The Company also has a Corporate segment, which includes the financial data not directly related to the businesses and Closed Block segments, which include non-strategic products that are in run-off and no longer being actively marketed and sold.

These segments reflect the manner by which the Company’s chief operating decision maker views and manages the business. The following is a brief description of these segments, as well as Corporate and Closed Block segments.

Retirement Solutions

The Retirement Solutions business provides its products through two segments: Retirement and Annuities. The Retirement segment provides tax-deferred, employer-sponsored retirement savings plans and administrative services in corporate, education, healthcare and government markets, as well as rollover IRAs and other retail financial products. The Annuities segment primarily provides fixed and indexed annuities, tax-qualified mutual fund custodial products and payout annuities for pre-retirement wealth accumulation and post-retirement income management sold through multiple channels.

Investment Management

The Investment Management business provides investment products and retirement solutions through a broad range of traditional and alternative asset classes, geographies and styles, in separate accounts, pooled accounts, annuity portfolios and mutual funds. Products and services are offered to institutional clients, including public, corporate and union retirement plans, endowments and foundations and insurance companies, as well as individual investors and affiliated U.S. businesses and are distributed through the Company's direct sales force, consultant channel and intermediary partners (such as banks, broker-dealers and independent financial advisers).

Insurance Solutions

The Insurance Solutions business provides its products through two segments: Individual Life and Employee Benefits. The Individual Life segment provides wealth protection and transfer opportunities through universal, variable and term products, distributed through independent channels to meet the needs of a broad range of customers from the middle market through affluent market segments. The Employee Benefits segment provides stop loss, group life, voluntary employee paid and disability products to mid-sized and large businesses.

Corporate

Corporate includes corporate operations and corporate level assets and financial obligations. The Corporate segment includes investment income on assets backing surplus in excess of amounts held at the segment level, financing and interest expenses, other items not allocated to segments, such as certain expenses and liabilities of employee benefit plans and intercompany eliminations.

Closed Blocks

Closed Blocks include the Closed Block Variable Annuity, Closed Block Institutional Spread Products and Closed Block Other, which are in run-off. Closed Block Variable Annuity and Closed Block Institutional Spread Products (which issues guaranteed investment contracts and funding agreements) are no longer being actively marketed and sold, but are managed to protect regulatory reserves and rating agency capital from equity market movements. The Closed Block Other segment mainly consists of the contingent consideration and loss related to the 2010 sale of three of the Company’s broker dealers and the amortization of the deferred gain related to the divestment of Group Reinsurance in 2010 via reinsurance and the Individual Reinsurance segment that was divested in 2004 via reinsurance.

Measurement

Operating earnings before income taxes is an internal measure used by management to evaluate segment performance. The Company uses the same accounting policies and procedures to measure segment operating income (loss) before income taxes as it does for consolidated net income (loss). Operating earnings before income taxes does not replace net income (loss) as the U.S. GAAP measure of the Company’s consolidated results of operations. However, the Company believes that the definitions of operating earnings before income taxes provide users with a more valuable measure of its business and segment performances and enhance the understanding of the Company’s performance by highlighting performance drivers. Each segment’s income (loss) before income taxes is calculated by making adjustments for the following items:

•
Net investment gains (losses), net of related amortization of DAC, VOBA, sales inducements and unearned revenue. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest;

•
Net guaranteed benefit hedging gains (losses), which include changes in the fair value of derivatives related to guaranteed benefits, net of related reserve increases (decreases) and net of related amortization of DAC, VOBA and sales inducements, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with the Company's long-term expectations and includes the cost of hedging. All other derivative and reserve changes related to guaranteed benefits are excluded from operating results, including the impacts related to changes in the Company's nonperformance spread;

•	Income (loss) related to business exited through reinsurance or divestment;

•	Income (loss) attributable to noncontrolling interests;

•	Income (loss) related to early extinguishment of debt;

•	Impairment of goodwill, value of management contract rights and value of customer relationships acquired;

•	Immediate recognition of net actuarial gains (losses) related to the Company’s pension and other post-employment benefit obligations and gains (losses) from plan amendments and curtailments; and

•
Other items, including restructuring expenses (severance, lease write-offs, etc.), integration expenses related to the Company’s acquisition of CitiStreet and certain third-party expenses related to the anticipated divestment of the Company by ING Group.

Operating earnings before income taxes also does not reflect the results of operations of the Company's Closed Block Variable Annuity segment, since this segment is managed to focus on protecting regulatory reserves and rating agency capital rather than achieving operating metrics. When the Company presents the adjustments to Income (loss) before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to the Company's Closed Block Variable Annuity segment.

The summary below reconciles operating income (loss) before income taxes for the segments to Income (loss) before income taxes for the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Retirement Solutions:
Retirement	$448.6	$441.9	$469.6
Annuities	102.2	387.6	115.0
Investment Management	134.5	87.5	50.1
Insurance Solutions:
Individual Life	196.2	279.3	313.5
Employee Benefits	109.4	83.3	82.0
Total Ongoing Businesses	990.9	1,279.6	1,030.2
Corporate	(182.3)	(230.2)	(399.1)
Closed Blocks:
Closed Block Institutional Spread Products	45.7	83.2	(3.8)
Closed Block Other	64.0	(13.0)	(6.7)
Closed Blocks	109.7	70.2	(10.5)
Total operating income (loss) before income taxes	918.3	1,119.6	620.6

Adjustments:
Closed Block Variable Annuity	(692.3)	(564.5)	(220.2)
Net investment gains (losses) and related charges and adjustments	455.5	71.8	(96.4)
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	97.2	(269.4)	(30.0)
Loss related to businesses exited through reinsurance or divestment	(45.8)	(35.1)	(3.3)
Income (loss) attributable to noncontrolling interests	138.2	190.9	(10.3)
Loss on early extinguishment of debt	—	—	(108.3)
Immediate recognition of net actuarial gains (losses) related to pension and other post-employment benefit obligations and gains (losses) from plan amendments and curtailments	(165.0)	(157.8)	(47.5)
Other adjustments to operating income	(100.1)	(77.7)	(66.8)
Income (loss) before income taxes	$606.0	$277.8	$37.8

Operating revenues is a measure of the Company's segment revenues. The Company calculates operating revenues by adjusting each segment's revenues for the following items:

•
Net realized investment gains (losses) and related charges and adjustments include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the fair value option ("FVO") unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest. These are net of related amortization of unearned revenue;

•
Gain (loss) on change in fair value of derivatives related to guaranteed benefits include changes in the fair value of derivatives related to guaranteed benefits, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with the Company's long-term expectations and includes the cost of hedging. All other derivative and reserve changes related to guaranteed benefits are excluded from operating revenues, including the impacts related to changes in the Company's nonperformance spread;

•	Revenues related to businesses exited through reinsurance or divestment;

•	Revenues attributable to noncontrolling interests; and

•
Other adjustments to operating revenues primarily reflect fee income earned by the Company's broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in the Company's segments’ operating revenues.

Operating revenues also do not reflect the revenues of the Company's Closed Block Variable Annuity segment, since this segment is managed to focus on protecting regulatory reserves and rating agency capital rather than achieving operating metrics. When the Company presents the adjustments to Total revenues on a consolidated basis, each adjustment excludes the relative portions attributable to the Company's Closed Block Variable Annuity segment.

The summary below reconciles operating revenues for the segments to Total revenues for the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Retirement Solutions:
Retirement	$2,271.9	$2,225.4	$2,179.0
Annuities	1,307.0	1,401.4	1,482.5
Investment Management	545.5	491.9	454.5
Insurance Solutions:
Individual Life	2,793.9	2,785.0	2,613.4
Employee Benefits	1,251.2	1,246.2	1,277.8
Total Ongoing Businesses	8,169.5	8,149.9	8,007.2
Corporate	65.9	(13.7)	(132.3)
Closed Blocks:
Closed Block Institutional Spread Products	127.2	188.1	167.6
Closed Block Other	43.8	52.2	64.3
Closed Blocks	171.0	240.3	231.9
Total operating revenues	8,406.4	8,376.5	8,106.8

Adjustments:
Closed Block Variable Annuity	(70.0)	794.9	677.7
Net realized investment gains (losses) and related charges and adjustments	603.4	219.2	47.7
Gain (loss) on change in fair value of derivatives related to guaranteed benefits	83.1	(399.0)	(66.9)
Revenues related to businesses exited through reinsurance or divestment	64.6	116.1	137.6
Revenues (loss) attributable to noncontrolling interests	313.8	399.1	143.2
Other adjustments to operating revenues	214.0	212.0	228.1
Total revenues	$9,615.3	$9,718.8	$9,274.2

Segment Information

The following is a summary of certain financial information for the Company’s segments for the years ended December 31, 2012, 2011 and 2010.

The Investment Management segment revenues include the following intersegment revenues, primarily consisting of asset-based management and administration fees.

	Years Ended December 31,
	2012	2011	2010
Investment management intersegment revenues	$157.6	$164.1	$156.8

The summary below presents Total assets for the Company’s segments as of December 31, 2012 and 2011:

	2012	2011
Retirement Solutions:
Retirement	$86,504.3	$76,076.8
Annuities	27,718.6	29,969.5
Investment Management	498.5	507.6
Insurance Solutions:
Individual Life	25,319.0	24,527.8
Employee Benefits	2,657.0	2,586.6
Total Ongoing Businesses	142,697.4	133,668.3
Corporate	5,593.4	3,328.6
Closed Blocks:
Closed Block Variable Annuity	49,157.6	47,564.3
Closed Block Institutional Spread Products	4,392.2	6,234.7
Closed Block Other	8,239.1	8,821.6
Closed Blocks	61,788.9	62,620.6
Total assets of segments	210,079.7	199,617.5
Noncontrolling interest	6,314.5	3,955.3
Total assets	$216,394.2	$203,572.8

Condensed Consolidating Financial Information	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Condensed Financial Information of Parent Company Only Disclosure [Abstract]
Condensed Consolidating Financial Information
Condensed Consolidating Financial Information

The accompanying condensed consolidating financial information has been prepared and presented pursuant to SEC Regulation S-X, Rule 3-10, “Financial Statements of Guarantors and Issuers of Guaranteed Securities Registered or Being Registered” (“Rule 3-10”). The condensed consolidating financial information presents the financial position of ING U.S., Inc. (“Parent Issuer”), Lion Holdings (“Subsidiary Guarantor”) and all other subsidiaries (“Non-Guarantor Subsidiaries”) of the Company at March 31, 2013 and December 31, 2012, and the results of their operations, comprehensive income and cash flows for three months ended March 31, 2013 and 2012.
On July 13, 2012, the Company issued $850.0 in 5.5% unsecured Senior Notes due 2022 (the “2022 Notes”) in a private placement with registration rights. On February 11, 2013, the Company issued $1.0 billion of unsecured 2.9% Senior Notes due 2018 in a private placement with registration rights (the “2018 Notes”). On May 16, 2013, the Company issued $750.0 of 5.65% Fixed-to-Floating Rate Junior Subordinated Notes due in 2053 in a private placement with registration rights (the “2053 Notes”). The 2022 Notes, 2018 Notes and 2053 Notes are fully and unconditionally guaranteed by Lion Holdings, a 100% owned subsidiary of the Company. No other subsidiary of ING U.S., Inc. guarantees the 2022 Notes, 2018 Notes or 2053 Notes. See the “Dividend Restrictions” section of the Shareholder's Equity and Dividend Restrictions note to these Condensed Consolidated Financial Statements for information on any significant restrictions on the ability of the Parent Issuer or Subsidiary Guarantor to obtain funds from its subsidiaries by dividend or return of capital.
The following condensed consolidating financial information is presented in conformance with the condensed consolidated financial statements. Investments in subsidiaries are accounted for using the equity method for purposes of illustrating the consolidating presentation. Equity in the subsidiaries is reflected in the Parent Issuer's and Subsidiary Guarantor's Investments in subsidiaries and Equity in earnings of subsidiaries, net of tax. Non-Guarantor Subsidiaries represent all other subsidiaries on a combined basis. The Consolidating Adjustments presented eliminate investments in subsidiaries and intercompany balances and transactions.

ING U.S., Inc.
Condensed Consolidating Balance Sheet
March 31, 2013
(In millions)

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Assets:
Investments:
Fixed maturities, available-for-sale, at fair value	—	—	70,638.3	(15.4)	70,622.9
Fixed maturities, at fair value using the fair value option	—	—	2,675.8	—	2,675.8
Equity securities, available-for-sale, at fair value	69.8	5.5	207.0	—	282.3
Short-term investments	—	—	2,992.1	—	2,992.1
Mortgage loans on real estate, net of valuation allowance	—	—	8,949.4	—	8,949.4
Policy loans	—	—	2,204.4	—	2,204.4
Limited partnerships/corporations	—	—	468.5	—	468.5
Derivatives	109.4	—	2,119.6	(152.0)	2,077.0
Investments in subsidiaries	15,233.9	13,709.3	—	(28,943.2)	—
Other investments	—	0.4	166.3	—	166.7
Securities pledged	—	—	1,774.7	—	1,774.7
Total investments	15,413.1	13,715.2	92,196.1	(29,110.6)	92,213.8
Cash and cash equivalents	384.2	0.3	2,403.2	—	2,787.7
Short-term investments under securities loan agreements, including collateral delivered	—	—	863.5	—	863.5
Accrued investment income	—	—	900.8	—	900.8
Reinsurance recoverable	—	—	7,151.0	—	7,151.0
Deferred policy acquisition costs, Value of business acquired	—	—	4,019.6	—	4,019.6
Sales inducements to contract holders	—	—	235.5	—	235.5
Goodwill and other intangible assets	—	—	341.8	—	341.8
Loans to subsidiaries and affiliates	111.9	68.6	275.0	(455.5)	—
Due from subsidiaries and affiliates	15.1	4.5	1.8	(21.4)	—
Other assets	37.0	—	1,091.2	—	1,128.2
Assets related to consolidated investment entities:
Limited partnerships/corporations, at fair value	—	—	2,980.7	—	2,980.7
Cash and cash equivalents	—	—	1,054.8	—	1,054.8
Corporate loans, at fair value using the fair value option	—	—	4,043.1	—	4,043.1
Other assets	—	—	31.2	—	31.2
Assets held in separate accounts	—	—	103,098.3	—	103,098.3
Total assets	15,961.3	13,788.6	220,687.6	(29,587.5)	220,850.0

ING U.S., Inc.
Condensed Consolidating Balance Sheet
March 31, 2013
(In millions)

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Liabilities and Shareholder's Equity:
Future policy benefits	—	—	15,061.5	—	15,061.5
Contract owner account balances	—	—	70,813.6	—	70,813.6
Payables under securities loan agreement, including collateral held	—	—	1,348.8	—	1,348.8
Short-term debt	525.7	138.4	111.9	(454.8)	321.2
Long-term debt	2,094.1	1,014.2	347.9	(15.4)	3,440.8
Funds held under reinsurance agreements	—	—	1,170.8	—	1,170.8
Derivatives	59.6	—	1,763.0	(152.0)	1,670.6
Pension and other post-employment provisions	—	—	906.6	—	906.6
Current income taxes	(12.7)	12.0	13.9	—	13.2
Deferred income taxes	(135.8)	—	1,057.4	—	921.6
Due to subsidiaries and affiliates	0.6	1.2	19.6	(21.4)	—
Other liabilities	38.7	7.5	1,185.8	(0.7)	1,231.3
Liabilities related to consolidated investment entities:
Collateralized loan obligations notes, at fair value using the fair value option	—	—	4,448.1	—	4,448.1
Other liabilities	—	—	804.7	—	804.7
Liabilities related to separate accounts	—	—	103,098.3	—	103,098.3
Total liabilities	2,570.2	1,173.3	202,151.9	(644.3)	205,251.1
Shareholder's equity:
Total ING U.S., Inc. shareholder's equity	13,391.1	12,615.3	16,327.9	(28,943.2)	13,391.1
Noncontrolling interest	—	—	2,207.8	—	2,207.8
Total shareholder's equity	13,391.1	12,615.3	18,535.7	(28,943.2)	15,598.9
Total liabilities and shareholder's equity	15,961.3	13,788.6	220,687.6	(29,587.5)	220,850.0

ING U.S., Inc.
Condensed Consolidating Balance Sheet
December 31, 2012
(In millions)

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Assets:
Investments:
Fixed maturities, available-for-sale, at fair value	—	—	70,925.7	(15.4)	70,910.3
Fixed maturities, at fair value using the fair value option	—	—	2,771.3	—	2,771.3
Equity securities, available-for-sale, at fair value	63.9	20.1	256.1	—	340.1
Short-term investments	—	—	5,991.2	—	5,991.2
Mortgage loans on real estate, net of valuation allowance	—	—	8,662.3	—	8,662.3
Policy loans	—	—	2,200.3	—	2,200.3
Limited partnerships/corporations	—	—	465.1	—	465.1
Derivatives	117.7	—	2,410.5	(153.7)	2,374.5
Investments in subsidiaries	15,715.1	14,044.3	—	(29,759.4)	—
Other investments	—	0.4	166.6	—	167.0
Securities pledged	—	—	1,605.5	—	1,605.5
Total investments	15,896.7	14,064.8	95,454.6	(29,928.5)	95,487.6
Cash and cash equivalents	357.5	0.4	1,428.9	—	1,786.8
Short-term investments under securities loan agreements, including collateral delivered	—	—	664.0	—	664.0
Accrued investment income	—	—	863.5	—	863.5
Reinsurance recoverable	—	—	7,379.3	—	7,379.3
Deferred policy acquisition costs, Value of business acquired	—	—	3,656.3	—	3,656.3
Sales inducements to contract holders	—	—	212.7	—	212.7
Goodwill and other intangible assets	—	—	348.5	—	348.5
Loans to subsidiaries and affiliates	77.0	58.0	261.4	(396.4)	—
Due from subsidiaries and affiliates	16.5	1.5	24.6	(42.6)	—
Other assets	35.8	—	1,326.7	—	1,362.5
Assets related to consolidated investment entities:
Limited partnerships/corporations, at fair value	—	—	2,931.2	—	2,931.2
Cash and cash equivalents	—	—	440.8	—	440.8
Corporate loans, at fair value using the fair value option	—	—	3,559.3	—	3,559.3
Other assets	—	—	34.3	—	34.3
Assets held in separate accounts	—	—	97,667.4	—	97,667.4
Total assets	16,383.5	14,124.7	216,253.5	(30,367.5)	216,394.2

ING U.S., Inc.
Condensed Consolidating Balance Sheet
December 31, 2012
(In millions)

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Liabilities and Shareholder's Equity:
Future policy benefits	—	—	15,493.6	—	15,493.6
Contract owner account balances	—	—	70,562.1	—	70,562.1
Payables under securities loan agreement, including collateral held	—	—	1,509.8	—	1,509.8
Short-term debt	886.1	138.3	436.3	(396.1)	1,064.6
Long-term debt	1,824.6	1,014.1	347.8	(15.4)	3,171.1
Funds held under reinsurance agreements	—	—	1,236.6	—	1,236.6
Derivatives	59.3	—	2,038.6	(153.7)	1,944.2
Pension and other post-employment provisions	—	—	903.2	—	903.2
Current income taxes	(221.1)	7.2	225.6	—	11.7
Deferred income taxes	(127.4)	0.2	1,169.9	—	1,042.7
Due to subsidiaries and affiliates	23.1	1.5	18.0	(42.6)	—
Other liabilities	64.0	19.0	1,521.5	(0.3)	1,604.2
Liabilities related to consolidated investment entities:
Collateralized loan obligations notes, at fair value using the fair value option	—	—	3,829.4	—	3,829.4
Other liabilities	—	—	292.4	—	292.4
Liabilities related to separate accounts	—	—	97,667.4	—	97,667.4
Total liabilities	2,508.6	1,180.3	197,252.2	(608.1)	200,333.0
Shareholder's equity:
Total ING U.S., Inc. shareholder's equity	13,874.9	12,944.4	16,815.0	(29,759.4)	13,874.9
Noncontrolling interest	—	—	2,186.3	—	2,186.3
Total shareholder's equity	13,874.9	12,944.4	19,001.3	(29,759.4)	16,061.2
Total liabilities and shareholder's equity	16,383.5	14,124.7	216,253.5	(30,367.5)	216,394.2

ING U.S., Inc.
Condensed Consolidating Statement of Operations
For the Three Months Ended March 31, 2013
(In millions)

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Revenues:
Net investment income	25.0	0.1	1,174.3	(0.7)	1,198.7
Fee income	—	—	891.9	—	891.9
Premiums	—	—	471.9	—	471.9
Net realized gains (losses):
Total other-than-temporary impairments	—	—	(11.6)	—	(11.6)
Less: Portion of other-than-temporary impairments recognized in Other comprehensive income (loss)	—	—	(0.6)	—	(0.6)
Net other-than-temporary impairments recognized in earnings	—	—	(11.0)	—	(11.0)
Other net realized capital gains (losses)	—	—	(863.8)	—	(863.8)
Total net realized capital gains (losses)	—	—	(874.8)	—	(874.8)
Other revenue	2.1	0.3	96.1	(2.9)	95.6
Income (loss) related to consolidated investment entities:
Net investment income (loss)	—	—	44.2	—	44.2
Changes in fair value related to collateralized loan obligations	—	—	(8.9)	—	(8.9)
Total revenues	27.1	0.4	1,794.7	(3.6)	1,818.6
Benefits and expenses:					—
Policyholder benefits	—	—	540.5	—	540.5
Interest credited to contract owner account balance	—	—	520.9	—	520.9
Operating expenses	2.7	—	759.3	(2.9)	759.1
Net amortization of deferred policy acquisition costs and value of business acquired	—	—	130.5	—	130.5
Interest expense	27.4	15.5	2.2	(0.7)	44.4
Operating expenses related to consolidated investment entities:
Interest expense	—	—	36.8	—	36.8
Other expense	—	—	0.7	—	0.7
Total benefits and expenses	30.1	15.5	1,990.9	(3.6)	2,032.9
Income (loss) before income taxes	(3.0)	(15.1)	(196.2)	—	(214.3)
Income tax expense (benefit)	(2.0)	(5.7)	18.9	—	11.2
Net income (loss) before equity in earnings (losses) of unconsolidated affiliates	(1.0)	(9.4)	(215.1)	—	(225.5)
Equity in earnings (losses) of subsidiaries, net of tax	(211.0)	(219.4)	—	430.4	—
Net income (loss) including noncontrolling interest	(212.0)	(228.8)	(215.1)	430.4	(225.5)
Less: Net income (loss) attributable to noncontrolling interest	—	—	(13.5)	—	(13.5)
Net income (loss) available to ING U.S., Inc.'s common shareholder	(212.0)	(228.8)	(201.6)	430.4	(212.0)
ING U.S., Inc.
Condensed Consolidating Statement of Operations
For the Three Months Ended March 31, 2012
(In millions)

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Revenues:
Net investment income	0.4	0.1	1,278.9	(2.0)	1,277.4
Fee income	—	—	889.0	—	889.0
Premiums	—	—	461.6	—	461.6
Net realized gains (losses):
Total other-than-temporary impairments	—	—	(7.3)	—	(7.3)
Less: Portion of other-than-temporary impairments recognized in Other comprehensive income (loss)	—	—	(0.4)	—	(0.4)
Net other-than-temporary impairments recognized in earnings	—	—	(6.9)	—	(6.9)
Other net realized capital gains (losses)	—	—	(1,243.0)	—	(1,243.0)
Total net realized capital gains (losses)	—	—	(1,249.9)	—	(1,249.9)
Other revenue	3.9	—	86.5	(1.4)	89.0
Income (loss) related to consolidated investment entities:
Net investment income (loss)	—	—	34.9	—	34.9
Changes in fair value related to collateralized loan obligations	—	—	(16.7)	—	(16.7)
Total revenues	4.3	0.1	1,484.3	(3.4)	1,485.3
Benefits and expenses:					—
Policyholder benefits	—	—	448.1	—	448.1
Interest credited to contract owner account balance	—	—	570.1	—	570.1
Operating expenses	3.2	—	757.6	(1.4)	759.4
Net amortization of deferred policy acquisition costs and value of business acquired	—	—	173.7	—	173.7
Interest expense	5.5	13.0	7.8	(2.0)	24.3
Operating expenses related to consolidated investment entities:
Interest expense	—	—	22.2	—	22.2
Other expense	—	—	0.4	—	0.4
Total benefits and expenses	8.7	13.0	1,979.9	(3.4)	1,998.2
Income (loss) before income taxes	(4.4)	(12.9)	(495.6)	—	(512.9)
Income tax expense (benefit)	4.8	(0.8)	31.9	(28.0)	7.9
Net income (loss) before equity in earnings (losses) of unconsolidated affiliates	(9.2)	(12.1)	(527.5)	28.0	(520.8)
Equity in earnings (losses) of subsidiaries, net of tax	(496.0)	123.6	—	372.4	—
Net income (loss) including noncontrolling interest	(505.2)	111.5	(527.5)	400.4	(520.8)
Less: Net income (loss) attributable to noncontrolling interest	—	—	(15.6)	—	(15.6)
Net income (loss) available to ING U.S., Inc.'s common shareholder	(505.2)	111.5	(511.9)	400.4	(505.2)
ING U.S., Inc.
Consolidated Statement of Comprehensive Income
For the Three Months Ended March 31, 2013
(In millions)

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Net income (loss)	(212.0)	(228.8)	(215.1)	430.4	(225.5)
Other comprehensive income (loss), before tax:
Unrealized gains/losses on securities	(399.9)	(137.0)	(397.8)	534.8	(399.9)
Other-than-temporary impairments	10.9	6.9	10.9	(17.8)	10.9
Pension and other post-employment benefit liability	(3.5)	(0.8)	(3.4)	4.2	(3.5)
Other comprehensive income (loss), before tax	(392.5)	(130.9)	(390.3)	521.2	(392.5)
Income tax (benefit) expense related to items of other comprehensive income (loss)	(134.6)	(44.9)	(133.8)	178.7	(134.6)
Other comprehensive income (loss), after tax	(257.9)	(86.0)	(256.5)	342.5	(257.9)
Comprehensive income (loss)	(469.9)	(314.8)	(471.6)	772.9	(483.4)
Less: Comprehensive income (loss) attributable to the noncontrolling interest	—	—	(13.5)	—	(13.5)
Comprehensive income (loss) attributable to ING U.S., Inc.'s common shareholder	(469.9)	(314.8)	(458.1)	772.9	(469.9)

ING U.S., Inc.
Consolidated Statement of Comprehensive Income
For the Three Months Ended March 31, 2012
(In millions)

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Net income (loss)	(505.2)	111.5	(527.5)	400.4	(520.8)
Other comprehensive income (loss), before tax:
Unrealized gains/losses on securities	(75.7)	160.3	(78.7)	(81.6)	(75.7)
Other-than-temporary impairments	12.8	9.6	13.6	(23.2)	12.8
Pension and other post-employment benefit liability	(3.8)	(0.8)	(3.7)	4.5	(3.8)
Other comprehensive income (loss), before tax	(66.7)	169.1	(68.8)	(100.3)	(66.7)
Income tax (benefit) expense related to items of other comprehensive income (loss)	(58.7)	42.9	(69.8)	26.9	(58.7)
Other comprehensive income (loss), after tax	(8.0)	126.2	1.0	(127.2)	(8.0)
Comprehensive income (loss)	(513.2)	237.7	(526.5)	273.2	(528.8)
Less: Comprehensive income (loss) attributable to the noncontrolling interest	—	—	(15.6)	—	(15.6)
Comprehensive income (loss) attributable to ING U.S., Inc.'s common shareholder	(513.2)	237.7	(510.9)	273.2	(513.2)

ING U.S., Inc.
Condensed Consolidating Statement of Cash Flows
For the Three Months Ended March 31, 2013
(In millions)

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Net cash provided by (used in) operating activities	152.3	(2.0)	(163.7)	(15.0)	(28.4)

Cash Flows from Investing Activities:
Proceeds from the sale, maturity, disposal or redemption of:
Fixed maturities	—	—	4,455.8	—	4,455.8
Equity securities, available-for-sale	3.2	12.4	12.8	—	28.4
Mortgage loans on real estate	—	—	318.3	—	318.3
Limited partnerships/corporations	—	—	18.0	—	18.0
Acquisition of:
Fixed maturities	—	—	(4,802.8)	—	(4,802.8)
Equity securities, available-for-sale	(5.2)	—	(4.2)	—	(9.4)
Mortgage loans on real estate	—	—	(581.4)	—	(581.4)
Limited partnerships/corporations	—	—	(9.8)	—	(9.8)
Short-term investments, net	—	—	2,999.1	—	2,999.1
Policy loans, net	—	—	(4.1)	—	(4.1)
Derivatives, net	—	—	(1,089.6)	—	(1,089.6)
Other investments, net	—	—	11.8	—	11.8
Sales from consolidated investments entities	—	—	573.8	—	573.8
Purchase of consolidated investment entities	—	—	(613.8)	—	(613.8)
Net maturity of short-term intercompany loans	(34.9)	(10.5)	(13.4)	58.8	—
Collateral received (delivered), net	8.6	—	(369.1)	—	(360.5)
Purchases of fixed assets, net	—	—	(6.6)	—	(6.6)
Net cash provided by (used in) investing activities	(28.3)	1.9	894.8	58.8	927.2

Cash Flows from Financing Activities:
Deposits received for investment contracts	—	—	2,936.2	—	2,936.2
Maturities and withdrawals from investment contracts	—	—	(2,996.6)	—	(2,996.6)
Proceeds from issuance of debt with maturities of more than three months	1,000.3	—	0.3	—	1,000.6
Repayment of debt with maturities of more than three months	(945.3)	—	(359.3)	—	(1,304.6)
Short-term debt	(169.7)	—	—	—	(169.7)
Debt issuance costs	(6.5)	—	—	—	(6.5)
Net (repayments of) proceeds from short-term intercompany loans	23.9	—	34.9	(58.8)	—
Dividends to parent	—	—	(15.0)	15.0	—

Contributions from (distributions to) participants in consolidated investment entities	—	—	642.7	—	642.7
Contribution of capital	—	—	—	—	—
Net cash provided by (used in) financing activities	(97.3)	—	243.2	(43.8)	102.1
Net increase (decrease) in cash and cash equivalents	26.7	(0.1)	974.3	—	1,000.9
Cash and cash equivalents, beginning of year	357.5	0.4	1,428.9	—	1,786.8
Cash and cash equivalents, end of year	384.2	0.3	2,403.2	—	2,787.7

ING U.S., Inc.
Condensed Consolidating Statement of Cash Flows
For the Three Months Ended March 31, 2012
(In millions)

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Net cash provided by (used in) operating activities	(20.2)	(18.0)	362.5	—	324.3

Cash Flows from Investing Activities:
Proceeds from the sale, maturity, disposal or redemption of:
Fixed maturities	—	—	5,838.7	—	5,838.7
Equity securities, available-for-sale	9.1	5.4	9.0	—	23.5
Mortgage loans on real estate	—	—	316.3	—	316.3
Loan - Dutch State obligation	—	—	145.3	—	145.3
Limited partnerships/corporations	—	—	63.1	—	63.1
Acquisition of:
Fixed maturities	—	—	(4,233.3)	—	(4,233.3)
Equity securities, available-for-sale	(3.9)	—	(6.0)	—	(9.9)
Mortgage loans on real estate	—	—	(553.9)	—	(553.9)
Limited partnerships/corporations	—	—	(77.3)	—	(77.3)
Short-term investments, net	—	—	499.4	—	499.4
Policy loans, net	—	—	39.8	—	39.8
Derivatives, net	—	—	(1,171.2)	—	(1,171.2)
Other investments, net	—	1.1	(1.2)	—	(0.1)
Sales from consolidated investments entities	—	—	181.5	—	181.5
Purchase of consolidated investment entities	—	—	(380.0)	—	(380.0)
Net maturity of short-term intercompany loans	16.7	11.4	123.8	(151.9)	—
Collateral received (delivered), net	7.3	—	(216.7)	—	(209.4)
Purchases of fixed assets, net	—	—	(8.2)	—	(8.2)
Other, net	—	—	(0.2)	—	(0.2)
Net cash provided by (used in) investing activities	29.2	17.9	568.9	(151.9)	464.1

Cash Flows from Financing Activities:
Deposits received for investment contracts	—	—	4,251.2	—	4,251.2
Maturities and withdrawals from investment contracts	—	—	(4,918.2)	—	(4,918.2)
Proceeds from issuance of debt with maturities of more than three months	43.9	—	—	—	43.9
Repayment of debt with maturities of more than three months	(47.6)	—	—	—	(47.6)
Short-term debt	129.1	—	—	—	129.1
Net (repayments of) proceeds from short-term intercompany loans	(135.2)	—	(16.7)	151.9	—

Contributions from (distributions to) participants in consolidated investment entities	—	—	392.2	—	392.2
Net cash provided by (used in) financing activities	(9.8)	—	(291.5)	151.9	(149.4)
Net increase (decrease) in cash and cash equivalents	(0.8)	(0.1)	639.9	—	639.0
Cash and cash equivalents, beginning of year	1.3	0.6	636.1	—	638.0
Cash and cash equivalents, end of year	0.5	0.5	1,276.0	—	1,277.0

Condensed Consolidating Financial Information

The accompanying condensed consolidating financial information has been prepared and presented pursuant to SEC Regulation S-X, Rule 3-10, “Financial Statements of Guarantors and Issuers of Guaranteed Securities Registered or Being Registered”(“Rule 3-10”). The condensed consolidating financial information presents the financial position of ING U.S., Inc. (“Parent Issuer”), Lion Holdings (“Subsidiary Guarantor”) and all other subsidiaries (“Non-Guarantor Subsidiaries”) of the Company at December 31, 2012 and 2011, and the results of their operations, comprehensive income and cash flows for periods ended December 31, 2012, 2011 and 2010.

On July 13, 2012, the Company issued $850.0 in 5.5% unsecured Senior Notes due 2022 (the "2022 Notes") in a private placement with registration rights. On February 11, 2013, the Company issued $1.0 billion of unsecured 2.9% Senior Notes due 2018 in a private placement with registration rights (the “2018 Notes”). The 2022 Notes and 2018 Notes are fully and unconditionally guaranteed by Lion Holdings, a 100% owned subsidiary of the Company. No other subsidiary of ING U.S., Inc. guarantees the 2022 Notes or 2018 Notes. See the “Dividend Restrictions” section of the Shareholder's Equity and Dividend Restrictions note to these Consolidated Financial Statements for information on any significant restrictions on the ability of the Parent Issuer or Subsidiary Guarantor to obtain funds from its subsidiaries by dividend or return of capital.

The following condensed consolidating financial information is presented in conformance with the consolidated financial statements. Investments in subsidiaries are accounted for using the equity method for purposes of illustrating the consolidating presentation. Equity in the subsidiaries is therefore reflected in the Parent Issuer's and Subsidiary Guarantor's Investment in subsidiaries and Equity in earnings of subsidiaries, net of tax. Non-Guarantor Subsidiaries represent all other subsidiaries on a combined basis. The consolidating adjustments presented eliminate investments in subsidiaries and intercompany balances and transactions.

Condensed Consolidating Balance Sheet
December 31, 2012

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Assets:
Investments:
Fixed maturities, available-for-sale, at fair value	—	—	70,925.7	(15.4)	70,910.3
Fixed maturities, at fair value using the fair value option	—	—	2,771.3	—	2,771.3
Equity securities, available-for-sale, at fair value	63.9	20.1	256.1	—	340.1
Short-term investments	—	—	5,991.2	—	5,991.2
Mortgage loans on real estate, net of valuation allowance	—	—	8,662.3	—	8,662.3
Policy loans	—	—	2,200.3	—	2,200.3
Limited partnerships/corporations	—	—	465.1	—	465.1
Derivatives	117.7	—	2,410.5	(153.7)	2,374.5
Investments in subsidiaries	15,715.1	14,044.3	—	(29,759.4)	—
Other investments	—	0.4	166.6	—	167.0
Securities pledged	—	—	1,605.5	—	1,605.5
Total investments	15,896.7	14,064.8	95,454.6	(29,928.5)	95,487.6
Cash and cash equivalents	357.5	0.4	1,428.9	—	1,786.8
Short-term investments under securities loan agreements, including collateral delivered	—	—	664.0	—	664.0
Accrued investment income	—	—	863.5	—	863.5
Reinsurance recoverable	—	—	7,379.3	—	7,379.3
Deferred policy acquisition costs, Value of business acquired	—	—	3,656.3	—	3,656.3
Sales inducements to contract holders	—	—	212.7	—	212.7
Goodwill and other intangible assets	—	—	348.5	—	348.5
Loans to subsidiaries and affiliates	77.0	58.0	261.4	(396.4)	—
Due from subsidiaries and affiliates	16.5	1.5	24.6	(42.6)	—
Other assets	35.8	—	1,326.7	—	1,362.5
Assets related to consolidated investment entities:
Limited partnerships/corporations, at fair value	—	—	2,931.2	—	2,931.2
Cash and cash equivalents	—	—	440.8	—	440.8
Corporate loans, at fair value using the fair value option	—	—	3,559.3	—	3,559.3
Other assets	—	—	34.3	—	34.3
Assets held in separate accounts	—	—	97,667.4	—	97,667.4
Total assets	16,383.5	14,124.7	216,253.5	(30,367.5)	216,394.2
Condensed Consolidating Balance Sheet (Continued)
December 31, 2012

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Liabilities and Shareholder's Equity:
Future policy benefits	—	—	15,493.6	—	15,493.6
Contract owner account balances	—	—	70,562.1	—	70,562.1
Payables under securities loan agreement, including collateral held	—	—	1,509.8	—	1,509.8
Short-term debt	886.1	138.3	436.3	(396.1)	1,064.6
Long-term debt	1,824.6	1,014.1	347.8	(15.4)	3,171.1
Funds held under reinsurance agreements	—	—	1,236.6	—	1,236.6
Derivatives	59.3	—	2,038.6	(153.7)	1,944.2
Pension and other post-employment provisions	—	—	903.2	—	903.2
Current income taxes	(221.1)	7.2	225.6	—	11.7
Deferred income taxes	(127.4)	0.2	1,169.9	—	1,042.7
Due to subsidiaries and affiliates	23.1	1.5	18.0	(42.6)	—
Other liabilities	64.0	19.0	1,521.5	(0.3)	1,604.2
Liabilities related to consolidated investment entities:
Collateralized loan obligations notes, at fair value using the fair value option	—	—	3,829.4	—	3,829.4
Other liabilities	—	—	292.4	—	292.4
Liabilities related to separate accounts	—	—	97,667.4	—	97,667.4
Total liabilities	2,508.6	1,180.3	197,252.2	(608.1)	200,333.0
Shareholder's equity:
Total ING U.S., Inc. shareholder's equity	13,874.9	12,944.4	16,815.0	(29,759.4)	13,874.9
Noncontrolling interest	—	—	2,186.3	—	2,186.3
Total shareholder's equity	13,874.9	12,944.4	19,001.3	(29,759.4)	16,061.2
Total liabilities and shareholder's equity	16,383.5	14,124.7	216,253.5	(30,367.5)	216,394.2

Condensed Consolidating Balance Sheet
December 31, 2011

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Assets:
Investments:
Fixed maturities, available-for-sale, at fair value	—	—	67,421.1	(15.5)	67,405.6
Fixed maturities, at fair value using the fair value option	—	—	3,010.3	—	3,010.3
Equity securities, available-for-sale, at fair value	69.4	11.6	272.8	—	353.8
Short-term investments	—	—	3,572.7	—	3,572.7
Mortgage loans on real estate, net of valuation allowance	—	—	8,691.1	—	8,691.1
Loan - Dutch State obligation	—	—	1,792.7	—	1,792.7
Policy loans	—	—	2,263.9	—	2,263.9
Limited partnerships/corporations	—	—	599.6	—	599.6
Derivatives	137.1	—	2,701.8	(178.0)	2,660.9
Investments in subsidiaries	14,867.0	13,421.5	—	(28,288.5)	—
Other investments	—	1.7	213.4	—	215.1
Securities pledged	—	—	2,253.5	—	2,253.5
Total investments	15,073.5	13,434.8	92,792.9	(28,482.0)	92,819.2
Cash and cash equivalents	1.3	0.6	636.1	—	638.0
Short-term investments under securities loan agreements, including collateral delivered	—	—	1,075.9	—	1,075.9
Accrued investment income	—	—	881.7	—	881.7
Reinsurance recoverable	—	—	7,723.4	—	7,723.4
Deferred policy acquisition costs, Value of business acquired	—	—	4,352.3	—	4,352.3
Sales inducements to contract holders	—	—	307.3	—	307.3
Current income taxes	(214.0)	(25.3)	265.3	—	26.0
Goodwill and other intangible assets	—	—	382.5	—	382.5
Loans to subsidiaries and affiliates	179.4	24.5	2,332.4	(2,536.3)	—
Due from subsidiaries and affiliates	6.3	0.1	16.5	(22.9)	—
Other assets	55.7	6.8	1,413.8	—	1,476.3
Assets related to consolidated investment entities:
Limited partnerships/corporations, at fair value	—	—	2,860.3	—	2,860.3
Cash and cash equivalents	—	—	137.0	—	137.0
Corporate loans, at fair value using the fair value option	—	—	2,162.9	—	2,162.9
Other assets	—	—	15.5	—	15.5
Assets held in separate accounts	—	—	88,714.5	—	88,714.5
Total assets	15,102.2	13,441.5	206,070.3	(31,041.2)	203,572.8

Condensed Consolidating Balance Sheet (Continued)
December 31, 2011

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Liabilities and Shareholder's Equity:
Future policy benefits	—	—	15,626.7	—	15,626.7
Contract owner account balances	—	—	72,731.7	—	72,731.7
Payables under securities loan agreement, including collateral held	—	—	1,781.8	—	1,781.8
Short-term debt	2,911.0	500.0	179.5	(2,535.9)	1,054.6
Long-term debt	—	651.3	707.3	(15.5)	1,343.1
Funds held under reinsurance agreements	—	—	1,307.6	—	1,307.6
Derivatives	71.5	—	2,062.3	(178.0)	1,955.8
Pension and other post-employment provisions	—	—	797.7	—	797.7
Deferred income taxes	(263.0)	—	776.0	—	513.0
Due to subsidiaries and affiliates	16.2	0.3	6.4	(22.9)	—
Other liabilities	12.6	17.6	1,533.8	(0.4)	1,563.6
Liabilities related to consolidated investment entities:
Collateralized loan obligations notes, at fair value using the fair value option	—	—	2,057.1	—	2,057.1
Other liabilities	—	—	199.5	—	199.5
Liabilities related to separate accounts	—	—	88,714.5	—	88,714.5
Total liabilities	2,748.3	1,169.2	188,481.9	(2,752.7)	189,646.7
Shareholder's equity:
Total ING U.S., Inc. shareholder's equity	12,353.9	12,272.3	16,016.2	(28,288.5)	12,353.9
Noncontrolling interest	—	—	1,572.2	—	1,572.2
Total shareholder's equity	12,353.9	12,272.3	17,588.4	(28,288.5)	13,926.1
Total liabilities and shareholder's equity	15,102.2	13,441.5	206,070.3	(31,041.2)	203,572.8

Condensed Consolidating Statement of Operations
For the Year Ended December 31, 2012

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Revenues:
Net investment income	2.4	1.9	4,698.3	(4.7)	4,697.9
Fee income	—	—	3,515.4	—	3,515.4
Premiums	—	—	1,861.1	—	1,861.1
Net realized gains (losses):
Total other-than-temporary impairments	—	—	(74.1)	—	(74.1)
Less: Portion of other-than-temporary impairments recognized in Other comprehensive income (loss)	—	—	(19.0)	—	(19.0)
Net other-than-temporary impairments recognized in earnings	—	—	(55.1)	—	(55.1)
Other net realized capital gains (losses)	—	—	(1,225.7)	—	(1,225.7)
Total net realized capital gains (losses)	—	—	(1,280.8)	—	(1,280.8)
Other revenue	12.5	0.7	373.7	(8.4)	378.5
Income (loss) related to consolidated investment entities:
Net investment income (loss)	—	—	556.6	—	556.6
Changes in fair value related to collateralized loan obligations	—	—	(113.4)	—	(113.4)
Total revenues	14.9	2.6	9,610.9	(13.1)	9,615.3
Benefits and expenses:
Policyholder benefits	—	—	2,613.5	—	2,613.5
Interest credited to contract owner account balance	—	—	2,248.1	—	2,248.1
Operating expenses	30.5	1.2	3,131.7	(8.4)	3,155.0
Net amortization of deferred policy acquisition costs and value of business acquired	—	—	722.3	—	722.3
Interest expense	74.1	61.4	22.9	(4.7)	153.7
Operating expenses related to consolidated investment entities:
Interest expense	—	—	106.4	—	106.4
Other expense	—	—	10.3	—	10.3
Total benefits and expenses	104.6	62.6	8,855.2	(13.1)	9,009.3
Income (loss) before income taxes	(89.7)	(60.0)	755.7	—	606.0
Income tax expense (benefit)	(349.4)	(1.2)	395.9	(50.5)	(5.2)
Net income (loss) before equity in earnings (losses) of unconsolidated affiliates	259.7	(58.8)	359.8	50.5	611.2
Equity in earnings (losses) of subsidiaries, net of tax	213.3	811.1	—	(1,024.4)	—
Net income (loss) including noncontrolling interest	473.0	752.3	359.8	(973.9)	611.2
Less: Net income (loss) attributable to noncontrolling interest	—	—	138.2	—	138.2
Net income (loss) available to ING U.S., Inc.'s common shareholder	473.0	752.3	221.6	(973.9)	473.0

Condensed Consolidating Statement of Operations
For the Year Ended December 31, 2011

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Revenues:
Net investment income	10.9	1.8	4,968.5	(12.4)	4,968.8
Fee income	—	—	3,603.6	—	3,603.6
Premiums	—	—	1,770.0	—	1,770.0
Net realized gains (losses):
Total other-than-temporary impairments	—	—	(550.6)	—	(550.6)
Less: Portion of other-than-temporary impairments recognized in Other comprehensive income (loss)	—	—	(47.9)	—	(47.9)
Net other-than-temporary impairments recognized in earnings	—	—	(502.7)	—	(502.7)
Other net realized capital gains (losses)	(42.2)	—	(986.5)	—	(1,028.7)
Total net realized capital gains (losses)	(42.2)	—	(1,489.2)	—	(1,531.4)
Other revenue	19.7	1.1	412.1	(4.7)	428.2
Income (loss) related to consolidated investment entities:
Net investment income (loss)	—	—	528.4	—	528.4
Changes in fair value related to collateralized loan obligations	—	—	(48.8)	—	(48.8)
Total revenues	(11.6)	2.9	9,744.6	(17.1)	9,718.8
Benefits and expenses:
Policyholder benefits	—	—	3,286.5	—	3,286.5
Interest credited to contract owner account balance	—	—	2,452.3	3.2	2,455.5
Operating expenses	11.9	3.2	3,023.6	(7.9)	3,030.8
Net amortization of deferred policy acquisition costs and value of business acquired	—	—	387.0	—	387.0
Interest expense	61.7	56.4	33.6	(12.4)	139.3
Operating expenses related to consolidated investment entities:
Interest expense	—	—	68.4	—	68.4
Other expense	—	—	73.5	—	73.5
Total benefits and expenses	73.6	59.6	9,324.9	(17.1)	9,441.0
Income (loss) before income taxes	(85.2)	(56.7)	419.7	—	277.8
Income tax expense (benefit)	363.0	(17.1)	(354.0)	183.1	175.0
Net income (loss) before equity in earnings (losses) of unconsolidated affiliates	(448.2)	(39.6)	773.7	(183.1)	102.8
Equity in earnings (losses) of subsidiaries, net of tax	360.1	481.9	—	(842.0)	—
Net income (loss) including noncontrolling interest	(88.1)	442.3	773.7	(1,025.1)	102.8
Less: Net income (loss) attributable to noncontrolling interest	—	—	190.9	—	190.9
Net income (loss) available to ING U.S., Inc.'s common shareholder	(88.1)	442.3	582.8	(1,025.1)	(88.1)
Condensed Consolidating Statement of Operations
For the Year Ended December 31, 2010

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Revenues:
Net investment income	19.7	2.3	4,990.2	(25.2)	4,987.0
Fee income	—	—	3,516.5	—	3,516.5
Premiums	—	—	1,707.5	—	1,707.5
Net realized gains (losses):
Total other-than-temporary impairments	—	—	(1,383.4)	—	(1,383.4)
Less: Portion of other-than-temporary impairments recognized in Other comprehensive income (loss)	—	—	(492.6)	—	(492.6)
Net other-than-temporary impairments recognized in earnings	—	—	(890.8)	—	(890.8)
Other net realized capital gains (losses)	(155.8)	—	(631.4)	—	(787.2)
Total net realized capital gains (losses)	(155.8)	—	(1,522.2)	—	(1,678.0)
Other revenue	19.2	1.3	531.9	(5.4)	547.0
Income (loss) related to consolidated investment entities:
Net investment income (loss)	—	—	316.0	—	316.0
Changes in fair value related to collateralized loan obligations	—	—	(121.8)	—	(121.8)
Total revenues	(116.9)	3.6	9,418.1	(30.6)	9,274.2
Benefits and expenses:
Policyholder benefits	—	—	2,466.7	—	2,466.7
Interest credited to contract owner account balance	—	—	2,560.6	—	2,560.6
Operating expenses	11.9	15.8	3,011.2	(5.4)	3,033.5
Net amortization of deferred policy acquisition costs and value of business acquired	—	—	746.6	—	746.6
Interest expense	249.0	62.2	46.5	(25.2)	332.5
Operating expenses related to consolidated investment entities:
Interest expense	—	—	49.8	—	49.8
Other expense	—	—	46.7	—	46.7
Total benefits and expenses	260.9	78.0	8,928.1	(30.6)	9,236.4
Income (loss) before income taxes	(377.8)	(74.4)	490.0	—	37.8
Income tax expense (benefit)	151.0	(1.3)	125.8	(104.5)	171.0
Net income (loss) before equity in earnings (losses) of unconsolidated affiliates	(528.8)	(73.1)	364.2	104.5	(133.2)
Equity in earnings (losses) of subsidiaries, net of tax	405.9	626.9	—	(1,032.8)	—
Net income (loss) including noncontrolling interest	(122.9)	553.8	364.2	(928.3)	(133.2)
Less: Net income (loss) attributable to noncontrolling interest	—	—	(10.3)	—	(10.3)
Net income (loss) available to ING U.S., Inc.'s common shareholder	(122.9)	553.8	374.5	(928.3)	(122.9)

Condensed Consolidated Statements of Comprehensive Income
For the Year Ended December 31, 2012

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Net income (loss) including noncontrolling interest	473.0	752.3	359.8	(973.9)	611.2
Other comprehensive income (loss), before tax:
Unrealized gains/losses on securities	1,659.1	1,281.7	1,655.9	(2,937.6)	1,659.1
Other-than-temporary impairments	52.2	30.4	52.2	(82.6)	52.2
Pension and other post-employment benefit liability	(21.4)	(3.2)	(21.4)	24.6	(21.4)
Other comprehensive income (loss), before tax	1,689.9	1,308.9	1,686.7	(2,995.6)	1,689.9
Income tax (benefit) expense related to items of other comprehensive income (loss)	574.2	411.9	555.3	(967.2)	574.2
Other comprehensive income (loss), after tax	1,115.7	897.0	1,131.4	(2,028.4)	1,115.7
Comprehensive income (loss)	1,588.7	1,649.3	1,491.2	(3,002.3)	1,726.9
Less: Comprehensive income (loss) attributable to the noncontrolling interest	—	—	138.2	—	138.2
Comprehensive income (loss) attributable to ING U.S., Inc.'s common shareholder	1,588.7	1,649.3	1,353	(3,002.3)	1,588.7

Condensed Consolidated Statements of Comprehensive Income
For the Year Ended December 31, 2011

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Net income (loss) including noncontrolling interest	(88.1)	442.3	773.7	(1,025.1)	102.8
Other comprehensive income (loss), before tax:
Unrealized gains/losses on securities	1,655.4	901.5	1,658.7	(2,560.2)	1,655.4
Other-than-temporary impairments	165.4	68.2	165.3	(233.5)	165.4
Pension and other post-employment benefit liability	78.9	6.9	78.9	(85.8)	78.9
Other comprehensive income (loss), before tax	1,899.7	976.6	1,902.9	(2,879.5)	1,899.7
Income tax (benefit) expense related to items of other comprehensive income (loss)	278.0	215.7	455.8	(671.5)	278.0
Other comprehensive income (loss), after tax	1,621.7	760.9	1,447.1	(2,208.0)	1,621.7
Comprehensive income (loss)	1,533.6	1,203.2	2,220.8	(3,233.1)	1,724.5
Less: Comprehensive income (loss) attributable to the noncontrolling interest	—	—	190.9	—	190.9
Comprehensive income (loss) attributable to ING U.S., Inc.'s common shareholder	1,533.6	1,203.2	2,029.9	(3,233.1)	1,533.6
Condensed Consolidated Statements of Comprehensive Income
For the Year Ended December 31, 2010

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Net income (loss) including noncontrolling interest	(122.9)	553.8	364.2	(928.3)	(133.2)
Other comprehensive income (loss), before tax:
Unrealized gains/losses on securities	3,377.3	1,823.1	3,373.7	(5,196.8)	3,377.3
Other-than-temporary impairments	(44.7)	(26.3)	(44.8)	71.1	(44.7)
Pension and other post-employment benefit liability	(3.9)	(2.7)	(3.9)	6.6	(3.9)
Other comprehensive income (loss), before tax	3,328.7	1,794.1	3,325.0	(5,119.1)	3,328.7
Income tax (benefit) expense related to items of other comprehensive income (loss)	1,012.5	395.8	1,011.3	(1,407.1)	1,012.5
Other comprehensive income (loss), after tax	2,316.2	1,398.3	2,313.7	(3,712.0)	2,316.2
Comprehensive income (loss)	2,193.3	1,952.1	2,677.9	(4,640.3)	2,183.0
Less: Comprehensive income (loss) attributable to the noncontrolling interest	—	—	(10.3)	—	(10.3)
Comprehensive income (loss) attributable to ING U.S., Inc.'s common shareholder	2,193.3	1,952.1	2,688.2	(4,640.3)	2,193.3

Condensed Consolidating Statement of Cash Flows For the Year Ended December 31, 2012

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Net cash provided by (used in) operating activities	59.7	50.5	3,264.9	(93.0)	3,282.1
Cash Flows from Investing Activities:
Proceeds from the sale, maturity, disposal or redemption of:
Fixed maturities	—	—	17,015.2	—	17,015.2
Equity securities, available-for-sale	27.2	12.0	27.6	—	66.8
Mortgage loans on real estate	—	—	1,991.8	—	1,991.8
Loan - Dutch State obligation	—	—	1,781.9	—	1,781.9
Limited partnerships/corporations	—	—	895.9	—	895.9
Acquisition of:
Fixed maturities	—	—	(17,292.3)	—	(17,292.3)
Equity securities, available-for-sale	(14.0)	(17.5)	(10.3)	—	(41.8)
Mortgage loans on real estate	—	—	(1,969.0)	—	(1,969.0)
Limited partnerships/corporations	—	—	(178.9)	—	(178.9)
Short-term investments, net	—	—	(2,397.4)	—	(2,397.4)
Policy loans, net	—	—	63.6	—	63.6
Derivatives, net	—	—	(1,395.8)	—	(1,395.8)
Other investments, net	—	1.3	42.1	—	43.4
Sales from consolidated investments entities	—	—	1,781.7	—	1,781.7
Purchase of consolidated investment entities	—	—	(2,851.6)	—	(2,851.6)
Net maturity of short-term intercompany loans	102.3	(33.5)	2,070.8	(2,139.6)	—
Return of capital contributions from subsidiaries	813.0	720.0	—	(1,533.0)	—
Capital contributions to subsidiaries	(400.0)	—	—	400.0	—
Collateral received (delivered), net	7.2	—	132.7	—	139.9
Purchases of fixed assets, net	—	—	(29.3)	—	(29.3)
Net cash provided by (used in) investing activities	535.7	682.3	(321.3)	(3,272.6)	(2,375.9)
Condensed Consolidating Statement of Cash Flows For the Year Ended December 31, 2012

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Cash Flows from Financing Activities:
Deposits received for investment contracts	—	—	16,118.8	—	16,118.8
Maturities and withdrawals from investment contracts	—	—	(19,033.4)	—	(19,033.4)
Proceeds from issuance of debt with maturities of more than three months	3,048.5	—	1.1	—	3,049.6
Repayment of debt with maturities of more than three months	(902.5)	—	—	—	(902.5)
Short-term debt	(309.1)	—	—	—	(309.1)
Debt issuance costs	(38.8)	—	—	—	(38.8)
Net (repayments of) proceeds from short-term intercompany loans	(2,037.3)	—	(102.3)	2,139.6	—
Dividends to parent	—	—	(93.0)	93.0	—
Return of capital contributions to parent	—	(733.0)	(800.0)	1,533.0	—
Contributions of capital from parent	—	—	400.0	(400.0)	—
Borrowings of consolidated investment entities	—	—	152.6	—	152.6
Repayments of debt of consolidated investment entities	—	—	(56.6)	—	(56.6)
Contributions from (distributions to) participants in consolidated investment entities	—	—	1,262.0	—	1,262.0
Net cash provided by (used in) financing activities	(239.2)	(733.0)	(2,150.8)	3,365.6	242.6
Net increase (decrease) in cash and cash equivalents	356.2	(0.2)	792.8	—	1,148.8
Cash and cash equivalents, beginning of year	1.3	0.6	636.1	—	638.0
Cash and cash equivalents, end of year	357.5	0.4	1,428.9	—	1,786.8

Condensed Consolidating Statement of Cash Flows For the Year Ended December 31, 2011

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Net cash provided by (used in) operating activities	134.4	48.7	4,273.9	(100.0)	4,357.0
Cash Flows from Investing Activities:
Proceeds from the sale, maturity, disposal or redemption of:
Fixed maturities	—	—	17,312.4	—	17,312.4
Equity securities, available-for-sale	21.2	15.7	170.0	—	206.9
Mortgage loans on real estate	—	—	1,542.5	—	1,542.5
Loan - Dutch State obligation	—	—	505.6	—	505.6
Limited partnerships/corporations	—	—	121.3	—	121.3
Acquisition of:
Fixed maturities	—	—	(18,598.9)	—	(18,598.9)
Equity securities, available-for-sale	(12.5)	(17.2)	(23.0)	—	(52.7)
Mortgage loans on real estate	—	—	(2,057.9)	—	(2,057.9)
Limited partnerships/corporations	—	—	(156.4)	—	(156.4)
Short-term investments, net	—	—	(763.2)	—	(763.2)
Policy loans, net	—	—	127.9	—	127.9
Derivatives, net	(410.4)	—	(806.3)	—	(1,216.7)
Other investments, net	—	1.0	(9.4)	—	(8.4)
Sales from consolidated investments entities	—	—	2,422.8	—	2,422.8
Purchase of consolidated investment entities	—	—	(3,044.6)	—	(3,044.6)
Maturity of intercompany loans with maturities more than three months	13.9	500.0	—	(513.9)	—
Net maturity of short-term intercompany loans	856.3	425.4	(384.6)	(897.1)	—
Return of capital contributions from subsidiaries	200.0	9.6	—	(209.6)	—
Capital contributions to subsidiaries	(377.0)	(347.0)	—	724.0	—
Collateral received (delivered), net	(2.5)	—	759.2	—	756.7
Purchases of fixed assets, net	—	—	(32.9)	—	(32.9)
Other, net	—	—	(16.1)	—	(16.1)
Net cash provided by (used in) investing activities	289.0	587.5	(2,931.6)	(896.6)	(2,951.7)
Condensed Consolidating Statement of Cash Flows For the Year Ended December 31, 2011

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Cash Flows from Financing Activities:
Deposits received for investment contracts	—	—	16,571.1	—	16,571.1
Maturities and withdrawals from investment contracts	—	—	(17,246.6)	500.0	(16,746.6)
Proceeds from issuance of debt with maturities of more than three months	548.5	—	58.0	—	606.5
Repayment of debt with maturities of more than three months	(573.8)	—	—	—	(573.8)
Short-term debt	(359.0)	—	(1,546.0)	—	(1,905.0)
Intercompany loans with maturities of more than three months	—	—	(13.9)	13.9	—
Net (repayments of) proceeds from short-term intercompany loans	(40.8)	(983.1)	126.8	897.1	—
Dividends to parent	—	—	(100.0)	100.0	—
Return of capital contributions to parent	—	—	(209.6)	209.6	—
Contributions of capital from parent	—	347.0	377.0	(724.0)	—
Borrowings of consolidated investment entities	—	—	138.9	—	138.9
Repayments of debt of consolidated investment entities	—	—	(121.4)	—	(121.4)
Contributions from (distributions to) participants in consolidated investment entities	—	—	647.7	—	647.7
Net cash provided by (used in) financing activities	(425.1)	(636.1)	(1,318.0)	996.6	(1,382.6)
Net increase (decrease) in cash and cash equivalents	(1.7)	0.1	24.3	—	22.7
Cash and cash equivalents, beginning of year	3.0	0.5	611.8	—	615.3
Cash and cash equivalents, end of year	1.3	0.6	636.1	—	638.0
Condensed Consolidating Statement of Cash Flows For the Year Ended December 31, 2010

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Net cash provided by (used in) operating activities	511.6	68.7	2,069.4	(100.0)	2,549.7
Cash Flows from Investing Activities:
Proceeds from the sale, maturity, disposal or redemption of:
Fixed maturities	—	—	20,554.6	—	20,554.6
Equity securities, available-for-sale	37.0	19.9	402.7	—	459.6
Mortgage loans on real estate	—	—	1,677.7	—	1,677.7
Loan - Dutch State obligation	—	—	519.9	—	519.9
Limited partnerships/corporations	—	—	173.9	—	173.9
Acquisition of:
Fixed maturities	—	—	(24,788.4)	—	(24,788.4)
Equity securities, available-for-sale	(24.0)	(20.9)	(104.1)	—	(149.0)
Mortgage loans on real estate	—	—	(627.2)	—	(627.2)
Limited partnerships/corporations	—	—	(182.0)	—	(182.0)
Short-term investments, net	—	—	2,525.8	—	2,525.8
Policy loans, net	—	—	47.7	—	47.7
Derivatives, net	(198.0)	—	(1,515.7)	—	(1,713.7)
Other investments, net	—	1.5	(35.2)	—	(33.7)
Sales from consolidated investments entities	—	—	1,063.2	—	1,063.2
Purchase of consolidated investment entities	—	—	(1,095.5)	—	(1,095.5)
Maturity of intercompany loans with maturities more than three months	43.2	—	—	(43.2)
Net maturity of short-term intercompany loans to subsidiaries	482.8	(449.9)	465.3	(498.2)	—
Return of capital contributions from subsidiaries	688.1	492.9	—	(1,181.0)	—
Capital contributions to subsidiaries	(1,597.0)	(768.6)	—	2,365.6	—
Collateral received (delivered), net	(75.8)	—	59.7	—	(16.1)
Divestment sale of businesses, net of cash disposed of $57.5	(50.0)	125.0	(57.5)	—	17.5
Purchases of fixed assets, net	—	—	(34.7)	—	(34.7)
Merger of subsidiary into parent	—	450.0	(450.0)	—	—
Other, net	—	—	(55.8)	—	(55.8)
Net cash provided by (used in) investing activities	(693.7)	(150.1)	(1,455.6)	643.2	(1,656.2)
Condensed Consolidating Statement of Cash Flows For the Year Ended December 31, 2010

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Cash Flows from Financing Activities:
Deposits received for investment contracts	—	—	11,731.3	—	11,731.3
Maturities and withdrawals from investment contracts	—	—	(13,207.8)	—	(13,207.8)
Proceeds from issuance of debt with maturities of more than three months	265.1	—	—	—	265.1
Repayment of debt with maturities of more than three months	(319.9)	—	(1,218.3)	—	(1,538.2)
Short-term debt	(121.1)	—	828.8	—	707.7
Intercompany loans with maturities of more than three months	—	—	(43.2)	43.2	—
Net (repayments of) proceeds from short-term intercompany loans	(15.4)	20.8	(503.6)	498.2	—
Dividends to parent	—	—	(100.0)	100.0	—
Return of capital contributions to parent	—	(688.1)	(492.9)	1,181.0	—
Contributions of capital from parent	—	749.0	1,616.6	(2,365.6)	—
Borrowings of consolidated investment entities	—	—	168.3	—	168.3
Repayments of debt of consolidated investment entities	—	—	(40.0)	—	(40.0)
Contributions from (distributions to) participants in consolidated investment entities	—	—	(8.5)	—	(8.5)
Contribution of capital	374.5	—	—	—	374.5
Net cash provided by (used in) financing activities	183.2	81.7	(1,269.3)	(543.2)	(1,547.6)
Net increase (decrease) in cash and cash equivalents	1.1	0.3	(655.5)	—	(654.1)
Cash and cash equivalents, beginning of year	1.9	0.2	1,267.3	—	1,269.4
Cash and cash equivalents, end of year	3.0	0.5	611.8	—	615.3

Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

Stock Split

On April 10, 2013, the Company's Board of Directors authorized the total number of shares of all classes of stock which the Company has the authority to issue to be 1,000,000,000, of which 900,000,000 shares, par value $0.01 per share, are designated as common stock and a 100,000,000 shares, par value $0.01 per share, are designated as preferred stock. In addition, the Company's Board of Directors authorized a 2,295.248835-for-1 split of the Company's common stock, resulting in 230,079,120 shares of common stock issued, including 79,120 of Treasury shares, and 230,000,000 shares of common stock outstanding and held by ING International, prior to the IPO. These actions were subsequently approved by the Company's sole stockholder on April 10, 2013 and effected on April 11, 2013. The accompanying Condensed Consolidated Financial Statements and Notes to Condensed Consolidated Financial Statements give retroactive effect to the stock split for all periods presented. There are no preferred shares issued or outstanding.

Initial Public Offering

On May 7, 2013, ING U.S., Inc. completed the offering of 65,192,307 shares of its common stock, including the issuance and sale by ING U.S., Inc. of 30,769,230 shares of common stock and the sale by ING International, an indirect wholly owned subsidiary of ING Group and previously the sole stockholder of ING U.S., Inc. of 34,423,077 shares of outstanding common stock of ING U.S., Inc. Following the IPO, ING International owns 75% of the outstanding common stock of ING U.S., Inc. (before any exercise of the underwriters' option to acquire from ING International up to an additional 9,778,846 shares of ING U.S., Inc. common stock). The initial public offering price of the shares sold in the IPO was $19.50 per share. The Company received net proceeds of $569.9 after deducting underwriting fees of $21.8 and estimated offering costs of $8.3, and used the net proceeds received from the IPO to fund certain capital management activities. The Company did not receive any proceeds from the sale of shares by ING International.

Upon closing of the IPO, the Deal Incentive Awards granted to certain employees were automatically converted into 2,003,614 shares of restricted common stock issued under the 2013 Omnibus Employee Incentive Plan (the "Omnibus Plan"). Additionally, 1,271,322 shares of 2013 restricted common stock granted under the AIH Equity Compensation Plan and 6,629,294 of the 2013 LSPP awards from ING Group were automatically converted into 537,911 and 2,804,730, respectively, of comparable equity awards issued by the Company under the Omnibus Plan. Total common shares awarded or issued by the Company under this conversion plan amounted to 5,346,255.

On May 7, 2013, the Company issued to ING Group warrants to purchase up to 26,050,846 shares of the Company's common stock equal in the aggregate to 9.99% of the issued and outstanding shares of common stock at that date. The initial exercise price of the warrants is $48.75 per share of common stock (which is equal to 250% of the per share public offering price), subject to adjustments, including for stock dividends, certain cash dividends, subdivisions, combinations, reclassifications and non-cash distributions. The warrants provide for, upon the occurrence of certain change of control events affecting the Company, an increase in the number of shares to which a warrant holder is entitled upon payment of the aggregate exercise price of the warrant. The warrants are exercisable from May 7, 2014 to May 7, 2023, provided that they are not exercisable by ING Group or any of its affiliates before January 1, 2017. The warrants are not subject to any contractual restrictions on transfer. However, initially, the warrants are subject to the lock-up arrangement entered into by ING Group with the underwriters. The warrants are exercisable in accordance with their terms before January 1, 2017, by holders other than ING Group or its affiliates, if any.

Extraordinary Dividends and Termination of Contingent Capital Letter of Credit

In March and April 2013, in response to requests made in 2012 and refreshed in 2013, ING U.S., Inc.'s insurance subsidiaries domiciled in Colorado, Connecticut, Iowa and Minnesota received approvals or notices of non-objection, as the case may be, from their respective domiciliary insurance regulators to make extraordinary distributions to ING U.S., Inc. or Lion Holdings, in the aggregate amount of $1.434 billion, contingent upon completion of the IPO and the use of the extraordinary distribution funds solely for Company operations. The approved distributions of $1.434 billion were made on May 8, 2013.

On May 8, 2013, ING U.S., Inc. made a capital contribution to SLDI in the amount of $1.782 billion. Immediately thereafter, SLDI deposited the contributed capital as cash collateral into a funds withheld trust account to support its reinsurance obligation to ING USA related to variable annuity cessions from ING USA to SLDI. Following the deposit by SLDI of the contributed capital into the funds withheld trust account, the $1.5 billion contingent capital LOCs issued under the contingent capital LOC facility were cancelled and on May 14, 2013, the $1.5 billion contingent capital LOC facility was terminated.

Reclassification of Statutory Negative Unassigned Funds

On May 8, 2013, insurance subsidiaries domiciled in Colorado, Iowa and Minnesota each reset, on a one-time basis, their respective negative unassigned funds account as of December 31, 2012 (as reported in their respective 2012 statutory annual statements) to zero (with an offsetting reduction in gross paid-in capital and contributed surplus). These resets were made pursuant to permitted practices in accordance with statutory accounting practices granted by their respective domiciliary insurance regulators. These permitted practices have no impact on total capital and surplus of these insurance subsidiaries and will be reflected in their second quarter statutory financial statements.

Junior Subordinated Notes

On May 16, 2013, the Company issued $750.0 million of 5.65% Fixed-to-Floating Rate Junior Subordinated Notes due in 2053 in a private placement with registration rights (the “2053 Notes”). The 2053 Notes are guaranteed on an unsecured, junior subordinated basis by Lion Holdings. Interest is payable semi-annually, in arrears, on May 15 and November 15 beginning November 15, 2013 and ending on May 15, 2023. The 2053 Notes will bear interest at a fixed rate of 5.65% prior to May 15, 2023. From May 15, 2023, the 2053 Notes will bear interest at an annual rate equal to three-month LIBOR plus 3.58% payable quarterly, in arrears, on February 15, May 15, August 15 and November 15. So long as no event of default with respect to the 2053 Notes has occurred and is continuing, the Company has the right on one or more occasions, to defer the payment of interest on the 2053 Notes for one or more consecutive interest periods for up to five years. During the deferral period, interest will continue to accrue at the then-applicable rate and deferred interest will bear additional interest at the then-applicable rate.

At any time following notice of the Company's plan to defer interest and during the period interest is deferred, the Company and its subsidiaries generally, with certain exceptions, may not make payments on or redeem or purchase any shares of the Company's common stock or any of the debt securities or guarantees that rank in liquidation on a parity with or are junior to the 2053 Notes.

The Company may elect to redeem the 2053 Notes (i) in whole at any time or in part on or after May 15, 2023 at a redemption price equal to the principal amount plus accrued and unpaid interest. If the notes are not redeemed in whole, $25 million of aggregate principal (excluding the principal amount of 2053 Notes held by the Company, or its affiliates) must remain outstanding after giving effect to the redemption; or (ii) in whole, but not in part, at any time prior to May15, 2023 within 90 days after the occurrence of a “tax event” or “rating agency event”, as defined in the 2053 Notes Offering Memorandum, at a redemption price equal to the principal amount, or, if greater, a “make-whole redemption price,” as defined in the 2053 Notes Offering Memorandum, plus, in each case accrued and unpaid interest.

The Company and Lion Holdings agreed to use reasonable best efforts to cause a registration statement to be filed with the SEC within 45 days after the date of note issuance, or; if earlier, on the date the Company files a registration statement covering the exchange of the 2018 Notes and 2022 Notes as discussed above. The registration statement will cover the offer to the holders of the 2053 Notes to exchange the 2053 Notes for new notes containing identical terms except for transfer restrictions.

On May 21, 2013, the Company used the proceeds of the 2053 Notes for the repayment of the outstanding borrowings of $392.5 million under the Syndicated Bank Term Loan.

Subsequent Events

The Company has evaluated subsequent events through March 19, 2013, which is the date these Consolidated Financial Statements were issued.

On February 11, 2013, the Company issued $1.0 billion of unsecured 2.9% Senior Notes due 2018 in a private placement with registration rights (the “2018 Notes”). The 2018 Notes are guaranteed by Lion Connecticut Holdings Inc. Interest is payable semi-annually on each February 15 and August 15, commencing on August 15, 2013. ING Financial Markets, LLC, an affiliate, served as Joint Book Running Manager and was paid $0.3 for its services. Concurrently, as a result of the issuance of the 2018 Notes, the revolving credit borrowings sublimit of the Revolving Credit Agreement was reduced by 50% of the issuance to a minimum of $750.0.

During February 2013, the Company made payments totaling $850.0 on the Syndicated Bank Term Loan from the proceeds of the 2018 Notes. The Company will use the remaining proceeds of the 2018 Notes for general corporate purposes including retirement of outstanding commercial paper.

Schedule I - Summary of Investments (Notes)	12 Months Ended
Dec. 31, 2012
Summary of Investments, Other than Investments in Related Parties [Abstract]
Schedule I - Summary of Investments Other than Investments in Affiliates
ING U.S., Inc.
Schedule I

Summary of Investments Other than Investments in Affiliates
As of December 31, 2012
(In millions)

Type of Investments	Cost	Value	Amount Shown on Consolidated Balance Sheet
Fixed maturities:
U.S. Treasuries	$5,194.3	$5,883.7	$5,883.7
U.S. government agencies and authorities	645.4	724.2	724.2
State, municipalities, and political subdivisions	320.2	352.8	352.8
U.S. corporate securities	32,986.1	37,163.9	37,163.9
Foreign securities(1)	14,391.2	15,984.5	15,984.5
Residential mortgage-backed securities	6,684.2	7,667.0	7,667.0
Commercial mortgage-backed securities	4,438.9	4,946.4	4,946.4
Other asset-backed securities	2,536.4	2,564.6	2,564.6
Total fixed maturities, including securities pledged	67,196.7	75,287.1	75,287.1

Equity securities, available-for-sale	297.9	340.1	340.1

Short-term investments	5,991.2	5,991.2	5,991.2
Mortgage loans on real estate	8,662.3	8,954.8	8,662.3
Policy loans	2,200.3	2,200.3	2,200.3
Limited partnerships/corporations	465.1	465.1	465.1
Derivatives	193.3	2,374.5	2,374.5
Other investments	167.0	173.7	167.0
Total investments	$85,173.8	$95,786.8	$95,487.6
(1)The term "foreign" includes foreign governments, foreign political subdivisions, foreign public utilities, and all other bonds of foreign issuers. Substantially all of the Company's foreign securities are denominated in U.S. dollars.

Schedule II - Condensed Financial Information of Parent	12 Months Ended
Dec. 31, 2012
Condensed Financial Information of Parent Company Only Disclosure [Abstract]
Schedule II - Financial Information of Parent
ING U.S., Inc.
Schedule II

Financial Information of Parent
Balance Sheets
(In millions, except share data)

	As of December 31,
	2012	2011
Assets
Investments:
Equity securities, available-for-sale, at fair value (cost of $52.4 at 2012 and $65.6 at 2011)	$63.9	$69.4
Derivatives	117.7	137.1
Investments in subsidiaries	15,715.1	14,867.0
Total investments	15,896.7	15,073.5
Cash and cash equivalents	357.5	1.3
Loans to subsidiaries	77.0	179.4
Due from subsidiaries	16.5	6.3
Current income taxes	221.1	—
Deferred income taxes	127.4	263.0
Other assets	35.8	55.7
Total assets	$16,732.0	$15,579.2

Liabilities and Shareholder's Equity
Short-term debt	$886.1	$2,911.0
Long-term debt	1,824.6	—
Derivatives	59.3	71.5
Due to affiliates	23.1	16.2
Current income taxes	—	214.0
Other liabilities	64.0	12.6
Total liabilities	2,857.1	3,225.3

Shareholder's equity:
Common stock (900,000,000 shares authorized, 230,079,120 issued and 230,000,000 outstanding, net of 79,120 of Treasury Shares; $0.01 par value per share)	2.3	2.3
Additional paid-in capital	22,917.6	22,865.2
Accumulated other comprehensive income	3,710.7	2,595.0
Retained earnings (deficit):
Appropriated	6.4	126.5
Unappropriated	(12,762.1)	(13,235.1)
Total ING U.S., Inc. shareholder's equity	13,874.9	12,353.9
Total liabilities and shareholder's equity	$16,732.0	$15,579.2

The accompanying notes are an integral part of this Financial Information.
ING U.S., Inc.
Schedule II

Financial Information of Parent
Statements of Operations
(In millions)

	Year Ended December 31,
	2012	2011	2010
Revenues:
Net investment income	$2.4	$10.9	$19.7
Net realized capital losses	—	(42.2)	(155.8)
Credit facility fees	5.4	4.6	5.4
Other income	7.1	15.1	13.8
Total revenues	14.9	(11.6)	(116.9)

Expenses:
Interest expense	74.1	61.7	249.0
Other expense	30.5	11.9	11.9
Total expenses	104.6	73.6	260.9
Loss before income taxes and equity in earnings of subsidiaries	(89.7)	(85.2)	(377.8)
Income tax (benefit) expense	(349.4)	363.0	151.0
Net income (loss) before equity in earnings of subsidiaries	259.7	(448.2)	(528.8)
Equity in earnings of subsidiaries	213.3	360.1	405.9
Net income (loss) available to ING U.S., Inc.'s common shareholder	$473.0	$(88.1)	$(122.9)

The accompanying notes are an integral part of this Financial Information.

Financial Information of Parent
Statements of Comprehensive Income
(In millions)

	Year Ended December 31,
	2012	2011	2010
Net income (loss) available to ING U.S., Inc.'s common shareholder	$473.0	$(88.1)	$(122.9)
Other comprehensive income, after tax	1,115.7	1,621.7	2,316.2
Comprehensive income attributable to ING U.S., Inc.'s common shareholder	$1,588.7	$1,533.6	$2,193.3

The accompanying notes are an integral part of this Financial Information.
ING U.S., Inc.
Schedule II

Financial Information of Parent
Statements of Cash Flows
(In millions)

	Year Ended December 31,
	2012	2011	2010
Cash Flows from Operating Activities:
Net income (loss) available to ING U.S., Inc.'s common shareholder	$473.0	$(88.1)	$(122.9)
Adjustments to reconcile net income(loss) available to ING U.S., Inc.'s common shareholder to net cash provided by (used in) operating activities:
Equity in earnings of subsidiaries	(213.3)	(360.1)	(405.9)
Provision for deferred income taxes	135.6	48.0	1,164.0
Loss on conversion of debt to equity	—	—	108.3
Realized investment losses, net	—	42.2	155.8
Change in:
Receivable and asset accruals	(162.4)	295.1	(295.0)
Due from subsidiaries	(10.2)	2.9	27.0
Due to subsidiaries	(0.8)	(2.3)	(30.6)
Other payables and accruals	(162.2)	196.7	(89.1)
Net cash provided by operating activities	59.7	134.4	511.6

Cash Flows from Investing Activities:
Proceeds from the sale, maturity, disposal or redemption of
equity securities, available-for-sale	27.2	21.2	37.0
Acquisition of equity securities, available-for-sale	(14.0)	(12.5)	(24.0)
Cash received on interest rate swaps	—	13.9	54.7
Cash paid on interest rate swaps	—	(424.3)	(252.7)
Short-term intercompany loans issued to subsidiaries with maturities more than three months	—	13.9	43.2
Net maturity of intercompany loans to subsidiaries	102.3	856.3	482.8
Return of capital contributions from subsidiaries	813.0	200.0	688.1
Capital contributions to subsidiaries	(400.0)	(377.0)	(1,597.0)
Collateral received (delivered), net	7.2	(2.5)	(75.8)
Loan issued to third party	—	—	(50.0)
Net cash provided by (used in) investing activities	535.7	289.0	(693.7)

The accompanying notes are an integral part of this Financial Information.

ING U.S., Inc. Schedule II Financial Information of Parent Statements of Cash Flows (Continued) (In millions)

	Year Ended December 31,
	2012	2011	2010
Cash Flows from Financing Activities:
Short-term debt, net	(309.1)	(359.0)	(121.1)
Proceeds from issuance of long-term debt	3,048.5	548.5	265.1
Repayment of long-term debt	(902.5)	(573.8)	(319.9)
Debt issuance costs	(38.8)	—	—
Net (repayments of) proceeds from loans to subsidiaries	(2,037.3)	(40.8)	(15.4)
Contributions of capital from ING V	—	—	374.5
Net cash (used in) provided by financing activities	(239.2)	(425.1)	183.2
Net increase (decrease) in cash and cash equivalents	356.2	(1.7)	1.1
Cash and cash equivalents, beginning of year	1.3	3.0	1.9
Cash and cash equivalents, end of year	$357.5	$1.3	$3.0

Supplemental cash flow information:
Interest paid	$33.4	$52.6	$149.0

Non-cash financing activity:
Debt extinguishment	$—	$3,979.7	$3,000.0
Capital contribution	—	3,979.7	3,108.3

The accompanying notes are an integral part of this Financial Information.
1.    Basis of Presentation

The financial information of ING U.S., Inc. should be read in conjunction with the consolidated financial statements of ING U.S., Inc. and its subsidiaries (collectively the "Company") and the notes thereto (the “Consolidated Financial Statements”). ING U.S., Inc. is a wholly owned subsidiary of ING Insurance International B.V., which is a wholly owned subsidiary of ING Verzekeringen N.V. (“ING V”), which is a wholly owned subsidiary of ING Insurance Topholding N.V., which is a wholly owned subsidiary of ING Groep N.V. (“ING”), the ultimate parent company. ING is a global financial services holding company based in The Netherlands.

The accompanying financial information reflects the results of operations, financial position and cash flows for ING U.S., Inc. The financial information is in conformity with accounting principles generally accepted in the United States and require management to adopt accounting policies and make certain estimates and assumptions. Investments in subsidiaries are accounted for using the equity method of accounting.

2.    Loans to Subsidiaries

ING U.S., Inc. maintains reciprocal loan agreements with subsidiaries to facilitate unanticipated short-term cash requirements that arise in the ordinary course of business.  Under these loan agreements, the limitations on borrowing are based on the nature of the subsidiary's operations. For reciprocal loan agreements with insurance companies, the amounts that either party may borrow from the other under the agreement vary, depending on the state of domicile, and are equal to 2%-5% of the insurance subsidiary’s statutory net admitted assets, excluding separate accounts, as of the preceding December 31.  For reciprocal loan agreements with non-insurance subsidiaries, the limits vary and are set by management based on an assessment of the financial position of the subsidiary. Interest on any borrowing by a subsidiary is charged at the rate of ING U.S., Inc.'s cost of funds for the interest period, plus 0.15%.  Borrowings by ING Alternative Asset Management LLC ("IAAM") occur to enable IAAM to make capital contributions to the ING Multi-Strategy Opportunity Fund LLC ("the fund"), the fund that it manages. The applicable variable interest rate is equal to the rate of return on capital invested in the fund, which may be negative over any given period.

Subsidiaries	Rate	Maturity Date	2012	2011
ING Alternative Asset Management LLC	-10.34%	6/28/2013	$6.4	$7.9
ING Financial Products Company, Inc.	0.81%	1/3/2012	—	1.0
ING Financial Products Company, Inc.	1.03%	1/3/2012	—	24.0
ING Financial Products Company, Inc.	1.03%	1/4/2012	—	23.0
ING Financial Products Company, Inc.	1.03%	1/6/2012	—	32.0
ING Institutional Plan Services, LLC	1.18%	1/3/2012	—	4.0
ING Institutional Plan Services, LLC	1.18%	1/4/2012	—	4.0
ING Institutional Plan Services, LLC	1.18%	1/12/2012	—	10.0
ING Institutional Plan Services, LLC	1.18%	1/13/2012	—	20.0
ING Institutional Plan Services, LLC	1.02%	1/3/2013	8.0	—
ING Institutional Plan Services, LLC	1.12%	1/14/2013	4.0	—
ING North America Insurance Corporation	0.90%	1/3/2012	—	23.5
ING North America Insurance Corporation	0.90%	1/2/2013	53.6	—
ING Payroll Management, Inc.	0.90%	1/3/2012	—	6.0
Security Life of Denver International Limited	1.18%	1/6/2012	—	6.0
Security Life of Denver International Limited	1.18%	1/13/2012	—	18.0
Security Life of Denver International Limited	1.12%	1/7/2013	5.0	—
Total			$77.0	$179.4

Interest income earned on loans to subsidiaries of $1.1, $8.1 and $16.1 for the years ended December 31, 2012, 2011 and 2010, respectively, is included in net investment income.

3.    Derivatives

As of December 31, 2012 and 2011, ING U.S., Inc.'s Derivatives are comprised primarily of total return swaps and include $23.3 and $30.6, respectively, of collateral delivered, representing posted collateral in support of intercompany total return swaps. The posted collateral in support of intercompany total return swaps is a contractual obligation subject to adjustment for changes in ratings and market performance of portfolio assets.

4.    Financing Agreements

Short-term Debt

The following table summarizes ING U.S., Inc.'s short-term debt and the related weighted average interest rate on short-term borrowings at December 31, 2012 and 2011:

			Weighted Average Rate
	2012	2011	2012	2011
Commercial paper	$192.0	$554.6	1.22%	1.19%
Inter-company financing - subsidiaries	319.1	2,356.4	0.19%	0.30%
Current portion of long-term debt	375.0	—	2.21%	—%
Total	$886.1	$2,911.0

Commercial Paper

ING U.S., Inc. has a commercial paper program with an authorized capacity of $3.0 billion. ING U.S., Inc. commercial paper borrowings have been generally used to fund the working capital needs of the Company and provide short-term liquidity.

Inter-company financing

Under the reciprocal loan agreements with subsidiaries, interest on any borrowing by ING U.S., Inc. from a subsidiary is charged at a rate based on the prevailing interest rate of U.S. commercial paper available for purchase with a similar duration.

Long-term Debt

The following table summarizes ING U.S., Inc.'s long-term debt securities at December 31, 2012 and 2011:

	Interest Rate	Maturity	2012	2011
2.21% Syndicated Bank Term Loan, due 2014	2.21%	4/20/2014	$1,350.0	$—
5.5% Senior Notes, due 2022	5.50%	7/15/2022	849.6	—
Subtotal			2,199.6	—
Less: Current portion of long-term debt			375.0	—
Total			$1,824.6	$—

As of December 31, 2012 and 2011, ING U.S., Inc. was in compliance with all debt covenants related to the borrowings in the table above.
Aggregate amounts of future principal payments of long-term debt for the next five years and thereafter are as follows:

2013(1)	$—
2014	975.0
2015	—
2016	—
2017	—
Thereafter	850.0
Total	$1,825.0
(1) Excludes current portion of long-term debt.

Credit Facilities

ING U.S., Inc. maintains credit facilities used primarily for collateral required under affiliated reinsurance transactions and also for general corporate purposes. Unsecured and uncommitted credit facilities totaled $1.9 billion and unsecured and committed facilities totaled $8.1 billion. ING U.S., Inc. additionally has approximately $10.0 of secured facilities. Of the aggregate $10.0 billion capacity available, ING U.S., Inc. utilized $5.6 billion in credit facilities outstanding as of December 31, 2012. Total fees associated with credit facilities in 2012, 2011 and 2010 totaled $166.4, $103.2 and $93.5, respectively.

Guarantees

As of December 31, 2012, ING U.S., Inc. guaranteed $50.0 in notes issued by Silver Cup V, L.P., a special purpose entity wholly owned by Pomona (which is wholly owned by ING U.S., Inc.), to ING U.S. Inc.'s subsidiary life insurance companies ING Life Insurance and Annuity Company, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, Security Life of Denver Insurance Company, Midwestern United Life Insurance Company and ReliaStar Life Insurance Company of New York.

ING U.S., Inc. provides an indemnification of a limited nature, effective on December 19, 2011, in connection with an $825.0 securities lending agreement between the KCL Master Trust ("Master Trust") and ING Bank, N.V. (“ING Bank”). In the event of default on the securities lending agreement by the Master Trust, ING U.S., Inc. is required to indemnify ING Bank for the outstanding obligations of the Master Trust. This agreement and the related indemnification were entered into to obtain collateral to support the Company's reinsurance obligations and are effective for the duration that the collateral remains outstanding. This agreement expires on December 31, 2013.

ING U.S., Inc. provides various indemnifications of securities lending agreements between the Master Trust and third-party banks. In the event of default on the securities lending agreements by the Master Trust, ING U.S., Inc. is required to indemnify the third-party banks for the outstanding obligations of the Master Trust. These agreements and the related indemnifications amounted to $400.0, $750.0, $750.0, and $500.0 effective January 26, 2011, August 19, 2011, November 9, 2011, and December 27, 2012, respectively, and were entered into to obtain collateral to support the Company's reinsurance obligations and are effective for the duration that the collateral remains outstanding. The $400.0 transaction was not renewed in 2012, and ING U.S., Inc.'s indemnification terminated on January 26, 2012.

ING U.S., Inc. entered into a Reimbursement Agreement on September 6, 2012 with a third party which provides a Trust Note as collateral for reinsurance for its subsidiary, Roaring River III, LLC. As of inception, the Reimbursement Agreement requires ING U.S., Inc. to cause $165.0 of capital to be maintained in Roaring River III Holding LLC, the intermediate holding company of Roaring River III, and $60.0 of capital to be maintained in Roaring River III LLC for a total of $225.0. This amount will vary over time based on a percentage of in force.

ING U.S., Inc. entered into surplus maintenance agreements with Whisperingwind I, Whisperingwind II and Whisperingwind III, captive insurance subsidiaries subject to regulation by the South Carolina Department of Insurance, on September 30, 2010, November 1, 2007 and June 28, 2007, respectively. The Whisperingwind I agreement was entered into in conjunction with a LOC provided by the subsidiary as part of a reinsurance transaction whereby ING U.S., Inc. agreed to cause Whisperingwind I to maintain Total Adjusted Capital of the greater of 100% Authorized Control Level Risk Based Capital or $250.0 thousand plus the present value of certain facility fees. This facility has been replaced with a portion of the funding provided by a reimbursement agreement entered into with a third-party bank on September 6, 2012. The Whisperingwind II and Whisperingwind III agreements were entered into in conjunction with the issuance of surplus notes by the respective subsidiary as part of reinsurance transactions whereby ING U.S., Inc. agreed to cause Whisperingwind II and Whisperingwind III to maintain Adjusted Capital and Surplus at 200% of its Company Action Level Risk Based Capital. Effective October 1, 2012, ReliaStar Life Insurance Company novated the reinsurance ceded to Whisperingwind II to a third party reinsurer which replaced $359.3 of surplus notes with $364.0 of trust assets at fair value for reserve credit as of December 31, 2012 and was repaid on January 3, 2013.

ING U.S., Inc. entered into a surplus maintenance agreement with Roaring River II, a captive insurance subsidiary subject to regulation by the Missouri Department of Insurance, on December 31, 2010, in conjunction with a LOC provided by the subsidiary as part of a reinsurance transaction whereby ING U.S., Inc. agrees to cause Roaring River II to maintain Adjusted Capital and Surplus at 250% of its Company Action Level Risk Based Capital. The Roaring River II agreement includes a provision for capital contributions to be made in the event certain expense thresholds are exceeded by Roaring River II.

These surplus maintenance agreements are effective for the duration of the in-force policies subject to the related reinsurance transactions. Maximum potential obligations are not specified in the agreements and therefore, it is not possible to determine the maximum potential amounts due under these guarantees.

ING V issued a $500.0 loan to Lion Connecticut Holdings Inc. on August 9, 2007. This loan has interest rate at LIBOR plus .05% and matures on April 29, 2016. Upon issuance of this loan, ING U.S., Inc. entered into an agreement in which it guaranteed all obligations under the loan agreement to ING V.

Lion Connecticut Holdings Inc. issued $50.0 of Trust Originated Preferred Securities (“ToPR”) on April 3, 1997. As of December 31, 2012, a total par value amount of $13.0 remains outstanding. These securities have a fixed interest rate of 8.424% and mature on April 1, 2027. On January 27, 2003, ING U.S., Inc. entered into an agreement in which it guaranteed the full payment when due of all obligations under ToPR. Under the same guarantee agreement, ING U.S., Inc. also unconditionally guarantees the payment of any principal or interest due in respect of Lion Connecticut Holdings notes. As of December 31, 2012, ING U.S. Inc. guaranteed the outstanding Debentures of Lion Connecticut Holdings for $138.7 par amount of 6.75% Debentures due September 15, 2013, $163.0 par amount of 7.25% Debentures due August 15, 2023, $235.1 par amount of 7.63% Debentures due August 15, 2026 and $108.0 par amount of 6.97% Debentures due August 15, 2036 (collectively, the “Aetna Notes”), all of which were issued by a predecessor of Lion Connecticut Holdings and assumed in connection with the acquisition of Aetna's life insurance and related businesses.

Lion Connecticut Holdings Inc. entered into a Capital Assurance Agreement with ING National Trust effective May 23, 2007. ING National Trust is required to maintain a minimum capital level of $2.0 to comply with Office of the Comptroller of the Currency (“OCC”) capital and liquidity requirements. Pursuant to the Capital Assurance Agreement, if at any time ING National Trust's capital level falls below the minimum capital requirement, Lion Connecticut Holdings agrees to contribute capital up to the minimum capital requirement. This agreement is effective until terminated upon mutual agreement of ING National Trust and Lion Connecticut Holdings Inc. The maximum potential obligation is not specified or applicable.   Since these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. Additionally, should Lion Connecticut Holdings Inc. be unable to contribute capital under the Agreement, ING U.S., Inc. has agreed to perform such duties.

Effective February 25, 2000, ING U.S., Inc. entered into a Corporate Guarantee Agreement with a third party ceding insurer where ING U.S., Inc. guarantees the reinsurance obligations of Security Life of Denver Insurance Company assumed under a reinsurance agreement with the third party cedent. The maximum potential obligation is not specified or applicable. Since these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees.

There were no assets or liabilities recognized by ING U.S., Inc. as of December 31, 2012 and 2011 in relation to these intercompany indemnifications and support agreements. As of December 31, 2012 and 2011, no circumstances existed in which ING U.S., Inc. was required to currently perform under these indemnifications and support agreements.

5.    Return of Capital

For the years ended December 31, 2012, 2011 and 2010, ING U.S., Inc. received returns of capital from the following subsidiaries:

	2012	2011	2010
Lion Connecticut Holdings Inc.	$733.0	$—	$688.1
Security Life of Denver Insurance Company	80.0	200.0	—
Total	$813.0	$200.0	$688.1

6.    Income Taxes

As of December 31, 2012, and 2011, ING U.S., Inc. held deferred tax assets of $127.4 and $263.0, respectively, related to carryforwards which have not been realized by its subsidiaries but have been reimbursed to the subsidiaries by ING U.S., Inc. pursuant to the tax allocation agreement. These deferred tax assets were primarily comprised of payments associated with federal net operating loss, state net operating loss, federal tax capital loss, and credit carryforwards.

Valuation allowances have been applied to these deferred tax assets as of December 31, 2012 and 2011 at the subsidiary level. Character, amount, and estimated expiration date of the carryforwards and the related allowances are disclosed in the Income Taxes note to the Consolidated Financial Statements.

Tax Sharing Agreement

The Company has entered into a federal tax sharing agreement with members of an affiliated group as defined in Section 1504 of the Internal Revenue Code of 1986, as amended. The agreement provides for the manner of calculation and the amounts/timing of the payments between the parties as well as other related matters in connection with the filing of consolidated federal income tax returns. For 2012 and prior years, the federal tax sharing agreement requires ING U.S., Inc. to pay its subsidiaries for the tax benefits of ordinary and capital losses as they are incurred, and in turn requires its subsidiaries to pay ING U.S., Inc. for the taxes payable on their ordinary income and capital gains. Under the agreement, ING U.S., Inc. is required to make payments even if losses do not offset other subsidiaries' ordinary income or capital gains. Effective January 1, 2013, the parties have entered into a new federal tax sharing agreement which provides that for 2013 and subsequent years, ING U.S., Inc. will pay its subsidiaries for the tax benefits of ordinary and capital losses only in the event that the consolidated tax group actually uses the tax benefit of losses generated.

ING U.S., Inc. has also entered into a state tax sharing agreement with each of the specific subsidiaries that are parties to the agreement.  The state tax agreement applies to situations in which ING U.S., Inc. and all or some of the subsidiaries join in the filing of a state or local franchise, income tax, or other tax return on a consolidated, combined or unitary basis.

7.    Subsequent Events

On February 11, 2013, ING U.S., Inc. issued $1.0 billion of unsecured 2.9% Senior Notes due 2018 in a private placement with registration rights (the “2018 Notes”). The 2018 Notes are guaranteed by Lion Connecticut Holdings Inc. Interest is payable semi-annually on each February 15 and August 15, commencing on August 15, 2013. ING Financial Markets, LLC, an affiliate, served as Joint Book Running Manager and was paid $0.3 for its services. Concurrently, as a result of the issuance of the 2018 Notes, the revolving credit borrowings sublimit of the Revolving Credit Agreement was reduced by 50% of the issuance to a minimum of $750.0.

During February 2013, ING U.S., Inc. made payments totaling $850.0 on the Syndicated Bank Term Loan from the proceeds of the 2018 Notes. ING U.S., Inc. will use the remaining proceeds of the 2018 Notes for general corporate purposes including retirement of outstanding commercial paper.

Stock Split

On April 10, 2013, the Board of Directors authorized the total number of shares of all classes of stock which the Company has the authority to issue to be 1,000,000,000, of which 900,000,000 shares, par value $0.01 per share, shall be designated as common stock and 100,000,000 shares, par value $0.01 per share, shall be designated as preferred stock. In addition, the Company’s Board of Directors authorized a 2,295.248835-for-1 stock split of the Company’s common stock. These actions were subsequently approved by the Company’s sole shareholder on April 10, 2013, and effected on April 11, 2013. The accompanying Financial Information of Parent and Notes to Condensed Financial Information of Parent give retroactive effect to the stock split for all periods presented. There are no preferred shares issued and outstanding.

Schedule III - Supplementary Insurance Information	12 Months Ended
Dec. 31, 2012
Supplementary Insurance Information [Abstract]
Schedule III - Supplementary Insurance Information
ING U.S., Inc.
Schedule III

Supplementary Insurance Information
As of December 31, 2012 and 2011
(In millions)

Segment	DAC and VOBA	Future Policy Benefits and Contract Owner Account Balances	Unearned Premiums(1)
2012
Retirement Solutions:
Retirement	$712.4	$27,924.0	$—
Annuities	260.7	23,100.8	—
Insurance Solutions:
Individual Life	2,127.6	17,807.5	—
Employee Benefits	99.2	2,031.6	(0.5)
Investment Management	2.2	—	—
Corporate	0.9	104.1	—
Closed Blocks:
Variable Annuity	453.1	5,243.1	—
Institutional Spread Products	0.2	3,664.4	—
Other	—	6,180.2	(0.2)
Total	$3,656.3	$86,055.7	$(0.7)

2011
Retirement Solutions:
Retirement	$987.4	$26,370.9	$—
Annuities	606.6	25,260.3	—
Insurance Solutions:
Individual Life	2,067.9	17,246.6	0.1
Employee Benefits	94.8	2,002.8	1.4
Investment Management	1.8	—	—
Corporate	7.3	128.4	—
Closed Blocks:
Variable Annuity	586.4	5,382.4	—
Institutional Spread Products	0.1	5,422.6	—
Other	—	6,544.4	0.1
Total	$4,352.3	$88,358.4	$1.6
(1) Represents unearned premiums associated with short-duration products of the Company's accidental and health business.
ING U.S., Inc.
Schedule III

Supplementary Insurance Information
Years Ended December 31, 2012, 2011 and 2010
(In millions)

Segment	Net Investment Income (1)(2)	Premiums and Fee Income (1)(2)	Interest Credited and Other Benefits to Contract Owners	Amortization of DAC and VOBA	Other Operating Expenses(1)(2)	Premiums Written (Excluding Life)
2012
Retirement Solutions:
Retirement	$1,764.2	$719.9	$842.2	$160.1	$1,058.1	$—
Annuities	1,365.7	71.4	861.0	269.0	124.6	—
Insurance Solutions:
Individual Life	936.1	1,870.5	2,063.3	211.3	433.1	—
Employee Benefits	127.3	1,140.6	892.1	13.5	236.2	589.5
Investment Management	(89.0)	493.6	—	3.0	465.6	—
Corporate	275.0	(163.0)	(6.5)	6.5	317.4	—
Closed Blocks:
Variable Annuity	52.7	1,235.9	113.6	58.3	450.3	—
Institutional Spread Products	233.3	2.4	67.4	0.6	11.5	—
Other	32.6	5.2	28.5	—	58.2	—
Total	$4,697.9	$5,376.5	$4,861.6	$722.3	$3,155.0	$589.5
2011
Retirement Solutions:
Retirement	$1,733.7	$721.7	$826.2	$149.5	$1,095.6	$—
Annuities	1,494.6	63.9	978.0	(159.4)	126.7	—
Insurance Solutions:
Individual Life	1,009.5	1,810.0	1,872.5	328.6	332.9	0.1
Employee Benefits	143.7	1,125.2	917.7	15.9	229.3	575.2
Investment Management	(123.9)	529.3	—	4.1	463.8	—
Corporate	222.8	(169.5)	78.4	(7.5)	234.8	—
Closed Blocks:
Variable Annuity	85.8	1,280.7	890.2	55.2	413.8	—
Institutional Spread Products	372.4	2.4	89.0	0.6	11.3	—
Other	30.2	9.9	90.0	—	122.6	—
Total	$4,968.8	$5,373.6	$5,742.0	$387.0	$3,030.8	$575.3
2010
Retirement Solutions:
Retirement	$1,672.5	$714.4	$797.9	$50.9	$1,131.4	$—
Annuities	1,528.6	91.4	1,091.9	182.2	131.0	—
Insurance Solutions:
Individual Life	1,038.3	1,622.3	1,742.7	237.4	325.0	0.1
Employee Benefits	143.2	1,152.5	943.5	19.4	232.9	537.5
Investment Management	(92.4)	491.9	—	4.1	460.6	—
Corporate	192.0	(162.2)	(1.7)	—	139.0	—
Closed Blocks:
Variable Annuity	51.9	1,285.7	240.2	252.7	398.6	—
Institutional Spread Products	434.1	2.6	152.8	0.6	13.8	—
Other	18.8	25.4	60.0	(0.7)	201.2	—
Total	$4,987.0	$5,224.0	$5,027.3	$746.6	$3,033.5	$537.6
(1) Includes the elimination of certain intersegment revenues and expenses that have been recorded on an arm's length basis, primarily consisting of asset-based management and administration fees, which have been charged by Investment Management and eliminated in the Corporate segment.
(2) Includes the elimination of intercompany transactions between the Company and its consolidated investment entities, primarily the elimination of the Company's management fees expensed by the funds, recorded as operating revenues before the Company's consolidation of its consolidated investment entities and eliminated in the Investment Management segment.

Schedule IV - Reinsurance (Notes)	12 Months Ended
Dec. 31, 2012
Supplemental Schedule of Reinsurance Premiums for Insurance Companies [Abstract]
Schedule IV - Reinsurance
ING U.S., Inc.
Schedule IV

Reinsurance
Years Ended December 31, 2012, 2011 and 2010
(In millions)

	Gross	Ceded	Assumed	Net	Percentage of Assumed to Net
2012
Life insurance in force	$798,312.2	$160,926.2	$10,913.8	$648,299.8	1.7%

Premiums:
Life insurance	$1,368.6	$1,429.0	$1,296.2	$1,235.8	104.9%
Accident and health insurance	678.2	97.4	5.3	586.1	0.9%
Annuities	37.2	0.1	2.1	39.2	5.4%
Total premiums	$2,084.0	$1,526.5	$1,303.6	$1,861.1	70.0%

2011
Life insurance in force	$748,208.9	$163,571.6	$14,947.4	$599,584.7	2.5%

Premiums:
Life insurance	$1,291.8	$1,454.0	$1,319.8	$1,157.6	114.0%
Accident and health insurance	670.0	104.4	9.3	574.9	1.6%
Annuities	37.4	—	0.1	37.5	0.3%
Total premiums	$1,999.2	$1,558.4	$1,329.2	$1,770.0	75.1%

2010
Life insurance in force	$706,563.8	$170,888.2	$20,040.5	$555,716.1	3.6%

Premiums:
Life insurance	$1,233.6	$1,532.5	$1,387.4	$1,088.5	127.5%
Accident and health insurance	652.4	240.2	138.9	551.1	25.2%
Annuities	67.9	—	—	67.9	—%
Total premiums	$1,953.9	$1,772.7	$1,526.3	$1,707.5	89.4%

Schedule V - Valuation and Qualifying Accounts	12 Months Ended
Dec. 31, 2012
Valuation and Qualifying Accounts [Abstract]
Schedule V - Valuation and Qualifying Accounts Disclosure
ING U.S., Inc.
Schedule V

Valuation and Qualifying Accounts
Years Ended December 31, 2012, 2011 and 2010
(In millions)

	Balance at January 1,	Charged to Costs and Expenses	Write-offs/ Payments/ Other		Balance at December 31,
2012
Valuation allowance on deferred tax assets	$2,875.0	$99.1	$—		$2,974.1

2011
Valuation allowance on deferred tax assets	$3,087.0	$175.0	$(387.0)	(1)	$2,875.0

2010
Valuation allowance on deferred tax assets	$2,691.5	$547.0	$(151.5)	(1)	$3,087.0
(1) For 2011 and 2010, these amounts represent valuation allowances allocated to Other comprehensive income directly related to the appreciation of the Company's available-for-sale portfolio, and not pertaining to expectations of taxable income in future years.

Business, Basis of Presentation and Significant Accounting Policies (Policies)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Accounting Policies [Abstract]
Basis of Presentation
Basis of Presentation

On April 10, 2013, the Company's Board of Directors authorized the total number of shares of all classes of stock which the Company has the authority to issue to be 1,000,000,000, of which 900,000,000 shares, par value $0.01 per share, are designated as common stock and a 100,000,000 shares, par value $0.01 per share, are designated as preferred stock. In addition, the Company's Board of Directors authorized a 2,295.248835-for-1 split of the Company's common stock. These actions were subsequently approved by the Company's sole stockholder on April 10, 2013 and effected on April 11, 2013, resulting in 230,079,120 shares of common stock issued, including 79,120 of Treasury shares, and 230,000,000 shares of common stock outstanding and held by ING International, prior to the IPO. The accompanying Condensed Consolidated Financial Statements and Notes to Condensed Consolidated Financial Statements give retroactive effect to the stock split for all periods presented. There are no preferred shares issued or outstanding.

The accompanying Condensed Consolidated Financial Statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States ("U.S. GAAP") and are unaudited.

Basis of Presentation

The accompanying Consolidated Financial Statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

The Consolidated Financial Statements include the accounts of ING U.S., Inc. and its subsidiaries, as well as partnerships (voting interest entities ("VOEs")) in which the Company has control and variable interest entities ("VIEs") for which the Company is the primary beneficiary. See the Consolidated Investment Entities note to these Consolidated Financial Statements. Intercompany transactions and balances have been eliminated.

Certain revisions have been made to conform Future policy benefits and Contract owner balances for the year ended December 31, 2011 to current year classifications. Future policy benefits decreased by $10.7 billion for the year ended December 31, 2011, with a corresponding increase of the same amount to Contract owner account balances. These revisions had no impact on Total Liabilities, Total Assets, Shareholder's Equity, or the Statements of Operations, Comprehensive Income, or Cash Flows. Certain other reclassifications have been made to prior year financial information to conform to the current year classifications.

Estimates and Assumptions
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the Condensed Consolidated Financial Statements and the reported amounts of revenues and expenses during the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates.

Estimates and Assumptions

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of revenues and expenses during the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates.

The Company has identified the following accounts and policies as the most significant in that they involve a higher degree of judgment, are subject to a significant degree of variability, and/or contain significant accounting estimates:

Reserves for future policy benefits, valuation and amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”), valuation of investments and derivatives, impairments, income taxes, contingencies, and employee benefit plans.

Consolidated Financial Statements
The Condensed Consolidated Financial Statements include the accounts of ING U.S., Inc. and its subsidiaries, as well as partnerships (voting interest entities ("VOEs")) in which the Company has control and variable interest entities ("VIEs") for which the Company is the primary beneficiary. See the Consolidated Investment Entities Note to these Condensed Consolidated Financial Statements.
The accompanying Condensed Consolidated Financial Statements reflect all adjustments (including normal, recurring adjustments) necessary to present fairly the financial position of the Company as of March 31, 2013, its results of operations, comprehensive income, changes in shareholder's equity and cash flows for the three months ended March 31, 2013 and 2012, in conformity with U.S. GAAP. Interim results are not necessarily indicative of full year performance. These unaudited Condensed Consolidated Financial Statements should be read in conjunction with the audited Consolidated Financial Statements included in the Company's prospectus dated May 1, 2013, filed with the SEC pursuant to Rule 424(b)(1) under the Securities Act of 1933, as amended (the "Securities Act") on May 3, 2013 (the "Prospectus").

Reclassifications	Certain immaterial reclassifications have been made to prior year financial information to conform to the current year classifications. Intercompany transactions and balances have been eliminated.
Fair Value Measurement
Fair Value Measurement

The Company measures the fair value of its financial assets and liabilities based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk, which is the risk that the issuing subsidiary will not fulfill its obligation. The estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability. The Company utilizes a number of valuation sources to determine the fair values of its financial assets and liabilities, including quoted market prices, third-party commercial pricing services, third-party brokers, industry-standard, vendor-provided software that models the value based on market observable inputs, and other internal modeling techniques based on projected cash flows.

Investments
Investments

The accounting policies for the Company's principal investments are as follows:

Fixed Maturities and Equity Securities: The Company's fixed maturities and equity securities are currently designated as available-for-sale, except those accounted for using the fair value option ("FVO"). Available-for-sale securities are reported at fair value and unrealized capital gains (losses) on these securities are recorded directly in Accumulated other comprehensive income (loss) (“AOCI”), and presented net of related changes in DAC, VOBA, and deferred income taxes. In addition, certain fixed maturities have embedded derivatives, which are reported with the host contract on the Consolidated Balance Sheets.

The Company has elected the FVO for certain of its fixed maturities to better match the measurement of assets and liabilities in the Consolidated Statements of Operations. Certain collateralized mortgage obligations (“CMOs”), primarily interest-only and principal-only strips, are accounted for as hybrid instruments and valued at fair value with changes in the fair value recorded in Other net realized capital gains (losses) in the Consolidated Statements of Operations.

Purchases and sales of fixed maturities and equity securities, excluding private placements, are recorded on the trade date. Purchases and sales of private placements and mortgage loans are recorded on the closing date. Investment gains and losses on sales of securities are generally determined on a first-in-first-out (“FIFO”) basis.

Interest income on fixed maturities is recorded when earned using an effective yield method, giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. Such dividends and interest income are recorded in Net investment income in the Consolidated Statements of Operations.

Included within fixed maturities are loan-backed securities, including residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), and asset-backed securities (“ABS”). Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed securities (“MBS”) and ABS are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For prepayment-sensitive securities such as interest-only, principal-only strips, inverse floaters and credit-sensitive MBS and ABS securities, which represent beneficial interests in securitized financial assets that are not of high credit quality or that have been credit impaired, the effective yield is recalculated on a prospective basis. For all other MBS and ABS, the effective yield is recalculated on a retrospective basis.

Short-term Investments: Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. These investments are stated at fair value.

Assets Held in Separate Accounts: Assets held in separate accounts are reported at the fair values of the underlying investments in the separate accounts. The underlying investments include mutual funds, short-term investments, cash, and fixed maturities.

Mortgage Loans on Real Estate: The Company's mortgage loans on real estate are all commercial mortgage loans, which are reported at amortized cost, less impairment write-downs and allowance for losses. If a mortgage loan is determined to be impaired (i.e., when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to the lower of either the present value of expected cash flows from the loan discounted at the loan's original purchase yield or fair value of the collateral. For those mortgages that are determined to require foreclosure, the carrying value is reduced to the fair value of the underlying collateral, net of estimated costs to obtain and sell at the point of foreclosure. The carrying value of the impaired loans is reduced by establishing a permanent write-down recorded in Other net realized capital gains (losses) in the Consolidated Statements of Operations. Property obtained from foreclosed mortgage loans is recorded in Other investments on the Consolidated Balance Sheets.

Mortgage loans are evaluated by the Company's investment professionals, including an appraisal of loan-specific credit quality, property characteristics, and market trends. Loan performance is continuously monitored on a loan-specific basis throughout the year. The Company's review includes submitted appraisals, operating statements, rent revenues, and annual inspection reports, among other items. This review evaluates whether the properties are performing at a consistent and acceptable level to secure the debt.

Mortgages are rated for the purpose of quantifying the level of risk. Those loans with higher risk are placed on a watch list and are closely monitored for collateral deficiency or other credit events that may lead to a potential loss of principal or interest. The Company defines delinquent mortgage loans consistent with industry practice as 60 days past due.

The Company's policy is to recognize interest income until a loan becomes 90 days delinquent or foreclosure proceedings are commenced, at which point interest accrual is discontinued. Interest accrual is not resumed until the loan is brought current.

The Company records an allowance for probable losses incurred on non-impaired loans on an aggregate basis, rather than specifically identified probable losses incurred by individual loan.

Loan - Dutch State Obligation: The reported value of The State of the Netherlands (the “Dutch State”) loan obligation was based on the outstanding loan balance, plus any unamortized premium. This loan obligation was sold to a related party in November 2012.

Policy Loans: Policy loans are carried at an amount equal to the unpaid balance. Interest income on such loans is recorded as earned in Net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are collateralized by the cash surrender value of the associated insurance contracts. Any unpaid principal or interest on the loan is deducted from the account value or the death benefit prior to settlement of the policy.

Limited Partnerships/Corporations: The Company uses the equity method of accounting for investments in limited partnership interests that are not consolidated, which consists primarily of private equities, hedge funds, and VIEs for which the Company is not the primary beneficiary. The Company records its share of earnings using a lag methodology, relying upon the most recent financial information available, generally not to exceed three months. The Company's earnings from limited partnership interests accounted for under the equity method are recorded in Net investment income.

Other Investments: Other investments are comprised primarily of Federal Home Loan Bank (“FHLB”) stock and property obtained from foreclosed mortgage loans, as well as other miscellaneous investments. The Company is a member of the FHLB system and is required to own a certain amount of stock based on the level of borrowings and other factors, the Company may invest in additional amounts. FHLB stock is carried at cost, classified as a restricted security within Other Investments on the Consolidated Balance Sheets and periodically evaluated for impairment based on ultimate recovery of par value.

Securities Lending: The Company engages in securities lending whereby certain domestic securities from its portfolio are loaned to other institutions for short periods of time. Initial collateral, primarily cash, is required at a rate of 102% of the market value of the loaned securities. For portions of the program, the lending agent retains 5% of the collateral deposited by the borrower and transfers the remaining 95% to the Company. For other portions of the program, the lending agent retains the cash collateral. Collateral retained by the agent is invested in liquid assets on behalf of the Company. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates.

Corporate Loans: Corporate loans held by consolidated collateralized loan obligations ("CLO" or "CLO entities") are reported in Corporate loans, at fair value using the fair value option, on the Consolidated Balance Sheets. Changes in the fair value of the loans are recorded in Changes in fair value related to collateralized loan obligations in the Consolidated Statements of Operations. The fair values for corporate loans are determined using independent commercial pricing services. In the event that the third-party pricing source is unable to price an investment (which occurs in less than 2% of the loans), other relevant factors are considered including:

i.
Information relating to the market for the asset, including price quotations for and trading in the asset or in similar investments and the market environment and investor attitudes towards the asset and interests in similar investments;

ii.
The characteristics of and fundamental analytical data relating to the investment, including the cost, current interest rate, period until next interest rate reset, maturity and base lending rate, the terms and conditions of the corporate loan and any related agreements and the position of the corporate loan in the borrower's debt structure;

iii.	The nature, adequacy, and value of the corporate loan's collateral, including the CLO's rights, remedies and interests with respect to the collateral;

iv.	The creditworthiness of the borrower, based on an evaluation of its financial condition, financial statements and information about the business, cash flows, capital structure and future prospects;

v.	The reputation and financial condition of the agent and any intermediate participants in the corporate loan; and

vi.	General economic and market conditions affecting the fair value of the corporate loan.

Other-than-temporary Impairments

The Company periodically evaluates its available-for-sale investments to determine whether there has been an other-than-temporary decline in fair value below the amortized cost basis. Factors considered in this analysis include, but are not limited to, the length of time and the extent to which the fair value has been less than amortized cost, the issuer's financial condition and near-term prospects, future economic conditions and market forecasts, interest rate changes, and changes in ratings of the security. An extended and severe unrealized loss position on a fixed maturity may not have any impact on: (a) the ability of the issuer to service all scheduled interest and principal payments, and (b) the evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for certain equity securities, the Company gives greater weight and consideration to a decline in market value and the likelihood such market value decline will recover.

When assessing the Company's intent to sell a security or if it is more likely than not it will be required to sell a security before recovery of its amortized cost basis, management evaluates facts and circumstances such as, but not limited to, decisions to rebalance the investment portfolio and sales of investments to meet cash flow or capital needs.

When the Company has determined it has the intent to sell or if it is more likely than not that the Company will be required to sell a security before recovery of its amortized cost basis and the fair value has declined below amortized cost (“intent impairment”), the individual security is written down from amortized cost to fair value, and a corresponding charge is recorded in Net realized capital gains (losses) in the Consolidated Statements of Operations as an other-than-temporary impairment ("OTTI"). If the Company does not intend to sell the security and it is not more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, but the Company has determined that there has been an other-than-temporary decline in fair value below the amortized cost basis, the OTTI is bifurcated into the amount representing the present value of the decrease in cash flows expected to be collected (“credit impairment”) and the amount related to other factors (“noncredit impairment”). The credit impairment is recorded in Net realized capital gains (losses) and in the Consolidated Statements of Operations. The noncredit impairment is recorded in Other comprehensive income (loss).

The Company uses the following methodology and significant inputs to determine the amount of the OTTI credit loss:

•
The Company performs a discounted cash flow analysis comparing the current amortized cost of a security to the present value of future cash flows expected to be received including estimated defaults and prepayments. The discount rate is generally the effective interest rate of the fixed maturity prior to impairment.

•
When determining collectability and the period over which the value is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process, which incorporates information regarding the specific security, the industry and geographic area in which the issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from the Company's best estimates of likely scenario-based outcomes, after giving consideration to a variety of variables that includes, but is not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

•
Additional considerations are made when assessing the unique features that apply to certain structured securities such as subprime, Alt-A, non-agency, RMBS, CMBS, and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; loan-to-value ratios; debt service coverage ratios; current and forecasted loss severity; and the payment priority within the tranche structure of the security.

•
When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities, and state and political subdivision securities, the Company considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, the Company considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process, which incorporates available information and the Company's best estimate of scenarios-based outcomes regarding the specific security and issuer; possible corporate restructurings or asset sales by the issuer; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; fundamentals of the industry and geographic area in which the security issuer operates, and the overall macroeconomic conditions.

In periods subsequent to the recognition of the credit related impairment components of OTTI on a fixed maturity, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity in a prospective manner based on the amount and timing of estimated future cash flows.

Derivatives
Derivatives

The Company's use of derivatives is limited mainly to economic hedging to reduce the Company's exposure to cash flow variability of assets and liabilities, interest rate risk, credit risk, exchange rate risk, and market risk. It is the Company's policy not to offset amounts recognized for derivative instruments and amounts recognized for the right to reclaim cash collateral or the obligation to return cash collateral arising from derivative instruments executed with the same counterparty under a master netting arrangement.

The Company enters into interest rate, equity market, credit default, and currency contracts, including swaps, futures, forwards, caps, floors and options, to reduce and manage various risks associated with changes in value, yield, price, cash flow, or exchange rates of assets or liabilities held or intended to be held, or to assume or reduce credit exposure associated with a referenced asset, index, or pool. The Company also utilizes options and futures on equity indices to reduce and manage risks associated with its annuity products. Open derivative contracts are reported as Derivatives assets or liabilities on the Consolidated Balance Sheets at fair value. Changes in the fair value of derivatives are recorded in Net realized capital gains (losses) in the Consolidated Statements of Operations.

To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (a) a hedge of the exposure to changes in the estimated fair value of a recognized asset or liability or an identified portion thereof that is attributable to a particular risk (“fair value hedge”) or (b) a hedge of a forecasted transaction or of the variability of cash flows that is attributable to interest rate risk to be received or paid related to a recognized asset or liability (“cash flow hedge”). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship.

•
Fair Value Hedge: For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the hedged item, to the extent of the risk being hedged, are recognized in Other net realized capital gains (losses).

•
Cash Flow Hedge: For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into earnings in the same periods during which the hedged transaction impacts earnings in the same line item associated with the forecasted transaction. The ineffective portion of the derivative's change in value, if any, along with any of the derivative's change in value that is excluded from the assessment of hedge effectiveness, are recorded in Other net realized capital gains (losses).

When hedge accounting is discontinued because it is determined that the derivative is no longer expected to be highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the Consolidated Balance Sheets at its estimated fair value, with subsequent changes in estimated fair value recognized immediately in Other net realized capital gains (losses). The carrying value of the hedged asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in Other comprehensive income (loss) related to discontinued cash flow hedges are released into the Consolidated Statements of Operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the Consolidated Balance Sheets at its estimated fair value, with changes in estimated fair value recognized currently in Other net realized capital gains (losses). Derivative gains and losses recorded in Other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in Other net realized capital gains (losses).

If the Company's current debt and claims paying ratings were downgraded in the future, the terms in the Company's derivative agreements may be triggered, which could negatively impact overall liquidity. For the majority of the Company's counterparties, there is a termination event should the Company's long-term debt ratings drop below BBB+/Baal.

The Company also has investments in certain fixed maturities, and has issued certain annuity products, that contain embedded derivatives whose fair value is at least partially determined by levels of or changes in domestic and/or foreign interest rates (short-term or long-term), exchange rates, prepayment rates, equity markets, or credit ratings/spreads. Embedded derivatives within fixed maturities are included with the host contract on the Consolidated Balance Sheets and changes in fair value of the embedded derivatives are recorded in Other net realized capital gains (losses) in the Consolidated Statements of Operations. Embedded derivatives within certain annuity products are included in Future policy benefits on the Consolidated Balance Sheets and changes in the fair value of the embedded derivatives are recorded in Other net realized capital gains (losses) in the Consolidated Statements of Operations.

In addition, the Company has entered into a coinsurance with funds withheld arrangement that contains an embedded derivative, the fair value of which is based on the change in the fair value of the underlying assets held in trust. The embedded derivative within the coinsurance arrangement is included in Funds held under reinsurance arrangements on the Consolidated Balance Sheets, and changes in the fair value of the embedded derivative are recorded in Policyholder benefits in the Consolidated Statements of Operations.

Cash and Cash Equivalents
Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, and other highly liquid investments, such as money market instruments and debt instruments with maturities of three months or less at the time of purchase. Cash and cash equivalents are stated at fair value. Cash and cash equivalents of VIEs and VOEs are not available for general use by the Company.

Property and Equipment
Property and Equipment

Property and equipment are carried at cost, less accumulated depreciation and included in Other assets on the Consolidated Balance Sheets. Expenditures for replacements and major improvements are capitalized; maintenance and repair expenditures are expensed as incurred. As of December 31, 2012 and 2011, total cost basis was $463.5 and $501.7, respectively. As of December 31, 2012 and 2011, total accumulated depreciation was $305.1 and $316.1, respectively. For the years ended December 31, 2012, 2011 and 2010, depreciation expense was $36.9, $36.2 and $34.2, respectively, and included in Operating expenses in the Consolidated Statements of Operations. Depreciation on property and equipment is provided on a straight-line basis over the estimated useful lives of the assets with the exception of land and artwork, which are not depreciated.

The Company's property and equipment are depreciated using the following estimated useful lives:

Estimated Useful Lives
Buildings	40 years
Furniture and fixtures	5 years
Leasehold improvements	10 years, or the life of the lease, whichever is shorter
Equipment	3 years

Deferred Policy Acquisition Costs and Value of Business Acquired
Deferred Policy Acquisition Costs and Value of Business Acquired

DAC represents policy acquisition costs that have been capitalized and are subject to amortization and interest. Capitalized costs are incremental, direct costs of contract acquisition, as well as certain costs related directly to successful acquisition activities. Such costs consist principally of certain commissions, underwriting, sales, and contract issuance and processing expenses directly related to the successful acquisition of new and renewal business. Indirect or unsuccessful acquisition costs, maintenance, product development and overhead expenses are charged to expense as incurred. VOBA represents the outstanding value of in force business acquired and is subject to amortization and interest. The value is based on the present value of estimated net cash flows embedded in the insurance contracts at the time of the acquisition and increased for subsequent deferrable expenses on purchased policies.

Amortization Methodologies

Generally, the Company amortizes DAC and VOBA related to traditional contracts (term insurance, non-participating whole life insurance, and traditional group life insurance) and certain accident and health insurance over the entire premium payment period in proportion to the present value of expected gross premiums. Assumptions as to mortality, morbidity, persistency, and interest rates, which include provisions for adverse deviation, are consistent with the assumptions used to calculate reserves for future policy benefits. These assumptions are “locked-in” at issue and not revised unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. DAC recoverability testing is performed for current issue year products to determine if net premiums are sufficient to cover estimated benefits and expenses. In subsequent periods, the recoverability of the DAC or VOBA balances are determined by assessing whether future gross profits are sufficient to amortize the DAC or VOBA balances as well as provide for expected future benefits and maintenance costs. If a premium deficiency is deemed to be present, charges will be applied against the DAC and VOBA balances before an additional reserve is established. Absent such a premium deficiency, variability in amortization after policy issuance or acquisition relates only to variability in premium volumes.

Generally, the Company amortizes DAC and VOBA related to fixed and variable universal life contracts, variable deferred annuity contracts, and fixed deferred annuity contracts over the estimated lives of the contracts in relation to the emergence of estimated gross profits. Assumptions as to mortality, persistency, interest crediting rates, fee income, returns associated with separate account performance, impact of hedge performance, expenses to administer the business, and certain economic variables, such as inflation, are based on the Company's experience and overall capital markets. At each valuation date, estimated gross profits are updated with actual gross profits and the assumptions underlying future estimated gross profits are evaluated for continued reasonableness. Adjustments to estimated gross profits require that amortization rates be revised retroactively to the date of the contract issuance (“unlocking”). For variable deferred annuity contracts within Closed Block Variable Annuity, the Company amortizes DAC and VOBA in relation to the emergence of estimated gross revenue.

Assumptions
Changes in assumptions can have a significant impact on DAC and VOBA balances and amortization rates. Amortization of deferred sales inducements and recognition of unearned revenue (“URR”) on these products (see respective sections below) may also be impacted by changes in assumptions.

Several assumptions are considered significant in the estimation of future gross profits associated with the Company's variable products. One significant assumption is the assumed return associated with the variable account performance. To reflect the volatility in the equity markets, this assumption involves a combination of near-term expectations and long-term assumptions regarding market performance. The overall return on the variable account is dependent on multiple factors, including the relative mix of the underlying sub-accounts among bond funds and equity funds, as well as equity sector weightings. The Company practice assumes that intermediate-term appreciation in equity markets reverts to the long-term appreciation in equity markets (“reversion to the mean”). The Company monitors market events and only changes the assumption when sustained deviations are expected. This methodology incorporates a 9% long-term equity return assumption, a 14% cap, and a five-year lookforward period. The reversion to the mean methodology was implemented prospectively on January 1, 2011.

Prior to January 1, 2011, the Company utilized a static long-term equity return assumption for projecting account balance growth in all future years. This return assumption was reviewed annually or more frequently, if deemed necessary. Actual returns that were higher than long-term expectations produced higher contract owner account balances, which increased future fee expectations and decreased future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected gross revenues and gross profits. The opposite result occurred when returns were lower than long-term expectations.

Other significant assumptions include estimated policyholder behavior assumptions, such as surrender, lapse, and annuitization rates. Estimated gross revenues and gross profits of variable annuity contracts are sensitive to these assumptions.

Contract owners may periodically exchange one contract for another, or make modifications to an existing contract. These transactions are identified as internal replacements. Internal replacements that are determined to result in substantially unchanged contracts are accounted for as continuations of the replaced contracts. Any costs associated with the issuance of the new contracts are considered maintenance costs and expensed as incurred. Unamortized DAC and VOBA related to the replaced contracts continue to be deferred and amortized in connection with the new contracts. Internal replacements that are determined to result in contracts that are substantially changed are accounted for as extinguishments of the replaced contracts, and any unamortized DAC and VOBA related to the replaced contracts are written off to Net amortization of deferred policy acquisition costs and value of business acquired in the Consolidated Statements of Operations.

Sales Inducements

Sales inducements represent benefits paid to contract owners for a specified period that are incremental to the amounts the Company credits on similar contracts and are higher than the contract's expected ongoing crediting rates for periods after the inducement. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in Interest credited to contract owner account balances in the Consolidated Statements of Operations. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews deferred sales inducements to determine the recoverability of these balances.

For the years ended December 31, 2012, 2011 and 2010, the Company capitalized $35.1, $39.9 and $55.0, respectively, of sales inducements. For the years ended December 31, 2012, 2011 and 2010, the Company amortized $62.6, $14.0 and $102.1, respectively, of deferred sales inducements.

Sales Inducements
Sales Inducements

Sales inducements represent benefits paid to contract owners for a specified period that are incremental to the amounts the Company credits on similar contracts and are higher than the contract's expected ongoing crediting rates for periods after the inducement. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in Interest credited to contract owner account balances in the Consolidated Statements of Operations. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews deferred sales inducements to determine the recoverability of these balances.

For the years ended December 31, 2012, 2011 and 2010, the Company capitalized $35.1, $39.9 and $55.0, respectively, of sales inducements. For the years ended December 31, 2012, 2011 and 2010, the Company amortized $62.6, $14.0 and $102.1, respectively, of deferred sales inducements.

Future Policy Benefits and Contract Owner Accounts
Future Policy Benefits and Contract Owner Accounts

Future Policy Benefits
The Company establishes and carries actuarially-determined reserves that are calculated to meet its future obligations under insurance policies, including individual and group life insurance, guaranteed benefits on annuity contracts, payout contracts with life contingencies, and certain accident and health insurance. Reserves also include estimates of unpaid claims as well as claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The principal assumptions used to establish liabilities for future policy benefits are based upon Company experience and periodically reviewed against industry standards. These assumptions include mortality, morbidity, policy lapse, contract renewal, payment of subsequent premiums or deposits by the contract owner, retirement, investment returns, inflation, benefit utilization and expenses. Changes in, or deviations from, the assumptions used can significantly affect the Company's reserve levels and related results of operations.

Reserves for individual and group life insurance contracts (mainly term insurance, non-participating whole life insurance, and traditional group life insurance) and accident and health insurance represent the present value of future benefits to be paid to or on behalf of contract owners and related expenses, less the present value of future net premiums. Assumptions as to interest rates, mortality, expenses, and persistency are based upon the Company's estimates of anticipated experience at the period the policy is sold or acquired, including a provision for adverse deviation. Interest rates used to calculate the present value of these reserves ranged from 2.5% to 7.7%.

Reserves for payout contracts with life contingencies are equal to the present value of expected future payments. Assumptions as to interest rates, mortality, and expenses are based upon the Company's experience at the period the policy is sold or acquired, including a provision for adverse deviation. Such assumptions generally vary by annuity plan type, year of issue, and policy duration. Interest rates used to calculate the present value of future benefits ranged from 3.0% to 7.75%.

Although assumptions are “locked-in” upon the issuance of individual and group life insurance, payout contracts with life contingencies, and certain accident and health insurance, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are determined based on best estimate assumptions that exist at the time the premium deficiency reserve is established and do not include a provision for adverse deviation.

Contract Owner Accounts
Contract owner account balances relate to investment-type contracts, such as guaranteed investment contracts and funding agreements, universal life-type contracts, fixed annuities and payout contracts without life contingencies, and fixed-indexed annuity (“FIA”) contracts.

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Account balances for guaranteed investment contracts and funding agreements are calculated using the amount deposited with the Company, less withdrawals, plus interest accrued to the ending valuation date. Interest on these contracts is accrued by a predetermined index, plus a spread or a fixed rate, established at the issue date of the contract.

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Account balances for universal life-type contracts, including variable universal life and indexed universal life contracts, are equal to cumulative deposits, less charges and withdrawals and account values released upon death, plus credited interest thereon.

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Account balances for fixed annuities and payout contracts without life contingencies are equal to cumulative deposits, less charges and withdrawals, plus credited interest thereon. Credited interest rates vary by product and ranged up to 8.0% for the years 2012, 2011, and 2010. Account balances for group immediate annuities without life contingent payouts are equal to the discounted value of the payment at the implied break-even rate.

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For FIAs, the aggregate initial liability is equal to the deposit received, plus a bonus, if applicable, and is split into a host component and an embedded derivative component. Thereafter, the host liability accumulates at a set interest rate, and the embedded derivative liability is recognized at fair value.

Guarantees and Additional Reserves
The Company establishes and carries liabilities for product guarantees, which are described below. The Company periodically evaluates its estimates and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. Changes in, or deviations from, the assumptions used can significantly affect the Company's reserve levels and related results of operations.
Universal and Variable Life: Reserves for universal and variable life secondary guarantees and paid-up guarantees are calculated by estimating the expected value of death benefits payable and recognizing those benefits ratably over the accumulation period based on total expected assessments. The reserve for such products recognizes the portion of contract assessments received in early years used to compensate the Company for benefits provided in later years. Assumptions used, such as the interest rate, lapse rate, and mortality, are consistent with assumptions used in estimating gross profits for purposes of amortizing DAC. Reserves for universal and variable life secondary guarantees and paid up guarantees are recorded in Future policy benefits on the Consolidated Balance Sheets.

The Company also calculates a benefit ratio for each block of business that meets the requirements for additional reserves and calculates an additional reserve by accumulating amounts equal to the benefit ratio multiplied by the assessments for each period, reduced by excess benefits during the period. The additional reserve is accumulated at interest rates consistent with the DAC model for the period. The calculated reserve includes a provision for universal life contracts with patterns of cost of insurance charges that produce expected gains from the insurance benefit function followed by losses from that function in later years. Additional reserves are recorded in Future policy benefits on the Consolidated Balance Sheets.

URR relates to variable universal life and universal life products and represents policy charges for services to be provided in future periods (see the “Recognition of Insurance Revenue and Related Benefits” section below). The URR balance is recorded in Future policy benefits on the Consolidated Balance Sheets.

GMDB and GMIB: Reserves for annuity guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are determined by estimating the value of expected benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Expected experience is based on a range of scenarios. Assumptions used, such as the long-term equity market return, lapse rate, and mortality, are consistent with assumptions used in estimating gross revenues for purposes of amortizing DAC. The assumptions of investment performance and volatility are consistent with the historical experience of the appropriate underlying equity index, such as the Standard & Poor's (“S&P”) 500 Index. In addition, the reserve for the GMIB guarantee incorporates assumptions for the likelihood and timing of the potential annuitizations that may be elected by the contract owner. In general, the Company assumes that GMIB annuitization rates will be higher for policies with more valuable guarantees ("in the money" guarantees where the notional benefit amount is in excess of the account value). Reserves for GMDB and GMIB are recorded in Future policy benefits on the Consolidated Balance Sheets. Changes in reserves for GMDB and GMIB are reported in Policyholder benefits in the Consolidated Statements of Operations.

Most contracts issued on or before December 31, 1999 with enhanced death benefit guarantees were reinsured to third-party reinsurers to mitigate the risk associated with such guarantees. For contracts issued after December 31, 1999, the Company instituted a variable annuity guarantee hedging program to mitigate the risks associated with these guarantees, for which the Company did not seek hedge accounting. The variable annuity guarantee hedging program is based on the Company entering into derivative positions to offset such exposures to GMDB and GMIB due to adverse changes in the equity markets.

GMAB, GMWB, GMWBL and FIA: The Company also issues certain products which contain embedded derivatives that are measured at estimated fair value separately from the host contracts. These products include annuity Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”), guaranteed minimum withdrawal benefits with life payouts (“GMWBL”) and FIAs. Embedded derivatives associated with GMAB, GMWB and GMWBL are recorded in Future policy benefits on the Consolidated Balance Sheets. Embedded derivatives associated with FIA are recorded in Contract owner account balances on the Consolidated Balance Sheets. Changes in estimated fair value, along with attributed fees collected or payments made, are reported in Other net realized capital gains (losses) in the Consolidated Statements of Operations.

At inception of the GMAB, GMWB, and GMWBL contracts, the Company projects a fee to be attributed to the embedded derivative portion of the guarantee equal to the present value of projected future guaranteed benefits. After inception, the estimated fair value of the GMAB, GMWB, and GMWBL contracts is determined based on the present value of projected future guaranteed benefits, minus the present value of projected attributed fees. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The projection of future guaranteed benefits and future attributed fees require the use of assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.) and policyholder behavior (e.g., lapse, benefit utilization, mortality, etc.). Risk margins are established to capture uncertainties related to policyholder behavior assumptions. The margin represents additional compensation a market participant would require to assume these risks.

The estimated fair value of the FIA contracts is based on the present value of the excess of interest payments to the contract owners over the minimum guaranteed interest rate ("MGIR"). The excess interest payments are determined as the excess of projected index driven benefits over the projected guaranteed benefits. The projection horizon is over the anticipated life of the related contracts which takes into account best estimate actuarial assumptions, such as partial withdrawals, full surrenders, deaths, annuitizations and maturities.

Stabilizer and Managed Custody Guarantees: Products with guaranteed credited rates treat the guarantee as an embedded derivative for Stabilizer products and a stand-alone derivative for Managed custody guarantee (“MCG”) products. These derivatives are measured at estimated fair value and recorded in Contract owner account balances on the Consolidated Balance Sheets. Changes in estimated fair value along with attributed fees collected are reported in Other net realized capital gains (losses) in the Consolidated Statements of Operations.

The estimated fair value of the Stabilizer and MCG contracts is determined based on the present value of projected future claims, minus the present value of future guaranteed premiums. At inception of the contract the Company projects a guaranteed premium to be equal to the present value of the projected future claims. The income associated with the contracts is projected using actuarial and capital market assumptions, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are projected under multiple capital market scenarios using observable risk-free rates and other best estimate assumptions.

The GMAB, GMWB, GMWBL, FIA, and Stabilizer embedded derivative liabilities and the stand-alone derivative for MCG include a risk margin to capture uncertainties related to policyholder behavior assumptions. The margin represents additional compensation a market participant would require to assume these risks.

Separate Accounts

Separate account assets and liabilities generally represent funds maintained to meet specific investment objectives of contract owners or participants who bear the investment risk, subject, in limited cases, to minimum guaranteed rates. Investment income and investment gains and losses generally accrue directly to such contract owners. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company.

Separate account assets supporting variable options under variable annuity contracts are invested, as designated by the contract owner or participant under a contract, in shares of mutual funds that are managed by the Company, or in other selected mutual funds not managed by the Company.

The Company reports separately, as assets and liabilities, investments held in the separate accounts and liabilities of separate accounts if:

•	Such separate accounts are legally recognized;

•	Assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;

•	Investments are directed by the contract owner or participant; and

•	All investment performance, net of contract fees and assessments, is passed through to the contract owner.

The Company reports separate account assets that meet the above criteria at fair value on the Consolidated Balance Sheets based on the fair value of the underlying investments. Separate account liabilities equal separate account assets. Investment income and net realized and unrealized capital gains (losses) of the separate accounts, however, are not reflected in the Consolidated Statements of Operations. The Consolidated Statements of Cash Flows do not reflect investment activity of the separate accounts.

Debt
Short-term and Long-term Debt

Short-term and long-term debt are carried at an amount equal to the unpaid principal balance, net of any remaining unamortized discount or premium attributable to issuance. Direct and incremental costs to issue the debt are recorded in Other assets on the Consolidated Balance Sheets and are recognized as a component of Interest expense in the Consolidated Statements of Operations over the life of the debt, using the effective interest method of amortization.

Collateralized Loan Obligations Notes

CLO notes issued by consolidated CLO entities are recorded as Collateralized loan obligations notes, at fair value using the fair value option, on the Consolidated Balance Sheets. Changes in the fair value of the notes are recorded in Changes in fair value related to collateralized loan obligations in the Company's Consolidated Statements of Operations.

Repurchase Agreements
Repurchase Agreements

The Company engages in dollar repurchase agreements with MBS (“dollar rolls”) and repurchase agreements with other collateral types to increase its return on investments and improve liquidity. Such arrangements meet the requirements to be accounted for as financing arrangements.

The Company enters into dollar roll transactions by selling existing MBS and concurrently entering into an agreement to repurchase similar securities within a short time frame at a lower price. Under repurchase agreements, the Company borrows cash from a counterparty at an agreed upon interest rate for an agreed upon time frame and pledges collateral in the form of securities. At the end of the agreement, the counterparty returns the collateral to the Company, and the Company, in turn, repays the loan amount along with the additional agreed upon interest.

Company policy requires that at all times during the term of the dollar roll and repurchase agreements that cash or other collateral types obtained is sufficient to allow the Company to fund substantially all of the cost of purchasing replacement assets. Cash received is invested in Short-term investments, with the offsetting obligation to repay the loan included as an Other liability on the Consolidated Balance Sheets. The carrying value of the securities pledged in dollar rolls and repurchase agreement transactions and the related repurchase obligation are included in Securities pledged and Short-term debt, respectively, on the Consolidated Balance Sheets.

The primary risk associated with short-term collateralized borrowings is that the counterparty will be unable to perform under the terms of the contract. The Company's exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments. The Company believes the counterparties to the dollar rolls and repurchase agreements are financially responsible and that the counterparty risk is minimal.

Recognition of Insurance Revenue and Related Benefits
Recognition of Insurance Revenue and Related Benefits

Premiums related to traditional individual and group life policies are recognized in Premiums in the Consolidated Statements of Operations when due from the contract owner. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded in Policyholder benefits in the Consolidated Statements of Operations when incurred.

Revenues from investment-type, universal life-type, fixed annuities and payout contracts without life contingencies, and FIA consist primarily of fees assessed against the contract owner account balance for mortality and policy administration and are reported in Fee income. In addition, the Company earns investment income from the investment of contract deposits in the Company's general account portfolio which is reported in Net investment income in the Consolidated Statements of Operations. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are established as a URR liability and amortized into revenue over the expected life of the related contracts in proportion to estimated gross profits in a manner consistent with DAC for these contracts. URR is reported in Future policy benefits and amortized into Fee income. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, and interest credited to contract owner account balances.

Income Taxes
Income Taxes

The Company files a consolidated federal income tax return, which includes many of its subsidiaries, in accordance with the Internal Revenue Code of 1986, as amended.

The Company's deferred tax assets and liabilities resulting from temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

Deferred tax assets represent the tax benefit of future deductible temporary differences and, operating loss and tax credit carryforwards. The Company evaluates and tests the recoverability of its deferred tax assets. Deferred tax assets are reduced by a valuation allowance if, based on the weight of evidence, it is more likely than not that some portion, or all, of the deferred tax assets will not be realized. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including:

•	The nature and character of the deferred tax assets and liabilities;

•	The nature and character of income by life and non-life subgroups;

•	Income in non-U.S. companies;

•	Taxable income in prior carryback years;

•	Projected future taxable income, exclusive of reversing temporary differences and carryforwards;

•	Projected future reversals of existing temporary differences;

•	The length of time carryforwards can be utilized;

•	Any prudent and feasible tax planning strategies the Company would employ to avoid a tax benefit from expiring unused.

•	The nature, frequency, and severity of cumulative losses in recent years; and

•	Any tax rules that would impact the utilization of the deferred tax assets.

In establishing unrecognized tax benefits, the Company determines whether a tax position is more likely than not to be sustained under examination by the appropriate taxing authority. The Company also considers positions that have been reviewed and agreed to as part of an examination by the appropriate taxing authority. Tax positions that do not meet the more likely than not standard are not recognized in the Consolidated Financial Statements. Tax positions that meet this standard are recognized in the Consolidated Financial Statements. The Company measures the tax position as the largest amount of benefit that is greater than 50% likely of being realized upon ultimate resolution with the tax authority that has full knowledge of all relevant information.

Reinsurance
Reinsurance

The Company utilizes reinsurance agreements in most aspects of its insurance business to reduce its exposure to large losses. Such reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the primary liability of the Company as direct insurer of the risks reinsured.

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

For reinsurance of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid and benefits received related to the underlying contracts is included in the expected net cost of reinsurance which is recorded as a component of the reinsurance asset or liability. Any difference between actual and expected net cost of reinsurance is recognized in the current period and included as a component of profits used to amortize DAC.

For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid are recorded as ceded premiums and ceded unearned premiums and are reflected as a component of Premiums in the Consolidated Statements of Operations and Other assets on the Consolidated Balance Sheets, respectively. Ceded unearned premiums are amortized through premiums over the remaining contract period in proportion to the amount of protection provided.

For retroactive reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid in excess of the related insurance liabilities ceded are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in Other liabilities. The gains are amortized over the remaining life of the underlying contracts.

The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded future policy benefits and contract owner liabilities are reported gross on the Consolidated Balance Sheets.

Only those reinsurance recoverable balances deemed probable of recovery are recognized as assets on the Company's Consolidated Balance Sheets and are stated net of allowances for uncollectible reinsurance. Amounts currently recoverable under reinsurance agreements are included in Reinsurance recoverable and amounts currently payable are included in Other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer are recorded net on the Consolidated Balance Sheets if a right of offset exists within the reinsurance agreement.

Premiums, Fee income, and Policyholder benefits are reported net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in Other revenue.

Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance. The Company also evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers. The S&P ratings for the Company's reinsurers with the largest reinsurance recoverable balances are all A rated or better. These reinsurers are: Lincoln National Corporation (“Lincoln”), Hannover Life Reassurance Company of America and Hannover Re (Ireland) Plc (collectively, “Hannover Re”), and various subsidiaries of Reinsurance Group of America Incorporated (collectively, “RGA”).

Employee Benefit Plans
Employee Benefits Plans

Certain subsidiaries of the Company sponsor and/or administer various plans that provide defined benefit pension and other postretirement benefits covering eligible employees, sales representatives, and other individuals. The plans are generally funded through payments, determined by periodic actuarial calculations, to trustee-administered funds.

A defined benefit plan is a pension plan that defines an amount of pension benefit that an employee will receive on retirement, usually dependent on one or more factors such as age, years of service, and compensation. The liability recognized in respect of defined benefit pension plans is the present value of the projected pension benefit obligation (“PBO”) at the balance sheet date, less the fair value of plan assets, together with adjustments for unrecognized past service costs. This liability is included in Pension and other post-employment provisions on the Consolidated Balance Sheets. The PBO is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The Company recognizes the funded status of the PBO for pension plans and the accumulated postretirement benefit obligation (“APBO”) for other postretirement plans on the Consolidated Balance Sheets.

Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. The obligations and expenses associated with these plans require use of assumptions, such as discount rate, expected rate of return on plan assets, rate of future compensation increases, and healthcare cost trend rates, as well as assumptions regarding participant demographics such as age of retirements, withdrawal rates, and mortality. Management determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's Consolidated Financial Statements and liquidity. Differences between the expected return and the actual return on plan assets and actuarial gain/loss changes are immediately recognized in Operating expenses in the Consolidated Statements of Operations.

For post-retirement healthcare and other benefits to retirees, the entitlement to these benefits is usually conditional on the employee remaining in service up to retirement age and the completion of a minimum service period. The expected costs of these benefits are accrued in Other liabilities over the period of employment using an accounting methodology similar to that for defined benefit pension plans. Actuarial gain/loss changes are immediately recognized in Operating expenses in the Consolidated Statements of Operations.

Share-based Compensation
Share-based Compensation

Employees of the Company participate in various ING share-based compensation plans. The Company records compensation expense associated with stock options and other forms of equity compensation based on their fair values over the vesting period. Share-based compensation expense includes direct costs of employees of the Company.

Consolidation, Business Combinations, and Noncontrolling Interests
Consolidation, Business Combinations, and Noncontrolling Interests

The Company consolidates entities in which it, directly or indirectly, is determined to have a controlling financial interest.

VIEs: The Company consolidates VIEs for which it is the primary beneficiary. An entity is a VIE if it has equity investors who lack the characteristics of a controlling financial interest or it does not have sufficient equity at risk to finance its expected activities without additional subordinated financial support from other parties. The primary beneficiary (i) has the power to direct the activities of the entity that most significantly impact the entity's economic performance and (ii) has the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to the entity.

VOEs: For entities determined not to be VIEs, the Company consolidates entities in which it has an equity investment of greater than 50% and has control over significant operating, financial and investing decisions of the entity. Additionally, the Company consolidates entities in which the Company is a substantive, controlling general partner, and the limited partners have no substantive rights to impact ongoing governance and operating activities of the partnership.

The Company provides investment management services to, and has transactions with, various CLO entities, private equity funds, real estate funds, fund-of-hedge funds, single strategy hedge funds, insurance entities, securitizations, and other investment entities in the normal course of business. In certain instances, the Company serves as the investment manager, making day-to-day investment decisions concerning the assets of these entities. These entities are considered to be either VIEs or VOEs, and the Company evaluates its involvement with each entity to determine whether consolidation is required.

For certain investment funds after January 1, 2010, and all entities prior to January 1, 2010, the determination is based on previous consolidation guidelines that require an analysis to determine whether (a) an entity in which the Company holds a variable interest is a VIE and (b) the Company's involvement, through holding interests directly or indirectly in the entity or contractually through other variable interests (e.g., management fees), would be expected to absorb a majority of the entity's expected losses or receive a majority of residual returns in the entity, or both.

The determination of whether an entity in which the Company holds a variable interest is a VIE requires judgments, which include (1) determining whether the equity investment at risk is sufficient to permit the entity to finance its activities without additional subordinated financial support; (2) evaluating whether the equity holders, as a group, can make decisions that have a significant effect on the success of the entity; (3) determining whether two or more parties' equity interests should be aggregated; and (4) determining whether the equity investors have proportionate voting rights to their obligations to absorb losses or rights to receive returns from an entity. The Company determines whether it is the primary beneficiary of a VIE at the time it becomes involved with a VIE. Consolidation conclusions are reviewed quarterly to identify whether any reconsideration events have occurred, which would require detailed reassessment of the VIE status.

The Company has elected to apply the FVO for financial assets and financial liabilities held by consolidated CLO entities and continues to measure these assets (primarily senior bank and corporate loans) and liabilities (debt obligations issued by CLO entities) at fair value in subsequent periods. The Company has elected the FVO to more closely align its accounting with the economics of its transactions. This election allows the Company to more effectively align changes in the fair value of CLO assets with a commensurate change in the fair value of CLO liabilities.

The Company recognizes the fair values of assets acquired, liabilities assumed and any noncontrolling interests acquired in a business combination. The Company did not have any business combinations for the years ended December 31, 2012, 2011, and 2010.

Noncontrolling interest represents the interests of shareholders, other than the Company, in consolidated entities. In the Consolidated Statements of Operations, net earnings and losses attributable to noncontrolling interest represents such shareholders' interests in the earnings and losses of those entities, or the attribution of results from consolidated VIEs or VOEs to which the Company is not economically entitled.

Contingencies
Contingencies

A loss contingency is an existing condition, situation, or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur. Examples of loss contingencies include pending or threatened adverse litigation, threat of expropriation of assets, and actual or possible claims and assessments. Amounts related to loss contingencies are accrued and recorded in Other liabilities on the Consolidated Balance Sheets if it is probable that a loss has been incurred and the amount can be reasonably estimated, based on the Company's best estimate of the ultimate outcome. If determined to meet the criteria for a reserve, the Company also evaluates whether there are external legal or other costs directly associated with the resolution of the matter and accrues such costs if estimable.

Adoption of New Pronouncements
Adoption of New Pronouncements

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet (Accounting Standards Codification ("ASC") Topic 210): Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"), which requires an entity to disclose both gross and net information about instruments and transactions eligible for offset in the statement of financial position, as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements.

In January 2013, the FASB issued ASU 2013-01, "Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), which clarifies that the scope of ASU 2011-11 applies to derivatives accounted for in accordance with ASU Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are either offset in accordance with Section 210-20-45 or Section 815-10-45 or subject to an enforceable master netting arrangement or similar agreement.

The provisions of ASU 2013-01 and ASU 2011-11 were adopted retrospectively by the Company on January 1, 2013. The adoption had no effect on the Company's financial condition, results of operations, or cash flows as the pronouncement only pertains to additional disclosure. The disclosures required by ASU 2011-11 and ASU 2013-01 are included in the Derivative Financial Instruments Note to these Condensed Consolidated Financial Statements.

Disclosures about Amounts Reclassified out of AOCI
In January 2013, the FASB issued ASU 2013-02, "Comprehensive Income (ASC Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income" ("ASU 2013-02"), which requires an entity to provide information about the amounts reclassified out of accumulated other comprehensive income by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of accumulated other comprehensive income by the respective line items of net income but only if the amount reclassified is required under U.S. GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under U.S. GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under U.S. GAAP that provide additional detail about those amounts.

The provisions of ASU 2013-02 were adopted by the Company on January 1, 2013. The adoption had no effect on the Company's financial condition, results of operations, or cash flows as the pronouncement only pertains to additional disclosure. The disclosures required by ASU 2013-02, including comparative period disclosures, are included in the Accumulated Other Comprehensive Income Note to these Condensed Consolidated Financial Statements.

Adoption of New Pronouncements

Financial Instruments

Reconsideration of Effective Control for Repurchase Agreements
In April 2011, the FASB issued ASU 2011-03, “Transfers and Servicing (ASC Topic 860): Reconsideration of Effective Control for Repurchase Agreements” (“ASU 2011-03”), which removes from the assessment of effective control (1) the criterion requiring the transferor to have the ability to repurchase or redeem the financial assets on substantially the agreed terms and (2) the collateral maintenance implementation guidance related to that criterion.

The provisions of ASU 2011-03 were adopted by the Company on January 1, 2012. The Company determined that there was no effect on the Company's financial condition, results of operations or cash flows, as the guidance is consistent with that previously applied by the Company.

A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring
In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-02, “Receivables (Accounting Standards Codification™ (“ASC”) Topic 310): A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring” (“ASU 2011-02”), which clarifies the guidance on a creditor's evaluation of whether it has granted a concession and whether the debtor is experiencing financial difficulties, as follows:

▪	If a debtor does not have access to funds at a market rate for similar debt, the restructuring would be considered to be at a below-market rate;

▪	An increase in the contractual interest rate does not preclude the restructuring from being considered a concession, as the new rate could still be below the market interest rate;

▪	A restructuring that results in a delay in payment that is insignificant is not a concession;

▪
A creditor should evaluate whether it is probable that the debtor would be in payment default on any of its debt without the modification to determine if the debtor is experiencing financial difficulties; and

▪	A creditor is precluded from using the effective interest rate test.

Also, ASU 2011-02 requires disclosure of certain information about troubled debt restructuring, which was previously deferred by ASU 2011-01, "Deferral of the Effective Date of Disclosures about Troubled Debt Restructurings in Update No. 2010-20" ("ASU 2011-01").

The provisions of ASU 2011-02 were adopted by the Company on July 1, 2011, and applied retrospectively to January 1, 2011. The Company determined, however, that there was no effect on the Company's financial position, results of operations or cash flows upon adoption, as there were no troubled debt restructurings between January 1, 2011 and July 1, 2011. The disclosures required by ASU 2011-02 are included in the Investments (excluding Consolidated Investment Entities) note to these Consolidated Financial Statements.

Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses
In July 2010, the FASB issued ASU 2010-20, “Receivables (ASC Topic 310): Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses” (“ASU 2010-20”), which requires certain existing disclosures to be disaggregated by class of financing receivable, including the rollforward of the allowance for credit losses, with the ending balance further disaggregated on the basis of impairment method. For each disaggregated ending balance, an entity also is required to disclose the related recorded investment in financing receivables, the nonaccrual status of financing receivables, and impaired financing receivables.

ASU 2010-20 also requires new disclosures by class of financing receivable, including credit quality indicators, aging of past due amounts, the nature and extent of troubled debt restructurings and related defaults, and significant purchases and sales of financing receivables disaggregated by portfolio segment.

In January 2011, the FASB issued ASU 2011-01, which temporarily delayed the effective date of the disclosures about troubled debt restructurings in ASU 2010-20.

The provisions of ASU 2010-20 were adopted by the Company on December 31, 2010, and are included in the Investments (excluding Consolidated Investment Entities) note to these Consolidated Financial Statements, as well as the "Reinsurance" section above, except for the disclosures about troubled debt restructurings included in ASU 2011-02 that were adopted by the Company on July 1, 2011 (see above). The disclosures that include information for activity that occurs during a reporting period were adopted by the Company on January 1, 2011 and are included in the Investment note to these Consolidated Financial Statements. As this pronouncement only pertains to additional disclosure, the adoption had no effect on the Company's financial condition, results of operations, or cash flows.

Scope Exception Related to Embedded Credit Derivatives
In March 2010, the FASB issued ASU 2010-11, “Derivatives and Hedging (ASC Topic 815): Scope Exception Related to Embedded Credit Derivatives” (“ASU 2010-11”), which clarifies that the only type of embedded credit derivatives that are exempt from bifurcation requirements are those that relate to the subordination of one financial instrument to another.

The provisions of ASU 2010-11 were adopted by the Company on July 1, 2010. The Company determined, however, that there was no effect on the Company's financial condition, results of operations, or cash flows upon adoption, as the guidance is consistent with that previously applied by the Company.

Consolidation and Business Combinations

Consolidation Analysis of Investments Held through Separate Accounts
In April 2010, the FASB issued ASU 2010-15, “Financial Services-Insurance (ASC Topic 944): How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments” (“ASU 2010-15”), which clarifies that an insurance entity generally should not consider any separate account interests in an investment held for the benefit of policy holders to be the insurer's interests, and should not combine those separate account interests with its general account interest in the same investment when assessing the investment for consolidation.

The provisions of ASU 2010-15 were adopted by the Company on January 1, 2011; however, the Company determined that there was no effect on its financial condition, results of operations or cash flows upon adoption, as the guidance is consistent with that previously applied by the Company.

Improvements to Financial Reporting by Enterprises Involved in Variable Interest Entities
In December 2009, the FASB issued ASU 2009-17, “Consolidations (ASC Topic 810): Improvements to Financial Reporting by Enterprises Involved in Variable Interest Entities” (“ASU 2009-17”), which amends the consolidation guidance for VIEs, as follows:

•
Eliminates the quantitative-based assessment for consolidation of VIEs and, instead, requires a qualitative assessment of whether an entity has the power to direct the VIEs activities and whether the entity has the obligation to absorb losses or the right to receive benefits that could be significant to the VIE;

•	Requires an ongoing reassessment of whether an entity is the primary beneficiary of a VIE; and

•
Requires enhanced disclosures, including (i) presentation on the balance sheet of assets and liabilities of consolidated VIEs that meet the separate presentation criteria and disclosure of assets and liabilities recognized on the balance sheet and (ii) the maximum exposure to loss for those VIEs in which a reporting entity is determined to not be the primary beneficiary but in which it has a variable interest.

In addition, in February 2010, the FASB issued ASU 2010-10, “Consolidations (ASC Topic 810): Amendments for Certain Investment Funds” (“ASU 2010-10”), which defers to ASU 2009-17 for a reporting entity's interests in certain investment funds that have attributes of investment companies, for which the reporting entity does not have an obligation to fund losses and that are not structured as securitization entities. The Company has determined that all of its managed funds, with the exception of certain CLOs, qualify for the deferral.

The provisions of ASU 2009-17 and ASU 2010-10 were adopted, prospectively, by the Company on January 1, 2010. As a result of adoption, the Company consolidated certain CLO entities managed by the Company on January 1, 2010, which increased total assets and total liabilities by $1.7 billion and $1.4 billion, respectively, on the Consolidated Balance Sheets. The CLO assets cannot be used by the Company, nor is the Company obligated for the CLO debt. The difference in the fair value of assets and liabilities on January 1, 2010 of $297.2 was recorded in Appropriated retained earnings, which reflects elimination of the fair value of interests held by the Company. See the Consolidated Investment Entities note for additional disclosures relating to the Company's involvement with VIEs and the impact of the consolidation to these Consolidated Financial Statements.

Fair Value

Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)
In May 2011, the FASB issued ASU 2011-04, “Fair Value Measurement (ASC Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” (“ASU 2011-04”), which includes the following amendments:

▪	The concepts of highest and best use and valuation premise are relevant only when measuring the fair value of nonfinancial assets;

▪	The requirements for measuring the fair value of equity instruments are consistent with those for measuring liabilities;

▪	An entity is permitted to measure the fair value of financial instruments managed within a portfolio at the price that would be received to sell or transfer a net position for a particular risk; and

▪	The application of premiums and discounts in a fair value measurement is related to the unit of account for the asset or liability.

ASU 2011-04 also requires additional disclosures, including use of a nonfinancial asset in a way that differs from its highest and best use, categorization by level for items in which fair value is required to be disclosed and further information regarding Level 3 fair value measurements.

The provisions of ASU 2011-04 were adopted, prospectively, by the Company on January 1, 2012. The adoption had no effect on the Company's financial condition, results of operations or cash flows as the pronouncement only pertains to additional disclosure. The disclosures required by ASU 2011-04 are included in the Fair Value Measurements note to these Consolidated Financial Statements.

Improving Disclosures about Fair Value Measurements
In January 2010, the FASB issued ASU 2010-06, “Fair Value Measurements and Disclosure (ASC Topic 820): Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”), which requires several new disclosures, as well as clarification to existing disclosures, as follows:

▪	Significant transfers in and out of Level 1 and Level 2 fair value measurements and the reason for the transfers;

▪	Purchases, sales, issuances, and settlement, in the Level 3 fair value measurements reconciliation on a gross basis;

▪	Fair value measurement disclosures for each class of assets and liabilities (i.e., disaggregated); and

▪	Valuation techniques and inputs for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 fair value measurements.

The provisions of ASU 2010-06 were adopted by the Company on January 1, 2010, except for the disclosures related to the Level 3 reconciliation that were adopted by the Company on January 1, 2011. The adoption had no effect on the Company's financial condition, results of operations, or cash flows as the pronouncement only pertains to additional disclosure. The disclosures required by ASU 2010-06 are included in the Fair Value Measurements note to these Consolidated Financial Statements.

Deferred Policy Acquisition Costs

Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts

In October 2010, the FASB issued ASU 2010-26, “Financial Services - Insurance (ASC Topic 944): Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts” (“ASU 2010-26”), which provides new guidance related to acquisition costs of new or renewal insurance contracts that qualify for deferral. Costs that should be capitalized include (1) incremental direct costs of successful contract acquisition and (2) certain costs related directly to successful acquisition activities (underwriting, policy issuance and processing, medical and inspection, and sales force contract selling) performed by the insurer for the contract. Advertising costs should be included in DAC only if the capitalization criteria for direct-response advertising guidance is met. All other acquisition-related costs should be charged to expense as incurred.

The Company early adopted the provisions of ASU 2010-26 on January 1, 2011, and applied the provisions retrospectively. If the Company's Consolidated Balance Sheet as of December 31, 2010 had been issued prior to implementation, the impact to the Company's January 1, 2011 Retained earnings, as a result of implementation, would have been a decrease of $1.2 billion, net of income taxes of $300.8.

Goodwill and Intangibles

Testing Goodwill for Impairment
In September 2011, the FASB issued ASU 2011-08, “Intangibles-Goodwill and Other (ASC Topic 350): Testing Goodwill for Impairment” (“ASU 2011-08”), which provides an entity the option to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If an entity determines that it is not more likely than not that the reporting unit is impaired, then performing the two-step impairment test is unnecessary. If, however, an entity concludes otherwise, it is required to perform the two-step impairment test.

The provisions of ASU 2011-08 were adopted by the Company on January 1, 2012; however, there was no effect on the Company's financial condition or results of operations, as there were no impairments.

When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts
In December 2010, the FASB issued ASU 2010-28, “Intangibles-Goodwill and Other (ASC Topic 350): When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts” (“ASU 2010-28”), which modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the test if qualitative factors indicate that it is more likely than not that a goodwill impairment exists.

The provisions of ASU 2010-28 were adopted by the Company on January 1, 2011; however, there was no effect on the Company's financial condition or results of operations, as the goodwill reporting unit did not have a zero or negative carrying amount at the October 1 testing date.

Presentation of Comprehensive Income
In June 2011, the FASB issued ASU 2011-05, “Comprehensive Income (ASC Topic 220): Presentation of Comprehensive Income” (“ASU 2011-05”), which states that an entity has the option to present total comprehensive income and the components of net income and other comprehensive income either in a single, continuous statement of comprehensive income or in two separate, consecutive statements.

In December 2011, the FASB issued ASU 2011-12, which defers the ASU 2011-05 requirements to present, on the face of the financial statements, the effects of reclassification out of AOCI on the components of net income and other comprehensive income.

The Company early adopted provisions of ASU 2011-05 and ASU 2010-12 on December 31, 2011, and applied the provisions retrospectively. The Consolidated Statement of Comprehensive Income, with corresponding revisions to the Consolidated Statements of Changes in Shareholder's Equity, is included in the Consolidated Financial Statements. In addition, the required disclosures are included in the Accumulated Other Comprehensive Income (Loss) note to these Consolidated Financial Statements.

Future Adoption of Accounting Pronouncements

Disclosures about Offsetting Assets and Liabilities
In December 2011, the FASB issued ASU 2011-11, "Balance Sheet (ASC Topic 210): Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"), which requires an entity to disclose both gross and net information about instruments and transactions eligible for offset in the statement of financial position, as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements.

In January 2013, the FASB issued ASU 2013-01, "Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), which clarifies that the scope of ASU 2011-11 applies to derivatives accounted for in accordance with ASU Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are either offset in accordance with Section 210-20-45 or Section 815-10-45 or subject to an enforceable master netting arrangement or similar agreement.

The provisions of ASU 2013-01 and ASU 2011-11 are effective retrospectively for annual reporting periods beginning on or after January 1, 2013 and periods within those annual reporting periods. The Company will adopt the provisions of these ASUs in the first quarter of 2013 which will include additional disclosure of the gross and net information instruments deemed in scope, including any related collateral received or posted.

Disclosures about Amounts Reclassified out of AOCI
In January 2013, the FASB issued ASU 2013-02, "Comprehensive Income (ASC Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income" ("ASU 2013-02"), which requires an entity to provide information about the amounts reclassified out of accumulated other comprehensive income by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of accumulated other comprehensive income by the respective line items of net income but only if the amount reclassified is required under U.S. GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under U.S. GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under U.S. GAAP that provide additional detail about those amounts.

The provisions of ASU 2013-02 are effective prospectively for reporting periods beginning after December 15, 2012. The Company will adopt the provisions of ASU 2013-02 in the first quarter of 2013 to provide additional information about amounts reclassified out of accumulated other comprehensive income by component.

Business, Basis of Presentation and Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2012
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Property, Plant and Equipment Useful Lives
The Company's property and equipment are depreciated using the following estimated useful lives:

Estimated Useful Lives
Buildings	40 years
Furniture and fixtures	5 years
Leasehold improvements	10 years, or the life of the lease, whichever is shorter
Equipment	3 years

Investments (excluding Consolidated Investment Entities) (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Available-for-sale Securities, Including Securities Pledged [Line Items]
Marketable Securities
Available-for-sale and fair value option ("FVO") fixed maturities and equity securities were as follows as of March 31, 2013:

	Amortized Cost	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Embedded Derivatives(2)	Fair Value	OTTI(3)
Fixed maturities:
U.S. Treasuries	$5,186.3	$575.2	$4.0	$—	$5,757.5	$—
U.S. government agencies and authorities	642.0	67.5	—	—	709.5	—
State, municipalities and political subdivisions	288.6	29.2	—	—	317.8	—
U.S. corporate securities	34,082.4	3,770.8	93.3	—	37,759.9	13.0

Foreign securities:(1)
Government	1,072.1	93.3	9.3	—	1,156.1	—
Other	13,601.1	1,393.9	41.1	—	14,953.9	—
Total foreign securities	14,673.2	1,487.2	50.4	—	16,110.0	—

Residential mortgage-backed securities:
Agency	4,941.3	578.7	17.0	138.0	5,641.0	1.1
Non-Agency	1,489.8	194.9	46.9	74.1	1,711.9	130.4
Total Residential mortgage-backed securities	6,431.1	773.6	63.9	212.1	7,352.9	131.5
Commercial mortgage-backed securities	4,301.4	515.8	4.0	—	4,813.2	4.4
Other asset-backed securities	2,197.1	116.7	53.2	(8.0)	2,252.6	14.2

Total fixed maturities, including securities pledged	67,802.1	7,336.0	268.8	204.1	75,073.4	163.1
Less: Securities pledged	1,656.7	126.1	8.1	—	1,774.7	—
Total fixed maturities	66,145.4	7,209.9	260.7	204.1	73,298.7	163.1

Equity securities:
Common stock	192.6	0.3	0.2	—	192.7	—
Preferred stock	53.9	35.7	—	—	89.6	—
Total equity securities	246.5	36.0	0.2	—	282.3	—

Total fixed maturities and equity securities investments	$66,391.9	$7,245.9	$260.9	$204.1	$73,581.0	$163.1
(1) Primarily U.S. dollar denominated.
(2) Embedded derivatives within fixed maturity securities are reported with the host investment. The changes in fair value of embedded derivatives are reported in Other net realized capital gains (losses) in the Condensed Consolidated Statements of Operations.
(3) Represents Other-than Temporary-Impairments ("OTTI") reported as a component of Other comprehensive income.

Available-for-sale and FVO fixed maturities and equity securities were as follows as of December 31, 2012:

	Amortized Cost	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Embedded Derivatives (2)	Fair Value	OTTI(3)
Fixed maturities:
U.S. Treasuries	$5,194.3	$691.2	$1.8	$—	$5,883.7	$—
U.S. government agencies and authorities	645.4	78.8	—	—	724.2	—
State, municipalities and political subdivisions	320.2	32.6	—	—	352.8	—
U.S. corporate securities	32,986.1	4,226.6	48.8	—	37,163.9	13.4

Foreign securities(1):
Government	1,069.4	125.2	4.6	—	1,190.0	—
Other	13,321.8	1,527.4	54.7	—	14,794.5	—
Total foreign securities	14,391.2	1,652.6	59.3	—	15,984.5	—

Residential mortgage-backed securities:
Agency	5,071.6	633.3	14.8	156.0	5,846.1	1.2
Non-Agency	1,612.6	198.6	71.9	81.6	1,820.9	139.6
Total Residential mortgage-backed securities	6,684.2	831.9	86.7	237.6	7,667.0	140.8
Commercial mortgage-backed securities	4,438.9	513.6	6.1	—	4,946.4	4.4
Other asset-backed securities	2,536.4	128.4	90.0	(10.2)	2,564.6	15.4

Total fixed maturities, including securities pledged	67,196.7	8,155.7	292.7	227.4	75,287.1	174.0
Less: Securities pledged	1,470.0	139.6	4.1	—	1,605.5	—
Total fixed maturities	65,726.7	8,016.1	288.6	227.4	73,681.6	174.0

Equity securities:
Common stock	194.4	13.2	1.0	—	206.6	—
Preferred stock	103.5	30.0	—	—	133.5	—
Total equity securities	297.9	43.2	1.0	—	340.1	—

Total fixed maturities and equity securities investments	$66,024.6	$8,059.3	$289.6	$227.4	$74,021.7	$174.0
(1) Primarily U.S. dollar denominated.
(2) Embedded derivatives within fixed maturity securities are reported with the host investment. The changes in fair value of embedded derivatives are reported in Other net realized capital gains (losses) in the Condensed Consolidated Statements of Operations.
(3) Represents OTTI reported as a component of Other comprehensive income.

Available-for-sale and fair value option ("FVO") fixed maturities and equity securities were as follows as of December 31, 2012:

	Amortized Cost	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Embedded Derivatives(2)	Fair Value	OTTI(3)
Fixed maturities:
U.S. Treasuries	$5,194.3	$691.2	$1.8	$—	$5,883.7	$—
U.S. government agencies and authorities	645.4	78.8	—	—	724.2	—
State, municipalities and political subdivisions	320.2	32.6	—	—	352.8	—
U.S. corporate securities	32,986.1	4,226.6	48.8	—	37,163.9	13.4

Foreign securities(1):
Government	1,069.4	125.2	4.6	—	1,190.0	—
Other	13,321.8	1,527.4	54.7	—	14,794.5	—
Total foreign securities	14,391.2	1,652.6	59.3	—	15,984.5	—

Residential mortgage-backed securities:
Agency	5,071.6	633.3	14.8	156.0	5,846.1	1.2
Non-Agency	1,612.6	198.6	71.9	81.6	1,820.9	139.6
Total Residential mortgage-backed securities	6,684.2	831.9	86.7	237.6	7,667.0	140.8
Commercial mortgage-backed securities	4,438.9	513.6	6.1	—	4,946.4	4.4
Other asset-backed securities	2,536.4	128.4	90.0	(10.2)	2,564.6	15.4

Total fixed maturities, including securities pledged	67,196.7	8,155.7	292.7	227.4	75,287.1	174.0
Less: Securities pledged	1,470.0	139.6	4.1	—	1,605.5	—
Total fixed maturities	65,726.7	8,016.1	288.6	227.4	73,681.6	174.0

Equity securities:
Common stock	194.4	13.2	1.0	—	206.6	—
Preferred stock	103.5	30.0	—	—	133.5	—
Total equity securities	297.9	43.2	1.0	—	340.1	—

Total fixed maturities and equity securities investments	$66,024.6	$8,059.3	$289.6	$227.4	$74,021.7	$174.0
(1) Primarily U.S. dollar denominated.
(2) Embedded derivatives within fixed maturity securities are reported with the host investment. The changes in fair value of embedded derivatives are reported in Other net realized capital gains (losses) in the Consolidated Statements of Operations.

(3) Represents OTTI reported as a component of Other comprehensive income.

Available-for-sale and FVO fixed maturities and equity securities were as follows as of December 31, 2011:

	Amortized Cost	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Embedded Derivatives (2)	Fair Value	OTTI(3)
Fixed maturities:
U.S. Treasuries	$5,283.8	$688.7	$—	$—	$5,972.5	$—
U.S. government agencies and authorities	643.1	84.7	—	—	727.8	—
State, municipalities and political subdivisions	375.1	21.2	2.4	—	393.9	—
U.S. corporate securities	30,486.5	3,095.6	109.0	—	33,473.1	—

Foreign securities(1):
Government	834.9	92.9	9.9	—	917.9	—
Other	13,207.0	1,078.0	135.5	—	14,149.5	0.1
Total foreign securities	14,041.9	1,170.9	145.4	—	15,067.4	0.1

Residential mortgage-backed securities:
Agency	5,754.8	865.4	11.9	182.2	6,790.5	1.7
Non-Agency	2,180.2	228.2	228.9	78.1	2,257.6	197.6
Total Residential mortgage-backed securities	7,935.0	1,093.6	240.8	260.3	9,048.1	199.3
Commercial mortgage-backed securities	5,387.1	247.5	149.2	—	5,485.4	6.3
Other asset-backed securities	2,727.0	62.1	270.7	(17.2)	2,501.2	20.4

Total fixed maturities, including securities pledged	66,879.5	6,464.3	917.5	243.1	72,669.4	226.1
Less: Securities pledged	2,068.7	189.4	4.6	—	2,253.5	—
Total fixed maturities	64,810.8	6,274.9	912.9	243.1	70,415.9	226.1

Equity securities:
Common stock	222.1	14.7	5.6	—	231.2	—
Preferred stock	98.5	24.1	—	—	122.6	—
Total equity securities	320.6	38.8	5.6	—	353.8	—

Total fixed maturities and equity securities investments	$65,131.4	$6,313.7	$918.5	$243.1	$70,769.7	$226.1
(1) Primarily U.S. dollar denominated.
(2) Embedded derivatives within fixed maturity securities are reported with the host investment. The changes in fair value of embedded derivatives are reported in Other net realized capital gains (losses) in the Consolidated Statements of Operations.

(3) Represents OTTI reported as a component of Other comprehensive income.

Investments Classifed by Contractual Maturity Date
The amortized cost and fair value of fixed maturities, including securities pledged, as of March 31, 2013, are shown below by contractual maturity. Actual maturities may differ from contractual maturities as securities may be restructured, called, or prepaid. Mortgage-backed securities ("MBS") and Other asset-backed securities ("ABS") are shown separately because they are not due at a single maturity date.

	Amortized Cost	Fair Value
Due to mature:
One year or less	$2,923.6	$3,021.8
After one year through five years	14,250.2	15,205.4
After five years through ten years	18,184.4	19,830.3
After ten years	19,514.3	22,597.2
Mortgage-backed securities	10,732.5	12,166.1
Other asset-backed securities	2,197.1	2,252.6
Fixed maturities, including securities pledged	$67,802.1	$75,073.4

The amortized cost and fair value of fixed maturities, including securities pledged, as of December 31, 2012, are shown below by contractual maturity. Actual maturities may differ from contractual maturities as securities may be restructured, called, or prepaid. Mortgage-backed securities ("MBS") and Other asset-backed securities ("ABS") are shown separately because they are not due at a single maturity date.

	Amortized Cost	Fair Value
Due to mature:
One year or less	$2,820.9	$2,918.1
After one year through five years	14,380.3	15,353.4
After five years through ten years	17,372.7	19,179.7
After ten years	18,963.3	22,657.9
Mortgage-backed securities	11,123.1	12,613.4
Other asset-backed securities	2,536.4	2,564.6
Fixed maturities, including securities pledged	$67,196.7	$75,287.1

U.S. and Foreign Corporate Securities by Industry
The following tables set forth the composition of the U.S. and foreign corporate securities within the fixed maturity portfolio by industry category as of the dates indicated:

	Amortized Cost	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Fair Value
March 31, 2013
Communications	$4,048.7	$510.2	$10.9	$4,548.0
Financial	6,027.8	748.3	32.7	6,743.4
Industrial and other companies	27,160.9	2,621.1	66.8	29,715.2
Utilities	9,007.6	1,128.7	20.6	10,115.7
Transportation	1,438.5	156.4	3.4	1,591.5
Total	$47,683.5	$5,164.7	$134.4	$52,713.8

December 31, 2012
Communications	$3,609.5	$563.4	$2.4	$4,170.5
Financial	5,912.9	749.4	46.7	6,615.6
Industrial and other companies	26,613.3	3,063.3	24.2	29,652.4
Utilities	8,893.1	1,210.5	28.9	10,074.7
Transportation	1,279.1	167.4	1.3	1,445.2
Total	$46,307.9	$5,754.0	$103.5	$51,958.4

The following tables set forth the composition of the U.S. and foreign corporate securities within the fixed maturity portfolio by industry category as of December 31, 2012 and 2011:

	Amortized Cost	Gross Unrealized Capital Gains	Gross Unrealized Capital Losses	Fair Value
2012
Communications	$3,609.5	$563.4	$2.4	$4,170.5
Financial	5,912.9	749.4	46.7	6,615.6
Industrial and other companies	26,613.3	3,063.3	24.2	29,652.4
Utilities	8,893.1	1,210.5	28.9	10,074.7
Transportation	1,279.1	167.4	1.3	1,445.2
Total	$46,307.9	$5,754.0	$103.5	$51,958.4

2011
Communications	$3,561.5	$395.4	$12.5	$3,944.4
Financial	6,309.6	450.5	133.9	6,626.2
Industrial and other companies	24,071.1	2,252.6	67.2	26,256.5
Utilities	8,535.8	948.7	26.2	9,458.3
Transportation	1,215.5	126.4	4.7	1,337.2
Total	$43,693.5	$4,173.6	$244.5	$47,622.6

Schedule of Unrealized Loss on Investments
Unrealized capital losses (including noncredit impairments), along with the fair value of fixed maturity securities, including securities pledged, by market sector and duration were as follows as of March 31, 2013:

	Six Months or Less Below Amortized Cost		More Than Six Months and Twelve Months or Less Below Amortized Cost		More Than Twelve Months Below Amortized Cost		Total
	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses
U.S. Treasuries	$72.6	$4.0	$—	$—	$—	$—	$72.6	$4.0
U.S. corporate, state and municipalities	3,128.0	64.7	143.6	5.1	191.9	23.5	3,463.5	93.3
Foreign	968.5	22.5	47.1	4.3	191.7	23.6	1,207.3	50.4
Residential mortgage-backed	682.8	6.5	63.3	2.7	477.8	54.7	1,223.9	63.9
Commercial mortgage-backed	5.8	—	1.9	0.1	43.4	3.9	51.1	4.0
Other asset-backed	81.8	0.1	10.0	1.3	442.8	51.8	534.6	53.2
Total	$4,939.5	$97.8	$265.9	$13.5	$1,347.6	$157.5	$6,553.0	$268.8

Unrealized capital losses (including noncredit impairments), along with the fair value of fixed maturity securities, including securities pledged, by market sector and duration were as follows as of December 31, 2012:

	Six Months or Less Below Amortized Cost		More Than Six Months and Twelve Months or Less Below Amortized Cost		More Than Twelve Months Below Amortized Cost		Total
	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses
U.S. Treasuries	$451.2	$1.8	$—	$—	$—	$—	$451.2	$1.8
U.S. corporate, state and municipalities	1,333.4	19.2	116.5	3.0	231.2	26.6	1,681.1	48.8
Foreign	360.2	12.7	59.8	7.4	314.9	39.2	734.9	59.3
Residential mortgage-backed	369.3	6.4	42.0	2.1	585.1	78.2	996.4	86.7
Commercial mortgage-backed	22.0	0.2	15.3	1.7	44.4	4.2	81.7	6.1
Other asset-backed	70.2	—	7.0	1.2	609.2	88.8	686.4	90.0
Total	$2,606.3	$40.3	$240.6	$15.4	$1,784.8	$237.0	$4,631.7	$292.7

Unrealized capital losses (including noncredit impairments), along with the fair value of fixed maturity securities, including securities pledged, by market sector and duration were as follows as of December 31, 2012:

	Six Months or Less Below Amortized Cost		More Than Six Months and Twelve Months or Less Below Amortized Cost		More Than Twelve Months Below Amortized Cost		Total
	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses
2012
U.S. Treasuries	$451.2	$1.8	$—	$—	$—	$—	$451.2	$1.8
U.S. corporate, state and municipalities	1,333.4	19.2	116.5	3.0	231.2	26.6	1,681.1	48.8
Foreign	360.2	12.7	59.8	7.4	314.9	39.2	734.9	59.3
Residential mortgage-backed	369.3	6.4	42.0	2.1	585.1	78.2	996.4	86.7
Commercial mortgage-backed	22.0	0.2	15.3	1.7	44.4	4.2	81.7	6.1
Other asset-backed	70.2	—	7.0	1.2	609.2	88.8	686.4	90.0
Total	$2,606.3	$40.3	$240.6	$15.4	$1,784.8	$237.0	$4,631.7	$292.7

Unrealized capital losses (including noncredit impairments), along with the fair value of fixed maturity securities, including securities pledged, by market sector and duration were as follows as of December 31, 2011:

	Six Months or Less Below Amortized Cost		More Than Six Months and Twelve Months or Less Below Amortized Cost		More Than Twelve Months Below Amortized Cost		Total
	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses	Fair Value	Unrealized Capital Losses
2011
U.S. Treasuries	$—	$—	$—	$—	$—	$—	$—	$—
U.S. corporate, state and municipalities	1,812.9	55.7	173.2	10.4	393.4	45.3	2,379.5	111.4
Foreign	1,177.6	66.2	80.2	7.3	655.8	71.9	1,913.6	145.4
Residential mortgage-backed	426.6	5.1	388.3	16.1	865.1	219.6	1,680.0	240.8
Commercial mortgage-backed	338.3	6.4	1,131.6	87.6	241.4	55.2	1,711.3	149.2
Other asset-backed	306.9	5.3	165.8	42.7	668.5	222.7	1,141.2	270.7
Total	$4,062.3	$138.7	$1,939.1	$164.1	$2,824.2	$614.7	$8,825.6	$917.5

Schedule of Loan-to-Value, Credit Enhancement and Fixed Floating Rates for RMBS and Other ABS in a Gross Unrealized Loss Position
The following tables summarize loan-to-value, credit enhancement and fixed floating rate details for RMBS and Other ABS in a gross unrealized loss position as of the dates indicated:

	Loan-to-Value Ratio
	Amortized Cost		Unrealized Capital Losses
March 31, 2013	< 20%	> 20%	< 20%	> 20%
RMBS and Other ABS(1)
Non-agency RMBS > 100%	$374.2	$103.9	$26.0	$27.3
Non-agency RMBS 90% - 100%	106.6	15.2	8.9	5.1
Non-agency RMBS 80% - 90%	91.3	23.3	8.7	5.1
Non-agency RMBS < 80%	306.5	12.6	14.7	3.9
Agency RMBS	737.4	11.2	12.3	3.3
Other ABS (Non-RMBS)	91.1	2.3	1.3	0.5
Total RMBS and Other ABS	$1,707.1	$168.5	$71.9	$45.2

	Credit Enhancement Percentage
	Amortized Cost		Unrealized Capital Losses
March 31, 2013	< 20%	> 20%	< 20%	> 20%
RMBS and Other ABS(1)
Non-agency RMBS 10% +	$607.2	$86.4	$43.7	$20.5
Non-agency RMBS 5% - 10%	94.9	2.2	3.1	0.6
Non-agency RMBS 0% - 5%	103.7	5.2	5.0	2.3
Non-agency RMBS 0%	72.8	61.2	6.5	18.0
Agency RMBS	737.4	11.2	12.3	3.3
Other ABS (Non-RMBS)	91.1	2.3	1.3	0.5
Total RMBS and Other ABS	$1,707.1	$168.5	$71.9	$45.2

	Fixed Rate/Floating Rate
	Amortized Cost		Unrealized Capital Losses
March 31, 2013	< 20%	> 20%	< 20%	> 20%
Fixed Rate	$780.5	$22.7	$13.1	$6.3
Floating Rate	926.6	145.8	58.8	38.9
Total	$1,707.1	$168.5	$71.9	$45.2
(1) For purposes of this table, subprime mortgages are included in Non-agency RMBS categories.

	Loan-to-Value Ratio
	Amortized Cost		Unrealized Capital Losses
December 31, 2012	< 20%	> 20%	< 20%	> 20%
RMBS and Other ABS(1)
Non-agency RMBS > 100%	$562.3	$203.8	$39.5	$58.0
Non-agency RMBS 90% - 100%	134.2	35.2	12.8	10.7
Non-agency RMBS 80% - 90%	78.9	46.9	7.5	12.1
Non-agency RMBS < 80%	288.9	17.5	14.0	5.5
Agency RMBS	398.0	8.1	11.0	3.8
Other ABS (Non-RMBS)	83.4	2.3	1.2	0.6
Total RMBS and Other ABS	$1,545.7	$313.8	$86.0	$90.7

	Credit Enhancement Percentage
	Amortized Cost		Unrealized Capital Losses
December 31, 2012	< 20%	> 20%	< 20%	> 20%
RMBS and Other ABS(1)
Non-agency RMBS 10% +	$706.8	$187.1	$53.8	$51.2
Non-agency RMBS 5% - 10%	187.6	2.2	6.8	0.7
Non-agency RMBS 0% - 5%	89.4	12.3	7.6	4.2
Non-agency RMBS 0%	80.5	101.8	5.6	30.2
Agency RMBS	398.0	8.1	11.0	3.8
Other ABS (Non-RMBS)	83.4	2.3	1.2	0.6
Total RMBS and Other ABS	$1,545.7	$313.8	$86.0	$90.7

	Fixed Rate/Floating Rate
	Amortized Cost		Unrealized Capital Losses
December 31, 2012	< 20%	> 20%	< 20%	> 20%
Fixed Rate	$669.4	$33.3	$14.2	$10.2
Floating Rate	876.3	280.5	71.8	80.5
Total	$1,545.7	$313.8	$86.0	$90.7
(1) For purposes of this table, subprime mortgages are included in Non-agency RMBS categories.

The following tables summarize loan-to-value, credit enhancement and fixed floating rate details for RMBS and Other ABS in a gross unrealized loss position as of December 31, 2012 and 2011:

	Loan-to-Value Ratio
	Amortized Cost		Unrealized Capital Losses
2012	< 20%	> 20%	< 20%	> 20%
RMBS and Other ABS
Non-agency RMBS > 100%	$562.3	$203.8	$39.5	$58.0
Non-agency RMBS 90% - 100%	134.2	35.2	12.8	10.7
Non-agency RMBS 80% - 90%	78.9	46.9	7.5	12.1
Non-agency RMBS < 80%	288.9	17.5	14.0	5.5
Agency RMBS	398.0	8.1	11.0	3.8
Other ABS (Non-RMBS)	83.4	2.3	1.2	0.6
Total RMBS and Other ABS	$1,545.7	$313.8	$86.0	$90.7

	Credit Enhancement Percentage
	Amortized Cost		Unrealized Capital Losses
2012	< 20%	> 20%	< 20%	> 20%
RMBS and Other ABS
Non-agency RMBS 10% +	$706.8	$187.1	$53.8	$51.2
Non-agency RMBS 5% - 10%	187.6	2.2	6.8	0.7
Non-agency RMBS 0% - 5%	89.4	12.3	7.6	4.2
Non-agency RMBS 0%	80.5	101.8	5.6	30.2
Agency RMBS	398.0	8.1	11.0	3.8
Other ABS (Non-RMBS)	83.4	2.3	1.2	0.6
Total RMBS and Other ABS	$1,545.7	$313.8	$86.0	$90.7

	Fixed Rate/Floating Rate
	Amortized Cost		Unrealized Capital Losses
2012	< 20%	> 20%	< 20%	> 20%
Fixed Rate	$669.4	$33.3	$14.2	$10.2
Floating Rate	876.3	280.5	71.8	80.5
Total	$1,545.7	$313.8	$86.0	$90.7

	Loan-to-Value Ratio
	Amortized Cost		Unrealized Capital Losses
2011	< 20%	> 20%	< 20%	> 20%
RMBS and Other ABS
Non-agency RMBS > 100%	$728.7	$706.0	$86.5	$237.8
Non-agency RMBS 90% - 100%	258.3	162.2	24.2	60.6
Non-agency RMBS 80% - 90%	120.4	80.8	9.9	23.6
Non-agency RMBS < 80%	492.8	112.8	19.5	36.0
Agency RMBS	450.7	4.8	10.2	2.0
Other ABS (Non-RMBS)	212.7	2.5	0.6	0.6
Total RMBS and Other ABS	$2,263.6	$1,069.1	$150.9	$360.6

	Credit Enhancement Percentage
	Amortized Cost		Unrealized Capital Losses
	< 20%	> 20%	< 20%	> 20%
RMBS and Other ABS
Non-agency RMBS 10% +	$793.4	$761.4	$77.3	$256.4
Non-agency RMBS 5% - 10%	509.8	45.4	35.2	15.0
Non-agency RMBS 0% - 5%	249.2	150.0	21.6	45.8
Non-agency RMBS 0%	47.8	105.0	6.0	40.8
Agency RMBS	450.7	4.8	10.2	2.0
Other ABS (Non-RMBS)	212.7	2.5	0.6	0.6
Total RMBS and Other ABS	$2,263.6	$1,069.1	$150.9	$360.6

	Fixed Rate/Floating Rate
	Amortized Cost		Unrealized Capital Losses
	< 20%	> 20%	< 20%	> 20%
Fixed Rate	$1,108.1	$147.6	$49.5	$50.5
Floating Rate	1,155.5	921.5	101.4	310.1
Total	$2,263.6	$1,069.1	$150.9	$360.6

Risk Exposure to Securities Based on Credit Quality
The following tables summarize the Company’s exposure to CMBS holdings by credit quality using NAIC designations, ARO ratings and vintage year as of the dates indicated:

	% of Total CMBS
	NAIC Designation		ARO Ratings		Vintage
March 31, 2013
	1	98.1%	AAA	37.0%	2008	0.2%
	2	1.5%	AA	16.5%	2007	37.6%
	3	0.3%	A	11.6%	2006	30.7%
	4	0.1%	BBB	18.0%	2005 and prior	31.5%
	5	—%	BB and below	16.9%		100.0%
	6	—%		100.0%
		100.0%
December 31, 2012
	1	98.3%	AAA	38.1%	2008	0.3%
	2	1.4%	AA	17.2%	2007	37.4%
	3	0.2%	A	11.2%	2006	30.2%
	4	0.1%	BBB	17.8%	2005 and prior	32.1%
	5	—%	BB and below	15.7%		100.0%
	6	—%		100.0%
		100.0%
The following tables summarize the Company’s exposure to subprime mortgage-backed securities by credit quality using NAIC designations, ARO ratings and vintage year as of the dates indicated:

	% of Total Subprime Mortgage-backed Securities
	NAIC Designation		ARO Ratings		Vintage
March 31, 2013
	1	60.0%	AAA	0.4%	2007	29.1%
	2	6.5%	AA	1.0%	2006	32.5%
	3	22.9%	A	5.8%	2005 and prior	38.4%
	4	9.5%	BBB	6.0%		100.0%
	5	0.8%	BB and below	86.8%
	6	0.3%		100.0%
		100.0%
December 31, 2012
	1	60.3%	AAA	1.1%	2007	29.1%
	2	11.9%	AA	1.0%	2006	36.8%
	3	16.7%	A	5.4%	2005 and prior	34.1%
	4	8.1%	BBB	6.0%		100.0%
	5	2.8%	BB and below	86.5%
	6	0.2%		100.0%
		100.0%
The following tables summarize the Company’s exposure to Other ABS holdings, excluding subprime exposure, by credit quality using NAIC designations, ARO ratings and vintage year as of the dates indicated:

	% of Total Other ABS
	NAIC Designation		ARO Ratings		Vintage
March 31, 2013
	1	98.3%	AAA	92.2%	2013	1.9%
	2	0.9%	AA	2.0%	2012	22.7%
	3	0.1%	A	4.1%	2011	12.7%
	4	—%	BBB	0.9%	2010	5.7%
	5	—%	BB and below	0.8%	2009	2.1%
	6	0.7%		100.0%	2008	6.0%
		100.0%			2007 and prior	48.9%
						100.0%

December 31, 2012
	1	97.7%	AAA	91.9%	2012	24.6%
	2	1.7%	AA	0.9%	2011	14.9%
	3	0.1%	A	4.9%	2010	5.8%
	4	—%	BBB	1.7%	2009	2.1%
	5	—%	BB and below	0.6%	2008	5.9%
	6	0.5%		100.0%	2007	18.4%
		100.0%			2006 and prior	28.3%
						100.0%
The following tables summarize the Company’s exposure to Alt-A residential mortgage-backed securities by credit quality using NAIC designations, ARO ratings and vintage year as of the dates indicated:

	% of Total Alt-A Mortgage-backed Securities
	NAIC Designation		ARO Ratings		Vintage
March 31, 2013
	1	42.4%	AAA	0.1%	2007	20.8%
	2	11.4%	AA	0.5%	2006	26.0%
	3	23.2%	A	2.0%	2005 and prior	53.2%
	4	18.7%	BBB	3.4%		100.0%
	5	3.6%	BB and below	94.0%
	6	0.7%		100.0%
		100.0%
December 31, 2012
	1	34.1%	AAA	0.2%	2007	20.4%
	2	11.9%	AA	1.2%	2006	25.9%
	3	18.8%	A	1.5%	2005 and prior	53.7%
	4	26.9%	BBB	4.1%		100.0%
	5	7.5%	BB and below	93.0%
	6	0.8%		100.0%
		100.0%

The following tables summarize the Company’s exposure to subprime mortgage-backed securities by credit quality using NAIC designations, ARO ratings and vintage year as of December 31, 2012 and 2011:

	% of Total Subprime Mortgage-backed Securities
	NAIC Designation		ARO Ratings		Vintage
2012
	1	60.3%	AAA	1.1%	2007	29.1%
	2	11.9%	AA	1.0%	2006	36.8%
	3	16.7%	A	5.4%	2005 and prior	34.1%
	4	8.1%	BBB	6.0%		100.0%
	5	2.8%	BB and below	86.5%
	6	0.2%		100.0%
		100.0%
2011
	1	78.1%	AAA	2.9%	2007	26.9%
	2	4.7%	AA	1.2%	2006	41.2%
	3	13.4%	A	4.5%	2005 and prior	31.9%
	4	2.7%	BBB	8.8%		100.0%
	5	0.5%	BB and below	82.6%
	6	0.6%		100.0%
		100.0%
The following tables summarize the Company’s exposure to CMBS holdings by credit quality using NAIC designations, ARO ratings and vintage year as of December 31, 2012 and 2011:

	% of Total CMBS
	NAIC Designation		ARO Ratings		Vintage
2012
	1	98.3%	AAA	38.1%	2008	0.3%
	2	1.4%	AA	17.2%	2007	37.4%
	3	0.2%	A	11.2%	2006	30.2%
	4	0.1%	BBB	17.8%	2005 and prior	32.1%
	5	—%	BB and below	15.7%		100.0%
	6	—%		100.0%
		100.0%
2011
	1	92.7%	AAA	47.3%	2008	0.3%
	2	2.6%	AA	10.1%	2007	33.4%
	3	3.6%	A	16.5%	2006	26.5%
	4	0.7%	BBB	13.5%	2005 and prior	39.8%
	5	—%	BB and below	12.6%		100.0%
	6	0.4%		100.0%
		100.0%
The following tables summarize the Company’s exposure to Alt-A residential mortgage-backed securities by credit quality using NAIC designations, ARO ratings and vintage year as of December 31, 2012 and 2011:

	% of Total Alt-A Mortgage-backed Securities
	NAIC Designation		ARO Ratings		Vintage
2012
	1	34.1%	AAA	0.2%	2007	20.4%
	2	11.9%	AA	1.2%	2006	25.9%
	3	18.8%	A	1.5%	2005 and prior	53.7%
	4	26.9%	BBB	4.1%		100.0%
	5	7.5%	BB and below	93.0%
	6	0.8%		100.0%
		100.0%
2011
	1	38.7%	AAA	1.0%	2007	18.8%
	2	11.0%	AA	2.3%	2006	25.3%
	3	16.4%	A	7.5%	2005 and prior	55.9%
	4	24.0%	BBB	3.9%		100.0%
	5	9.0%	BB and below	85.3%
	6	0.9%		100.0%
		100.0%
The following tables summarize the Company’s exposure to Other ABS holdings, excluding subprime exposure, by credit quality using NAIC designations, ARO ratings and vintage year as of December 31, 2012 and 2011:

	% of Total Other ABS
	NAIC Designation		ARO Ratings		Vintage
2012
	1	97.7%	AAA	91.9%	2012	24.6%
	2	1.7%	AA	0.9%	2011	14.9%
	3	0.1%	A	4.9%	2010	5.8%
	4	—%	BBB	1.7%	2009	2.1%
	5	—%	BB and below	0.6%	2008	5.9%
	6	0.5%		100.0%	2007	18.4%
		100.0%			2006	9.5%
					2005 and prior	18.8%
						100.0%
2011
	1	96.1%	AAA	86.6%	2011	18.0%
	2	2.3%	AA	3.1%	2010	9.6%
	3	—%	A	4.9%	2009	6.4%
	4	0.2%	BBB	3.8%	2008	7.0%
	5	1.4%	BB and below	1.6%	2007	24.8%
	6	—%		100.0%	2006	9.5%
		100.0%			2005 and prior	24.7%
						100.0%

Schedule of Mortgage Loans Real Estate and Valuation Allowance
The following table summarizes the activity in the allowance for losses for all commercial mortgage loans for the periods indicated:

	Three Months Ended	Twelve Months Ended
	March 31, 2013	December 31, 2012
Collective valuation allowance for losses, beginning of period	$3.9	$4.4
Addition to (reduction of) allowance for losses	—	(0.5)
Collective valuation allowance for losses, end of period	$3.9	$3.9
The following table summarizes the Company's investment in mortgage loans as of the dates indicated:

	March 31, 2013	December 31, 2012
Commercial mortgage loans	$8,953.3	$8,666.2
Collective valuation allowance	(3.9)	(3.9)
Total net commercial mortgage loans	$8,949.4	$8,662.3

The following table summarizes the Company's investment in mortgage loans as of December 31, 2012 and 2011:

	2012	2011
Commercial mortgage loans	$8,666.2	$8,695.5
Collective valuation allowance	(3.9)	(4.4)
Total net commercial mortgage loans	$8,662.3	$8,691.1
The following table summarizes the activity in the allowance for losses for all commercial mortgage loans for the years ended December 31, 2012 and 2011:

	2012	2011
Collective valuation allowance for losses, beginning of period	$4.4	$7.0
Addition to (reduction of) allowance for losses	(0.5)	(2.6)
Collective valuation allowance for losses, end of period	$3.9	$4.4

Impaired Financing Receivables
The carrying values and unpaid principal balances of impaired mortgage loans were as follows as of the dates indicated:

	March 31, 2013	December 31, 2012
Impaired loans with allowances for losses	$—	$—
Impaired loans without allowances for losses	16.8	16.8
Subtotal	16.8	16.8
Less: Allowances for losses on impaired loans	—	—
Impaired loans, net	$16.8	$16.8
Unpaid principal balance of impaired loans	$31.9	$31.9

The carrying values and unpaid principal balances of impaired mortgage loans were as follows as of December 31, 2012 and 2011:

	2012	2011
Impaired loans with allowances for losses	$—	$—
Impaired loans without allowances for losses	16.8	48.7
Subtotal	16.8	48.7
Less: Allowances for losses on impaired loans	—	—
Impaired loans, net	$16.8	$48.7
Unpaid principal balance of impaired loans	$31.9	$63.8

Past Due Financing Receivables, Impaired Financing Receivables, Troubled Debt Restructurings on Financing Receivables, and Loans in Foreclosure
The following table presents information on restructured loans, loans 90 days or more past due and loans in foreclosure as of the dates indicated:

	March 31, 2013	December 31, 2012
Troubled debt restructured loans(1)	$—	$—
Loans 90 days or more past due, interest no longer accruing, at amortized cost(1)	—	—
Loans in foreclosure, at amortized cost(1)	9.0	9.0
Unpaid principal balance of loans 90 days or more past due, interest no longer accruing	—	—

The following table presents information on impaired loans, restructured loans, loans 90 days or more past due and loans in foreclosure as of December 31, 2012, 2011 and 2010:

	2012	2011	2010
Impaired loans, average investment during the period	$32.7	$43.7	$72.5
Troubled debt restructured loans(1)	—	15.7	—
Loans 90 days or more past due, interest no longer accruing, at amortized cost	—	16.6	2.7
Loans in foreclosure, at amortized cost	9.0	—	—
Unpaid principal balance of loans 90 days or more past due, interest no longer accruing	—	21.6	4.9
(1) Amounts included in Troubled debt restructured loans, Loans 90 days or more past due and Loans in foreclosure, which were also impaired, are included in the Impaired loans, average investment during the period.

Interest Income Recognized on Impaired and Restructured Loans
The following table presents information on the average investment during the period in impaired loans and interest income recognized on impaired and troubled debt restructured loans for the periods indicated:

	Three Months Ended March 31,
	2013	2012
Impaired loans, average investment during period (book value)	$16.9	$44.6
Interest income recognized on impaired loans, on an accrual basis	0.2	0.4
Interest income recognized on impaired loans, on a cash basis	0.2	0.5
Interest income recognized on troubled debt restructured loans, on an accrual basis	—	0.4

The following tables present information on interest income recognized on impaired and troubled debt restructured loans for the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Interest income recognized on impaired loans, on an accrual basis	$0.7	$1.8	$3.7
Interest income recognized on impaired loans, on a cash basis	0.8	1.8	4.2
Interest income recognized on troubled debt restructured loans, on an accrual basis	0.3	0.3	—

Loans Receivable, Grouped by Loan to Value and Debt Service Coverage Ratio
The following table presents the LTV ratios as of the dates indicated:

	March 31, 2013(1)	December 31, 2012(1)
Loan-to-Value Ratio:
0% - 50%	$1,913.7	$1,987.9
50% - 60%	2,437.7	2,425.2
60% - 70%	4,136.2	3,736.1
70% - 80%	431.3	481.7
80% and above	34.4	35.3
Total Commercial mortgage loans	$8,953.3	$8,666.2
(1) Balances do not include allowance for mortgage loan credit losses.

The following table presents the DSC ratios as of the dates indicated:

	March 31, 2013(1)	December 31, 2012(1)
Debt Service Coverage Ratio:
Greater than 1.5x	$6,114.6	$5,953.7
1.25x - 1.5x	1,454.0	1,336.3
1.0x - 1.25x	1,016.8	992.7
Less than 1.0x	359.0	374.6
Commercial mortgage loans secured by land or construction loans	8.9	8.9
Total Commercial mortgage loans	$8,953.3	$8,666.2
(1) Balances do not include allowance for mortgage loan credit losses.

Loan-to-value ("LTV") and debt service coverage ("DSC") ratios are measures commonly used to assess the risk and quality of mortgage loans. The LTV ratio, calculated at time of origination, is expressed as a percentage of the amount of the loan relative to the value of the underlying property. A LTV ratio in excess of 100% indicates the unpaid loan amount exceeds the underlying collateral. The DSC ratio, based upon the most recently received financial statements, is expressed as a percentage of the amount of a property’s net income to its debt service payments. A DSC ratio of less than 1.0 indicates that property’s operations do not generate sufficient income to cover debt payments. These ratios are utilized as part of the review process described above.

The following table presents the LTV ratios as of December 31, 2012 and 2011:

	2012(1)	2011(1)
Loan-to-Value Ratio:
0% - 50%	$1,987.9	$2,535.2
50% - 60%	2,425.2	2,479.4
60% - 70%	3,736.1	2,991.9
70% - 80%	481.7	621.2
80% and above	35.3	67.8
Total Commercial mortgage loans	$8,666.2	$8,695.5
(1) Balances do not include allowance for mortgage loan credit losses.

The following table presents the DSC ratios as of December 31, 2012 and 2011:

	2012(1)	2011(1)
Debt Service Coverage Ratio:
Greater than 1.5x	$5,953.7	$5,710.3
1.25x - 1.5x	1,336.3	1,547.2
1.0x - 1.25x	992.7	1,082.2
Less than 1.0x	374.6	339.1
Commercial mortgage loans secured by land or construction loans	8.9	16.7
Total Commercial mortgage loans	$8,666.2	$8,695.5
(1) Balances do not include allowance for mortgage loan credit losses.

Mortgage Loans by Geographic Location of Collateral
Properties collateralizing mortgage loans are geographically dispersed throughout the United States, as well as diversified by property type, as reflected in the following tables as of the dates indicated:

	March 31, 2013(1)		December 31, 2012(1)
	Gross Carrying Value	% of Total	Gross Carrying Value	% of Total
Commercial Mortgage Loans by U.S. Region:
Pacific	$2,025.5	22.7%	$1,973.9	22.8%
South Atlantic	1,725.9	19.3%	1,687.6	19.4%
Middle Atlantic	1,000.5	11.2%	1,059.5	12.2%
East North Central	1,020.1	11.4%	962.8	11.1%
West South Central	1,301.6	14.5%	1,176.3	13.6%
Mountain	800.9	8.9%	718.2	8.3%
West North Central	535.0	6.0%	537.5	6.2%
New England	334.8	3.7%	334.6	3.9%
East South Central	209.0	2.3%	215.8	2.5%
Total Commercial mortgage loans	$8,953.3	100.0%	$8,666.2	100.0%
(1) Balances do not include allowance for mortgage loan credit losses.

Properties collateralizing mortgage loans are geographically dispersed throughout the United States, as well as diversified by property type, as reflected in the following tables as of December 31, 2012 and 2011:

	2012(1)		2011(1)
	Gross Carrying Value	% of Total	Gross Carrying Value	% of Total
Commercial Mortgage Loans by U.S. Region:
Pacific	$1,973.9	22.8%	$2,140.2	24.6%
South Atlantic	1,687.6	19.4%	1,555.4	17.9%
Middle Atlantic	1,059.5	12.2%	1,124.0	12.9%
East North Central	962.8	11.1%	1,010.4	11.6%
West South Central	1,176.3	13.6%	1,100.3	12.7%
Mountain	718.2	8.3%	776.9	8.9%
West North Central	537.5	6.2%	415.4	4.8%
New England	334.6	3.9%	320.0	3.7%
East South Central	215.8	2.5%	252.9	2.9%
Total Commercial mortgage loans	$8,666.2	100.0%	$8,695.5	100.0%
(1) Balances do not include allowance for mortgage loan credit losses.

Mortgage Loans by Property Type of Collateral

	March 31, 2013(1)		December 31, 2012(1)
	Gross Carrying Value	% of Total	Gross Carrying Value	% of Total
Commercial Mortgage Loans by Property Type:
Industrial	$3,385.2	37.7%	$3,361.5	38.8%
Retail	2,609.9	29.2%	2,350.2	27.1%
Office	1,243.3	13.9%	1,284.7	14.8%
Apartments	935.8	10.5%	952.1	11.0%
Hotel/Motel	324.1	3.6%	280.6	3.2%
Mixed Use	101.1	1.1%	74.0	0.9%
Other	353.9	4.0%	363.1	4.2%
Total Commercial mortgage loans	$8,953.3	100.0%	$8,666.2	100.0%
(1) Balances do not include allowance for mortgage loan credit losses.

	2012(1)		2011(1)
	Gross Carrying Value	% of Total	Gross Carrying Value	% of Total
Commercial Mortgage Loans by Property Type:
Industrial	$3,361.5	38.8%	$3,457.0	39.8%
Retail	2,350.2	27.1%	2,104.2	24.2%
Office	1,284.7	14.8%	1,384.5	15.9%
Apartments	952.1	11.0%	972.8	11.2%
Hotel/Motel	280.6	3.2%	468.4	5.4%
Mixed Use	74.0	0.9%	28.6	0.3%
Other	363.1	4.2%	280.0	3.2%
Total Commercial mortgage loans	$8,666.2	100.0%	$8,695.5	100.0%
(1) Balances do not include allowance for mortgage loan credit losses.

Mortgage Loans by Year of Origination
The following table sets forth the breakdown of mortgages by year of origination as of the dates indicated:

	March 31, 2013(1)	December 31, 2012(1)
Year of Origination:
2013	$580.8	$—
2012	1,797.0	1,821.0
2011	1,915.5	1,940.8
2010	418.7	429.9
2009	174.5	175.1
2008	670.8	725.1
2007 and prior	3,396.0	3,574.3
Total Commercial mortgage loans	$8,953.3	$8,666.2
(1) Balances do not include allowance for mortgage loan credit losses.

The following table sets forth the breakdown of mortgages by year of origination as of December 31, 2012 and 2011:

	2012(1)	2011(1)
Year of Origination:
2012	$1,821.0	$—
2011	1,940.8	1,998.0
2010	429.9	598.5
2009	175.1	226.3
2008	725.1	1,026.8
2007	689.2	1,141.6
2006 and prior	2,885.1	3,704.3
Total Commercial mortgage loans	$8,666.2	$8,695.5
(1) Balances do not include allowance for mortgage loan credit losses.

Other than Temporary Impairment, Credit Losses Recognized in Earnings
The following tables identify the Company's credit-related and intent-related impairments included in the Condensed Consolidated Statements of Operations, excluding impairments included in Other comprehensive income (loss) by type for the periods indicated:

	Three Months Ended March 31,
	2013		2012
	Impairment	No. of Securities	Impairment	No. of Securities
U.S. corporate	$—	—	$0.4	1
Foreign(1)	—	—	0.8	2
Residential mortgage-backed	3.6	74	3.3	62
Commercial mortgage-backed	0.1	2	1.7	1
Other asset-backed (2)	7.3	2	0.7	3
Total	$11.0	78	$6.9	69
(1) Primarily U.S. dollar denominated.
(2) Includes loss on real estate owned that is classified as Other assets on the Condensed Consolidated Balance Sheets.

The following tables identify the Company's credit-related and intent-related impairments included in the Consolidated Statements of Operations, excluding impairments included in Other comprehensive income (loss) by type for the years ended December 31, 2012, 2011 and 2010:

	2012		2011		2010
	Impairment	No. of Securities	Impairment	No. of Securities	Impairment	No. of Securities
U.S. Treasuries	$—	—	$—	—	$1.8	1
U.S. corporate	14.3	4	55.2	41	30.7	32
Foreign(1)	2.2	5	71.3	61	121.5	31
Residential mortgage-backed	25.2	106	37.7	134	73.4	128
Commercial mortgage-backed	1.7	1	133.7	26	59.5	15
Other asset-backed	2.6	7	195.5	122	589.9	107
Equity	—	—	—	—	0.5	4
Mortgage loans on real estate	7.7	2	9.3	7	13.5	11
Other assets(2)	1.4	1	—	—	—	—
Total	$55.1	126	$502.7	391	$890.8	329
(1) Primarily U.S. dollar denominated.
(2) Includes loss on real estate owned that is classified as Other assets on the Consolidated Balance Sheets.

Net Investment Income
The following table summarizes Net investment income for the periods indicated:

	Three Months Ended March 31,
	2013	2012
Fixed maturities	$1,012.6	$1,084.1
Equity securities, available-for-sale	2.6	3.2
Mortgage loans on real estate	118.2	123.7
Policy loans	29.9	30.7
Short-term investments and cash equivalents	0.9	0.8
Other	35.9	35.7
Gross investment income	1,200.1	1,278.2
Less: Investment expenses	1.4	0.8
Net investment income	$1,198.7	$1,277.4

The following table summarizes Net investment income for the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Fixed maturities	$4,184.0	$4,402.1	$4,374.3
Equity securities, available-for-sale	17.7	27.3	30.1
Mortgage loans on real estate	500.0	500.0	496.7
Policy loans	121.5	125.6	135.5
Short-term investments and cash equivalents	5.4	6.7	(3.5)
Other	(123.3)	(80.8)	(25.4)
Gross investment income	4,705.3	4,980.9	5,007.7
Less: Investment expenses	7.4	12.1	20.7
Net investment income	$4,697.9	$4,968.8	$4,987.0

Realized Gain (Loss) on Investments
Net realized capital gains (losses) were as follows for the periods indicated:

	Three Months Ended March 31,
	2013	2012
Fixed maturities, available-for-sale, including securities pledged	$9.4	$128.3
Fixed maturities, at fair value option	(107.6)	(125.1)
Equity securities, available-for-sale	0.2	2.6
Derivatives	(1,099.7)	(1,668.4)
Embedded derivative - fixed maturities	(23.3)	(16.2)
Embedded derivative - product guarantees	346.3	430.1
Other investments	(0.1)	(1.2)
Net realized capital gains (losses)	$(874.8)	$(1,249.9)
After-tax net realized capital gains (losses)	$(568.7)	$(874.4)

Net realized capital gains (losses) were as follows for the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Fixed maturities, available-for-sale, including securities pledged	$391.7	$56.4	$(340.4)
Fixed maturities, at fair value option	(278.8)	(92.0)	(63.6)
Equity securities, available-for-sale	4.2	18.6	9.6
Derivatives	(1,712.4)	418.6	(1,243.5)
Embedded derivative - fixed maturities	(15.7)	16.1	48.3
Embedded derivative - product guarantees	337.3	(1,945.1)	(72.7)
Other investments	(7.1)	(4.0)	(15.7)
Net realized capital gains (losses)	$(1,280.8)	$(1,531.4)	$(1,678.0)
After-tax net realized capital gains (losses)	$(715.8)	$(1,017.4)	$(1,184.7)

Gain (Loss) on Investments
Proceeds from the sale of fixed maturities and equity securities, available-for-sale and the related gross realized gains and losses, before tax, were as follows for the periods indicated:

	Three Months Ended March 31,
	2013	2012
Proceeds on sales	$3,212.7	$4,252.7
Gross gains	42.0	142.0
Gross losses	14.4	10.1

Proceeds from the sale of fixed maturities and equity securities, available-for-sale and the related gross realized gains and losses, before tax, were as follows for the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Proceeds on sales	$11,185.9	$12,850.7	$15,637.1
Gross gains	484.2	648.5	644.2
Gross losses	(44.8)	(181.9)	(101.3)

Intent related impairment
Available-for-sale Securities, Including Securities Pledged [Line Items]
Other than Temporary Impairment, Credit Losses Recognized in Earnings
The following tables summarize these intent impairments, which are also recognized in earnings, by type for the periods indicated:

	Three Months Ended March 31,
	2013		2012
	Impairment	No. of Securities	Impairment	No. of Securities
U.S. corporate	$—	—	$0.4	1
Foreign(1)	—	—	0.8	2
Commercial mortgage-backed	0.1	2	1.7	1
Other asset-backed	7.3	2	0.2	1
Total	$7.4	4	$3.1	5
(1) Primarily U.S. dollar denominated.

The following tables summarize these intent impairments, which are also recognized in earnings, by type for the years ended December 31, 2012, 2011 and 2010:

	2012		2011		2010
	Impairment	No. of Securities	Impairment	No. of Securities	Impairment	No. of Securities
U.S. Treasuries	$—	—	$—	—	$1.8	1
U.S. corporate	1.1	2	55.2	40	28.2	31
Foreign(1)	1.5	4	59.0	56	75.0	26
Residential mortgage-backed	3.3	10	7.9	27	20.6	23
Commercial mortgage-backed	1.7	1	124.3	26	31.7	9
Other asset-backed	0.2	1	183.8	118	393.8	64
Total	$7.8	18	$430.2	267	$551.1	154
(1) Primarily U.S. dollar denominated.

Credit related impairment
Available-for-sale Securities, Including Securities Pledged [Line Items]
Other than Temporary Impairment, Credit Losses Recognized in Earnings
The following tables identify the amount of credit impairments on fixed maturities for which a portion of the OTTI loss was recognized in Other comprehensive income (loss) and the corresponding changes in such amounts for the periods indicated:

	Three Months Ended March 31,
	2013	2012
Balance at January 1	$114.7	$133.9
Additional credit impairments:
On securities not previously impaired	0.2	0.1
On securities previously impaired	3.0	3.3
Reductions:
Securities sold, matured, prepaid or paid down	(5.5)	(6.8)
Balance at March 31	$112.4	$130.5

The following tables identify the amount of credit impairments on fixed maturities for which a portion of the OTTI loss was recognized in Other comprehensive income (loss) and the corresponding changes in such amounts for the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Balance at January 1	$133.9	$304.6	$287.8
Additional credit impairments:
On securities not previously impaired	9.5	10.3	115.4
On securities previously impaired	17.1	17.0	22.3
Reductions:
Securities intent impaired	—	(38.2)	(72.5)
Securities sold, matured, prepaid or paid down	(45.8)	(159.8)	(48.4)
Balance at December 31	$114.7	$133.9	$304.6

Duration
Available-for-sale Securities, Including Securities Pledged [Line Items]
Schedule of Unrealized Loss on Investments
Unrealized capital losses (including noncredit impairments) in fixed maturities, including securities pledged, for instances in which fair value declined below amortized cost by greater than or less than 20% for consecutive months as indicated in the tables below, were as follows as of the dates indicated:

	Amortized Cost		Unrealized Capital Losses		Number of Securities
	< 20%	> 20%	< 20%	> 20%	< 20%	> 20%
March 31, 2013
Six months or less below amortized cost	$5,279.7	$16.2	$126.0	$3.9	474	16
More than six months and twelve months or less below amortized cost	594.0	41.3	37.4	11.3	119	9
More than twelve months below amortized cost	672.5	218.1	28.5	61.7	218	54
Total	$6,546.2	$275.6	$191.9	$76.9	811	79

December 31, 2012
Six months or less below amortized cost	$3,154.6	$42.1	$95.2	$11.4	308	21
More than six months and twelve months or less below amortized cost	363.3	30.2	19.5	10.3	83	9
More than twelve months below amortized cost	940.1	394.1	35.9	120.4	221	95
Total	$4,458.0	$466.4	$150.6	$142.1	612	125

Unrealized capital losses (including noncredit impairments) in fixed maturities, including securities pledged, for instances in which fair value declined below amortized cost by greater than or less than 20% were as follows as of December 31, 2012 and 2011:

	Amortized Cost		Unrealized Capital Losses		Number of Securities
	< 20%	> 20%	< 20%	> 20%	< 20%	> 20%
2012
Six months or less below amortized cost	$3,154.6	$42.1	$95.2	$11.4	308	21
More than six months and twelve months or less below amortized cost	363.3	30.2	19.5	10.3	83	9
More than twelve months below amortized cost	940.1	394.1	35.9	120.4	221	95
Total	$4,458.0	$466.4	$150.6	$142.1	612	125

2011
Six months or less below amortized cost	$4,560.5	$616.9	$184.5	$166.1	474	105
More than six months and twelve months or less below amortized cost	1,805.8	197.9	103.8	61.0	114	46
More than twelve months below amortized cost	1,935.4	626.6	159.1	243.0	269	145
Total	$8,301.7	$1,441.4	$447.4	$470.1	857	296

Market Sector (Type of Security)
Available-for-sale Securities, Including Securities Pledged [Line Items]
Schedule of Unrealized Loss on Investments
Unrealized capital losses (including noncredit impairments) in fixed maturities, including securities pledged, by market sector for instances in which fair value declined below amortized cost by greater than or less than 20% were as follows as of the dates indicated:

	Amortized Cost		Unrealized Capital Losses		Number of Securities
	< 20%	> 20%	< 20%	> 20%	< 20%	> 20%
March 31, 2013
U.S. Treasuries	$76.6	$—	$4.0	$—	2	—
U.S. corporate, state and municipalities	3,527.0	29.8	82.6	10.7	218	1
Foreign	1,182.5	75.2	29.8	20.6	95	7
Residential mortgage-backed	1,195.5	92.3	37.4	26.5	393	54
Commercial mortgage-backed	53.1	2.0	3.7	0.3	10	1
Other asset-backed	511.5	76.3	34.4	18.8	93	16
Total	$6,546.2	$275.6	$191.9	$76.9	811	79

December 31, 2012
U.S. Treasuries	$453.0	$—	$1.8	$—	3	—
U.S. corporate, state and municipalities	1,688.5	41.4	33.1	15.7	109	3
Foreign	684.9	109.3	24.1	35.2	50	14
Residential mortgage-backed	938.3	144.8	42.5	44.2	343	77
Commercial mortgage-backed	85.9	1.9	5.6	0.5	19	1
Other asset-backed	607.4	169.0	43.5	46.5	88	30
Total	$4,458.0	$466.4	$150.6	$142.1	612	125

Unrealized capital losses (including noncredit impairments) in fixed maturities, including securities pledged, by market sector for instances in which fair value declined below amortized cost by greater than or less than 20% for consecutive months as indicated in the tables below, were as follows as of December 31, 2012 and 2011:

	Amortized Cost		Unrealized Capital Losses		Number of Securities
	< 20%	> 20%	< 20%	> 20%	< 20%	> 20%
2012
U.S. Treasuries	$453.0	$—	$1.8	$—	3	—
U.S. corporate, state and municipalities	1,688.5	41.4	33.1	15.7	109	3
Foreign	684.9	109.3	24.1	35.2	50	14
Residential mortgage-backed	938.3	144.8	42.5	44.2	343	77
Commercial mortgage-backed	85.9	1.9	5.6	0.5	19	1
Other asset-backed	607.4	169.0	43.5	46.5	88	30
Total	$4,458.0	$466.4	$150.6	$142.1	612	125

2011
U.S. Treasuries	$—	$—	$—	$—	—	—
U.S. corporate, state and municipalities	2,402.2	88.7	85.5	25.9	185	7
Foreign	1,912.4	146.6	96.8	48.6	153	16
Residential mortgage-backed	1,475.5	445.3	87.2	153.6	323	178
Commercial mortgage-backed	1,723.5	137.0	114.2	35.0	48	7
Other asset-backed	788.1	623.8	63.7	207.0	148	88
Total	$8,301.7	$1,441.4	$447.4	$470.1	857	296

Derivative Financial Instruments (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Schedule of Notional Amounts of Outstanding Derivative Positions
he notional amounts and fair values of derivatives were as follows as of the dates indicated:

	March 31, 2013			December 31, 2012
	Notional Amount	Asset Fair Value	Liability Fair Value	Notional Amount	Asset Fair Value	Liability Fair Value
Derivatives: Qualifying for hedge accounting(1)
Cash flow hedges:
Interest rate contracts	$937.5	$188.0	$—	$1,000.0	$215.4	$—
Fair value hedges:
Interest rate contracts	1,282.9	—	187.0	291.1	—	16.4
Derivatives: Non-qualifying for hedge accounting(1)
Interest rate contracts(2)	70,679.3	1,700.6	1,314.3	69,719.2	1,981.1	1,545.0
Foreign exchange contracts	1,811.9	16.1	84.8	1,985.8	11.3	95.0
Equity contracts	13,935.1	127.2	53.5	14,890.4	103.4	235.1
Credit contracts	3,086.0	45.1	31.0	3,106.0	63.3	52.7
Managed custody guarantees	N/A	—	—	N/A	—	—
Embedded derivatives:
Within fixed maturity investments	N/A	204.1	—	N/A	227.4	—
Within annuity products	N/A	—	3,268.3	N/A	—	3,571.7
Within reinsurance agreements	N/A	—	154.8	N/A	—	169.5
Total		$2,281.1	$5,093.7		$2,601.9	$5,685.4
(1) Open derivative contracts are reported as Derivatives assets or liabilities on the Condensed Consolidated Balance Sheets at fair value.
(2) As of March 31, 2013, includes a notional amount, asset fair value and liability fair value for interest rate caps of $6.5 billion, $52.9 and $10.5, respectively. As of December 31, 2012, includes a notional amount, asset fair value and liability fair value for interest rate caps of $4.5 billion, $17.7 and $0.6, respectively.
N/A - Not Applicable

The notional amounts and fair values of derivatives were as follows as of December 31, 2012 and 2011:

	2012			2011
	Notional Amount	Asset Fair Value	Liability Fair Value	Notional Amount	Asset Fair Value	Liability Fair Value
Derivatives: Qualifying for hedge accounting
Cash flow hedges:
Interest rate contracts	$1,000.0	$215.4	$—	$1,000.0	$174.0	$—
Fair value hedges:
Interest rate contracts	291.1	—	16.4	358.2	—	13.1
Derivatives: Non-qualifying for hedge accounting
Interest rate contracts(1)	69,719.2	1,981.1	1,545.0	63,993.8	2,227.6	1,548.7
Foreign exchange contracts	1,985.8	11.3	95.0	1,880.6	12.2	134.4
Equity contracts	14,890.4	103.4	235.1	15,797.4	69.1	28.3
Credit contracts	3,106.0	63.3	52.7	3,368.8	178.0	231.3
Managed custody guarantees	N/A	—	—	N/A	—	1.0
Embedded derivatives:
Within fixed maturity investments	N/A	227.4	—	N/A	243.1	—
Within annuity products	N/A	—	3,571.7	N/A	—	3,797.1
Within reinsurance agreements	N/A	—	169.5	N/A	—	137.2
Total		$2,601.9	$5,685.4		$2,904.0	$5,891.1
(1) As of December 31, 2012, includes a notional amount, asset fair value and liability fair value for interest rate caps of $4.5 billion, $17.7 and $0.6, respectively. As of December 31, 2011, includes a notional amount, asset fair value and liability fair value for interest rate caps of $8.8 billion, $40.0 and $3.5, respectively.
N/A - Not Applicable

Offsetting Assets and Liabilities
he notional amounts and fair values of derivatives eligible for offset were as follows as of the dates indicated:

	March 31, 2013
	Notional Amount	Assets Fair Value	Liability Fair Value
Credit contracts	$3,086.0	$45.1	$31.0
Equity contracts	3,927.1	124.8	23.0
Foreign exchange contracts	1,811.9	16.1	84.8
Interest rate contracts	72,899.7	1,888.6	1,501.3
		$2,074.6	$1,640.1

Counterparty netting(1)		$(1,088.4)	$(1,088.4)
Cash collateral netting(2)		(579.9)	(62.3)
Securities collateral netting(2)		(163.2)	(383.8)
Net receivables/payables		$243.1	$105.6
(1) Represents the netting of receivable balances with payable balances for the same counterparty under enforceable netting agreements.
(2) Represents the netting of collateral received and posted on a counterparty basis under credit support agreements.

	December 31, 2012
	Notional Amount	Assets Fair Value	Liability Fair Value
Credit contracts	$3,106.0	$63.3	$52.7
Equity contracts	3,967.0	79.1	19.1
Foreign exchange contracts	1,985.8	11.3	95.0
Interest rate contracts	71,010.3	2,196.5	1,561.4
		$2,350.2	$1,728.2

Counterparty netting(1)		$(1,126.9)	$(1,126.9)
Cash collateral netting(2)		(943.4)	(85.7)
Securities collateral netting(2)		(68.6)	(395.6)
Net receivables/payables		$211.3	$120.0
(1) Represents the netting of receivable balances with payable balances for the same counterparty under enforceable netting agreements.
(2) Represents the netting of collateral received and posted on a counterparty basis under credit support agreements.

Schedule of Derivative Instruments, Gain (Loss) in Statement of Financial Performance
Net realized gains (losses) on derivatives were as follows for the periods indicated:

	Three Months Ended March 31,
	2013	2012
Derivatives: Qualifying for hedge accounting(1)
Cash flow hedges:
Interest rate contracts	$0.1	$—
Fair value hedges:
Interest rate contracts	1.3	(1.4)
Derivatives: Non-qualifying for hedge accounting(2)
Interest rate contracts	(256.0)	(445.5)
Foreign exchange contracts	87.1	(12.3)
Equity contracts	(939.1)	(1,228.8)
Credit contracts	6.9	19.6
Managed custody guarantees	—	1.0
Embedded derivatives:
Within fixed maturity investments(2)	(23.3)	(16.2)
Within annuity products(2)	346.3	429.1
Within reinsurance agreements(3)	14.7	1.0
Total	$(762.0)	$(1,253.5)
(1) Changes in value for effective fair value hedges are recorded in Other net realized capital gains (losses). Changes in fair value upon disposal for effective cash flow hedges are amortized through Net investment income and the ineffective portion is recorded in Other net realized capital gains (losses) in the Condensed Consolidated Statements of Operations. For the three months ended March 31, 2013 and 2012, ineffective amounts were immaterial.
(2) Changes in value are included in Other net realized capital gains (losses) in the Condensed Consolidated Statements of Operations.
(3) Changes in value are included in Policyholder benefits in the Condensed Consolidated Statements of Operations.

Net realized gains (losses) on derivatives were as follows for the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Derivatives: Qualifying for hedge accounting(1)
Cash flow hedges:
Interest rate contracts	$—	$—	$(0.3)
Fair value hedges:
Interest rate contracts	(10.0)	(57.2)	(4.8)
Derivatives: Non-qualifying for hedge accounting(2)
Interest rate contracts	51.5	1,041.8	(443.9)
Foreign exchange contracts	10.9	(2.4)	33.2
Equity contracts	(1,801.9)	(559.0)	(867.1)
Credit contracts	37.1	(4.6)	39.4
Managed custody guarantees	1.1	1.1	4.1
Embedded derivatives:
Within fixed maturity investments(2)	(15.7)	16.1	48.3
Within annuity products(2)	336.2	(1,946.2)	(76.7)
Within reinsurance agreements(3)	(32.2)	(68.1)	(42.6)
Total	$(1,423.0)	$(1,578.5)	$(1,310.4)

Fair Value Measurements (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Fair Value, Assets and Liabilities Measured on Recurring Basis [Abstract]
Schedule of Fair Value, Assets and Liabilities Measured on Recurring Basis
The following table presents the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis as of March 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Fixed maturities, including securities pledged:
U.S. Treasuries	$5,039.3	$718.2	$—	$5,757.5
U.S. government agencies and authorities	—	709.5	—	709.5
U.S. corporate, state and municipalities	—	37,520.9	556.8	38,077.7
Foreign(1)	—	16,002.7	107.3	16,110.0
Residential mortgage-backed securities	—	7,264.6	88.3	7,352.9
Commercial mortgage-backed securities	—	4,813.2	—	4,813.2
Other asset-backed securities	—	2,151.7	100.9	2,252.6
Total fixed maturities, including securities pledged	5,039.3	69,180.8	853.3	75,073.4
Equity securities, available-for-sale	217.4	5.5	59.4	282.3
Derivatives:
Interest rate contracts	5.5	1,883.1	—	1,888.6
Foreign exchange contracts	—	16.1	—	16.1
Equity contracts	2.4	59.3	65.5	127.2
Credit contracts	—	14.1	31.0	45.1
Cash and cash equivalents, short-term investments and short-term investments under securities loan agreements	6,602.0	41.3	—	6,643.3
Assets held in separate accounts	97,454.5	5,641.6	2.2	103,098.3
Total assets	$109,321.1	$76,841.8	$1,011.4	$187,174.3
Percentage of Level to total	58.4%	41.1%	0.5%	100.0%
Liabilities:
Derivatives:
Annuity product guarantees:
FIA	$—	$—	$1,561.7	$1,561.7
GMAB/GMWB/GMWBL(2)	—	—	1,628.6	1,628.6
Stabilizer and MCGs	—	—	78.0	78.0
Other derivatives:
Interest rate contracts	—	1,501.3	—	1,501.3
Foreign exchange contracts	—	84.8	—	84.8
Equity contracts	30.5	23.0	—	53.5
Credit contracts	—	—	31.0	31.0
Embedded derivative on reinsurance	—	154.8	—	154.8
Total liabilities	$30.5	$1,763.9	$3,299.3	$5,093.7
(1) Primarily U.S. dollar denominated.
(2) Guaranteed minimum accumulation benefits ("GMAB"), Guaranteed minimum withdrawal benefits ("GMWB") and Guaranteed minimum withdrawal benefits with life payouts ("GMWBL").

The following table presents the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Fixed maturities, including securities pledged:
U.S. Treasuries	$5,220.5	$663.2	$—	$5,883.7
U.S. government agencies and authorities	—	724.2	—	724.2
U.S. corporate, state and municipalities	—	36,992.5	524.2	37,516.7
Foreign(1)	—	15,880.3	104.2	15,984.5
Residential mortgage-backed securities	—	7,592.9	74.1	7,667.0
Commercial mortgage-backed securities	—	4,946.4	—	4,946.4
Other asset-backed securities	—	2,449.4	115.2	2,564.6
Total fixed maturities, including securities pledged	5,220.5	69,248.9	817.7	75,287.1
Equity securities, available-for-sale	264.2	20.1	55.8	340.1
Derivatives:
Interest rate contracts	—	2,196.5	—	2,196.5
Foreign exchange contracts	—	11.3	—	11.3
Equity contracts	24.3	55.9	23.2	103.4
Credit contracts	—	10.9	52.4	63.3
Cash and cash equivalents, short-term investments and short-term investments under securities loan agreements	8,365.4	76.6	—	8,442.0
Assets held in separate accounts	91,928.5	5,722.6	16.3	97,667.4
Total assets	$105,802.9	$77,342.8	$965.4	$184,111.1
Percentage of Level to total	57.5%	42.0%	0.5%	100.0%
Liabilities:
Derivatives:
Annuity product guarantees:
FIA	$—	$—	$1,434.3	$1,434.3
GMAB/GMWB/GMWBL	—	—	2,035.4	2,035.4
Stabilizer and MCGs	—	—	102.0	102.0
Other derivatives:
Interest rate contracts	1.6	1,559.8	—	1,561.4
Foreign exchange contracts	—	95.0	—	95.0
Equity contracts	216.0	19.1	—	235.1
Credit contracts	—	—	52.7	52.7
Embedded derivative on reinsurance	—	169.5	—	169.5
Total liabilities	$217.6	$1,843.4	$3,624.4	$5,685.4
(1) Primarily U.S. dollar denominated.

The following table presents the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2012:

	2012
	Level 1	Level 2	Level 3	Total
Assets:
Fixed maturities, including securities pledged:
U.S. Treasuries	$5,220.5	$663.2	$—	$5,883.7
U.S. government agencies and authorities	—	724.2	—	724.2
U.S. corporate, state and municipalities	—	36,992.5	524.2	37,516.7
Foreign(1)	—	15,880.3	104.2	15,984.5
Residential mortgage-backed securities	—	7,592.9	74.1	7,667.0
Commercial mortgage-backed securities	—	4,946.4	—	4,946.4
Other asset-backed securities	—	2,449.4	115.2	2,564.6
Total fixed maturities, including securities pledged	5,220.5	69,248.9	817.7	75,287.1
Equity securities, available-for-sale	264.2	20.1	55.8	340.1
Derivatives:
Interest rate contracts	—	2,196.5	—	2,196.5
Foreign exchange contracts	—	11.3	—	11.3
Equity contracts	24.3	55.9	23.2	103.4
Credit contracts	—	10.9	52.4	63.3
Cash and cash equivalents, short-term investments and short-term investments under securities loan agreements	8,365.4	76.6	—	8,442.0
Assets held in separate accounts	91,928.5	5,722.6	16.3	97,667.4
Total assets	$105,802.9	$77,342.8	$965.4	$184,111.1
Percentage of Level to total	57.5%	42.0%	0.5%	100.0%
Liabilities:
Derivatives:
Annuity product guarantees:
FIA	$—	$—	$1,434.3	$1,434.3
GMAB/GMWB/GMWBL(2)	—	—	2,035.4	2,035.4
Stabilizer and MCGs	—	—	102.0	102.0
Other derivatives:
Interest rate contracts	1.6	1,559.8	—	1,561.4
Foreign exchange contracts	—	95.0	—	95.0
Equity contracts	216.0	19.1	—	235.1
Credit contracts	—	—	52.7	52.7
Embedded derivative on reinsurance	—	169.5	—	169.5
Total liabilities	$217.6	$1,843.4	$3,624.4	$5,685.4
(1) Primarily U.S. dollar denominated.
(2) Guaranteed minimum accumulation benefits ("GMAB"), Guaranteed minimum withdrawal benefits ("GMWB") and Guaranteed minimum withdrawal benefits with life payouts ("GMWBL").

The following table presents the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2011:

	2011
	Level 1	Level 2	Level 3	Total
Assets:
Fixed maturities, including securities pledged:
U.S. Treasuries	$5,342.1	$630.4	$—	$5,972.5
U.S. government agencies and authorities	—	727.8	—	727.8
U.S. corporate, state and municipalities	—	33,346.4	520.6	33,867.0
Foreign(1)	—	14,906.8	160.6	15,067.4
Residential mortgage-backed securities	—	8,861.5	186.6	9,048.1
Commercial mortgage-backed securities	—	5,485.4	—	5,485.4
Other asset-backed securities	—	2,396.7	104.5	2,501.2
Total fixed maturities, including securities pledged	5,342.1	66,355.0	972.3	72,669.4
Equity securities, available-for-sale	274.6	11.6	67.6	353.8
Derivatives:
Interest rate contracts	18.1	2,383.5	—	2,401.6
Foreign exchange contracts	—	12.2	—	12.2
Equity contracts	26.8	—	42.3	69.1
Credit contracts	—	6.0	172.0	178.0
Cash and cash equivalents, short-term investments and short-term investments under securities loan agreements	5,125.4	161.2	—	5,286.6
Assets held in separate accounts	83,976.1	4,722.3	16.1	88,714.5
Total assets	$94,763.1	$73,651.8	$1,270.3	$169,685.2
Percentage of Level to total	55.9%	43.4%	0.7%	100.0%
Liabilities:
Derivatives:
Annuity product guarantees:
FIA	$—	$—	$1,304.9	$1,304.9
GMAB/GMWB/GMWBL(2)	—	—	2,272.2	2,272.2
Stabilizer and MCGs	—	—	221.0	221.0
Other derivatives:
Interest rate contracts	—	1,561.8	—	1,561.8
Foreign exchange contracts	—	134.4	—	134.4
Equity contracts	3.3	—	25.0	28.3
Credit contracts	—	17.2	214.1	231.3
Embedded derivative on reinsurance	—	137.2	—	137.2
Total liabilities	$3.3	$1,850.6	$4,037.2	$5,891.1
(1) Primarily U.S. dollar denominated.
(2) Guaranteed minimum accumulation benefits ("GMAB"), Guaranteed minimum withdrawal benefits ("GMWB") and Guaranteed minimum withdrawal benefits with life payouts ("GMWBL").

Fair Value, Assets and Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation
The following table summarizes the change in fair value of the Company’s Level 3 assets and liabilities and transfers in and out of Level 3 for the three months ended March 31, 2013:

	Fair Value as of January 1	Total Realized/Unrealized Gains (Losses) Included in:		Purchases	Issuances	Sales	Settlements	Transfers in to Level 3(2)	Transfers out of Level 3(2)	Fair Value as of March 31	Change In Unrealized Gains (Losses) Included in Earnings(3)
		Net Income	OCI
Fixed maturities, including securities pledged:
U.S. corporate, state and municipalities	$524.2	$(0.1)	$2.2	$50.1	$—	$—	$(13.5)	$58.5	$(64.6)	$556.8	$(0.1)
Foreign	104.2	—	4.8	—	—	—	(1.7)	—	—	107.3	—
Residential mortgage-backed securities	74.1	(1.8)	—	16.0	—	—	(0.2)	0.2	—	88.3	(1.8)
Other asset-backed securities	115.2	5.9	(0.7)	—	—	—	(19.5)	0.3	(0.3)	100.9	3.7
Total fixed maturities including securities pledged	817.7	4.0	6.3	66.1	—	—	(34.9)	59.0	(64.9)	853.3	1.8
Equity securities, available-for-sale	55.8	(0.3)	1.8	2.0	—	(1.9)	—	51.8	(49.8)	59.4	—
Derivatives:
Product guarantees:
FIA(1)	(1,434.3)	(123.7)	—	—	(15.1)	—	11.4	—	—	(1,561.7)	—
GMAB/GMWB/GMWBL(1)	(2,035.4)	444.5	—	—	(37.8)	—	0.1	—	—	(1,628.6)	—
Stabilizer and MCGs(1)	(102.0)	25.5	—	(1.5)	—	—	—	—	—	(78.0)	—
Other derivatives, net	22.9	44.7	—	6.3	—	—	(8.4)	—	—	65.5	37.6
Assets held in separate accounts(4)	16.3	—	—	0.2	—	(6.6)	—	2.2	(9.9)	2.2	—
(1) All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure because it is impracticable to track realized and unrealized gains (losses) separately on a contract-by contract basis. These amounts are included in Other net realized gains (losses) in the Condensed Consolidated Statements of Operations.
(2) The Company's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.
(3) For financial instruments still held as of March 31, amounts are included in Net investment income and Total net realized capital gains (losses) in the Condensed Consolidated Statements of Operations.
(4) The investment income and realized gains (losses) and change in unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which result in a net zero impact on net income for the Company.
The following table summarizes the change in fair value of the Company’s Level 3 assets and liabilities and transfers in and out of Level 3 for the three months ended March 31, 2012:

	Fair Value as of January 1	Total Realized/Unrealized Gains (Losses) Included in:		Purchases	Issuances	Sales	Settlements	Transfers in to Level 3(2)	Transfers out of Level 3(2)	Fair Value as of March 31	Change In Unrealized Gains (Losses) Included in Earnings(3)
		Net Income	OCI
Fixed maturities, including securities pledged:
U.S. corporate, state and municipalities	$520.6	$—	$0.8	$0.5	$—	$—	$(22.3)	$70.7	$—	$570.3	$—
Foreign	160.6	1.8	(0.6)	—	—	(11.2)	(1.8)	—	(78.8)	70.0	—
Residential mortgage-backed securities	186.6	(1.8)	1.3	—	—	—	(1.2)	—	(91.7)	93.2	(0.3)
Other asset-backed securities	104.5	5.2	2.8	—	—	(4.5)	(0.4)	—	—	107.6	5.3
Total fixed maturities including securities pledged	972.3	5.2	4.3	0.5	—	(15.7)	(25.7)	70.7	(170.5)	841.1	5.0
Equity securities, available-for-sale	67.6	—	(0.3)	5.0	—	(5.6)	—	—	—	66.7	(0.3)
Derivatives:
Product guarantees:
FIA(1)	(1,304.9)	(188.6)	—	—	(28.6)	—	29.9	—	—	(1,492.2)	—
GMAB/GMWB/GMWBL(1)	(2,272.2)	468.1	—	—	(38.0)	—	0.1	—	—	(1,842.0)	—
Stabilizer and MCGs(1)	(221.0)	150.6	—	(1.6)	—	—	—	—	—	(72.0)	—
Other derivatives, net	(24.8)	11.3	—	5.8	—	—	43.1	—	(5.4)	30.0	15.6
Assets held in separate accounts(4)	16.1	0.3	—	14.8	—	(8.3)	—	0.2	—	23.1	0.4
(1) All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure because it is impracticable to track realized and unrealized gains (losses) separately on a contract-by contract basis. These amounts are included in Other net realized gains (losses) in the Condensed Consolidated Statements of Operations.
(2) The Company's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.
(3) For financial instruments still held as of March 31, amounts are included in Net investment income and Total net realized capital gains (losses) in the Condensed Consolidated Statements of Operations.
(4) The investment income and realized gains (losses) and change in unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which result in a net zero impact on net income for the Company.

The following table summarizes the change in fair value of the Company’s Level 3 assets and liabilities and transfers in and out of Level 3 for the year ended December 31, 2012:

	2012
	Fair Value as of January 1	Total Realized/Unrealized Gains (Losses) Included in:		Purchases	Issuances	Sales	Settlements	Transfers in to Level 3(2)	Transfers out of Level 3(2)	Fair Value as of December 31	Change In Unrealized Gains (Losses) Included in Earnings(3)
		Net Income	OCI
Fixed maturities, including securities pledged:
U.S. corporate, state and municipalities	$520.6	$0.7	$(7.8)	$0.5	$—	$(3.1)	$(93.1)	$142.7	$(36.3)	$524.2	$0.4
Foreign	160.6	1.8	(12.4)	—	—	(11.5)	(28.8)	79.4	(84.9)	104.2	—
Residential mortgage-backed securities	186.6	4.0	5.7	2.4	—	(30.8)	(1.2)	0.4	(93.0)	74.1	(3.6)
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—
Other asset-backed securities	104.5	15.6	4.3	—	—	(32.8)	(3.2)	27.9	(1.1)	115.2	6.2
Total fixed maturities including securities pledged	972.3	22.1	(10.2)	2.9	—	(78.2)	(126.3)	250.4	(215.3)	817.7	3.0
Equity securities, available-for-sale	67.6	(0.5)	(1.2)	5.0	—	(8.3)	—	2.4	(9.2)	55.8	(0.5)
Derivatives:
Product guarantees:
Fixed indexed annuities(1)	(1,304.9)	(177.5)	—	—	(94.5)	—	142.6	—	—	(1,434.3)	—
Guaranteed minimum withdrawal and accumulation benefits and GMWBL(1)	(2,272.2)	390.3	—	—	(154.1)	—	0.6	—	—	(2,035.4)	—
Stabilizer and MCGs(1)	(221.0)	124.5	—	(5.5)	—	—	—	—	—	(102.0)	—
Other derivatives, net	(24.8)	4.2	—	23.9	—	—	25.0	—	(5.4)	22.9	(2.6)
Assets held in separate accounts(4)	16.1	0.3	—	16.3	—	(8.3)	—	—	(8.1)	16.3	0.6
(1) All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure because it is impracticable to track realized and unrealized gains (losses) separately on a contract-by contract basis. These amounts are included in Other net realized gains (losses) in the Consolidated Statements of Operations.
(2) The Company's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.
(3) For financial instruments still held as of December 31, amounts are included in Net investment income and Total net realized capital gains (losses) in the Consolidated Statements of Operations.
(4) The investment income and realized gains (losses) and change in unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which result in a net zero impact on net income for the Company.
The following table summarizes the change in fair value of the Company’s Level 3 assets and liabilities and transfers in and out of Level 3 for the year ended December 31, 2011:

	2011
	Fair Value as of January 1	Total Realized/Unrealized Gains (Losses) Included in:		Purchases	Issuances	Sales	Settlements	Transfers in to Level 3(2)	Transfers out of Level 3(2)	Fair Value as of December 31	Change In Unrealized Gains (Losses) Included in Earnings(3)
		Net Income	OCI
Fixed maturities, including securities pledged:
U.S. corporate, state and municipalities	$79.4	$(0.3)	$6.0	$53.7	$—	$—	$(93.5)	$478.3	$(3.0)	$520.6	$(0.2)
Foreign	56.0	1.5	(10.6)	58.3	—	(39.0)	(10.3)	107.5	(2.8)	160.6	(1.6)
Residential mortgage-backed securities	914.0	(3.4)	(1.9)	90.2	—	(23.4)	(36.4)	11.5	(764.0)	186.6	(4.8)
Commercial mortgage-backed securities	0.1	—	—	—	—	—	(0.1)	—	—	—	—
Other asset-backed securities	2,326.3	(263.7)	178.0	0.2	—	(721.1)	(93.8)	—	(1,321.4)	104.5	(24.6)
Total fixed maturities including securities pledged	3,375.8	(265.9)	171.5	202.4	—	(783.5)	(234.1)	597.3	(2,091.2)	972.3	(31.2)
Equity securities, available-for-sale	82.9	—	1.3	16.1	—	(4.2)	—	—	(28.5)	67.6	—
Derivatives:
Product guarantees:
Fixed indexed annuities(1)	(1,178.2)	(114.1)	—	—	(135.4)	—	122.8	—	—	(1,304.9)	—
Guaranteed minimum withdrawal and accumulation benefits and GMWBL(1)	(500.2)	(1,618.5)	—	—	(155.6)	—	2.1	—	—	(2,272.2)	—
Stabilizer and MCGs(1)	(3.0)	(212.5)	—	(5.5)	—	—	—	—	—	(221.0)	—
Other derivatives, net	75.5	(36.3)	—	—	(64.0)	—	—	—	—	(24.8)	(53.7)
Assets held in separate accounts(4)	22.3	—	—	9.8	—	(3.4)	—	—	(12.6)	16.1	0.1
(1) All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure because it is impracticable to track realized and unrealized gains (losses) separately on a contract-by contract basis. These amounts are included in Other net realized gains (losses) in the Consolidated Statements of Operations.
(2) The Company's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.
(3) For financial instruments still held as of December 31, amounts are included in Net investment income and Total net realized capital gains (losses) in the Consolidated Statements of Operations.
(4) The investment income and realized gains (losses) and change in unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which result in a net zero impact on net income for the Company.

Fair Value Inputs, Liabilities, Quantitative Information
The following table presents the unobservable inputs for Level 3 fair value measurements as of March 31, 2013:

	Range(1)
Unobservable Input	GMWB / GMWBL		GMAB		FIA		Stabilizer / MCG
Long-term equity implied volatility	15% to 25%		15% to 25%		-		-
Interest rate implied volatility	-		-		-		0% to 3.3%
Correlations between:
Equity Funds	50% to 98%		50% to 98%		-		-
Equity and Fixed Income Funds	-20% to 44%		-20% to 44%		-		-
Interest Rates and Equity Funds	-30% to -16%		-30% to -16%		-		-
Nonperformance risk	0.01% to 1.3%		0.01% to 1.3%		0.01% to 1.3%		0.01% to 1.3%
Actuarial Assumptions:
Benefit Utilization	85% to 100%	(2)	-		-		-
Partial Withdrawals	0% to 10%		0% to 10%		-		-
Lapses	0.08% to 32%	(3)	0.08% to 31%	(3)	0% to 10%	(3)	0% to 55%	(4)
Policyholder Deposits(5)	-		-		-		0% to 60%	(4)
Mortality	-	(6)	-	(6)	-		-

(1)	Represents the range of reasonable assumptions that management has used in its fair value calculations.
(2) Those policyholders who have elected systematic withdrawals are assumed to continue taking withdrawals. As a percent of account value, 26% are taking systematic withdrawals. Of those policyholders who are not taking withdrawals, we assume that 85% will begin systematic withdrawals after a delay period. The utilization function varies by policyholder age and policy duration. Interactions with lapse and mortality also affect utilization. The utilization rate for GMWB and GMWBL tends to be lower for younger contract owners and contracts that have not reached their maximum accumulated GMWB and GMWBL benefit amount. There is also a lower utilization rate, though indirectly, for contracts that are less “in the money” (i.e., where the notional benefit amount is in excess of the account value) due to higher lapses. Conversely, the utilization rate tends to be higher for contract owners near or beyond retirement age and contracts that have accumulated their maximum GMWB or GMWBL benefit amount. There is also a higher utilization rate, though indirectly, for contracts which are highly “in the money”. The chart below provides the GMWBL account value by current age group and average expected delay times from the associated attained age group as of March 31, 2013 (account value amounts are in $ billions).

	Account Values
Attained Age Group	In the Money	Out of the Money	Total	Average Expected Delay (Years)
< 60	$3.0	$0.8	$3.8	5.5
60-69	6.3	1.3	7.6	1.8
70+	4.1	0.6	4.7	0.1
	$13.4	$2.7	$16.1	2.6

(3)
Lapse rates tend to be lower during the contractual surrender charge period and higher after the surrender charge period ends; the highest lapse rates occur in the year immediately after the end of the surrender charge period. We make dynamic adjustments to lower the lapse rates for contracts that are more “in the money.” The table below shows an analysis of policy account values according to whether they are in or out of the surrender charge period and to whether they are "in the money" or "out of the money" as of March 31, 2013 (account value amounts are in $ billions).

		GMAB		GMWB/GMWBL
	Moneyness	Account Value	Lapse Range	Account Value	Lapse Range
During Surrender Charge Period
	In the Money**	$—	0.08% to 8.2%	$7.0	0.08% to 5.8%
	Out of the Money	—	0.41% to 12%	2.2	0.35% to 12%
After Surrender Charge Period
	In the Money**	—	2.4% to 22%	6.5	1.5% to 17%
	Out of the Money	0.1	12% to 31%	1.2	3.2% to 32%
** The low end of the range corresponds to policies that are highly "in the money." The high end of the range corresponds to the policies that are close to zero in terms of "in the moneyness."

(4)	Stabilizer contracts with recordkeeping agreements have a different range of lapse and policyholder deposit assumptions from Stabilizer (Investment only) and MCG contracts as shown below:

	Percentage of Plans	Overall Range of Lapse Rates	Range of Lapse Rates for 85% of Plans	Overall Range of Policyholder Deposits	Range of Policyholder Deposits for 85% of Plans
Stabilizer (Investment Only) and MCG Contracts	87%	0-30%	0-15%	0-55%	0-20%
Stabilizer with Recordkeeping Agreements	13%	0-55%	0-25%	0-60%	0-30%
Aggregate of all plans	100%	0-55%	0-25%	0-60%	0-30%

(5)	Measured as a percentage of assets under management or assets under administration.

(6)	The mortality rate is based on the Annuity 2000 Basic table with mortality improvements.

The following table presents the unobservable inputs for Level 3 fair value measurements as of December 31, 2012:

	Range(1)
Unobservable Input	GMWB / GMWBL		GMAB		FIA		Stabilizer / MCG
Long-term equity implied volatility	15% to 25%		15% to 25%		—		—
Interest rate implied volatility	—		—		—		0% to 4.0%
Correlations between:
Equity Funds	50% to 98%		50% to 98%		—		—
Equity and Fixed Income Funds	-20% to 44%		-20% to 44%		—		—
Interest Rates and Equity Funds	-25% to -16%		-25% to -16%		—		—
Nonperformance risk	0.10% to 1.3%		0.10% to 1.3%		0.10% to 1.3%		0.10% to 1.3%
Actuarial Assumptions:
Benefit Utilization	85% to 100%	(2)	—		—		—
Partial Withdrawals	0% to 10%		0% to 10%		—		—
Lapses	0.08% to 32%	(3)	0.08% to 31%	(3)	0% to 10%	(3)	0% to 55%	(4)
Policyholder Deposits(5)	—		—		—		0% to 60%	(4)
Mortality	—	(6)	—	(6)	—		—

(1)	Represents the range of reasonable assumptions that management has used in its fair value calculations.
(2) Those policyholders who have elected systematic withdrawals are assumed to continue taking withdrawals. As a percent of account value, 26% are taking systematic withdrawals. Of those policyholders who are not taking withdrawals, we assume that 85% will begin systematic withdrawals after a delay period. The utilization function varies by policyholder age and policy duration. Interactions with lapse and mortality also affect utilization. The utilization rate for GMWB and GMWBL tends to be lower for younger contract owners and contracts that have not reached their maximum accumulated GMWB and GMWBL benefit amount. There is also a lower utilization rate, though indirectly, for contracts that are less “in the money” (i.e., where the notional benefit amount is in excess of the account value) due to higher lapses. Conversely, the utilization rate tends to be higher for contract owners near or beyond retirement age and contracts that have accumulated their maximum GMWB or GMWBL benefit amount. There is also a higher utilization rate, though indirectly, for contracts which are highly “in the money”. The chart below provides the GMWBL account value by current age group and average expected delay times from the associated attained age group as of December 31, 2012 (account value amounts are in $ billions).

	Account Values
Attained Age Group	In the Money	Out of the Money	Total	Average Expected Delay (Years)
< 60	$3.5	$0.3	$3.8	5.5
60-69	7.0	0.4	7.4	1.9
70+	4.3	0.1	4.4	0.2
	$14.8	$0.8	$15.6	2.8

(3)
Lapse rates tend to be lower during the contractual surrender charge period and higher after the surrender charge period ends; the highest lapse rates occur in the year immediately after the end of the surrender charge period. We make dynamic adjustments to lower the lapse rates for contracts that are more “in the money.” The table below shows an analysis of policy account values according to whether they are in or out of the surrender charge period and to whether they are "in the money" or "out of the money" as of December 31, 2012 (account value amounts are in $ billions).

		GMAB		GMWB/GMWBL
	Moneyness	Account Value	Lapse Range	Account Value	Lapse Range
During Surrender Charge Period
	In the Money**	$—	0.08% to 8.2%	8.8	0.08% to 5.8%
	Out of the Money	—	0.41% to 12%	0.9	0.35% to 12%
After Surrender Charge Period
	In the Money**	—	2.4% to 22%	6.2	1.5% to 17%
	Out of the Money	0.1	12% to 31%	0.6	3.2% to 32%
** The low end of the range corresponds to policies that are highly "in the money." The high end of the range corresponds to the policies that are close to zero in terms of "in the moneyness."

(4)	Stabilizer contracts with recordkeeping agreements have a different range of lapse and policyholder deposit assumptions from Stabilizer (Investment only) and MCG contracts as shown below:

	Percentage of Plans	Overall Range of Lapse Rates	Range of Lapse Rates for 85% of Plans	Overall Range of Policyholder Deposits	Range of Policyholder Deposits for 85% of Plans
Stabilizer (Investment Only) and MCG Contracts	87%	0-30%	0-15%	0-55%	0-20%
Stabilizer with Recordkeeping Agreements	13%	0-55%	0-25%	0-60%	0-30%
Aggregate of all plans	100%	0-55%	0-25%	0-60%	0-30%

(5)	Measured as a percentage of assets under management or assets under administration.

(6)	The mortality rate is based on the Annuity 2000 Basic table with mortality improvements.

The following table presents the unobservable inputs for Level 3 fair value measurements as of December 31, 2012:

	Range(1)
Unobservable Input	GMWB / GMWBL		GMAB		FIA		Stabilizer / MCG
Long-term equity implied volatility	15% to 25%		15% to 25%		—		—
Interest rate implied volatility	—		—		—		0% to 4.0%
Correlations between:
Equity Funds	50% to 98%		50% to 98%		—		—
Equity and Fixed Income Funds	-20% to 44%		-20% to 44%		—		—
Interest Rates and Equity Funds	-25% to -16%		-25% to -16%		—		—
Nonperformance risk	0.10% to 1.3%		0.10% to 1.3%		0.10% to 1.3%		0.10% to 1.3%
Actuarial Assumptions:
Benefit Utilization	85% to 100%	(2)	—		—		—
Partial Withdrawals	0% to 10%		0% to 10%		—		—
Lapses	0.08% to 32%	(3)	0.08% to 31%	(3)	0% to 10%	(3)	0% to 55%	(4)
Policyholder Deposits(5)	—		—		—		0% to 60%	(4)
Mortality	—	(6)	—	(6)	—		—

(1)	Represents the range of reasonable assumptions that management has used in its fair value calculations.

(2)
Those policyholders who have elected systematic withdrawals are assumed to continue taking withdrawals. As a percent of account value, 26% are taking systematic withdrawals. Of those policyholders who are not taking withdrawals, we assume that 85% will begin systematic withdrawals after a delay period. The utilization function varies by policyholder age and policy duration. Interactions with lapse and mortality also affect utilization. The utilization rate for GMWB and GMWBL tends to be lower for younger contract owners and contracts that have not reached their maximum accumulated GMWB and GMWBL benefit amount. There is also a lower utilization rate, though indirectly, for contracts that are less “in the money” due to higher lapses. Conversely, the utilization rate tends to be higher for contract owners near or beyond retirement age and contracts that have accumulated their maximum GMWB or GMWBL benefit amount. There is also a higher utilization rate, though indirectly, for contracts that are highly “in the money”. The chart below provides the GMWBL account value by current age group and average expected delay times from the associated attained age group as of December 31, 2012 (account value amounts are in $ billions).

	Account Values
Attained Age Group	In the Money	Out of the Money	Total	Average Expected Delay (Years)
< 60	$3.5	$0.3	$3.8	5.5
60-69	7.0	0.4	7.4	1.9
70+	4.3	0.1	4.4	0.2
	$14.8	$0.8	$15.6	2.8

(3)
Lapse rates tend to be lower during the contractual surrender charge period and higher after the surrender charge period ends; the highest lapse rates occur in the year immediately after the end of the surrender charge period. We make dynamic adjustments to lower the lapse rates for contracts that are more “in the money.” The table below shows an analysis of policy account values according to whether they are in or out of the surrender charge period and to whether they are "in the money" or "out of the money" as of December 31, 2012 (account value amounts are in $ billions).

		GMAB		GMWB/GMWBL
	Moneyness	Account Value	Lapse Range	Account Value	Lapse Range
During Surrender Charge Period	In the Money**	$—	0.08% to 8.2%	$8.8	0.08% to 5.8%
	Out of the Money	—	0.41% to 12%	0.9	0.35% to 12%

After Surrender Charge Period	In the Money**	—	2.4% to 22%	6.2	1.5% to 17%
	Out of the Money	0.1	12% to 31%	0.6	3.2% to 32%
** The low end of the range corresponds to policies that are highly "in the money." The high end of the range corresponds to the policies that are close to zero in terms of "in the moneyness."

(4)	Stabilizer contracts with recordkeeping agreements have a different range of lapse and policyholder deposit assumptions from Stabilizer (Investment only) and MCG contracts as shown below:

	Percentage of Plans	Overall Range of Lapse Rates	Range of Lapse Rates for 85% of Plans	Overall Range of Policyholder Deposits	Range of Policyholder Deposits for 85% of Plans
Stabilizer (Investment Only) and MCG Contracts	87%	0-30%	0-15%	0-55%	0-20%
Stabilizer with Recordkeeping Agreements	13%	0-55%	0-25%	0-60%	0-30%
Aggregate of all plans	100%	0-55%	0-25%	0-60%	0-30%

(5)	Measured as a percentage of assets under management or assets under administration.

(6)	The mortality rate is based on the Annuity 2000 Basic table with mortality improvements.

Fair Value, by Balance Sheet Grouping
The carrying values and estimated fair values of the Company’s financial instruments as of the dates indicated:

	March 31, 2013		December 31, 2012
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets:
Fixed maturities, including securities pledged	$75,073.4	$75,073.4	$75,287.1	$75,287.1
Equity securities, available-for-sale	282.3	282.3	340.1	340.1
Mortgage loans on real estate	8,949.4	9,215.2	8,662.3	8,954.8
Policy loans	2,204.4	2,204.4	2,200.3	2,200.3
Limited partnerships/corporations	468.5	468.5	465.1	465.1
Cash, cash equivalents, short-term investments and short-term investments under securities loan agreements	6,643.3	6,643.3	8,442.0	8,442.0
Derivatives	2,077.0	2,077.0	2,374.5	2,374.5
Other investments	166.7	173.5	167.0	173.7
Assets held in separate accounts	103,098.3	103,098.3	97,667.4	97,667.4
Liabilities:
Investment contract liabilities:
Funding agreements without fixed maturities and deferred annuities(1)	49,798.5	55,996.7	50,133.7	56,851.0
Funding agreements with fixed maturities and guaranteed investment contracts	3,924.5	3,826.2	3,784.0	3,671.0
Supplementary contracts, immediate annuities and other	3,131.4	3,473.5	3,109.2	3,482.3
Derivatives:
Annuity product guarantees:
FIA	1,561.7	1,561.7	1,434.3	1,434.3
GMAB / GMWB / GMWBL	1,628.6	1,628.6	2,035.4	2,035.4
Stabilizer and MCGs	78.0	78.0	102.0	102.0
Other derivatives	1,670.6	1,670.6	1,944.2	1,944.2
Short-term debt	321.2	323.6	1,064.6	1,070.6
Long-term debt	3,440.8	3,677.2	3,171.1	3,386.2
Embedded derivatives on reinsurance	154.8	154.8	169.5	169.5
(1) Certain amounts included in Funding agreements without fixed maturities and deferred annuities are also reflected within the Annuity product guarantees section of the table above.

The carrying values and estimated fair values of the Company’s financial instruments were as follows as of December 31, 2012 and 2011:

	2012		2011
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets:
Fixed maturities, including securities pledged	$75,287.1	$75,287.1	$72,669.4	$72,669.4
Equity securities, available-for-sale	340.1	340.1	353.8	353.8
Mortgage loans on real estate	8,662.3	8,954.8	8,691.1	8,943.7
Loan - Dutch State obligation	—	—	1,792.7	1,806.4
Policy loans	2,200.3	2,200.3	2,263.9	2,263.9
Limited partnerships/corporations	465.1	465.1	599.6	599.6
Cash, cash equivalents, short-term investments and short-term investments under securities loan agreements	8,442.0	8,442.0	5,286.6	5,286.6
Derivatives	2,374.5	2,374.5	2,660.9	2,660.9
Other investments	167.0	173.7	215.1	220.1
Assets held in separate accounts	97,667.4	97,667.4	88,714.5	88,714.5
Liabilities:
Investment contract liabilities:
Funding agreements without fixed maturities and deferred annuities(1)	50,133.7	56,851.0	50,872.6	55,014.7
Funding agreements with fixed maturities and guaranteed investment contracts	3,784.0	3,671.0	5,559.0	5,261.0
Supplementary contracts, immediate annuities and other	3,109.2	3,482.3	3,037.0	3,311.9
Derivatives:
Annuity product guarantees:
FIA	1,434.3	1,434.3	1,304.9	1,304.9
GMAB / GMWB / GMWBL	2,035.4	2,035.4	2,272.2	2,272.2
Stabilizer and MCGs	102.0	102.0	221.0	221.0
Other derivatives	1,944.2	1,944.2	1,955.8	1,955.8
Short-term debt	1,064.6	1,070.6	1,054.6	1,054.6
Long-term debt	3,171.1	3,386.2	1,343.1	1,448.5
Embedded derivatives on reinsurance	169.5	169.5	137.2	137.2
(1) Certain amounts included in Funding agreements without fixed maturities and deferred annuities are also reflected within the Annuity product guarantees section of the table above.

Deferred Policy Acquisition Costs and Value of Business Acquired (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Insurance [Abstract]
Value of Business Acquired [Table Text Block]
The estimated amount of VOBA amortization expense, net of interest, is presented in the following table. Actual amortization incurred during these years may vary as assumptions are modified to incorporate actual results and/or changes in best estimates of future results.

Year	Amount
2013	$113.1
2014	88.4
2015	80.7
2016	72.9
2017	63.6

Deferred Policy Acquisition Costs and Value of Business Acquired
Activity within deferred policy acquisition costs ("DAC") and value of business acquired ("VOBA") was as follows for the periods indicated:

	DAC	VOBA	Total
Balance at January 1, 2013	$3,221.6	$434.7	$3,656.3
Deferrals of commissions and expenses	104.5	3.3	107.8
Amortization:
Amortization	(174.8)	(36.6)	(211.4)
Interest accrued(1)	58.4	22.5	80.9
Net amortization included in Condensed Consolidated Statements of Operations	(116.4)	(14.1)	(130.5)
Change in unrealized capital gains/losses on available-for-sale securities	262.0	124.0	386.0
Balance at March 31, 2013	$3,471.7	$547.9	$4,019.6

	DAC	VOBA	Total
Balance at January 1, 2012	$3,666.9	$685.4	$4,352.3
Deferrals of commissions and expenses	154.3	4.8	159.1
Amortization:
Amortization	(188.4)	(67.0)	(255.4)
Interest accrued(1)	58.4	23.3	81.7
Net amortization included in Condensed Consolidated Statements of Operations	(130.0)	(43.7)	(173.7)
Change in unrealized capital gains/losses on available-for-sale securities	12.6	19.2	31.8
Balance at March 31, 2012	$3,703.8	$665.7	$4,369.5
(1) Interest accrued at the following rates for DAC: 1.7% to 7.4% during 2013 and 1.5% to 8.0% during 2012. Interest accrued at the following rates for VOBA: 2.0% to 7.5% during 2013 and 2.0% to 7.4% during 2012.

Activity within deferred policy acquisition costs ("DAC") and value of business acquired ("VOBA") was as follows for the years ended December 31, 2012, 2011 and 2010:

	DAC	VOBA	Total
Balance at January 1, 2010	$4,544.7	$1,623.1	$6,167.8
Deferrals of commissions and expenses	630.2	28.7	658.9
Amortization:
Amortization(1)	(932.8)	(155.6)	(1,088.4)
Interest accrued(2)	238.3	103.5	341.8
Net amortization included in Consolidated Statements of Operations	(694.5)	(52.1)	(746.6)
Change in unrealized capital gains/losses on available-for-sale securities	(669.0)	(372.0)	(1,041.0)
Group reinsurance divestment	(0.8)	—	(0.8)
Balance at December 31, 2010	3,810.6	1,227.7	5,038.3
Deferrals of commissions and expenses	633.6	18.7	652.3
Amortization:
Amortization	(459.5)	(265.8)	(725.3)
Interest accrued(2)	238.2	100.1	338.3
Net amortization included in Consolidated Statements of Operations	(221.3)	(165.7)	(387.0)
Change in unrealized capital gains/losses on available-for-sale securities	(556.0)	(395.3)	(951.3)
Balance at December 31, 2011	3,666.9	685.4	4,352.3
Deferrals of commissions and expenses	590.3	17.3	607.6
Amortization:
Amortization	(846.4)	(210.3)	(1,056.7)
Interest accrued(2)	243.6	90.8	334.4
Net amortization included in Consolidated Statements of Operations	(602.8)	(119.5)	(722.3)
Change in unrealized capital gains/losses on available-for-sale securities	(432.8)	(148.5)	(581.3)
Balance at December 31, 2012	$3,221.6	$434.7	$3,656.3

(1)	For 2010, includes loss recognition events for DAC and VOBA of $149.5 and $9.1, respectively.

(2)	Interest accrued at the following rates for DAC: 1.5% to 7.4% during 2012, 2.0% to 8.0% during 2011, and 3.0% to 8.0% during 2010.
Interest accrued at the following rates for VOBA: 2.0% to 7.4% during 2012, 3.0% to 7.0% during 2011, and 3.0% to 7.0% during 2010.

Reserves for Future Policy Benefits and Contract Owner Account Balances (Tables)	12 Months Ended
Dec. 31, 2012
Insurance [Abstract]
Schedule of future policy benefits and contract owner account balances
Future policy benefits and contract owner account balances were as follows as of December 31, 2012 and 2011:

	2012	2011
Future policy benefits:
Individual and group life insurance contracts	$8,686.1	$8,655.4
Guaranteed benefits on annuity contracts, and payout contracts with life contingencies	6,371.5	6,472.6
Accident and health and other	436.0	498.7
Total	$15,493.6	$15,626.7

Contract owner account balances:
Guaranteed investment contracts and funding agreements	$3,642.8	$5,398.6
Universal life contracts	16,773.7	16,539.4
Fixed annuities and payout contracts without life contingencies	37,576.1	38,460.6
Fixed indexed annuities	12,427.1	12,187.1
Other	142.4	146.0
Total	$70,562.1	$72,731.7

Guaranteed Benefit Features (Tables)	12 Months Ended
Dec. 31, 2012
Insurance [Abstract]
Schedule of Assumptions and Methodology Used to Determine Additional Reserves
The following assumptions and methodologies were used to determine the guaranteed reserves for retail variable annuity contracts at December 31, 2012 and 2011:

Area	Assumptions/Basis for Assumptions
Data used	Based on 1,000 investment performance scenarios.

Mean investment performance
GMDB: The mean investment performance varies by fund group. In general, the Company groups all separate account returns into 6 fund groups, and generate stochastic returns for each of these fund groups. The overall blended mean separate account return is 8.1%. The general account fixed portion is a small percentage of the overall total.

GMIB: the overall blended mean is 8.1% based on a single fund group
GMAB/GMWB/GMWBL: Zero rate curve

Volatility	GMDB: 15.8% for 2012 and 2011
GMIB: 15.8% for 2012 and 16.5% for 2011
GMAB/GMWB/GMWBL: Implied volatilities through the first 5 years and then a blend of implied and historical thereafter.

Mortality	Depending on the type of benefit and gender, the Company uses the Annuity 2000 basic table with mortality improvement through 2011, further adjusted for company experience.

Lapse rates	Vary by contract type, share class, time remaining in the surrender charge period and in-the-moneyness.

Discount rates	GMDB/GMIB: 5.5% for 2012 and 2011.
GMAB/GMWB/GMWBL: Zero rate curve plus adjustment for nonperformance risk.

Schedule of Minimum Guaranteed Benefit Liabilities
The liabilities for variable life and universal life contracts, as well as variable annuity contracts containing guaranteed minimum death and living benefits, are recorded in separate account liabilities as follows as of December 31, 2012 and 2011. The separate account liabilities may include more than one type of guarantee. These liabilities are subject to the requirements for additional reserve liabilities under ASC Topic 944, which are recorded in the Company’s general account. The paid and incurred amounts were as follows for the years ended December 31, 2012, 2011 and 2010:

	Variable Life and Universal Life	GMDB	GMAB/ GMWB	GMIB	GMWBL	Stabilizer and MCGs(1)
Separate account liability at December 31, 2012	$517.4	$41,932.5	$1,027.3	$14,881.3	$15,587.8	$34,150.7
Separate account liability at December 31, 2011	$507.7	$41,547.0	$1,182.9	$14,565.4	$15,081.2	$31,024.4
Additional liability balance:
Balance at January 1, 2010	$1,106.5	$487.6	$93.2	$748.3	$399.1	$6.0
Incurred guaranteed benefits	442.5	15.1	2.9	61.0	15.7	(3.0)
Paid guaranteed benefits	(318.5)	(124.3)	(10.6)	(40.0)	—	—
Balance at December 31, 2010	1,230.5	378.4	85.5	769.3	414.8	3.0
Incurred guaranteed benefits	589.6	258.7	44.8	586.3	1,729.2	218.0
Paid guaranteed benefits	(312.9)	(106.8)	(2.1)	(65.4)	—	—
Balance at December 31, 2011	1,507.2	530.3	128.2	1,290.2	2,144.0	221.0
Incurred guaranteed benefits	512.6	89.2	(42.7)	(5.4)	(193.5)	(119.0)
Paid guaranteed benefits	(348.6)	(118.8)	(0.6)	(38.7)	—	—
Balance at December 31, 2012	$1,671.2	$500.7	$84.9	$1,246.1	$1,950.5	$102.0
(1) The Separate account liability at December 31, 2012 and 2011 includes $25.9 billion and $24.2 billion, respectively, of externally managed assets, which are not reported on the Company's Consolidated Balance Sheets.

Schedule of Net Amount of Risk by Product and Guarantee
The separate account values, net amount at risk, net of reinsurance, and the weighted average attained age of contract owners by type of minimum guaranteed benefit for retail variable annuity contracts were as follows as of December 31, 2012 and 2011:

	2012
	In the Event of Death	At Annuitization, Maturity, or Withdrawal
	GMDB	GMAB/GMWB	GMIB	GMWBL
Annuity Contracts:
Minimum Return or Contract Value
Separate account value	$41,932.5	$1,027.3	$14,881.3	$15,587.8
Net amount at risk, net of reinsurance	$7,029.1	$42.4	$3,576.0	$1,702.5
Weighted average attained age	69	69	61	65

	2011
	In the Event of Death	At Annuitization, Maturity, or Withdrawal
	GMDB	GMAB/GMWB	GMIB	GMWBL
Annuity Contracts:
Minimum Return or Contract Value
Separate account value	$41,547.0	$1,182.9	$14,565.4	$15,081.2
Net amount at risk, net of reinsurance	$8,893.9	$70.7	$3,714.0	$2,046.3
Weighted average attained age	68	69	62	65
The separate account values, net amount at risk, net of reinsurance, and the weighted average attained age of contract owners by type of minimum guaranteed benefit for universal life and variable life contracts were as follows as of December 31, 2012 and 2011:

	2012		2011
	Secondary Guarantees	Paid-up Guarantees	Secondary Guarantees	Paid-up Guarantees
Universal and Variable Life Contracts:
Account value (general and separate account)	$3,232.6	$—	$3,010.6	$—
Net amount at risk, net of reinsurance	$17,885.6	$—	$16,281.9	$—
Weighted average attained age	59	—	59	—

Schedule of Fair Value of Separate Accounts by Major Category of Investment
Account balances of contracts with guarantees invested in variable separate accounts were as follows as of December 31, 2012 and 2011:

	2012	2011
Equity securities (including mutual funds):
Equity funds	$31,287.0	$30,977.1
Bond funds	6,058.4	5,870.6
Balanced funds	4,794.7	4,695.0
Money market funds	948.9	1,141.3
Other	140.8	130.2
Total	$43,229.8	$42,814.2

Reinsurance (Tables)	12 Months Ended
Dec. 31, 2012
Insurance [Abstract]
Effects of Reinsurance
Information regarding the effect of reinsurance is as follows as of December 31, 2012 and 2011:

	2012
	Direct	Assumed	Ceded	Total, Net of Reinsurance
Assets
Premiums receivable	$96.9	$384.7	$(411.4)	$70.2
Reinsurance recoverable	—	—	7,379.3	7,379.3
Total	$96.9	$384.7	$6,967.9	$7,449.5

Liabilities
Future policy benefits and contract owner account balances	$82,185.3	$3,870.4	$(7,379.3)	$78,676.4
Liability for funds withheld under reinsurance agreements	1,236.6	—	—	1,236.6
Total	$83,421.9	$3,870.4	$(7,379.3)	$79,913.0

	2011
	Direct	Assumed	Ceded	Total, Net of Reinsurance
Assets
Premiums receivable	$90.7	$391.5	$(398.0)	$84.2
Reinsurance recoverable	—	—	7,723.4	7,723.4
Total	$90.7	$391.5	$7,325.4	$7,807.6

Liabilities
Future policy benefits and contract owner account balances	$84,265.7	$4,092.7	$(7,723.4)	$80,635.0
Liability for funds withheld under reinsurance agreements	1,307.6	—	—	1,307.6
Total	$85,573.3	$4,092.7	$(7,723.4)	$81,942.6

Information regarding the effect of reinsurance is as follows for the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Premiums:
Direct premiums	$2,084.0	$1,999.2	$1,953.9
Reinsurance assumed	1,303.6	1,329.2	1,526.3
Reinsurance ceded	(1,526.5)	(1,558.4)	(1,772.7)
Net premiums	$1,861.1	$1,770.0	$1,707.5

Universal life and investment-type product policy fees:
Direct universal life and investment-type product policy fees	$3,361.9	$3,510.5	$3,444.8
Reinsurance ceded	(5.3)	(6.0)	(6.1)
Net universal life and investment-type product policy fees	$3,356.6	$3,504.5	$3,438.7

Interest credited and other benefits to contract owners / policyholders:
Direct interest credited and other benefits to contract owners / policyholders	$5,205.5	$6,179.9	$5,513.4
Reinsurance assumed	1,153.4	1,333.2	780.1
Reinsurance ceded	(1,497.3)	(1,771.1)	(1,266.2)
Interest credited and other benefits to contract owners / policyholders	$4,861.6	$5,742.0	$5,027.3

Goodwill and Other Intangible Assets (Tables)	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
Schedule of other intangible assets
Other intangible assets were as follows at December 31, 2012 and 2011:

	Weighted Average Amortization Lives	2012			2011
		Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Management contract rights	20 years	$550.0	$339.2	$210.8	$550.0	$311.6	$238.4
Customer relationship lists	20 years	115.8	34.5	81.3	115.8	27.0	88.8
Computer software	3 years	478.7	453.4	25.3	459.0	434.8	24.2
Total intangible assets		$1,144.5	$827.1	$317.4	$1,124.8	$773.4	$351.4

Schedule of estimated amortization expense of intangible assets	The estimated amortization of intangible assets are as follows:

Year	Amount
2013	$47.2
2014	42.6
2015	39.9
2016	38.0
2017	36.5
Thereafter	115.0
$319.2

Shareholder's Equity and Dividend Restrictions (Tables)	12 Months Ended
Dec. 31, 2012
Stockholders' Equity Note [Abstract]
Schedule of statutory net income (loss)
Statutory net income (loss) for the three years ended December 31, 2012, 2011 and 2010, statutory capital and surplus for the two years ended as of December 31, 2012 and 2011 and minimum capital requirements as of December 31, 2012 of ING U.S., Inc.’s principal wholly owned U.S. insurance subsidiaries are as follows:

	Statutory Net Income (Loss)			Statutory Capital and Surplus		Minimum Capital Requirements(1)
	2012	2011	2010	2012	2011	2012
Subsidiary Name (State of Domicile):
ING USA Annuity and Life Insurance Company ("ING USA") (IA)	$(9.1)	$386.0	$(384.4)	$2,174.1	$2,222.0	$5.0
ING Life Insurance and Annuity Company ("ILIAC") (CT)	261.6	194.4	66.0	1,921.8	1,931.9	3.0
Security Life of Denver Insurance Company ("SLD") (CO)	(129.8)	175.2	(339.9)	1,459.9	1,519.5	1.5
ReliaStar Life Insurance Company ("RLI") (MN)	(155.3)	(83.0)	(234.2)	2,278.6	2,104.3	4.5
(1)The insurance statutes of the state of domicile for the Company's U.S. insurance subsidiaries set forth specific minimum capital requirements.

Schedule of dividend restrictions
The following table presents dividends permitted to be paid by our principal insurance subsidiaries to ING U.S., Inc. or Lion Holdings without the need for insurance regulatory approval for the periods presented:

	Dividends Permitted without Approval
	2013		2012		2011
Subsidiary Name (State of domicile):
ING USA Annuity and Life Insurance Company (IA)	$—		$—		$—
ING Life Insurance and Annuity Company (CT)	264.1	(1)	190.0	(2)	—
Security Life of Denver Insurance Company (CO)	—		—		—
ReliaStar Life Insurance Company (MN)	—		—		—
(1) $264.1 can be paid without approval after June 26, 2013, provided that on or before June 26, 2013, no further extraordinary distribution is approved by the Connecticut Insurance Department and paid by ILIAC to its parent.

(2) $190.0 was paid as part of the June 26, 2012 distribution of $800.0.

Dividends or return of capital distributions paid by each of the Company's principal insurance subsidiaries to its parent were as follows for the years ended December 31, 2012, 2011 and 2010:

	Dividends Paid			Return of Capital Distributions
	2012	2011	2010	2012	2011	2010
Subsidiary Name (State of domicile):
ING USA Annuity and Life Insurance Company (IA)(1)	$—	$—	$—	$250.0	$—	$—
ING Life Insurance and Annuity Company (CT)(2)	190.0	—	203.0	150.0	—	—
Security Life of Denver Insurance Company (CO)(3)	—	—	—	80.0	200.0	—
ReliaStar Life Insurance Company (MN)(4)	130.0	—	221.0	—	—	—
(1) Iowa Insurance Division approved ING USA's 2012 return of capital distribution.
(2) Connecticut Insurance Department approved ILIAC’s 2010 dividend and ILIAC's $340 million 2012 distribution, which included a $190 million dividend.
(3) Colorado Insurance Division approved SLD’s 2012 and 2011 return of capital distributions.
(4) Minnesota Insurance Division approved RLI’s 2012 and 2010 dividends.

Accumulated Other Comprehensive Income (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Equity [Abstract]
Schedule of Accumulated Other Comprehensive Income
Shareholder’s equity included the following components of AOCI as of the dates indicated:

	March 31,
	2013	2012
Fixed maturities, net of OTTI	$7,067.2	$5,489.5
Equity securities, available-for-sale	35.8	44.5
Derivatives	201.5	145.7
DAC/VOBA adjustment on available-for-sale securities	(2,397.6)	(2,170.5)
Sales inducements adjustment on available-for-sale securities	(119.0)	(95.3)
Other	(28.8)	(40.0)
Unrealized capital gains (losses), before tax	4,759.1	3,373.9
Deferred income tax asset (liability)	(1,363.4)	(857.7)
Net unrealized capital gains (losses)	3,395.7	2,516.2
Pension and other postretirement benefits liability, net of tax	57.1	70.8
AOCI	$3,452.8	$2,587.0

	2012	2011	2010
Fixed maturities, net of OTTI	$7,863.0	$5,546.8	$2,924.2
Equity securities, available-for-sale	42.2	33.2	75.6
Derivatives	214.4	172.6	1.4
DAC/VOBA adjustment on available-for-sale securities	(2,783.6)	(2,202.3)	(1,251.0)
Sales inducements adjustment on available-for-sale securities	(147.4)	(80.3)	(95.4)
Other investments	(40.5)	(33.2)	(38.8)
Unrealized capital gains (losses), before tax	5,148.1	3,436.8	1,616.0
Deferred income tax asset (liability)	(1,496.8)	(915.1)	(664.7)
Net unrealized capital gains (losses)	3,651.3	2,521.7	951.3
Pension and other post-employment benefits liability, net of tax	59.4	73.3	22.0
AOCI	$3,710.7	$2,595.0	$973.3

Schedule of Amounts Recognized in Other Comprehensive Income
Changes in AOCI, including the reclassification adjustments recognized in the Condensed Consolidated Statements of Operations were as follows for the periods indicated:

	Three Months Ended March 31, 2013
	Before-Tax Amount		Income Tax	After-Tax Amount
Available-for-sale securities:
Fixed maturities	$(792.1)		$274.4	$(517.7)
Equity securities	(6.3)		2.2	(4.1)
Other	11.6		(4.1)	7.5
OTTI	10.9		(3.8)	7.1
Adjustments for amounts recognized in Net realized capital gains (losses) in the Condensed Consolidated Statements of Operations	(14.6)		5.1	(9.5)
DAC/VOBA	386.0	(1)	(135.1)	250.9
Sales inducements	28.4		(9.9)	18.5
Change in unrealized gains/losses on available-for-sale securities	(376.1)		128.8	(247.3)

Derivatives:
Derivatives	(12.7)	(2)	4.5	(8.2)
Adjustments for amounts recognized in Net investment income in the Condensed Consolidated Statements of Operations	(0.2)		0.1	(0.1)
Change in unrealized gains/losses on derivatives	(12.9)		4.6	(8.3)

Pension and other postretirement benefits liability:
Amortization of prior service cost recognized in Operating expenses in the Condensed Consolidated Statements of Operations	(3.5)	(3)	1.2	(2.3)
Change in pension and other postretirement benefits liability	(3.5)		1.2	(2.3)
Change in Other comprehensive income (loss)	$(392.5)		$134.6	$(257.9)
(1) See the Deferred Policy Acquisition Costs and Value of Business Acquired Note to these Condensed Consolidated Financial Statements for additional information.
(2) See the Derivative Financial Instruments Note to these Condensed Consolidated Financial Statements for additional information.
(3) See the Employee Benefits Obligations Note to these Condensed Consolidated Financial Statements for amounts reported in Net Periodic (Benefit) Costs.

	Three Months Ended March 31, 2012
	Before-Tax Amount		Income Tax		After-Tax Amount
Available-for-sale securities:
Fixed maturities	$59.5		$14.6	(4)	$74.1
Equity securities	11.3		(4.0)		7.3
Other	(6.8)		2.4		(4.4)
OTTI	12.8		(4.5)		8.3
Adjustments for amounts recognized in Net realized capital gains (losses) in the Condensed Consolidated Statements of Operations	(129.6)		45.4		(84.2)
DAC/VOBA	31.8	(1)	(11.1)		20.7
Sales inducements	(15.0)		5.2		(9.8)
Change in unrealized gains/losses on available-for-sale securities	(36.0)		48.0		12.0

Derivatives:
Derivatives	(26.9)	(2)	9.4		(17.5)
Adjustments for amounts recognized in Net investment income in the Condensed Consolidated Statements of Operations	—		—		—
Change in unrealized gains/losses on derivatives	(26.9)		9.4		(17.5)

Pension and other postretirement benefits liability:
Amortization of prior service cost recognized in Operating expenses in the Condensed Consolidated Statements of Operations	(3.8)	(3)	1.3		(2.5)
Change in pension and other postretirement benefits liability	(3.8)		1.3		(2.5)
Change in Other comprehensive income (loss)	$(66.7)		$58.7		$(8.0)
(1) See the Deferred Policy Acquisition Costs and Value of Business Acquired Note to these Condensed Consolidated Financial Statements for additional information.
(2) See the Derivative Financial Instruments Note to these Condensed Consolidated Financial Statements for additional information.
(3) See the Employee Benefits Obligations Note to these Condensed Consolidated Financial Statements for amounts reported in Net Periodic (Benefit) Costs.
(4) Amount includes $33.0 release of valuation allowance. See Income Taxes Note to these Condensed Consolidated Financial Statements for additional information.

	2012	2011	2010
Fixed maturities	$2,264.0	$2,457.2	$4,471.5
Equity securities, available-for-sale	9.0	(42.4)	44.0
Derivatives	41.8	171.2	1.7
DAC/VOBA adjustment on available-for-sale securities	(581.3)	(951.3)	(1,041.0)
Sales inducements adjustment on available-for-sale securities	(67.1)	15.1	(75.7)
Other investments	(7.3)	5.6	(23.2)
Change in unrealized gains/losses on securities, before tax	1,659.1	1,655.4	3,377.3
Deferred income tax asset/liability	(563.4)	(192.5)	(1,029.5)
Change in unrealized gains/losses on securities, after tax	1,095.7	1,462.9	2,347.8
Change in OTTI, before tax	52.2	165.4	(44.7)
Deferred income tax asset/liability	(18.3)	(57.9)	15.6
Change in OTTI, after tax	33.9	107.5	(29.1)
Pension and other post-employment benefit liability, before tax	(21.4)	78.9	(3.9)
Deferred income tax asset/liability	7.5	(27.6)	1.4
Pension and other post-employment benefit liability, after tax	(13.9)	51.3	(2.5)
Net change in AOCI, after tax	$1,115.7	$1,621.7	$2,316.2

Unrealized Gain (Loss) on Investments
Changes in unrealized capital gains/losses on securities, including securities pledged and noncredit impairments, as recognized in AOCI, reported net of DAC, VOBA and income taxes, were as follows for the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Net unrealized capital gains/losses arising during the period(1)	$1,386.9	$1,214.5	$1,953.6
Less: reclassification adjustment for gains (losses) and other items included in Net income (loss)(2)	257.3	31.1	(213.6)
Change in deferred tax asset valuation allowance	—	387.0	151.5
Net change in unrealized capital gains/losses on securities	$1,129.6	$1,570.4	$2,318.7
(1) Pre-tax unrealized capital gains/losses arising during the period were $2,101.1, $1,868.6 and $3,004.1 for the years ended December 31, 2012, 2011 and 2010, respectively.
(2) Pre-tax reclassification adjustments for gains/losses and other items included in Net income (loss) were $389.8, $47.8 and $(328.5) for the years ended December 31, 2012, 2011 and 2010, respectively.

Income Taxes (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Schedule of Components of Income Tax Expense (Benefit)
Income tax expense (benefit) consisted of the following for the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Current tax expense (benefit) :
Federal	$51.3	$(18.0)	$(384.0)
State	(5.3)	(22.0)	(15.0)
Total current tax expense (benefit)	46.0	(40.0)	(399.0)
Deferred tax expense (benefit) :
Federal	(49.4)	213.0	568.0
State	(1.8)	2.0	2.0
Total deferred tax expense (benefit)	(51.2)	215.0	570.0
Total income tax expense (benefit)	$(5.2)	$175.0	$171.0

Schedule of Effective Income Tax Rate Reconciliation
Income taxes were different from the amount computed by applying the federal income tax rate to income (loss) before income taxes for the following reasons for the periods indicated:

	Three Months Ended March 31,
	2013	2012
Income (loss) before income taxes	$(214.3)	$(512.9)
Tax rate	35.0%	35.0%
Income tax expense (benefit) at federal statutory rate	(75.0)	(179.5)
Tax effect of:
Valuation allowance	104.2	217.2
Dividend received deduction	(21.9)	(18.6)
Audit settlement	(2.1)	(0.6)
State tax expense (benefit)	4.1	(17.3)
Noncontrolling interest	4.7	5.5
Tax credits	(4.6)	(3.8)
Non-deductible expenses	4.3	4.4
Other	(2.5)	0.6
Income tax expense (benefit)	$11.2	$7.9

Income taxes were different from the amount computed by applying the federal income tax rate to income (loss) before income taxes for the following reasons for the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Income (loss) before income taxes	$606.0	$277.8	$37.8
Tax rate	35.0%	35.0%	35.0%
Income tax expense (benefit) at federal statutory rate	212.1	97.2	13.2
Tax effect of:
Valuation allowance	(48.3)	175.0	547.0
Dividend received deduction	(101.3)	(74.0)	(108.0)
Audit settlement	(4.3)	13.0	(312.0)
Loss on extinguishment of debt	—	—	38.0
State tax expense (benefit)	(8.8)	17.0	(6.0)
Noncontrolling interest	(48.4)	(67.0)	4.0
Tax credits	(19.6)	(19.0)	(19.0)
Non-deductible expenses	14.2	32.0	13.0
Other	(0.8)	0.8	0.8
Income tax expense (benefit)	$(5.2)	$175.0	$171.0

Schedule of Deferred Tax Assets and Liabilities
The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities at December 31, 2012 and 2011, are presented below:

	2012	2011
Deferred tax assets
Loss carryforwards	$1,154.9	$1,901.0
Investments	1,811.1	1,590.0
Insurance reserves	1,967.1	1,594.0
Compensation and benefits	578.7	452.0
Other assets	182.7	246.0
Total gross assets before valuation allowance	5,694.5	5,783.0
Less: Valuation allowance	2,974.1	2,875.0
Assets, net of valuation allowance	2,720.4	2,908.0

Deferred tax liabilities
Net unrealized investment gains	(2,707.9)	(1,861.0)
Deferred policy acquisition costs	(1,045.3)	(1,494.0)
Other liabilities	(9.9)	(66.0)
Total gross liabilities	(3,763.1)	(3,421.0)
Net deferred income tax liability	$(1,042.7)	$(513.0)

Summary of Operating Loss Carryforwards
The following table sets forth the federal, state and capital loss carryforwards for tax purposes at December 31, 2012 and 2011:

	2012	2011
Federal net operating loss carryforward(1)	$2,947.0	$4,084.0
State net operating loss carryforward(1)	2,373.6	1,383.0
Federal tax capital loss carryforward(2)	123.4	880.0
Credit carryforward(3)	191.5	121.0
(1)  Expire between 2017 and 2032.
(2)  Expire between 2013 and 2017.
(3)  Expire between 2013 and 2032.

Schedule of Unrecognized Tax Benefits
Reconciliations of the change in the unrecognized income tax benefits were as follows for the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Balance at beginning of period	$74.0	$197.0	$405.0
Additions for tax positions related to current year	2.4	7.0	7.0
Additions for tax positions related to prior years	1.3	—	118.0
Reductions for tax positions related to prior years	(6.0)	(25.0)	(351.0)
Reductions for settlements with taxing authorities	—	(105.0)	18.0
Reductions for expiring statutes	(10.6)	—	—
Balance at end of period	$61.1	$74.0	$197.0

Employee Benefit Arrangements (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Compensation and Retirement Disclosure [Abstract]
Changes in Projected Benefit Obligations, Fair Value of Plan Assets, and Funded Status of Plan
The following tables set forth a reconciliation of beginning and ending balances of the benefit obligation and fair value of plan assets, as well as the funded status of the Company's defined benefit pension and postretirement healthcare benefit plans for the years ended December 31, 2012 and 2011:

	Pension Plans		Other Postretirement Benefits
	2012	2011	2012	2011
Change in benefit obligation:
Benefit obligations, January 1	$1,945.2	$1,787.7	$46.0	$55.8
Service cost	40.5	37.5	—	(2.1)
Interest cost	90.2	95.0	1.7	2.6
Plan participants' contribution	—	—	0.4	0.2
Net actuarial (gains) losses	233.0	193.0	1.7	(5.4)
Early retiree reinsurance program payments	—	—	—	0.3
Prescription drug subsidies	—	—	—	0.6
Benefits paid	(79.3)	(80.1)	(4.5)	(6.0)
Plan amendments	—	(83.6)	—	—
Settlements	—	(4.3)	—	—
Benefit obligations, December 31	2,229.6	1,945.2	45.3	46.0

Change in plan assets:
Fair value of plan net assets, January 1	1,193.5	993.6	—	—
Actual return on plan assets	155.7	111.2	—	—
Employer contributions	101.8	173.1	4.1	4.9
Plan participants' contributions	—	—	0.4	0.2
Benefits paid	(79.3)	(80.1)	(4.5)	(5.1)
Settlements	—	(4.3)	—	—
Fair value of plan net assets, December 31	1,371.7	1,193.5	—	—
Unfunded status at end of year (1)	$(857.9)	$(751.7)	$(45.3)	$(46.0)
(1) Funded status is not indicative of the Company's ability to pay ongoing pension benefits or of its obligation to fund retirement trusts. Required pension funding is determined in accordance with Employee Retirement Income Security Act regulations.

Schedule of Defined Benefit Plan Amounts Recognized in Balance Sheet and Other Comprehensive Income (Loss)
Amounts recognized on the Consolidated Balance Sheets and AOCI were as follows as of December 31, 2012 and 2011:

	Pension Plans		Other Postretirement Benefits
	2012	2011	2012	2011
Amounts recognized in the Consolidated Balance Sheets consist of:
Accrued benefit cost	$(857.9)	$(751.7)	$(45.3)	$(46.0)
Net amount recognized	$(857.9)	$(751.7)	$(45.3)	$(46.0)

Accumulated other comprehensive loss (income):
Prior service cost (credit)	$(63.0)	$(81.0)	$(28.3)	$(31.7)
Tax effect	22.0	28.3	9.9	11.1
Accumulated other comprehensive loss (income), net of tax	$(41.0)	$(52.7)	$(18.4)	$(20.6)

Schedule of Defined Benefit Plans Disclosures
Information for pension and other postretirement benefit plans with a projected benefit obligation and an accumulated benefit obligation in excess of plan assets was as follows as of December 31, 2012 and 2011:

	Pension Plans		Other Postretirement Benefits
	2012	2011	2012	2011
Projected benefit obligation	$2,229.6	$1,945.2	$45.3	$46.0
Accumulated benefit obligation	2,218.5	1,929.3	N/A	N/A
Fair value of plan assets	1,371.7	1,193.5	—	—

Schedule of Components of Net Periodic Benefit Cost
The components of net periodic benefit cost were as follows for the periods indicated:

	Three Months Ended March 31,
	2013	2012	2013	2012
	Pension Plans		Other Postretirement Benefits
Net Periodic (Benefit) Costs:
Service cost	$11.3	$9.8	$—	$—
Interest cost	22.1	22.5	0.4	0.3
Expected return on plan assets	(25.3)	(22.5)	—	—
Amortization of prior service cost (credit)	(2.6)	(3.0)	(0.9)	(0.8)
Net periodic (benefit) costs	$5.5	$6.8	$(0.5)	$(0.5)

The components of net periodic benefit cost and other changes in plan assets and benefit obligations recognized in Other comprehensive income (loss) were as follows for the years ended December 31, 2012, 2011 and 2010:

	Pension Plans			Other Postretirement Benefits
	2012	2011	2010	2012	2011	2010
Net Periodic (Benefit) Costs:
Service cost	$40.5	$37.5	$38.7	$—	$(2.1)	$—
Interest cost	90.2	95.0	93.2	1.7	2.6	2.7
Expected return on plan assets	(92.6)	(81.6)	(70.3)	—	—	—
Amortization of prior service cost (credit)	(11.1)	(1.3)	0.4	(3.4)	(3.4)	(4.4)
(Gain) loss recognized due to curtailments	(6.9)	—	3.5	—	—	—
Net loss (gain) recognition	170.0	163.3	45.4	1.9	(5.5)	(1.4)
Net periodic (benefit) costs	190.1	212.9	110.9	0.2	(8.4)	(3.1)
Other Changes in Plan Assets and Benefit Obligations Recognized in AOCI:
Prior service cost (credit)	—	(83.6)	—	—	—	—
Amortization of prior service (credit) cost	11.1	1.3	(0.4)	3.4	3.4	4.4
The effect of any curtailment or settlement	6.9	—	(0.1)	—	—	—
Total recognized in AOCI	18.0	(82.3)	(0.5)	3.4	3.4	4.4
Total recognized in net periodic (benefit) costs and AOCI	$208.1	$130.6	$110.4	$3.6	$(5.0)	$1.3

The estimated prior service cost for the pension plans and other postretirement benefit plans are amortized from AOCI into net periodic (benefit) cost. Such amounts included in AOCI and expected to be recognized as components of periodic (benefit) cost in 2013 are as follows:

	Pension Plans	Other Postretirement Benefits
Amortization of prior service cost (credit)	$(10.4)	$(3.4)

Schedule of Assumptions Used
The weighted-average assumptions used in determining net benefit cost were as follows:

	Pension Plans			Other Postretirement Benefits
	2012	2011	2010	2012	2011	2010
Discount rate	4.59%	5.50%	6.00%	4.75%	5.50%	6.00%
Rate of compensation increase	4.00%	4.00%	3.00%	N/A	N/A	N/A
Expected rate of return on plan assets	7.50%	7.50%	8.00%	N/A	N/A	N/A
The weighted-average assumptions used in determining benefit obligations were as follows:

	Pension Plans		Other Postretirement Benefits
	2012	2011	2012	2011
Discount rate	4.05%	4.75%	4.05%	4.75%
Rate of compensation increase	4.00%	4.00%	N/A	N/A

Schedule of Health Care Cost Trend Rates
Assumed healthcare cost trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed healthcare cost trend rates would have the following effects:

	One Percentage Point Increase	One Percentage Point Decrease
Effect on the aggregate of service and interest cost components	$0.1	$(0.1)
Effect on accumulated postretirement benefit obligation	2.4	(2.1)

Schedule of Allocation of Plan Assets
The Company's pension plan’s target allocation range and actual asset allocation by asset category as of December 31, 2012 and 2011 is presented in the table below:

	Actual Asset Allocation
	2012	2011
Equity securities:
Target allocation range	45%-70%	45%-70%
Large-cap domestic	29.4%	27.1%
Small/Mid-cap domestic	6.8%	7.1%
International commingled funds	12.4%	12.2%
Other	4.4%	4.4%
Total equity securities	53.0%	50.8%
Fixed maturities:
Target allocation range	25%-40%	25%-40%
U.S. Treasuries, short term investments, cash and futures	13.8%	12.8%
U.S. government agencies and authorities	5.6%	8.6%
U.S. corporate, state and municipalities	10.7%	7.9%
Foreign securities	1.1%	1.0%
Residential mortgage-backed securities	4.5%	7.1%
Commercial mortgage-backed securities	1.7%	1.3%
Other asset-backed securities	0.2%	0.5%
Total fixed maturities	37.6%	39.2%
Other investments:
Target allocation range	6%-14%	6%-14%
Hedge funds	4.5%	5.2%
Real estate	4.9%	4.8%
Total other investments	9.4%	10.0%
Total	100.0%	100.0%
The fair values of the pension plan assets as of December 31, 2012 by asset class were as follows:

	2012
	Level 1	Level 2	Level 3(1)	Total
Assets
Fixed maturities, short-term investments and cash:
Cash and cash equivalents	$21.8	$—	$—	$21.8
Short-term investment fund(2)	—	178.1	—	178.1
U.S. government securities	77.5	—	—	77.5
U.S. corporate, state and municipalities	1.1	112.8	—	113.9
Foreign securities	—	14.8	—	14.8
Residential mortgage-backed securities	—	61.4	—	61.4
Commercial mortgage-backed securities	—	22.6	—	22.6
Other asset-backed securities	—	2.6	—	2.6
Private placements	—	32.9	—	32.9
Total fixed maturities	100.4	425.2	—	525.6

Equity securities:
Large-cap domestic	402.9	—	—	402.9
Small/Mid-cap domestic	94.0	—	—	94.0
International commingled funds(3)	—	169.6	—	169.6
Limited partnerships(4)	—	—	60.8	60.8
Total equity securities	496.9	169.6	60.8	727.3

Other investments:
Real estate(5)	—	—	67.4	67.4
Limited partnerships(6)	—	—	62.2	62.2
Total other investments	—	—	129.6	129.6
Total assets	$597.3	$594.8	$190.4	$1,382.5

Liabilities
Derivatives	$10.8	$—	—	$10.8
Total Liabilities	$10.8	$—	$—	$10.8

Net, total pension assets	$586.5	$594.8	$190.4	$1,371.7
(1) Level 3 net assets accounted for 13.9% of total net assets measured at fair value on a recurring basis.
(2) This category includes common collective trust funds invested in the EB Temporary Investment Fund of The Bank of New York Mellon (“Short-term Investment Fund”). The Short-term Investment Fund is designed to provide a rate of return by investing in a full range of high-quality, short-term money market securities. Participant's redemptions in the Short-term Investment Fund may be requested by 2 p.m. eastern standard time and are processed by the following day.

(3)
International Commingled funds are comprised of two assets which use NAV to calculate fair value. Baillie Gifford Funds has a balance of $90.7 and uses a bottom up approach to stock picking. In determining the potential of a company, the fund manager analyzes industry background, competitive advantage, management attitudes and financial strength, and valuation. There are no redemption restrictions in the Baillie Gifford Funds. Silchester has a fund balance of $78.9 that has an investment objective to achieve long-term growth primarily by investing in a diversified portfolio of equity securities of companies located in any country other than the United States. Silchester clients may contribute to and redeem monies from the funds on a monthly basis as of the last business day of each month. Clients must notify Silchester at least six business days before the month-end to make a redemption request. Baillie Gifford and Silchester, as a normal course of business, enter into contracts (commitments) that contain indemnifications or warranties. The funds' maximum exposure under these arrangements is unknown, as this would involve future claims that have not yet occurred. Baillie Gifford and Silchester have no unfunded commitments.

(4) Limited partnerships are comprised of two assets which use NAV to calculate fair value. Pantheon Europe has a balance of $15.5 and Pantheon USA has a balance of $45.3. Their strategy is to create a portfolio of high quality private equity funds, operating across Europe and diversified by stage, sector, geography, manager and vintage year. For the year ended December 31, 2012, Pantheon Europe and Pantheon USA have unfunded commitments of $4.0 and $17.1, respectively, and there were no significant redemption restrictions.
(5) UBS Trumbull Property Fund ("UBS") uses the NAV to calculate fair value. UBS has a balance of $67.4 and is an actively managed core portfolio of equity real estate. The Fund has both relative and real return objectives. Its relative performance objective is to outperform the National Council of Real Estate investment Fiduciaries Open-End Diversified Core ("NFI_ODCE") index over any given three-to-five-year period. The Fund's real return performance objective is to achieve at least a 5% real rate of return (i.e., inflation-adjusted return), before advisory fees, over any given three-to-five-year period. Investors may request redemptions of all or a portion of their units as of the end of a calendar quarter by delivering written notice to the Fund at least 60 days prior to the end of the quarter.
(6) Magnitude Institutional, Ltd. ("MIL") has a balance of $62.2 and is designed to realize appreciation in value primarily through the allocation of capital directly and indirectly among investment funds and accounts.There are significant redemption restrictions in the MIL fund.

The fair values of the pension plan assets at December 31, 2011 by asset class were as follows:

	2011
	Level 1	Level 2	Level 3(1)	Total
Assets
Fixed maturities, short term investments and cash:
Cash and cash equivalents	$18.0	$—	$—	$18.0
Short-term investment fund(2)	—	134.1	—	134.1
U.S. government securities	102.7	—	—	102.7
U.S. corporate, state and municipalities	0.3	79.6	—	79.9
Foreign securities	—	12.2	—	12.2
Residential mortgage-backed securities	—	84.9	—	84.9
Commercial mortgage-backed securities	—	15.0	—	15.0
Other asset-backed securities	—	6.1	—	6.1
Private placements	—	14.3	—	14.3
Total fixed maturities	121.0	346.2	—	467.2

Equity securities:
Large-cap domestic	322.8	—	—	322.8
Small/Mid-cap domestic	84.4	—	—	84.4
International commingled funds(3)	—	146.1	—	146.1
Limited partnerships(4)	—	—	52.4	52.4
Total equity securities	407.2	146.1	52.4	605.7

Other investments:
Real estate(5)	—	—	62.0	62.0
Limited partnerships(6)	—	—	57.7	57.7
Derivatives	3.1	—	—	3.1
Total other investments	3.1	—	119.7	122.8
Total assets	$531.3	$492.3	$172.1	$1,195.7

Liabilities
Derivatives	$—	$1.4	$—	$1.4
Other	—	—	0.8	0.8
Total Liabilities	$—	$1.4	$0.8	$2.2

Net, total pension assets	$531.3	$490.9	$171.3	$1,193.5
(1) Level 3 net assets accounted for 14.4% of total net assets measured at fair value on a recurring basis.
(2) This category includes common collective trust funds invested in the Short-term Investment Fund. The Short-term Investment Fund is designed to provide a rate of return by investing in a full range of high-quality, short-term money market securities. Participants redemptions in the Short-term Investment Fund were the result of the normal course of business, the Trustee permitted redemptions in cash. In order to control liquidity and realized losses on the sale of securities in the Short-term Investment Fund, requests for cash redemptions were not permitted where participants desired to exit the Short-term investment fund.
(3) International Commingled funds are comprised of two assets which use NAV to calculate fair value. Baillie Gifford Funds has a balance of $78.9 and uses a bottom up approach to stock picking. In determining the potential of a company, the fund manager analyzes industry background, competitive advantage, management attitudes and financial strength, and valuation. There are no redemption restrictions in the Baillie Gifford Funds. Silchester has a fund balance of $67.2 that has an investment objective to achieve long-term growth primarily by investing in a diversified portfolio of equity securities of companies located in any country other than the United States. Silchester clients may contribute to and redeem moneys from the funds on a monthly basis as of the first business day of each month. Clients must notify Silchester at least six business days before the month-end to make a redemption request. Baillie Gifford and Silchester, as a normal course of business, enter into contracts (commitments) that contain indemnifications or warranties. The funds' maximum exposure under these arrangements is unknown, as this would involve future claims that have not yet occurred. Baillie Gifford and Silchester have no unfunded commitments.
(4) Limited partnerships are comprised of two assets which use NAV to calculate fair value. Pantheon Europe has a balance of $12.8 and Pantheon USA has a balance of $39.6. Their strategy is to create a portfolio of high quality private equity funds, operating across Europe and diversified by stage, sector, geography, manager and vintage year.
(5) UBS Trumbull Property Fund ("UBS") uses the NAV to calculate fair value. UBS has a balance of $62.0 and is an actively managed core portfolio of equity real estate. The Fund has both relative and real return objectives. Its relative performance objective is to outperform the NFI_ODCE index over any given three-to-five-year period. The Fund's real return performance objective is to achieve at least a 5% real rate of return (i.e., inflation-adjusted return), before advisory fees, over any given three-to-five-year period.
(6) MIL has a balance of $57.7 and is designed to realize appreciation in value primarily through the allocation of capital directly and indirectly among investment funds and accounts.

Schedule of Changes in Fair Value of Level 3 Assets and Liabilities
The following table summarizes the change in fair value of the pension plan's Level 3 assets and liabilities and transfers in and out of Level 3 for the years ended December 31, 2012 and 2011:

	2012
	Fair Value as of January 1	Actual Return on Plan Assets		Purchases			Settlements	Transfers in to Level 3	Transfers out of Level 3	Fair Value as of December 31
		Held at Year-end	Sold During Year		Issuances	Sales
Other liabilities	$(0.8)	$—	$—	$—	$—	$0.8	$—	$—	$—	$—
Real estate	62.0	(0.4)	—	5.8	—	—	—	—	—	67.4
Limited partnerships	110.1	9.7	0.3	7.6	—	(4.7)	—	—	—	123.0
	$171.3	$9.3	$0.3	$13.4	$—	$(3.9)	$—	$—	$—	$190.4

	2011
	Fair Value as of January 1	Actual Return on Plan Assets		Purchases			Settlements	Transfers in to Level 3	Transfers out of Level 3	Fair Value as of December 31
		Held at Year-end	Sold During Year		Issuances	Sales
Other liabilities	$(0.9)	$—	$—	$0.1	$—	$—	$—	$—	$—	$(0.8)
Real estate	54.1	2.4	—	5.5	—	—	—	—	—	62.0
Limited partnerships	93.3	4.4	(0.1)	16.0	—	(3.5)	—	—	—	110.1
	$146.5	$6.8	$(0.1)	$21.6	$—	$(3.5)	$—	$—	$—	$171.3

Schedule of Expected Benefit Payments
The expected benefit payments for the Company's pension and postretirement plans to be paid for the years indicated are as follows:

	Pension Benefits	Other Postretirement Benefits Gross
2013	$96.6	$4.7
2014	97.8	4.1
2015	102.7	3.7
2016	107.2	3.2
2017	110.4	2.9
2018-2021	602.1	12.2

Share-based Compensation (Tables)	12 Months Ended
Dec. 31, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Schedule of compensation cost recognized and related income tax benefit for stock based compensation plans
Compensation cost recognized and related income tax benefit for stock based compensation plans for the years ended December 31, 2012, 2011 and 2010 are as follows:

	2012		2011		2010
	Total Compensation Cost Recognized	Income Tax Benefit	Total Compensation Cost Recognized	Income Tax Benefit	Total Compensation Cost Recognized	Income Tax Benefit
Stock options	$5.2	$1.8	$9.3	$3.2	$14.7	$5.1
Restricted shares	14.5	5.1	12.1	4.3	15.5	5.4
Performance shares	36.8	12.9	29.3	10.3	11.3	4.0
DBD shares	9.9	3.5	10.1	3.5	5.8	2.0
Total	$66.4	$23.3	$60.8	$21.3	$47.3	$16.5

Schedule of summary of the stock options, restricted shares, ING Group performance shares, and DBD shares outstanding
The following is a summary of the stock options, restricted shares, ING Group performance shares, and DBD shares outstanding as of December 31, 2012:

	Shares Outstanding
	Stock Options	Restricted Shares	Performance Shares	DBD Shares
Year ended December 31, 2012	19,719,598	3,969,636	8,547,135	2,115,443
Year ended December 31, 2011	23,831,484	4,339,825	6,757,452	1,782,101
Year ended December 31, 2010	27,915,700	4,573,461	4,313,744	953,069

Schedule of summary of unrecognized compensation cost and expected weighted average years remaining until vested
The following is a summary of unrecognized compensation cost and expected weighted average years remaining until vested as of December 31, 2012:

	2012
	Stock Options	Performance Shares	Restricted Share Units	DBD Shares	Total
Unrecognized compensation cost	$0.9	$31.7	$14.3	$6.2	$53.1
Expected weighted average (in years)					1.38

Financing Agreements (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Debt Disclosure [Abstract]
Short-term debt including the weighted average interest rate
The following table summarizes the Company’s short-term debt including the weighted average interest rate on short-term borrowings outstanding as of the dates indicated:

			Weighted Average Rate
	March 31, 2013	December 31, 2012	March 31, 2013	December 31, 2012
Commercial paper	$4.0	$192.0	1.10%	1.22%
Current portion of long-term debt(1)	317.2	872.6	4.19%	2.42%
Total	$321.2	$1,064.6
(1) See "Affiliated Financing Agreements" in the Related Party Transactions Note to these Condensed Consolidated Financial Statements.

The following table summarizes the Company’s short-term debt including the weighted average interest rate on short-term borrowings outstanding as of December 31, 2012 and 2011:

			Weighted Average Rate
	2012	2011	2012	2011
Commercial paper	$192.0	$554.6	1.22%	1.19%
Current portion of long-term debt(1)(2)	872.6	500.0	2.42%	0.49%
Total	$1,064.6	$1,054.6
(1) See the "Credit Facilities" section of this note for information on the Term Loan Agreement of the Senior Credit Facility.
(2) See the "Affiliated Financing Agreements" in the Related Party Transactions note to these Consolidated Financial Statements.

Guaranteed debt obligations
The following amounts guaranteed by ING Group or ING V are included with the Company’s debt obligations as of the dates indicated:

	March 31, 2013	December 31, 2012
Commercial paper	$4.0	$192.0
Lion Connecticut Holdings Inc. debentures(1)	637.2	636.9
Total	$641.2	$828.9
(1) ING Group is guarantor to outstanding legacy debt securities originally issued by Aetna Services, Inc. (formerly Aetna Life and Casualty).

The following amounts guaranteed by ING Group or ING V are included with the Company’s debt obligations as of December 31, 2012 and 2011:

	2012	2011
Commercial paper	$192.0	$554.6
Lion Connecticut Holdings Inc. debentures(1)	636.9	635.8
Total	$828.9	$1,190.4
(1) ING Group is guarantor to outstanding legacy debt securities originally issued by Aetna Services, Inc. (formerly Aetna Life and Casualty).

Long-term debt securities issued and outstanding
The following table summarizes the carrying value of the Company’s long-term debt securities issued and outstanding as of the dates indicated:

	Maturity	March 31, 2013	December 31, 2012
2.20% Syndicated Bank Term Loan, due 2014(1)	04/20/2014	$425.0	$1,350.0
6.75% Lion Connecticut Holdings Inc. debentures, due 2013(2)	09/15/2013	138.5	138.3
7.25% Lion Connecticut Holdings Inc. debentures, due 2023(2)	08/15/2023	158.2	158.1
7.63% Lion Connecticut Holdings Inc. debentures, due 2026(2)	08/15/2026	231.9	231.9
8.42% Equitable of Iowa Companies Capital Trust II Notes, due 2027	04/01/2027	13.9	13.9
6.97% Lion Connecticut Holdings Inc. debentures, due 2036(2)	08/15/2036	108.6	108.6
2.54% Lion Connecticut Holdings Inc. Floating Rate Note, due 2016	04/29/2016	500.0	500.0
1.00% Windsor Property Loan	06/14/2027	4.9	4.9
0.96% Surplus Floating Rate Note	12/31/2037	—	359.3
0.93% Surplus Floating Rate Note(3)	06/30/2037	329.1	329.1
5.5% Senior Notes, due 2022	07/15/2022	849.6	849.6
2.9% Senior Notes, due 2018	02/15/2018	998.3	—
Subtotal		3,758.0	4,043.7
Less: Current portion of long-term debt		317.2	872.6
Total		$3,440.8	$3,171.1
(1) On May 21, 2013, the outstanding loan balance was repaid.
(2) Guaranteed by ING Group.
(3) On April 19, 2013, the note was repaid.

The following table summarizes the carrying value of the Company’s long-term debt securities issued and outstanding as of December 31, 2012 and 2011:

	Maturity	2012	2011
2.21% Syndicated Bank Term Loan, due 2014(1)	04/20/2014	$1,350.0	$—
6.75% Lion Connecticut Holdings Inc. debentures, due 2013(2)	09/15/2013	138.3	137.9
7.25% Lion Connecticut Holdings Inc. debentures, due 2023(2)	08/15/2023	158.1	157.6
7.63% Lion Connecticut Holdings Inc. debentures, due 2026(2)	08/15/2026	231.9	231.6
8.42% Equitable of Iowa Companies Capital Trust II notes, due 2027	04/01/2027	13.9	14.0
6.97% Lion Connecticut Holdings Inc. debentures, due 2036(2)	08/15/2036	108.6	108.7
2.56% Lion Connecticut Holdings Inc. Floating Rate Note, due 2016(3)	04/29/2016	500.0	500.0
1.00% Windsor Property Loan	06/14/2027	4.9	4.9
0.96% Surplus Floating Rate Note(4)	12/31/2037	359.3	359.3
0.96% Surplus Floating Rate Note	06/30/2037	329.1	329.1
5.5% Senior Notes, due 2022	07/15/2022	849.6	—
Subtotal		4,043.7	1,843.1
Less: Current portion of long-term debt		872.6	500.0
Total		$3,171.1	$1,343.1
(1) See the "Credit Facilities" section of this note for information on the Term Loan Agreement of the Senior Credit Facility.
(2) Guaranteed by ING Group.
(3) See the "Affiliated Financing Agreements" in the Related Party Transactions note to these Consolidated Financial Statements.
(4) On January 3, 2013, the note was repaid. See the "Surplus Notes" section of this note below.

Future principal payments of long-term debt
Aggregate amounts of future principal payments of long-term debt for the next five years and thereafter are as follows:

2013(1)	$—
2014	975.0
2015	—
2016	500.0
2017	—
Thereafter	1,703.1
Total	$3,178.1
(1) Excludes current portion of long-term debt.

Credit facilities
The following table outlines the Company's credit facilities, their dates of expiration, capacity and utilization as of March 31, 2013:

	Secured/ Unsecured	Committed/ Uncommitted	Expiration	Capacity	Utilization	Unused Commitment
Obligor / Applicant
ING U.S., Inc.(1) (2)	Unsecured	Committed	4/20/2015	$3,500.0	$2,220.8	$1,279.2
ING U.S., Inc. / Security Life of Denver International Limited, Roaring River LLC(1)	Unsecured	Uncommitted	2/28/2013	1,605.0	15.0	—
Security Life of Denver International Limited(1)(3)	Unsecured	Uncommitted	12/31/2031	1,500.0	1,500.0	—
ING U.S., Inc. / Security Life of Denver International Limited	Unsecured	Committed	8/19/2021	750.0	750.0	—
ING U.S., Inc. / Security Life of Denver International Limited	Unsecured	Committed	11/9/2021	750.0	750.0	—
Security Life of Denver International Limited(1)	Unsecured	Committed	12/31/2013	825.0	825.0	—
ING U.S., Inc. / Security Life of Denver International Limited	Unsecured	Committed	12/27/2022	500.0	500.0	—
ING U.S., Inc. / Security Life of Denver International Limited(1)	Unsecured	Uncommitted	6/30/2013	300.0	225.6	—
ReliaStar Life Insurance Company	Secured	Committed	Conditional	265.0	265.0	—
ING U.S., Inc. / Security Life of Denver International Limited	Unsecured	Committed	12/31/2025	475.0	475.0	—
ING U.S., Inc.	Unsecured	Uncommitted	Various dates	2.1	2.1	—
ING U.S., Inc.	Secured	Uncommitted	Various dates	10.0	4.7	—
ING U.S., Inc. / Roaring River III LLC	Unsecured	Committed	6/30/2022	1,151.2	488.0	663.2
ING U.S., Inc. / Roaring River II LLC	Unsecured	Committed	12/31/2019	995.0	485.0	510.0
Total				$12,628.3	$8,506.2	$2,452.4

Secured facilities				$275.0	$269.7	$—
Unsecured and uncommitted				3,407.1	1,742.7	—
Unsecured and committed				8,946.2	6,493.8	2,452.4
Total				$12,628.3	$8,506.2	$2,452.4

ING Bank				$4,480.0	$2,724.2	$91.4
(1) Refer to the Related Party Transactions Note to these Condensed Consolidated Financial Statements for information.
(2) On April 16, 2013, $305.0 of additional LOCs were issued to replace the WWIII Note which was cancelled.
(3) On May 14, 2013, the $1.5 billion contingent capital LOC facility was terminated. See the Subsequent Events Note to these Condensed Consolidated Financial Statements.

The following table outlines the Company's credit facilities, their dates of expiration, capacity and utilization as of December 31, 2012:

	Secured/ Unsecured	Committed/ Uncommitted	Expiration	Capacity	Utilization	Unused Commitment
Obligor / Applicant
ING U.S., Inc.(1)	Unsecured	Committed	4/20/2015	$3,500.0	$1,953.8	$1,546.2
ING U.S., Inc. / Security Life of Denver International Limited, Roaring River LLC(1)	Unsecured	Uncommitted	2/28/2013	1,605.0	30.1	—
Security Life of Denver International Limited(1)	Unsecured	Uncommitted	12/31/2031	1,500.0	1,500.0	—
ING U.S., Inc. / Security Life of Denver International Limited	Unsecured	Committed	8/19/2021	750.0	750.0	—
ING U.S., Inc. / Security Life of Denver International Limited	Unsecured	Committed	11/9/2021	750.0	750.0	—
Security Life of Denver International Limited(1)	Unsecured	Committed	12/31/2013	825.0	825.0	—
ING U.S., Inc. / Security Life of Denver International Limited	Unsecured	Committed	12/27/2022	500.0	500.0	—
ING U.S., Inc. / Security Life of Denver International Limited(1) (2)	Unsecured	Uncommitted	6/30/2013	300.0	225.6	—
ReliaStar Life Insurance Company	Secured	Committed	Conditional	265.0	265.0	—
ING U.S., Inc. / Security Life of Denver International Limited	Unsecured	Committed	12/31/2025	475.0	475.0	—
ING U.S., Inc.	Unsecured	Uncommitted	Various dates	2.1	2.1	—
ING U.S., Inc.	Secured	Uncommitted	Various dates	10.0	4.7	—
ING U.S., Inc. / Roaring River III LLC	Unsecured	Committed	6/30/2022	1,151.2	445.0	706.2
ING U.S., Inc. / Roaring River II LLC	Unsecured	Committed	12/31/2019	995.0	465.0	530.0
Total				$12,628.3	$8,191.3	$2,782.4

Secured facilities				$275.0	$269.7	$—
Unsecured and uncommitted				3,407.1	1,757.8	—
Unsecured and committed				8,946.2	6,163.8	2,782.4
Total				$12,628.3	$8,191.3	$2,782.4

ING Bank				$4,480.0	$2,720.2	$110.4
(1) Refer to the Related Party Transactions note to these Consolidated Financial Statements for information.
(2) This facility was amended on October 4, 2012 to extend the availability to issue LOCs until June 30, 2013.

Commitments and Contingencies (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Schedule of Restricted Assets
The components of the fair value of the restricted assets were as follows as of the dates indicated:

	March 31, 2013	December 31, 2012
Fixed maturity collateral pledged to FHLB	$3,404.8	$3,400.9
FHLB restricted stock(1)	144.4	144.6
Other fixed maturities-state deposits	287.4	262.1
Securities pledged(2)	1,774.7	1,605.5
Total restricted assets	$5,611.3	$5,413.1
(1) Included in Other investments in the Condensed Consolidated Balance Sheets.
(2) Includes the fair value of loaned securities of $804.8 and $601.8 as of March 31, 2013 and December 31, 2012, respectively, which is included in Securities pledged on the Condensed Consolidated Balance Sheets. In addition, as of March 31, 2013 and December 31, 2012, the Company delivered securities as collateral of $969.8 and $1.0 billion, respectively, which was included in Securities pledged in the Condensed Consolidated Balance Sheets.

The components of the fair value of the restricted assets were as follows as of December 31, 2012 and 2011:

	2012	2011
Fixed maturity collateral pledged to FHLB	$3,400.9	$4,106.5
FHLB restricted stock(1)	144.6	172.9
Other fixed maturities-state deposits	262.1	260.8
Securities pledged(2)	1,605.5	2,253.5
Total restricted assets	$5,413.1	$6,793.7
(1)Reported in Other investments on the Consolidated Balance Sheets.
(2) Includes the fair value of loaned securities of $601.8 and $1.0 billion as of December 31, 2012 and 2011, respectively, which is included in Securities pledged on the Consolidated Balance Sheets.

Related Party Transactions (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Related Party Transactions [Abstract]
Schedule of Related Party Transactions
The following tables summarize income and expense from transactions with related parties for the periods indicated:

	Three Months Ended March 31,
	2013		2012
	Income	Expense	Income	Expense
ING V	$0.4	$3.3	$0.5	$0.8
ING Group	4.2	5.0	—	10.0
ING Bank	(0.4)	18.4	10.6	33.4
Other	3.6	3.7	3.8	1.5
Total	$7.8	$30.4	$14.9	$45.7

Assets and liabilities from transactions with related parties as of the dates indicated are shown in the following table:

	March 31, 2013		December 31, 2012
	Assets	Liabilities	Assets	Liabilities
ING V	$0.4	$501.9	$0.3	$501.9
ING Group	9.5	0.8	3.4	0.1
ING Bank	36.3	43.5	33.6	33.6
Other	3.6	1.8	2.2	1.1
Total	$49.8	$548.0	$39.5	$536.7

The following tables summarize income and expense from transactions with related parties for the years ended December 31, 2012, 2011 and 2010:

	2012		2011		2010
	Income	Expense	Income	Expense	Income	Expense
ING V	$1.8	$13.5	$11.1	$38.9	$(36.6)	$115.2
ING Group	13.9	8.2	—	78.1	—	78.3
ING Bank	35.5	104.6	367.9	67.1	(106.5)	91.0
Other	10.5	7.9	18.4	20.7	17.6	13.3
Total	$61.7	$134.2	$397.4	$204.8	$(125.5)	$297.8

Assets and liabilities from transactions with related parties as of December 31, 2012 and 2011 are shown in the following table:

	2012		2011
	Assets	Liabilities	Assets	Liabilities
ING V	$0.3	$501.9	$0.4	$502.1
ING Group	3.4	0.1	0.4	—
ING Bank	33.6	33.6	13.7	14.7
Other	2.2	1.1	9.7	1.1
Total	$39.5	$536.7	$24.2	$517.9

Consolidated Investment Entities (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Condensed Financial Statements, Captions [Line Items]
Schedule of Condensed Consolidating Balance Sheets
ING U.S., Inc.
Condensed Consolidating Balance Sheet
March 31, 2013
(In millions)

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Assets:
Investments:
Fixed maturities, available-for-sale, at fair value	—	—	70,638.3	(15.4)	70,622.9
Fixed maturities, at fair value using the fair value option	—	—	2,675.8	—	2,675.8
Equity securities, available-for-sale, at fair value	69.8	5.5	207.0	—	282.3
Short-term investments	—	—	2,992.1	—	2,992.1
Mortgage loans on real estate, net of valuation allowance	—	—	8,949.4	—	8,949.4
Policy loans	—	—	2,204.4	—	2,204.4
Limited partnerships/corporations	—	—	468.5	—	468.5
Derivatives	109.4	—	2,119.6	(152.0)	2,077.0
Investments in subsidiaries	15,233.9	13,709.3	—	(28,943.2)	—
Other investments	—	0.4	166.3	—	166.7
Securities pledged	—	—	1,774.7	—	1,774.7
Total investments	15,413.1	13,715.2	92,196.1	(29,110.6)	92,213.8
Cash and cash equivalents	384.2	0.3	2,403.2	—	2,787.7
Short-term investments under securities loan agreements, including collateral delivered	—	—	863.5	—	863.5
Accrued investment income	—	—	900.8	—	900.8
Reinsurance recoverable	—	—	7,151.0	—	7,151.0
Deferred policy acquisition costs, Value of business acquired	—	—	4,019.6	—	4,019.6
Sales inducements to contract holders	—	—	235.5	—	235.5
Goodwill and other intangible assets	—	—	341.8	—	341.8
Loans to subsidiaries and affiliates	111.9	68.6	275.0	(455.5)	—
Due from subsidiaries and affiliates	15.1	4.5	1.8	(21.4)	—
Other assets	37.0	—	1,091.2	—	1,128.2
Assets related to consolidated investment entities:
Limited partnerships/corporations, at fair value	—	—	2,980.7	—	2,980.7
Cash and cash equivalents	—	—	1,054.8	—	1,054.8
Corporate loans, at fair value using the fair value option	—	—	4,043.1	—	4,043.1
Other assets	—	—	31.2	—	31.2
Assets held in separate accounts	—	—	103,098.3	—	103,098.3
Total assets	15,961.3	13,788.6	220,687.6	(29,587.5)	220,850.0

ING U.S., Inc.
Condensed Consolidating Balance Sheet
March 31, 2013
(In millions)

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Liabilities and Shareholder's Equity:
Future policy benefits	—	—	15,061.5	—	15,061.5
Contract owner account balances	—	—	70,813.6	—	70,813.6
Payables under securities loan agreement, including collateral held	—	—	1,348.8	—	1,348.8
Short-term debt	525.7	138.4	111.9	(454.8)	321.2
Long-term debt	2,094.1	1,014.2	347.9	(15.4)	3,440.8
Funds held under reinsurance agreements	—	—	1,170.8	—	1,170.8
Derivatives	59.6	—	1,763.0	(152.0)	1,670.6
Pension and other post-employment provisions	—	—	906.6	—	906.6
Current income taxes	(12.7)	12.0	13.9	—	13.2
Deferred income taxes	(135.8)	—	1,057.4	—	921.6
Due to subsidiaries and affiliates	0.6	1.2	19.6	(21.4)	—
Other liabilities	38.7	7.5	1,185.8	(0.7)	1,231.3
Liabilities related to consolidated investment entities:
Collateralized loan obligations notes, at fair value using the fair value option	—	—	4,448.1	—	4,448.1
Other liabilities	—	—	804.7	—	804.7
Liabilities related to separate accounts	—	—	103,098.3	—	103,098.3
Total liabilities	2,570.2	1,173.3	202,151.9	(644.3)	205,251.1
Shareholder's equity:
Total ING U.S., Inc. shareholder's equity	13,391.1	12,615.3	16,327.9	(28,943.2)	13,391.1
Noncontrolling interest	—	—	2,207.8	—	2,207.8
Total shareholder's equity	13,391.1	12,615.3	18,535.7	(28,943.2)	15,598.9
Total liabilities and shareholder's equity	15,961.3	13,788.6	220,687.6	(29,587.5)	220,850.0

ING U.S., Inc.
Condensed Consolidating Balance Sheet
December 31, 2012
(In millions)

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Assets:
Investments:
Fixed maturities, available-for-sale, at fair value	—	—	70,925.7	(15.4)	70,910.3
Fixed maturities, at fair value using the fair value option	—	—	2,771.3	—	2,771.3
Equity securities, available-for-sale, at fair value	63.9	20.1	256.1	—	340.1
Short-term investments	—	—	5,991.2	—	5,991.2
Mortgage loans on real estate, net of valuation allowance	—	—	8,662.3	—	8,662.3
Policy loans	—	—	2,200.3	—	2,200.3
Limited partnerships/corporations	—	—	465.1	—	465.1
Derivatives	117.7	—	2,410.5	(153.7)	2,374.5
Investments in subsidiaries	15,715.1	14,044.3	—	(29,759.4)	—
Other investments	—	0.4	166.6	—	167.0
Securities pledged	—	—	1,605.5	—	1,605.5
Total investments	15,896.7	14,064.8	95,454.6	(29,928.5)	95,487.6
Cash and cash equivalents	357.5	0.4	1,428.9	—	1,786.8
Short-term investments under securities loan agreements, including collateral delivered	—	—	664.0	—	664.0
Accrued investment income	—	—	863.5	—	863.5
Reinsurance recoverable	—	—	7,379.3	—	7,379.3
Deferred policy acquisition costs, Value of business acquired	—	—	3,656.3	—	3,656.3
Sales inducements to contract holders	—	—	212.7	—	212.7
Goodwill and other intangible assets	—	—	348.5	—	348.5
Loans to subsidiaries and affiliates	77.0	58.0	261.4	(396.4)	—
Due from subsidiaries and affiliates	16.5	1.5	24.6	(42.6)	—
Other assets	35.8	—	1,326.7	—	1,362.5
Assets related to consolidated investment entities:
Limited partnerships/corporations, at fair value	—	—	2,931.2	—	2,931.2
Cash and cash equivalents	—	—	440.8	—	440.8
Corporate loans, at fair value using the fair value option	—	—	3,559.3	—	3,559.3
Other assets	—	—	34.3	—	34.3
Assets held in separate accounts	—	—	97,667.4	—	97,667.4
Total assets	16,383.5	14,124.7	216,253.5	(30,367.5)	216,394.2

ING U.S., Inc.
Condensed Consolidating Balance Sheet
December 31, 2012
(In millions)

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Liabilities and Shareholder's Equity:
Future policy benefits	—	—	15,493.6	—	15,493.6
Contract owner account balances	—	—	70,562.1	—	70,562.1
Payables under securities loan agreement, including collateral held	—	—	1,509.8	—	1,509.8
Short-term debt	886.1	138.3	436.3	(396.1)	1,064.6
Long-term debt	1,824.6	1,014.1	347.8	(15.4)	3,171.1
Funds held under reinsurance agreements	—	—	1,236.6	—	1,236.6
Derivatives	59.3	—	2,038.6	(153.7)	1,944.2
Pension and other post-employment provisions	—	—	903.2	—	903.2
Current income taxes	(221.1)	7.2	225.6	—	11.7
Deferred income taxes	(127.4)	0.2	1,169.9	—	1,042.7
Due to subsidiaries and affiliates	23.1	1.5	18.0	(42.6)	—
Other liabilities	64.0	19.0	1,521.5	(0.3)	1,604.2
Liabilities related to consolidated investment entities:
Collateralized loan obligations notes, at fair value using the fair value option	—	—	3,829.4	—	3,829.4
Other liabilities	—	—	292.4	—	292.4
Liabilities related to separate accounts	—	—	97,667.4	—	97,667.4
Total liabilities	2,508.6	1,180.3	197,252.2	(608.1)	200,333.0
Shareholder's equity:
Total ING U.S., Inc. shareholder's equity	13,874.9	12,944.4	16,815.0	(29,759.4)	13,874.9
Noncontrolling interest	—	—	2,186.3	—	2,186.3
Total shareholder's equity	13,874.9	12,944.4	19,001.3	(29,759.4)	16,061.2
Total liabilities and shareholder's equity	16,383.5	14,124.7	216,253.5	(30,367.5)	216,394.2

ING

Condensed Consolidating Balance Sheet
December 31, 2012

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Assets:
Investments:
Fixed maturities, available-for-sale, at fair value	—	—	70,925.7	(15.4)	70,910.3
Fixed maturities, at fair value using the fair value option	—	—	2,771.3	—	2,771.3
Equity securities, available-for-sale, at fair value	63.9	20.1	256.1	—	340.1
Short-term investments	—	—	5,991.2	—	5,991.2
Mortgage loans on real estate, net of valuation allowance	—	—	8,662.3	—	8,662.3
Policy loans	—	—	2,200.3	—	2,200.3
Limited partnerships/corporations	—	—	465.1	—	465.1
Derivatives	117.7	—	2,410.5	(153.7)	2,374.5
Investments in subsidiaries	15,715.1	14,044.3	—	(29,759.4)	—
Other investments	—	0.4	166.6	—	167.0
Securities pledged	—	—	1,605.5	—	1,605.5
Total investments	15,896.7	14,064.8	95,454.6	(29,928.5)	95,487.6
Cash and cash equivalents	357.5	0.4	1,428.9	—	1,786.8
Short-term investments under securities loan agreements, including collateral delivered	—	—	664.0	—	664.0
Accrued investment income	—	—	863.5	—	863.5
Reinsurance recoverable	—	—	7,379.3	—	7,379.3
Deferred policy acquisition costs, Value of business acquired	—	—	3,656.3	—	3,656.3
Sales inducements to contract holders	—	—	212.7	—	212.7
Goodwill and other intangible assets	—	—	348.5	—	348.5
Loans to subsidiaries and affiliates	77.0	58.0	261.4	(396.4)	—
Due from subsidiaries and affiliates	16.5	1.5	24.6	(42.6)	—
Other assets	35.8	—	1,326.7	—	1,362.5
Assets related to consolidated investment entities:
Limited partnerships/corporations, at fair value	—	—	2,931.2	—	2,931.2
Cash and cash equivalents	—	—	440.8	—	440.8
Corporate loans, at fair value using the fair value option	—	—	3,559.3	—	3,559.3
Other assets	—	—	34.3	—	34.3
Assets held in separate accounts	—	—	97,667.4	—	97,667.4
Total assets	16,383.5	14,124.7	216,253.5	(30,367.5)	216,394.2
Condensed Consolidating Balance Sheet (Continued)
December 31, 2012

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Liabilities and Shareholder's Equity:
Future policy benefits	—	—	15,493.6	—	15,493.6
Contract owner account balances	—	—	70,562.1	—	70,562.1
Payables under securities loan agreement, including collateral held	—	—	1,509.8	—	1,509.8
Short-term debt	886.1	138.3	436.3	(396.1)	1,064.6
Long-term debt	1,824.6	1,014.1	347.8	(15.4)	3,171.1
Funds held under reinsurance agreements	—	—	1,236.6	—	1,236.6
Derivatives	59.3	—	2,038.6	(153.7)	1,944.2
Pension and other post-employment provisions	—	—	903.2	—	903.2
Current income taxes	(221.1)	7.2	225.6	—	11.7
Deferred income taxes	(127.4)	0.2	1,169.9	—	1,042.7
Due to subsidiaries and affiliates	23.1	1.5	18.0	(42.6)	—
Other liabilities	64.0	19.0	1,521.5	(0.3)	1,604.2
Liabilities related to consolidated investment entities:
Collateralized loan obligations notes, at fair value using the fair value option	—	—	3,829.4	—	3,829.4
Other liabilities	—	—	292.4	—	292.4
Liabilities related to separate accounts	—	—	97,667.4	—	97,667.4
Total liabilities	2,508.6	1,180.3	197,252.2	(608.1)	200,333.0
Shareholder's equity:
Total ING U.S., Inc. shareholder's equity	13,874.9	12,944.4	16,815.0	(29,759.4)	13,874.9
Noncontrolling interest	—	—	2,186.3	—	2,186.3
Total shareholder's equity	13,874.9	12,944.4	19,001.3	(29,759.4)	16,061.2
Total liabilities and shareholder's equity	16,383.5	14,124.7	216,253.5	(30,367.5)	216,394.2

Condensed Consolidating Balance Sheet
December 31, 2011

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Assets:
Investments:
Fixed maturities, available-for-sale, at fair value	—	—	67,421.1	(15.5)	67,405.6
Fixed maturities, at fair value using the fair value option	—	—	3,010.3	—	3,010.3
Equity securities, available-for-sale, at fair value	69.4	11.6	272.8	—	353.8
Short-term investments	—	—	3,572.7	—	3,572.7
Mortgage loans on real estate, net of valuation allowance	—	—	8,691.1	—	8,691.1
Loan - Dutch State obligation	—	—	1,792.7	—	1,792.7
Policy loans	—	—	2,263.9	—	2,263.9
Limited partnerships/corporations	—	—	599.6	—	599.6
Derivatives	137.1	—	2,701.8	(178.0)	2,660.9
Investments in subsidiaries	14,867.0	13,421.5	—	(28,288.5)	—
Other investments	—	1.7	213.4	—	215.1
Securities pledged	—	—	2,253.5	—	2,253.5
Total investments	15,073.5	13,434.8	92,792.9	(28,482.0)	92,819.2
Cash and cash equivalents	1.3	0.6	636.1	—	638.0
Short-term investments under securities loan agreements, including collateral delivered	—	—	1,075.9	—	1,075.9
Accrued investment income	—	—	881.7	—	881.7
Reinsurance recoverable	—	—	7,723.4	—	7,723.4
Deferred policy acquisition costs, Value of business acquired	—	—	4,352.3	—	4,352.3
Sales inducements to contract holders	—	—	307.3	—	307.3
Current income taxes	(214.0)	(25.3)	265.3	—	26.0
Goodwill and other intangible assets	—	—	382.5	—	382.5
Loans to subsidiaries and affiliates	179.4	24.5	2,332.4	(2,536.3)	—
Due from subsidiaries and affiliates	6.3	0.1	16.5	(22.9)	—
Other assets	55.7	6.8	1,413.8	—	1,476.3
Assets related to consolidated investment entities:
Limited partnerships/corporations, at fair value	—	—	2,860.3	—	2,860.3
Cash and cash equivalents	—	—	137.0	—	137.0
Corporate loans, at fair value using the fair value option	—	—	2,162.9	—	2,162.9
Other assets	—	—	15.5	—	15.5
Assets held in separate accounts	—	—	88,714.5	—	88,714.5
Total assets	15,102.2	13,441.5	206,070.3	(31,041.2)	203,572.8

Condensed Consolidating Balance Sheet (Continued)
December 31, 2011

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Liabilities and Shareholder's Equity:
Future policy benefits	—	—	15,626.7	—	15,626.7
Contract owner account balances	—	—	72,731.7	—	72,731.7
Payables under securities loan agreement, including collateral held	—	—	1,781.8	—	1,781.8
Short-term debt	2,911.0	500.0	179.5	(2,535.9)	1,054.6
Long-term debt	—	651.3	707.3	(15.5)	1,343.1
Funds held under reinsurance agreements	—	—	1,307.6	—	1,307.6
Derivatives	71.5	—	2,062.3	(178.0)	1,955.8
Pension and other post-employment provisions	—	—	797.7	—	797.7
Deferred income taxes	(263.0)	—	776.0	—	513.0
Due to subsidiaries and affiliates	16.2	0.3	6.4	(22.9)	—
Other liabilities	12.6	17.6	1,533.8	(0.4)	1,563.6
Liabilities related to consolidated investment entities:
Collateralized loan obligations notes, at fair value using the fair value option	—	—	2,057.1	—	2,057.1
Other liabilities	—	—	199.5	—	199.5
Liabilities related to separate accounts	—	—	88,714.5	—	88,714.5
Total liabilities	2,748.3	1,169.2	188,481.9	(2,752.7)	189,646.7
Shareholder's equity:
Total ING U.S., Inc. shareholder's equity	12,353.9	12,272.3	16,016.2	(28,288.5)	12,353.9
Noncontrolling interest	—	—	1,572.2	—	1,572.2
Total shareholder's equity	12,353.9	12,272.3	17,588.4	(28,288.5)	13,926.1
Total liabilities and shareholder's equity	15,102.2	13,441.5	206,070.3	(31,041.2)	203,572.8

Schedule of Condensed Consolidating Statement of Operations
ING U.S., Inc.
Condensed Consolidating Statement of Operations
For the Three Months Ended March 31, 2013
(In millions)

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Revenues:
Net investment income	25.0	0.1	1,174.3	(0.7)	1,198.7
Fee income	—	—	891.9	—	891.9
Premiums	—	—	471.9	—	471.9
Net realized gains (losses):
Total other-than-temporary impairments	—	—	(11.6)	—	(11.6)
Less: Portion of other-than-temporary impairments recognized in Other comprehensive income (loss)	—	—	(0.6)	—	(0.6)
Net other-than-temporary impairments recognized in earnings	—	—	(11.0)	—	(11.0)
Other net realized capital gains (losses)	—	—	(863.8)	—	(863.8)
Total net realized capital gains (losses)	—	—	(874.8)	—	(874.8)
Other revenue	2.1	0.3	96.1	(2.9)	95.6
Income (loss) related to consolidated investment entities:
Net investment income (loss)	—	—	44.2	—	44.2
Changes in fair value related to collateralized loan obligations	—	—	(8.9)	—	(8.9)
Total revenues	27.1	0.4	1,794.7	(3.6)	1,818.6
Benefits and expenses:					—
Policyholder benefits	—	—	540.5	—	540.5
Interest credited to contract owner account balance	—	—	520.9	—	520.9
Operating expenses	2.7	—	759.3	(2.9)	759.1
Net amortization of deferred policy acquisition costs and value of business acquired	—	—	130.5	—	130.5
Interest expense	27.4	15.5	2.2	(0.7)	44.4
Operating expenses related to consolidated investment entities:
Interest expense	—	—	36.8	—	36.8
Other expense	—	—	0.7	—	0.7
Total benefits and expenses	30.1	15.5	1,990.9	(3.6)	2,032.9
Income (loss) before income taxes	(3.0)	(15.1)	(196.2)	—	(214.3)
Income tax expense (benefit)	(2.0)	(5.7)	18.9	—	11.2
Net income (loss) before equity in earnings (losses) of unconsolidated affiliates	(1.0)	(9.4)	(215.1)	—	(225.5)
Equity in earnings (losses) of subsidiaries, net of tax	(211.0)	(219.4)	—	430.4	—
Net income (loss) including noncontrolling interest	(212.0)	(228.8)	(215.1)	430.4	(225.5)
Less: Net income (loss) attributable to noncontrolling interest	—	—	(13.5)	—	(13.5)
Net income (loss) available to ING U.S., Inc.'s common shareholder	(212.0)	(228.8)	(201.6)	430.4	(212.0)
ING U.S., Inc.
Condensed Consolidating Statement of Operations
For the Three Months Ended March 31, 2012
(In millions)

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Revenues:
Net investment income	0.4	0.1	1,278.9	(2.0)	1,277.4
Fee income	—	—	889.0	—	889.0
Premiums	—	—	461.6	—	461.6
Net realized gains (losses):
Total other-than-temporary impairments	—	—	(7.3)	—	(7.3)
Less: Portion of other-than-temporary impairments recognized in Other comprehensive income (loss)	—	—	(0.4)	—	(0.4)
Net other-than-temporary impairments recognized in earnings	—	—	(6.9)	—	(6.9)
Other net realized capital gains (losses)	—	—	(1,243.0)	—	(1,243.0)
Total net realized capital gains (losses)	—	—	(1,249.9)	—	(1,249.9)
Other revenue	3.9	—	86.5	(1.4)	89.0
Income (loss) related to consolidated investment entities:
Net investment income (loss)	—	—	34.9	—	34.9
Changes in fair value related to collateralized loan obligations	—	—	(16.7)	—	(16.7)
Total revenues	4.3	0.1	1,484.3	(3.4)	1,485.3
Benefits and expenses:					—
Policyholder benefits	—	—	448.1	—	448.1
Interest credited to contract owner account balance	—	—	570.1	—	570.1
Operating expenses	3.2	—	757.6	(1.4)	759.4
Net amortization of deferred policy acquisition costs and value of business acquired	—	—	173.7	—	173.7
Interest expense	5.5	13.0	7.8	(2.0)	24.3
Operating expenses related to consolidated investment entities:
Interest expense	—	—	22.2	—	22.2
Other expense	—	—	0.4	—	0.4
Total benefits and expenses	8.7	13.0	1,979.9	(3.4)	1,998.2
Income (loss) before income taxes	(4.4)	(12.9)	(495.6)	—	(512.9)
Income tax expense (benefit)	4.8	(0.8)	31.9	(28.0)	7.9
Net income (loss) before equity in earnings (losses) of unconsolidated affiliates	(9.2)	(12.1)	(527.5)	28.0	(520.8)
Equity in earnings (losses) of subsidiaries, net of tax	(496.0)	123.6	—	372.4	—
Net income (loss) including noncontrolling interest	(505.2)	111.5	(527.5)	400.4	(520.8)
Less: Net income (loss) attributable to noncontrolling interest	—	—	(15.6)	—	(15.6)
Net income (loss) available to ING U.S., Inc.'s common shareholder	(505.2)	111.5	(511.9)	400.4	(505.2)
ING

Condensed Consolidating Statement of Operations
For the Year Ended December 31, 2012

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Revenues:
Net investment income	2.4	1.9	4,698.3	(4.7)	4,697.9
Fee income	—	—	3,515.4	—	3,515.4
Premiums	—	—	1,861.1	—	1,861.1
Net realized gains (losses):
Total other-than-temporary impairments	—	—	(74.1)	—	(74.1)
Less: Portion of other-than-temporary impairments recognized in Other comprehensive income (loss)	—	—	(19.0)	—	(19.0)
Net other-than-temporary impairments recognized in earnings	—	—	(55.1)	—	(55.1)
Other net realized capital gains (losses)	—	—	(1,225.7)	—	(1,225.7)
Total net realized capital gains (losses)	—	—	(1,280.8)	—	(1,280.8)
Other revenue	12.5	0.7	373.7	(8.4)	378.5
Income (loss) related to consolidated investment entities:
Net investment income (loss)	—	—	556.6	—	556.6
Changes in fair value related to collateralized loan obligations	—	—	(113.4)	—	(113.4)
Total revenues	14.9	2.6	9,610.9	(13.1)	9,615.3
Benefits and expenses:
Policyholder benefits	—	—	2,613.5	—	2,613.5
Interest credited to contract owner account balance	—	—	2,248.1	—	2,248.1
Operating expenses	30.5	1.2	3,131.7	(8.4)	3,155.0
Net amortization of deferred policy acquisition costs and value of business acquired	—	—	722.3	—	722.3
Interest expense	74.1	61.4	22.9	(4.7)	153.7
Operating expenses related to consolidated investment entities:
Interest expense	—	—	106.4	—	106.4
Other expense	—	—	10.3	—	10.3
Total benefits and expenses	104.6	62.6	8,855.2	(13.1)	9,009.3
Income (loss) before income taxes	(89.7)	(60.0)	755.7	—	606.0
Income tax expense (benefit)	(349.4)	(1.2)	395.9	(50.5)	(5.2)
Net income (loss) before equity in earnings (losses) of unconsolidated affiliates	259.7	(58.8)	359.8	50.5	611.2
Equity in earnings (losses) of subsidiaries, net of tax	213.3	811.1	—	(1,024.4)	—
Net income (loss) including noncontrolling interest	473.0	752.3	359.8	(973.9)	611.2
Less: Net income (loss) attributable to noncontrolling interest	—	—	138.2	—	138.2
Net income (loss) available to ING U.S., Inc.'s common shareholder	473.0	752.3	221.6	(973.9)	473.0

Condensed Consolidating Statement of Operations
For the Year Ended December 31, 2011

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Revenues:
Net investment income	10.9	1.8	4,968.5	(12.4)	4,968.8
Fee income	—	—	3,603.6	—	3,603.6
Premiums	—	—	1,770.0	—	1,770.0
Net realized gains (losses):
Total other-than-temporary impairments	—	—	(550.6)	—	(550.6)
Less: Portion of other-than-temporary impairments recognized in Other comprehensive income (loss)	—	—	(47.9)	—	(47.9)
Net other-than-temporary impairments recognized in earnings	—	—	(502.7)	—	(502.7)
Other net realized capital gains (losses)	(42.2)	—	(986.5)	—	(1,028.7)
Total net realized capital gains (losses)	(42.2)	—	(1,489.2)	—	(1,531.4)
Other revenue	19.7	1.1	412.1	(4.7)	428.2
Income (loss) related to consolidated investment entities:
Net investment income (loss)	—	—	528.4	—	528.4
Changes in fair value related to collateralized loan obligations	—	—	(48.8)	—	(48.8)
Total revenues	(11.6)	2.9	9,744.6	(17.1)	9,718.8
Benefits and expenses:
Policyholder benefits	—	—	3,286.5	—	3,286.5
Interest credited to contract owner account balance	—	—	2,452.3	3.2	2,455.5
Operating expenses	11.9	3.2	3,023.6	(7.9)	3,030.8
Net amortization of deferred policy acquisition costs and value of business acquired	—	—	387.0	—	387.0
Interest expense	61.7	56.4	33.6	(12.4)	139.3
Operating expenses related to consolidated investment entities:
Interest expense	—	—	68.4	—	68.4
Other expense	—	—	73.5	—	73.5
Total benefits and expenses	73.6	59.6	9,324.9	(17.1)	9,441.0
Income (loss) before income taxes	(85.2)	(56.7)	419.7	—	277.8
Income tax expense (benefit)	363.0	(17.1)	(354.0)	183.1	175.0
Net income (loss) before equity in earnings (losses) of unconsolidated affiliates	(448.2)	(39.6)	773.7	(183.1)	102.8
Equity in earnings (losses) of subsidiaries, net of tax	360.1	481.9	—	(842.0)	—
Net income (loss) including noncontrolling interest	(88.1)	442.3	773.7	(1,025.1)	102.8
Less: Net income (loss) attributable to noncontrolling interest	—	—	190.9	—	190.9
Net income (loss) available to ING U.S., Inc.'s common shareholder	(88.1)	442.3	582.8	(1,025.1)	(88.1)
Condensed Consolidating Statement of Operations
For the Year Ended December 31, 2010

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Revenues:
Net investment income	19.7	2.3	4,990.2	(25.2)	4,987.0
Fee income	—	—	3,516.5	—	3,516.5
Premiums	—	—	1,707.5	—	1,707.5
Net realized gains (losses):
Total other-than-temporary impairments	—	—	(1,383.4)	—	(1,383.4)
Less: Portion of other-than-temporary impairments recognized in Other comprehensive income (loss)	—	—	(492.6)	—	(492.6)
Net other-than-temporary impairments recognized in earnings	—	—	(890.8)	—	(890.8)
Other net realized capital gains (losses)	(155.8)	—	(631.4)	—	(787.2)
Total net realized capital gains (losses)	(155.8)	—	(1,522.2)	—	(1,678.0)
Other revenue	19.2	1.3	531.9	(5.4)	547.0
Income (loss) related to consolidated investment entities:
Net investment income (loss)	—	—	316.0	—	316.0
Changes in fair value related to collateralized loan obligations	—	—	(121.8)	—	(121.8)
Total revenues	(116.9)	3.6	9,418.1	(30.6)	9,274.2
Benefits and expenses:
Policyholder benefits	—	—	2,466.7	—	2,466.7
Interest credited to contract owner account balance	—	—	2,560.6	—	2,560.6
Operating expenses	11.9	15.8	3,011.2	(5.4)	3,033.5
Net amortization of deferred policy acquisition costs and value of business acquired	—	—	746.6	—	746.6
Interest expense	249.0	62.2	46.5	(25.2)	332.5
Operating expenses related to consolidated investment entities:
Interest expense	—	—	49.8	—	49.8
Other expense	—	—	46.7	—	46.7
Total benefits and expenses	260.9	78.0	8,928.1	(30.6)	9,236.4
Income (loss) before income taxes	(377.8)	(74.4)	490.0	—	37.8
Income tax expense (benefit)	151.0	(1.3)	125.8	(104.5)	171.0
Net income (loss) before equity in earnings (losses) of unconsolidated affiliates	(528.8)	(73.1)	364.2	104.5	(133.2)
Equity in earnings (losses) of subsidiaries, net of tax	405.9	626.9	—	(1,032.8)	—
Net income (loss) including noncontrolling interest	(122.9)	553.8	364.2	(928.3)	(133.2)
Less: Net income (loss) attributable to noncontrolling interest	—	—	(10.3)	—	(10.3)
Net income (loss) available to ING U.S., Inc.'s common shareholder	(122.9)	553.8	374.5	(928.3)	(122.9)

Fair Value, by Balance Sheet Grouping
The carrying values and estimated fair values of the Company’s financial instruments as of the dates indicated:

	March 31, 2013		December 31, 2012
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets:
Fixed maturities, including securities pledged	$75,073.4	$75,073.4	$75,287.1	$75,287.1
Equity securities, available-for-sale	282.3	282.3	340.1	340.1
Mortgage loans on real estate	8,949.4	9,215.2	8,662.3	8,954.8
Policy loans	2,204.4	2,204.4	2,200.3	2,200.3
Limited partnerships/corporations	468.5	468.5	465.1	465.1
Cash, cash equivalents, short-term investments and short-term investments under securities loan agreements	6,643.3	6,643.3	8,442.0	8,442.0
Derivatives	2,077.0	2,077.0	2,374.5	2,374.5
Other investments	166.7	173.5	167.0	173.7
Assets held in separate accounts	103,098.3	103,098.3	97,667.4	97,667.4
Liabilities:
Investment contract liabilities:
Funding agreements without fixed maturities and deferred annuities(1)	49,798.5	55,996.7	50,133.7	56,851.0
Funding agreements with fixed maturities and guaranteed investment contracts	3,924.5	3,826.2	3,784.0	3,671.0
Supplementary contracts, immediate annuities and other	3,131.4	3,473.5	3,109.2	3,482.3
Derivatives:
Annuity product guarantees:
FIA	1,561.7	1,561.7	1,434.3	1,434.3
GMAB / GMWB / GMWBL	1,628.6	1,628.6	2,035.4	2,035.4
Stabilizer and MCGs	78.0	78.0	102.0	102.0
Other derivatives	1,670.6	1,670.6	1,944.2	1,944.2
Short-term debt	321.2	323.6	1,064.6	1,070.6
Long-term debt	3,440.8	3,677.2	3,171.1	3,386.2
Embedded derivatives on reinsurance	154.8	154.8	169.5	169.5
(1) Certain amounts included in Funding agreements without fixed maturities and deferred annuities are also reflected within the Annuity product guarantees section of the table above.

The carrying values and estimated fair values of the Company’s financial instruments were as follows as of December 31, 2012 and 2011:

	2012		2011
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets:
Fixed maturities, including securities pledged	$75,287.1	$75,287.1	$72,669.4	$72,669.4
Equity securities, available-for-sale	340.1	340.1	353.8	353.8
Mortgage loans on real estate	8,662.3	8,954.8	8,691.1	8,943.7
Loan - Dutch State obligation	—	—	1,792.7	1,806.4
Policy loans	2,200.3	2,200.3	2,263.9	2,263.9
Limited partnerships/corporations	465.1	465.1	599.6	599.6
Cash, cash equivalents, short-term investments and short-term investments under securities loan agreements	8,442.0	8,442.0	5,286.6	5,286.6
Derivatives	2,374.5	2,374.5	2,660.9	2,660.9
Other investments	167.0	173.7	215.1	220.1
Assets held in separate accounts	97,667.4	97,667.4	88,714.5	88,714.5
Liabilities:
Investment contract liabilities:
Funding agreements without fixed maturities and deferred annuities(1)	50,133.7	56,851.0	50,872.6	55,014.7
Funding agreements with fixed maturities and guaranteed investment contracts	3,784.0	3,671.0	5,559.0	5,261.0
Supplementary contracts, immediate annuities and other	3,109.2	3,482.3	3,037.0	3,311.9
Derivatives:
Annuity product guarantees:
FIA	1,434.3	1,434.3	1,304.9	1,304.9
GMAB / GMWB / GMWBL	2,035.4	2,035.4	2,272.2	2,272.2
Stabilizer and MCGs	102.0	102.0	221.0	221.0
Other derivatives	1,944.2	1,944.2	1,955.8	1,955.8
Short-term debt	1,064.6	1,070.6	1,054.6	1,054.6
Long-term debt	3,171.1	3,386.2	1,343.1	1,448.5
Embedded derivatives on reinsurance	169.5	169.5	137.2	137.2
(1) Certain amounts included in Funding agreements without fixed maturities and deferred annuities are also reflected within the Annuity product guarantees section of the table above.

Consolidated investment entities
Condensed Financial Statements, Captions [Line Items]
Components of the Consolidated Investment Entities
The following table summarizes the components of the consolidated investment entities, excluding collateral support for certain reinsurance contracts, as of the dates indicated:

	March 31, 2013	December 31, 2012
Assets of Consolidated Investment Entities
VIEs - CLO entities:
Cash and cash equivalents	$1,000.9	$360.6
Corporate loans, at fair value using the fair value option	4,043.1	3,559.3
Total CLO entities	5,044.0	3,919.9
VOEs - Private equity funds and single strategy hedge funds:
Cash and cash equivalents	53.9	80.2
Limited partnerships/corporations, at fair value	2,980.7	2,931.2
Other assets	31.2	34.3
Total investment funds	3,065.8	3,045.7
Total assets of consolidated investment entities	$8,109.8	$6,965.6

Liabilities of Consolidated Investment Entities
VIEs - CLO entities:
CLO notes, at fair value using the fair value option	$4,448.1	$3,829.4
Other liabilities	510.9	—
Total CLO entities	4,959.0	3,829.4
VOEs - Private equity funds and single strategy hedge funds:
Other liabilities	293.8	292.4
Total investment funds	293.8	292.4
Total liabilities of consolidated investment entities	$5,252.8	$4,121.8

The following table summarizes the components of the consolidated investment entities, excluding collateral support for certain reinsurance contracts, as of December 31, 2012 and 2011:

	2012	2011
Assets of Consolidated Investment Entities
VIEs - CLO entities:
Cash and cash equivalents	$360.6	$98.3
Corporate loans, at fair value using the fair value option	3,559.3	2,162.9
Total CLO entities	3,919.9	2,261.2
VOEs - Private equity funds and single strategy hedge funds:
Cash and cash equivalents	80.2	38.7
Limited partnerships/corporations, at fair value	2,931.2	2,860.3
Other assets	34.3	15.5
Total investment funds	3,045.7	2,914.5
Total assets of consolidated investment entities	$6,965.6	$5,175.7

Liabilities of Consolidated Investment Entities
VIEs - CLO entities:
CLO notes, at fair value using the fair value option	$3,829.4	$2,057.1
Total CLO entities	3,829.4	2,057.1
VOEs - Private equity funds and single strategy hedge funds:
Other liabilities	292.4	199.5
Total investment funds	292.4	199.5
Total liabilities of consolidated investment entities	$4,121.8	$2,256.6

Schedule of Condensed Consolidating Balance Sheets
The following tables reflect the impact of consolidation of investment entities into the Consolidated Balance Sheets as of December 31, 2012 and 2011, and the Consolidated Statements of Operations for the years ended December 31, 2012, 2011 and 2010:

	Before Consolidation(1)	CLOs	VOEs	CLOs Adjustments(2)	VOEs Adjustments(2)	Total
2012
Total investments and cash	$97,925.5	$—	$—	$(84.1)	$(567.0)	$97,274.4
Other assets	14,486.8	—	—	—	—	14,486.8
Assets held in consolidated investment entities	—	3,919.9	2,999.4	—	46.3	6,965.6
Assets held in separate accounts	97,667.4	—	—	—	—	97,667.4
Total assets	$210,079.7	$3,919.9	$2,999.4	$(84.1)	$(520.7)	$216,394.2

Future policy benefits and contract owner account balances	$86,055.7	$—	$—	$—	$—	$86,055.7
Other liabilities	12,488.1	—	—	—	—	12,488.1
Liabilities held in consolidated investment entities	—	3,913.5	292.4	(84.1)	—	4,121.8
Liabilities related to separate accounts	97,667.4	—	—	—	—	97,667.4
Total liabilities	196,211.2	3,913.5	292.4	(84.1)	—	200,333.0
Equity attributable to common shareholders	13,868.5	—	2,707.0	—	(2,707.0)	13,868.5
Retained earnings appropriated for investors in consolidated investment entities	—	6.4	—	—	—	6.4
Equity attributable to noncontrolling interest in consolidated investment entities	—	—	—	—	2,186.3	2,186.3
Total liabilities and equity	$210,079.7	$3,919.9	$2,999.4	$(84.1)	$(520.7)	$216,394.2
(1) The Before Consolidation column includes the Company's equity interest in the investment products subsequently consolidated, accounted for as equity method and available-for-sale investments.
(2)Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment entities, primarily the elimination of the Company's equity at risk recorded as investments by the Company (before consolidation) against either equity (private equity and real estate partnership funds) or senior and subordinated debt (CLOs) of the funds.

	Before Consolidation(1)	CLOs	VOEs	CLOs Adjustments(2)	VOEs Adjustments(2)	Total
2011
Total investments and cash	$94,677.6	$—	$—	$(77.6)	$(1,142.8)	$93,457.2
Other assets	16,225.4	—	—	—	—	16,225.4
Assets held in consolidated investment entities	—	2,261.2	2,914.5	—	—	5,175.7
Assets held in separate accounts	88,714.5	—	—	—	—	88,714.5
Total assets	$199,617.5	$2,261.2	$2,914.5	$(77.6)	$(1,142.8)	$203,572.8

Future policy benefits and contract owner account balances	$88,358.4	$—	$—	$—	$—	$88,358.4
Other liabilities	10,317.2	—	—	—	—	10,317.2
Liabilities held in consolidated investment entities	—	2,134.7	199.5	(77.6)	—	2,256.6
Liabilities related to separate accounts	88,714.5	—	—	—	—	88,714.5
Total liabilities	187,390.1	2,134.7	199.5	(77.6)	—	189,646.7
Equity attributable to common shareholders	12,227.4	—	2,715.0	—	(2,715.0)	12,227.4
Retained earnings appropriated for investors in consolidated investment entities	—	126.5	—	—	—	126.5
Equity attributable to noncontrolling interest in consolidated investment entities	—	—	—	—	1,572.2	1,572.2
Total liabilities and equity	$199,617.5	$2,261.2	$2,914.5	$(77.6)	$(1,142.8)	$203,572.8
(1) The Before Consolidation column includes the Company's equity interest in the investment products subsequently consolidated, accounted for as equity method and available-for-sale investments.
(2)Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment entities, primarily the elimination of the Company's equity at risk recorded as investments by the Company (before consolidation) against either equity (private equity and real estate partnership funds) or senior and subordinated debt (CLOs) of the funds.

Schedule of Condensed Consolidating Statement of Operations

	Before Consolidation(1)	CLOs	VOEs	CLOs Adjustments(2)	VOEs Adjustments(2)	Total
2012
Revenues:
Net investment income	$4,830.0	$0.5	$—	$(20.7)	$(111.9)	$4,697.9
Fee income	3,565.6	—	—	(14.4)	(35.8)	3,515.4
Premiums	1,861.1	—	—	—	—	1,861.1
Net realized capital losses	(1,280.8)	—	—	—	—	(1,280.8)
Other income	384.5	—	—	(6.0)	—	378.5
Income related to consolidated investment entities	—	21.5	415.1	6.6	—	443.2
Total revenues	9,360.4	22.0	415.1	(34.5)	(147.7)	9,615.3
Benefits and expenses:
Policyholder benefits and Interest credited and other benefits to contract owners	4,861.6	—	—	—	—	4,861.6
Other expense	4,031.0	—	—	—	—	4,031.0
Operating expenses related to consolidated investment entities	—	142.1	44.9	(34.5)	(35.8)	116.7
Total benefits and expenses	8,892.6	142.1	44.9	(34.5)	(35.8)	9,009.3
Income (loss) income before income taxes	467.8	(120.1)	370.2	—	(111.9)	606.0
Income tax expense (benefit)	(5.2)	—	—	—	—	(5.2)
Net income (loss)	473.0	(120.1)	370.2	—	(111.9)	611.2
Less: Net income (loss) attributable to noncontrolling interest	—	(120.1)	—	—	258.3	138.2
Net income (loss) available to ING U.S., Inc.'s common shareholder	$473.0	$—	$370.2	$—	$(370.2)	$473.0
(1)The Before Consolidation column includes the Company's equity interest in the investment products accounted for as equity method (private equity and real estate partnership funds) and available-for-sale investments (CLOs). The net income arising from consolidation of CLOs is completely attributable to other investors in these CLOs, as the Company's share has been eliminated through consolidation.
(2)Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment products, primarily the elimination of the Company's management fees expensed by the funds and recorded as operating revenues (before consolidation) by the Company.

	Before Consolidation(1)	CLOs	VOEs	CLOs Adjustments(2)	VOEs Adjustments(2)	Total
2011
Revenues:
Net investment income	$5,104.7	$—	$—	$(11.5)	$(124.4)	$4,968.8
Fee income	3,614.5	—	—	(10.9)	—	3,603.6
Premiums	1,770.0	—	—	—	—	1,770.0
Net realized capital losses	(1,531.4)	—	—	—	—	(1,531.4)
Other income	428.2	—	—	—	—	428.2
Income related to consolidated investment entities	—	41.0	438.6	—	—	479.6
Total revenues	9,386.0	41.0	438.6	(22.4)	(124.4)	9,718.8
Benefits and expenses:
Policyholder benefits and Interest credited and other benefits to contract owners	5,742.0	—	—	—	—	5,742.0
Other expense	3,557.1	—	—	—	—	3,557.1
Operating expenses related to consolidated investment entities	—	91.7	72.6	(22.4)	—	141.9
Total benefits and expenses	9,299.1	91.7	72.6	(22.4)	—	9,441.0
Income (loss) before income taxes	86.9	(50.7)	366.0	—	(124.4)	277.8
Income tax expense (benefit)	175.0	—	—	—	—	175.0
Net income (loss)	(88.1)	(50.7)	366.0	—	(124.4)	102.8
Less: Net income (loss) attributable to noncontrolling interest	—	(50.7)	—	—	241.6	190.9
Net income (loss) available to ING U.S., Inc.'s common shareholder	$(88.1)	$—	$366.0	$—	$(366.0)	$(88.1)
(1)The Before Consolidation column includes the Company's equity interest in the investment products accounted for as equity method (private equity and real estate partnership funds) and available-for-sale investments (CLOs). The net income arising from consolidation of CLOs is completely attributable to other investors in these CLOs, as the Company's share has been eliminated through consolidation.
(2)Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment products, primarily the elimination of the Company's management fees expensed by the funds and recorded as operating revenues (before consolidation) by the Company.

	Before Consolidation(1)	CLOs(2)	VOEs	CLOs Adjustments(3)	VOEs Adjustments(3)	Total
2010
Revenues:
Net investment income	$5,085.0	$—	$—	$(7.3)	$(90.7)	$4,987.0
Fee income	3,526.5	—	—	(10.0)	—	3,516.5
Premiums	1,707.5	—	—	—	—	1,707.5
Net realized capital losses	(1,678.0)	—	—	—	—	(1,678.0)
Other income	547.0	—	—	—	—	547.0
Income related to consolidated investment entities	—	(52.1)	246.3	—	—	194.2
Total revenues	9,188.0	(52.1)	246.3	(17.3)	(90.7)	9,274.2
Benefits and expenses:
Policyholder benefits and Interest credited and other benefits to contract owners	5,027.3	—	—	—	—	5,027.3
Other expense	4,112.6	—	—	—	—	4,112.6
Operating expenses related to consolidated investment entities	—	67.9	45.9	(17.3)	—	96.5
Total benefits and expenses	9,139.9	67.9	45.9	(17.3)	—	9,236.4
Income (loss) income before income taxes	48.1	(120.0)	200.4	—	(90.7)	37.8
Income tax expense (benefit)	171.0	—	—	—	—	171.0
Net income (loss)	(122.9)	(120.0)	200.4	—	(90.7)	(133.2)
Less: Net income (loss) attributable to noncontrolling interest	—	(120.0)	—	—	109.7	(10.3)
Net income (loss) available to ING U.S., Inc.'s common shareholder	$(122.9)	$—	$200.4	$—	$(200.4)	$(122.9)
(1) The Before Consolidation column includes the Company's equity interest in the investment products accounted for as equity method (private equity and real estate partnership funds) and available-for-sale investments (CLOs). The net income arising from consolidation of CLOs is completely attributable to other investors in these CLOs, as the Company's share has been eliminated through consolidation.
(2) The Company adopted guidance now encompassed in ASC Topic 810 on January 1, 2010, resulting in the consolidation of certain CLOs. In accordance with the standard, prior periods have not been restated to reflect the consolidation of theses CLOs. Prior to January 1, 2010, the Company was not deemed to be the primary beneficiary of these CLOs.
(3) Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment products, primarily the elimination of the Company's management fees expensed by the funds and recorded as operating revenues (before consolidation) by the Company.

Schedule of Changes in Fair Value of Level 3 Assets and Liabilities
The following table presents significant unobservable inputs for Level 3 fair value measurements as of March 31, 2013:

Assets and Liabilities	Fair Value	Valuation Technique	Unobservable Inputs
CLO Notes	$4,448.1	Discounted Cash Flow	Default Rate
			Recovery Rate
			Prepayment Rate
			Discount Margin

The following table shows significant unobservable inputs used in the fair value measurement of Level 3 assets and liabilities as of December 31, 2012:

	Assets and Liabilities	Fair Value	Valuation Technique	Unobservable Inputs	Estimate
2012
	CLO Notes	$3,829.4	Discounted Cash Flow	Default Rate	2.0%
				Recovery Rate	70.0%
				Prepayment Rate	20.0%
				Discount Margin	136 bps to 900 bps

Fair Value, by Balance Sheet Grouping
The fair value hierarchy levels of consolidated investment entities as of March 31, 2013 are presented in the table below:

	Level 1	Level 2	Level 3	Fair Value Measurements
Assets
VIEs - CLO entities:
Cash and cash equivalents	$1,000.9	$—	$—	$1,000.9
Corporate loans, at fair value using the fair value option	—	4,043.1	—	4,043.1
VOEs - Private equity funds and single strategy hedge funds:
Cash and cash equivalents	53.9	—	—	53.9
Limited partnerships/corporations, at fair value	—	—	2,980.7	2,980.7
Total assets, at fair value	$1,054.8	$4,043.1	$2,980.7	$8,078.6
Liabilities
VIEs - CLO entities:
CLO notes, at fair value using the fair value option	$—	$—	$4,448.1	$4,448.1
Total liabilities, at fair value	$—	$—	$4,448.1	$4,448.1

The fair value hierarchy levels of consolidated investment entities as of December 31, 2012 are presented in the table below:

	Level 1	Level 2	Level 3	Fair Value Measurements
Assets
VIEs - CLO entities:
Cash and cash equivalents	$360.6	$—	$—	$360.6
Corporate loans, at fair value using the fair value option	—	3,559.3	—	3,559.3
VOEs - Private equity funds and single strategy hedge funds:
Cash and cash equivalents	80.2	—	—	80.2
Limited partnerships/corporations, at fair value	—	—	2,931.2	2,931.2
Total assets, at fair value	$440.8	$3,559.3	$2,931.2	$6,931.3
Liabilities
VIEs - CLO entities:
CLO notes, at fair value using the fair value option	$—	$—	$3,829.4	$3,829.4
Total liabilities, at fair value	$—	$—	$3,829.4	$3,829.4

The fair value hierarchy levels of consolidated investment entities as of December 31, 2012 are presented in the table below:

	2012
	Level 1	Level 2	Level 3	Fair Value Measurements
Assets
VIEs - CLO entities:
Cash and cash equivalents	$360.6	$—	$—	$360.6
Corporate loans, at fair value using the fair value option	—	3,559.3	—	3,559.3
VOEs - Private equity funds and single strategy hedge funds:
Cash and cash equivalents	80.2	—	—	80.2
Limited partnerships/corporations, at fair value	—	—	2,931.2	2,931.2
Total assets, at fair value	$440.8	$3,559.3	$2,931.2	$6,931.3
Liabilities
VIEs - CLO entities:
CLO notes, at fair value using the fair value option	$—	$—	$3,829.4	$3,829.4
Total liabilities, at fair value	$—	$—	$3,829.4	$3,829.4

The fair value hierarchy levels of consolidated investment entities as of December 31, 2011 are presented in the table below:

	2011
	Level 1	Level 2	Level 3	Fair Value Measurements
Assets
VIEs - CLO entities:
Cash and cash equivalents	$98.3	$—	$—	$98.3
Corporate loans, at fair value using the fair value option	—	2,162.9	—	2,162.9
VOEs - Private equity funds and single strategy hedge funds:
Cash and cash equivalents	38.7	—	—	38.7
Limited partnerships/corporations, at fair value	—	—	2,860.3	2,860.3
Total assets, at fair value	$137.0	$2,162.9	$2,860.3	$5,160.2
Liabilities
VIEs - CLO entities:
CLO notes, at fair value using the fair value option	$—	$—	$2,057.1	$2,057.1
Total liabilities, at fair value	$—	$—	$2,057.1	$2,057.1

Reconciliation of the Beginning and Ending Fair Value Measurements for Level 3 Assets and Liabilities Using Unobservable Inputs
The reconciliation of the beginning and ending fair value measurements for Level 3 assets and liabilities using significant unobservable inputs for the three months ended March 31, 2013:

	Beginning Balance January 1	Purchases	Sales	Gains (Losses) Included in the Condensed Consolidated Statement of Operations	Ending Balance March 31
Assets
VOEs - Private equity funds and single strategy hedge funds:
Limited partnerships/corporations, at fair value	$2,931.2	$65.9	$(0.6)	$(15.8)	$2,980.7
Total assets, at fair value	$2,931.2	$65.9	$(0.6)	$(15.8)	$2,980.7
Liabilities
VIEs - CLO entities:
CLO notes, at fair value using the fair value option	$(3,829.4)	$(612.9)	$0.9	$(6.7)	$(4,448.1)
Total liabilities, at fair value	$(3,829.4)	$(612.9)	$0.9	$(6.7)	$(4,448.1)

The reconciliation of the beginning and ending fair value measurements for Level 3 assets and liabilities using significant unobservable inputs for the three months ended March 31, 2012 is presented in the table below:

	Beginning Balance January 1	Purchases	Sales	Gains (Losses) Included in the Condensed Consolidated Statement of Operations	Ending Balance March 31
Assets
VOEs - Private equity funds and single strategy hedge funds:
Limited partnerships/corporations, at fair value	$2,860.3	$100.9	$(17.0)	$6.4	$2,950.6
Total assets, at fair value	$2,860.3	$100.9	$(17.0)	$6.4	$2,950.6
Liabilities
VIEs - CLO entities:
CLO notes, at fair value using the fair value option	$(2,057.1)	$(362.0)	$0.5	$(73.1)	$(2,491.7)
Total liabilities, at fair value	$(2,057.1)	$(362.0)	$0.5	$(73.1)	$(2,491.7)

The reconciliation of the beginning and ending fair value measurements for Level 3 assets and liabilities using significant unobservable inputs for the year ended December 31, 2012:

	2012
	Beginning Balance January 1	Purchases	Sales	Gains (Losses) Included in the Consolidated Statement of Operations	Ending Balance December 31
Assets
VOEs - Private equity funds and single strategy hedge funds:
Limited partnerships/corporations, at fair value	$2,860.3	$389.8	$(601.1)	$282.2	$2,931.2
Total assets, at fair value	$2,860.3	$389.8	$(601.1)	$282.2	$2,931.2
Liabilities
VIEs - CLO entities:
CLO notes, at fair value using the fair value option	$(2,057.1)	$(1,603.6)	$4.4	$(173.1)	$(3,829.4)
Total liabilities, at fair value	$(2,057.1)	$(1,603.6)	$4.4	$(173.1)	$(3,829.4)

The reconciliation of the beginning and ending fair value measurements for Level 3 assets and liabilities using significant unobservable inputs for the year ended December 31, 2011 is presented in the table below:

	2011
	Beginning Balance January 1	Deconsolidation	Purchases	Sales	Gains (Losses) Included in the Consolidated Statement of Operations	Ending Balance December 31
Assets
VOEs - Private equity funds and single strategy hedge funds:
Limited partnerships/corporations, at fair value	$2,255.3	$(27.1)	$1,630.8	$(1,459.5)	$460.8	$2,860.3
Total assets, at fair value	$2,255.3	$(27.1)	$1,630.8	$(1,459.5)	$460.8	$2,860.3
Liabilities
VIEs - CLO entities:
CLO notes, at fair value using the fair value option	$(1,627.6)	$—	$(404.0)	$1.0	$(26.5)	$(2,057.1)
Total liabilities, at fair value	$(1,627.6)	$—	$(404.0)	$1.0	$(26.5)	$(2,057.1)

Maximum Exposure to Loss
The Company determines its maximum exposure to loss to be: (i) the amount invested in the debt or equity of the VIE and (ii) other commitments and guarantees to the VIE.

	March 31, 2013	December 31, 2012
Carrying amount	$—	$—
Maximum exposure to loss	—	—
Assets of nonconsolidated investment entities	1,779.4	1,792.2
Liabilities of nonconsolidated investment entities	1,770.3	1,772.9

The following table presents the December 31, 2012 and 2011 carrying amounts of total assets and liabilities of the VIEs in which the Company has concluded that it holds a variable interest, but is not the primary beneficiary. The Company determines its maximum exposure to loss to be: (i) the amount invested in the debt or equity of the VIE and (ii) other commitments and guarantees to the VIE.

	2012	2011
Carrying amount	$—	$—
Maximum exposure to loss	—	—
Assets of nonconsolidated investment entities	1,792.2	1,773.0
Liabilities of nonconsolidated investment entities	1,772.9	1,777.1

Segments (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Segment Reporting [Abstract]
Schedule of Segment and Subsegments
The Company provides its principal products and services in three ongoing businesses and reports results through five ongoing segments as follows:

Business	Segment
Retirement Solutions	Retirement Annuities
Investment Management	Investment Management
Insurance Solutions	Individual Life Employee Benefits

The Company provides its principal products and services in three ongoing businesses and reports results through five ongoing segments as follows:

Business	Segment
Retirement Solutions	Retirement Annuities
Investment Management	Investment Management
Insurance Solutions	Individual Life Employee Benefits

Schedule of Operating Earnings Before Income Taxes from Segments
The summary below reconciles operating earnings before income taxes for the segments to Income (loss) before income taxes for the periods indicated:

	Three Months Ended March 31,
	2013	2012
Retirement Solutions:
Retirement	$137.8	$123.9
Annuities	54.3	36.4
Investment Management	30.1	33.0
Insurance Solutions:
Individual Life	50.8	55.0
Employee Benefits	12.4	15.6
Total Ongoing Businesses	285.4	263.9
Corporate	(50.1)	(48.4)
Closed Blocks:
Closed Block Institutional Spread Products	22.1	22.1
Closed Block Other	(0.7)	2.2
Closed Blocks	21.4	24.3
Total operating earnings before income taxes	256.7	239.8

Adjustments:
Closed Block Variable Annuity	(477.1)	(907.7)
Net investment gains (losses) and related charges and adjustments	41.8	60.3
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	3.1	137.4
Loss related to businesses exited through reinsurance or divestment	(16.9)	(12.6)
Income (loss) attributable to noncontrolling interests	(13.5)	(15.6)
Other adjustments to operating earnings	(8.4)	(14.5)
Income (loss) before income taxes	$(214.3)	$(512.9)

The summary below reconciles operating income (loss) before income taxes for the segments to Income (loss) before income taxes for the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Retirement Solutions:
Retirement	$448.6	$441.9	$469.6
Annuities	102.2	387.6	115.0
Investment Management	134.5	87.5	50.1
Insurance Solutions:
Individual Life	196.2	279.3	313.5
Employee Benefits	109.4	83.3	82.0
Total Ongoing Businesses	990.9	1,279.6	1,030.2
Corporate	(182.3)	(230.2)	(399.1)
Closed Blocks:
Closed Block Institutional Spread Products	45.7	83.2	(3.8)
Closed Block Other	64.0	(13.0)	(6.7)
Closed Blocks	109.7	70.2	(10.5)
Total operating income (loss) before income taxes	918.3	1,119.6	620.6

Adjustments:
Closed Block Variable Annuity	(692.3)	(564.5)	(220.2)
Net investment gains (losses) and related charges and adjustments	455.5	71.8	(96.4)
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	97.2	(269.4)	(30.0)
Loss related to businesses exited through reinsurance or divestment	(45.8)	(35.1)	(3.3)
Income (loss) attributable to noncontrolling interests	138.2	190.9	(10.3)
Loss on early extinguishment of debt	—	—	(108.3)
Immediate recognition of net actuarial gains (losses) related to pension and other post-employment benefit obligations and gains (losses) from plan amendments and curtailments	(165.0)	(157.8)	(47.5)
Other adjustments to operating income	(100.1)	(77.7)	(66.8)
Income (loss) before income taxes	$606.0	$277.8	$37.8

Scheudule of Revenue from Segments
The summary below reconciles operating revenues for the segments to Total revenues for the periods indicated:

	Three Months Ended March 31,
	2013	2012
Retirement Solutions:
Retirement	$583.2	$580.4
Annuities	307.6	351.2
Investment Management	131.9	130.6
Insurance Solutions:
Individual Life	687.1	712.0
Employee Benefits	318.1	313.3
Total Ongoing Businesses	2,027.9	2,087.5
Corporate	17.1	14.2
Closed Blocks:
Closed Block Institutional Spread Products	38.3	43.0
Closed Block Other	7.2	10.4
Closed Blocks	45.5	53.4
Total operating revenues	2,090.5	2,155.1

Adjustments:
Closed Block Variable Annuity	(444.0)	(978.8)
Net realized investment gains (losses) and related charges and adjustments	30.4	103.3
Gain (loss) on change in fair value of derivatives related to guaranteed benefits	20.6	125.3
Revenues related to businesses exited through reinsurance or divestment	(12.1)	7.5
Revenues (loss) attributable to noncontrolling interests	40.3	21.3
Other adjustments to operating revenues	92.9	51.6
Total revenues	$1,818.6	$1,485.3

Segment Information

The following is a summary of certain financial information for the Company’s segments for the periods indicated.

The Investment Management segment revenues include the following intersegment revenues, primarily consisting of asset-based management and administration fees.

	Three Months Ended March 31,
	2013	2012
Investment management intersegment revenues	$39.3	$40.1

The summary below reconciles operating revenues for the segments to Total revenues for the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Retirement Solutions:
Retirement	$2,271.9	$2,225.4	$2,179.0
Annuities	1,307.0	1,401.4	1,482.5
Investment Management	545.5	491.9	454.5
Insurance Solutions:
Individual Life	2,793.9	2,785.0	2,613.4
Employee Benefits	1,251.2	1,246.2	1,277.8
Total Ongoing Businesses	8,169.5	8,149.9	8,007.2
Corporate	65.9	(13.7)	(132.3)
Closed Blocks:
Closed Block Institutional Spread Products	127.2	188.1	167.6
Closed Block Other	43.8	52.2	64.3
Closed Blocks	171.0	240.3	231.9
Total operating revenues	8,406.4	8,376.5	8,106.8

Adjustments:
Closed Block Variable Annuity	(70.0)	794.9	677.7
Net realized investment gains (losses) and related charges and adjustments	603.4	219.2	47.7
Gain (loss) on change in fair value of derivatives related to guaranteed benefits	83.1	(399.0)	(66.9)
Revenues related to businesses exited through reinsurance or divestment	64.6	116.1	137.6
Revenues (loss) attributable to noncontrolling interests	313.8	399.1	143.2
Other adjustments to operating revenues	214.0	212.0	228.1
Total revenues	$9,615.3	$9,718.8	$9,274.2

Segment Information

The following is a summary of certain financial information for the Company’s segments for the years ended December 31, 2012, 2011 and 2010.

The Investment Management segment revenues include the following intersegment revenues, primarily consisting of asset-based management and administration fees.

	Years Ended December 31,
	2012	2011	2010
Investment management intersegment revenues	$157.6	$164.1	$156.8

Schedule of Assets from Segments
The summary below presents Total assets for the Company’s segments as of the dates indicated:

	March 31, 2013	December 31, 2012
Retirement Solutions:
Retirement	$90,230.1	$86,504.3
Annuities	27,172.9	27,718.6
Investment Management	418.2	498.5
Insurance Solutions:
Individual Life	25,750.2	25,319.0
Employee Benefits	2,584.2	2,657.0
Total Ongoing Businesses	146,155.6	142,697.4
Corporate	5,270.4	5,593.4
Closed Blocks:
Closed Block Variable Annuity	49,001.4	49,157.6
Closed Block Institutional Spread Products	5,034.2	4,392.2
Closed Block Other	7,932.2	8,239.1
Closed Blocks	61,967.8	61,788.9
Total assets of segments	213,393.8	210,079.7
Noncontrolling interest	7,456.2	6,314.5
Total assets	$220,850.0	$216,394.2

The summary below presents Total assets for the Company’s segments as of December 31, 2012 and 2011:

	2012	2011
Retirement Solutions:
Retirement	$86,504.3	$76,076.8
Annuities	27,718.6	29,969.5
Investment Management	498.5	507.6
Insurance Solutions:
Individual Life	25,319.0	24,527.8
Employee Benefits	2,657.0	2,586.6
Total Ongoing Businesses	142,697.4	133,668.3
Corporate	5,593.4	3,328.6
Closed Blocks:
Closed Block Variable Annuity	49,157.6	47,564.3
Closed Block Institutional Spread Products	4,392.2	6,234.7
Closed Block Other	8,239.1	8,821.6
Closed Blocks	61,788.9	62,620.6
Total assets of segments	210,079.7	199,617.5
Noncontrolling interest	6,314.5	3,955.3
Total assets	$216,394.2	$203,572.8

Condensed Consolidating Financial Information (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Condensed Financial Information of Parent Company Only Disclosure [Abstract]
Schedule of Condensed Consolidating Balance Sheets
ING U.S., Inc.
Condensed Consolidating Balance Sheet
March 31, 2013
(In millions)

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Assets:
Investments:
Fixed maturities, available-for-sale, at fair value	—	—	70,638.3	(15.4)	70,622.9
Fixed maturities, at fair value using the fair value option	—	—	2,675.8	—	2,675.8
Equity securities, available-for-sale, at fair value	69.8	5.5	207.0	—	282.3
Short-term investments	—	—	2,992.1	—	2,992.1
Mortgage loans on real estate, net of valuation allowance	—	—	8,949.4	—	8,949.4
Policy loans	—	—	2,204.4	—	2,204.4
Limited partnerships/corporations	—	—	468.5	—	468.5
Derivatives	109.4	—	2,119.6	(152.0)	2,077.0
Investments in subsidiaries	15,233.9	13,709.3	—	(28,943.2)	—
Other investments	—	0.4	166.3	—	166.7
Securities pledged	—	—	1,774.7	—	1,774.7
Total investments	15,413.1	13,715.2	92,196.1	(29,110.6)	92,213.8
Cash and cash equivalents	384.2	0.3	2,403.2	—	2,787.7
Short-term investments under securities loan agreements, including collateral delivered	—	—	863.5	—	863.5
Accrued investment income	—	—	900.8	—	900.8
Reinsurance recoverable	—	—	7,151.0	—	7,151.0
Deferred policy acquisition costs, Value of business acquired	—	—	4,019.6	—	4,019.6
Sales inducements to contract holders	—	—	235.5	—	235.5
Goodwill and other intangible assets	—	—	341.8	—	341.8
Loans to subsidiaries and affiliates	111.9	68.6	275.0	(455.5)	—
Due from subsidiaries and affiliates	15.1	4.5	1.8	(21.4)	—
Other assets	37.0	—	1,091.2	—	1,128.2
Assets related to consolidated investment entities:
Limited partnerships/corporations, at fair value	—	—	2,980.7	—	2,980.7
Cash and cash equivalents	—	—	1,054.8	—	1,054.8
Corporate loans, at fair value using the fair value option	—	—	4,043.1	—	4,043.1
Other assets	—	—	31.2	—	31.2
Assets held in separate accounts	—	—	103,098.3	—	103,098.3
Total assets	15,961.3	13,788.6	220,687.6	(29,587.5)	220,850.0

ING U.S., Inc.
Condensed Consolidating Balance Sheet
March 31, 2013
(In millions)

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Liabilities and Shareholder's Equity:
Future policy benefits	—	—	15,061.5	—	15,061.5
Contract owner account balances	—	—	70,813.6	—	70,813.6
Payables under securities loan agreement, including collateral held	—	—	1,348.8	—	1,348.8
Short-term debt	525.7	138.4	111.9	(454.8)	321.2
Long-term debt	2,094.1	1,014.2	347.9	(15.4)	3,440.8
Funds held under reinsurance agreements	—	—	1,170.8	—	1,170.8
Derivatives	59.6	—	1,763.0	(152.0)	1,670.6
Pension and other post-employment provisions	—	—	906.6	—	906.6
Current income taxes	(12.7)	12.0	13.9	—	13.2
Deferred income taxes	(135.8)	—	1,057.4	—	921.6
Due to subsidiaries and affiliates	0.6	1.2	19.6	(21.4)	—
Other liabilities	38.7	7.5	1,185.8	(0.7)	1,231.3
Liabilities related to consolidated investment entities:
Collateralized loan obligations notes, at fair value using the fair value option	—	—	4,448.1	—	4,448.1
Other liabilities	—	—	804.7	—	804.7
Liabilities related to separate accounts	—	—	103,098.3	—	103,098.3
Total liabilities	2,570.2	1,173.3	202,151.9	(644.3)	205,251.1
Shareholder's equity:
Total ING U.S., Inc. shareholder's equity	13,391.1	12,615.3	16,327.9	(28,943.2)	13,391.1
Noncontrolling interest	—	—	2,207.8	—	2,207.8
Total shareholder's equity	13,391.1	12,615.3	18,535.7	(28,943.2)	15,598.9
Total liabilities and shareholder's equity	15,961.3	13,788.6	220,687.6	(29,587.5)	220,850.0

ING U.S., Inc.
Condensed Consolidating Balance Sheet
December 31, 2012
(In millions)

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Assets:
Investments:
Fixed maturities, available-for-sale, at fair value	—	—	70,925.7	(15.4)	70,910.3
Fixed maturities, at fair value using the fair value option	—	—	2,771.3	—	2,771.3
Equity securities, available-for-sale, at fair value	63.9	20.1	256.1	—	340.1
Short-term investments	—	—	5,991.2	—	5,991.2
Mortgage loans on real estate, net of valuation allowance	—	—	8,662.3	—	8,662.3
Policy loans	—	—	2,200.3	—	2,200.3
Limited partnerships/corporations	—	—	465.1	—	465.1
Derivatives	117.7	—	2,410.5	(153.7)	2,374.5
Investments in subsidiaries	15,715.1	14,044.3	—	(29,759.4)	—
Other investments	—	0.4	166.6	—	167.0
Securities pledged	—	—	1,605.5	—	1,605.5
Total investments	15,896.7	14,064.8	95,454.6	(29,928.5)	95,487.6
Cash and cash equivalents	357.5	0.4	1,428.9	—	1,786.8
Short-term investments under securities loan agreements, including collateral delivered	—	—	664.0	—	664.0
Accrued investment income	—	—	863.5	—	863.5
Reinsurance recoverable	—	—	7,379.3	—	7,379.3
Deferred policy acquisition costs, Value of business acquired	—	—	3,656.3	—	3,656.3
Sales inducements to contract holders	—	—	212.7	—	212.7
Goodwill and other intangible assets	—	—	348.5	—	348.5
Loans to subsidiaries and affiliates	77.0	58.0	261.4	(396.4)	—
Due from subsidiaries and affiliates	16.5	1.5	24.6	(42.6)	—
Other assets	35.8	—	1,326.7	—	1,362.5
Assets related to consolidated investment entities:
Limited partnerships/corporations, at fair value	—	—	2,931.2	—	2,931.2
Cash and cash equivalents	—	—	440.8	—	440.8
Corporate loans, at fair value using the fair value option	—	—	3,559.3	—	3,559.3
Other assets	—	—	34.3	—	34.3
Assets held in separate accounts	—	—	97,667.4	—	97,667.4
Total assets	16,383.5	14,124.7	216,253.5	(30,367.5)	216,394.2

ING U.S., Inc.
Condensed Consolidating Balance Sheet
December 31, 2012
(In millions)

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Liabilities and Shareholder's Equity:
Future policy benefits	—	—	15,493.6	—	15,493.6
Contract owner account balances	—	—	70,562.1	—	70,562.1
Payables under securities loan agreement, including collateral held	—	—	1,509.8	—	1,509.8
Short-term debt	886.1	138.3	436.3	(396.1)	1,064.6
Long-term debt	1,824.6	1,014.1	347.8	(15.4)	3,171.1
Funds held under reinsurance agreements	—	—	1,236.6	—	1,236.6
Derivatives	59.3	—	2,038.6	(153.7)	1,944.2
Pension and other post-employment provisions	—	—	903.2	—	903.2
Current income taxes	(221.1)	7.2	225.6	—	11.7
Deferred income taxes	(127.4)	0.2	1,169.9	—	1,042.7
Due to subsidiaries and affiliates	23.1	1.5	18.0	(42.6)	—
Other liabilities	64.0	19.0	1,521.5	(0.3)	1,604.2
Liabilities related to consolidated investment entities:
Collateralized loan obligations notes, at fair value using the fair value option	—	—	3,829.4	—	3,829.4
Other liabilities	—	—	292.4	—	292.4
Liabilities related to separate accounts	—	—	97,667.4	—	97,667.4
Total liabilities	2,508.6	1,180.3	197,252.2	(608.1)	200,333.0
Shareholder's equity:
Total ING U.S., Inc. shareholder's equity	13,874.9	12,944.4	16,815.0	(29,759.4)	13,874.9
Noncontrolling interest	—	—	2,186.3	—	2,186.3
Total shareholder's equity	13,874.9	12,944.4	19,001.3	(29,759.4)	16,061.2
Total liabilities and shareholder's equity	16,383.5	14,124.7	216,253.5	(30,367.5)	216,394.2

ING

Condensed Consolidating Balance Sheet
December 31, 2012

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Assets:
Investments:
Fixed maturities, available-for-sale, at fair value	—	—	70,925.7	(15.4)	70,910.3
Fixed maturities, at fair value using the fair value option	—	—	2,771.3	—	2,771.3
Equity securities, available-for-sale, at fair value	63.9	20.1	256.1	—	340.1
Short-term investments	—	—	5,991.2	—	5,991.2
Mortgage loans on real estate, net of valuation allowance	—	—	8,662.3	—	8,662.3
Policy loans	—	—	2,200.3	—	2,200.3
Limited partnerships/corporations	—	—	465.1	—	465.1
Derivatives	117.7	—	2,410.5	(153.7)	2,374.5
Investments in subsidiaries	15,715.1	14,044.3	—	(29,759.4)	—
Other investments	—	0.4	166.6	—	167.0
Securities pledged	—	—	1,605.5	—	1,605.5
Total investments	15,896.7	14,064.8	95,454.6	(29,928.5)	95,487.6
Cash and cash equivalents	357.5	0.4	1,428.9	—	1,786.8
Short-term investments under securities loan agreements, including collateral delivered	—	—	664.0	—	664.0
Accrued investment income	—	—	863.5	—	863.5
Reinsurance recoverable	—	—	7,379.3	—	7,379.3
Deferred policy acquisition costs, Value of business acquired	—	—	3,656.3	—	3,656.3
Sales inducements to contract holders	—	—	212.7	—	212.7
Goodwill and other intangible assets	—	—	348.5	—	348.5
Loans to subsidiaries and affiliates	77.0	58.0	261.4	(396.4)	—
Due from subsidiaries and affiliates	16.5	1.5	24.6	(42.6)	—
Other assets	35.8	—	1,326.7	—	1,362.5
Assets related to consolidated investment entities:
Limited partnerships/corporations, at fair value	—	—	2,931.2	—	2,931.2
Cash and cash equivalents	—	—	440.8	—	440.8
Corporate loans, at fair value using the fair value option	—	—	3,559.3	—	3,559.3
Other assets	—	—	34.3	—	34.3
Assets held in separate accounts	—	—	97,667.4	—	97,667.4
Total assets	16,383.5	14,124.7	216,253.5	(30,367.5)	216,394.2
Condensed Consolidating Balance Sheet (Continued)
December 31, 2012

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Liabilities and Shareholder's Equity:
Future policy benefits	—	—	15,493.6	—	15,493.6
Contract owner account balances	—	—	70,562.1	—	70,562.1
Payables under securities loan agreement, including collateral held	—	—	1,509.8	—	1,509.8
Short-term debt	886.1	138.3	436.3	(396.1)	1,064.6
Long-term debt	1,824.6	1,014.1	347.8	(15.4)	3,171.1
Funds held under reinsurance agreements	—	—	1,236.6	—	1,236.6
Derivatives	59.3	—	2,038.6	(153.7)	1,944.2
Pension and other post-employment provisions	—	—	903.2	—	903.2
Current income taxes	(221.1)	7.2	225.6	—	11.7
Deferred income taxes	(127.4)	0.2	1,169.9	—	1,042.7
Due to subsidiaries and affiliates	23.1	1.5	18.0	(42.6)	—
Other liabilities	64.0	19.0	1,521.5	(0.3)	1,604.2
Liabilities related to consolidated investment entities:
Collateralized loan obligations notes, at fair value using the fair value option	—	—	3,829.4	—	3,829.4
Other liabilities	—	—	292.4	—	292.4
Liabilities related to separate accounts	—	—	97,667.4	—	97,667.4
Total liabilities	2,508.6	1,180.3	197,252.2	(608.1)	200,333.0
Shareholder's equity:
Total ING U.S., Inc. shareholder's equity	13,874.9	12,944.4	16,815.0	(29,759.4)	13,874.9
Noncontrolling interest	—	—	2,186.3	—	2,186.3
Total shareholder's equity	13,874.9	12,944.4	19,001.3	(29,759.4)	16,061.2
Total liabilities and shareholder's equity	16,383.5	14,124.7	216,253.5	(30,367.5)	216,394.2

Condensed Consolidating Balance Sheet
December 31, 2011

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Assets:
Investments:
Fixed maturities, available-for-sale, at fair value	—	—	67,421.1	(15.5)	67,405.6
Fixed maturities, at fair value using the fair value option	—	—	3,010.3	—	3,010.3
Equity securities, available-for-sale, at fair value	69.4	11.6	272.8	—	353.8
Short-term investments	—	—	3,572.7	—	3,572.7
Mortgage loans on real estate, net of valuation allowance	—	—	8,691.1	—	8,691.1
Loan - Dutch State obligation	—	—	1,792.7	—	1,792.7
Policy loans	—	—	2,263.9	—	2,263.9
Limited partnerships/corporations	—	—	599.6	—	599.6
Derivatives	137.1	—	2,701.8	(178.0)	2,660.9
Investments in subsidiaries	14,867.0	13,421.5	—	(28,288.5)	—
Other investments	—	1.7	213.4	—	215.1
Securities pledged	—	—	2,253.5	—	2,253.5
Total investments	15,073.5	13,434.8	92,792.9	(28,482.0)	92,819.2
Cash and cash equivalents	1.3	0.6	636.1	—	638.0
Short-term investments under securities loan agreements, including collateral delivered	—	—	1,075.9	—	1,075.9
Accrued investment income	—	—	881.7	—	881.7
Reinsurance recoverable	—	—	7,723.4	—	7,723.4
Deferred policy acquisition costs, Value of business acquired	—	—	4,352.3	—	4,352.3
Sales inducements to contract holders	—	—	307.3	—	307.3
Current income taxes	(214.0)	(25.3)	265.3	—	26.0
Goodwill and other intangible assets	—	—	382.5	—	382.5
Loans to subsidiaries and affiliates	179.4	24.5	2,332.4	(2,536.3)	—
Due from subsidiaries and affiliates	6.3	0.1	16.5	(22.9)	—
Other assets	55.7	6.8	1,413.8	—	1,476.3
Assets related to consolidated investment entities:
Limited partnerships/corporations, at fair value	—	—	2,860.3	—	2,860.3
Cash and cash equivalents	—	—	137.0	—	137.0
Corporate loans, at fair value using the fair value option	—	—	2,162.9	—	2,162.9
Other assets	—	—	15.5	—	15.5
Assets held in separate accounts	—	—	88,714.5	—	88,714.5
Total assets	15,102.2	13,441.5	206,070.3	(31,041.2)	203,572.8

Condensed Consolidating Balance Sheet (Continued)
December 31, 2011

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Liabilities and Shareholder's Equity:
Future policy benefits	—	—	15,626.7	—	15,626.7
Contract owner account balances	—	—	72,731.7	—	72,731.7
Payables under securities loan agreement, including collateral held	—	—	1,781.8	—	1,781.8
Short-term debt	2,911.0	500.0	179.5	(2,535.9)	1,054.6
Long-term debt	—	651.3	707.3	(15.5)	1,343.1
Funds held under reinsurance agreements	—	—	1,307.6	—	1,307.6
Derivatives	71.5	—	2,062.3	(178.0)	1,955.8
Pension and other post-employment provisions	—	—	797.7	—	797.7
Deferred income taxes	(263.0)	—	776.0	—	513.0
Due to subsidiaries and affiliates	16.2	0.3	6.4	(22.9)	—
Other liabilities	12.6	17.6	1,533.8	(0.4)	1,563.6
Liabilities related to consolidated investment entities:
Collateralized loan obligations notes, at fair value using the fair value option	—	—	2,057.1	—	2,057.1
Other liabilities	—	—	199.5	—	199.5
Liabilities related to separate accounts	—	—	88,714.5	—	88,714.5
Total liabilities	2,748.3	1,169.2	188,481.9	(2,752.7)	189,646.7
Shareholder's equity:
Total ING U.S., Inc. shareholder's equity	12,353.9	12,272.3	16,016.2	(28,288.5)	12,353.9
Noncontrolling interest	—	—	1,572.2	—	1,572.2
Total shareholder's equity	12,353.9	12,272.3	17,588.4	(28,288.5)	13,926.1
Total liabilities and shareholder's equity	15,102.2	13,441.5	206,070.3	(31,041.2)	203,572.8

Schedule of Condensed Consolidating Statement of Operations
ING U.S., Inc.
Condensed Consolidating Statement of Operations
For the Three Months Ended March 31, 2013
(In millions)

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Revenues:
Net investment income	25.0	0.1	1,174.3	(0.7)	1,198.7
Fee income	—	—	891.9	—	891.9
Premiums	—	—	471.9	—	471.9
Net realized gains (losses):
Total other-than-temporary impairments	—	—	(11.6)	—	(11.6)
Less: Portion of other-than-temporary impairments recognized in Other comprehensive income (loss)	—	—	(0.6)	—	(0.6)
Net other-than-temporary impairments recognized in earnings	—	—	(11.0)	—	(11.0)
Other net realized capital gains (losses)	—	—	(863.8)	—	(863.8)
Total net realized capital gains (losses)	—	—	(874.8)	—	(874.8)
Other revenue	2.1	0.3	96.1	(2.9)	95.6
Income (loss) related to consolidated investment entities:
Net investment income (loss)	—	—	44.2	—	44.2
Changes in fair value related to collateralized loan obligations	—	—	(8.9)	—	(8.9)
Total revenues	27.1	0.4	1,794.7	(3.6)	1,818.6
Benefits and expenses:					—
Policyholder benefits	—	—	540.5	—	540.5
Interest credited to contract owner account balance	—	—	520.9	—	520.9
Operating expenses	2.7	—	759.3	(2.9)	759.1
Net amortization of deferred policy acquisition costs and value of business acquired	—	—	130.5	—	130.5
Interest expense	27.4	15.5	2.2	(0.7)	44.4
Operating expenses related to consolidated investment entities:
Interest expense	—	—	36.8	—	36.8
Other expense	—	—	0.7	—	0.7
Total benefits and expenses	30.1	15.5	1,990.9	(3.6)	2,032.9
Income (loss) before income taxes	(3.0)	(15.1)	(196.2)	—	(214.3)
Income tax expense (benefit)	(2.0)	(5.7)	18.9	—	11.2
Net income (loss) before equity in earnings (losses) of unconsolidated affiliates	(1.0)	(9.4)	(215.1)	—	(225.5)
Equity in earnings (losses) of subsidiaries, net of tax	(211.0)	(219.4)	—	430.4	—
Net income (loss) including noncontrolling interest	(212.0)	(228.8)	(215.1)	430.4	(225.5)
Less: Net income (loss) attributable to noncontrolling interest	—	—	(13.5)	—	(13.5)
Net income (loss) available to ING U.S., Inc.'s common shareholder	(212.0)	(228.8)	(201.6)	430.4	(212.0)
ING U.S., Inc.
Condensed Consolidating Statement of Operations
For the Three Months Ended March 31, 2012
(In millions)

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Revenues:
Net investment income	0.4	0.1	1,278.9	(2.0)	1,277.4
Fee income	—	—	889.0	—	889.0
Premiums	—	—	461.6	—	461.6
Net realized gains (losses):
Total other-than-temporary impairments	—	—	(7.3)	—	(7.3)
Less: Portion of other-than-temporary impairments recognized in Other comprehensive income (loss)	—	—	(0.4)	—	(0.4)
Net other-than-temporary impairments recognized in earnings	—	—	(6.9)	—	(6.9)
Other net realized capital gains (losses)	—	—	(1,243.0)	—	(1,243.0)
Total net realized capital gains (losses)	—	—	(1,249.9)	—	(1,249.9)
Other revenue	3.9	—	86.5	(1.4)	89.0
Income (loss) related to consolidated investment entities:
Net investment income (loss)	—	—	34.9	—	34.9
Changes in fair value related to collateralized loan obligations	—	—	(16.7)	—	(16.7)
Total revenues	4.3	0.1	1,484.3	(3.4)	1,485.3
Benefits and expenses:					—
Policyholder benefits	—	—	448.1	—	448.1
Interest credited to contract owner account balance	—	—	570.1	—	570.1
Operating expenses	3.2	—	757.6	(1.4)	759.4
Net amortization of deferred policy acquisition costs and value of business acquired	—	—	173.7	—	173.7
Interest expense	5.5	13.0	7.8	(2.0)	24.3
Operating expenses related to consolidated investment entities:
Interest expense	—	—	22.2	—	22.2
Other expense	—	—	0.4	—	0.4
Total benefits and expenses	8.7	13.0	1,979.9	(3.4)	1,998.2
Income (loss) before income taxes	(4.4)	(12.9)	(495.6)	—	(512.9)
Income tax expense (benefit)	4.8	(0.8)	31.9	(28.0)	7.9
Net income (loss) before equity in earnings (losses) of unconsolidated affiliates	(9.2)	(12.1)	(527.5)	28.0	(520.8)
Equity in earnings (losses) of subsidiaries, net of tax	(496.0)	123.6	—	372.4	—
Net income (loss) including noncontrolling interest	(505.2)	111.5	(527.5)	400.4	(520.8)
Less: Net income (loss) attributable to noncontrolling interest	—	—	(15.6)	—	(15.6)
Net income (loss) available to ING U.S., Inc.'s common shareholder	(505.2)	111.5	(511.9)	400.4	(505.2)
ING

Condensed Consolidating Statement of Operations
For the Year Ended December 31, 2012

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Revenues:
Net investment income	2.4	1.9	4,698.3	(4.7)	4,697.9
Fee income	—	—	3,515.4	—	3,515.4
Premiums	—	—	1,861.1	—	1,861.1
Net realized gains (losses):
Total other-than-temporary impairments	—	—	(74.1)	—	(74.1)
Less: Portion of other-than-temporary impairments recognized in Other comprehensive income (loss)	—	—	(19.0)	—	(19.0)
Net other-than-temporary impairments recognized in earnings	—	—	(55.1)	—	(55.1)
Other net realized capital gains (losses)	—	—	(1,225.7)	—	(1,225.7)
Total net realized capital gains (losses)	—	—	(1,280.8)	—	(1,280.8)
Other revenue	12.5	0.7	373.7	(8.4)	378.5
Income (loss) related to consolidated investment entities:
Net investment income (loss)	—	—	556.6	—	556.6
Changes in fair value related to collateralized loan obligations	—	—	(113.4)	—	(113.4)
Total revenues	14.9	2.6	9,610.9	(13.1)	9,615.3
Benefits and expenses:
Policyholder benefits	—	—	2,613.5	—	2,613.5
Interest credited to contract owner account balance	—	—	2,248.1	—	2,248.1
Operating expenses	30.5	1.2	3,131.7	(8.4)	3,155.0
Net amortization of deferred policy acquisition costs and value of business acquired	—	—	722.3	—	722.3
Interest expense	74.1	61.4	22.9	(4.7)	153.7
Operating expenses related to consolidated investment entities:
Interest expense	—	—	106.4	—	106.4
Other expense	—	—	10.3	—	10.3
Total benefits and expenses	104.6	62.6	8,855.2	(13.1)	9,009.3
Income (loss) before income taxes	(89.7)	(60.0)	755.7	—	606.0
Income tax expense (benefit)	(349.4)	(1.2)	395.9	(50.5)	(5.2)
Net income (loss) before equity in earnings (losses) of unconsolidated affiliates	259.7	(58.8)	359.8	50.5	611.2
Equity in earnings (losses) of subsidiaries, net of tax	213.3	811.1	—	(1,024.4)	—
Net income (loss) including noncontrolling interest	473.0	752.3	359.8	(973.9)	611.2
Less: Net income (loss) attributable to noncontrolling interest	—	—	138.2	—	138.2
Net income (loss) available to ING U.S., Inc.'s common shareholder	473.0	752.3	221.6	(973.9)	473.0

Condensed Consolidating Statement of Operations
For the Year Ended December 31, 2011

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Revenues:
Net investment income	10.9	1.8	4,968.5	(12.4)	4,968.8
Fee income	—	—	3,603.6	—	3,603.6
Premiums	—	—	1,770.0	—	1,770.0
Net realized gains (losses):
Total other-than-temporary impairments	—	—	(550.6)	—	(550.6)
Less: Portion of other-than-temporary impairments recognized in Other comprehensive income (loss)	—	—	(47.9)	—	(47.9)
Net other-than-temporary impairments recognized in earnings	—	—	(502.7)	—	(502.7)
Other net realized capital gains (losses)	(42.2)	—	(986.5)	—	(1,028.7)
Total net realized capital gains (losses)	(42.2)	—	(1,489.2)	—	(1,531.4)
Other revenue	19.7	1.1	412.1	(4.7)	428.2
Income (loss) related to consolidated investment entities:
Net investment income (loss)	—	—	528.4	—	528.4
Changes in fair value related to collateralized loan obligations	—	—	(48.8)	—	(48.8)
Total revenues	(11.6)	2.9	9,744.6	(17.1)	9,718.8
Benefits and expenses:
Policyholder benefits	—	—	3,286.5	—	3,286.5
Interest credited to contract owner account balance	—	—	2,452.3	3.2	2,455.5
Operating expenses	11.9	3.2	3,023.6	(7.9)	3,030.8
Net amortization of deferred policy acquisition costs and value of business acquired	—	—	387.0	—	387.0
Interest expense	61.7	56.4	33.6	(12.4)	139.3
Operating expenses related to consolidated investment entities:
Interest expense	—	—	68.4	—	68.4
Other expense	—	—	73.5	—	73.5
Total benefits and expenses	73.6	59.6	9,324.9	(17.1)	9,441.0
Income (loss) before income taxes	(85.2)	(56.7)	419.7	—	277.8
Income tax expense (benefit)	363.0	(17.1)	(354.0)	183.1	175.0
Net income (loss) before equity in earnings (losses) of unconsolidated affiliates	(448.2)	(39.6)	773.7	(183.1)	102.8
Equity in earnings (losses) of subsidiaries, net of tax	360.1	481.9	—	(842.0)	—
Net income (loss) including noncontrolling interest	(88.1)	442.3	773.7	(1,025.1)	102.8
Less: Net income (loss) attributable to noncontrolling interest	—	—	190.9	—	190.9
Net income (loss) available to ING U.S., Inc.'s common shareholder	(88.1)	442.3	582.8	(1,025.1)	(88.1)
Condensed Consolidating Statement of Operations
For the Year Ended December 31, 2010

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Revenues:
Net investment income	19.7	2.3	4,990.2	(25.2)	4,987.0
Fee income	—	—	3,516.5	—	3,516.5
Premiums	—	—	1,707.5	—	1,707.5
Net realized gains (losses):
Total other-than-temporary impairments	—	—	(1,383.4)	—	(1,383.4)
Less: Portion of other-than-temporary impairments recognized in Other comprehensive income (loss)	—	—	(492.6)	—	(492.6)
Net other-than-temporary impairments recognized in earnings	—	—	(890.8)	—	(890.8)
Other net realized capital gains (losses)	(155.8)	—	(631.4)	—	(787.2)
Total net realized capital gains (losses)	(155.8)	—	(1,522.2)	—	(1,678.0)
Other revenue	19.2	1.3	531.9	(5.4)	547.0
Income (loss) related to consolidated investment entities:
Net investment income (loss)	—	—	316.0	—	316.0
Changes in fair value related to collateralized loan obligations	—	—	(121.8)	—	(121.8)
Total revenues	(116.9)	3.6	9,418.1	(30.6)	9,274.2
Benefits and expenses:
Policyholder benefits	—	—	2,466.7	—	2,466.7
Interest credited to contract owner account balance	—	—	2,560.6	—	2,560.6
Operating expenses	11.9	15.8	3,011.2	(5.4)	3,033.5
Net amortization of deferred policy acquisition costs and value of business acquired	—	—	746.6	—	746.6
Interest expense	249.0	62.2	46.5	(25.2)	332.5
Operating expenses related to consolidated investment entities:
Interest expense	—	—	49.8	—	49.8
Other expense	—	—	46.7	—	46.7
Total benefits and expenses	260.9	78.0	8,928.1	(30.6)	9,236.4
Income (loss) before income taxes	(377.8)	(74.4)	490.0	—	37.8
Income tax expense (benefit)	151.0	(1.3)	125.8	(104.5)	171.0
Net income (loss) before equity in earnings (losses) of unconsolidated affiliates	(528.8)	(73.1)	364.2	104.5	(133.2)
Equity in earnings (losses) of subsidiaries, net of tax	405.9	626.9	—	(1,032.8)	—
Net income (loss) including noncontrolling interest	(122.9)	553.8	364.2	(928.3)	(133.2)
Less: Net income (loss) attributable to noncontrolling interest	—	—	(10.3)	—	(10.3)
Net income (loss) available to ING U.S., Inc.'s common shareholder	(122.9)	553.8	374.5	(928.3)	(122.9)

Schedule of Condensed Consolidating Statement of Comprehensive Income
ING U.S., Inc.
Consolidated Statement of Comprehensive Income
For the Three Months Ended March 31, 2013
(In millions)

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Net income (loss)	(212.0)	(228.8)	(215.1)	430.4	(225.5)
Other comprehensive income (loss), before tax:
Unrealized gains/losses on securities	(399.9)	(137.0)	(397.8)	534.8	(399.9)
Other-than-temporary impairments	10.9	6.9	10.9	(17.8)	10.9
Pension and other post-employment benefit liability	(3.5)	(0.8)	(3.4)	4.2	(3.5)
Other comprehensive income (loss), before tax	(392.5)	(130.9)	(390.3)	521.2	(392.5)
Income tax (benefit) expense related to items of other comprehensive income (loss)	(134.6)	(44.9)	(133.8)	178.7	(134.6)
Other comprehensive income (loss), after tax	(257.9)	(86.0)	(256.5)	342.5	(257.9)
Comprehensive income (loss)	(469.9)	(314.8)	(471.6)	772.9	(483.4)
Less: Comprehensive income (loss) attributable to the noncontrolling interest	—	—	(13.5)	—	(13.5)
Comprehensive income (loss) attributable to ING U.S., Inc.'s common shareholder	(469.9)	(314.8)	(458.1)	772.9	(469.9)

ING U.S., Inc.
Consolidated Statement of Comprehensive Income
For the Three Months Ended March 31, 2012
(In millions)

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Net income (loss)	(505.2)	111.5	(527.5)	400.4	(520.8)
Other comprehensive income (loss), before tax:
Unrealized gains/losses on securities	(75.7)	160.3	(78.7)	(81.6)	(75.7)
Other-than-temporary impairments	12.8	9.6	13.6	(23.2)	12.8
Pension and other post-employment benefit liability	(3.8)	(0.8)	(3.7)	4.5	(3.8)
Other comprehensive income (loss), before tax	(66.7)	169.1	(68.8)	(100.3)	(66.7)
Income tax (benefit) expense related to items of other comprehensive income (loss)	(58.7)	42.9	(69.8)	26.9	(58.7)
Other comprehensive income (loss), after tax	(8.0)	126.2	1.0	(127.2)	(8.0)
Comprehensive income (loss)	(513.2)	237.7	(526.5)	273.2	(528.8)
Less: Comprehensive income (loss) attributable to the noncontrolling interest	—	—	(15.6)	—	(15.6)
Comprehensive income (loss) attributable to ING U.S., Inc.'s common shareholder	(513.2)	237.7	(510.9)	273.2	(513.2)

Consolidated Statements of Comprehensive Income
For the Year Ended December 31, 2012

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Net income (loss) including noncontrolling interest	473.0	752.3	359.8	(973.9)	611.2
Other comprehensive income (loss), before tax:
Unrealized gains/losses on securities	1,659.1	1,281.7	1,655.9	(2,937.6)	1,659.1
Other-than-temporary impairments	52.2	30.4	52.2	(82.6)	52.2
Pension and other post-employment benefit liability	(21.4)	(3.2)	(21.4)	24.6	(21.4)
Other comprehensive income (loss), before tax	1,689.9	1,308.9	1,686.7	(2,995.6)	1,689.9
Income tax (benefit) expense related to items of other comprehensive income (loss)	574.2	411.9	555.3	(967.2)	574.2
Other comprehensive income (loss), after tax	1,115.7	897.0	1,131.4	(2,028.4)	1,115.7
Comprehensive income (loss)	1,588.7	1,649.3	1,491.2	(3,002.3)	1,726.9
Less: Comprehensive income (loss) attributable to the noncontrolling interest	—	—	138.2	—	138.2
Comprehensive income (loss) attributable to ING U.S., Inc.'s common shareholder	1,588.7	1,649.3	1,353	(3,002.3)	1,588.7

Condensed Consolidated Statements of Comprehensive Income
For the Year Ended December 31, 2011

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Net income (loss) including noncontrolling interest	(88.1)	442.3	773.7	(1,025.1)	102.8
Other comprehensive income (loss), before tax:
Unrealized gains/losses on securities	1,655.4	901.5	1,658.7	(2,560.2)	1,655.4
Other-than-temporary impairments	165.4	68.2	165.3	(233.5)	165.4
Pension and other post-employment benefit liability	78.9	6.9	78.9	(85.8)	78.9
Other comprehensive income (loss), before tax	1,899.7	976.6	1,902.9	(2,879.5)	1,899.7
Income tax (benefit) expense related to items of other comprehensive income (loss)	278.0	215.7	455.8	(671.5)	278.0
Other comprehensive income (loss), after tax	1,621.7	760.9	1,447.1	(2,208.0)	1,621.7
Comprehensive income (loss)	1,533.6	1,203.2	2,220.8	(3,233.1)	1,724.5
Less: Comprehensive income (loss) attributable to the noncontrolling interest	—	—	190.9	—	190.9
Comprehensive income (loss) attributable to ING U.S., Inc.'s common shareholder	1,533.6	1,203.2	2,029.9	(3,233.1)	1,533.6
Condensed Consolidated Statements of Comprehensive Income
For the Year Ended December 31, 2010

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Net income (loss) including noncontrolling interest	(122.9)	553.8	364.2	(928.3)	(133.2)
Other comprehensive income (loss), before tax:
Unrealized gains/losses on securities	3,377.3	1,823.1	3,373.7	(5,196.8)	3,377.3
Other-than-temporary impairments	(44.7)	(26.3)	(44.8)	71.1	(44.7)
Pension and other post-employment benefit liability	(3.9)	(2.7)	(3.9)	6.6	(3.9)
Other comprehensive income (loss), before tax	3,328.7	1,794.1	3,325.0	(5,119.1)	3,328.7
Income tax (benefit) expense related to items of other comprehensive income (loss)	1,012.5	395.8	1,011.3	(1,407.1)	1,012.5
Other comprehensive income (loss), after tax	2,316.2	1,398.3	2,313.7	(3,712.0)	2,316.2
Comprehensive income (loss)	2,193.3	1,952.1	2,677.9	(4,640.3)	2,183.0
Less: Comprehensive income (loss) attributable to the noncontrolling interest	—	—	(10.3)	—	(10.3)
Comprehensive income (loss) attributable to ING U.S., Inc.'s common shareholder	2,193.3	1,952.1	2,688.2	(4,640.3)	2,193.3

Condensed Consolidating Statement of Cash Flows For the Year Ended December 31, 2012

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Net cash provided by (used in) operating activities	59.7	50.5	3,264.9	(93.0)	3,282.1
Cash Flows from Investing Activities:
Proceeds from the sale, maturity, disposal or redemption of:
Fixed maturities	—	—	17,015.2	—	17,015.2
Equity securities, available-for-sale	27.2	12.0	27.6	—	66.8
Mortgage loans on real estate	—	—	1,991.8	—	1,991.8
Loan - Dutch State obligation	—	—	1,781.9	—	1,781.9
Limited partnerships/corporations	—	—	895.9	—	895.9
Acquisition of:
Fixed maturities	—	—	(17,292.3)	—	(17,292.3)
Equity securities, available-for-sale	(14.0)	(17.5)	(10.3)	—	(41.8)
Mortgage loans on real estate	—	—	(1,969.0)	—	(1,969.0)
Limited partnerships/corporations	—	—	(178.9)	—	(178.9)
Short-term investments, net	—	—	(2,397.4)	—	(2,397.4)
Policy loans, net	—	—	63.6	—	63.6
Derivatives, net	—	—	(1,395.8)	—	(1,395.8)
Other investments, net	—	1.3	42.1	—	43.4
Sales from consolidated investments entities	—	—	1,781.7	—	1,781.7
Purchase of consolidated investment entities	—	—	(2,851.6)	—	(2,851.6)
Net maturity of short-term intercompany loans	102.3	(33.5)	2,070.8	(2,139.6)	—
Return of capital contributions from subsidiaries	813.0	720.0	—	(1,533.0)	—
Capital contributions to subsidiaries	(400.0)	—	—	400.0	—
Collateral received (delivered), net	7.2	—	132.7	—	139.9
Purchases of fixed assets, net	—	—	(29.3)	—	(29.3)
Net cash provided by (used in) investing activities	535.7	682.3	(321.3)	(3,272.6)	(2,375.9)
Condensed Consolidating Statement of Cash Flows For the Year Ended December 31, 2012

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Cash Flows from Financing Activities:
Deposits received for investment contracts	—	—	16,118.8	—	16,118.8
Maturities and withdrawals from investment contracts	—	—	(19,033.4)	—	(19,033.4)
Proceeds from issuance of debt with maturities of more than three months	3,048.5	—	1.1	—	3,049.6
Repayment of debt with maturities of more than three months	(902.5)	—	—	—	(902.5)
Short-term debt	(309.1)	—	—	—	(309.1)
Debt issuance costs	(38.8)	—	—	—	(38.8)
Net (repayments of) proceeds from short-term intercompany loans	(2,037.3)	—	(102.3)	2,139.6	—
Dividends to parent	—	—	(93.0)	93.0	—
Return of capital contributions to parent	—	(733.0)	(800.0)	1,533.0	—
Contributions of capital from parent	—	—	400.0	(400.0)	—
Borrowings of consolidated investment entities	—	—	152.6	—	152.6
Repayments of debt of consolidated investment entities	—	—	(56.6)	—	(56.6)
Contributions from (distributions to) participants in consolidated investment entities	—	—	1,262.0	—	1,262.0
Net cash provided by (used in) financing activities	(239.2)	(733.0)	(2,150.8)	3,365.6	242.6
Net increase (decrease) in cash and cash equivalents	356.2	(0.2)	792.8	—	1,148.8
Cash and cash equivalents, beginning of year	1.3	0.6	636.1	—	638.0
Cash and cash equivalents, end of year	357.5	0.4	1,428.9	—	1,786.8

Condensed Consolidating Statement of Cash Flows For the Year Ended December 31, 2011

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Net cash provided by (used in) operating activities	134.4	48.7	4,273.9	(100.0)	4,357.0
Cash Flows from Investing Activities:
Proceeds from the sale, maturity, disposal or redemption of:
Fixed maturities	—	—	17,312.4	—	17,312.4
Equity securities, available-for-sale	21.2	15.7	170.0	—	206.9
Mortgage loans on real estate	—	—	1,542.5	—	1,542.5
Loan - Dutch State obligation	—	—	505.6	—	505.6
Limited partnerships/corporations	—	—	121.3	—	121.3
Acquisition of:
Fixed maturities	—	—	(18,598.9)	—	(18,598.9)
Equity securities, available-for-sale	(12.5)	(17.2)	(23.0)	—	(52.7)
Mortgage loans on real estate	—	—	(2,057.9)	—	(2,057.9)
Limited partnerships/corporations	—	—	(156.4)	—	(156.4)
Short-term investments, net	—	—	(763.2)	—	(763.2)
Policy loans, net	—	—	127.9	—	127.9
Derivatives, net	(410.4)	—	(806.3)	—	(1,216.7)
Other investments, net	—	1.0	(9.4)	—	(8.4)
Sales from consolidated investments entities	—	—	2,422.8	—	2,422.8
Purchase of consolidated investment entities	—	—	(3,044.6)	—	(3,044.6)
Maturity of intercompany loans with maturities more than three months	13.9	500.0	—	(513.9)	—
Net maturity of short-term intercompany loans	856.3	425.4	(384.6)	(897.1)	—
Return of capital contributions from subsidiaries	200.0	9.6	—	(209.6)	—
Capital contributions to subsidiaries	(377.0)	(347.0)	—	724.0	—
Collateral received (delivered), net	(2.5)	—	759.2	—	756.7
Purchases of fixed assets, net	—	—	(32.9)	—	(32.9)
Other, net	—	—	(16.1)	—	(16.1)
Net cash provided by (used in) investing activities	289.0	587.5	(2,931.6)	(896.6)	(2,951.7)
Condensed Consolidating Statement of Cash Flows For the Year Ended December 31, 2011

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Cash Flows from Financing Activities:
Deposits received for investment contracts	—	—	16,571.1	—	16,571.1
Maturities and withdrawals from investment contracts	—	—	(17,246.6)	500.0	(16,746.6)
Proceeds from issuance of debt with maturities of more than three months	548.5	—	58.0	—	606.5
Repayment of debt with maturities of more than three months	(573.8)	—	—	—	(573.8)
Short-term debt	(359.0)	—	(1,546.0)	—	(1,905.0)
Intercompany loans with maturities of more than three months	—	—	(13.9)	13.9	—
Net (repayments of) proceeds from short-term intercompany loans	(40.8)	(983.1)	126.8	897.1	—
Dividends to parent	—	—	(100.0)	100.0	—
Return of capital contributions to parent	—	—	(209.6)	209.6	—
Contributions of capital from parent	—	347.0	377.0	(724.0)	—
Borrowings of consolidated investment entities	—	—	138.9	—	138.9
Repayments of debt of consolidated investment entities	—	—	(121.4)	—	(121.4)
Contributions from (distributions to) participants in consolidated investment entities	—	—	647.7	—	647.7
Net cash provided by (used in) financing activities	(425.1)	(636.1)	(1,318.0)	996.6	(1,382.6)
Net increase (decrease) in cash and cash equivalents	(1.7)	0.1	24.3	—	22.7
Cash and cash equivalents, beginning of year	3.0	0.5	611.8	—	615.3
Cash and cash equivalents, end of year	1.3	0.6	636.1	—	638.0

Condensed Consolidating Statement of Cash Flows For the Year Ended December 31, 2010

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Net cash provided by (used in) operating activities	511.6	68.7	2,069.4	(100.0)	2,549.7
Cash Flows from Investing Activities:
Proceeds from the sale, maturity, disposal or redemption of:
Fixed maturities	—	—	20,554.6	—	20,554.6
Equity securities, available-for-sale	37.0	19.9	402.7	—	459.6
Mortgage loans on real estate	—	—	1,677.7	—	1,677.7
Loan - Dutch State obligation	—	—	519.9	—	519.9
Limited partnerships/corporations	—	—	173.9	—	173.9
Acquisition of:
Fixed maturities	—	—	(24,788.4)	—	(24,788.4)
Equity securities, available-for-sale	(24.0)	(20.9)	(104.1)	—	(149.0)
Mortgage loans on real estate	—	—	(627.2)	—	(627.2)
Limited partnerships/corporations	—	—	(182.0)	—	(182.0)
Short-term investments, net	—	—	2,525.8	—	2,525.8
Policy loans, net	—	—	47.7	—	47.7
Derivatives, net	(198.0)	—	(1,515.7)	—	(1,713.7)
Other investments, net	—	1.5	(35.2)	—	(33.7)
Sales from consolidated investments entities	—	—	1,063.2	—	1,063.2
Purchase of consolidated investment entities	—	—	(1,095.5)	—	(1,095.5)
Maturity of intercompany loans with maturities more than three months	43.2	—	—	(43.2)
Net maturity of short-term intercompany loans to subsidiaries	482.8	(449.9)	465.3	(498.2)	—
Return of capital contributions from subsidiaries	688.1	492.9	—	(1,181.0)	—
Capital contributions to subsidiaries	(1,597.0)	(768.6)	—	2,365.6	—
Collateral received (delivered), net	(75.8)	—	59.7	—	(16.1)
Divestment sale of businesses, net of cash disposed of $57.5	(50.0)	125.0	(57.5)	—	17.5
Purchases of fixed assets, net	—	—	(34.7)	—	(34.7)
Merger of subsidiary into parent	—	450.0	(450.0)	—	—
Other, net	—	—	(55.8)	—	(55.8)
Net cash provided by (used in) investing activities	(693.7)	(150.1)	(1,455.6)	643.2	(1,656.2)
Condensed Consolidating Statement of Cash Flows For the Year Ended December 31, 2010

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Cash Flows from Financing Activities:
Deposits received for investment contracts	—	—	11,731.3	—	11,731.3
Maturities and withdrawals from investment contracts	—	—	(13,207.8)	—	(13,207.8)
Proceeds from issuance of debt with maturities of more than three months	265.1	—	—	—	265.1
Repayment of debt with maturities of more than three months	(319.9)	—	(1,218.3)	—	(1,538.2)
Short-term debt	(121.1)	—	828.8	—	707.7
Intercompany loans with maturities of more than three months	—	—	(43.2)	43.2	—
Net (repayments of) proceeds from short-term intercompany loans	(15.4)	20.8	(503.6)	498.2	—
Dividends to parent	—	—	(100.0)	100.0	—
Return of capital contributions to parent	—	(688.1)	(492.9)	1,181.0	—
Contributions of capital from parent	—	749.0	1,616.6	(2,365.6)	—
Borrowings of consolidated investment entities	—	—	168.3	—	168.3
Repayments of debt of consolidated investment entities	—	—	(40.0)	—	(40.0)
Contributions from (distributions to) participants in consolidated investment entities	—	—	(8.5)	—	(8.5)
Contribution of capital	374.5	—	—	—	374.5
Net cash provided by (used in) financing activities	183.2	81.7	(1,269.3)	(543.2)	(1,547.6)
Net increase (decrease) in cash and cash equivalents	1.1	0.3	(655.5)	—	(654.1)
Cash and cash equivalents, beginning of year	1.9	0.2	1,267.3	—	1,269.4
Cash and cash equivalents, end of year	3.0	0.5	611.8	—	615.3

Schedule of Condensed Consolidating Statement of Cash Flows
ING U.S., Inc.
Condensed Consolidating Statement of Cash Flows
For the Three Months Ended March 31, 2013
(In millions)

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Net cash provided by (used in) operating activities	152.3	(2.0)	(163.7)	(15.0)	(28.4)

Cash Flows from Investing Activities:
Proceeds from the sale, maturity, disposal or redemption of:
Fixed maturities	—	—	4,455.8	—	4,455.8
Equity securities, available-for-sale	3.2	12.4	12.8	—	28.4
Mortgage loans on real estate	—	—	318.3	—	318.3
Limited partnerships/corporations	—	—	18.0	—	18.0
Acquisition of:
Fixed maturities	—	—	(4,802.8)	—	(4,802.8)
Equity securities, available-for-sale	(5.2)	—	(4.2)	—	(9.4)
Mortgage loans on real estate	—	—	(581.4)	—	(581.4)
Limited partnerships/corporations	—	—	(9.8)	—	(9.8)
Short-term investments, net	—	—	2,999.1	—	2,999.1
Policy loans, net	—	—	(4.1)	—	(4.1)
Derivatives, net	—	—	(1,089.6)	—	(1,089.6)
Other investments, net	—	—	11.8	—	11.8
Sales from consolidated investments entities	—	—	573.8	—	573.8
Purchase of consolidated investment entities	—	—	(613.8)	—	(613.8)
Net maturity of short-term intercompany loans	(34.9)	(10.5)	(13.4)	58.8	—
Collateral received (delivered), net	8.6	—	(369.1)	—	(360.5)
Purchases of fixed assets, net	—	—	(6.6)	—	(6.6)
Net cash provided by (used in) investing activities	(28.3)	1.9	894.8	58.8	927.2

Cash Flows from Financing Activities:
Deposits received for investment contracts	—	—	2,936.2	—	2,936.2
Maturities and withdrawals from investment contracts	—	—	(2,996.6)	—	(2,996.6)
Proceeds from issuance of debt with maturities of more than three months	1,000.3	—	0.3	—	1,000.6
Repayment of debt with maturities of more than three months	(945.3)	—	(359.3)	—	(1,304.6)
Short-term debt	(169.7)	—	—	—	(169.7)
Debt issuance costs	(6.5)	—	—	—	(6.5)
Net (repayments of) proceeds from short-term intercompany loans	23.9	—	34.9	(58.8)	—
Dividends to parent	—	—	(15.0)	15.0	—

Contributions from (distributions to) participants in consolidated investment entities	—	—	642.7	—	642.7
Contribution of capital	—	—	—	—	—
Net cash provided by (used in) financing activities	(97.3)	—	243.2	(43.8)	102.1
Net increase (decrease) in cash and cash equivalents	26.7	(0.1)	974.3	—	1,000.9
Cash and cash equivalents, beginning of year	357.5	0.4	1,428.9	—	1,786.8
Cash and cash equivalents, end of year	384.2	0.3	2,403.2	—	2,787.7

ING U.S., Inc.
Condensed Consolidating Statement of Cash Flows
For the Three Months Ended March 31, 2012
(In millions)

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Net cash provided by (used in) operating activities	(20.2)	(18.0)	362.5	—	324.3

Cash Flows from Investing Activities:
Proceeds from the sale, maturity, disposal or redemption of:
Fixed maturities	—	—	5,838.7	—	5,838.7
Equity securities, available-for-sale	9.1	5.4	9.0	—	23.5
Mortgage loans on real estate	—	—	316.3	—	316.3
Loan - Dutch State obligation	—	—	145.3	—	145.3
Limited partnerships/corporations	—	—	63.1	—	63.1
Acquisition of:
Fixed maturities	—	—	(4,233.3)	—	(4,233.3)
Equity securities, available-for-sale	(3.9)	—	(6.0)	—	(9.9)
Mortgage loans on real estate	—	—	(553.9)	—	(553.9)
Limited partnerships/corporations	—	—	(77.3)	—	(77.3)
Short-term investments, net	—	—	499.4	—	499.4
Policy loans, net	—	—	39.8	—	39.8
Derivatives, net	—	—	(1,171.2)	—	(1,171.2)
Other investments, net	—	1.1	(1.2)	—	(0.1)
Sales from consolidated investments entities	—	—	181.5	—	181.5
Purchase of consolidated investment entities	—	—	(380.0)	—	(380.0)
Net maturity of short-term intercompany loans	16.7	11.4	123.8	(151.9)	—
Collateral received (delivered), net	7.3	—	(216.7)	—	(209.4)
Purchases of fixed assets, net	—	—	(8.2)	—	(8.2)
Other, net	—	—	(0.2)	—	(0.2)
Net cash provided by (used in) investing activities	29.2	17.9	568.9	(151.9)	464.1

Cash Flows from Financing Activities:
Deposits received for investment contracts	—	—	4,251.2	—	4,251.2
Maturities and withdrawals from investment contracts	—	—	(4,918.2)	—	(4,918.2)
Proceeds from issuance of debt with maturities of more than three months	43.9	—	—	—	43.9
Repayment of debt with maturities of more than three months	(47.6)	—	—	—	(47.6)
Short-term debt	129.1	—	—	—	129.1
Net (repayments of) proceeds from short-term intercompany loans	(135.2)	—	(16.7)	151.9	—

Contributions from (distributions to) participants in consolidated investment entities	—	—	392.2	—	392.2
Net cash provided by (used in) financing activities	(9.8)	—	(291.5)	151.9	(149.4)
Net increase (decrease) in cash and cash equivalents	(0.8)	(0.1)	639.9	—	639.0
Cash and cash equivalents, beginning of year	1.3	0.6	636.1	—	638.0
Cash and cash equivalents, end of year	0.5	0.5	1,276.0	—	1,277.0

Condensed Consolidating Statement of Cash Flows For the Year Ended December 31, 2012

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Net cash provided by (used in) operating activities	59.7	50.5	3,264.9	(93.0)	3,282.1
Cash Flows from Investing Activities:
Proceeds from the sale, maturity, disposal or redemption of:
Fixed maturities	—	—	17,015.2	—	17,015.2
Equity securities, available-for-sale	27.2	12.0	27.6	—	66.8
Mortgage loans on real estate	—	—	1,991.8	—	1,991.8
Loan - Dutch State obligation	—	—	1,781.9	—	1,781.9
Limited partnerships/corporations	—	—	895.9	—	895.9
Acquisition of:
Fixed maturities	—	—	(17,292.3)	—	(17,292.3)
Equity securities, available-for-sale	(14.0)	(17.5)	(10.3)	—	(41.8)
Mortgage loans on real estate	—	—	(1,969.0)	—	(1,969.0)
Limited partnerships/corporations	—	—	(178.9)	—	(178.9)
Short-term investments, net	—	—	(2,397.4)	—	(2,397.4)
Policy loans, net	—	—	63.6	—	63.6
Derivatives, net	—	—	(1,395.8)	—	(1,395.8)
Other investments, net	—	1.3	42.1	—	43.4
Sales from consolidated investments entities	—	—	1,781.7	—	1,781.7
Purchase of consolidated investment entities	—	—	(2,851.6)	—	(2,851.6)
Net maturity of short-term intercompany loans	102.3	(33.5)	2,070.8	(2,139.6)	—
Return of capital contributions from subsidiaries	813.0	720.0	—	(1,533.0)	—
Capital contributions to subsidiaries	(400.0)	—	—	400.0	—
Collateral received (delivered), net	7.2	—	132.7	—	139.9
Purchases of fixed assets, net	—	—	(29.3)	—	(29.3)
Net cash provided by (used in) investing activities	535.7	682.3	(321.3)	(3,272.6)	(2,375.9)
Condensed Consolidating Statement of Cash Flows For the Year Ended December 31, 2012

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Cash Flows from Financing Activities:
Deposits received for investment contracts	—	—	16,118.8	—	16,118.8
Maturities and withdrawals from investment contracts	—	—	(19,033.4)	—	(19,033.4)
Proceeds from issuance of debt with maturities of more than three months	3,048.5	—	1.1	—	3,049.6
Repayment of debt with maturities of more than three months	(902.5)	—	—	—	(902.5)
Short-term debt	(309.1)	—	—	—	(309.1)
Debt issuance costs	(38.8)	—	—	—	(38.8)
Net (repayments of) proceeds from short-term intercompany loans	(2,037.3)	—	(102.3)	2,139.6	—
Dividends to parent	—	—	(93.0)	93.0	—
Return of capital contributions to parent	—	(733.0)	(800.0)	1,533.0	—
Contributions of capital from parent	—	—	400.0	(400.0)	—
Borrowings of consolidated investment entities	—	—	152.6	—	152.6
Repayments of debt of consolidated investment entities	—	—	(56.6)	—	(56.6)
Contributions from (distributions to) participants in consolidated investment entities	—	—	1,262.0	—	1,262.0
Net cash provided by (used in) financing activities	(239.2)	(733.0)	(2,150.8)	3,365.6	242.6
Net increase (decrease) in cash and cash equivalents	356.2	(0.2)	792.8	—	1,148.8
Cash and cash equivalents, beginning of year	1.3	0.6	636.1	—	638.0
Cash and cash equivalents, end of year	357.5	0.4	1,428.9	—	1,786.8

Condensed Consolidating Statement of Cash Flows For the Year Ended December 31, 2011

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Net cash provided by (used in) operating activities	134.4	48.7	4,273.9	(100.0)	4,357.0
Cash Flows from Investing Activities:
Proceeds from the sale, maturity, disposal or redemption of:
Fixed maturities	—	—	17,312.4	—	17,312.4
Equity securities, available-for-sale	21.2	15.7	170.0	—	206.9
Mortgage loans on real estate	—	—	1,542.5	—	1,542.5
Loan - Dutch State obligation	—	—	505.6	—	505.6
Limited partnerships/corporations	—	—	121.3	—	121.3
Acquisition of:
Fixed maturities	—	—	(18,598.9)	—	(18,598.9)
Equity securities, available-for-sale	(12.5)	(17.2)	(23.0)	—	(52.7)
Mortgage loans on real estate	—	—	(2,057.9)	—	(2,057.9)
Limited partnerships/corporations	—	—	(156.4)	—	(156.4)
Short-term investments, net	—	—	(763.2)	—	(763.2)
Policy loans, net	—	—	127.9	—	127.9
Derivatives, net	(410.4)	—	(806.3)	—	(1,216.7)
Other investments, net	—	1.0	(9.4)	—	(8.4)
Sales from consolidated investments entities	—	—	2,422.8	—	2,422.8
Purchase of consolidated investment entities	—	—	(3,044.6)	—	(3,044.6)
Maturity of intercompany loans with maturities more than three months	13.9	500.0	—	(513.9)	—
Net maturity of short-term intercompany loans	856.3	425.4	(384.6)	(897.1)	—
Return of capital contributions from subsidiaries	200.0	9.6	—	(209.6)	—
Capital contributions to subsidiaries	(377.0)	(347.0)	—	724.0	—
Collateral received (delivered), net	(2.5)	—	759.2	—	756.7
Purchases of fixed assets, net	—	—	(32.9)	—	(32.9)
Other, net	—	—	(16.1)	—	(16.1)
Net cash provided by (used in) investing activities	289.0	587.5	(2,931.6)	(896.6)	(2,951.7)
Condensed Consolidating Statement of Cash Flows For the Year Ended December 31, 2011

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Cash Flows from Financing Activities:
Deposits received for investment contracts	—	—	16,571.1	—	16,571.1
Maturities and withdrawals from investment contracts	—	—	(17,246.6)	500.0	(16,746.6)
Proceeds from issuance of debt with maturities of more than three months	548.5	—	58.0	—	606.5
Repayment of debt with maturities of more than three months	(573.8)	—	—	—	(573.8)
Short-term debt	(359.0)	—	(1,546.0)	—	(1,905.0)
Intercompany loans with maturities of more than three months	—	—	(13.9)	13.9	—
Net (repayments of) proceeds from short-term intercompany loans	(40.8)	(983.1)	126.8	897.1	—
Dividends to parent	—	—	(100.0)	100.0	—
Return of capital contributions to parent	—	—	(209.6)	209.6	—
Contributions of capital from parent	—	347.0	377.0	(724.0)	—
Borrowings of consolidated investment entities	—	—	138.9	—	138.9
Repayments of debt of consolidated investment entities	—	—	(121.4)	—	(121.4)
Contributions from (distributions to) participants in consolidated investment entities	—	—	647.7	—	647.7
Net cash provided by (used in) financing activities	(425.1)	(636.1)	(1,318.0)	996.6	(1,382.6)
Net increase (decrease) in cash and cash equivalents	(1.7)	0.1	24.3	—	22.7
Cash and cash equivalents, beginning of year	3.0	0.5	611.8	—	615.3
Cash and cash equivalents, end of year	1.3	0.6	636.1	—	638.0

Condensed Consolidating Statement of Cash Flows For the Year Ended December 31, 2010

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Net cash provided by (used in) operating activities	511.6	68.7	2,069.4	(100.0)	2,549.7
Cash Flows from Investing Activities:
Proceeds from the sale, maturity, disposal or redemption of:
Fixed maturities	—	—	20,554.6	—	20,554.6
Equity securities, available-for-sale	37.0	19.9	402.7	—	459.6
Mortgage loans on real estate	—	—	1,677.7	—	1,677.7
Loan - Dutch State obligation	—	—	519.9	—	519.9
Limited partnerships/corporations	—	—	173.9	—	173.9
Acquisition of:
Fixed maturities	—	—	(24,788.4)	—	(24,788.4)
Equity securities, available-for-sale	(24.0)	(20.9)	(104.1)	—	(149.0)
Mortgage loans on real estate	—	—	(627.2)	—	(627.2)
Limited partnerships/corporations	—	—	(182.0)	—	(182.0)
Short-term investments, net	—	—	2,525.8	—	2,525.8
Policy loans, net	—	—	47.7	—	47.7
Derivatives, net	(198.0)	—	(1,515.7)	—	(1,713.7)
Other investments, net	—	1.5	(35.2)	—	(33.7)
Sales from consolidated investments entities	—	—	1,063.2	—	1,063.2
Purchase of consolidated investment entities	—	—	(1,095.5)	—	(1,095.5)
Maturity of intercompany loans with maturities more than three months	43.2	—	—	(43.2)
Net maturity of short-term intercompany loans to subsidiaries	482.8	(449.9)	465.3	(498.2)	—
Return of capital contributions from subsidiaries	688.1	492.9	—	(1,181.0)	—
Capital contributions to subsidiaries	(1,597.0)	(768.6)	—	2,365.6	—
Collateral received (delivered), net	(75.8)	—	59.7	—	(16.1)
Divestment sale of businesses, net of cash disposed of $57.5	(50.0)	125.0	(57.5)	—	17.5
Purchases of fixed assets, net	—	—	(34.7)	—	(34.7)
Merger of subsidiary into parent	—	450.0	(450.0)	—	—
Other, net	—	—	(55.8)	—	(55.8)
Net cash provided by (used in) investing activities	(693.7)	(150.1)	(1,455.6)	643.2	(1,656.2)
Condensed Consolidating Statement of Cash Flows For the Year Ended December 31, 2010

	Parent Issuer	Subsidiary Guarantor	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
Cash Flows from Financing Activities:
Deposits received for investment contracts	—	—	11,731.3	—	11,731.3
Maturities and withdrawals from investment contracts	—	—	(13,207.8)	—	(13,207.8)
Proceeds from issuance of debt with maturities of more than three months	265.1	—	—	—	265.1
Repayment of debt with maturities of more than three months	(319.9)	—	(1,218.3)	—	(1,538.2)
Short-term debt	(121.1)	—	828.8	—	707.7
Intercompany loans with maturities of more than three months	—	—	(43.2)	43.2	—
Net (repayments of) proceeds from short-term intercompany loans	(15.4)	20.8	(503.6)	498.2	—
Dividends to parent	—	—	(100.0)	100.0	—
Return of capital contributions to parent	—	(688.1)	(492.9)	1,181.0	—
Contributions of capital from parent	—	749.0	1,616.6	(2,365.6)	—
Borrowings of consolidated investment entities	—	—	168.3	—	168.3
Repayments of debt of consolidated investment entities	—	—	(40.0)	—	(40.0)
Contributions from (distributions to) participants in consolidated investment entities	—	—	(8.5)	—	(8.5)
Contribution of capital	374.5	—	—	—	374.5
Net cash provided by (used in) financing activities	183.2	81.7	(1,269.3)	(543.2)	(1,547.6)
Net increase (decrease) in cash and cash equivalents	1.1	0.3	(655.5)	—	(654.1)
Cash and cash equivalents, beginning of year	1.9	0.2	1,267.3	—	1,269.4
Cash and cash equivalents, end of year	3.0	0.5	611.8	—	615.3

Business, Basis of Presentation and Significant Accounting Policies - Stock Offering (Details) (USD $)	3 Months Ended		12 Months Ended			0 Months Ended					0 Months Ended
	Mar. 31, 2013 segments	Mar. 31, 2012	Dec. 31, 2012 segments	Dec. 31, 2011	Dec. 31, 2010	May 07, 2013 Subsequent Event	Apr. 10, 2013 Subsequent Event	Apr. 11, 2013 Subsequent Event	Dec. 31, 2012 Parent Issuer	Dec. 31, 2011 Parent Issuer	May 07, 2013 Parent Issuer Subsequent Event	May 07, 2013 ING International Subsequent Event
Item Effected [Line Items]
Offering of shares by parent company and subsidiaries	0	0	0	0	0	65,192,307					30,769,230	34,423,077
Potential ownership by affiliate of parent company following IPO												75.00%
Additional shares potentially acquired by affiliate's employees of parent												9,778,846
Number of reportable segments	3		3
Number of operating segments	5		5
Total shares authorized							1,000,000,000
Common stock, shares authorized	900,000,000		900,000,000	900,000,000			900,000,000		900,000,000	900,000,000
Common stock, par value	$ 0.01		$ 0.01	$ 0.01			$ 0.01		$ 0.01	$ 0.01
Preferred stock, shares authorized							100,000,000
Preferred stock, par value							$ 0.01
Stock split conversion ratio							2,295.248835
Common stock, shares issued	230,079,120		230,079,120	230,079,120				230,079,120	230,079,120	230,079,120
Common stock, shares outstanding	230,000,000		230,000,000	230,000,000				230,000,000	230,000,000	230,000,000
Treasury stock, shares	79,120		79,120	79,120				79,120	79,120	79,120

Business, Basis of Presentation and Significant Accounting Policies - Securities Lending (Details)	12 Months Ended
Dec. 31, 2012
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Rate required of collateral as a percent of market value of loans securities	102.00%
Percentage of collateral retained by lending agent for portions of the program	5.00%
Percentage of collateral transferred to company for portions of the program	95.00%
Percentage of loans third-party pricing source is unable to price an investment	2.00%

Business, Basis of Presentation and Significant Accounting Policies - Property and Equipment (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Property, Plant and Equipment [Line Items]
Property and equipment cost basis	$ 463.5	$ 501.7
Total accumulated depreciation	305.1	316.1
Depreciation expense	$ 36.9	$ 36.2	$ 34.2
Buildings
Property, Plant and Equipment [Line Items]
Property and equipment estimated useful lives	40 years
Furniture and fixtures
Property, Plant and Equipment [Line Items]
Property and equipment estimated useful lives	5 years
Leasehold improvements
Property, Plant and Equipment [Line Items]
Property and equipment estimated useful lives	10 years
Equipment
Property, Plant and Equipment [Line Items]
Property and equipment estimated useful lives	3 years

Business, Basis of Presentation and Significant Accounting Policies - Assumptions and Yields (Details)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Long-Duration Contracts, Assumptions by Product and Guarantee [Line Items]
Long-term equity return assumption	9.00%
Long-term equity return assumption, cap	14.00%
Lookforward period	5 years
Credited interest rate maximum on fixed annuities and payout contracts without life contingencies		8.00%	8.00%
Individual and Group Life Insurance Reserves
Long-Duration Contracts, Assumptions by Product and Guarantee [Line Items]
Interest rate used to calculate present value of future benefits, low end	2.50%
Interest rate used to calculate present value of future benefits, high end	7.70%
Future Policy Benefits and Claims Reserves
Long-Duration Contracts, Assumptions by Product and Guarantee [Line Items]
Interest rate used to calculate present value of future benefits, low end	3.00%
Interest rate used to calculate present value of future benefits, high end	7.75%
Investment contract
Long-Duration Contracts, Assumptions by Product and Guarantee [Line Items]
Credited interest rate maximum on fixed annuities and payout contracts without life contingencies	8.00%

Business, Basis of Presentation and Significant Accounting Policies - Sales Inducements (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Accounting Policies [Abstract]
Capitalized sales inducements	$ 35.1	$ 39.9	$ 55
Amortized amount of deferred sales inducements	$ 62.6	$ 14	$ 102.1

Business, Basis of Presentation and Significant Accounting Policies - Effects of Changes in Accounting Principles (Details) (USD $)	12 Months Ended		12 Months Ended
	Dec. 31, 2011	Dec. 31, 2009 Accounting Standards Update 2009-17 and 2010-10	Dec. 31, 2010 Accounting Standards Update 2010-26 Prior to implementation
New Accounting Pronouncements or Change in Accounting Principle [Line Items]
Decrease in Future policy benefits	$ (10,700,000,000)
Increase in total assets after adoption of new accounting principle		1,700,000,000
Increase in total liabilities after adoption of new accounting principle		1,400,000,000
Difference in fair value of assets and liabilities recorded in Appropriated retained earnings		297.2
Impact to Retained earnings as a result of implementation of new accounting principle			1,200,000,000
Tax on impact to Retained earnings as a result of implementation of new accounting principle			$ 300.8

Investments (excluding Consolidated Investment Entities) - Fixed Maturities and Equity Securities (Details) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013		Dec. 31, 2012		Dec. 31, 2011
Available-for-sale Securities, Including Securities Pledged [Line Items]
Embedded Derivatives	$ 204.1	[1]	$ 227.4	[1]	$ 243.1
OTTI	163.1	[2]	174	[2]	226.1
Securities pledged, Amortized Cost	1,656.7		1,470		2,068.7
Securities pledged, Gross Unrealized Capital Losses	1,774.7		1,605.5		2,253.5
Total equity securities, Amortized Cost	246.5		297.9		320.6
Total fixed maturities and equity securities, Amortized Cost	66,391.9		66,024.6		65,131.4
Gross Unrealized Capital Gains	7,245.9		8,059.3		6,313.7
Gross Unrealized Capital Losses	260.9		289.6		918.5
Fair Value	73,581		74,021.7		70,769.7
U.S. Treasuries
Available-for-sale Securities, Including Securities Pledged [Line Items]
Fixed maturities, including securities pledged, Amortized Cost	5,186.3		5,194.3		5,283.8
Fixed maturities, Gross Unrealized Capital Gains	575.2		691.2		688.7
Fixed maturities, Gross Unrealized Capital Losses	4		1.8		0
Embedded Derivatives	0	[1]	0	[1]	0
Fixed maturities, including securities pledged	5,757.5		5,883.7		5,972.5
OTTI	0	[2]	0	[2]	0
U.S. government agencies and authorities
Available-for-sale Securities, Including Securities Pledged [Line Items]
Fixed maturities, including securities pledged, Amortized Cost	642		645.4		643.1
Fixed maturities, Gross Unrealized Capital Gains	67.5		78.8		84.7
Fixed maturities, Gross Unrealized Capital Losses	0		0		0
Embedded Derivatives	0	[1]	0	[1]	0
Fixed maturities, including securities pledged	709.5		724.2		727.8
OTTI	0	[2]	0	[2]	0
State, municipalities and political subdivisions
Available-for-sale Securities, Including Securities Pledged [Line Items]
Fixed maturities, including securities pledged, Amortized Cost	288.6		320.2		375.1
Fixed maturities, Gross Unrealized Capital Gains	29.2		32.6		21.2
Fixed maturities, Gross Unrealized Capital Losses	0		0		2.4
Embedded Derivatives	0	[1]	0	[1]	0
Fixed maturities, including securities pledged	317.8		352.8		393.9
OTTI	0	[2]	0	[2]	0
U.S. corporate securities
Available-for-sale Securities, Including Securities Pledged [Line Items]
Fixed maturities, including securities pledged, Amortized Cost	34,082.4		32,986.1		30,486.5
Fixed maturities, Gross Unrealized Capital Gains	3,770.8		4,226.6		3,095.6
Fixed maturities, Gross Unrealized Capital Losses	93.3		48.8		109
Embedded Derivatives	0	[1]	0	[1]	0
Fixed maturities, including securities pledged	37,759.9		37,163.9		33,473.1
OTTI	13	[2]	13.4	[2]	0
Foreign
Available-for-sale Securities, Including Securities Pledged [Line Items]
Fixed maturities, including securities pledged, Amortized Cost	14,673.2	[3]	14,391.2	[3]	14,041.9
Fixed maturities, Gross Unrealized Capital Gains	1,487.2	[3]	1,652.6	[3]	1,170.9
Fixed maturities, Gross Unrealized Capital Losses	50.4	[3]	59.3	[3]	145.4
Embedded Derivatives	0	[1],[3]	0	[1],[3]	0
Fixed maturities, including securities pledged	16,110	[3]	15,984.5	[3]	15,067.4
OTTI	0	[2],[3]	0	[2],[3]	0.1
Foreign securities government
Available-for-sale Securities, Including Securities Pledged [Line Items]
Fixed maturities, including securities pledged, Amortized Cost	1,072.1	[3]	1,069.4	[3]	834.9
Fixed maturities, Gross Unrealized Capital Gains	93.3	[3]	125.2	[3]	92.9
Fixed maturities, Gross Unrealized Capital Losses	9.3	[3]	4.6	[3]	9.9
Embedded Derivatives	0	[1],[3]	0	[1],[3]	0
Fixed maturities, including securities pledged	1,156.1	[3]	1,190	[3]	917.9
OTTI	0	[2],[3]	0	[2],[3]	0
Foreign securities other
Available-for-sale Securities, Including Securities Pledged [Line Items]
Fixed maturities, including securities pledged, Amortized Cost	13,601.1	[3]	13,321.8	[3]	13,207
Fixed maturities, Gross Unrealized Capital Gains	1,393.9	[3]	1,527.4	[3]	1,078
Fixed maturities, Gross Unrealized Capital Losses	41.1	[3]	54.7	[3]	135.5
Embedded Derivatives	0	[1],[3]	0	[1],[3]	0
Fixed maturities, including securities pledged	14,953.9	[3]	14,794.5	[3]	14,149.5
OTTI	0	[2],[3]	0	[2],[3]	0.1
Residential mortgage-backed securities
Available-for-sale Securities, Including Securities Pledged [Line Items]
Fixed maturities, including securities pledged, Amortized Cost	6,431.1		6,684.2		7,935
Fixed maturities, Gross Unrealized Capital Gains	773.6		831.9		1,093.6
Fixed maturities, Gross Unrealized Capital Losses	63.9		86.7		240.8
Embedded Derivatives	212.1	[1]	237.6	[1]	260.3
Fixed maturities, including securities pledged	7,352.9		7,667		9,048.1
OTTI	131.5	[2]	140.8	[2]	199.3
Residential mortgage-backed securities, Agency
Available-for-sale Securities, Including Securities Pledged [Line Items]
Fixed maturities, including securities pledged, Amortized Cost	4,941.3		5,071.6		5,754.8
Fixed maturities, Gross Unrealized Capital Gains	578.7		633.3		865.4
Fixed maturities, Gross Unrealized Capital Losses	17		14.8		11.9
Embedded Derivatives	138	[1]	156	[1]	182.2
Fixed maturities, including securities pledged	5,641		5,846.1		6,790.5
OTTI	1.1	[2]	1.2	[2]	1.7
Residential mortgage-backed securities, Non-Agency
Available-for-sale Securities, Including Securities Pledged [Line Items]
Fixed maturities, including securities pledged, Amortized Cost	1,489.8		1,612.6		2,180.2
Fixed maturities, Gross Unrealized Capital Gains	194.9		198.6		228.2
Fixed maturities, Gross Unrealized Capital Losses	46.9		71.9		228.9
Embedded Derivatives	74.1	[1]	81.6	[1]	78.1
Fixed maturities, including securities pledged	1,711.9		1,820.9		2,257.6
OTTI	130.4	[2]	139.6	[2]	197.6
Commercial mortgage-backed securities
Available-for-sale Securities, Including Securities Pledged [Line Items]
Fixed maturities, including securities pledged, Amortized Cost	4,301.4		4,438.9		5,387.1
Fixed maturities, Gross Unrealized Capital Gains	515.8		513.6		247.5
Fixed maturities, Gross Unrealized Capital Losses	4		6.1		149.2
Embedded Derivatives	0	[1]	0	[1]	0
Fixed maturities, including securities pledged	4,813.2		4,946.4		5,485.4
OTTI	4.4	[2]	4.4	[2]	6.3
Gross Unrealized Capital Losses	4		6.1		149.2
Fair Value	4,800		4,900		5,500
Other asset-backed securities
Available-for-sale Securities, Including Securities Pledged [Line Items]
Fixed maturities, including securities pledged, Amortized Cost	2,197.1		2,536.4		2,727
Fixed maturities, Gross Unrealized Capital Gains	116.7		128.4		62.1
Fixed maturities, Gross Unrealized Capital Losses	53.2		90		270.7
Embedded Derivatives	(8)	[1]	(10.2)	[1]	(17.2)
Fixed maturities, including securities pledged	2,252.6		2,564.6		2,501.2
OTTI	14.2	[2]	15.4	[2]	20.4
Gross Unrealized Capital Losses	1.9		1.8		1.3
Fair Value	1,400		1,600		1,500
Fixed maturities
Available-for-sale Securities, Including Securities Pledged [Line Items]
Fixed maturities, including securities pledged, Amortized Cost	67,802.1		67,196.7		66,879.5
Fixed maturities, Gross Unrealized Capital Gains	7,336		8,155.7		6,464.3
Fixed maturities, Gross Unrealized Capital Losses	268.8		292.7		917.5
Embedded Derivatives	204.1	[1]	227.4	[1]	243.1
Fixed maturities, including securities pledged	75,073.4		75,287.1		72,669.4
OTTI	163.1	[2]	174	[2]	226.1
Securities pledged, Amortized Cost	1,656.7		1,470		2,068.7
Securities pledged, Gross Unrealized Capital Gains	126.1		139.6		189.4
Securities pledged, Gross Unrealized Capital Losses	8.1		4.1		4.6
Securities pledged, Gross Unrealized Capital Losses	1,774.7		1,605.5		2,253.5
Total fixed maturities, less securities pledged, Amortized Cost	66,145.4		65,726.7		64,810.8
Total fixed maturities, less securities pledged, Gross Unrealized Capital Gains	7,209.9		8,016.1		6,274.9
Total fixed maturities, less securities pledged, Gross Unrealized Capital Losses	260.7		288.6		912.9
Total fixed maturities, less securities pledged, Fair Value	73,298.7		73,681.6		70,415.9
Common stock
Available-for-sale Securities, Including Securities Pledged [Line Items]
Embedded Derivatives	0	[1]	0	[1]	0
OTTI	0	[2]	0	[2]	0
Total equity securities, Amortized Cost	192.6		194.4		222.1
Gross Unrealized Capital Gains	0.3		13.2		14.7
Gross Unrealized Capital Losses	0.2		1		5.6
Fair Value	192.7		206.6		231.2
Preferred stock
Available-for-sale Securities, Including Securities Pledged [Line Items]
Embedded Derivatives	0	[1]	0	[1]	0
OTTI	0	[2]	0	[2]	0
Total equity securities, Amortized Cost	53.9		103.5		98.5
Gross Unrealized Capital Gains	35.7		30		24.1
Gross Unrealized Capital Losses	0		0		0
Fair Value	89.6		133.5		122.6
Equity securities
Available-for-sale Securities, Including Securities Pledged [Line Items]
Embedded Derivatives	0	[1]	0	[1]	0
OTTI	0	[2]	0	[2]	0
Total equity securities, Amortized Cost	246.5		297.9		320.6
Gross Unrealized Capital Gains	36		43.2		38.8
Gross Unrealized Capital Losses	0.2		1		5.6
Fair Value	$ 282.3		$ 340.1		$ 353.8

[1]	Embedded derivatives within fixed maturity securities are reported with the host investment. The changes in fair value of embedded derivatives are reported in Other net realized capital gains (losses) in the Condensed Consolidated Statements of Operations.
[2]	Represents OTTI reported as a component of Other comprehensive income.
[3]	Primarily U.S. dollar denominated.

Investments (excluding Consolidated Investment Entities) - Debt Maturities (Details) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Mortgage-backed securities
Available-for-sale Securities, Including Securities Pledged [Line Items]
Without single maturity date, Amortized Cost	$ 10,732.5	$ 11,123.1
Without single maturity date, Fair Value	12,166.1	12,613.4
Percentage collateralized of mortgage backed securities including interest-only strip or principal-only strip	32.50%	33.10%	32.80%
Other asset-backed securities
Available-for-sale Securities, Including Securities Pledged [Line Items]
Without single maturity date, Amortized Cost	2,197.1	2,536.4
Without single maturity date, Fair Value	2,252.6	2,564.6
Fixed maturities, including securities pledged, Amortized Cost	2,197.1	2,536.4	2,727
Fixed maturities, including securities pledged	2,252.6	2,564.6	2,501.2
Fixed maturities
Available-for-sale Securities, Including Securities Pledged [Line Items]
One year or less, Amortized Cost	2,923.6	2,820.9
One year or less, Fair Value	3,021.8	2,918.1
After one year through five years, Amortized Cost	14,250.2	14,380.3
After one year through five years, Fair Value	15,205.4	15,353.4
After five years through ten years, Amortized Cost	18,184.4	17,372.7
After five years through ten years, Fair Value	19,830.3	19,179.7
After ten years, Amortized Cost	19,514.3	18,963.3
After ten years, Fair Value	22,597.2	22,657.9
Fixed maturities, including securities pledged, Amortized Cost	67,802.1	67,196.7	66,879.5
Fixed maturities, including securities pledged	$ 75,073.4	$ 75,287.1	72,669.4

Investments (excluding Consolidated Investment Entities) - Composition of US and Foreign Corporate Securities (Details) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Communications
Available-for-sale Securities, Including Securities Pledged [Line Items]
U.S. and foreign securities, Amortized Cost	$ 4,048.7	$ 3,609.5	$ 3,561.5
U.S. and foreign corporate securities, Gross Unrealized Capital Gains	510.2	563.4	395.4
U.S. and foreign corporate securities, Gross Unrealized Capital Losses	10.9	2.4	12.5
Fixed maturities, including securities pledged	4,548	4,170.5	3,944.4
Financial
Available-for-sale Securities, Including Securities Pledged [Line Items]
U.S. and foreign securities, Amortized Cost	6,027.8	5,912.9	6,309.6
U.S. and foreign corporate securities, Gross Unrealized Capital Gains	748.3	749.4	450.5
U.S. and foreign corporate securities, Gross Unrealized Capital Losses	32.7	46.7	133.9
Fixed maturities, including securities pledged	6,743.4	6,615.6	6,626.2
Industrial and Other Companies
Available-for-sale Securities, Including Securities Pledged [Line Items]
U.S. and foreign securities, Amortized Cost	27,160.9	26,613.3	24,071.1
U.S. and foreign corporate securities, Gross Unrealized Capital Gains	2,621.1	3,063.3	2,252.6
U.S. and foreign corporate securities, Gross Unrealized Capital Losses	66.8	24.2	67.2
Fixed maturities, including securities pledged	29,715.2	29,652.4	26,256.5
Utilities
Available-for-sale Securities, Including Securities Pledged [Line Items]
U.S. and foreign securities, Amortized Cost	9,007.6	8,893.1	8,535.8
U.S. and foreign corporate securities, Gross Unrealized Capital Gains	1,128.7	1,210.5	948.7
U.S. and foreign corporate securities, Gross Unrealized Capital Losses	20.6	28.9	26.2
Fixed maturities, including securities pledged	10,115.7	10,074.7	9,458.3
Transportation
Available-for-sale Securities, Including Securities Pledged [Line Items]
U.S. and foreign securities, Amortized Cost	1,438.5	1,279.1	1,215.5
U.S. and foreign corporate securities, Gross Unrealized Capital Gains	156.4	167.4	126.4
U.S. and foreign corporate securities, Gross Unrealized Capital Losses	3.4	1.3	4.7
Fixed maturities, including securities pledged	1,591.5	1,445.2	1,337.2
U.S. and Foreign Corporate Securities
Available-for-sale Securities, Including Securities Pledged [Line Items]
U.S. and foreign securities, Amortized Cost	47,683.5	46,307.9	43,693.5
U.S. and foreign corporate securities, Gross Unrealized Capital Gains	5,164.7	5,754	4,173.6
U.S. and foreign corporate securities, Gross Unrealized Capital Losses	134.4	103.5	244.5
Fixed maturities, including securities pledged	$ 52,713.8	$ 51,958.4	$ 47,622.6

Investments (excluding Consolidated Investment Entities) - Repurchase Agreements and Securities Lending (Details) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Available-for-sale Securities, Including Securities Pledged [Line Items]
Securities received as collateral	$ 827.5	$ 619.5	$ 1,000
Payables under securities loan agreement, including collateral held	1,348.8	1,509.8	1,781.8
Securities pledged as collateral
Available-for-sale Securities, Including Securities Pledged [Line Items]
Fair value of loaned securities	804.8	601.8	1,000
Cash collateral, included in Payables
Available-for-sale Securities, Including Securities Pledged [Line Items]
Payables under securities loan agreement, including collateral held	$ 827.5	$ 619.5	$ 1,000

Investments (excluding Consolidated Investment Entities) - Unrealized Capital Losses (Details) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Available-for-sale Securities, Including Securities Pledged [Line Items]
Six Months or Less Below Amortized Cost, Fair Value	$ 4,939.5	$ 2,606.3	$ 4,062.3
Six Months or Less Below Amortized Cost, Unrealized Capital Loss	97.8	40.3	138.7
More Than Six Months and Twelve Months or Less Below Amortized Cost, Fair Value	265.9	240.6	1,939.1
More Than Six Months and Twelve Months or Less Below Amortized Cost, Unrealized Capital Loss	13.5	15.4	164.1
More Than Twelve Months Below Amortized Cost, Fair Value	1,347.6	1,784.8	2,824.2
More Than Twelve Months Below Amortized Cost, Unrealized Capital Loss	157.5	237	614.7
Total, Fair Value	6,553	4,631.7	8,825.6
Total Unrealized Capital Losses	268.8	292.7	917.5
Average market value of fixed maturities with unrealized capital losses aged more than twelve months	89.50%	88.30%	82.10%
U.S. Treasuries
Available-for-sale Securities, Including Securities Pledged [Line Items]
Six Months or Less Below Amortized Cost, Fair Value	72.6	451.2	0
Six Months or Less Below Amortized Cost, Unrealized Capital Loss	4	1.8	0
More Than Six Months and Twelve Months or Less Below Amortized Cost, Fair Value	0	0	0
More Than Six Months and Twelve Months or Less Below Amortized Cost, Unrealized Capital Loss	0	0	0
More Than Twelve Months Below Amortized Cost, Fair Value	0	0	0
More Than Twelve Months Below Amortized Cost, Unrealized Capital Loss	0	0	0
Total, Fair Value	72.6	451.2	0
Total Unrealized Capital Losses	4	1.8	0
U.S. corporate, state and municipalities
Available-for-sale Securities, Including Securities Pledged [Line Items]
Six Months or Less Below Amortized Cost, Fair Value	3,128	1,333.4	1,812.9
Six Months or Less Below Amortized Cost, Unrealized Capital Loss	64.7	19.2	55.7
More Than Six Months and Twelve Months or Less Below Amortized Cost, Fair Value	143.6	116.5	173.2
More Than Six Months and Twelve Months or Less Below Amortized Cost, Unrealized Capital Loss	5.1	3	10.4
More Than Twelve Months Below Amortized Cost, Fair Value	191.9	231.2	393.4
More Than Twelve Months Below Amortized Cost, Unrealized Capital Loss	23.5	26.6	45.3
Total, Fair Value	3,463.5	1,681.1	2,379.5
Total Unrealized Capital Losses	93.3	48.8	111.4
Foreign
Available-for-sale Securities, Including Securities Pledged [Line Items]
Six Months or Less Below Amortized Cost, Fair Value	968.5	360.2	1,177.6
Six Months or Less Below Amortized Cost, Unrealized Capital Loss	22.5	12.7	66.2
More Than Six Months and Twelve Months or Less Below Amortized Cost, Fair Value	47.1	59.8	80.2
More Than Six Months and Twelve Months or Less Below Amortized Cost, Unrealized Capital Loss	4.3	7.4	7.3
More Than Twelve Months Below Amortized Cost, Fair Value	191.7	314.9	655.8
More Than Twelve Months Below Amortized Cost, Unrealized Capital Loss	23.6	39.2	71.9
Total, Fair Value	1,207.3	734.9	1,913.6
Total Unrealized Capital Losses	50.4	59.3	145.4
Residential mortgage-backed securities
Available-for-sale Securities, Including Securities Pledged [Line Items]
Six Months or Less Below Amortized Cost, Fair Value	682.8	369.3	426.6
Six Months or Less Below Amortized Cost, Unrealized Capital Loss	6.5	6.4	5.1
More Than Six Months and Twelve Months or Less Below Amortized Cost, Fair Value	63.3	42	388.3
More Than Six Months and Twelve Months or Less Below Amortized Cost, Unrealized Capital Loss	2.7	2.1	16.1
More Than Twelve Months Below Amortized Cost, Fair Value	477.8	585.1	865.1
More Than Twelve Months Below Amortized Cost, Unrealized Capital Loss	54.7	78.2	219.6
Total, Fair Value	1,223.9	996.4	1,680
Total Unrealized Capital Losses	63.9	86.7	240.8
Commercial mortgage-backed
Available-for-sale Securities, Including Securities Pledged [Line Items]
Six Months or Less Below Amortized Cost, Fair Value	5.8	22	338.3
Six Months or Less Below Amortized Cost, Unrealized Capital Loss	0	0.2	6.4
More Than Six Months and Twelve Months or Less Below Amortized Cost, Fair Value	1.9	15.3	1,131.6
More Than Six Months and Twelve Months or Less Below Amortized Cost, Unrealized Capital Loss	0.1	1.7	87.6
More Than Twelve Months Below Amortized Cost, Fair Value	43.4	44.4	241.4
More Than Twelve Months Below Amortized Cost, Unrealized Capital Loss	3.9	4.2	55.2
Total, Fair Value	51.1	81.7	1,711.3
Total Unrealized Capital Losses	4	6.1	149.2
Other asset-backed
Available-for-sale Securities, Including Securities Pledged [Line Items]
Six Months or Less Below Amortized Cost, Fair Value	81.8	70.2	306.9
Six Months or Less Below Amortized Cost, Unrealized Capital Loss	0.1	0	5.3
More Than Six Months and Twelve Months or Less Below Amortized Cost, Fair Value	10	7	165.8
More Than Six Months and Twelve Months or Less Below Amortized Cost, Unrealized Capital Loss	1.3	1.2	42.7
More Than Twelve Months Below Amortized Cost, Fair Value	442.8	609.2	668.5
More Than Twelve Months Below Amortized Cost, Unrealized Capital Loss	51.8	88.8	222.7
Total, Fair Value	534.6	686.4	1,141.2
Total Unrealized Capital Losses	$ 53.2	$ 90	$ 270.7

Investments (excluding Consolidated Investment Entities) - Unrealized Capital Losses 1 (Details) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Available-for-sale Securities, Including Securities Pledged [Line Items]
Six Months or Less Below Amortized Cost, Unrealized Capital Loss	$ 97.8	$ 40.3	$ 138.7
More Than Six Months and Twelve Months or Less Below Amortized Cost, Unrealized Capital Loss	13.5	15.4	164.1
More Than Twelve Months Below Amortized Cost, Unrealized Capital Loss	157.5	237	614.7
Total Unrealized Capital Losses	268.8	292.7	917.5
U.S. Treasuries
Available-for-sale Securities, Including Securities Pledged [Line Items]
Six Months or Less Below Amortized Cost, Unrealized Capital Loss	4	1.8	0
More Than Six Months and Twelve Months or Less Below Amortized Cost, Unrealized Capital Loss	0	0	0
More Than Twelve Months Below Amortized Cost, Unrealized Capital Loss	0	0	0
Total Unrealized Capital Losses	4	1.8	0
U.S. corporate, state and municipalities
Available-for-sale Securities, Including Securities Pledged [Line Items]
Six Months or Less Below Amortized Cost, Unrealized Capital Loss	64.7	19.2	55.7
More Than Six Months and Twelve Months or Less Below Amortized Cost, Unrealized Capital Loss	5.1	3	10.4
More Than Twelve Months Below Amortized Cost, Unrealized Capital Loss	23.5	26.6	45.3
Total Unrealized Capital Losses	93.3	48.8	111.4
Foreign
Available-for-sale Securities, Including Securities Pledged [Line Items]
Six Months or Less Below Amortized Cost, Unrealized Capital Loss	22.5	12.7	66.2
More Than Six Months and Twelve Months or Less Below Amortized Cost, Unrealized Capital Loss	4.3	7.4	7.3
More Than Twelve Months Below Amortized Cost, Unrealized Capital Loss	23.6	39.2	71.9
Total Unrealized Capital Losses	50.4	59.3	145.4
Residential mortgage-backed securities
Available-for-sale Securities, Including Securities Pledged [Line Items]
Six Months or Less Below Amortized Cost, Unrealized Capital Loss	6.5	6.4	5.1
More Than Six Months and Twelve Months or Less Below Amortized Cost, Unrealized Capital Loss	2.7	2.1	16.1
More Than Twelve Months Below Amortized Cost, Unrealized Capital Loss	54.7	78.2	219.6
Total Unrealized Capital Losses	63.9	86.7	240.8
Commercial mortgage-backed
Available-for-sale Securities, Including Securities Pledged [Line Items]
Six Months or Less Below Amortized Cost, Unrealized Capital Loss	0	0.2	6.4
More Than Six Months and Twelve Months or Less Below Amortized Cost, Unrealized Capital Loss	0.1	1.7	87.6
More Than Twelve Months Below Amortized Cost, Unrealized Capital Loss	3.9	4.2	55.2
Total Unrealized Capital Losses	4	6.1	149.2
Other asset-backed
Available-for-sale Securities, Including Securities Pledged [Line Items]
Six Months or Less Below Amortized Cost, Unrealized Capital Loss	0.1	0	5.3
More Than Six Months and Twelve Months or Less Below Amortized Cost, Unrealized Capital Loss	1.3	1.2	42.7
More Than Twelve Months Below Amortized Cost, Unrealized Capital Loss	51.8	88.8	222.7
Total Unrealized Capital Losses	53.2	90	270.7
Fair value decline below amortized cost less than 20%
Available-for-sale Securities, Including Securities Pledged [Line Items]
Six months or less below amortized cost, Amortized Cost	5,279.7	3,154.6	4,560.5
Six Months or Less Below Amortized Cost, Unrealized Capital Loss	126	95.2	184.5
Six months or less below amortized cost, Number of Securities	474	308	474
More than six months and twelve months or less below amortized cost, Amortized Cost	594	363.3	1,805.8
More Than Six Months and Twelve Months or Less Below Amortized Cost, Unrealized Capital Loss	37.4	19.5	103.8
More than six months and twelve months or less below amortized cost, Number of Securities	119	83	114
More than twelve months below amortized cost, Amortized Cost	672.5	940.1	1,935.4
More Than Twelve Months Below Amortized Cost, Unrealized Capital Loss	28.5	35.9	159.1
More than twelve months below amortized cost, Number of Securities	218	221	269
Total Amortized Cost	6,546.2	4,458	8,301.7
Total Unrealized Capital Losses	191.9	150.6	447.4
Total Number of Securities	811	612	857
Fair value decline below amortized cost less than 20% | U.S. Treasuries
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	76.6	453	0
Total Unrealized Capital Losses	4	1.8	0
Total Number of Securities	2	3	0
Fair value decline below amortized cost less than 20% | U.S. corporate, state and municipalities
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	3,527	1,688.5	2,402.2
Total Unrealized Capital Losses	82.6	33.1	85.5
Total Number of Securities	218	109	185
Fair value decline below amortized cost less than 20% | Foreign
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	1,182.5	684.9	1,912.4
Total Unrealized Capital Losses	29.8	24.1	96.8
Total Number of Securities	95	50	153
Fair value decline below amortized cost less than 20% | Residential mortgage-backed securities
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	1,195.5	938.3	1,475.5
Total Unrealized Capital Losses	37.4	42.5	87.2
Total Number of Securities	393	343	323
Fair value decline below amortized cost less than 20% | Commercial mortgage-backed
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	53.1	85.9	1,723.5
Total Unrealized Capital Losses	3.7	5.6	114.2
Total Number of Securities	10	19	48
Fair value decline below amortized cost less than 20% | Other asset-backed
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	511.5	607.4	788.1
Total Unrealized Capital Losses	34.4	43.5	63.7
Total Number of Securities	93	88	148
Fair value decline below amortized cost greater than 20%
Available-for-sale Securities, Including Securities Pledged [Line Items]
Six months or less below amortized cost, Amortized Cost	16.2	42.1	616.9
Six Months or Less Below Amortized Cost, Unrealized Capital Loss	3.9	11.4	166.1
Six months or less below amortized cost, Number of Securities	16	21	105
More than six months and twelve months or less below amortized cost, Amortized Cost	41.3	30.2	197.9
More Than Six Months and Twelve Months or Less Below Amortized Cost, Unrealized Capital Loss	11.3	10.3	61
More than six months and twelve months or less below amortized cost, Number of Securities	9	9	46
More than twelve months below amortized cost, Amortized Cost	218.1	394.1	626.6
More Than Twelve Months Below Amortized Cost, Unrealized Capital Loss	61.7	120.4	243
More than twelve months below amortized cost, Number of Securities	54	95	145
Total Amortized Cost	275.6	466.4	1,441.4
Total Unrealized Capital Losses	76.9	142.1	470.1
Total Number of Securities	79	125	296
Fair value decline below amortized cost greater than 20% | U.S. Treasuries
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	0	0	0
Total Unrealized Capital Losses	0	0	0
Total Number of Securities	0	0	0
Fair value decline below amortized cost greater than 20% | U.S. corporate, state and municipalities
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	29.8	41.4	88.7
Total Unrealized Capital Losses	10.7	15.7	25.9
Total Number of Securities	1	3	7
Fair value decline below amortized cost greater than 20% | Foreign
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	75.2	109.3	146.6
Total Unrealized Capital Losses	20.6	35.2	48.6
Total Number of Securities	7	14	16
Fair value decline below amortized cost greater than 20% | Residential mortgage-backed securities
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	92.3	144.8	445.3
Total Unrealized Capital Losses	26.5	44.2	153.6
Total Number of Securities	54	77	178
Fair value decline below amortized cost greater than 20% | Commercial mortgage-backed
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	2	1.9	137
Total Unrealized Capital Losses	0.3	0.5	35
Total Number of Securities	1	1	7
Fair value decline below amortized cost greater than 20% | Other asset-backed
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	76.3	169	623.8
Total Unrealized Capital Losses	$ 18.8	$ 46.5	$ 207
Total Number of Securities	16	30	88

Investments (excluding Consolidated Investment Entities) - Unrealized Capital Losses 2 (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013		Dec. 31, 2012		Dec. 31, 2011
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Unrealized Capital Losses	268.8		292.7		917.5
Fair value decline below amortized cost less than 20%
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	6,546.2		4,458		8,301.7
Total Unrealized Capital Losses	191.9		150.6		447.4
Available-for-sale Securities, Including Securites Pledged, Continuous Unrealized Loss Position, Number of Securities	811		612		857
Fair value decline below amortized cost less than 20% | Residential mortgage-backed securities agency
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	737.4	[1]	398	[1]	450.7
Total Unrealized Capital Losses	12.3	[1]	11	[1]	10.2
Fair value decline below amortized cost less than 20% | Other ABS (Non-RMBS)
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	91.1	[1]	83.4	[1]	212.7
Total Unrealized Capital Losses	1.3	[1]	1.2	[1]	0.6
Fair value decline below amortized cost less than 20% | Total RMBS and Other ABS
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	1,707.1	[1]	1,545.7	[1]	2,263.6
Total Unrealized Capital Losses	71.9	[1]	86	[1]	150.9
Fair value decline below amortized cost greater than 20%
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	275.6		466.4		1,441.4
Total Unrealized Capital Losses	76.9		142.1		470.1
Available-for-sale Securities, Including Securites Pledged, Continuous Unrealized Loss Position, Number of Securities	79		125		296
Fair value decline below amortized cost greater than 20% | Residential mortgage-backed securities agency
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	11.2	[1]	8.1	[1]	4.8
Total Unrealized Capital Losses	3.3	[1]	3.8	[1]	2
Fair value decline below amortized cost greater than 20% | Other ABS (Non-RMBS)
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	2.3	[1]	2.3	[1]	2.5
Total Unrealized Capital Losses	0.5	[1]	0.6	[1]	0.6
Fair value decline below amortized cost greater than 20% | Total RMBS and Other ABS
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	168.5	[1]	313.8	[1]	1,069.1
Total Unrealized Capital Losses	45.2	[1]	90.7	[1]	360.6
Fixed Rate | Fair value decline below amortized cost less than 20%
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	780.5		669.4		1,108.1
Total Unrealized Capital Losses	13.1		14.2		49.5
Fixed Rate | Fair value decline below amortized cost greater than 20%
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	22.7		33.3		147.6
Total Unrealized Capital Losses	6.3		10.2		50.5
Floating Rate | Fair value decline below amortized cost less than 20%
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	926.6		876.3		1,155.5
Total Unrealized Capital Losses	58.8		71.8		101.4
Floating Rate | Fair value decline below amortized cost greater than 20%
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	145.8		280.5		921.5
Total Unrealized Capital Losses	38.9		80.5		310.1
Greater than 10%
Available-for-sale Securities, Including Securities Pledged [Line Items]
Credit Enhancement Percentage, minimum	10.00%		10.00%		10.00%
Greater than 10% | Fair value decline below amortized cost less than 20% | Residential mortgage-backed securities non-agency
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	607.2	[1]	706.8	[1]	793.4
Total Unrealized Capital Losses	43.7	[1]	53.8	[1]	77.3
Greater than 10% | Fair value decline below amortized cost greater than 20% | Residential mortgage-backed securities non-agency
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	86.4	[1]	187.1	[1]	761.4
Total Unrealized Capital Losses	20.5	[1]	51.2	[1]	256.4
5% - 10%
Available-for-sale Securities, Including Securities Pledged [Line Items]
Credit Enhancement Percentage, maximum	10.00%		10.00%		10.00%
Credit Enhancement Percentage, minimum	5.00%		5.00%		5.00%
5% - 10% | Fair value decline below amortized cost less than 20% | Residential mortgage-backed securities non-agency
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	94.9	[1]	187.6	[1]	509.8
Total Unrealized Capital Losses	3.1	[1]	6.8	[1]	35.2
5% - 10% | Fair value decline below amortized cost greater than 20% | Residential mortgage-backed securities non-agency
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	2.2	[1]	2.2	[1]	45.4
Total Unrealized Capital Losses	0.6	[1]	0.7	[1]	15
0% - 5%
Available-for-sale Securities, Including Securities Pledged [Line Items]
Credit Enhancement Percentage, maximum	5.00%		5.00%		5.00%
Credit Enhancement Percentage, minimum	0.00%		0.00%		0.00%
0% - 5% | Fair value decline below amortized cost less than 20% | Residential mortgage-backed securities non-agency
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	103.7	[1]	89.4	[1]	249.2
Total Unrealized Capital Losses	5	[1]	7.6	[1]	21.6
0% - 5% | Fair value decline below amortized cost greater than 20% | Residential mortgage-backed securities non-agency
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	5.2	[1]	12.3	[1]	150
Total Unrealized Capital Losses	2.3	[1]	4.2	[1]	45.8
0%
Available-for-sale Securities, Including Securities Pledged [Line Items]
Credit Enhancement Percentage, maximum	0.00%		0.00%		0.00%
0% | Fair value decline below amortized cost less than 20% | Residential mortgage-backed securities non-agency
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	72.8	[1]	80.5	[1]	47.8
Total Unrealized Capital Losses	6.5	[1]	5.6	[1]	6
0% | Fair value decline below amortized cost greater than 20% | Residential mortgage-backed securities non-agency
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	61.2	[1]	101.8	[1]	105
Total Unrealized Capital Losses	18	[1]	30.2	[1]	40.8
Greater than 100%
Available-for-sale Securities, Including Securities Pledged [Line Items]
Loan to Value Ratio, minimum	100.00%		100.00%		100.00%
Greater than 100% | Fair value decline below amortized cost less than 20% | Residential mortgage-backed securities non-agency
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	374.2		562.3		728.7
Total Unrealized Capital Losses	26		39.5		86.5
Greater than 100% | Fair value decline below amortized cost greater than 20% | Residential mortgage-backed securities non-agency
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	103.9		203.8		706
Total Unrealized Capital Losses	27.3		58		237.8
90% - 100%
Available-for-sale Securities, Including Securities Pledged [Line Items]
Loan to Value Ratio, minimum	90.00%		90.00%		90.00%
Loan to Value Ratio, maximum	100.00%		100.00%		100.00%
90% - 100% | Fair value decline below amortized cost less than 20% | Residential mortgage-backed securities non-agency
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	106.6		134.2		258.3
Total Unrealized Capital Losses	8.9		12.8		24.2
90% - 100% | Fair value decline below amortized cost greater than 20% | Residential mortgage-backed securities non-agency
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	15.2		35.2		162.2
Total Unrealized Capital Losses	5.1		10.7		60.6
80% - 90%
Available-for-sale Securities, Including Securities Pledged [Line Items]
Loan to Value Ratio, minimum	80.00%		80.00%		80.00%
Loan to Value Ratio, maximum	90.00%		90.00%		90.00%
80% - 90% | Fair value decline below amortized cost less than 20% | Residential mortgage-backed securities non-agency
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	91.3		78.9		120.4
Total Unrealized Capital Losses	8.7		7.5		9.9
80% - 90% | Fair value decline below amortized cost greater than 20% | Residential mortgage-backed securities non-agency
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	23.3		46.9		80.8
Total Unrealized Capital Losses	5.1		12.1		23.6
Less than 80%
Available-for-sale Securities, Including Securities Pledged [Line Items]
Loan to Value Ratio, maximum	80.00%		80.00%		80.00%
Less than 80% | Fair value decline below amortized cost less than 20% | Residential mortgage-backed securities non-agency
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	306.5		288.9		492.8
Total Unrealized Capital Losses	14.7		14		19.5
Less than 80% | Fair value decline below amortized cost greater than 20% | Residential mortgage-backed securities non-agency
Available-for-sale Securities, Including Securities Pledged [Line Items]
Total Amortized Cost	12.6		17.5		112.8
Total Unrealized Capital Losses	3.9		5.5		36

[1]	For purposes of this table, subprime mortgages are included in Non-agency RMBS categories.

Investments (excluding Consolidated Investment Entities) - Risk Exposure on Mortgage Backed Securities (Details) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Concentration Risk [Line Items]
Fair value of investments	$ 73,581	$ 74,021.7	$ 70,769.7
Gross unrealized losses	260.9	289.6	918.5
Subprime mortgage-backed securities
Concentration Risk [Line Items]
Fair value of investments	836.9	967.3	974.2
Gross unrealized losses	52.1	89.1	272.1
Percent of total fixed maturities	1.10%	1.30%	1.30%
Credit exposure	100.00%	100.00%	100.00%
Subprime mortgage-backed securities | Vintage Year 2007
Concentration Risk [Line Items]
Credit exposure	29.10%	29.10%	26.90%
Subprime mortgage-backed securities | Vintage Year 2006
Concentration Risk [Line Items]
Credit exposure	32.50%	36.80%	41.20%
Subprime mortgage-backed securities | Vintage Year 2005 and prior
Concentration Risk [Line Items]
Credit exposure	38.40%	34.10%	31.90%
Subprime mortgage-backed securities | NAIC Designation
Concentration Risk [Line Items]
Credit exposure	100.00%	100.00%	100.00%
Subprime mortgage-backed securities | NAIC Designation | NAIC Designation of 1
Concentration Risk [Line Items]
Credit exposure	60.00%	60.30%	78.10%
Subprime mortgage-backed securities | NAIC Designation | NAIC Designation of 2
Concentration Risk [Line Items]
Credit exposure	6.50%	11.90%	4.70%
Subprime mortgage-backed securities | NAIC Designation | NAIC Designation of 3
Concentration Risk [Line Items]
Credit exposure	22.90%	16.70%	13.40%
Subprime mortgage-backed securities | NAIC Designation | NAIC Designation of 4
Concentration Risk [Line Items]
Credit exposure	9.50%	8.10%	2.70%
Subprime mortgage-backed securities | NAIC Designation | NAIC Designation of 5
Concentration Risk [Line Items]
Credit exposure	0.80%	2.80%	0.50%
Subprime mortgage-backed securities | NAIC Designation | NAIC Designation of 6
Concentration Risk [Line Items]
Credit exposure	0.30%	0.20%	0.60%
Subprime mortgage-backed securities | Acceptable Rating Organizations
Concentration Risk [Line Items]
Credit exposure	100.00%	100.00%	100.00%
Subprime mortgage-backed securities | Acceptable Rating Organizations | AAA Rating
Concentration Risk [Line Items]
Credit exposure	0.40%	1.10%	2.90%
Subprime mortgage-backed securities | Acceptable Rating Organizations | AA Rating
Concentration Risk [Line Items]
Credit exposure	1.00%	1.00%	1.20%
Subprime mortgage-backed securities | Acceptable Rating Organizations | A Rating
Concentration Risk [Line Items]
Credit exposure	5.80%	5.40%	4.50%
Subprime mortgage-backed securities | Acceptable Rating Organizations | BBB Rating
Concentration Risk [Line Items]
Credit exposure	6.00%	6.00%	8.80%
Subprime mortgage-backed securities | Acceptable Rating Organizations | BB and Below Rating
Concentration Risk [Line Items]
Credit exposure	86.80%	86.50%	82.60%
Alt-A residential mortgage-backed securities
Concentration Risk [Line Items]
Fair value of investments	402	411.3	410.8
Gross unrealized losses	31.3	47.9	117.6
Percent of total fixed maturities	0.50%	0.50%	0.60%
Credit exposure	100.00%	100.00%	100.00%
Alt-A residential mortgage-backed securities | Vintage Year 2007
Concentration Risk [Line Items]
Credit exposure	20.80%	20.40%	18.80%
Alt-A residential mortgage-backed securities | Vintage Year 2006
Concentration Risk [Line Items]
Credit exposure	26.00%	25.90%	25.30%
Alt-A residential mortgage-backed securities | Vintage Year 2005 and prior
Concentration Risk [Line Items]
Credit exposure	53.20%	53.70%	55.90%
Alt-A residential mortgage-backed securities | NAIC Designation
Concentration Risk [Line Items]
Credit exposure	100.00%	100.00%	100.00%
Alt-A residential mortgage-backed securities | NAIC Designation | NAIC Designation of 1
Concentration Risk [Line Items]
Credit exposure	42.40%	34.10%	38.70%
Alt-A residential mortgage-backed securities | NAIC Designation | NAIC Designation of 2
Concentration Risk [Line Items]
Credit exposure	11.40%	11.90%	11.00%
Alt-A residential mortgage-backed securities | NAIC Designation | NAIC Designation of 3
Concentration Risk [Line Items]
Credit exposure	23.20%	18.80%	16.40%
Alt-A residential mortgage-backed securities | NAIC Designation | NAIC Designation of 4
Concentration Risk [Line Items]
Credit exposure	18.70%	26.90%	24.00%
Alt-A residential mortgage-backed securities | NAIC Designation | NAIC Designation of 5
Concentration Risk [Line Items]
Credit exposure	3.60%	7.50%	9.00%
Alt-A residential mortgage-backed securities | NAIC Designation | NAIC Designation of 6
Concentration Risk [Line Items]
Credit exposure	0.70%	0.80%	0.90%
Alt-A residential mortgage-backed securities | Acceptable Rating Organizations
Concentration Risk [Line Items]
Credit exposure	100.00%	100.00%	100.00%
Alt-A residential mortgage-backed securities | Acceptable Rating Organizations | AAA Rating
Concentration Risk [Line Items]
Credit exposure	0.10%	0.20%	1.00%
Alt-A residential mortgage-backed securities | Acceptable Rating Organizations | AA Rating
Concentration Risk [Line Items]
Credit exposure	0.50%	1.20%	2.30%
Alt-A residential mortgage-backed securities | Acceptable Rating Organizations | A Rating
Concentration Risk [Line Items]
Credit exposure	2.00%	1.50%	7.50%
Alt-A residential mortgage-backed securities | Acceptable Rating Organizations | BBB Rating
Concentration Risk [Line Items]
Credit exposure	3.40%	4.10%	3.90%
Alt-A residential mortgage-backed securities | Acceptable Rating Organizations | BB and Below Rating
Concentration Risk [Line Items]
Credit exposure	94.00%	93.00%	85.30%
Commercial mortgage-backed securities
Concentration Risk [Line Items]
Fair value of investments	4,800	4,900	5,500
Gross unrealized losses	4	6.1	149.2
Credit exposure	100.00%	100.00%	100.00%
Commercial mortgage-backed securities | Vintage Year 2008
Concentration Risk [Line Items]
Credit exposure	0.20%	0.30%	0.30%
Commercial mortgage-backed securities | Vintage Year 2007
Concentration Risk [Line Items]
Credit exposure	37.60%	37.40%	33.40%
Commercial mortgage-backed securities | Vintage Year 2006
Concentration Risk [Line Items]
Credit exposure	30.70%	30.20%	26.50%
Commercial mortgage-backed securities | Vintage Year 2005 and prior
Concentration Risk [Line Items]
Credit exposure	31.50%	32.10%	39.80%
Commercial mortgage-backed securities | NAIC Designation
Concentration Risk [Line Items]
Credit exposure	100.00%	100.00%	100.00%
Commercial mortgage-backed securities | NAIC Designation | NAIC Designation of 1
Concentration Risk [Line Items]
Credit exposure	98.10%	98.30%	92.70%
Commercial mortgage-backed securities | NAIC Designation | NAIC Designation of 2
Concentration Risk [Line Items]
Credit exposure	1.50%	1.40%	2.60%
Commercial mortgage-backed securities | NAIC Designation | NAIC Designation of 3
Concentration Risk [Line Items]
Credit exposure	0.30%	0.20%	3.60%
Commercial mortgage-backed securities | NAIC Designation | NAIC Designation of 4
Concentration Risk [Line Items]
Credit exposure	0.10%	0.10%	0.70%
Commercial mortgage-backed securities | NAIC Designation | NAIC Designation of 5
Concentration Risk [Line Items]
Credit exposure	0.00%	0.00%	0.00%
Commercial mortgage-backed securities | NAIC Designation | NAIC Designation of 6
Concentration Risk [Line Items]
Credit exposure	0.00%	0.00%	0.40%
Commercial mortgage-backed securities | Acceptable Rating Organizations
Concentration Risk [Line Items]
Credit exposure	100.00%	100.00%	100.00%
Commercial mortgage-backed securities | Acceptable Rating Organizations | AAA Rating
Concentration Risk [Line Items]
Credit exposure	37.00%	38.10%	47.30%
Commercial mortgage-backed securities | Acceptable Rating Organizations | AA Rating
Concentration Risk [Line Items]
Credit exposure	16.50%	17.20%	10.10%
Commercial mortgage-backed securities | Acceptable Rating Organizations | A Rating
Concentration Risk [Line Items]
Credit exposure	11.60%	11.20%	16.50%
Commercial mortgage-backed securities | Acceptable Rating Organizations | BBB Rating
Concentration Risk [Line Items]
Credit exposure	18.00%	17.80%	13.50%
Commercial mortgage-backed securities | Acceptable Rating Organizations | BB and Below Rating
Concentration Risk [Line Items]
Credit exposure	16.90%	15.70%	12.60%
Other asset-backed securities
Concentration Risk [Line Items]
Fair value of investments	1,400	1,600	1,500
Gross unrealized losses	$ 1.9	$ 1.8	$ 1.3
Credit exposure	100.00%	100.00%	100.00%
Other asset-backed securities | Vintage Year 2013
Concentration Risk [Line Items]
Credit exposure	1.90%
Other asset-backed securities | Vintage Year 2012
Concentration Risk [Line Items]
Credit exposure	22.70%	24.60%
Other asset-backed securities | Vintage Year 2011
Concentration Risk [Line Items]
Credit exposure	12.70%	14.90%	18.00%
Other asset-backed securities | Vintage Year 2010
Concentration Risk [Line Items]
Credit exposure	5.70%	5.80%	9.60%
Other asset-backed securities | Vintage Year 2009
Concentration Risk [Line Items]
Credit exposure	2.10%	2.10%	6.40%
Other asset-backed securities | Vintage Year 2008
Concentration Risk [Line Items]
Credit exposure	6.00%	5.90%	7.00%
Other asset-backed securities | Vintage Year 2007
Concentration Risk [Line Items]
Credit exposure		18.40%	24.80%
Other asset-backed securities | Vintage Year 2007 and prior
Concentration Risk [Line Items]
Credit exposure	48.90%
Other asset-backed securities | Vintage Year 2006
Concentration Risk [Line Items]
Credit exposure		9.50%	9.50%
Other asset-backed securities | Vintage Year 2006 and prior
Concentration Risk [Line Items]
Credit exposure		28.30%
Other asset-backed securities | Vintage Year 2005 and prior
Concentration Risk [Line Items]
Credit exposure		18.80%	24.70%
Other asset-backed securities | NAIC Designation
Concentration Risk [Line Items]
Credit exposure	100.00%	100.00%	100.00%
Other asset-backed securities | NAIC Designation | NAIC Designation of 1
Concentration Risk [Line Items]
Credit exposure	98.30%	97.70%	96.10%
Other asset-backed securities | NAIC Designation | NAIC Designation of 2
Concentration Risk [Line Items]
Credit exposure	0.90%	1.70%	2.30%
Other asset-backed securities | NAIC Designation | NAIC Designation of 3
Concentration Risk [Line Items]
Credit exposure	0.10%	0.10%	0.00%
Other asset-backed securities | NAIC Designation | NAIC Designation of 4
Concentration Risk [Line Items]
Credit exposure	0.00%	0.00%	0.20%
Other asset-backed securities | NAIC Designation | NAIC Designation of 5
Concentration Risk [Line Items]
Credit exposure	0.00%	0.00%	1.40%
Other asset-backed securities | NAIC Designation | NAIC Designation of 6
Concentration Risk [Line Items]
Credit exposure	0.70%	0.50%	0.00%
Other asset-backed securities | Acceptable Rating Organizations
Concentration Risk [Line Items]
Credit exposure	100.00%	100.00%	100.00%
Other asset-backed securities | Acceptable Rating Organizations | AAA Rating
Concentration Risk [Line Items]
Credit exposure	92.20%	91.90%	86.60%
Other asset-backed securities | Acceptable Rating Organizations | AA Rating
Concentration Risk [Line Items]
Credit exposure	2.00%	0.90%	3.10%
Other asset-backed securities | Acceptable Rating Organizations | A Rating
Concentration Risk [Line Items]
Credit exposure	4.10%	4.90%	4.90%
Other asset-backed securities | Acceptable Rating Organizations | BBB Rating
Concentration Risk [Line Items]
Credit exposure	0.90%	1.70%	3.80%
Other asset-backed securities | Acceptable Rating Organizations | BB and Below Rating
Concentration Risk [Line Items]
Credit exposure	0.80%	0.60%	1.60%
Credit Card Receivables
Concentration Risk [Line Items]
Percent of total fixed maturities	41.40%	40.50%	43.10%
Nonconsolidated Collateralized Loan Obligations
Concentration Risk [Line Items]
Percent of total fixed maturities	3.80%	4.10%	4.60%
Automobile Receivables
Concentration Risk [Line Items]
Percent of total fixed maturities	33.00%	33.30%	27.90%

Investments (excluding Consolidated Investment Entities) - Troubled Debt Restructuring (Details) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013 contract		Dec. 31, 2012 contract		Dec. 31, 2011 contract		Dec. 31, 2010
Financing Receivable, Modifications [Line Items]
Troubled debt restructured loans	$ 0	[1]	$ 0	[1]	$ 15.7	[1]	$ 0	[1]
Number of troubled debt restructuring contracts with a subsequent default	0		0		1
Private placement debt
Financing Receivable, Modifications [Line Items]
Number of troubled debt restructuring contracts	0		1		1
Troubled debt restructurings pre-modification carrying value			1.2		55.1
Troubled debt restructurings post-modification carrying value					52.2
Troubled debt restructured loans			$ 0
Commercial mortgage loans
Financing Receivable, Modifications [Line Items]
Number of troubled debt restructuring contracts	0		0		2

[1]	Amounts included in Troubled debt restructured loans, Loans 90 days or more past due and Loans in foreclosure, which were also impaired, are included in the Impaired loans, average investment during the period.

Investments (excluding Consolidated Investment Entities) - Mortgage Loans (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended			12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Investments, Debt and Equity Securities [Abstract]
Maximum loan to value ratio generally allowed	75.00%			75.00%
Commercial mortgage loans	$ 8,953.3	[1]		$ 8,666.2	[1]	$ 8,695.5	[1]
Collective valuation allowance	(3.9)			(3.9)		(4.4)
Total net commercial mortgage loans	8,949.4			8,662.3		8,691.1
Impairments on mortgage loans	$ 0		$ 0	$ 7.7		$ 9.3		$ 13.5

[1]	Balances do not include allowance for mortgage loan credit losses.

Investments (excluding Consolidated Investment Entities) - Allowance for Loan Losses (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Investments, Debt and Equity Securities [Abstract]
Collective valuation allowance for losses, beginning of period	$ 3.9	$ 4.4	$ 7
Addition to/(release of) allowance for losses	0	(0.5)	(2.6)
Collective valuation allowance for losses, end of period	$ 3.9	$ 3.9	$ 4.4

Investments (excluding Consolidated Investment Entities) - Impaired Loans (Details) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Investments, Debt and Equity Securities [Abstract]
Impaired loans with allowances for losses	$ 0	$ 0	$ 0
Impaired loans without valuation allowances	16.8	16.8	48.7
Subtotal	16.8	16.8	48.7
Less: Allowances for losses on impaired loans	0	0	0
Impaired loans, net	16.8	16.8	48.7
Unpaid principal balance of impaired loans	$ 31.9	$ 31.9	$ 63.8

Investments (excluding Consolidated Investment Entities) - Impaired Loans 2 (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended			12 Months Ended
	Mar. 31, 2013 loan		Mar. 31, 2012	Dec. 31, 2012 loan		Dec. 31, 2011 loan		Dec. 31, 2010
Investments, Debt and Equity Securities [Abstract]
Impaired loans, average investment during the period	$ 16.9		$ 44.6	$ 32.7		$ 43.7		$ 72.5
Troubled debt restructured loans	0	[1]		0	[1]	15.7	[1]	0	[1]
Loans 90 days or more past due, interest no longer accruing, at amortized cost	0			0		16.6		2.7
Loans in foreclosure, at amortized cost	9			9		0		0
Unpaid principal balance of loans 90 days or more past due, interest no longer accruing	0			0		21.6		4.9
Number of loans in foreclosure	4			4		0
Number of loans in arrears	$ 0			$ 0		$ 0

[1]	Amounts included in Troubled debt restructured loans, Loans 90 days or more past due and Loans in foreclosure, which were also impaired, are included in the Impaired loans, average investment during the period.

Investments (excluding Consolidated Investment Entities) - Impaired Loans 3 (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Investments, Debt and Equity Securities [Abstract]
Impaired loans, average investment during the period (book value)	$ 16.9	$ 44.6	$ 32.7	$ 43.7	$ 72.5
Interest income recognized on impaired loans, on an accrual basis	0.2	0.4	0.7	1.8	3.7
Interest income recognized on impaired loans, on a cash basis	0.2	0.5	0.8	1.8	4.2
Interest income recognized on troubled debt restructured loans, on an accrual basis	$ 0	$ 0.4	$ 0.3	$ 0.3	$ 0

Investments (excluding Consolidated Investment Entities) - Loans by Loan to Value (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013		Dec. 31, 2012		Dec. 31, 2011
Schedule of Loans by Loan to Value Ratio [Line Items]
Benchmark loan to value ratio, greater than indicates unpaid loan amount exceeds underlying collateral	100.00%		100.00%
Total Commercial mortgage loans	$ 8,953.3	[1]	$ 8,666.2	[1]	$ 8,695.5	[1]
0% - 50%
Schedule of Loans by Loan to Value Ratio [Line Items]
Loan to Value Ratio, minimum	0.00%		0.00%		0.00%
Loan to Value Ratio, maximum	50.00%		50.00%		50.00%
Commercial mortgage loans	1,913.7	[1]	1,987.9	[1]	2,535.2	[1]
50% - 60%
Schedule of Loans by Loan to Value Ratio [Line Items]
Loan to Value Ratio, minimum	50.00%		50.00%		50.00%
Loan to Value Ratio, maximum	60.00%		60.00%		60.00%
Commercial mortgage loans	2,437.7	[1]	2,425.2	[1]	2,479.4	[1]
60% - 70%
Schedule of Loans by Loan to Value Ratio [Line Items]
Loan to Value Ratio, minimum	60.00%		60.00%		60.00%
Loan to Value Ratio, maximum	70.00%		70.00%		70.00%
Commercial mortgage loans	4,136.2	[1]	3,736.1	[1]	2,991.9	[1]
70% - 80%
Schedule of Loans by Loan to Value Ratio [Line Items]
Loan to Value Ratio, minimum	70.00%		70.00%		70.00%
Loan to Value Ratio, maximum	80.00%		80.00%		80.00%
Commercial mortgage loans	431.3	[1]	481.7	[1]	621.2	[1]
80% and above
Schedule of Loans by Loan to Value Ratio [Line Items]
Loan to Value Ratio, minimum	80.00%		80.00%		80.00%
Commercial mortgage loans	$ 34.4	[1]	$ 35.3	[1]	$ 67.8	[1]

[1]	Balances do not include allowance for mortgage loan credit losses.

Investments (excluding Consolidated Investment Entities) - Loans by Debt Service Coverage Ratio (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013		Dec. 31, 2012		Dec. 31, 2011
Schedule of Loans by Debt Service Coverage Ratio [Line Items]
Benchmark debt service coverage ratio, less than indicates property's operations income is less than debt payments	100.00%		100.00%
Commercial mortgage loans secured by land or construction loans	$ 8.9	[1]	$ 8.9	[1]	$ 16.7	[1]
Total Commercial mortgage loans	8,953.3	[1]	8,666.2	[1]	8,695.5	[1]
Greater than 1.5x
Schedule of Loans by Debt Service Coverage Ratio [Line Items]
Debt Service Coverage Ratio, minimum	150.00%		150.00%		150.00%
Commercial mortgage loans	6,114.6	[1]	5,953.7	[1]	5,710.3	[1]
1.25x - 1.5x
Schedule of Loans by Debt Service Coverage Ratio [Line Items]
Debt Service Coverage Ratio, minimum	125.00%		125.00%		125.00%
Debt Service Coverage Ratio, maximum	150.00%		150.00%		150.00%
Commercial mortgage loans	1,454	[1]	1,336.3	[1]	1,547.2	[1]
1.0x - 1.25x
Schedule of Loans by Debt Service Coverage Ratio [Line Items]
Debt Service Coverage Ratio, minimum	100.00%		100.00%		100.00%
Debt Service Coverage Ratio, maximum	125.00%		125.00%		125.00%
Commercial mortgage loans	1,016.8	[1]	992.7	[1]	1,082.2	[1]
Less than 1.0x
Schedule of Loans by Debt Service Coverage Ratio [Line Items]
Debt Service Coverage Ratio, maximum	100.00%		100.00%		100.00%
Commercial mortgage loans	$ 359	[1]	$ 374.6	[1]	$ 339.1	[1]

[1]	Balances do not include allowance for mortgage loan credit losses.

Investments (excluding Consolidated Investment Entities) - Loans by U.S. Region (Details) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013		Dec. 31, 2012		Dec. 31, 2011
Open Option Contracts Written [Line Items]
Total Commercial mortgage loans	$ 8,953.3	[1]	$ 8,666.2	[1]	$ 8,695.5	[1]
Loans by region percentage of total loans	100.00%	[1]	100.00%	[1]	100.00%	[1]
Pacific
Open Option Contracts Written [Line Items]
Total Commercial mortgage loans	2,025.5	[1]	1,973.9	[1]	2,140.2	[1]
Loans by region percentage of total loans	22.70%	[1]	22.80%	[1]	24.60%	[1]
South Atlantic
Open Option Contracts Written [Line Items]
Total Commercial mortgage loans	1,725.9	[1]	1,687.6	[1]	1,555.4	[1]
Loans by region percentage of total loans	19.30%	[1]	19.40%	[1]	17.90%	[1]
Middle Atlantic
Open Option Contracts Written [Line Items]
Total Commercial mortgage loans	1,000.5	[1]	1,059.5	[1]	1,124	[1]
Loans by region percentage of total loans	11.20%	[1]	12.20%	[1]	12.90%	[1]
East North Central
Open Option Contracts Written [Line Items]
Total Commercial mortgage loans	1,020.1	[1]	962.8	[1]	1,010.4	[1]
Loans by region percentage of total loans	11.40%	[1]	11.10%	[1]	11.60%	[1]
West South Central
Open Option Contracts Written [Line Items]
Total Commercial mortgage loans	1,301.6	[1]	1,176.3	[1]	1,100.3	[1]
Loans by region percentage of total loans	14.50%	[1]	13.60%	[1]	12.70%	[1]
Mountain
Open Option Contracts Written [Line Items]
Total Commercial mortgage loans	800.9	[1]	718.2	[1]	776.9	[1]
Loans by region percentage of total loans	8.90%	[1]	8.30%	[1]	8.90%	[1]
West North Central
Open Option Contracts Written [Line Items]
Total Commercial mortgage loans	535	[1]	537.5	[1]	415.4	[1]
Loans by region percentage of total loans	6.00%	[1]	6.20%	[1]	4.80%	[1]
New England
Open Option Contracts Written [Line Items]
Total Commercial mortgage loans	334.8	[1]	334.6	[1]	320	[1]
Loans by region percentage of total loans	3.70%	[1]	3.90%	[1]	3.70%	[1]
East South Central
Open Option Contracts Written [Line Items]
Total Commercial mortgage loans	$ 209	[1]	$ 215.8	[1]	$ 252.9	[1]
Loans by region percentage of total loans	2.30%	[1]	2.50%	[1]	2.90%	[1]

[1]	Balances do not include allowance for mortgage loan credit losses.

Investments (excluding Consolidated Investment Entities) - Loans by Property Type (Details) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013		Dec. 31, 2012		Dec. 31, 2011
Investment Holdings [Line Items]
Total Commercial mortgage loans	$ 8,953.3	[1]	$ 8,666.2	[1]	$ 8,695.5	[1]
Loans by property type percentage of total loans	100.00%	[1]	100.00%	[1]	100.00%	[1]
Industrial
Investment Holdings [Line Items]
Total Commercial mortgage loans	3,385.2	[1]	3,361.5	[1]	3,457	[1]
Loans by property type percentage of total loans	37.70%	[1]	38.80%	[1]	39.80%	[1]
Retail
Investment Holdings [Line Items]
Total Commercial mortgage loans	2,609.9	[1]	2,350.2	[1]	2,104.2	[1]
Loans by property type percentage of total loans	29.20%	[1]	27.10%	[1]	24.20%	[1]
Office
Investment Holdings [Line Items]
Total Commercial mortgage loans	1,243.3	[1]	1,284.7	[1]	1,384.5	[1]
Loans by property type percentage of total loans	13.90%	[1]	14.80%	[1]	15.90%	[1]
Apartments
Investment Holdings [Line Items]
Total Commercial mortgage loans	935.8	[1]	952.1	[1]	972.8	[1]
Loans by property type percentage of total loans	10.50%	[1]	11.00%	[1]	11.20%	[1]
Hotel/Motel
Investment Holdings [Line Items]
Total Commercial mortgage loans	324.1	[1]	280.6	[1]	468.4	[1]
Loans by property type percentage of total loans	3.60%	[1]	3.20%	[1]	5.40%	[1]
Mixed Use
Investment Holdings [Line Items]
Total Commercial mortgage loans	101.1	[1]	74	[1]	28.6	[1]
Loans by property type percentage of total loans	1.10%	[1]	0.90%	[1]	0.30%	[1]
Other
Investment Holdings [Line Items]
Total Commercial mortgage loans	$ 353.9	[1]	$ 363.1	[1]	$ 280	[1]
Loans by property type percentage of total loans	4.00%	[1]	4.20%	[1]	3.20%	[1]

[1]	Balances do not include allowance for mortgage loan credit losses.

Investments (excluding Consolidated Investment Entities) - Mortgages by Year of Origination (Details) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013		Dec. 31, 2012		Dec. 31, 2011
Investment [Line Items]
Total Commercial mortgage loans	$ 8,953.3	[1]	$ 8,666.2	[1]	$ 8,695.5	[1]
Year of Origination 2013
Investment [Line Items]
Total Commercial mortgage loans	580.8	[1]	0	[1]
Year of Origination 2012
Investment [Line Items]
Total Commercial mortgage loans	1,797	[1]	1,821	[1]	0	[1]
Year of Origination 2011
Investment [Line Items]
Total Commercial mortgage loans	1,915.5	[1]	1,940.8	[1]	1,998	[1]
Year of Origination 2010
Investment [Line Items]
Total Commercial mortgage loans	418.7	[1]	429.9	[1]	598.5	[1]
Year of Origination 2009
Investment [Line Items]
Total Commercial mortgage loans	174.5	[1]	175.1	[1]	226.3	[1]
Year of Origination 2008
Investment [Line Items]
Total Commercial mortgage loans	670.8	[1]	725.1	[1]	1,026.8	[1]
Year of Origination 2007
Investment [Line Items]
Total Commercial mortgage loans			689.2	[1]	1,141.6	[1]
Year of Origination 2007 and Prior
Investment [Line Items]
Total Commercial mortgage loans	3,396	[1]	3,574.3	[1]
Year of Origination 2006 and Prior
Investment [Line Items]
Total Commercial mortgage loans			$ 2,885.1	[1]	$ 3,704.3	[1]

[1]	Balances do not include allowance for mortgage loan credit losses.

Investments (excluding Consolidated Investment Entities) - OTTI (Details) (USD $)	3 Months Ended				12 Months Ended
	Mar. 31, 2013 security		Mar. 31, 2012 security		Dec. 31, 2012 security		Dec. 31, 2011 security		Dec. 31, 2010 security
Available-for-sale Securities, Including Securities Pledged [Line Items]
Impairment	$ 11,000,000		$ 6,900,000		$ 55,100,000		$ 502,700,000		$ 890,800,000
No. of Securities	78		69		126		391		329
U.S. Treasuries
Available-for-sale Securities, Including Securities Pledged [Line Items]
Impairment					0		0		1,800,000
No. of Securities					0		0		1
U.S. corporate securities
Available-for-sale Securities, Including Securities Pledged [Line Items]
Impairment	0		400,000		14,300,000		55,200,000		30,700,000
No. of Securities	0		1		4		41		32
Foreign
Available-for-sale Securities, Including Securities Pledged [Line Items]
Impairment	0	[1]	800,000	[1]	2,200,000	[1]	71,300,000	[1]	121,500,000	[1]
No. of Securities	0	[1]	2	[1]	5	[1]	61	[1]	31	[1]
Residential mortgage-backed securities
Available-for-sale Securities, Including Securities Pledged [Line Items]
Impairment	3,600,000		3,300,000		25,200,000		37,700,000		73,400,000
No. of Securities	74		62		106		134		128
Commercial mortgage-backed securities
Available-for-sale Securities, Including Securities Pledged [Line Items]
Impairment	100,000		1,700,000		1,700,000		133,700,000		59,500,000
No. of Securities	2		1		1		26		15
Other asset-backed securities
Available-for-sale Securities, Including Securities Pledged [Line Items]
Impairment	7,300,000	[2]	700,000	[2]	2,600,000		195,500,000		589,900,000
No. of Securities	2	[2]	3	[2]	7		122		107
Fixed maturities
Available-for-sale Securities, Including Securities Pledged [Line Items]
Fair value of fixed maturies with OTTI	8,200,000,000				9,000,000,000		9,300,000,000
Equity securities
Available-for-sale Securities, Including Securities Pledged [Line Items]
Impairment					0		0		500,000
No. of Securities					0		0		4
Mortgage loans on real estate
Available-for-sale Securities, Including Securities Pledged [Line Items]
Impairment					7,700,000		9,300,000		13,500,000
No. of Securities					2		7		11
Other Assets
Available-for-sale Securities, Including Securities Pledged [Line Items]
Impairment					1,400,000	[2]	0	[2]	0	[2]
No. of Securities					1	[2]	0	[2]	0	[2]
Intent related impairment
Available-for-sale Securities, Including Securities Pledged [Line Items]
Impairment					7,800,000		430,200,000		551,100,000
No. of Securities	4		5		18		267		154
Write-down related to intent impairments	7,400,000		3,100,000
Intent related impairment | U.S. Treasuries
Available-for-sale Securities, Including Securities Pledged [Line Items]
Impairment					0		0		1,800,000
No. of Securities					0		0		1
Intent related impairment | U.S. corporate securities
Available-for-sale Securities, Including Securities Pledged [Line Items]
Impairment					1,100,000		55,200,000		28,200,000
No. of Securities	0		1		2		40		31
Write-down related to intent impairments	0		400,000
Intent related impairment | Foreign
Available-for-sale Securities, Including Securities Pledged [Line Items]
Impairment					1,500,000	[1]	59,000,000	[1]	75,000,000	[1]
No. of Securities	0		2		4	[1]	56	[1]	26	[1]
Write-down related to intent impairments	0		800,000
Intent related impairment | Residential mortgage-backed securities
Available-for-sale Securities, Including Securities Pledged [Line Items]
Impairment					3,300,000		7,900,000		20,600,000
No. of Securities					10		27		23
Intent related impairment | Commercial mortgage-backed securities
Available-for-sale Securities, Including Securities Pledged [Line Items]
Impairment					1,700,000		124,300,000		31,700,000
No. of Securities	2		1		1		26		9
Write-down related to intent impairments	100,000		1,700,000
Intent related impairment | Other asset-backed securities
Available-for-sale Securities, Including Securities Pledged [Line Items]
Impairment					200,000		183,800,000		393,800,000
No. of Securities	2		1		1		118		64
Write-down related to intent impairments	7,300,000		200,000
Credit related impairment
Available-for-sale Securities, Including Securities Pledged [Line Items]
Write-downs related to credit impairments	$ 3,600,000		$ 3,800,000		$ 47,300,000		$ 72,500,000		$ 339,700,000

[1]	Primarily U.S. dollar denominated.
[2]	Includes loss on real estate owned that is classified as Other assets on the Condensed Consolidated Balance Sheets.

Investments (excluding Consolidated Investment Entities) - OTTI OCI (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Other than Temporary Impairment, Recognized in Accumulated Other Comprehensive Income [Roll Forward]
Balance, beginning	$ 114.7	$ 133.9	$ 133.9	$ 304.6	$ 287.8
Additional credit impairments:
On securities not previously impaired	0.2	0.1	9.5	10.3	115.4
On securities previously impaired	3	3.3	17.1	17	22.3
Reductions:
Securities intent impaired			0	(38.2)	(72.5)
Securities sold, matured, prepaid, or paid down	(5.5)	(6.8)	(45.8)	(159.8)	(48.4)
Balance, ending	$ 112.4	$ 130.5	$ 114.7	$ 133.9	$ 304.6

Investments (excluding Consolidated Investment Entities) - Net Investment Income (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Gross investment income	$ 1,200.1	$ 1,278.2	$ 4,705.3	$ 4,980.9	$ 5,007.7
Less: Investment expenses	1.4	0.8	7.4	12.1	20.7
Net investment income	1,198.7	1,277.4	4,697.9	4,968.8	4,987
Fixed maturities
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Gross investment income	1,012.6	1,084.1	4,184	4,402.1	4,374.3
Investments in fixed maturities not producing income	0.2		0.3	0.2
Equity securities, available-for-sale
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Gross investment income	2.6	3.2	17.7	27.3	30.1
Mortgage loans on real estate
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Gross investment income	118.2	123.7	500	500	496.7
Policy loans
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Gross investment income	29.9	30.7	121.5	125.6	135.5
Short-term investments and cash equivalents
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Gross investment income	0.9	0.8	5.4	6.7	(3.5)
Other
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Gross investment income	$ 35.9	$ 35.7	$ (123.3)	$ (80.8)	$ (25.4)

Investments (excluding Consolidated Investment Entities) - Net Realized Capital Gains (Losses) (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Available-for-sale Securities, Including Securities Pledged [Line Items]
Realized capital gains (losses)	$ (874.8)	$ (1,249.9)	$ (1,280.8)	$ (1,531.4)	$ (1,678)
After-tax net realized capital gains (losses), after tax	(568.7)	(874.4)	(715.8)	(1,017.4)	(1,184.7)
Proceeds from sale of investments
Proceeds on sales	3,212.7	4,252.7	11,185.9	12,850.7	15,637.1
Gross gains	42	142	484.2	648.5	644.2
Gross losses	(14.4)	(10.1)	(44.8)	(181.9)	(101.3)
Derivatives
Available-for-sale Securities, Including Securities Pledged [Line Items]
Realized capital gains (losses)	(1,099.7)	(1,668.4)	(1,712.4)	418.6	(1,243.5)
Fixed maturities
Available-for-sale Securities, Including Securities Pledged [Line Items]
Realized capital gains (losses)	(23.3)	(16.2)	(15.7)	16.1	48.3
Product guarantees
Available-for-sale Securities, Including Securities Pledged [Line Items]
Realized capital gains (losses)	346.3	430.1	337.3	(1,945.1)	(72.7)
Other investments
Available-for-sale Securities, Including Securities Pledged [Line Items]
Realized capital gains (losses)	(0.1)	(1.2)	(7.1)	(4)	(15.7)
Fixed maturities, available-for-sale, including securities pledged
Available-for-sale Securities, Including Securities Pledged [Line Items]
Realized capital gains (losses)	9.4	128.3	391.7	56.4	(340.4)
Fixed maturities, at fair value using the fair value option
Available-for-sale Securities, Including Securities Pledged [Line Items]
Realized capital gains (losses)	(107.6)	(125.1)	(278.8)	(92)	(63.6)
Equity securities, available-for-sale
Available-for-sale Securities, Including Securities Pledged [Line Items]
Realized capital gains (losses)	$ 0.2	$ 2.6	$ 4.2	$ 18.6	$ 9.6

Derivative Financial Instruments - Notional and Fair Values (Details) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Derivatives, Fair Value [Line Items]
Derivatives, Asset Fair Value	$ 2,281.1	$ 2,601.9	$ 2,904
Derivatives, Liability Fair Value	5,093.7	5,685.4	5,891.1
Interest rate contracts
Derivatives, Fair Value [Line Items]
Derivative, Notional Amount	72,899.7	71,010.3
Interest rate contracts | Not Designated as Hedging Instrument
Derivatives, Fair Value [Line Items]
Derivative, Notional Amount	70,679.3	69,719.2	63,993.8
Interest rate contracts | Not Designated as Hedging Instrument | Derivatives
Derivatives, Fair Value [Line Items]
Derivatives, Asset Fair Value	1,700.6	1,981.1	2,227.6
Derivatives, Liability Fair Value	1,314.3	1,545	1,548.7
Interest rate caps | Not Designated as Hedging Instrument
Derivatives, Fair Value [Line Items]
Derivative, Notional Amount	6,500	4,500	8,800
Derivatives, Asset Fair Value		17.7
Derivatives, Liability Fair Value		0.6
Interest rate caps | Not Designated as Hedging Instrument | Derivatives
Derivatives, Fair Value [Line Items]
Derivatives, Asset Fair Value	52.9	17.7	40
Derivatives, Liability Fair Value	10.5	0.6	3.5
Foreign exchange contracts
Derivatives, Fair Value [Line Items]
Derivative, Notional Amount	1,811.9	1,985.8
Foreign exchange contracts | Not Designated as Hedging Instrument
Derivatives, Fair Value [Line Items]
Derivative, Notional Amount	1,811.9	1,985.8	1,880.6
Foreign exchange contracts | Not Designated as Hedging Instrument | Derivatives
Derivatives, Fair Value [Line Items]
Derivatives, Asset Fair Value	16.1	11.3	12.2
Derivatives, Liability Fair Value	84.8	95	134.4
Equity contracts
Derivatives, Fair Value [Line Items]
Derivative, Notional Amount	3,927.1	3,967
Equity contracts | Not Designated as Hedging Instrument
Derivatives, Fair Value [Line Items]
Derivative, Notional Amount	13,935.1	14,890.4	15,797.4
Equity contracts | Not Designated as Hedging Instrument | Derivatives
Derivatives, Fair Value [Line Items]
Derivatives, Asset Fair Value	127.2	103.4	69.1
Derivatives, Liability Fair Value	53.5	235.1	28.3
Credit contracts
Derivatives, Fair Value [Line Items]
Derivative, Notional Amount	3,086	3,106
Credit contracts | Not Designated as Hedging Instrument
Derivatives, Fair Value [Line Items]
Derivative, Notional Amount	3,086	3,106	3,368.8
Credit contracts | Not Designated as Hedging Instrument | Derivatives
Derivatives, Fair Value [Line Items]
Derivatives, Asset Fair Value	45.1	63.3	178
Derivatives, Liability Fair Value	31	52.7	231.3
Managed custody guarantees | Not Designated as Hedging Instrument | Derivatives
Derivatives, Fair Value [Line Items]
Derivatives, Asset Fair Value	0	0	0
Derivatives, Liability Fair Value	0	0	1
Cash Flow Hedging | Interest rate contracts | Designated as Hedging Instrument
Derivatives, Fair Value [Line Items]
Derivative, Notional Amount	937.5	1,000	1,000
Cash Flow Hedging | Interest rate contracts | Designated as Hedging Instrument | Derivatives
Derivatives, Fair Value [Line Items]
Derivatives, Asset Fair Value	188	215.4	174
Derivatives, Liability Fair Value	0	0	0
Fair Value Hedging | Interest rate contracts | Designated as Hedging Instrument
Derivatives, Fair Value [Line Items]
Derivative, Notional Amount	1,282.9	291.1	358.2
Fair Value Hedging | Interest rate contracts | Designated as Hedging Instrument | Derivatives
Derivatives, Fair Value [Line Items]
Derivatives, Asset Fair Value	0	0
Derivatives, Liability Fair Value	187	16.4	13.1
Within fixed maturity investments
Derivatives, Fair Value [Line Items]
Derivatives, Asset Fair Value	204.1	227.4	243.1
Derivatives, Liability Fair Value	0	0	0
Within annuity products
Derivatives, Fair Value [Line Items]
Derivatives, Asset Fair Value	0	0	0
Derivatives, Liability Fair Value	3,268.3	3,571.7	3,797.1
Within reinsurance agreements
Derivatives, Fair Value [Line Items]
Derivatives, Asset Fair Value	0	0	0
Derivatives, Liability Fair Value	$ 154.8	$ 169.5	$ 137.2

Derivative Financial Instruments - Offsetting Assets and Liabilities (Details) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013		Dec. 31, 2012
Offsetting Assets and Liabilities [Line Items]
Derivatives, Asset Fair Value	$ 2,074.6		$ 2,350.2
Derivatives, Liability Fair Value	1,640.1		1,728.2
Counterparty netting, Assets	(1,088.4)	[1]	(1,126.9)	[1]
Counterparty netting, Liabilities	(1,088.4)	[1]	(1,126.9)	[1]
Cash collateral netting, Assets	(579.9)	[2]	(943.4)	[2]
Cash collateral netting, Liabilities	(62.3)	[2]	(85.7)	[2]
Securities collateral netting, Assets	(163.2)	[2]	(68.6)	[2]
Securities collateral netting, Liabilities	(383.8)	[2]	(395.6)	[2]
Net receivables/payables, Assets	243.1		211.3
Net receivables/payables, Liabilities	105.6		120
Credit contracts
Offsetting Assets and Liabilities [Line Items]
Derivative, Notional Amount	3,086		3,106
Derivatives, Asset Fair Value	45.1		63.3
Derivatives, Liability Fair Value	31		52.7
Equity contracts
Offsetting Assets and Liabilities [Line Items]
Derivative, Notional Amount	3,927.1		3,967
Derivatives, Asset Fair Value	124.8		79.1
Derivatives, Liability Fair Value	23		19.1
Foreign exchange contracts
Offsetting Assets and Liabilities [Line Items]
Derivative, Notional Amount	1,811.9		1,985.8
Derivatives, Asset Fair Value	16.1		11.3
Derivatives, Liability Fair Value	84.8		95
Interest rate contracts
Offsetting Assets and Liabilities [Line Items]
Derivative, Notional Amount	72,899.7		71,010.3
Derivatives, Asset Fair Value	1,888.6		2,196.5
Derivatives, Liability Fair Value	$ 1,501.3		$ 1,561.4

[1]	Represents the netting of receivable balances with payable balances for the same counterparty under enforceable netting agreements.
[2]	Represents the netting of collateral received and posted on a counterparty basis under credit support agreements.

Derivative Financial Instruments - Net Realized Gains (Losses) (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended				12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Derivatives, Fair Value [Line Items]
Net realized gains (losses) on derivatives	$ (762)		$ (1,253.5)		$ (1,423)		$ (1,578.5)		$ (1,310.4)
Other Net Realized Capital Gains (Losses) | Interest rate contracts | Not Designated as Hedging Instrument
Derivatives, Fair Value [Line Items]
Net realized gains (losses) on derivatives	(256)	[1]	(445.5)	[1]	51.5	[1]	1,041.8	[1]	(443.9)	[1]
Other Net Realized Capital Gains (Losses) | Foreign exchange contracts | Not Designated as Hedging Instrument
Derivatives, Fair Value [Line Items]
Net realized gains (losses) on derivatives	87.1	[1]	(12.3)	[1]	10.9	[1]	(2.4)	[1]	33.2	[1]
Other Net Realized Capital Gains (Losses) | Equity contracts | Not Designated as Hedging Instrument
Derivatives, Fair Value [Line Items]
Net realized gains (losses) on derivatives	(939.1)	[1]	(1,228.8)	[1]	(1,801.9)	[1]	(559)	[1]	(867.1)	[1]
Other Net Realized Capital Gains (Losses) | Credit contracts | Not Designated as Hedging Instrument
Derivatives, Fair Value [Line Items]
Net realized gains (losses) on derivatives	6.9	[1]	19.6	[1]	37.1	[1]	(4.6)	[1]	39.4	[1]
Other Net Realized Capital Gains (Losses) | Managed custody guarantees | Not Designated as Hedging Instrument
Derivatives, Fair Value [Line Items]
Net realized gains (losses) on derivatives	0	[1]	1	[1]	1.1	[1]	1.1	[1]	4.1	[1]
Within fixed maturity investments | Other Net Realized Capital Gains (Losses)
Derivatives, Fair Value [Line Items]
Net realized gains (losses) on derivatives	(23.3)	[1]	(16.2)	[1]	(15.7)	[1]	16.1	[1]	48.3	[1]
Within annuity products | Other Net Realized Capital Gains (Losses)
Derivatives, Fair Value [Line Items]
Net realized gains (losses) on derivatives	346.3	[1]	429.1	[1]	336.2	[1]	(1,946.2)	[1]	(76.7)	[1]
Within reinsurance agreements | Policyholder Benefits
Derivatives, Fair Value [Line Items]
Net realized gains (losses) on derivatives	14.7	[2]	1	[2]	(32.2)	[2]	(68.1)	[2]	(42.6)	[2]
Cash Flow Hedging | Other Net Realized Capital Gains (Losses) | Interest rate contracts | Designated as Hedging Instrument
Derivatives, Fair Value [Line Items]
Net realized gains (losses) on derivatives	0.1	[3]	0	[3]	0	[3]	0	[3]	(0.3)	[3]
Fair Value Hedging | Other Net Realized Capital Gains (Losses) | Interest rate contracts | Designated as Hedging Instrument
Derivatives, Fair Value [Line Items]
Net realized gains (losses) on derivatives	$ 1.3	[3]	$ (1.4)	[3]	$ (10)	[3]	$ (57.2)	[3]	$ (4.8)	[3]

[1]	Changes in value are included in Other net realized capital gains (losses) in the Condensed Consolidated Statements of Operations.
[2]	Changes in value are included in Policyholder benefits in the Condensed Consolidated Statements of Operations.
[3]	Changes in value for effective fair value hedges are recorded in Other net realized capital gains (losses). Changes in fair value upon disposal for effective cash flow hedges are amortized through Net investment income and the ineffective portion is recorded in Other net realized capital gains (losses) in the Condensed Consolidated Statements of Operations. For the three months ended March 31, 2013 and 2012, ineffective amounts were immaterial.

Derivative Financial Instruments - Collateral and Credit Default Swaps (Details) (USD $)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Derivatives, Fair Value [Line Items]
Collateralized financings	$ 4,448,100,000	$ 3,829,400,000	$ 2,057,100,000
Fair value of credit default swaps included in Derivatives assets	2,281,100,000	2,601,900,000	2,904,000,000
Fair value of credit default swaps included in Derivatives liabilities	5,093,700,000	5,685,400,000	5,891,100,000
Credit contracts | Not Designated as Hedging Instrument
Derivatives, Fair Value [Line Items]
Maximum potential future net exposure on sale of credit default swaps	1,100,000,000	1,100,000,000	1,300,000,000
Purchased protection on credit default swaps	1,000,000,000	1,000,000,000	1,000,000,000
Credit contracts | Not Designated as Hedging Instrument | Derivatives
Derivatives, Fair Value [Line Items]
Fair value of credit default swaps included in Derivatives assets	45,100,000	63,300,000	178,000,000
Fair value of credit default swaps included in Derivatives liabilities	31,000,000	52,700,000	231,300,000
Over the Counter | Within fixed maturity investments
Derivatives, Fair Value [Line Items]
Securities pledged as collateral	11,800,000	11,800,000
Over the Counter | Derivatives
Derivatives, Fair Value [Line Items]
Securities pledged as collateral	24,200,000	32,800,000
Over the Counter | Cash collateral, included in Payables
Derivatives, Fair Value [Line Items]
Collateralized financings	$ 521,300,000	$ 890,300,000

Fair Value Measurements - Fair Vaue Measurement (Details) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013		Dec. 31, 2012		Dec. 31, 2011
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Equity securities, available-for-sale, at fair value	$ 282.3		$ 340.1		$ 353.8
Derivatives	2,077		2,374.5		2,660.9
Derivatives	1,670.6		1,944.2		1,955.8
Assets measured on recurring basis | Level 1
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	5,039.3		5,220.5		5,342.1
Cash and cash equivalents, short-term investments and short-term investments under securirites loan agreement	6,602		8,365.4		5,125.4
Assets held in separate accounts	97,454.5		91,928.5		83,976.1
Total assets	109,321.1		105,802.9		94,763.1
Percentage of Level to total	58.40%		57.50%		55.90%
Total liabilities	30.5		217.6		3.3
Assets measured on recurring basis | Level 2
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	69,180.8		69,248.9		66,355
Cash and cash equivalents, short-term investments and short-term investments under securirites loan agreement	41.3		76.6		161.2
Assets held in separate accounts	5,641.6		5,722.6		4,722.3
Total assets	76,841.8		77,342.8		73,651.8
Percentage of Level to total	41.10%		42.00%		43.40%
Total liabilities	1,763.9		1,843.4		1,850.6
Assets measured on recurring basis | Level 3
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	853.3		817.7		972.3
Cash and cash equivalents, short-term investments and short-term investments under securirites loan agreement	0		0		0
Assets held in separate accounts	2.2		16.3		16.1
Total assets	1,011.4		965.4		1,270.3
Percentage of Level to total	0.50%		0.50%		0.70%
Total liabilities	3,299.3		3,624.4		4,037.2
Assets measured on recurring basis | Total
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	75,073.4		75,287.1		72,669.4
Cash and cash equivalents, short-term investments and short-term investments under securirites loan agreement	6,643.3		8,442		5,286.6
Assets held in separate accounts	103,098.3		97,667.4		88,714.5
Total assets	187,174.3		184,111.1		169,685.2
Percentage of Level to total	100.00%		100.00%		100.00%
Total liabilities	5,093.7		5,685.4		5,891.1
Interest rate contracts | Assets measured on recurring basis | Level 1
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivatives	5.5		0		18.1
Derivatives	0		1.6		0
Interest rate contracts | Assets measured on recurring basis | Level 2
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivatives	1,883.1		2,196.5		2,383.5
Derivatives	1,501.3		1,559.8		1,561.8
Interest rate contracts | Assets measured on recurring basis | Level 3
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivatives	0		0		0
Derivatives	0		0		0
Interest rate contracts | Assets measured on recurring basis | Total
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivatives	1,888.6		2,196.5		2,401.6
Derivatives	1,501.3		1,561.4		1,561.8
Foreign exchange contracts | Assets measured on recurring basis | Level 1
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivatives	0		0		0
Derivatives	0		0		0
Foreign exchange contracts | Assets measured on recurring basis | Level 2
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivatives	16.1		11.3		12.2
Derivatives	84.8		95		134.4
Foreign exchange contracts | Assets measured on recurring basis | Level 3
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivatives	0		0		0
Derivatives	0		0		0
Foreign exchange contracts | Assets measured on recurring basis | Total
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivatives	16.1		11.3		12.2
Derivatives	84.8		95		134.4
Equity contracts | Assets measured on recurring basis | Level 1
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivatives	2.4		24.3		26.8
Derivatives	30.5		216		3.3
Equity contracts | Assets measured on recurring basis | Level 2
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivatives	59.3		55.9		0
Derivatives	23		19.1		0
Equity contracts | Assets measured on recurring basis | Level 3
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivatives	65.5		23.2		42.3
Derivatives	0		0		25
Equity contracts | Assets measured on recurring basis | Total
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivatives	127.2		103.4		69.1
Derivatives	53.5		235.1		28.3
Credit contracts | Assets measured on recurring basis | Level 1
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivatives	0		0		0
Derivatives	0		0		0
Credit contracts | Assets measured on recurring basis | Level 2
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivatives	14.1		10.9		6
Derivatives	0		0		17.2
Credit contracts | Assets measured on recurring basis | Level 3
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivatives	31		52.4		172
Derivatives	31		52.7		214.1
Credit contracts | Assets measured on recurring basis | Total
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivatives	45.1		63.3		178
Derivatives	31		52.7		231.3
Reinsurance agreements | Assets measured on recurring basis | Level 1
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivatives	0		0		0
Reinsurance agreements | Assets measured on recurring basis | Level 2
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivatives	154.8		169.5		137.2
Reinsurance agreements | Assets measured on recurring basis | Level 3
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivatives	0		0		0
Reinsurance agreements | Assets measured on recurring basis | Total
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivatives	154.8		169.5		137.2
FIA | Assets measured on recurring basis | Level 1
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Liabilities	0		0		0
FIA | Assets measured on recurring basis | Level 2
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Liabilities	0		0		0
FIA | Assets measured on recurring basis | Level 3
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Liabilities	1,561.7		1,434.3		1,304.9
FIA | Assets measured on recurring basis | Total
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Liabilities	1,561.7		1,434.3		1,304.9
GMAB/GMWB/GMWBL | Assets measured on recurring basis | Level 1
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Liabilities	0	[1]	0	[1],[2]	0	[2]
GMAB/GMWB/GMWBL | Assets measured on recurring basis | Level 2
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Liabilities	0	[1]	0	[1],[2]	0	[2]
GMAB/GMWB/GMWBL | Assets measured on recurring basis | Level 3
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Liabilities	1,628.6	[1]	2,035.4	[1],[2]	2,272.2	[2]
GMAB/GMWB/GMWBL | Assets measured on recurring basis | Total
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Liabilities	1,628.6	[1]	2,035.4	[1],[2]	2,272.2	[2]
Stabilizer and MCGs | Assets measured on recurring basis | Level 1
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Liabilities	0		0		0
Stabilizer and MCGs | Assets measured on recurring basis | Level 2
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Liabilities	0		0		0
Stabilizer and MCGs | Assets measured on recurring basis | Level 3
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Liabilities	78		102		221
Stabilizer and MCGs | Assets measured on recurring basis | Total
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Liabilities	78		102		221
Fixed maturities
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	75,073.4		75,287.1		72,669.4
U.S. Treasuries
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	5,757.5		5,883.7		5,972.5
U.S. Treasuries | Assets measured on recurring basis | Level 1
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	5,039.3		5,220.5		5,342.1
U.S. Treasuries | Assets measured on recurring basis | Level 2
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	718.2		663.2		630.4
U.S. Treasuries | Assets measured on recurring basis | Level 3
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	0		0		0
U.S. Treasuries | Assets measured on recurring basis | Total
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	5,757.5		5,883.7		5,972.5
U.S. government agencies and authorities
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	709.5		724.2		727.8
U.S. government agencies and authorities | Assets measured on recurring basis | Level 1
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	0		0		0
U.S. government agencies and authorities | Assets measured on recurring basis | Level 2
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	709.5		724.2		727.8
U.S. government agencies and authorities | Assets measured on recurring basis | Level 3
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	0		0		0
U.S. government agencies and authorities | Assets measured on recurring basis | Total
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	709.5		724.2		727.8
U.S. corporate, state and municipalities | Assets measured on recurring basis | Level 1
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	0		0		0
U.S. corporate, state and municipalities | Assets measured on recurring basis | Level 2
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	37,520.9		36,992.5		33,346.4
U.S. corporate, state and municipalities | Assets measured on recurring basis | Level 3
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	556.8		524.2		520.6
U.S. corporate, state and municipalities | Assets measured on recurring basis | Total
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	38,077.7		37,516.7		33,867
Foreign
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	1,156.1	[3]	1,190	[3]	917.9
Foreign | Assets measured on recurring basis | Level 1
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	0	[3]	0	[3]	0	[3]
Foreign | Assets measured on recurring basis | Level 2
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	16,002.7	[3]	15,880.3	[3]	14,906.8	[3]
Foreign | Assets measured on recurring basis | Level 3
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	107.3	[3]	104.2	[3]	160.6	[3]
Foreign | Assets measured on recurring basis | Total
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	16,110	[3]	15,984.5	[3]	15,067.4	[3]
Residential mortgage-backed securities
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	7,352.9		7,667		9,048.1
Residential mortgage-backed securities | Assets measured on recurring basis | Level 1
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	0		0		0
Residential mortgage-backed securities | Assets measured on recurring basis | Level 2
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	7,264.6		7,592.9		8,861.5
Residential mortgage-backed securities | Assets measured on recurring basis | Level 3
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	88.3		74.1		186.6
Residential mortgage-backed securities | Assets measured on recurring basis | Total
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	7,352.9		7,667		9,048.1
Commercial mortgage-backed
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	4,813.2		4,946.4		5,485.4
Commercial mortgage-backed | Assets measured on recurring basis | Level 1
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	0		0		0
Commercial mortgage-backed | Assets measured on recurring basis | Level 2
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	4,813.2		4,946.4		5,485.4
Commercial mortgage-backed | Assets measured on recurring basis | Level 3
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	0		0		0
Commercial mortgage-backed | Assets measured on recurring basis | Total
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	4,813.2		4,946.4		5,485.4
Other asset-backed securities | Assets measured on recurring basis | Level 1
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	0		0		0
Other asset-backed securities | Assets measured on recurring basis | Level 2
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	2,151.7		2,449.4		2,396.7
Other asset-backed securities | Assets measured on recurring basis | Level 3
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	100.9		115.2		104.5
Other asset-backed securities | Assets measured on recurring basis | Total
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fixed maturities, including securities pledged	2,252.6		2,564.6		2,501.2
Equity securities | Assets measured on recurring basis | Level 1
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Equity securities, available-for-sale, at fair value	217.4		264.2		274.6
Equity securities | Assets measured on recurring basis | Level 2
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Equity securities, available-for-sale, at fair value	5.5		20.1		11.6
Equity securities | Assets measured on recurring basis | Level 3
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Equity securities, available-for-sale, at fair value	59.4		55.8		67.6
Equity securities | Assets measured on recurring basis | Total
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Equity securities, available-for-sale, at fair value	$ 282.3		$ 340.1		$ 353.8

[1]	Guaranteed minimum accumulation benefits ("GMAB"), Guaranteed minimum withdrawal benefits ("GMWB") and Guaranteed minimum withdrawal benefits with life payouts ("GMWBL")
[2]	Guaranteed minimum accumulation benefits ("GMAB"), Guaranteed minimum withdrawal benefits ("GMWB") and Guaranteed minimum withdrawal benefits with life payouts ("GMWBL").
[3]	Primarily U.S. dollar denominated.

Fair Value Measurements - Level 3 Financial Instruments (Details) (Assets measured on recurring basis, Level 3, USD $) In Millions, unless otherwise specified	3 Months Ended				12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Fair Value, Assets and Liabilities Measured on Recurring Basis, Unobservable Inputs Reconciliation, Calculation [Roll Forward]
Assets, Fair Value, beginning balance			$ 16.1	[1]	$ 16.1	[1]
Other derivatives, net, Fair Value, beginning balance	65.5		30		22.9		(24.8)		75.5
Total Realized/Unrealized Gains (Losses) Included in Net income, Assets			0.3	[1]
Total Realized/Unrealized Gains (Losses) Included in Net Income, Other derivatives, net	44.7		11.3		4.2		(36.3)
Total Realized/Unrealized Gains (Losses) Included in OCI, Assets			0	[1]
Total Realized/Unrealized Gains (Losses) Included in OCI, Other derivatives, net	0		0		0		0
Purchases, Assets			14.8	[1]
Purchases, Other derivatives, net	6.3		5.8		23.9		0
Issuances, Assets			0	[1]
Issuances, Other derivatives, net	0		0		0		(64)
Sales, Assets			(8.3)	[1]
Sales, Other derivatives, net	0		0		0		0
Settlements, Assets			0	[1]
Settlements, Other derivatives, net	(8.4)		43.1		25		0
Transfers in to Level 3, Assets			0.2	[1],[2]
Transfers in to Level 3, Other derivatives, net	0	[2]	0	[2]	0	[2]	0	[2]
Transfers out of Level 3, Assets			0	[1],[2]
Transfers out of Level 3, Other derivatives, net	0	[2]	(5.4)	[2]	(5.4)	[2]	0	[2]
Change In Unrealized Gains (Losses) Included in Earnings, Assets			0.4	[1],[3]
Change In Unrealized Gains (Losses) Included in Earnings, Other derivatives, net	37.6	[3]	15.6	[3]	(2.6)	[4]	(53.7)	[4]
Assets, Fair Value, ending balance			23.1	[1]			16.1	[1]
Other derivatives, net, Fair Value, ending balance	65.5		30		22.9		(24.8)		75.5
Assets held in separate accounts
Fair Value, Assets and Liabilities Measured on Recurring Basis, Unobservable Inputs Reconciliation, Calculation [Roll Forward]
Assets, Fair Value, beginning balance	16.3	[1]	16.1	[1]	16.1	[1]	22.3	[1]
Total Realized/Unrealized Gains (Losses) Included in Net income, Assets	0	[1]			0.3	[1]	0	[1]
Total Realized/Unrealized Gains (Losses) Included in OCI, Assets	0	[1]			0	[1]	0	[1]
Purchases, Assets	0.2	[1]			16.3	[1]	9.8	[1]
Issuances, Assets	0	[1]			0	[1]	0	[1]
Sales, Assets	(6.6)	[1]			(8.3)	[1]	(3.4)	[1]
Settlements, Assets	0	[1]			0	[1]	0	[1]
Transfers in to Level 3, Assets	2.2	[1],[2]			0	[1],[2]	0	[1],[2]
Transfers out of Level 3, Assets	(9.9)	[1],[2]			(8.1)	[1],[2]	(12.6)	[1],[2]
Change In Unrealized Gains (Losses) Included in Earnings, Assets	0	[1],[3]			0.6	[1],[4]	0.1	[1],[4]
Assets, Fair Value, ending balance	2.2	[1]			16.3	[1]	16.1	[1]
Fixed indexed annuities
Fair Value, Assets and Liabilities Measured on Recurring Basis, Unobservable Inputs Reconciliation, Calculation [Roll Forward]
Liabilities, Fair Value, beginning balance	(1,434.3)	[5],[6]	(1,304.9)	[5],[6]	(1,304.9)	[5],[6]	(1,178.2)	[5]
Total Realized/Unrealized Gains (Losses) Included in Net income, Liabilities	(123.7)	[6]	(188.6)	[6]	(177.5)	[5]	(114.1)	[5]
Total Realized/Unrealized Gains (Losses) Included in OCI, Liabilities	0	[6]	0	[6]	0	[5]	0	[5]
Purchases, Liabilities	0	[6]	0	[6]	0	[5]	0	[5]
Issuances, Liabilities	(15.1)	[6]	(28.6)	[6]	(94.5)	[5]	(135.4)	[5]
Sales, Liabilities	0	[6]	0	[6]	0	[5]	0	[5]
Settlements, Liabilities	11.4	[6]	29.9	[6]	142.6	[5]	122.8	[5]
Transfers in to Level 3, Liabilities	0	[2],[6]	0	[2],[6]	0	[2],[5]	0	[2],[5]
Transfers out of Level 3, Liabilities	0	[2],[6]	0	[2],[6]	0	[2],[5]	0	[2],[5]
Change In Unrealized Gains (Losses) Included in Earnings, Liabilities	0	[3],[6]	0	[3],[6]	0	[4],[5]	0	[4],[5]
Liabilities, Fair Value, ending balance	(1,561.7)	[6]	(1,492.2)	[6]	(1,434.3)	[5],[6]	(1,304.9)	[5],[6]
GMAB/GMWB/GMWBL
Fair Value, Assets and Liabilities Measured on Recurring Basis, Unobservable Inputs Reconciliation, Calculation [Roll Forward]
Liabilities, Fair Value, beginning balance	(2,035.4)	[5],[6]	(2,272.2)	[5],[6]	(2,272.2)	[5],[6]	(500.2)	[5]
Total Realized/Unrealized Gains (Losses) Included in Net income, Liabilities	444.5	[6]	468.1	[6]	390.3	[5]	(1,618.5)	[5]
Total Realized/Unrealized Gains (Losses) Included in OCI, Liabilities	0	[6]	0	[6]	0	[5]	0	[5]
Purchases, Liabilities	0	[6]	0	[6]	0	[5]	0	[5]
Issuances, Liabilities	(37.8)	[6]	(38)	[6]	(154.1)	[5]	(155.6)	[5]
Sales, Liabilities	0	[6]	0	[6]	0	[5]	0	[5]
Settlements, Liabilities	0.1	[6]	0.1	[6]	0.6	[5]	2.1	[5]
Transfers in to Level 3, Liabilities	0	[2],[6]	0	[2],[6]	0	[2],[5]	0	[2],[5]
Transfers out of Level 3, Liabilities	0	[2],[6]	0	[2],[6]	0	[2],[5]	0	[2],[5]
Change In Unrealized Gains (Losses) Included in Earnings, Liabilities	0	[3],[6]	0	[3],[6]	0	[4],[5]	0	[4],[5]
Liabilities, Fair Value, ending balance	(1,628.6)	[6]	(1,842)	[6]	(2,035.4)	[5],[6]	(2,272.2)	[5],[6]
Stabilizer (Investment Only) and MCG Contracts
Fair Value, Assets and Liabilities Measured on Recurring Basis, Unobservable Inputs Reconciliation, Calculation [Roll Forward]
Liabilities, Fair Value, beginning balance	(102)	[5],[6]	(221)	[5],[6]	(221)	[5],[6]	(3)	[5]
Total Realized/Unrealized Gains (Losses) Included in Net income, Liabilities	25.5	[6]	150.6	[6]	124.5	[5]	(212.5)	[5]
Total Realized/Unrealized Gains (Losses) Included in OCI, Liabilities	0	[6]	0	[6]	0	[5]	0	[5]
Purchases, Liabilities	(1.5)	[6]	(1.6)	[6]	(5.5)	[5]	(5.5)	[5]
Issuances, Liabilities	0	[6]	0	[6]	0	[5]	0	[5]
Sales, Liabilities	0	[6]	0	[6]	0	[5]	0	[5]
Settlements, Liabilities	0	[6]	0	[6]	0	[5]	0	[5]
Transfers in to Level 3, Liabilities	0	[2],[6]	0	[2],[6]	0	[2],[5]	0	[2],[5]
Transfers out of Level 3, Liabilities	0	[2],[6]	0	[2],[6]	0	[2],[5]	0	[2],[5]
Change In Unrealized Gains (Losses) Included in Earnings, Liabilities	0	[3],[6]	0	[3],[6]	0	[4],[5]	0	[4],[5]
Liabilities, Fair Value, ending balance	(78)	[6]	(72)	[6]	(102)	[5],[6]	(221)	[5],[6]
U.S. corporate, state and municipalities
Fair Value, Assets and Liabilities Measured on Recurring Basis, Unobservable Inputs Reconciliation, Calculation [Roll Forward]
Fixed maturities, including securities pledged, fair value, beginning balance	524.2		520.6		520.6		79.4
Total Realized/Unrealized Gains (Losses) Included in Net income, Assets	(0.1)		0		0.7		(0.3)
Total Realized/Unrealized Gains (Losses) Included in OCI, Assets	(2.2)		(0.8)		7.8		(6)
Purchases, Assets	50.1		0.5		0.5		53.7
Issuances, Assets	0		0		0		0
Sales, Assets	0		0		(3.1)		0
Settlements, Assets	(13.5)		(22.3)		(93.1)		(93.5)
Transfers in to Level 3, Assets	58.5	[2]	70.7	[2]	142.7	[2]	478.3	[2]
Transfers out of Level 3, Assets	(64.6)	[2]	0	[2]	(36.3)	[2]	(3)	[2]
Change In Unrealized Gains (Losses) Included in Earnings, Assets	(0.1)	[3]	0	[3]	0.4	[4]	(0.2)	[4]
Fixed maturities, including securities pledged, fair value, ending balance	556.8		570.3		524.2		520.6
Foreign
Fair Value, Assets and Liabilities Measured on Recurring Basis, Unobservable Inputs Reconciliation, Calculation [Roll Forward]
Fixed maturities, including securities pledged, fair value, beginning balance	104.2		160.6		160.6		56
Total Realized/Unrealized Gains (Losses) Included in Net income, Assets	0		1.8		1.8		1.5
Total Realized/Unrealized Gains (Losses) Included in OCI, Assets	(4.8)		0.6		12.4		10.6
Purchases, Assets	0		0		0		58.3
Issuances, Assets	0		0		0		0
Sales, Assets	0		(11.2)		(11.5)		(39)
Settlements, Assets	(1.7)		(1.8)		(28.8)		(10.3)
Transfers in to Level 3, Assets	0	[2]	0	[2]	79.4	[2]	107.5	[2]
Transfers out of Level 3, Assets	0	[2]	(78.8)	[2]	(84.9)	[2]	(2.8)	[2]
Change In Unrealized Gains (Losses) Included in Earnings, Assets	0	[3]	0	[3]	0	[4]	(1.6)	[4]
Fixed maturities, including securities pledged, fair value, ending balance	107.3		70		104.2		160.6
Residential mortgage-backed securities
Fair Value, Assets and Liabilities Measured on Recurring Basis, Unobservable Inputs Reconciliation, Calculation [Roll Forward]
Fixed maturities, including securities pledged, fair value, beginning balance	74.1		186.6		186.6		914
Total Realized/Unrealized Gains (Losses) Included in Net income, Assets	(1.8)		(1.8)		4		(3.4)
Total Realized/Unrealized Gains (Losses) Included in OCI, Assets	0		(1.3)		(5.7)		1.9
Purchases, Assets	16		0		2.4		90.2
Issuances, Assets	0		0		0		0
Sales, Assets	0		0		(30.8)		(23.4)
Settlements, Assets	(0.2)		(1.2)		(1.2)		(36.4)
Transfers in to Level 3, Assets	0.2	[2]	0	[2]	0.4	[2]	11.5	[2]
Transfers out of Level 3, Assets	0	[2]	(91.7)	[2]	(93)	[2]	(764)	[2]
Change In Unrealized Gains (Losses) Included in Earnings, Assets	(1.8)	[3]	(0.3)	[3]	(3.6)	[4]	(4.8)	[4]
Fixed maturities, including securities pledged, fair value, ending balance	88.3		93.2		74.1		186.6
Other asset-backed securities
Fair Value, Assets and Liabilities Measured on Recurring Basis, Unobservable Inputs Reconciliation, Calculation [Roll Forward]
Fixed maturities, including securities pledged, fair value, beginning balance	115.2		104.5		104.5		2,326.3
Total Realized/Unrealized Gains (Losses) Included in Net income, Assets	5.9		5.2		15.6		(263.7)
Total Realized/Unrealized Gains (Losses) Included in OCI, Assets	0.7		(2.8)		(4.3)		(178)
Purchases, Assets	0		0		0		0.2
Issuances, Assets	0		0		0		0
Sales, Assets	0		(4.5)		(32.8)		(721.1)
Settlements, Assets	(19.5)		(0.4)		(3.2)		(93.8)
Transfers in to Level 3, Assets	0.3	[2]	0	[2]	27.9	[2]	0	[2]
Transfers out of Level 3, Assets	(0.3)	[2]	0	[2]	(1.1)	[2]	(1,321.4)	[2]
Change In Unrealized Gains (Losses) Included in Earnings, Assets	3.7	[3]	5.3	[3]	6.2	[4]	(24.6)	[4]
Fixed maturities, including securities pledged, fair value, ending balance	100.9		107.6		115.2		104.5
Fixed maturities, available-for-sale, including securities pledged
Fair Value, Assets and Liabilities Measured on Recurring Basis, Unobservable Inputs Reconciliation, Calculation [Roll Forward]
Fixed maturities, including securities pledged, fair value, beginning balance	817.7		972.3		972.3		3,375.8
Total Realized/Unrealized Gains (Losses) Included in Net income, Assets	4		5.2		22.1		(265.9)
Total Realized/Unrealized Gains (Losses) Included in OCI, Assets	(6.3)		(4.3)		10.2		(171.5)
Purchases, Assets	66.1		0.5		2.9		202.4
Issuances, Assets	0		0		0		0
Sales, Assets	0		(15.7)		(78.2)		(783.5)
Settlements, Assets	(34.9)		(25.7)		(126.3)		(234.1)
Transfers in to Level 3, Assets	59	[2]	70.7	[2]	250.4	[2]	597.3	[2]
Transfers out of Level 3, Assets	(64.9)	[2]	(170.5)	[2]	(215.3)	[2]	(2,091.2)	[2]
Change In Unrealized Gains (Losses) Included in Earnings, Assets	1.8	[3]	5	[3]	3	[4]	(31.2)	[4]
Fixed maturities, including securities pledged, fair value, ending balance	853.3		841.1		817.7		972.3
Equity securities
Fair Value, Assets and Liabilities Measured on Recurring Basis, Unobservable Inputs Reconciliation, Calculation [Roll Forward]
Assets, Fair Value, beginning balance	55.8		67.6		67.6		82.9
Total Realized/Unrealized Gains (Losses) Included in Net income, Assets	(0.3)		0		(0.5)		0
Total Realized/Unrealized Gains (Losses) Included in OCI, Assets	(1.8)		0.3		1.2		(1.3)
Purchases, Assets	2		5		5		16.1
Issuances, Assets	0		0		0		0
Sales, Assets	(1.9)		(5.6)		(8.3)		(4.2)
Settlements, Assets	0		0		0		0
Transfers in to Level 3, Assets	51.8	[2]	0	[2]	2.4	[2]	0	[2]
Transfers out of Level 3, Assets	(49.8)	[2]	0	[2]	(9.2)	[2]	(28.5)	[2]
Change In Unrealized Gains (Losses) Included in Earnings, Assets	0	[3]	(0.3)	[3]	(0.5)	[4]	0	[4]
Assets, Fair Value, ending balance	59.4		66.7		55.8		67.6
Commercial mortgage-backed
Fair Value, Assets and Liabilities Measured on Recurring Basis, Unobservable Inputs Reconciliation, Calculation [Roll Forward]
Fixed maturities, including securities pledged, fair value, beginning balance			0		0		0.1
Total Realized/Unrealized Gains (Losses) Included in Net income, Assets					0		0
Total Realized/Unrealized Gains (Losses) Included in OCI, Assets					0		0
Purchases, Assets					0		0
Issuances, Assets					0		0
Sales, Assets					0		0
Settlements, Assets					0		(0.1)
Transfers in to Level 3, Assets					0	[2]	0	[2]
Transfers out of Level 3, Assets					0	[2]	0	[2]
Change In Unrealized Gains (Losses) Included in Earnings, Assets					0	[4]	0	[4]
Fixed maturities, including securities pledged, fair value, ending balance					$ 0		$ 0

[1]	The investment income and realized gains (losses) and change in unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which result in a net zero impact on net income for the Company.
[2]	The Company's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.
[3]	For financial instruments still held as of March 31, amounts are included in Net investment income and Total net realized capital gains (losses) in the Condensed Consolidated Statements of Operations.
[4]	For financial instruments still held as of December 31, amounts are included in Net investment income and Total net realized capital gains (losses) in the Consolidated Statements of Operations.
[5]	All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure because it is impracticable to track realized and unrealized gains (losses) separately on a contract-by contract basis. These amounts are included in Other net realized gains (losses) in the Consolidated Statements of Operations.
[6]	All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure because it is impracticable to track realized and unrealized gains (losses) separately on a contract-by contract basis. These amounts are included in Other net realized gains (losses) in the Condensed Consolidated Statements of Operations.

Fair Value Measurements - Significant Unobservable Inputs (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended										3 Months Ended		12 Months Ended	3 Months Ended		12 Months Ended	3 Months Ended		12 Months Ended	3 Months Ended		12 Months Ended	3 Months Ended		12 Months Ended	3 Months Ended		12 Months Ended	3 Months Ended		12 Months Ended	3 Months Ended		12 Months Ended	3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended							3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended					3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended					3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended					3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended					3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended			3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended			3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended			3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended					3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended					3 Months Ended	12 Months Ended	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Mar. 31, 2013 Stabilizer / MCG	Dec. 31, 2012 Stabilizer / MCG	Dec. 31, 2011 Stabilizer / MCG	Dec. 31, 2010 Stabilizer / MCG	Dec. 31, 2009 Stabilizer / MCG	Mar. 31, 2013 Stabilizer (Investment Only) and MCG Contracts	Dec. 31, 2012 Stabilizer (Investment Only) and MCG Contracts	Mar. 31, 2013 Stabilizer with Recordkeeping Agreements	Dec. 31, 2012 Stabilizer with Recordkeeping Agreements	Mar. 31, 2013 Investment contract GMWB/GMWBL Minimum Market Approach Valuation Technique		Dec. 31, 2012 Investment contract GMWB/GMWBL Minimum Market Approach Valuation Technique	Mar. 31, 2013 Investment contract GMWB/GMWBL Maximum Market Approach Valuation Technique		Dec. 31, 2012 Investment contract GMWB/GMWBL Maximum Market Approach Valuation Technique	Mar. 31, 2013 Investment contract GMAB Minimum Market Approach Valuation Technique		Dec. 31, 2012 Investment contract GMAB Minimum Market Approach Valuation Technique	Mar. 31, 2013 Investment contract GMAB Maximum Market Approach Valuation Technique		Dec. 31, 2012 Investment contract GMAB Maximum Market Approach Valuation Technique	Mar. 31, 2013 Investment contract FIA Minimum Market Approach Valuation Technique		Dec. 31, 2012 Investment contract FIA Minimum Market Approach Valuation Technique	Mar. 31, 2013 Investment contract FIA Maximum Market Approach Valuation Technique		Dec. 31, 2012 Investment contract FIA Maximum Market Approach Valuation Technique	Mar. 31, 2013 Derivative Financial Instruments, Liabilities Stabilizer / MCG Minimum Market Approach Valuation Technique		Dec. 31, 2012 Derivative Financial Instruments, Liabilities Stabilizer / MCG Minimum Market Approach Valuation Technique	Mar. 31, 2013 Derivative Financial Instruments, Liabilities Stabilizer / MCG Maximum Market Approach Valuation Technique		Dec. 31, 2012 Derivative Financial Instruments, Liabilities Stabilizer / MCG Maximum Market Approach Valuation Technique	Mar. 31, 2013 Derivative Financial Instruments, Liabilities Stabilizer (Investment Only) and MCG Contracts Minimum Market Approach Valuation Technique	Dec. 31, 2012 Derivative Financial Instruments, Liabilities Stabilizer (Investment Only) and MCG Contracts Minimum Market Approach Valuation Technique	Mar. 31, 2013 Derivative Financial Instruments, Liabilities Stabilizer (Investment Only) and MCG Contracts Maximum Market Approach Valuation Technique	Dec. 31, 2012 Derivative Financial Instruments, Liabilities Stabilizer (Investment Only) and MCG Contracts Maximum Market Approach Valuation Technique	Mar. 31, 2013 Derivative Financial Instruments, Liabilities Stabilizer with Recordkeeping Agreements Minimum Market Approach Valuation Technique	Dec. 31, 2012 Derivative Financial Instruments, Liabilities Stabilizer with Recordkeeping Agreements Minimum Market Approach Valuation Technique	Mar. 31, 2013 Derivative Financial Instruments, Liabilities Stabilizer with Recordkeeping Agreements Maximum Market Approach Valuation Technique	Dec. 31, 2012 Derivative Financial Instruments, Liabilities Stabilizer with Recordkeeping Agreements Maximum Market Approach Valuation Technique	Mar. 31, 2013 In the Money	Dec. 31, 2012 In the Money	Mar. 31, 2013 In the Money During Surrender Charge Period GMWB/GMWBL		Dec. 31, 2012 In the Money During Surrender Charge Period GMWB/GMWBL		Mar. 31, 2013 In the Money During Surrender Charge Period GMWB/GMWBL Minimum	Dec. 31, 2012 In the Money During Surrender Charge Period GMWB/GMWBL Minimum	Mar. 31, 2013 In the Money During Surrender Charge Period GMWB/GMWBL Maximum	Dec. 31, 2012 In the Money During Surrender Charge Period GMWB/GMWBL Maximum	Mar. 31, 2013 In the Money During Surrender Charge Period GMAB		Dec. 31, 2012 In the Money During Surrender Charge Period GMAB		Mar. 31, 2013 In the Money During Surrender Charge Period GMAB Minimum	Dec. 31, 2012 In the Money During Surrender Charge Period GMAB Minimum	Mar. 31, 2013 In the Money During Surrender Charge Period GMAB Maximum	Dec. 31, 2012 In the Money During Surrender Charge Period GMAB Maximum	Mar. 31, 2013 In the Money After Surrender Charge Period GMWB/GMWBL		Dec. 31, 2012 In the Money After Surrender Charge Period GMWB/GMWBL		Mar. 31, 2013 In the Money After Surrender Charge Period GMWB/GMWBL Minimum	Dec. 31, 2012 In the Money After Surrender Charge Period GMWB/GMWBL Minimum	Mar. 31, 2013 In the Money After Surrender Charge Period GMWB/GMWBL Maximum	Dec. 31, 2012 In the Money After Surrender Charge Period GMWB/GMWBL Maximum	Mar. 31, 2013 In the Money After Surrender Charge Period GMAB		Dec. 31, 2012 In the Money After Surrender Charge Period GMAB		Mar. 31, 2013 In the Money After Surrender Charge Period GMAB Minimum	Dec. 31, 2012 In the Money After Surrender Charge Period GMAB Minimum	Mar. 31, 2013 In the Money After Surrender Charge Period GMAB Maximum	Dec. 31, 2012 In the Money After Surrender Charge Period GMAB Maximum	Mar. 31, 2013 Out of the Money	Dec. 31, 2012 Out of the Money	Mar. 31, 2013 Out of the Money During Surrender Charge Period GMWB/GMWBL	Dec. 31, 2012 Out of the Money During Surrender Charge Period GMWB/GMWBL	Mar. 31, 2013 Out of the Money During Surrender Charge Period GMWB/GMWBL Minimum	Dec. 31, 2012 Out of the Money During Surrender Charge Period GMWB/GMWBL Minimum	Mar. 31, 2013 Out of the Money During Surrender Charge Period GMWB/GMWBL Maximum	Dec. 31, 2012 Out of the Money During Surrender Charge Period GMWB/GMWBL Maximum	Mar. 31, 2013 Out of the Money During Surrender Charge Period GMAB	Dec. 31, 2012 Out of the Money During Surrender Charge Period GMAB	Mar. 31, 2013 Out of the Money During Surrender Charge Period GMAB Minimum	Dec. 31, 2012 Out of the Money During Surrender Charge Period GMAB Minimum	Mar. 31, 2013 Out of the Money During Surrender Charge Period GMAB Maximum	Dec. 31, 2012 Out of the Money During Surrender Charge Period GMAB Maximum	Mar. 31, 2013 Out of the Money After Surrender Charge Period GMWB/GMWBL	Dec. 31, 2012 Out of the Money After Surrender Charge Period GMWB/GMWBL	Mar. 31, 2013 Out of the Money After Surrender Charge Period GMWB/GMWBL Minimum	Dec. 31, 2012 Out of the Money After Surrender Charge Period GMWB/GMWBL Minimum	Mar. 31, 2013 Out of the Money After Surrender Charge Period GMWB/GMWBL Maximum	Dec. 31, 2012 Out of the Money After Surrender Charge Period GMWB/GMWBL Maximum	Mar. 31, 2013 Out of the Money After Surrender Charge Period GMAB	Dec. 31, 2012 Out of the Money After Surrender Charge Period GMAB	Mar. 31, 2013 Out of the Money After Surrender Charge Period GMAB Minimum	Dec. 31, 2012 Out of the Money After Surrender Charge Period GMAB Minimum	Mar. 31, 2013 Out of the Money After Surrender Charge Period GMAB Maximum	Dec. 31, 2012 Out of the Money After Surrender Charge Period GMAB Maximum	Mar. 31, 2013 Age 60 and under	Dec. 31, 2012 Age 60 and under	Mar. 31, 2013 Age 60 and under Minimum Y	Dec. 31, 2012 Age 60 and under Minimum Y	Mar. 31, 2013 Age 60 and under Maximum Y	Dec. 31, 2012 Age 60 and under Maximum Y	Mar. 31, 2013 Age 60 and under In the Money	Dec. 31, 2012 Age 60 and under In the Money	Mar. 31, 2013 Age 60 and under Out of the Money	Dec. 31, 2012 Age 60 and under Out of the Money	Mar. 31, 2013 Age 60-69	Dec. 31, 2012 Age 60-69	Mar. 31, 2013 Age 60-69 Minimum Y	Dec. 31, 2012 Age 60-69 Minimum Y	Mar. 31, 2013 Age 60-69 Maximum Y	Dec. 31, 2012 Age 60-69 Maximum Y	Mar. 31, 2013 Age 60-69 In the Money	Dec. 31, 2012 Age 60-69 In the Money	Mar. 31, 2013 Age 60-69 Out of the Money	Dec. 31, 2012 Age 60-69 Out of the Money	Mar. 31, 2013 Age 70 and over	Dec. 31, 2012 Age 70 and over	Mar. 31, 2013 Age 70 and over Minimum Y	Dec. 31, 2012 Age 70 and over Minimum Y	Mar. 31, 2013 Age 70 and over In the Money	Dec. 31, 2012 Age 70 and over In the Money	Mar. 31, 2013 Age 70 and over Out of the Money	Dec. 31, 2012 Age 70 and over Out of the Money
Fair Value Inputs, Liabilities, Quantitative Information [Line Items]
Fair Value Inputs, Actuarial Assumptions, Benefit Utilization, Percent of Policyholders Taking Systematic Withdrawals	26.00%	26.00%
Fair Value Inputs, Actuarial Assumptions, Benefit Utilization, Percent of Policyholders Assumed to Begin Systematic Withdrawals	85.00%	85.00%
Liabilities for Guarantees on Long-Duration Contracts, Guaranteed Benefit Liability, Average Expected Delay	2 years 7 months 6 days	2 years 9 months 18 days																																																																																																						5 years 6 months	5 years 6 months									1 year 9 months 18 days	1 year 10 months 24 days									1 month 6 days	2 months 12 days
Liabilities for Guarantees on Long-Duration Contracts, Guaranteed Benefit Liability, Gross	$ 16,100	$ 15,600		$ 102	$ 221	$ 3	$ 6																																					$ 13,400	$ 14,800	$ 7,000	[1]	$ 8,800	[1]					$ 0	[1]	$ 0	[1]					$ 6,500	[1]	$ 6,200	[1]					$ 0	[1]	$ 0	[1]					$ 2,700	$ 800	$ 2,200	$ 900					$ 0	$ 0					$ 1,200	$ 600					$ 100	$ 100					$ 3,800	$ 3,800					$ 3,000	$ 3,500	$ 800	$ 300	$ 7,600	$ 7,400					$ 6,300	$ 7,000	$ 1,300	$ 400	$ 4,700	$ 4,400			$ 4,100	$ 4,300	$ 600	$ 100
Long-term equity implied volatility												15.00%	[2]	15.00%	25.00%	[2]	25.00%	15.00%	[2]	15.00%	25.00%	[2]	25.00%	0.00%	[2]	0.00%	0.00%	[2]	0.00%	0.00%	[2]	0.00%	0.00%	[2]	0.00%
Interest rate implied volatility												0.00%	[2]	0.00%	0.00%	[2]	0.00%	0.00%	[2]	0.00%	0.00%	[2]	0.00%	0.00%	[2]	0.00%	0.00%	[2]	0.00%	0.00%	[2]	0.00%	3.30%	[2]	4.00%
Equity Funds												50.00%	[2]	50.00%	98.00%	[2]	98.00%	50.00%	[2]	50.00%	98.00%	[2]	98.00%	0.00%	[2]	0.00%	0.00%	[2]	0.00%	0.00%	[2]	0.00%	0.00%	[2]	0.00%
Equity and Fixed Income Funds												(20.00%)	[2]	(20.00%)	44.00%	[2]	44.00%	(20.00%)	[2]	(20.00%)	44.00%	[2]	44.00%	0.00%	[2]	0.00%	0.00%	[2]	0.00%	0.00%	[2]	0.00%	0.00%	[2]	0.00%
Interest Rates and Equity Funds												(30.00%)	[2]	(25.00%)	(16.00%)	[2]	(16.00%)	(30.00%)	[2]	(25.00%)	(16.00%)	[2]	(16.00%)	0.00%	[2]	0.00%	0.00%	[2]	0.00%	0.00%	[2]	0.00%	0.00%	[2]	0.00%
Nonperformance risk												0.01%	[2]	0.10%	1.30%	[2]	1.30%	0.01%	[2]	0.10%	1.30%	[2]	1.30%	0.01%	[2]	0.10%	1.30%	[2]	1.30%	0.01%	[2]	0.10%	1.30%	[2]	1.30%
Benefit Utilization												85.00%	[2],[3]	85.00%	100.00%	[2],[3]	100.00%	0.00%	[2]	0.00%	0.00%	[2]	0.00%	0.00%	[2]	0.00%	0.00%	[2]	0.00%	0.00%	[2]	0.00%	0.00%	[2]	0.00%
Partial Withdrawals												0.00%	[2]	0.00%	10.00%	[2]	10.00%	0.00%	[2]	0.00%	10.00%	[2]	10.00%	0.00%	[2]	0.00%	0.00%	[2]	0.00%	0.00%	[2]	0.00%	0.00%	[2]	0.00%
Lapses												0.08%	[2],[4]	0.08%	32.00%	[2],[4]	32.00%	0.08%	[2],[4]	0.08%	31.00%	[2],[4]	31.00%	0.00%	[2],[4]	0.00%	10.00%	[2],[4]	10.00%	0.00%	[2],[5]	0.00%	55.00%	[2],[5]	55.00%	0.00%	0.00%	30.00%	30.00%	0.00%	0.00%	55.00%	55.00%							0.08%	0.08%	5.80%	5.80%					0.08%	0.08%	8.20%	8.20%					1.50%	1.50%	17.00%	17.00%					2.40%	2.40%	22.00%	22.00%					0.35%	0.35%	12.00%	12.00%			0.41%	0.41%	12.00%	12.00%			3.20%	3.20%	32.00%	32.00%			12.00%	12.00%	31.00%	31.00%
Policyholder Deposits												0.00%	[2],[6]	0.00%	0.00%	[2],[6]	0.00%	0.00%	[2],[6]	0.00%	0.00%	[2],[6]	0.00%	0.00%	[2],[6]	0.00%	0.00%	[2],[6]	0.00%	0.00%	[2],[5],[6]	0.00%	60.00%	[2],[5],[6]	60.00%	0.00%	0.00%	55.00%	55.00%	0.00%	0.00%	60.00%	60.00%
Percentage of Plans			100.00%	100.00%				87.00%	87.00%	13.00%	13.00%
Actuarial Assumptions, Lapses under percent threshold																														0.00%		0.00%	25.00%		25.00%	0.00%	0.00%	15.00%	15.00%	0.00%	0.00%	25.00%	25.00%
Actuarial Assumptions, Policyholder Deposits under percent threshold																														0.00%		0.00%	30.00%		30.00%	0.00%	0.00%	20.00%	20.00%	0.00%	0.00%	30.00%	30.00%
Actuarial Assumptions, Lapses, threshold percentage	85.00%	85.00%
Actuarial Assumptions, Policyholder Deposits, threshold percentage	85.00%	85.00%
Attained Age																																																																																																										0	0	60	60							60	60	69	69							70	70
Fair Value Inputs, Actuarial Assumptions, Mortality												0.00%	[2],[7]	0.00%	0.00%	[2],[7]	0.00%	0.00%	[2],[7]	0.00%	0.00%	[2],[7]	0.00%	0.00%	[2]	0.00%	0.00%	[2]	0.00%	0.00%	[2]	0.00%	0.00%	[2]	0.00%

[1]	The low end of the range corresponds to policies that are highly "in the money." The high end of the range corresponds to the policies that are close to zero in terms of "in the moneyness."
[2]	Represents the range of reasonable assumptions that management has used in its fair value calculations.
[3]	Those policyholders who have elected systematic withdrawals are assumed to continue taking withdrawals. As a percent of account value, 26% are taking systematic withdrawals. Of those policyholders who are not taking withdrawals, we assume that 85% will begin systematic withdrawals after a delay period. The utilization function varies by policyholder age and policy duration. Interactions with lapse and mortality also affect utilization. The utilization rate for GMWB and GMWBL tends to be lower for younger contract owners and contracts that have not reached their maximum accumulated GMWB and GMWBL benefit amount. There is also a lower utilization rate, though indirectly, for contracts that are less “in the money” (i.e., where the notional benefit amount is in excess of the account value) due to higher lapses. Conversely, the utilization rate tends to be higher for contract owners near or beyond retirement age and contracts that have accumulated their maximum GMWB or GMWBL benefit amount. There is also a higher utilization rate, though indirectly, for contracts which are highly “in the money”. The chart below provides the GMWBL account value by current age group and average expected delay times from the associated attained age group as of March 31, 2013 (account value amounts are in $ billions). Account Values Attained Age Group In the Money Out of the Money Total Average Expected Delay (Years)< 60 $3.0 $0.8 $3.8 5.560-69 6.3 1.3 7.6 1.870+ 4.1 0.6 4.7 0.1 $13.4 $2.7 $16.1 2.6
[4]	Lapse rates tend to be lower during the contractual surrender charge period and higher after the surrender charge period ends; the highest lapse rates occur in the year immediately after the end of the surrender charge period. We make dynamic adjustments to lower the lapse rates for contracts that are more “in the money.” The table below shows an analysis of policy account values according to whether they are in or out of the surrender charge period and to whether they are "in the money" or "out of the money" as of March 31, 2013 (account value amounts are in $ billions). GMAB GMWB/GMWBL Moneyness Account Value Lapse Range Account Value Lapse RangeDuring Surrender Charge Period In the Money** $— 0.08% to 8.2% $7.0 0.08% to 5.8% Out of the Money — 0.41% to 12% 2.2 0.35% to 12%After Surrender Charge Period In the Money** — 2.4% to 22% 6.5 1.5% to 17% Out of the Money 0.1 12% to 31% 1.2 3.2% to 32%** The low end of the range corresponds to policies that are highly "in the money." The high end of the range corresponds to the policies that are close to zero in terms of "in the moneyness."
[5]	Stabilizer contracts with recordkeeping agreements have a different range of lapse and policyholder deposit assumptions from Stabilizer (Investment only) and MCG contracts as shown below: Percentage of Plans Overall Range of Lapse Rates Range of Lapse Rates for 85% of Plans Overall Range of Policyholder Deposits Range of Policyholder Deposits for 85% of PlansStabilizer (Investment Only) and MCG Contracts87% 0-30% 0-15% 0-55% 0-20%Stabilizer with Recordkeeping Agreements13% 0-55% 0-25% 0-60% 0-30%Aggregate of all plans100% 0-55% 0-25% 0-60% 0-30%
[6]	Measured as a percentage of assets under management or assets under administration.
[7]	The mortality rate is based on the Annuity 2000 Basic table with mortality improvements.

Fair Value Measurements - Other Financial Instruments (Details) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Investments	$ 73,581	$ 74,021.7	$ 70,769.7
Loans	4,043.1	3,559.3	2,162.9
Derivatives	2,077	2,374.5	2,660.9
Derivatives	1,670.6	1,944.2	1,955.8
Carrying Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Limited partnerships/corporations	468.5	465.1	599.6
Cash and cash equivalents, short-term investments and short-term investments under securirites loan agreement	6,643.3	8,442	5,286.6
Derivatives	2,077	2,374.5	2,660.9
Other investments	166.7	167	215.1
Assets held in separate accounts	103,098.3	97,667.4	88,714.5
Other derivatives	1,670.6	1,944.2	1,955.8
Short-term debt	321.2	1,064.6	1,054.6
Long-term debt	3,440.8	3,171.1	1,343.1
Fair Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Limited partnerships/corporations	468.5	465.1	599.6
Cash and cash equivalents, short-term investments and short-term investments under securirites loan agreement	6,643.3	8,442	5,286.6
Derivatives	2,077	2,374.5	2,660.9
Other investments	173.5	173.7	220.1
Assets held in separate accounts	103,098.3	97,667.4	88,714.5
Other derivatives	1,670.6	1,944.2	1,955.8
Short-term debt	323.6	1,070.6	1,054.6
Long-term debt	3,677.2	3,386.2	1,448.5
Funding agreements without fixed maturities and deferred annuities(1) | Carrying Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Liabilities	49,798.5	50,133.7	50,872.6
Funding agreements without fixed maturities and deferred annuities(1) | Fair Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Liabilities	55,996.7	56,851	55,014.7
Funding agreements with fixed maturities and guaranteed investment contracts | Carrying Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Liabilities	3,924.5	3,784	5,559
Funding agreements with fixed maturities and guaranteed investment contracts | Fair Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Liabilities	3,826.2	3,671	5,261
Supplementary contracts, immediate annuities and other | Carrying Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Liabilities	3,131.4	3,109.2	3,037
Supplementary contracts, immediate annuities and other | Fair Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Liabilities	3,473.5	3,482.3	3,311.9
FIA | Carrying Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Liabilities	1,561.7	1,434.3	1,304.9
FIA | Fair Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Liabilities	1,561.7	1,434.3	1,304.9
GMAB/GMWB/GMWBL | Carrying Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Liabilities	1,628.6	2,035.4	2,272.2
GMAB/GMWB/GMWBL | Fair Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Liabilities	1,628.6	2,035.4	2,272.2
Stabilizer and MCGs | Carrying Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Liabilities	78	102	221
Stabilizer and MCGs | Fair Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Liabilities	78	102	221
Mortgage loans on real estate | Carrying Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Loans	8,949.4	8,662.3	8,691.1
Mortgage loans on real estate | Fair Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Loans	9,215.2	8,954.8	8,943.7
Loans - Dutch State obligation | Carrying Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Loans		0	1,792.7
Loans - Dutch State obligation | Fair Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Loans		0	1,806.4
Policy loans | Carrying Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Loans	2,204.4	2,200.3	2,263.9
Policy loans | Fair Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Loans	2,204.4	2,200.3	2,263.9
Fixed maturities, available-for-sale, including securities pledged | Carrying Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Investments	75,073.4	75,287.1	72,669.4
Fixed maturities, available-for-sale, including securities pledged | Fair Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Investments	75,073.4	75,287.1	72,669.4
Equity securities, available-for-sale | Carrying Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Investments	282.3	340.1	353.8
Equity securities, available-for-sale | Fair Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Investments	282.3	340.1	353.8
Reinsurance agreements | Carrying Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Derivatives	154.8	169.5	137.2
Reinsurance agreements | Fair Value
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Derivatives	$ 154.8	$ 169.5	$ 137.2

Deferred Policy Acquisition Costs and Value of Business Acquired - DAC and VOBA Activity (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended				12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Movement Analysis of Deferred Policy Acquisition Costs [Roll Forward]
Beginning balance	$ 3,471.7		$ 3,703.8		$ 3,221.6		$ 3,666.9		$ 3,810.6
Deferrals of commissions and expenses	104.5		154.3		590.3		633.6		630.2
Amortization:
Amortization	(174.8)		(188.4)		(846.4)		(459.5)		(932.8)
Interest accrued	58.4	[1]	58.4	[1]	243.6	[1]	238.2	[1]	238.3	[1]
Net amortization included in the Consolidated Statements of Operations	(116.4)		(130)		(602.8)		(221.3)		(694.5)
Group reinsurance divestment									(0.8)
Change in unrealized capital gains/losses on available-for-sale securities	262		12.6		(432.8)		(556)		(669)
Ending balance	3,221.6		3,666.9		3,666.9		3,810.6		4,544.7
Movement Analysis Of Value of Business Acquired VOBA [Roll Forward]
Beginning balance	434.7		685.4		685.4		1,227.7		1,623.1
Deferrals of commissions and expenses	3.3		4.8		17.3		18.7		28.7
Amortization:
Amortization	(36.6)		(67)		(210.3)		(265.8)		(155.6)
Interest accrued	22.5	[1]	23.3	[1]	90.8	[1]	100.1	[1]	103.5	[1]
Net amortization included in Condensed Consolidated Statements of Operations	(14.1)		(43.7)		(119.5)		(165.7)		(52.1)
Change in unrealized capital gains/losses on available-for-sale securities	124		19.2		(148.5)		(395.3)		(372)
Group reinsurance divestment									0
Ending balance	547.9		665.7		434.7		685.4		1,227.7
Movement Analysis of Deferred Policy Acquisition Costs and Value of Business Acquired (VOBA) [Roll Forward]
Beginning balance	3,656.3		4,352.3		4,352.3		5,038.3		6,167.8
Deferrals of commissions and expenses	107.8		159.1		607.6		652.3		658.9
Amortization:
Amortization	(211.4)		(255.4)		(1,056.7)		(725.3)		(1,088.4)
Interest accrued	80.9	[1]	81.7	[1]	334.4	[1]	338.3	[1]	341.8	[1]
Net amortization included in Condensed Consolidated Statements of Operations	(130.5)		(173.7)		(722.3)		(387)		(746.6)
Change in unrealized capital gains/losses on available-for-sale securities	386		31.8		(581.3)		(951.3)		(1,041)
Group reinsurance divestment									(0.8)
Ending balance	4,019.6		4,369.5		3,656.3		4,352.3		5,038.3
Loss recognition event for DAC									149.5
Loss recognition event for VOBA									$ 9.1
Minimum
Amortization:
Deferred Policy Acquisition Costs, Interest accrued percentage	1.70%		1.50%		1.50%		2.00%		3.00%
Value of Business Acquired (VOBA), Interest accrued percentage	2.00%		2.00%		2.00%		3.00%		3.00%
Maximum
Amortization:
Deferred Policy Acquisition Costs, Interest accrued percentage	7.40%		8.00%		7.40%		8.00%		8.00%
Value of Business Acquired (VOBA), Interest accrued percentage	7.50%		7.40%		7.40%		7.00%		7.00%

[1]	Interest accrued at the following rates for DAC: 1.7% to 7.4% during 2013 and 1.5% to 8.0% during 2012. Interest accrued at the following rates for VOBA: 2.0% to 7.5% during 2013 and 2.0% to 7.4% during 2012.

Deferred Policy Acquisition Costs and Value of Business Acquired - VOBA Amortization Expense (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Insurance [Abstract]
2013	$ 113.1
2014	88.4
2015	80.7
2016	72.9
2017	$ 63.6

Reserves for Future Policy Benefits and Contract Owner Account Balances (Details) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Future policy benefits:
Total future policy benefits	$ 15,061.5	$ 15,493.6	$ 15,626.7
Contract owner account balances:
Total contract owner account balance	70,813.6	70,562.1	72,731.7
Individual and group life insurance contracts
Future policy benefits:
Total future policy benefits		8,686.1	8,655.4
Guaranteed benefits on annuity contracts, and payout contracts with life contingencies
Future policy benefits:
Total future policy benefits		6,371.5	6,472.6
Accident and health and other
Future policy benefits:
Total future policy benefits		436	498.7
Guaranteed investment contracts and funding agreements
Contract owner account balances:
Total contract owner account balance		3,642.8	5,398.6
Universal life contracts
Contract owner account balances:
Total contract owner account balance		16,773.7	16,539.4
Fixed annuities and payout contracts without life contingencies
Contract owner account balances:
Total contract owner account balance		37,576.1	38,460.6
Fixed indexed annuities
Contract owner account balances:
Total contract owner account balance		12,427.1	12,187.1
Other
Contract owner account balances:
Total contract owner account balance		$ 142.4	$ 146

Guaranteed Benefit Features - Guaranteed Death and Benefit (Details)	12 Months Ended
Dec. 31, 2012
Stabilizer and MCGs | Minimum
Liabilities for Guarantees on Long-Duration Contracts [Line Items]
Guaranteed minimum credited rates	0.00%
Stabilizer and MCGs | Maximum
Liabilities for Guarantees on Long-Duration Contracts [Line Items]
Guaranteed minimum credited rates	3.00%
GMIB
Liabilities for Guarantees on Long-Duration Contracts [Line Items]
Eligibility period for premiums to be included in rider	5 years
Rollup rate earned on eligible premiums, rate one	6.00%
Rollup rate earned on eligible premiums, rate two	7.00%
Maximum rollup amount, cap rate one	200.00%
Maximum rollup amount, cap rate two	250.00%
Maximum rollup amount, cap rate three	300.00%
GMIB | Prior to February 2003
Liabilities for Guarantees on Long-Duration Contracts [Line Items]
Rider eligibility age cap	80 years
GMIB | During or After February 2003
Liabilities for Guarantees on Long-Duration Contracts [Line Items]
Rider eligibility age cap	90 years
GMAB
Liabilities for Guarantees on Long-Duration Contracts [Line Items]
Guaranteed account value, percentage of premiums paid by contract owner	100.00%
Guaranteed account value, minimum contract term for eligibility	10 years
Guaranteed account value, percentage of premiums paid by contract owner, past design	200.00%
Guaranteed account value, minimum contract term for eligibility, past design	20 years
GMWB/GMWBL
Liabilities for Guarantees on Long-Duration Contracts [Line Items]
Rollup rate earned on eligible premiums, rate one	7.00%
Rollup rate earned on eligible premiums, rate two	6.00%
Rollup rate earned on eligible premiums, rate three	0.00%
Rollup rate earned on eligible premiums, earlier versions	7.00%

Guaranteed Benefit Features - Assumptions and Methodology Used to Determine Additional Reserves (Details)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Long-Duration Contracts, Assumptions by Product and Guarantee [Line Items]
Number of investment performance scenarios	1,000	1,000
Investment blended rate of return (percent)	9.00%
GMDB
Long-Duration Contracts, Assumptions by Product and Guarantee [Line Items]
Number of investment fund groups	6	6
Investment blended rate of return (percent)	8.10%	8.10%
Volatility rate (percent)	15.80%	15.80%
Discount rate (percent)	5.50%	5.50%
GMIB
Long-Duration Contracts, Assumptions by Product and Guarantee [Line Items]
Investment blended rate of return (percent)	8.10%	8.10%
Volatility rate (percent)	15.80%	16.50%
Discount rate (percent)	5.50%	5.50%
GMAB
Long-Duration Contracts, Assumptions by Product and Guarantee [Line Items]
Period of implied volatility (years)	5 years	5 years
GMWB
Long-Duration Contracts, Assumptions by Product and Guarantee [Line Items]
Period of implied volatility (years)	5 years	5 years
GMWBL
Long-Duration Contracts, Assumptions by Product and Guarantee [Line Items]
Period of implied volatility (years)	5 years	5 years

Guaranteed Benefit Features - Separate Account Liabilities (Details) (USD $)	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 GMDB	Dec. 31, 2011 GMDB	Dec. 31, 2010 GMDB	Dec. 31, 2012 GMAB/GMWB	Dec. 31, 2011 GMAB/GMWB	Dec. 31, 2010 GMAB/GMWB	Dec. 31, 2012 GMIB	Dec. 31, 2011 GMIB	Dec. 31, 2010 GMIB	Dec. 31, 2012 GMWBL	Dec. 31, 2011 GMWBL	Dec. 31, 2010 GMWBL	Dec. 31, 2012 Stabilizer and MCGs		Dec. 31, 2011 Stabilizer and MCGs		Dec. 31, 2010 Stabilizer and MCGs	Dec. 31, 2012 Stabilizer and MCGs Separate Account Liability	Dec. 31, 2011 Stabilizer and MCGs Separate Account Liability	Dec. 31, 2012 Variable Life and Universal Life	Dec. 31, 2011 Variable Life and Universal Life	Dec. 31, 2010 Variable Life and Universal Life
Liabilities for Guarantees on Long-Duration Contracts [Line Items]
Separate account liability	$ 103,098,300,000	$ 97,667,400,000	$ 88,714,500,000	$ 41,932,500,000	$ 41,547,000,000		$ 1,027,300,000	$ 1,182,900,000		$ 14,881,300,000	$ 14,565,400,000		$ 15,587,800,000	$ 15,081,200,000		$ 34,150,700,000	[1]	$ 31,024,400,000	[1]				$ 517,400,000	$ 507,700,000
Externally managed assets included in Separate account liability not reported on balance sheet																					25,900,000,000	24,200,000,000
Additional liability balance:
Beginning balance	16,100,000,000	15,600,000,000		530,300,000	378,400,000	487,600,000	128,200,000	85,500,000	93,200,000	1,290,200,000	769,300,000	748,300,000	2,144,000,000	414,800,000	399,100,000	221,000,000		3,000,000		6,000,000			1,507,200,000	1,230,500,000	1,106,500,000
Paid guaranteed benefits				(118,800,000)	(106,800,000)	(124,300,000)	(600,000)	(2,100,000)	(10,600,000)	(38,700,000)	(65,400,000)	(40,000,000)	0	0	0	0		0		0			(348,600,000)	(312,900,000)	(318,500,000)
Incurred guaranteed benefits				89,200,000	258,700,000	15,100,000	(42,700,000)	44,800,000	2,900,000	(5,400,000)	586,300,000	61,000,000	(193,500,000)	1,729,200,000	15,700,000	(119,000,000)		218,000,000		(3,000,000)			512,600,000	589,600,000	442,500,000
Ending balance	$ 16,100,000,000	$ 15,600,000,000		$ 500,700,000	$ 530,300,000	$ 378,400,000	$ 84,900,000	$ 128,200,000	$ 85,500,000	$ 1,246,100,000	$ 1,290,200,000	$ 769,300,000	$ 1,950,500,000	$ 2,144,000,000	$ 414,800,000	$ 102,000,000		$ 221,000,000		$ 3,000,000			$ 1,671,200,000	$ 1,507,200,000	$ 1,230,500,000

[1]	The Separate account liability at December 31, 2012 and 2011 includes $25.9 billion and $24.2 billion, respectively, of externally managed assets, which are not reported on the Company's Consolidated Balance Sheets.

Guaranteed Benefit Features - Net Amount at Risk of Minimum Guaranteed Benefits (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Net Amount at Risk by Product and Guarantee [Line Items]
Weighted average attained age	59 years	59 years
GMDB
Net Amount at Risk by Product and Guarantee [Line Items]
Separate account value, in the event of death	41,932.5	41,547
Net amount at risk, net of reinsurance	7,029.1	8,893.9
Weighted average attained age	69 years	68 years
GMAB/GMWB
Net Amount at Risk by Product and Guarantee [Line Items]
Separate account value, at annuitization, maturity, or withdrawal	1,027.3	1,182.9
Net amount at risk, net of reinsurance	42.4	70.7
Weighted average attained age	69 years	69 years
GMIB
Net Amount at Risk by Product and Guarantee [Line Items]
Separate account value, at annuitization, maturity, or withdrawal	14,881.3	14,565.4
Net amount at risk, net of reinsurance	3,576	3,714
Weighted average attained age	61 years	62 years
GMWBL
Net Amount at Risk by Product and Guarantee [Line Items]
Separate account value, at annuitization, maturity, or withdrawal	15,587.8	15,081.2
Net amount at risk, net of reinsurance	1,702.5	2,046.3
Weighted average attained age	65 years	65 years

Guaranteed Benefit Features - Universal and Variable Life Contracts (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Net Amount at Risk by Product and Guarantee [Line Items]
Weighted average attained age	59 years	59 years
Secondary Guarantees | Variable Life and Universal Life
Net Amount at Risk by Product and Guarantee [Line Items]
Account value (general and separate account)	3,232.6	3,010.6
Net amount at risk, net of reinsurance	17,885.6	16,281.9
Paid-up Guarantees | Variable Life and Universal Life
Net Amount at Risk by Product and Guarantee [Line Items]
Account value (general and separate account)	0	0
Net amount at risk, net of reinsurance	0	0

Guaranteed Benefit Features - Separate Accounts by Investment Type (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Equity funds
Schedule of Fair Value of Separate Accounts by Major Category of Investment [Line Items]
Equity securities (including mutual funds)	$ 31,287	$ 30,977.1
Bond funds
Schedule of Fair Value of Separate Accounts by Major Category of Investment [Line Items]
Equity securities (including mutual funds)	6,058.4	5,870.6
Balanced funds
Schedule of Fair Value of Separate Accounts by Major Category of Investment [Line Items]
Equity securities (including mutual funds)	4,794.7	4,695
Money market funds
Schedule of Fair Value of Separate Accounts by Major Category of Investment [Line Items]
Equity securities (including mutual funds)	948.9	1,141.3
Other
Schedule of Fair Value of Separate Accounts by Major Category of Investment [Line Items]
Equity securities (including mutual funds)	140.8	130.2
Equity securities
Schedule of Fair Value of Separate Accounts by Major Category of Investment [Line Items]
Equity securities (including mutual funds)	$ 43,229.8	$ 42,814.2

Reinsurance (Details) (USD $)	3 Months Ended		12 Months Ended					12 Months Ended				0 Months Ended			12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Hannover RE	Dec. 31, 2011 Hannover RE	Dec. 31, 2012 Hannover RE Customer concentration risk	Dec. 31, 2011 Hannover RE Customer concentration risk	Dec. 31, 2012 Hannover RE Ceded Credit Risk, Secured Customer concentration risk	Dec. 31, 2011 Hannover RE Ceded Credit Risk, Secured Customer concentration risk	Oct. 02, 1998 Lincoln National Corporation, subsidiary	Dec. 31, 2012 Lincoln National Corporation, subsidiary	Dec. 31, 2011 Lincoln National Corporation, subsidiary	Dec. 31, 2010 Reinsurance Group of America	Dec. 31, 2012 Reinsurance Group of America Customer concentration risk	Dec. 31, 2011 Reinsurance Group of America Customer concentration risk
Reinsurance Premiums for Insurance Companies, by Product Segment [Line Items]
Reinsurance recoverable	$ 7,151,000,000		$ 7,379,300,000	$ 7,723,400,000		$ 7,400,000,000	$ 7,700,000,000	$ 2,700,000,000	$ 2,800,000,000	$ 2,300,000,000	$ 2,400,000,000		$ 2,100,000,000	$ 2,200,000,000		$ 6,700,000	$ 11,100,000
Concentration risk, unaffiliated reinsurer (percent)								36.50%	36.40%
Disposal of life insurance business												1,000,000,000
Ceding commission	$ 891,900,000	$ 889,000,000	$ 3,515,400,000	$ 3,603,600,000	$ 3,516,500,000										$ 129,800,000

Reinsurance - Assets and Liabilities (Details) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Effects of Reinsurance [Line Items]
Premiums receivable		$ 70.2	$ 84.2
Reinsurance recoverable	7,151	7,379.3	7,723.4
Total		7,449.5	7,807.6
Future policy benefits and contract owner account balances		78,676.4	80,635
Liability for funds withheld under reinsurance agreements	1,170.8	1,236.6	1,307.6
Total		79,913	81,942.6
Direct
Effects of Reinsurance [Line Items]
Premiums receivable		96.9	90.7
Reinsurance recoverable		0	0
Total		96.9	90.7
Future policy benefits and contract owner account balances		82,185.3	84,265.7
Liability for funds withheld under reinsurance agreements		1,236.6	1,307.6
Total		83,421.9	85,573.3
Assumed
Effects of Reinsurance [Line Items]
Premiums receivable		384.7	391.5
Reinsurance recoverable		0	0
Total		384.7	391.5
Future policy benefits and contract owner account balances		3,870.4	4,092.7
Liability for funds withheld under reinsurance agreements		0	0
Total		3,870.4	4,092.7
Ceded
Effects of Reinsurance [Line Items]
Premiums receivable		(411.4)	(398)
Reinsurance recoverable		7,379.3	7,723.4
Total		6,967.9	7,325.4
Future policy benefits and contract owner account balances		(7,379.3)	(7,723.4)
Liability for funds withheld under reinsurance agreements		0	0
Total		$ (7,379.3)	$ (7,723.4)

Reinsurance - Effect of Reinsurance (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Premiums:
Direct premiums			$ 2,084	$ 1,999.2	$ 1,953.9
Reinsurance assumed			1,303.6	1,329.2	1,526.3
Reinsurance ceded			(1,526.5)	(1,558.4)	(1,772.7)
Net premiums	471.9	461.6	1,861.1	1,770	1,707.5
Universal life and investment-type product policy fees:
Net universal life and investment-type product policy fees	540.5	448.1	2,613.5	3,286.5	2,466.7
Interest credited and other benefits to contract owners / policyholders:
Direct interest credited and other benefits to contract owners / policyholders			5,205.5	6,179.9	5,513.4
Reinsurance assumed			1,153.4	1,333.2	780.1
Reinsurance ceded			1,497.3	1,771.1	1,266.2
Interest credited and other benefits to contract owners / policyholders			4,861.6	5,742	5,027.3
Universal life and investment-type products
Universal life and investment-type product policy fees:
Direct universal life and investment-type product policy fees			3,361.9	3,510.5	3,444.8
Reinsurance ceded			(5.3)	(6)	(6.1)
Net universal life and investment-type product policy fees			$ 3,356.6	$ 3,504.5	$ 3,438.7

Goodwill and Other Intangible Assets - Goodwill (Details) (Investment Management, USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Investment Management
Goodwill [Line Items]
Goodwill	$ 31.1	$ 31.1

Goodwill and Other Intangible Assets - Other Intangible Assets (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Finite-Lived Intangible Assets, Net [Abstract]
Gross Carrying Amount	$ 1,144.5	$ 1,124.8
Accumulated Amortization	827.1	773.4
Finite-Lived Intangible Assets, Net, Excluding Amortization of Deferred Acquisition Costs	317.4	351.4
Intangible Assets, Net Carrying Amount	319.2
Management contract rights
Finite-Lived Intangible Assets [Line Items]
Weighted Average Amortization Lives	20 years
Finite-Lived Intangible Assets, Net [Abstract]
Gross Carrying Amount	550	550
Accumulated Amortization	339.2	311.6
Intangible Assets, Net Carrying Amount	210.8	238.4
Customer relationship lists
Finite-Lived Intangible Assets [Line Items]
Weighted Average Amortization Lives	20 years
Finite-Lived Intangible Assets, Net [Abstract]
Gross Carrying Amount	115.8	115.8
Accumulated Amortization	34.5	27
Intangible Assets, Net Carrying Amount	81.3	88.8
Computer software
Finite-Lived Intangible Assets [Line Items]
Weighted Average Amortization Lives	3 years
Finite-Lived Intangible Assets, Net [Abstract]
Gross Carrying Amount	478.7	459
Accumulated Amortization	453.4	434.8
Intangible Assets, Net Carrying Amount	$ 25.3	$ 24.2

Goodwill and Other Intangible Assets - Amortization Expense of Other Intangible Assets (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Goodwill and Intangible Assets Disclosure [Abstract]
Amortization expense related to intangible assets	$ 53.7	$ 59.8	$ 64.5
Estimated Future Amortization Expense Related to Intangible Assets, Fiscal Year Maturity [Abstract]
2013	47.2
2014	42.6
2015	39.9
2016	38
2017	36.5
Thereafter	115
Intangible Assets, Net Carrying Amount	$ 319.2

Shareholder's Equity and Dividend Restrictions (Details) (USD $)	1 Months Ended	3 Months Ended		12 Months Ended			0 Months Ended		1 Months Ended
	Jun. 30, 2012	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	May 07, 2013 Subsequent Event	May 08, 2013 Subsequent Event	Jun. 30, 2012 SLDI	Jun. 30, 2012 Subsidiary of SLDI
Subsequent Event [Line Items]
Contributions from (distributions to) participants in consolidated investment entities	$ 800,000,000	$ 642,700,000	$ 392,200,000	$ 1,262,000,000	$ 647,700,000	$ (8,500,000)		$ 1,434,000,000	$ 500,000,000
Capital contribution									400,000,000
Statutory Capital and Surplus								0
Repayment of intercompany loan										$ 100,000,000
Common stock, shares issued		0	0	0	0	0	65,192,307
Common stock, shares acquired		0	0	0	0	0
Percentage threshold of dividends paid in previous twelve months to earned statutory surplus of prior year end, requiring approval of payment of dividends if exceeded		10.00%		10.00%

Shareholder's Equity and Dividend Restrictions - Statutory Net Income (Loss) (Details) (USD $)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011	Dec. 31, 2010
ING USA Annuity and Life Insurance Company (ING USA) | Iowa
Statutory Accounting Practices [Line Items]
Statutory Net Income (Loss)	$ (9,100,000)		$ 386,000,000	$ (384,400,000)
Statutory Capital and Surplus	2,174,100,000		2,222,000,000
Minimum Capital Requirements	5,000,000	[1]
ING Life Insurance and Annuity Company (ILIAC) | Connecticut
Statutory Accounting Practices [Line Items]
Statutory Net Income (Loss)	261,600,000		194,400,000	66,000,000
Statutory Capital and Surplus	1,921,800,000		1,931,900,000
Minimum Capital Requirements	3,000,000	[1]
Security Life of Denver Insurance Company (SLD) | Colorado
Statutory Accounting Practices [Line Items]
Statutory Net Income (Loss)	(129,800,000)		175,200,000	(339,900,000)
Statutory Capital and Surplus	1,459,900,000		1,519,500,000
Minimum Capital Requirements	1,500,000	[1]
ReliaStar Life Insurance Company (RLI) | Minnesota
Statutory Accounting Practices [Line Items]
Statutory Net Income (Loss)	(155,300,000)		(83,000,000)	(234,200,000)
Statutory Capital and Surplus	2,278,600,000		2,104,300,000
Minimum Capital Requirements	$ 4,500,000	[1]

[1]	The insurance statutes of the state of domicile for the Company's U.S. insurance subsidiaries set forth specific minimum capital requirements.

Shareholder's Equity and Dividend Restrictions - Dividend Restrictions (Details) (USD $) In Millions, unless otherwise specified	1 Months Ended	3 Months Ended			12 Months Ended
	Jun. 30, 2012	Mar. 31, 2013		Mar. 31, 2012	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Statutory Accounting Practices [Line Items]
Dividends Paid	$ 190
Contributions from (distributions to) participants in consolidated investment entities	800	642.7		392.2	1,262		647.7		(8.5)
No Further Extraordinary Distributions Approved before June 26, 2013
Statutory Accounting Practices [Line Items]
Dividends Permitted without Approval					264.1
ING USA Annuity and Life Insurance Company (ING USA) | Iowa
Statutory Accounting Practices [Line Items]
Dividends Permitted without Approval		0			0		0
Dividends Paid					0	[1]	0	[1]	0	[1]
Return of Capital Distributions					250	[1]	0	[1]	0	[1]
ING Life Insurance and Annuity Company (ILIAC) | Connecticut
Statutory Accounting Practices [Line Items]
Dividends Permitted without Approval		264.1	[2]		190	[3]	0
Dividends Paid					190	[4]	0	[4]	203	[4]
Return of Capital Distributions					150	[4]	0	[4]	0	[4]
Dividend approved by authoritative body					340
Security Life of Denver Insurance Company (SLD) | Colorado
Statutory Accounting Practices [Line Items]
Dividends Permitted without Approval		0			0		0
Dividends Paid					0	[5]	0	[5]	0	[5]
Return of Capital Distributions					80	[5]	200	[5]	0	[5]
ReliaStar Life Insurance Company (RLI) | Minnesota
Statutory Accounting Practices [Line Items]
Dividends Permitted without Approval		0			0		0
Dividends Paid					130	[6]	0	[6]	221	[6]
Return of Capital Distributions					$ 0	[6]	$ 0	[6]	$ 0	[6]

[1]	Iowa Insurance Division approved ING USA's 2012 return of capital distribution.
[2]	can be paid without approval after June 26, 2013, provided that on or before June 26, 2013, no further extraordinary distribution is approved by the Connecticut Insurance Department and paid by ILIAC to its parent.
[3]	was paid as part of the June 26, 2012 distribution of $800.0.
[4]	Connecticut Insurance Department approved ILIAC’s 2010 dividend and ILIAC's $340 million 2012 distribution, which included a $190 million dividend.
[5]	Colorado Insurance Division approved SLD’s 2012 and 2011 return of capital distributions.
[6]	Minnesota Insurance Division approved RLI’s 2012 and 2010 dividends.

Accumulated Other Comprehensive Income - Components of AOCI (Details) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Components Of Accumulated Other Comprehensive Income Loss [Line Items]
Derivatives	$ 201.5	$ 214.4	$ 145.7	$ 172.6	$ 1.4
DAC/VOBA adjustment on available-for-sale securities	(2,397.6)	(2,783.6)	(2,170.5)	(2,202.3)	(1,251)
Sales inducements adjustment on available-for-sale securities	(119)	(147.4)	(95.3)	(80.3)	(95.4)
Other	(28.8)	(40.5)	(40)	(33.2)	(38.8)
Unrealized capital gains (losses), before tax	4,759.1	5,148.1	3,373.9	3,436.8	1,616
Deferred income tax asset (liability)	(1,363.4)	(1,496.8)	(857.7)	(915.1)	(664.7)
Unrealized capital gains (losses), after tax	3,395.7	3,651.3	2,516.2	2,521.7	951.3
Pension and other post-employment benefits liability, net of tax	57.1	59.4	70.8	73.3	22
AOCI	3,452.8	3,710.7	2,587	2,595	973.3
Fixed maturities
Components Of Accumulated Other Comprehensive Income Loss [Line Items]
Fixed maturities, net of OTTI	7,067.2	7,863	5,489.5	5,546.8	2,924.2
Equity securities
Components Of Accumulated Other Comprehensive Income Loss [Line Items]
Equity securities, available-for-sale	$ 35.8	$ 42.2	$ 44.5	$ 33.2	$ 75.6

Accumulated Other Comprehensive Income - Changes in AOCI, including Reclassification Adjustments (Details) (USD $)	3 Months Ended			12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Other Comprehensive Income (Loss), Available-for-sale Securities Adjustment, before Tax, [Abstract]
Other	$ 11,600,000		$ (6,800,000)	$ (7,300,000)		$ 5,600,000		$ (23,200,000)
OTTI	(10,900,000)		(12,800,000)	(52,200,000)		(165,400,000)		44,700,000
Adjustments for amounts recognized in Net realized capital gains (losses) in the Condensed Consolidated Statements of Operations	14,600,000		129,600,000
DAC/VOBA	386,000,000	[1]	31,800,000	(581,300,000)		(951,300,000)		(1,041,000,000)
Sales inducements	28,400,000		(15,000,000)	(67,100,000)		15,100,000		(75,700,000)
Change in unrealized gains/losses on available-for-sale securities	(376,100,000)		(36,000,000)
Change in unrealized gains/losses on securities				1,659,100,000		1,655,400,000		3,377,300,000
Derivatives	(12,700,000)	[2]	(26,900,000)	41,800,000	[2]	171,200,000	[2]	1,700,000	[2]
Adjustments for amounts recognized in Net investment income in the Condensed Consolidated Statements of Operations	200,000		0
Change in unrealized gains/losses on derivatives	(12,900,000)		(26,900,000)
Amortization of prior service cost recognized in Operating expenses in the Condensed Consolidated Statements of Operations	(3,500,000)	[3]	(3,800,000)
Change in pension and other postretirement benefits liability	3,500,000		3,800,000	21,400,000		(78,900,000)		3,900,000
Other comprehensive income (loss), before tax	(392,500,000)		(66,700,000)	1,689,900,000		1,899,700,000		3,328,700,000
Other Comprehensive Income (Loss), Available-for-sale Securities, Tax [Abstract]
Net unrealized gains/losses on securities				(563,400,000)		(192,500,000)		(1,029,500,000)
Other	4,100,000		(2,400,000)
OTTI	(3,800,000)		(4,500,000)	(18,300,000)		(57,900,000)		15,600,000
Adjustments for amounts recognized in Net realized capital gains (losses) in the Condensed Consolidated Statements of Operations	5,100,000		45,400,000
DAC/VOBA	135,100,000		11,100,000
Sales inducements	9,900,000		(5,200,000)
Change in unrealized gains/losses on available-for-sale securities	(128,800,000)		(48,000,000)
Derivatives	(4,500,000)		(9,400,000)
Adjustments for amounts recognized in Net investment income in the Condensed Consolidated Statements of Operations	100,000		0
Change in unrealized gains/losses on derivatives	(4,600,000)		(9,400,000)
Amortization of prior service cost recognized in Operating expenses in the Condensed Consolidated Statements of Operations	(1,200,000)		(1,300,000)
Change in pension and other postretirement benefits liability	1,200,000		1,300,000	7,500,000		(27,600,000)		1,400,000
Change in Other comprehensive income (loss)	(134,600,000)		(58,700,000)	574,200,000		278,000,000		1,012,500,000
Other Comprehensive Income (Loss), Available-for-sale Securities Adjustment, Net of Tax [Abstract]
Net unrealized gains/losses on securities				1,095,700,000		1,462,900,000		2,347,800,000
Other	7,500,000		(4,400,000)
OTTI	(7,100,000)		(8,300,000)	(33,900,000)		(107,500,000)		29,100,000
Adjustments for amounts recognized in Net realized capital gains (losses) in the Condensed Consolidated Statements of Operations	9,500,000		84,200,000
DAC/VOBA	250,900,000		20,700,000
Sales inducements	18,500,000		(9,800,000)
Change in unrealized gains/losses on available-for-sale securities	(247,300,000)		12,000,000
Derivatives	(8,200,000)		(17,500,000)
Adjustments for amounts recognized in Net investment income in the Condensed Consolidated Statements of Operations	100,000		0
Change in unrealized gains/losses on derivatives	(8,300,000)		(17,500,000)
Amortization of prior service cost recognized in Operating expenses in the Condensed Consolidated Statements of Operations	(2,300,000)		(2,500,000)
Change in pension and other postretirement benefits liability	2,300,000		2,500,000	13,900,000		(51,300,000)		2,500,000
Other comprehensive income (loss), after tax	(257,900,000)		(8,000,000)	1,115,700,000		1,621,700,000		2,316,200,000
Fixed maturities
Other Comprehensive Income (Loss), Available-for-sale Securities Adjustment, before Tax, [Abstract]
Net unrealized gains/losses on available-for-sale securities	(792,100,000)		59,500,000	2,264,000,000		2,457,200,000		4,471,500,000
Other Comprehensive Income (Loss), Available-for-sale Securities, Tax [Abstract]
Net unrealized gains/losses on available-for-sale securities	(274,400,000)		(14,600,000)
Other Comprehensive Income (Loss), Available-for-sale Securities Adjustment, Net of Tax [Abstract]
Net unrealized gains/losses on available-for-sale securities	(517,700,000)		74,100,000
Equity securities
Other Comprehensive Income (Loss), Available-for-sale Securities Adjustment, before Tax, [Abstract]
Net unrealized gains/losses on available-for-sale securities	(6,300,000)		11,300,000	9,000,000		(42,400,000)		44,000,000
Other Comprehensive Income (Loss), Available-for-sale Securities, Tax [Abstract]
Net unrealized gains/losses on available-for-sale securities	(2,200,000)		4,000,000
Other Comprehensive Income (Loss), Available-for-sale Securities Adjustment, Net of Tax [Abstract]
Net unrealized gains/losses on available-for-sale securities	(4,100,000)		7,300,000
Valuation allowance on deferred tax assets | Fixed maturities
Other Comprehensive Income (Loss), Available-for-sale Securities, Tax [Abstract]
Net unrealized gains/losses on available-for-sale securities			$ (33,000,000)

[1]	See the Deferred Policy Acquisition Costs and Value of Business Acquired Note to these Condensed Consolidated Financial Statements for additional information.
[2]	See the Derivative Financial Instruments Note to these Condensed Consolidated Financial Statements for additional information.
[3]	See the Employee Benefits Obligations Note to these Condensed Consolidated Financial Statements for amounts reported in Net Periodic (Benefit) Costs.

Accumulated Other Comprehensive Income - Changes in Unrealized Capital Gains (Details) (USD $)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Equity [Abstract]
Available-for-sale Securities and Other Investments, Including Securities Pledged, Change in Net Unrealized Holding Gain Loss Before Adjustments, Net of Tax	$ 1,386,900,000	[1]	$ 1,214,500,000	[1]	$ 1,953,600,000	[1]
Available-for-sale Securities and Other Investments, Including Securities Pledged, Reclassification Adjustment for Gains and Other Items Included In Net Income (Loss), Net of Tax	257,300,000	[2]	31,100,000	[2]	(213,600,000)	[2]
Available-for-sale Securities and Other Investments, Including Securities Pledged, Valuation Allowance Deferred Tax Asset Change	0		387,000,000		151,500,000
Available-for-sale Securities and Other Investments, Including Securities Pledged, Change in Net Unrrealized Holding Gain (Loss) Net of Tax	1,129,600,000		1,570,400,000		2,318,700,000
Available-for-sale Securities and Other Investments, Including Securities Pledged, Change in Net Unrealized Holding Gain (Loss), before Tax	2,101,100,000		1,868,600,000		3,004,100,000
Available-for-sale Securities and Other Investments, Including Securities Pledged, Reclassification Adjustment for Gains and Other Items Included In Net Income (Loss), before Tax	$ 389,800,000		$ 47,800,000		$ (328,500,000)

[1]	Pre-tax unrealized capital gains/losses arising during the period were $2,101.1, $1,868.6 and $3,004.1 for the years ended December 31, 2012, 2011 and 2010, respectively.
[2]	Pre-tax reclassification adjustments for gains/losses and other items included in Net income (loss) were $389.8, $47.8 and $(328.5) for the years ended December 31, 2012, 2011 and 2010, respectively.

Income Taxes - Components of Income Tax Expense (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Current tax expense (benefit) :
Federal			$ 51.3	$ (18)	$ (384)
State			(5.3)	(22)	(15)
Total current tax expense (benefit)			46	(40)	(399)
Deferred tax expense (benefit) :
Federal			(49.4)	213	568
State			(1.8)	2	2
Total deferred tax expense (benefit)			(51.2)	215	570
Total income tax expense (benefit)	$ 11.2	$ 7.9	$ (5.2)	$ 175	$ 171

Income Taxes - Income Tax Reconciliation (Details) (USD $)	3 Months Ended				12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Effective Income Tax Rate, Continuing Operations, Tax Rate Reconciliation [Abstract]
Income (loss) before income taxes	$ (214,300,000)		$ (512,900,000)		$ 606,000,000		$ 277,800,000		$ 37,800,000
Tax rate	35.00%		35.00%		35.00%		35.00%		35.00%
Income tax expense (benefit) at federal statutory rate	(75,000,000)		(179,500,000)		212,100,000		97,200,000		13,200,000
Valuation allowance	104,200,000	[1]	217,200,000	[1]	(48,300,000)	[1]	175,000,000	[1]	547,000,000	[1]
Dividends received deduction	(21,900,000)	[1]	(18,600,000)	[1]	(101,300,000)	[1]	(74,000,000)	[1]	(108,000,000)	[1]
Audit settlement	(2,100,000)	[1]	(600,000)	[1]	(4,300,000)	[1]	13,000,000	[1]	(312,000,000)	[1]
Loss on conversion of debt to equity					0		0		38,000,000
State tax expense (benefit)	4,100,000	[1]	(17,300,000)	[1]	(8,800,000)	[1]	17,000,000	[1]	(6,000,000)	[1]
Noncontrolling interest	4,700,000	[1]	5,500,000	[1]	(48,400,000)	[1]	(67,000,000)	[1]	4,000,000	[1]
Tax credits	(4,600,000)	[1]	(3,800,000)	[1]	(19,600,000)	[1]	(19,000,000)	[1]	(19,000,000)	[1]
Non-deductible expenses	4,300,000	[1]	4,400,000	[1]	14,200,000	[1]	32,000,000	[1]	13,000,000	[1]
Other	(2,500,000)	[1]	600,000	[1]	(800,000)	[1]	800,000	[1]	800,000	[1]
Income tax expense (benefit)	11,200,000		7,900,000		(5,200,000)		175,000,000		171,000,000
Valuation allowance, deferred tax asset, change in amount	104,200,000		184,200,000		99,100,000		(212,000,000)		395,500,000
Other Comprehensive Income (Loss)
Effective Income Tax Rate, Continuing Operations, Tax Rate Reconciliation [Abstract]
Valuation allowance, deferred tax asset, change in amount	0		(33,000,000)
Net Income (Loss)
Effective Income Tax Rate, Continuing Operations, Tax Rate Reconciliation [Abstract]
Valuation allowance, deferred tax asset, change in amount	104,200,000		217,200,000
Operating loss carryforwards
Effective Income Tax Rate, Continuing Operations, Tax Rate Reconciliation [Abstract]
Valuation allowance	3,400,000,000				3,300,000,000
Operating loss carryforwards | Other Comprehensive Income (Loss)
Effective Income Tax Rate, Continuing Operations, Tax Rate Reconciliation [Abstract]
Valuation allowance					(288,500,000)
Capital loss carryforwards | Other Comprehensive Income (Loss)
Effective Income Tax Rate, Continuing Operations, Tax Rate Reconciliation [Abstract]
Valuation allowance	$ (288,500,000)

[1]	Certain of these items were reported as a component of Other comprehensive income in accordance with the exception described in ASC 740-20-45-7.

Income Taxes - Temporary Differences (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Income Tax Disclosure [Abstract]
Loss carryforwards	$ 1,154.9	$ 1,901
Investments	1,811.1	1,590
Insurance reserves	1,967.1	1,594
Compensation and benefits	578.7	452
Other assets	182.7	246
Total gross assets before valuation allowance	5,694.5	5,783
Less: Valuation allowance	2,974.1	2,875
Assets, net of valuation allowance	2,720.4	2,908
Net unrealized investment gains	(2,707.9)	(1,861)
Deferred policy acquisition costs	(1,045.3)	(1,494)
Other liabilities	(9.9)	(66)
Total gross liabilities	3,763.1	3,421
Net deferred income tax liability	$ (1,042.7)	$ (513)

Income Taxes - Unrecognized Tax Benefits (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Tax Disclosure [Abstract]
Unrecognized tax benefits, balance	$ 74,000,000	$ 197,000,000	$ 405,000,000
Additions for tax positions related to current year	2,400,000	7,000,000	7,000,000
Additions for tax positions related to prior years	1,300,000	0	118,000,000
Reductions for tax positions related to prior years	(6,000,000)	(25,000,000)	(351,000,000)
Reductions for settlements with taxing authorities	0	(105,000,000)	18,000,000
Reductions for expiring statutes	(10,600,000)	0	0
Unrecognized tax benefits, balance	61,100,000	74,000,000	197,000,000
Unrecognized tax benefits that would affect effective rate	$ 19,700,000	$ 24,000,000	$ 49,000,000

Income Taxes - Tax Credit and Loss Carryforwards (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Operating Loss Carryforwards [Line Items]
Tax capital loss/credit carryforward	$ 191.5	[1]	$ 121	[1]
State
Operating Loss Carryforwards [Line Items]
Net operating loss carryforwards	2,373.6	[2]	1,383	[2]
Federal
Operating Loss Carryforwards [Line Items]
Net operating loss carryforwards	2,947	[2]	4,084	[2]
Capital loss carryforwards | Federal
Operating Loss Carryforwards [Line Items]
Tax capital loss/credit carryforward	$ 123.4	[3]	$ 880	[3]

[1]	Expire between 2013 and 2032.
[2]	Expire between 2017 and 2032.
[3]	Expire between 2013 and 2017.

Income Taxes - Narrative (Details) (USD $)	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Tax Contingency [Line Items]
Valuation allowance, deferred tax asset, increase (decrease) in amount	$ 104,200,000	$ 184,200,000	$ 99,100,000	$ (212,000,000)	$ 395,500,000
Accrued interest and penalties related to unrecognized tax			5,900,000	23,000,000
Interest (benefit) recognized related to unrecognized tax			(17,300,000)	(7,000,000)	(51,000,000)
Connecticut
Income Tax Contingency [Line Items]
Reduction of the state net operating loss carryforward resulting from settlement					1,300,000,000
Valuation allowance on deferred tax assets
Income Tax Contingency [Line Items]
Increase (decrease) in valuation allowance allocated to operations			99,100,000	175,000,000	547,000,000
Increase (decrease) in valuation allowance allocated to other comprehensive income			0	(387,000,000)	(151,500,000)
Increase (decrease) in the valuation allowance allocated to operations that impacted income tax expense			(48,300,000)
Increase (decrease) in the valuation allowance allocated to operations that did not impact income tax expense			147,400,000
Valuation Allowance, Operating Loss Carryforwards [Member]
Income Tax Contingency [Line Items]
Valuation allowance	3,400,000,000		3,300,000,000
Net Income (Loss)
Income Tax Contingency [Line Items]
Valuation allowance, deferred tax asset, increase (decrease) in amount	104,200,000	217,200,000
Other Comprehensive Income (Loss)
Income Tax Contingency [Line Items]
Valuation allowance, deferred tax asset, increase (decrease) in amount	0	(33,000,000)
Other Comprehensive Income (Loss) | Valuation Allowance, Operating Loss Carryforwards [Member]
Income Tax Contingency [Line Items]
Valuation allowance			(288,500,000)
Other Comprehensive Income (Loss) | Capital loss carryforwards
Income Tax Contingency [Line Items]
Valuation allowance	$ (288,500,000)

Employee Benefit Arrangements (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net Periodic (Benefit) Costs:
Earned benefit by participants, as percentage of eligible compensation	4.00%
Company match percentage of participant's eligible compensation	6.00%
Award vesting period	4 years		4 years
Pension Plans
Net Periodic (Benefit) Costs:
Service cost	$ 11.3	$ 9.8	$ 40.5	$ 37.5	$ 38.7
Interest cost	22.1	22.5	90.2	95	93.2
Expected return on plan assets	(25.3)	(22.5)	(92.6)	(81.6)	(70.3)
Amortization of prior service cost (credit)	(2.6)	(3)
Net periodic (benefit) costs	5.5	6.8	190.1	212.9	110.9
Other Postretirement Benefits
Net Periodic (Benefit) Costs:
Service cost	0	0	0	(2.1)	0
Interest cost	0.4	0.3	1.7	2.6	2.7
Expected return on plan assets	0	0	0	0	0
Amortization of prior service cost (credit)	(0.9)	(0.8)
Net periodic (benefit) costs	$ (0.5)	$ (0.5)	$ 0.2	$ (8.4)	$ (3.1)

Employee Benefit Arrangements - Defined Benefit Plan (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Jun. 14, 2012 Cognizant employee	Dec. 31, 2012 ING Americas Retirement Plan	Dec. 31, 2011 ING Americas Retirement Plan	Aug. 16, 2012 ING Americas Retirement Plan Cognizant
Defined Benefit Plan Disclosure [Line Items]
Annual credit earned by participants, percentage of eligible compensation				4.00%
Interest credit, decription of variable rate basis				30-year U.S. Treasury securities bond rate
Transition period from old formula to new formula				2 years
Decrease in benefit obligation, due to new accounting standard adoption					$ 83.6
Deferred compensation commitment	268.8	268.2
Business agreement, term of agreement			7 years
Employees that received offers of employment			1,000
Remeasurement loss						115.2
Gain (loss) recognized due to curtailments						6.9
Loss on employee transfers, before tax						$ 108.3

Employee Benefit Arrangements - Obligations and Funded Status (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Change in benefit obligation:
Net actuarial (gains) losses			$ (165)		$ (157.8)		$ (47.5)
Other Postretirement Benefits
Change in benefit obligation:
Benefits obligations, beginning balance	45.3	46	46		55.8
Service cost	0	0	0		(2.1)		0
Interest cost	0.4	0.3	1.7		2.6		2.7
Plan participants' contribution			0.4		0.2
Net actuarial (gains) losses			1.7		(5.4)
Early retiree reinsurance program payments			0		0.3
Prescription drug subsidies			0		0.6
Benefits paid			(4.5)		(6)
Plan amendments			0		0
Settlements			0		0
Benefits obligations, ending balance			45.3		46		55.8
Change in plan assets:
Fair value of plan assets, beginning balance	0	0	0		0
Actual return on plan assets			0		0
Employer contributions			4.1		4.9
Plan participants' contribution			0.4		0.2
Benefits paid			4.5		5.1
Settlements			0		0
Fair value of plan assets, ending balance			0		0		0
Funded status at end of the year			(45.3)	[1]	(46)	[1]
Accrued benefit cost			(45.3)		(46)
Net amount recognized			(45.3)		(46)
Prior service cost (credit)			(28.3)		(31.7)
Tax effect			9.9		11.1
Accumulated other comprehensive loss (income), net of tax			(18.4)		(20.6)
Pension Plans
Change in benefit obligation:
Benefits obligations, beginning balance	2,229.6	1,945.2	1,945.2		1,787.7
Service cost	11.3	9.8	40.5		37.5		38.7
Interest cost	22.1	22.5	90.2		95		93.2
Plan participants' contribution			0		0
Net actuarial (gains) losses			233		193
Early retiree reinsurance program payments			0		0
Prescription drug subsidies			0		0
Benefits paid			(79.3)		(80.1)
Plan amendments			0		(83.6)
Settlements			0		(4.3)
Benefits obligations, ending balance			2,229.6		1,945.2		1,787.7
Change in plan assets:
Fair value of plan assets, beginning balance	1,371.7	1,193.5	1,193.5		993.6
Actual return on plan assets			155.7		111.2
Employer contributions			101.8		173.1
Plan participants' contribution			0		0
Benefits paid			79.3		80.1
Settlements			0		(4.3)
Fair value of plan assets, ending balance			1,371.7		1,193.5		993.6
Funded status at end of the year			(857.9)	[1]	(751.7)	[1]
Accrued benefit cost			(857.9)		(751.7)
Net amount recognized			(857.9)		(751.7)
Prior service cost (credit)			(63)		(81)
Tax effect			22		28.3
Accumulated other comprehensive loss (income), net of tax			$ (41)		$ (52.7)

[1]	Funded status is not indicative of the Company's ability to pay ongoing pension benefits or of its obligation to fund retirement trusts. Required pension funding is determined in accordance with Employee Retirement Income Security Act regulations.

Employee Benefit Arrangements - Obligations in Excess of Plan Assets (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Pension Plans
Defined Benefit Plan Disclosure [Line Items]
Projected benefit obligation	$ 2,229.6	$ 1,945.2	$ 1,787.7
Accumulated benefit obligation	2,218.5	1,929.3
Fair value of plan assets	1,371.7	1,193.5	993.6
Other Postretirement Benefits
Defined Benefit Plan Disclosure [Line Items]
Projected benefit obligation	45.3	46	55.8
Fair value of plan assets	$ 0	$ 0	$ 0

Employee Benefit Arrangements - Net Periodic Benefit Costs (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Other Changes in Plan Assets and Benefit Obligations Recognized in AOCI:
Total recognized in AOCI	$ 3.5	$ 3.8	$ 21.4	$ (78.9)	$ 3.9
Pension Plans
Net Periodic (Benefit) Costs:
Service cost	11.3	9.8	40.5	37.5	38.7
Interest cost	22.1	22.5	90.2	95	93.2
Expected return on plan assets	(25.3)	(22.5)	(92.6)	(81.6)	(70.3)
Amortization of prior service cost (credit)			(11.1)	(1.3)	0.4
(Gain) loss recognized due to curtailments			(6.9)	0	3.5
Net loss (gain) recognition			170	163.3	45.4
Net periodic (benefit) costs	5.5	6.8	190.1	212.9	110.9
Other Changes in Plan Assets and Benefit Obligations Recognized in AOCI:
Prior service cost (credit)			0	(83.6)	0
Amortization of prior service (credit) cost			11.1	1.3	(0.4)
Other Comprehensive Income (Loss), Amortization, Pension and Other Postretirement Benefit Plans, Effect of Curtailments and Settlements, before Tax			6.9	0	(0.1)
(Gain) loss recognized due to curtailments			(6.9)	0	3.5
Total recognized in AOCI			18	(82.3)	(0.5)
Total recognized in net periodic (benefit) costs and AOCI			208.1	130.6	110.4
Future amortization of prior service cost (credit)			(10.4)
Other Postretirement Benefits
Net Periodic (Benefit) Costs:
Service cost	0	0	0	(2.1)	0
Interest cost	0.4	0.3	1.7	2.6	2.7
Expected return on plan assets	0	0	0	0	0
Amortization of prior service cost (credit)			(3.4)	(3.4)	(4.4)
(Gain) loss recognized due to curtailments			0	0	0
Net loss (gain) recognition			1.9	(5.5)	(1.4)
Net periodic (benefit) costs	(0.5)	(0.5)	0.2	(8.4)	(3.1)
Other Changes in Plan Assets and Benefit Obligations Recognized in AOCI:
Prior service cost (credit)			0	0	0
Amortization of prior service (credit) cost			3.4	3.4	4.4
Other Comprehensive Income (Loss), Amortization, Pension and Other Postretirement Benefit Plans, Effect of Curtailments and Settlements, before Tax			0	0	0
(Gain) loss recognized due to curtailments			0	0	0
Total recognized in AOCI			3.4	3.4	4.4
Total recognized in net periodic (benefit) costs and AOCI			3.6	(5)	1.3
Future amortization of prior service cost (credit)			$ (3.4)

Employee Benefit Arrangements - Assumptions (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Defined Benefit Plan Disclosure [Line Items]
One Percentage Point Increasse, Effect on the aggregate of service and interest cost components	0.1
One Percentage Point Decrease, Effect on the aggregate of service and interest cost components	(0.1)
One Percentage Point Increasse, Effect on accumulated postretirement benefit obligation	2.4
One Percentage Point Decrease, Effect on accumulated postretirement benefit obligation	(2.1)
Health care cost trend rate, for next fiscal year	7.50%
Health care cost trend rate, decrease to percentage	6.00%
Health care cost trend rate, period over which rate equals ultimate trend rate	5 years
Health care cost trend rate, ultimate trend	5.00%
Pension Plans
Defined Benefit Plan Disclosure [Line Items]
Discount rate, benefit obligation	4.05%	4.75%
Rate of compensation increase, benefit obligation	4.00%	4.00%
Discount rate, net benefit cost	4.59%	5.50%	6.00%
Rate of compensation increase, net benefit cost	4.00%	4.00%	3.00%
Expected rate of return on plan assets, net benefit cost	7.50%	7.50%	8.00%
Other Postretirement Benefits
Defined Benefit Plan Disclosure [Line Items]
Discount rate, benefit obligation	4.05%	4.75%
Discount rate, net benefit cost	4.75%	5.50%	6.00%

Employee Benefit Arrangements - Plan Assets, Allocation (Details) (Pension Plans)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Defined Benefit Plan Disclosure [Line Items]
Actual allocation	100.00%	100.00%
Equity securities
Defined Benefit Plan Disclosure [Line Items]
Target allocation, minimum	45.00%	45.00%
Target allocation, maximum	70.00%	70.00%
Actual allocation	53.00%	50.80%
Large-cap domestic
Defined Benefit Plan Disclosure [Line Items]
Actual allocation	29.40%	27.10%
Small/Mid-cap domestic
Defined Benefit Plan Disclosure [Line Items]
Actual allocation	6.80%	7.10%
International commingled funds
Defined Benefit Plan Disclosure [Line Items]
Actual allocation	12.40%	12.20%
Other
Defined Benefit Plan Disclosure [Line Items]
Actual allocation	4.40%	4.40%
Debt securities
Defined Benefit Plan Disclosure [Line Items]
Target allocation, minimum	25.00%	25.00%
Target allocation, maximum	40.00%	40.00%
Actual allocation	37.60%	39.20%
U.S. Treasuries, short term investments, cash and futures
Defined Benefit Plan Disclosure [Line Items]
Actual allocation	13.80%	12.80%
U.S. government agencies and authorities
Defined Benefit Plan Disclosure [Line Items]
Actual allocation	5.60%	8.60%
U.S. corporate, state and municipalities
Defined Benefit Plan Disclosure [Line Items]
Actual allocation	10.70%	7.90%
Foreign securities
Defined Benefit Plan Disclosure [Line Items]
Actual allocation	1.10%	1.00%
Residential mortgage-backed securities
Defined Benefit Plan Disclosure [Line Items]
Actual allocation	4.50%	7.10%
Commercial mortgage-backed securities
Defined Benefit Plan Disclosure [Line Items]
Actual allocation	1.70%	1.30%
Other asset-backed securities
Defined Benefit Plan Disclosure [Line Items]
Actual allocation	0.20%	0.50%
Other investments
Defined Benefit Plan Disclosure [Line Items]
Target allocation, minimum	6.00%	6.00%
Target allocation, maximum	14.00%	14.00%
Actual allocation	9.40%	10.00%
Hedge funds
Defined Benefit Plan Disclosure [Line Items]
Actual allocation	4.50%	5.20%
Real estate
Defined Benefit Plan Disclosure [Line Items]
Actual allocation	4.90%	4.80%

Employee Benefit Arrangements - Fair Value of Plan Assets (Details) (Pension Plans, USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Defined Benefit Plan Disclosure [Line Items]
Total assets	$ 1,382.5		$ 1,195.7
Total liabilities	10.8		2.2
Net, total pension assets	1,371.7		1,193.5		993.6
Level 1
Defined Benefit Plan Disclosure [Line Items]
Total assets	597.3		531.3
Total liabilities	10.8		0
Net, total pension assets	586.5		531.3
Level 2
Defined Benefit Plan Disclosure [Line Items]
Total assets	594.8		492.3
Total liabilities	0		1.4
Net, total pension assets	594.8		490.9
Level 3
Defined Benefit Plan Disclosure [Line Items]
Total assets	190.4	[1]	172.1	[2]
Total liabilities	0	[1]	0.8	[2]
Net, total pension assets	190.4	[1]	171.3	[2]	146.5
Percentage of net assets	13.90%		14.40%
Debt securities
Defined Benefit Plan Disclosure [Line Items]
Total assets	525.6		467.2
Debt securities | Level 1
Defined Benefit Plan Disclosure [Line Items]
Total assets	100.4		121
Debt securities | Level 2
Defined Benefit Plan Disclosure [Line Items]
Total assets	425.2		346.2
Debt securities | Level 3
Defined Benefit Plan Disclosure [Line Items]
Total assets	0	[1]	0	[2]
Cash and cash equivalents
Defined Benefit Plan Disclosure [Line Items]
Total assets	21.8		18
Cash and cash equivalents | Level 1
Defined Benefit Plan Disclosure [Line Items]
Total assets	21.8		18
Cash and cash equivalents | Level 2
Defined Benefit Plan Disclosure [Line Items]
Total assets	0		0
Cash and cash equivalents | Level 3
Defined Benefit Plan Disclosure [Line Items]
Total assets	0	[1]	0	[2]
Short-term investments
Defined Benefit Plan Disclosure [Line Items]
Total assets	178.1	[3]	134.1	[4]
Short-term investments | Level 1
Defined Benefit Plan Disclosure [Line Items]
Total assets	0	[3]	0	[4]
Short-term investments | Level 2
Defined Benefit Plan Disclosure [Line Items]
Total assets	178.1	[3]	134.1	[4]
Short-term investments | Level 3
Defined Benefit Plan Disclosure [Line Items]
Total assets	0	[1],[3]	0	[2],[4]
U.S. government agencies and authorities
Defined Benefit Plan Disclosure [Line Items]
Total assets	77.5		102.7
U.S. government agencies and authorities | Level 1
Defined Benefit Plan Disclosure [Line Items]
Total assets	77.5		102.7
U.S. government agencies and authorities | Level 2
Defined Benefit Plan Disclosure [Line Items]
Total assets	0		0
U.S. government agencies and authorities | Level 3
Defined Benefit Plan Disclosure [Line Items]
Total assets	0	[1]	0	[2]
U.S. corporate, state and municipalities
Defined Benefit Plan Disclosure [Line Items]
Total assets	113.9		79.9
U.S. corporate, state and municipalities | Level 1
Defined Benefit Plan Disclosure [Line Items]
Total assets	1.1		0.3
U.S. corporate, state and municipalities | Level 2
Defined Benefit Plan Disclosure [Line Items]
Total assets	112.8		79.6
U.S. corporate, state and municipalities | Level 3
Defined Benefit Plan Disclosure [Line Items]
Total assets	0	[1]	0	[2]
Foreign securities
Defined Benefit Plan Disclosure [Line Items]
Total assets	14.8		12.2
Foreign securities | Level 1
Defined Benefit Plan Disclosure [Line Items]
Total assets	0		0
Foreign securities | Level 2
Defined Benefit Plan Disclosure [Line Items]
Total assets	14.8		12.2
Foreign securities | Level 3
Defined Benefit Plan Disclosure [Line Items]
Total assets	0	[1]	0	[2]
Residential mortgage-backed securities
Defined Benefit Plan Disclosure [Line Items]
Total assets	61.4		84.9
Residential mortgage-backed securities | Level 1
Defined Benefit Plan Disclosure [Line Items]
Total assets	0		0
Residential mortgage-backed securities | Level 2
Defined Benefit Plan Disclosure [Line Items]
Total assets	61.4		84.9
Residential mortgage-backed securities | Level 3
Defined Benefit Plan Disclosure [Line Items]
Total assets	0	[1]	0	[2]
Commercial mortgage-backed securities
Defined Benefit Plan Disclosure [Line Items]
Total assets	22.6		15
Commercial mortgage-backed securities | Level 1
Defined Benefit Plan Disclosure [Line Items]
Total assets	0		0
Commercial mortgage-backed securities | Level 2
Defined Benefit Plan Disclosure [Line Items]
Total assets	22.6		15
Commercial mortgage-backed securities | Level 3
Defined Benefit Plan Disclosure [Line Items]
Total assets	0	[1]	0	[2]
Other asset-backed securities
Defined Benefit Plan Disclosure [Line Items]
Total assets	2.6		6.1
Other asset-backed securities | Level 1
Defined Benefit Plan Disclosure [Line Items]
Total assets	0		0
Other asset-backed securities | Level 2
Defined Benefit Plan Disclosure [Line Items]
Total assets	2.6		6.1
Other asset-backed securities | Level 3
Defined Benefit Plan Disclosure [Line Items]
Total assets	0	[1]	0	[2]
Private placement
Defined Benefit Plan Disclosure [Line Items]
Total assets	32.9		14.3
Private placement | Level 1
Defined Benefit Plan Disclosure [Line Items]
Total assets	0		0
Private placement | Level 2
Defined Benefit Plan Disclosure [Line Items]
Total assets	32.9		14.3
Private placement | Level 3
Defined Benefit Plan Disclosure [Line Items]
Total assets	0	[1]	0	[2]
Equity securities
Defined Benefit Plan Disclosure [Line Items]
Total assets	727.3		605.7
Equity securities | Level 1
Defined Benefit Plan Disclosure [Line Items]
Total assets	496.9		407.2
Equity securities | Level 2
Defined Benefit Plan Disclosure [Line Items]
Total assets	169.6		146.1
Equity securities | Level 3
Defined Benefit Plan Disclosure [Line Items]
Total assets	60.8	[1]	52.4	[2]
Large-cap domestic
Defined Benefit Plan Disclosure [Line Items]
Total assets	402.9		322.8
Large-cap domestic | Level 1
Defined Benefit Plan Disclosure [Line Items]
Total assets	402.9		322.8
Large-cap domestic | Level 2
Defined Benefit Plan Disclosure [Line Items]
Total assets	0		0
Large-cap domestic | Level 3
Defined Benefit Plan Disclosure [Line Items]
Total assets	0	[1]	0	[2]
Small/Mid-cap domestic
Defined Benefit Plan Disclosure [Line Items]
Total assets	94		84.4
Small/Mid-cap domestic | Level 1
Defined Benefit Plan Disclosure [Line Items]
Total assets	94		84.4
Small/Mid-cap domestic | Level 2
Defined Benefit Plan Disclosure [Line Items]
Total assets	0		0
Small/Mid-cap domestic | Level 3
Defined Benefit Plan Disclosure [Line Items]
Total assets	0	[1]	0	[2]
International commingled funds | Baillie Gifford Funds
Defined Benefit Plan Disclosure [Line Items]
Total assets	90.7	[5]	78.9	[5]
International commingled funds | Silchester
Defined Benefit Plan Disclosure [Line Items]
Total assets	78.9	[5]	67.2	[5]
International commingled funds | Level 1
Defined Benefit Plan Disclosure [Line Items]
Total assets	0	[5]
International commingled funds | Level 2
Defined Benefit Plan Disclosure [Line Items]
Total assets	169.6	[5]	146.1	[6]
International commingled funds | Level 3
Defined Benefit Plan Disclosure [Line Items]
Total assets	0	[1],[5]	0	[2],[6]
Limited partnerships
Defined Benefit Plan Disclosure [Line Items]
Total assets	60.8	[7]	52.4	[8]
Limited partnerships | Patheon Europe
Defined Benefit Plan Disclosure [Line Items]
Total assets	15.5	[8]	12.8	[8]
Unfunded commitments	4
Limited partnerships | Patheon USA
Defined Benefit Plan Disclosure [Line Items]
Total assets	45.3	[8]	39.6	[8]
Unfunded commitments	17.1
Limited partnerships | Level 1
Defined Benefit Plan Disclosure [Line Items]
Total assets	0	[7]	0	[6],[8]
Limited partnerships | Level 2
Defined Benefit Plan Disclosure [Line Items]
Total assets	0	[7]	0	[8]
Limited partnerships | Level 3
Defined Benefit Plan Disclosure [Line Items]
Total assets	60.8	[1],[7]	52.4	[2],[8]
Other investments
Defined Benefit Plan Disclosure [Line Items]
Total assets	129.6		122.8
Other investments | Level 1
Defined Benefit Plan Disclosure [Line Items]
Total assets	0		3.1
Other investments | Level 2
Defined Benefit Plan Disclosure [Line Items]
Total assets	0		0
Other investments | Level 3
Defined Benefit Plan Disclosure [Line Items]
Total assets	129.6	[1]	119.7	[2]
Real estate
Defined Benefit Plan Disclosure [Line Items]
Total assets	67.4	[9]	62	[10]
Real estate | UBS
Defined Benefit Plan Disclosure [Line Items]
Total assets	67.4	[9]	62	[10]
Real return performance objective, rate of return			5.00%
Real estate | Level 1
Defined Benefit Plan Disclosure [Line Items]
Total assets	0	[9]	0	[10]
Real estate | Level 2
Defined Benefit Plan Disclosure [Line Items]
Total assets	0	[9]	0	[10]
Real estate | Level 3
Defined Benefit Plan Disclosure [Line Items]
Total assets	67.4	[1],[9]	62	[10],[2]
Net, total pension assets	67.4		62		54.1
Limited partnerships
Defined Benefit Plan Disclosure [Line Items]
Total assets	62.2	[11]	57.7	[12]
Limited partnerships | MIL
Defined Benefit Plan Disclosure [Line Items]
Total assets	62.2	[11]	57.7	[12]
Limited partnerships | Level 1
Defined Benefit Plan Disclosure [Line Items]
Total assets	0	[11]	0	[12]
Limited partnerships | Level 2
Defined Benefit Plan Disclosure [Line Items]
Total assets	0	[11]	0	[12]
Limited partnerships | Level 3
Defined Benefit Plan Disclosure [Line Items]
Total assets	62.2	[1],[11]	57.7	[12],[2]
Net, total pension assets	123		110.1		93.3
Derivatives
Defined Benefit Plan Disclosure [Line Items]
Total assets			3.1
Total liabilities	10.8		1.4
Derivatives | Level 1
Defined Benefit Plan Disclosure [Line Items]
Total assets			3.1
Total liabilities	10.8		0
Derivatives | Level 2
Defined Benefit Plan Disclosure [Line Items]
Total assets			0
Total liabilities	0		1.4
Derivatives | Level 3
Defined Benefit Plan Disclosure [Line Items]
Total assets			0	[2]
Total liabilities	0	[1]	0	[2]
Other
Defined Benefit Plan Disclosure [Line Items]
Total liabilities			0.8
Other | Level 1
Defined Benefit Plan Disclosure [Line Items]
Total liabilities			0
Other | Level 2
Defined Benefit Plan Disclosure [Line Items]
Total liabilities			0
Other | Level 3
Defined Benefit Plan Disclosure [Line Items]
Total liabilities			0.8	[2]
Net, total pension assets	$ 0		$ (0.8)		$ (0.9)

[1]	Level 3 net assets accounted for 13.9% of total net assets measured at fair value on a recurring basis.
[2]	Level 3 net assets accounted for 14.4% of total net assets measured at fair value on a recurring basis.
[3]	This category includes common collective trust funds invested in the EB Temporary Investment Fund of The Bank of New York Mellon (“Short-term Investment Fund”). The Short-term Investment Fund is designed to provide a rate of return by investing in a full range of high-quality, short-term money market securities. Participant's redemptions in the Short-term Investment Fund may be requested by 2 p.m. eastern standard time and are processed by the following day.
[4]	This category includes common collective trust funds invested in the Short-term Investment Fund. The Short-term Investment Fund is designed to provide a rate of return by investing in a full range of high-quality, short-term money market securities. Participants redemptions in the Short-term Investment Fund were the result of the normal course of business, the Trustee permitted redemptions in cash. In order to control liquidity and realized losses on the sale of securities in the Short-term Investment Fund, requests for cash redemptions were not permitted where participants desired to exit the Short-term investment fund.
[5]	International Commingled funds are comprised of two assets which use NAV to calculate fair value. Baillie Gifford Funds has a balance of $90.7 and uses a bottom up approach to stock picking. In determining the potential of a company, the fund manager analyzes industry background, competitive advantage, management attitudes and financial strength, and valuation. There are no redemption restrictions in the Baillie Gifford Funds. Silchester has a fund balance of $78.9 that has an investment objective to achieve long-term growth primarily by investing in a diversified portfolio of equity securities of companies located in any country other than the United States. Silchester clients may contribute to and redeem monies from the funds on a monthly basis as of the last business day of each month. Clients must notify Silchester at least six business days before the month-end to make a redemption request. Baillie Gifford and Silchester, as a normal course of business, enter into contracts (commitments) that contain indemnifications or warranties. The funds' maximum exposure under these arrangements is unknown, as this would involve future claims that have not yet occurred. Baillie Gifford and Silchester have no unfunded commitments.
[6]	International Commingled funds are comprised of two assets which use NAV to calculate fair value. Baillie Gifford Funds has a balance of $78.9 and uses a bottom up approach to stock picking. In determining the potential of a company, the fund manager analyzes industry background, competitive advantage, management attitudes and financial strength, and valuation. There are no redemption restrictions in the Baillie Gifford Funds. Silchester has a fund balance of $67.2 that has an investment objective to achieve long-term growth primarily by investing in a diversified portfolio of equity securities of companies located in any country other than the United States. Silchester clients may contribute to and redeem moneys from the funds on a monthly basis as of the first business day of each month. Clients must notify Silchester at least six business days before the month-end to make a redemption request. Baillie Gifford and Silchester, as a normal course of business, enter into contracts (commitments) that contain indemnifications or warranties. The funds' maximum exposure under these arrangements is unknown, as this would involve future claims that have not yet occurred. Baillie Gifford and Silchester have no unfunded commitments.
[7]	Limited partnerships are comprised of two assets which use NAV to calculate fair value. Pantheon Europe has a balance of $15.5 and Pantheon USA has a balance of $45.3. Their strategy is to create a portfolio of high quality private equity funds, operating across Europe and diversified by stage, sector, geography, manager and vintage year. For the year ended December 31, 2012, Pantheon Europe and Pantheon USA have unfunded commitments of $4.0 and $17.1, respectively, and there were no significant redemption restrictions.
[8]	Limited partnerships are comprised of two assets which use NAV to calculate fair value. Pantheon Europe has a balance of $12.8 and Pantheon USA has a balance of $39.6. Their strategy is to create a portfolio of high quality private equity funds, operating across Europe and diversified by stage, sector, geography, manager and vintage year.
[9]	UBS Trumbull Property Fund ("UBS") uses the NAV to calculate fair value. UBS has a balance of $67.4 and is an actively managed core portfolio of equity real estate. The Fund has both relative and real return objectives. Its relative performance objective is to outperform the National Council of Real Estate investment Fiduciaries Open-End Diversified Core ("NFI_ODCE") index over any given three-to-five-year period. The Fund's real return performance objective is to achieve at least a 5% real rate of return (i.e., inflation-adjusted return), before advisory fees, over any given three-to-five-year period. Investors may request redemptions of all or a portion of their units as of the end of a calendar quarter by delivering written notice to the Fund at least 60 days prior to the end of the quarter.
[10]	UBS Trumbull Property Fund ("UBS") uses the NAV to calculate fair value. UBS has a balance of $62.0 and is an actively managed core portfolio of equity real estate. The Fund has both relative and real return objectives. Its relative performance objective is to outperform the NFI_ODCE index over any given three-to-five-year period. The Fund's real return performance objective is to achieve at least a 5% real rate of return (i.e., inflation-adjusted return), before advisory fees, over any given three-to-five-year period.
[11]	Magnitude Institutional, Ltd. ("MIL") has a balance of $62.2 and is designed to realize appreciation in value primarily through the allocation of capital directly and indirectly among investment funds and accounts.There are significant redemption restrictions in the MIL fund.
[12]	MIL has a balance of $57.7 and is designed to realize appreciation in value primarily through the allocation of capital directly and indirectly among investment funds and accounts.

Employee Benefit Arrangements - Level 3 Plan Assets (Details) (Pension Plans, USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets, beginning balance	$ 1,193.5		$ 993.6
Settlements	0		4.3
Fair value of plan assets, ending balance	1,371.7		1,193.5
Level 3
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets, beginning balance	171.3	[1]	146.5
Actual Return on Plan Assets, Held at Year-end	9.3		6.8
Actual Return on Plan Assets, Sold During Year	0.3		(0.1)
Purchases	13.4		21.6
Issuances	0		0
Sales	(3.9)		(3.5)
Settlements	0		0
Transfers in to Level 3	0		0
Transfers out of Level 3	0		0
Fair value of plan assets, ending balance	190.4	[2]	171.3	[1]
Other liabilities | Level 3
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets, beginning balance	(0.8)		(0.9)
Actual Return on Plan Assets, Held at Year-end	0		0
Actual Return on Plan Assets, Sold During Year	0		0
Purchases	0		0.1
Issuances	0		0
Sales	0.8		0
Settlements	0		0
Transfers in to Level 3	0		0
Transfers out of Level 3	0		0
Fair value of plan assets, ending balance	0		(0.8)
Real estate | Level 3
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets, beginning balance	62		54.1
Actual Return on Plan Assets, Held at Year-end	(0.4)		2.4
Actual Return on Plan Assets, Sold During Year	0		0
Purchases	5.8		5.5
Issuances	0		0
Sales	0		0
Settlements	0		0
Transfers in to Level 3	0		0
Transfers out of Level 3	0		0
Fair value of plan assets, ending balance	67.4		62
Limited partnerships | Level 3
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets, beginning balance	110.1		93.3
Actual Return on Plan Assets, Held at Year-end	9.7		4.4
Actual Return on Plan Assets, Sold During Year	0.3		(0.1)
Purchases	7.6		16
Issuances	0		0
Sales	(4.7)		(3.5)
Settlements	0		0
Transfers in to Level 3	0		0
Transfers out of Level 3	0		0
Fair value of plan assets, ending balance	$ 123		$ 110.1

[1]	Level 3 net assets accounted for 14.4% of total net assets measured at fair value on a recurring basis.
[2]	Level 3 net assets accounted for 13.9% of total net assets measured at fair value on a recurring basis.

Employee Benefit Arrangements - Expected Future Contributions and Benefit Payments (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Pension Plans
Defined Benefit Plan Disclosure [Line Items]
2013	$ 96.6
2014	97.8
2015	102.7
2016	107.2
2017	110.4
2018-2021	602.1
Expected contributions, next fiscal year	53.5
Other Postretirement Benefits
Defined Benefit Plan Disclosure [Line Items]
2013	4.7
2014	4.1
2015	3.7
2016	3.2
2017	2.9
2018-2021	12.2
Expected contributions, next fiscal year	$ 4.7

Employee Benefit Arrangements - Defined Contribution Plans (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Compensation and Retirement Disclosure [Abstract]
Company match, percentage		6.00%
Award vesting period	4 years	4 years
Cost recognized for defined contribution pension plans		$ 34.4	$ 38.2	$ 37.7

Share-based Compensation - Narrative (Details) (USD $)	12 Months Ended
	Dec. 31, 2012 Global Stock Options Plan (GSOP) Stock Options	Dec. 31, 2012 Global Stock Options Plan (GSOP) Stock Options Annual Vesting	Dec. 31, 2012 Long-term Equity Ownership Plan (LEO) Stock Options	Dec. 31, 2012 Long-term Equity Ownership Plan (LEO) Performance Shares	Dec. 31, 2012 Long-term Equity Ownership Plan (LEO) Performance Shares Minimum	Dec. 31, 2012 Long-term Equity Ownership Plan (LEO) Performance Shares Maximum	Dec. 31, 2012 Long-term Sustainable Performance Plan performance shares (LSPP) Performance Shares	Dec. 31, 2012 Equity Compensation Plan Restricted American Depository Share (ADS)	Dec. 31, 2012 Discretionary Bonus Deferral plan (DBD) DBD Shares	Dec. 31, 2010 Discretionary Bonus Deferral plan (DBD) DBD Shares	Dec. 31, 2009 Discretionary Bonus Deferral plan (DBD) DBD Shares	Dec. 31, 2011 2010 Incentive Compensation Plan (ICP) DBD Shares	Dec. 31, 2011 2010 Incentive Compensation Plan (ICP) DBD Shares Minimum	Dec. 31, 2011 2010 Incentive Compensation Plan (ICP) DBD Shares Maximum	Dec. 31, 2011 2010 Incentive Compensation Plan (ICP) DBD Shares Annual Vesting
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based payment award, term	10 years		10 years
Share-based payment award, vesting percentage		33.30%
Award vesting period	3 years		3 years	3 years			3 years	3 years	3 years
Award requisite service period			3 years
Award exercise duration			7 years
Contingent grant, percentage of shareholder return					0.00%	200.00%
Percentage of vested shares delivered							33.30%
Deferred bonus plan, minimum bonus threshold											$ 71,500
Percentage of prior year's gross bonus paid in cash										33.30%
Percentage of prior year's gross bonus deferred in shares										66.70%
Deferral of awards, minimum incentive compensation threshold												$ 132,700
Deferral of awards, percentage of incentive compensation													10.00%	50.00%
Deferral of awards, increase percentage (per step)												10.00%
Deferral of awards, vesting rate															33.30%

Share-based Compensation - Compensation Cost Recognized and Related Income Tax Benefit (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Total Compensation Cost Recognized	$ 66.4	$ 60.8	$ 47.3
Income Tax Benefit	23.3	21.3	16.5
Stock Options
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Total Compensation Cost Recognized	5.2	9.3	14.7
Income Tax Benefit	1.8	3.2	5.1
Restricted Share Units
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Total Compensation Cost Recognized	14.5	12.1	15.5
Income Tax Benefit	5.1	4.3	5.4
Performance Shares
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Total Compensation Cost Recognized	36.8	29.3	11.3
Income Tax Benefit	12.9	10.3	4
DBD Shares
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Total Compensation Cost Recognized	9.9	10.1	5.8
Income Tax Benefit	$ 3.5	$ 3.5	$ 2

Share-based Compensation - Shares Outstanding under Stock Option Plans by Award Type (Details)	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Stock Options
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Shares outstanding	19,719,598	23,831,484	27,915,700
Restricted Shares
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Shares outstanding	3,969,636	4,339,825	4,573,461
Performance Shares
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Shares outstanding	8,547,135	6,757,452	4,313,744
DBD Shares
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Shares outstanding	2,115,443	1,782,101	953,069

Share-based Compensation - Unrecognized Compensation Cost (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Employee Service Share-based Compensation, Nonvested Awards, Total Compensation Cost Not yet Recognized [Abstract]
Unrecognized compensation cost	$ 53.1
Expected weighted average	1 year 4 months 17 days
Stock Options
Employee Service Share-based Compensation, Nonvested Awards, Total Compensation Cost Not yet Recognized [Abstract]
Unrecognized compensation cost	0.9
Performance Shares
Employee Service Share-based Compensation, Nonvested Awards, Total Compensation Cost Not yet Recognized [Abstract]
Unrecognized compensation cost	31.7
Restricted Share Units
Employee Service Share-based Compensation, Nonvested Awards, Total Compensation Cost Not yet Recognized [Abstract]
Unrecognized compensation cost	14.3
DBD Shares
Employee Service Share-based Compensation, Nonvested Awards, Total Compensation Cost Not yet Recognized [Abstract]
Unrecognized compensation cost	$ 6.2

Financing Agreements - (Details) (USD $)	3 Months Ended		12 Months Ended				0 Months Ended				0 Months Ended				0 Months Ended	3 Months Ended	1 Months Ended	3 Months Ended	0 Months Ended	3 Months Ended	12 Months Ended		0 Months Ended		12 Months Ended			0 Months Ended	12 Months Ended								12 Months Ended							0 Months Ended	1 Months Ended	12 Months Ended				12 Months Ended									12 Months Ended				3 Months Ended		12 Months Ended			3 Months Ended		12 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Apr. 20, 2012	Jul. 13, 2012 Senior Notes 5.5% Senior Notes, due 2022	Mar. 31, 2013 Senior Notes 5.5% Senior Notes, due 2022	Dec. 31, 2012 Senior Notes 5.5% Senior Notes, due 2022	Dec. 31, 2011 Senior Notes 5.5% Senior Notes, due 2022	Feb. 11, 2013 Senior Notes 2.9% Senior Notes, due 2018	Mar. 31, 2013 Senior Notes 2.9% Senior Notes, due 2018	Dec. 31, 2012 Senior Notes 2.9% Senior Notes, due 2018	Jul. 13, 2012 Senior Notes 2.9% Senior Notes, due 2018	Feb. 11, 2013 Senior Notes 2.9% Senior Notes, due 2018 Subsequent Event	Mar. 31, 2013 Senior Notes 2.21% Syndicated Bank term Loan, Due 2014	Feb. 28, 2013 Senior Notes 2.21% Syndicated Bank term Loan, Due 2014 Subsequent Event	Mar. 31, 2013 Senior Notes 2.21% Syndicated Bank term Loan, Due 2014 Subsequent Event	Jul. 17, 2012 Revolving Credit Agreement	Mar. 31, 2013 Revolving Credit Agreement	Dec. 31, 2012 Revolving Credit Agreement	Apr. 20, 2012 Revolving Credit Agreement	Feb. 11, 2013 Revolving Credit Agreement Subsequent Event	Jan. 03, 2013 Surplus Notes WW II Note	Dec. 31, 2010 Surplus Notes WW II Note		Jun. 29, 2007 Surplus Notes WW II Note	Apr. 19, 2013 Surplus Notes WW II Note Subsequent Event	Dec. 31, 2012 Surplus Notes 0.96% Surplus Floating Rate Note (December 2037 maturity)		Dec. 31, 2011 Surplus Notes 0.96% Surplus Floating Rate Note (December 2037 maturity)		Dec. 31, 2010 Surplus Notes 0.96% Surplus Floating Rate Note (December 2037 maturity)	Mar. 31, 2013 Surplus Notes 0.96% Surplus Floating Rate Note (December 2037 maturity)	Nov. 01, 2007 Surplus Notes 0.96% Surplus Floating Rate Note (December 2037 maturity)		Dec. 31, 2012 Surplus Notes 0.96% Surplus Floating Rate Note (June 2037 maturity)		Dec. 31, 2011 Surplus Notes 0.96% Surplus Floating Rate Note (June 2037 maturity)	Dec. 31, 2010 Surplus Notes 0.96% Surplus Floating Rate Note (June 2037 maturity)	Mar. 31, 2013 Surplus Notes 0.96% Surplus Floating Rate Note (June 2037 maturity)		Jun. 29, 2007 Surplus Notes 0.96% Surplus Floating Rate Note (June 2037 maturity)	Dec. 02, 2008 Loans Payable 1.00% Windsor Property Loan	Nov. 30, 2012 Loans Payable 1.00% Windsor Property Loan	Dec. 31, 2012 Loans Payable 1.00% Windsor Property Loan	Mar. 31, 2013 Loans Payable 1.00% Windsor Property Loan	Dec. 31, 2011 Loans Payable 1.00% Windsor Property Loan	Jun. 16, 2007 Loans Payable 1.00% Windsor Property Loan	Dec. 31, 2012 Term Loan Agreement	Apr. 20, 2012 Term Loan Agreement	Mar. 31, 2013 Unsecured and Uncommitted	Dec. 31, 2012 Unsecured and Uncommitted	Mar. 31, 2013 Unsecured and Committed	Dec. 31, 2012 Unsecured and Committed	Mar. 31, 2013 Secured facilities	Dec. 31, 2012 Secured facilities	Apr. 20, 2012 Minimum Revolving Credit Agreement	Dec. 31, 2012 Minimum Loans Payable 1.00% Windsor Property Loan	Dec. 31, 2012 Maximum Loans Payable 1.00% Windsor Property Loan	Dec. 31, 2012 Term 1 Term Loan Agreement	Dec. 31, 2012 Term 2 Term Loan Agreement	Mar. 31, 2013 ING V	Mar. 31, 2012 ING V	Dec. 31, 2012 ING V	Dec. 31, 2011 ING V	Dec. 31, 2010 ING V	Mar. 31, 2013 ING Bank	Dec. 31, 2012 ING Bank	Dec. 31, 2012 ING Bank Revolving Credit Agreement	Apr. 20, 2012 ING Bank Revolving Credit Agreement	Dec. 31, 2012 ING Bank ING V	Mar. 31, 2013 Aetna Notes Lion Connecticut Holdings Debentures	Mar. 31, 2013 Aetna Notes Minimum Lion Connecticut Holdings Debentures	Mar. 31, 2013 Aetna Notes Maximum Lion Connecticut Holdings Debentures
Debt Instrument [Line Items]
Commercial paper																																																																				$ 3,000,000,000	$ 3,000,000,000
Fees paid for guarantee																																																																				0.10%				0.10%
Amount of unsecured notes issued						5,000,000,000	850,000,000				1,000,000,000				1,000,000,000												498,800,000																498,800,000						9,900,000		1,500,000,000
Expenses incurred	30,400,000	45,700,000	134,200,000	204,800,000	297,800,000		300,000				300,000				0																																																3,300,000	800,000	13,500,000	38,900,000	115,200,000
Debt repayments																850,000,000	0	850,000,000	500,000,000	500,000,000					198,400,000	[1]
Annual interest rate on loan			2.25%				5.50%	5.50%	5.50%		2.90%	2.90%		2.90%	2.90%														0.96%					0.96%			0.96%				0.93%					1.00%	1.00%		1.00%
Letter of credit, security provided as repayment of notes payable																									180,000,000	[1]																			10,600,000
Debt instrument, maximum borrowing capacity																																			459,200,000	[1]
Long-term debt	3,758,000,000		4,043,700,000	1,843,100,000				849,600,000	849,600,000	0		998,300,000	0																359,300,000	[1]	359,300,000	[1]		0			329,100,000	[2]	329,100,000		329,100,000	[2]				4,900,000	4,900,000	4,900,000
Description of variable rate basis																					LIBOR								LIBOR																					LIBOR
Interest paid	55,100,000	29,400,000	114,900,000	191,400,000	585,000,000																								4,100,000		3,100,000		3,200,000				3,700,000		3,000,000	3,100,000
Term to debt maturity																																														20 years
Initial period without debt payments based on no defaults																																														10 years
Period obligated to make monthly debt payments																																														10 years
Initial period for loan forgiveness																																														5 years
Initial provision for debt forgiveness																																																												5,000,000
Debt forgiveness																																												5,000,000
Additional provision for debt forgiveness																																																												4,900,000
Additional period for loan forgiveness																																																											5 years	10 years
Capacity	12,628,300,000		12,628,300,000																			3,500,000,000						305,000,000																								3,407,100,000	3,407,100,000	8,946,200,000	8,946,200,000	275,000,000	275,000,000											4,480,000,000	4,480,000,000		0
Payments of financing costs	45,400,000	55,200,000	223,200,000	103,400,000	104,000,000
Credit facility, sublimit, maximum borrowing capacity																			0			1,500,000,000	0																																			750,000,000
Credit facility, sublimit, reduction in borrowing capacity (percent)																					50.00%		50.00%
Credit facility, outstanding	8,506,200,000		8,191,300,000																		2,000,000,000																															1,742,700,000	1,757,800,000	6,493,800,000	6,163,800,000	269,700,000	269,700,000											2,724,200,000	2,720,200,000	139,600,000
Basis spread																					2.00%																													2.00%
Debt issuance costs (percent)																					2.00%
Debt Issuance Cost																																																																						0
Quarterly principal payment based on percent of original borrowing																																																													5.00%	7.50%
Frequency of periodic principal payments																																																													3 months	3 months
Debt repayment term																																																													12 months	12 months
Minimum principal outstanding in year two																																																																									400,000,000
Minimum principal outstanding in year three																																																																									300,000,000
Minimum principal outstanding in year four																																																																									200,000,000
Minimum principal outstanding in year five																																																																									100,000,000
Minimum principal outstanding in year six																																																																									0
Quarterly fee to guarantor of notes if minimum principal balance is not met																																																																										0.50%	1.25%
Debt cancellation amount																								$ 359,300,000				$ 329,100,000

[1]	On January 3, 2013, the note was repaid. See the "Surplus Notes" section of this note below.
[2]	On April 19, 2013, the note was repaid.

Financing Agreements - Short-term Debt (Details) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013		Dec. 31, 2012		Dec. 31, 2011
Short-term Debt [Line Items]
Short-term debt	$ 321.2		$ 1,064.6		$ 1,054.6
Commercial paper
Short-term Debt [Line Items]
Short-term debt	4		192		554.6
Weighted Average Rate	1.10%		1.22%		1.19%
Current portion of long-term debt
Short-term Debt [Line Items]
Short-term debt	$ 317.2	[1]	$ 872.6	[1],[2],[3]	$ 500	[2],[3]
Weighted Average Rate	4.19%	[1]	2.42%	[1],[2],[3]	0.49%	[2],[3]

[1]	See "Affiliated Financing Agreements" in the Related Party Transactions Note to these Condensed Consolidated Financial Statements.
[2]	See the "Affiliated Financing Agreements" in the Related Party Transactions note to these Consolidated Financial Statements.
[3]	See the "Credit Facilities" section of this note for information on the Term Loan Agreement of the Senior Credit Facility.

Financing Agreements - Guaranteed Debt (Details) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013		Dec. 31, 2012		Dec. 31, 2011
Debt Instrument [Line Items]
Guaranteed debt	$ 641.2		$ 828.9		$ 1,190.4
Commercial paper
Debt Instrument [Line Items]
Guaranteed debt	4		192		554.6
Debentures
Debt Instrument [Line Items]
Guaranteed debt			636.9	[1]	635.8	[1]
Debentures | Lion Connecticut Holdings Inc. debentures
Debt Instrument [Line Items]
Guaranteed debt	$ 637.2	[1]	$ 636.9	[1]

[1]	ING Group is guarantor to outstanding legacy debt securities originally issued by Aetna Services, Inc. (formerly Aetna Life and Casualty).

Financing Agreements - Long-term Debt (Details) (USD $)	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Mar. 31, 2013 Term Loan 2.21% Syndicated Bank term Loan, Due 2014		Dec. 31, 2012 Term Loan 2.21% Syndicated Bank term Loan, Due 2014		Dec. 31, 2011 Term Loan 2.21% Syndicated Bank term Loan, Due 2014		Mar. 31, 2013 Debentures 6.75% Lion Connecticut Holdings Inc. debentures, due 2013		Dec. 31, 2012 Debentures 6.75% Lion Connecticut Holdings Inc. debentures, due 2013		Dec. 31, 2011 Debentures 6.75% Lion Connecticut Holdings Inc. debentures, due 2013		Mar. 31, 2013 Debentures 7.25% Lion Connecticut Holdings Inc. debentures, due 2023		Dec. 31, 2012 Debentures 7.25% Lion Connecticut Holdings Inc. debentures, due 2023		Dec. 31, 2011 Debentures 7.25% Lion Connecticut Holdings Inc. debentures, due 2023		Mar. 31, 2013 Debentures 7.63% Lion Connecticut Holdings Inc. debentures, due 2026		Dec. 31, 2012 Debentures 7.63% Lion Connecticut Holdings Inc. debentures, due 2026		Dec. 31, 2011 Debentures 7.63% Lion Connecticut Holdings Inc. debentures, due 2026		Mar. 31, 2013 Debentures 6.97% Lion Connecticut Holdings Inc. debentures, due 2036		Dec. 31, 2012 Debentures 6.97% Lion Connecticut Holdings Inc. debentures, due 2036		Dec. 31, 2011 Debentures 6.97% Lion Connecticut Holdings Inc. debentures, due 2036		Mar. 31, 2013 Notes Payable 8.42% Equitable of Iowa Companies Capital Trust II Notes, due 2027	Dec. 31, 2012 Notes Payable 8.42% Equitable of Iowa Companies Capital Trust II Notes, due 2027	Dec. 31, 2011 Notes Payable 8.42% Equitable of Iowa Companies Capital Trust II Notes, due 2027	Mar. 31, 2013 Notes Payable 2.56% Lion Connecticut Holdings Inc. Floating Rate Note, due 2016	Dec. 31, 2012 Notes Payable 2.56% Lion Connecticut Holdings Inc. Floating Rate Note, due 2016		Dec. 31, 2011 Notes Payable 2.56% Lion Connecticut Holdings Inc. Floating Rate Note, due 2016		Mar. 31, 2013 Property Loan 1.00% Windsor Property Loan	Dec. 31, 2012 Property Loan 1.00% Windsor Property Loan	Dec. 31, 2011 Property Loan 1.00% Windsor Property Loan	Jun. 16, 2007 Property Loan 1.00% Windsor Property Loan	Mar. 31, 2013 Surplus Notes 0.96% Surplus Floating Rate Note (December 2037 maturity)	Dec. 31, 2012 Surplus Notes 0.96% Surplus Floating Rate Note (December 2037 maturity)		Dec. 31, 2011 Surplus Notes 0.96% Surplus Floating Rate Note (December 2037 maturity)		Mar. 31, 2013 Surplus Notes 0.96% Surplus Floating Rate Note (June 2037 maturity)		Dec. 31, 2012 Surplus Notes 0.96% Surplus Floating Rate Note (June 2037 maturity)		Dec. 31, 2011 Surplus Notes 0.96% Surplus Floating Rate Note (June 2037 maturity)	Mar. 31, 2013 Senior Notes 5.5% Senior Notes, due 2022	Dec. 31, 2012 Senior Notes 5.5% Senior Notes, due 2022	Jul. 13, 2012 Senior Notes 5.5% Senior Notes, due 2022	Dec. 31, 2011 Senior Notes 5.5% Senior Notes, due 2022	Mar. 31, 2013 Senior Notes 2.9% Senior Notes, due 2018	Feb. 11, 2013 Senior Notes 2.9% Senior Notes, due 2018	Dec. 31, 2012 Senior Notes 2.9% Senior Notes, due 2018	Jul. 13, 2012 Senior Notes 2.9% Senior Notes, due 2018
Debt Instrument [Line Items]
Total	$ 3,758,000,000	$ 4,043,700,000	$ 1,843,100,000	$ 425,000,000	[1]	$ 1,350,000,000	[1],[2]	$ 0	[2]	$ 138,500,000	[3]	$ 138,300,000	[3]	$ 137,900,000	[3]	$ 158,200,000	[3]	$ 158,100,000	[3]	$ 157,600,000	[3]	$ 231,900,000	[3]	$ 231,900,000	[3]	$ 231,600,000	[3]	$ 108,600,000	[3]	$ 108,600,000	[3]	$ 108,700,000	[3]	$ 13,900,000	$ 13,900,000	$ 14,000,000	$ 500,000,000	$ 500,000,000	[4]	$ 500,000,000	[4]	$ 4,900,000	$ 4,900,000	$ 4,900,000		$ 0	$ 359,300,000	[5]	$ 359,300,000	[5]	$ 329,100,000	[6]	$ 329,100,000	[6]	$ 329,100,000	$ 849,600,000	$ 849,600,000		$ 0	$ 998,300,000		$ 0
Less: Current portion of long-term debt	317,200,000	872,600,000	500,000,000
Long-term debt	$ 3,440,800,000	$ 3,171,100,000	$ 1,343,100,000
Annual interest rate on loan		2.25%		2.20%		2.21%				6.75%		6.75%				7.25%		7.25%				7.63%		7.63%				6.97%		6.97%				8.42%	8.42%		2.54%	2.56%				1.00%	1.00%		1.00%	0.96%	0.96%				0.93%		0.96%			5.50%	5.50%	5.50%		2.90%	2.90%		2.90%

[1]	On May 21, 2013, the outstanding loan balance was repaid.
[2]	See the "Credit Facilities" section of this note for information on the Term Loan Agreement of the Senior Credit Facility.
[3]	Guaranteed by ING Group.
[4]	See the "Affiliated Financing Agreements" in the Related Party Transactions note to these Consolidated Financial Statements.
[5]	On January 3, 2013, the note was repaid. See the "Surplus Notes" section of this note below.
[6]	On April 19, 2013, the note was repaid.

Financing Agreements - Future Principal Payments (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Debt Disclosure [Abstract]
2013	$ 0 [1]
2014	975
2015	0
2016	500
2017	0
Thereafter	1,703.1
Total	$ 3,178.1

[1]	Excludes current portion of long-term debt.

Financing Agreements - Credit Facilities (Details) (USD $)	Mar. 31, 2013	Dec. 31, 2012	Apr. 20, 2012	Jan. 03, 2013 WW II Note Surplus Notes	Jun. 29, 2007 WW II Note Surplus Notes	Apr. 19, 2013 Subsequent Event WW II Note Surplus Notes	Dec. 31, 2012 ING U.S., Inc.		Dec. 31, 2012 ING U.S., Inc. / Security Life of Denver International Limited, Roaring River LLC		Dec. 31, 2012 SLDI		Dec. 31, 2012 ING U.S., Inc. / Security Life of Denver International Limited	Dec. 31, 2012 ING U.S., Inc. / Security Life of Denver International Limited	Dec. 31, 2012 Security Life of Denver International Limited		Dec. 31, 2012 ING U.S., Inc. / Security Life of Denver International Limited	Dec. 31, 2012 ING U.S., Inc. / Security Life of Denver International Limited		Dec. 31, 2012 ReliaStar Life Insurance Company	Dec. 31, 2012 ING U.S., Inc. / Security Life of Denver International Limited	Dec. 31, 2012 ING U.S., Inc.	Dec. 31, 2012 ING U.S., Inc.	Dec. 31, 2012 ING U.S., Inc. / Roaring River III LLC	Dec. 31, 2012 ING U.S., Inc. / Roaring River III LLC	Mar. 31, 2013 ING Bank	Dec. 31, 2012 ING Bank	Mar. 31, 2013 Secured facilities	Dec. 31, 2012 Secured facilities	Mar. 31, 2013 Unsecured and Uncommitted	Dec. 31, 2012 Unsecured and Uncommitted	Mar. 31, 2013 Unsecured and Uncommitted ING U.S., Inc. / Security Life of Denver International Limited, Roaring River LLC	Mar. 31, 2013 Unsecured and Uncommitted SLDI	Mar. 31, 2013 Unsecured and Uncommitted ING U.S., Inc. / Security Life of Denver International Limited	Mar. 31, 2013 Unsecured and Uncommitted ING U.S., Inc.	Mar. 31, 2013 Secured and Uncommitted ING U.S., Inc.	Mar. 31, 2013 Committed and Conditional ReliaStar Life Insurance Company	Mar. 31, 2013 Unsecured and Committed	Dec. 31, 2012 Unsecured and Committed	Mar. 31, 2013 Unsecured and Committed ING U.S., Inc.	May 14, 2013 Unsecured and Committed ING U.S., Inc. Subsequent Event	Mar. 31, 2013 Unsecured and Committed ING U.S., Inc. / Security Life of Denver International Limited	Mar. 31, 2013 Unsecured and Committed ING U.S., Inc. / Security Life of Denver International Limited	Mar. 31, 2013 Unsecured and Committed Security Life of Denver International Limited	Mar. 31, 2013 Unsecured and Committed ING U.S., Inc. / Security Life of Denver International Limited	Mar. 31, 2013 Unsecured and Committed ING U.S., Inc. / Security Life of Denver International Limited	Mar. 31, 2013 Unsecured and Committed ING U.S., Inc. / Roaring River III LLC	Mar. 31, 2013 Unsecured and Committed ING U.S., Inc. / Roaring River III LLC
Line of Credit Facility [Line Items]
Capacity	$ 12,628,300,000	$ 12,628,300,000				$ 305,000,000	$ 3,500,000,000	[1]	$ 1,605,000,000	[1]	$ 1,500,000,000	[1]	$ 750,000,000	$ 750,000,000	$ 825,000,000	[1]	$ 500,000,000	$ 300,000,000	[1],[2]	$ 265,000,000	$ 475,000,000	$ 2,100,000	$ 10,000,000	$ 1,151,200,000	$ 995,000,000	$ 4,480,000,000	$ 4,480,000,000	$ 275,000,000	$ 275,000,000	$ 3,407,100,000	$ 3,407,100,000	$ 1,605,000,000	$ 1,500,000,000	$ 300,000,000	$ 2,100,000	$ 10,000,000	$ 265,000,000	$ 8,946,200,000	$ 8,946,200,000	$ 3,500,000,000		$ 750,000,000	$ 750,000,000	$ 825,000,000	$ 500,000,000	$ 475,000,000	$ 1,151,200,000	$ 995,000,000
Utilization	8,506,200,000	8,191,300,000					1,953,800,000	[1]	30,100,000	[1]	1,500,000,000	[1]	750,000,000	750,000,000	825,000,000	[1]	500,000,000	225,600,000	[1],[2]	265,000,000	475,000,000	2,100,000	4,700,000	445,000,000	465,000,000	2,724,200,000	2,720,200,000	269,700,000	269,700,000	1,742,700,000	1,757,800,000	15,000,000	1,500,000,000	225,600,000	2,100,000	4,700,000	265,000,000	6,493,800,000	6,163,800,000	2,220,800,000		750,000,000	750,000,000	825,000,000	500,000,000	475,000,000	488,000,000	485,000,000
Unused Commitment	2,452,400,000	2,782,400,000					1,546,200,000	[1]	0	[1]	0	[1]	0	0	0	[1]	0	0	[1],[2]	0	0	0	0	706,200,000	530,000,000	91,400,000	110,400,000	0	0	0	0	0	0	0	0	0	0	2,452,400,000	2,782,400,000	1,279,200,000		0	0	0	0	0	663,200,000	510,000,000
Amount of unsecured notes issued			5,000,000,000		498,800,000
Debt cancellation amount				$ 359,300,000		$ 329,100,000																																			$ 1,500,000,000

[1]	Refer to the Related Party Transactions note to these Consolidated Financial Statements for information.
[2]	This facility was amended on October 4, 2012 to extend the availability to issue LOCs until June 30, 2013. Revolving Credit Agreement Currently, the Company pays interest equal to LIBOR plus 200 bps on direct borrowings and an issuance fee of 200 bps for LOCs2.00%2.00% Term Loan Agreement Currently, the interest rate is equal to LIBOR plus 200 bps2.00%

Commitments and Contingencies (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended															0 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2013 Federal Home Loan Bank Borrowings Line of Credit	Dec. 31, 2012 Federal Home Loan Bank Borrowings Line of Credit	Dec. 31, 2011 Federal Home Loan Bank Borrowings Line of Credit	Mar. 31, 2013 Federal Home Loan Bank Borrowings Letter of Credit	Dec. 31, 2012 Federal Home Loan Bank Borrowings Letter of Credit	Dec. 31, 2011 Federal Home Loan Bank Borrowings Letter of Credit	Mar. 31, 2013 Investment purchase commitment	Dec. 31, 2012 Investment purchase commitment	Dec. 31, 2011 Investment purchase commitment	Mar. 31, 2013 Investment purchase commitment Consolidated investment entities	Dec. 31, 2012 Investment purchase commitment Consolidated investment entities	Dec. 31, 2011 Investment purchase commitment Consolidated investment entities	Sep. 26, 2012 Healthcare Strategies, Inc., Plan plaintiff	Dec. 31, 2012 Payables under securities loan agreement, including collateral held	Dec. 31, 2011 Payables under securities loan agreement, including collateral held	Dec. 31, 2012 Payables under securities loan agreement, including collateral held Derivatives	Dec. 31, 2011 Payables under securities loan agreement, including collateral held Derivatives	Dec. 31, 2012 Payables under securities loan agreement, including collateral held Credit Facility	Dec. 31, 2011 Payables under securities loan agreement, including collateral held Credit Facility	Mar. 31, 2013 Securities pledged as collateral	Dec. 31, 2012 Securities pledged as collateral	Dec. 31, 2011 Securities pledged as collateral
Commitments and Contingencies Disclosure [Abstract]
Operating leases, rent expense		$ 41.7	$ 51.3	$ 55.8
Operating Leases, Future Minimum Payments Due, Fiscal Year Maturity [Abstract]
Operating leases, due 2013		41.9
Operating leases, due 2014		30.3
Operating leases, due 2015		24.8
Operating leases, due 2016		21.3
Operating leases, due 2017		18.1
Operating leases, due thereafter		22.9
Loss Contingencies [Line Items]
Off-balance sheet commitment to purchase investments											801.6	890.1	1,300	247.1	254.9	470.9
Collateralized loan obligations notes, at fair value using the fair value option	4,448.1	3,829.4	2,057.1															890.3	757.7
Cash collateral for borrowed securities																				32.8	40	11.8	11.8
Fair value of securities delivered as collateral																								969.8	1,000	1,300
Undiscounted liability of future guaranty fund assessments	51.2	51.3	58.9
Future credits to premium taxes	20.9	20.9	21
Amount of borrowing capacity		2,600			2,600	2,600	3,200	265	265	265
Fair value of assets pledged as collateral					3,100	3,100	3,800	338.5	336.5	354
Possible losses in excess of amounts accrued	$ 100	$ 100
Number of plaintiffs																	15,000

Commitments and Contingencies - Restricted Assets (Details) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013		Dec. 31, 2012		Dec. 31, 2011
Loss Contingencies [Line Items]
Fixed maturity collateral pledged to FHLB	$ 3,404.8		$ 3,400.9		$ 4,106.5
FHLB restricted stock	144.4	[1]	144.6	[1],[2]	172.9	[2]
Other fixed maturities-state deposits	287.4		262.1		260.8
Securities pledged	1,774.7	[3]	1,605.5	[3],[4]	2,253.5	[4]
Total restricted assets	5,611.3		5,413.1		6,793.7
Securities pledged as collateral
Loss Contingencies [Line Items]
Fair value of loaned securities	804.8		601.8		1,000
Fair value of securities delivered as collateral	$ 969.8		$ 1,000		$ 1,300

[1]	Included in Other investments in the Condensed Consolidated Balance Sheets.
[2]	Reported in Other investments on the Consolidated Balance Sheets.
[3]	Includes the fair value of loaned securities of $804.8 and $601.8 as of March 31, 2013 and December 31, 2012, respectively, which is included in Securities pledged on the Condensed Consolidated Balance Sheets. In addition, as of March 31, 2013 and December 31, 2012, the Company delivered securities as collateral of $969.8 and $1.0 billion, respectively, which was included in Securities pledged in the Condensed Consolidated Balance Sheets.
[4]	Includes the fair value of loaned securities of $601.8 and $1.0 billion as of December 31, 2012 and 2011, respectively, which is included in Securities pledged on the Consolidated Balance Sheets.

Related Party Transactions - Income Statement Disclosures (Details) (USD $)	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Related Party Transaction [Line Items]
Income	$ 7,800,000	$ 14,900,000	$ 61,700,000	$ 397,400,000	$ (125,500,000)
Expense	30,400,000	45,700,000	134,200,000	204,800,000	297,800,000
ING V
Related Party Transaction [Line Items]
Income	400,000	500,000	1,800,000	11,100,000	(36,600,000)
Expense	3,300,000	800,000	13,500,000	38,900,000	115,200,000
ING Group
Related Party Transaction [Line Items]
Income	4,200,000	0	13,900,000	0	0
Expense	5,000,000	10,000,000	8,200,000	78,100,000	78,300,000
ING Bank N.V.
Related Party Transaction [Line Items]
Income	(400,000)	10,600,000	35,500,000	367,900,000	(106,500,000)
Expense	18,400,000	33,400,000	104,600,000	67,100,000	91,000,000
Other
Related Party Transaction [Line Items]
Income	3,600,000	3,800,000	10,500,000	18,400,000	17,600,000
Expense	$ 3,700,000	$ 1,500,000	$ 7,900,000	$ 20,700,000	$ 13,300,000

Related Party Transactions - Balance Sheet Disclosures (Details) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Related Party Transaction [Line Items]
Assets	$ 49.8	$ 39.5	$ 24.2
Liabilities	548	536.7	517.9
ING V
Related Party Transaction [Line Items]
Assets	0.4	0.3	0.4
Liabilities	501.9	501.9	502.1
ING Group
Related Party Transaction [Line Items]
Assets	9.5	3.4	0.4
Liabilities	0.8	0.1	0
ING Bank N.V.
Related Party Transaction [Line Items]
Assets	36.3	33.6	13.7
Liabilities	43.5	33.6	14.7
Other
Related Party Transaction [Line Items]
Assets	3.6	2.2	9.7
Liabilities	$ 1.8	$ 1.1	$ 1.1

Related Party Transactions - Credit Facilities (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended			3 Months Ended		12 Months Ended			0 Months Ended	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2013 ING Bank N.V.	Mar. 31, 2012 ING Bank N.V.	Dec. 31, 2012 ING Bank N.V.	Dec. 31, 2011 ING Bank N.V.	Dec. 31, 2010 ING Bank N.V.	May 14, 2013 Senior Unsecured Credit Facility ING Bank N.V.	Mar. 31, 2013 Senior Unsecured Credit Facility ING Bank N.V.	Mar. 31, 2012 Senior Unsecured Credit Facility ING Bank N.V.	Dec. 31, 2012 Senior Unsecured Credit Facility ING Bank N.V.	Dec. 31, 2011 Senior Unsecured Credit Facility ING Bank N.V.	Dec. 31, 2010 Senior Unsecured Credit Facility ING Bank N.V.	Apr. 20, 2012 2010 Syndicated Facility	Dec. 31, 2011 2010 Syndicated Facility	May 04, 2010 2010 Syndicated Facility	May 04, 2010 2010 Syndicated Facility ING V	Dec. 31, 2011 2010 Syndicated Facility ING Bank N.V.	May 04, 2010 2010 Syndicated Facility ING Bank N.V.	Jun. 22, 2010 Bilateral Facility ING V	Dec. 31, 2012 Bilateral Facility ING Bank N.V.	Dec. 31, 2011 Bilateral Facility ING Bank N.V.	Jul. 01, 2011 Bilateral Facility ING Bank N.V.	Jun. 22, 2010 Bilateral Facility ING Bank N.V.	May 04, 2010 Bilateral Facility ING Bank N.V.	Oct. 04, 2012 Bilateral Facility ING Bank N.V. Extended maturity agreement	Dec. 31, 2011 Bilateral Facility ING Bank N.V. Extended maturity agreement	Dec. 31, 2011 Bilateral Facility ING Bank N.V. ING V	Apr. 20, 2012 Revolving Credit Agreement	Apr. 20, 2012 Revolving Credit Agreement ING Bank N.V.
Related Party Transaction [Line Items]
Due to affiliate	$ 548		$ 536.7	$ 517.9		$ 43.5		$ 33.6	$ 14.7			$ 17.1		$ 18.4	$ 8.9
Expenses incurred	30.4	45.7	134.2	204.8	297.8	18.4	33.4	104.6	67.1	91		17.7	32	98.2	43.7	62.6
Utilization	8,506.2		8,191.3					825	825	825
Capacity	12,628.3		12,628.3												1,500				2,500	2,500		570	2,300		1,605	625	2,300	2,450	300	1,575	1,605	3,500	250
Letters of credit																	1,400	2,138			487			30.1			30					1,400
Debt cancellation amount											$ 1,500

Related Party Transactions - Affiliated Financing Agreements (Details) (USD $)	12 Months Ended										12 Months Ended							12 Months Ended		12 Months Ended		12 Months Ended		12 Months Ended		12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2013	Apr. 20, 2012	Dec. 31, 2006 Loan Agreement 1, 2006	Dec. 31, 2006 Loan Agreement 2, 2006	Dec. 31, 2008 Loan Agreement 1, 2008	Dec. 31, 2008 Loan Agreement 2, 2008	Dec. 31, 2000 Loan Agreement, 2000	Dec. 31, 2012 ING V Facility Loan Agreement	Dec. 31, 2011 ING V Facility Loan Agreement	Dec. 31, 2010 ING V Facility Loan Agreement	Dec. 31, 2012 ING V Notes Payable Loan Agreement, 2007	Dec. 31, 2011 ING V Notes Payable Loan Agreement, 2007	Dec. 31, 2010 ING V Notes Payable Loan Agreement, 2007	Dec. 31, 2007 ING V Notes Payable Loan Agreement, 2007	Dec. 31, 2010 ING V Notes Payable Loan Agreement 1, 2006	Dec. 31, 2006 ING V Notes Payable Loan Agreement 1, 2006	Dec. 31, 2010 ING V Notes Payable Loan Agreement 2, 2006	Dec. 31, 2006 ING V Notes Payable Loan Agreement 2, 2006	Dec. 31, 2010 ING V Notes Payable Loan Agreement 1, 2008	Dec. 31, 2008 ING V Notes Payable Loan Agreement 1, 2008	Dec. 31, 2010 ING V Notes Payable Loan Agreement 2, 2008	Dec. 31, 2008 ING V Notes Payable Loan Agreement 2, 2008	Dec. 31, 2010 ING V Notes Payable Loan Agreement, 2000	Dec. 31, 2000 ING V Notes Payable Loan Agreement, 2000
Debt Instrument [Line Items]
Interest expense											$ 0	$ 32,100,000	$ 32,900,000	$ 12,500,000	$ 1,800,000	$ 1,900,000		$ 1,700,000		$ 1,700,000		$ 2,800,000		$ 2,500,000		$ 64,300,000
Proceeds from additional debt borrowings												263,000,000
Borrowings contributed by affiliate												4,000,000,000
Borrowings contributed by affiliate, fair value												4,000,000,000
Debt instrument, face amount					5,000,000,000												500,000,000		500,000,000		500,000,000		1,000,000,000		1,000,000,000		1,020,000,000
Long-term debt	4,043,700,000	1,843,100,000		3,758,000,000										500,000,000	500,000,000
Variable rate basis, term														3 months
Description of variable rate basis														LIBOR
Accrued interest														1,700,000	400,000
Fixed rate on notes	2.25%					6.20%	6.25%	4.99%	4.52%	6.39%
Loss on debt extinguishment	$ 0	$ 0	$ 108,300,000															$ 12,000,000		$ 13,300,000		$ 49,800,000		$ 33,200,000

Related Party Transactions - Derivatives (Details) (USD $)	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Related Party Transaction [Line Items]
Net realized gains (losses) on derivatives	$ (762,000,000)	$ (1,253,500,000)	$ (1,423,000,000)	$ (1,578,500,000)	$ (1,310,400,000)
ING Bank and ING V
Related Party Transaction [Line Items]
Notional amount of derivatives	2,300,000,000		2,100,000,000	1,400,000,000
Derivatives, fair value	7,100,000		15,600,000	7,900,000
Net realized gains (losses) on derivatives	(1,400,000)	7,500,000	20,100,000	376,400,000	(144,400,000)
ING Bank and ING V | Interest Rate Swap
Related Party Transaction [Line Items]
Notional amount of derivatives	2,100,000,000		1,900,000,000	1,000,000,000
ING Bank and ING V | Stock Option
Related Party Transaction [Line Items]
Notional amount of derivatives	222,300,000		265,700,000	384,600,000
ING V
Related Party Transaction [Line Items]
Maximum potential future net exposure on sale of credit default swaps	$ 1,000,000,000		$ 1,000,000,000	$ 1,000,000,000

Related Party Transactions - Operating Agreements (Details) (USD $)	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Related Party Transaction [Line Items]
Revenues earned	$ 7,800,000	$ 14,900,000	$ 61,700,000	$ 397,400,000	$ (125,500,000)
Expenses incurred	30,400,000	45,700,000	134,200,000	204,800,000	297,800,000
Receivables due from affiliates			1,900,000	9,300,000
ING Investment Management LLC
Related Party Transaction [Line Items]
Revenues earned			20,000,000	20,600,000	18,900,000
Expenses incurred			8,800,000	17,800,000	21,900,000
ING Investment Management LLC | Manage, Co-manage and Distribute Investment Products
Related Party Transaction [Line Items]
Revenues earned			20,000,000	19,100,000	17,900,000
ING Investment Management LLC | Sale of Offshore and Closed End Funds, Distribution Fees
Related Party Transaction [Line Items]
Revenues earned			0	1,500,000	1,000,000
ING Investment Management LLC | Sub Advisory Fees
Related Party Transaction [Line Items]
Expenses incurred			12,300,000	23,100,000	26,800,000
ING Investment Management LLC | IT Support, Management Oversight, Risk Management, Procurement Services and Trade Processing
Related Party Transaction [Line Items]
Expense reimbursements received from affiliate			3,900,000	8,200,000	14,000,000
ING Investment Management LLC | Staff and Project Costs
Related Party Transaction [Line Items]
Expenses incurred			400,000	2,900,000	9,100,000
Other Affiliates
Related Party Transaction [Line Items]
Receivables due from affiliates			1,100,000	8,600,000
ING Bank
Related Party Transaction [Line Items]
Receivables due from affiliates			700,000	400,000
ING V
Related Party Transaction [Line Items]
Revenues earned	400,000	500,000	1,800,000	11,100,000	(36,600,000)
Expenses incurred	3,300,000	800,000	13,500,000	38,900,000	115,200,000
Receivables due from affiliates			$ 100,000	$ 300,000

Related Party Transactions - Administrative Overhead Allocations (Details) (ING Group, USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
ING Group
Related Party Transaction [Line Items]
Administrative and corporate service expenses	$ 6.6	$ 25.6	$ 21.7

Related Party Transactions - Latin America Service Arrangements (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Related Party Transaction [Line Items]
Expenses incurred	$ 30.4	$ 45.7	$ 134.2	$ 204.8	$ 297.8
Latin America Affiliates
Related Party Transaction [Line Items]
Expenses incurred				24.6	18
ING Group
Related Party Transaction [Line Items]
Expenses incurred	5	10	8.2	78.1	78.3
Expense reimbursements received from affiliate			$ 30.1	$ 22

Related Party Transactions - Funding Agreements (Details) (ING Bank, Funding Agreement, USD $) In Millions, unless otherwise specified	0 Months Ended	12 Months Ended
	May 18, 2011	Dec. 31, 2011	Dec. 31, 2010	Apr. 09, 2009
ING Bank | Funding Agreement
Related Party Transaction [Line Items]
Funding agreement				$ 600
Proceeds from early termination fee	8.6
Interest expense		$ 7.5	$ 20.3

Related Party Transactions - Back-up Facility (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended			3 Months Ended	12 Months Ended							0 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2009 Alt-A residential mortgage-backed securities	Dec. 31, 2012 ING Support Holding Alt-A residential mortgage-backed securities	Dec. 31, 2011 ING Support Holding Alt-A residential mortgage-backed securities	Dec. 31, 2010 ING Support Holding Alt-A residential mortgage-backed securities	Mar. 31, 2009 ING Support Holding Alt-A residential mortgage-backed securities	Jan. 26, 2009 ING Support Holding Alt-A residential mortgage-backed securities	Mar. 31, 2009 ING Direct Bancorp Alt-A residential mortgage-backed securities	Jan. 26, 2009 ING Direct Bancorp Alt-A residential mortgage-backed securities	Jan. 26, 2009 ING Direct Bancorp Alt-A residential mortgage-backed securities Portfolio Purchase, 80%	Jan. 26, 2009 ING Direct Bancorp Alt-A residential mortgage-backed securities Portfolio Purchase, 20%
Related Party Transaction [Line Items]
Percent of investment value transfered											80.00%		80.00%
Investment portfolio, at par										$ 4,500	$ 4,500	$ 445.9	$ 445.9
Percent of investments retained											20.00%		20.00%
Investment portfolio purchase price, percent of asset transferred											90.00%
Loan - Dutch State obligation			0	1,792.7			3,300
Fees incurred							6.1	8.3	9.4
Proceeds from sale of securities	573.8	181.5	1,781.7	2,422.8	1,063.2									321	54.3
Gain recognized on disposal of securities						$ 844

Related Party Transactions - Asset Management Arrangements (Details) (ING Bank, USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
ING Bank
Related Party Transaction [Line Items]
Asset management fees	$ 7.7

Consolidated Investment Entities (Details) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Mar. 31, 2013 VIEs Corporate Loans	Jun. 30, 2012 Agreements to Sell Certain General Account Private Equity Limited Partnership Interest Holdings tranche	Mar. 31, 2012 Agreements to Sell Certain General Account Private Equity Limited Partnership Interest Holdings	Mar. 31, 2013 Consolidated investment entities Collateral fund	Dec. 31, 2012 Consolidated investment entities fund Collateral	Dec. 31, 2011 Consolidated investment entities Collateral fund	Mar. 31, 2013 Consolidated investment entities VOEs	Dec. 31, 2012 Consolidated investment entities VOEs	Dec. 31, 2011 Consolidated investment entities VOEs	Mar. 31, 2013 Consolidated investment entities VOEs Cash and cash equivalents	Dec. 31, 2012 Consolidated investment entities VOEs Cash and cash equivalents	Dec. 31, 2011 Consolidated investment entities VOEs Cash and cash equivalents	Mar. 31, 2013 Consolidated investment entities VOEs Limited Partnerships/Corporations	Dec. 31, 2012 Consolidated investment entities VOEs Limited Partnerships/Corporations	Dec. 31, 2011 Consolidated investment entities VOEs Limited Partnerships/Corporations	Mar. 31, 2013 Consolidated investment entities VOEs Other Assets	Dec. 31, 2012 Consolidated investment entities VOEs Other Assets	Dec. 31, 2011 Consolidated investment entities VOEs Other Assets	Mar. 31, 2013 Consolidated investment entities VOEs Other Liabilities	Dec. 31, 2012 Consolidated investment entities VOEs Other Liabilities	Dec. 31, 2011 Consolidated investment entities VOEs Other Liabilities	Mar. 31, 2013 Consolidated investment entities VIEs	Dec. 31, 2012 Consolidated investment entities VIEs	Dec. 31, 2011 Consolidated investment entities VIEs	Mar. 31, 2013 Consolidated investment entities VIEs Cash and cash equivalents	Dec. 31, 2012 Consolidated investment entities VIEs Cash and cash equivalents	Dec. 31, 2011 Consolidated investment entities VIEs Cash and cash equivalents	Mar. 31, 2013 Consolidated investment entities VIEs Corporate Loans	Dec. 31, 2012 Consolidated investment entities VIEs Corporate Loans	Dec. 31, 2011 Consolidated investment entities VIEs Corporate Loans	Mar. 31, 2013 Consolidated investment entities VIEs Collateralized Debt Obligations	Dec. 31, 2012 Consolidated investment entities VIEs Collateralized Debt Obligations	Dec. 31, 2011 Consolidated investment entities VIEs Collateralized Debt Obligations	Mar. 31, 2013 Consolidated investment entities VIEs Other Liabilities	Dec. 31, 2012 Consolidated investment entities VIEs Other Liabilities	Dec. 31, 2012 Karson Master Trust	Dec. 31, 2011 Karson Master Trust	Dec. 31, 2012 Securities Lenders	Dec. 31, 2011 Securities Lenders	Dec. 31, 2012 ING Bank	Dec. 31, 2011 ING Bank	Dec. 31, 2012 ING Bank Master Trust	Dec. 31, 2011 ING Bank Master Trust	Dec. 31, 2012 Discounted Cash Flow Valuation Technique [Member] Consolidated investment entities VIEs Collateralized Debt Obligations	Dec. 31, 2012 LIBOR Minimum Discounted Cash Flow Valuation Technique [Member] Consolidated investment entities VIEs Collateralized Debt Obligations	Dec. 31, 2012 LIBOR Maximum Discounted Cash Flow Valuation Technique [Member] Consolidated investment entities VIEs Collateralized Debt Obligations
Variable Interest Entity [Line Items]
Investments	$ 92,213.8	$ 95,487.6	$ 92,819.2				$ 606.9	$ 600	$ 1,200
Consolidated collateral loan obligations							10	9	5
Investments, carrying value						812.2
Gain (loss) on sale of investments					(91.9)
Sale transaction, number of tranches					2
Consolidated funds							35	35	27
Assets of consolidated investment entities							8,109.8	6,965.6	5,175.7	3,065.8	3,045.7	2,914.5	53.9	80.2	38.7	2,980.7	2,931.2	2,860.3	31.2	34.3	15.5				5,044	3,919.9	2,261.2	1,000.9	360.6	98.3	4,043.1	3,559.3	2,162.9
Liabilities of consolidated investment entities				510.9			5,252.8	4,121.8	2,256.6	293.8	292.4	199.5										293.8	292.4	199.5	4,959	3,829.4	2,057.1							4,448.1	3,829.4	2,057.1	510.9	0									3,829.4
Loaned securities, fair value																																							2,800	2,700					825	825
Letters of vredit and other liquidity obligations																																									$ 2,800	$ 2,700	$ 825	$ 1,200
Fair Value Inputs, Probability of Default																																															2.00%
Fair Value Inputs, Recovery Rate																																															70.00%
Fair Value Inputs, Prepayment Rate																																															20.00%
Fair Value Inputs, Discount Margin																																																1.36%	9.00%

Consolidated Investment Entities - Consolidation of Investment Entities into the Consolidated Balance Sheets (Details) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012		Dec. 31, 2011
Condensed Financial Statements, Captions [Line Items]
Total investments and cash		$ 97,274.4		$ 93,457.2
Other assets		14,486.8		16,225.4
Assets held in consolidated investment entities		6,965.6		5,175.7
Assets held in separate accounts	103,098.3	97,667.4		88,714.5
Total assets	220,850	216,394.2		203,572.8
Future policy benefits and contract owner account balances		86,055.7		88,358.4
Other liabilities		12,488.1		10,317.2
Liabilities held in consolidated investment entities		4,121.8		2,256.6
Liabilities related to separate accounts	103,098.3	97,667.4		88,714.5
Total liabilities	205,251.1	200,333		189,646.7
Equity attributable to common shareholders		13,868.5		12,227.4
Appropriated-consolidated investment entities	0.2	6.4		126.5
Noncontrolling interest	2,207.8	2,186.3		1,572.2
Total liabilities and shareholder's equity	220,850	216,394.2		203,572.8
Before Consolidation
Condensed Financial Statements, Captions [Line Items]
Total investments and cash		97,925.5	[1]	94,677.6	[1]
Other assets		14,486.8	[1]	16,225.4	[1]
Assets held in consolidated investment entities		0	[1]	0	[1]
Assets held in separate accounts		97,667.4	[1]	88,714.5	[1]
Total assets		210,079.7	[1]	199,617.5	[1]
Future policy benefits and contract owner account balances		86,055.7	[1]	88,358.4	[1]
Other liabilities		12,488.1	[1]	10,317.2	[1]
Liabilities held in consolidated investment entities		0	[1]	0	[1]
Liabilities related to separate accounts		97,667.4	[1]	88,714.5	[1]
Total liabilities		196,211.2	[1]	187,390.1	[1]
Equity attributable to common shareholders		13,868.5	[1]	12,227.4	[1]
Appropriated-consolidated investment entities		0	[1]	0	[1]
Noncontrolling interest		0	[1]	0	[1]
Total liabilities and shareholder's equity		210,079.7	[1]	199,617.5	[1]
CLOs
Condensed Financial Statements, Captions [Line Items]
Total investments and cash		0		0
Other assets		0		0
Assets held in consolidated investment entities		3,919.9		2,261.2
Assets held in separate accounts		0		0
Total assets		3,919.9		2,261.2
Future policy benefits and contract owner account balances		0		0
Other liabilities		0		0
Liabilities held in consolidated investment entities		3,913.5		2,134.7
Liabilities related to separate accounts		0		0
Total liabilities		3,913.5		2,134.7
Equity attributable to common shareholders		0		0
Appropriated-consolidated investment entities		6.4		126.5
Noncontrolling interest		0		0
Total liabilities and shareholder's equity		3,919.9		2,261.2
VOEs
Condensed Financial Statements, Captions [Line Items]
Total investments and cash		0		0
Other assets		0		0
Assets held in consolidated investment entities		2,999.4		2,914.5
Assets held in separate accounts		0		0
Total assets		2,999.4		2,914.5
Future policy benefits and contract owner account balances		0		0
Other liabilities		0		0
Liabilities held in consolidated investment entities		292.4		199.5
Liabilities related to separate accounts		0		0
Total liabilities		292.4		199.5
Equity attributable to common shareholders		2,707		2,715
Appropriated-consolidated investment entities		0		0
Noncontrolling interest		0		0
Total liabilities and shareholder's equity		2,999.4		2,914.5
CLOs Adjustments
Condensed Financial Statements, Captions [Line Items]
Total investments and cash		(84.1)	[2]	(77.6)	[2]
Other assets		0	[2]	0	[2]
Assets held in consolidated investment entities		0	[2]	0	[2]
Assets held in separate accounts		0	[2]	0	[2]
Total assets		(84.1)	[2]	(77.6)	[2]
Future policy benefits and contract owner account balances		0	[2]	0	[2]
Other liabilities		0	[2]	0	[2]
Liabilities held in consolidated investment entities		(84.1)	[2]	(77.6)	[2]
Liabilities related to separate accounts		0	[2]	0	[2]
Total liabilities		(84.1)	[2]	(77.6)	[2]
Equity attributable to common shareholders		0	[2]	0	[2]
Appropriated-consolidated investment entities		0	[2]	0	[2]
Noncontrolling interest		0	[2]	0	[2]
Total liabilities and shareholder's equity		(84.1)	[2]	(77.6)	[2]
VOEs Adjustments
Condensed Financial Statements, Captions [Line Items]
Total investments and cash		(567)	[2]	(1,142.8)	[2]
Other assets		0	[2]	0	[2]
Assets held in consolidated investment entities		46.3	[2]	0	[2]
Assets held in separate accounts		0	[2]	0	[2]
Total assets		(520.7)	[2]	(1,142.8)	[2]
Future policy benefits and contract owner account balances		0	[2]	0	[2]
Other liabilities		0	[2]	0	[2]
Liabilities held in consolidated investment entities		0	[2]	0	[2]
Liabilities related to separate accounts		0	[2]	0	[2]
Total liabilities		0	[2]	0	[2]
Equity attributable to common shareholders		(2,707)	[2]	(2,715)	[2]
Appropriated-consolidated investment entities		0	[2]	0	[2]
Noncontrolling interest		2,186.3	[2]	1,572.2	[2]
Total liabilities and shareholder's equity		$ (520.7)	[2]	$ (1,142.8)	[2]

[1]	The Before Consolidation column includes the Company's equity interest in the investment products subsequently consolidated, accounted for as equity method and available-for-sale investments.
[2]	Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment entities, primarily the elimination of the Company's equity at risk recorded as investments by the Company (before consolidation) against either equity (private equity and real estate partnership funds) or senior and subordinated debt (CLOs) of the funds.

Consolidated Investment Entities - Consolidation of Investment Entities into the Consolidated Statements of Operations (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Revenues:
Net investment income	$ 1,198.7	$ 1,277.4	$ 4,697.9		$ 4,968.8		$ 4,987
Fee income	891.9	889	3,515.4		3,603.6		3,516.5
Premiums	471.9	461.6	1,861.1		1,770		1,707.5
Realized capital gains (losses)	(874.8)	(1,249.9)	(1,280.8)		(1,531.4)		(1,678)
Other Nonoperating Income (Expense)	95.6	89	378.5		428.2		547
Income related to consolidated investment entities			443.2		479.6		194.2
Total revenues	1,818.6	1,485.3	9,615.3		9,718.8		9,274.2
Benefits and expenses:
Policyholder benefits and Interest credited and other benefits to contract owners			4,861.6		5,742		5,027.3
Other expense			4,031		3,557.1		4,112.6
Operating expenses related to consolidated investment entities			116.7		141.9		96.5
Total benefits and expenses	2,032.9	1,998.2	9,009.3		9,441		9,236.4
Income (loss) before income taxes	(214.3)	(512.9)	606		277.8		37.8
Income tax expense (benefit)	11.2	7.9	(5.2)		175		171
Net income (loss)	(225.5)	(520.8)	611.2		102.8		(133.2)
Less: Net income (loss) attributable to noncontrolling interest	(13.5)	(15.6)	138.2		190.9		(10.3)
Net income (loss) available to ING U.S., Inc.'s common shareholder	(212)	(505.2)	473		(88.1)		(122.9)
Before Consolidation
Revenues:
Net investment income			4,830	[1]	5,104.7	[1]	5,085	[1]
Fee income			3,565.6	[1]	3,614.5	[1]	3,526.5	[1]
Premiums			1,861.1	[1]	1,770	[1]	1,707.5	[1]
Realized capital gains (losses)			(1,280.8)	[1]	(1,531.4)	[1]	(1,678)	[1]
Other Nonoperating Income (Expense)			384.5	[1]	428.2	[1]	547	[1]
Income related to consolidated investment entities			0	[1]	0	[1]	0	[1]
Total revenues			9,360.4	[1]	9,386	[1]	9,188	[1]
Benefits and expenses:
Policyholder benefits and Interest credited and other benefits to contract owners			4,861.6	[1]	5,742	[1]	5,027.3	[1]
Other expense			4,031	[1]	3,557.1	[1]	4,112.6	[1]
Operating expenses related to consolidated investment entities			0	[1]	0	[1]	0	[1]
Total benefits and expenses			8,892.6	[1]	9,299.1	[1]	9,139.9	[1]
Income (loss) before income taxes			467.8	[1]	86.9	[1]	48.1	[1]
Income tax expense (benefit)			(5.2)	[1]	175	[1]	171	[1]
Net income (loss)			473	[1]	(88.1)	[1]	(122.9)	[1]
Less: Net income (loss) attributable to noncontrolling interest			0	[1]	0	[1]	0	[1]
Net income (loss) available to ING U.S., Inc.'s common shareholder			473	[1]	(88.1)	[1]	(122.9)	[1]
CLOs
Revenues:
Net investment income			0.5		0		0	[2]
Fee income			0		0		0	[2]
Premiums			0		0		0	[2]
Realized capital gains (losses)			0		0		0	[2]
Other Nonoperating Income (Expense)			0		0		0	[2]
Income related to consolidated investment entities			21.5		41		(52.1)	[2]
Total revenues			22		41		(52.1)	[2]
Benefits and expenses:
Policyholder benefits and Interest credited and other benefits to contract owners			0		0		0	[2]
Other expense			0		0		0	[2]
Operating expenses related to consolidated investment entities			142.1		91.7		67.9	[2]
Total benefits and expenses			142.1		91.7		67.9	[2]
Income (loss) before income taxes			(120.1)		(50.7)		(120)	[2]
Income tax expense (benefit)			0		0		0	[2]
Net income (loss)			(120.1)		(50.7)		(120)	[2]
Less: Net income (loss) attributable to noncontrolling interest			(120.1)		(50.7)		(120)	[2]
Net income (loss) available to ING U.S., Inc.'s common shareholder			0		0		0	[2]
VOEs
Revenues:
Net investment income			0		0		0
Fee income			0		0		0
Premiums			0		0		0
Realized capital gains (losses)			0		0		0
Other Nonoperating Income (Expense)			0		0		0
Income related to consolidated investment entities			415.1		438.6		246.3
Total revenues			415.1		438.6		246.3
Benefits and expenses:
Policyholder benefits and Interest credited and other benefits to contract owners			0		0		0
Other expense			0		0		0
Operating expenses related to consolidated investment entities			44.9		72.6		45.9
Total benefits and expenses			44.9		72.6		45.9
Income (loss) before income taxes			370.2		366		200.4
Income tax expense (benefit)			0		0		0
Net income (loss)			370.2		366		200.4
Less: Net income (loss) attributable to noncontrolling interest			0		0		0
Net income (loss) available to ING U.S., Inc.'s common shareholder			370.2		366		200.4
CLOs Adjustments
Revenues:
Net investment income			(20.7)	[3]	(11.5)	[3]	(7.3)	[3]
Fee income			(14.4)	[3]	(10.9)	[3]	(10)	[3]
Premiums			0	[3]	0	[3]	0	[3]
Realized capital gains (losses)			0	[3]	0	[3]	0	[3]
Other Nonoperating Income (Expense)			(6)	[3]	0	[3]	0	[3]
Income related to consolidated investment entities			6.6	[3]	0	[3]	0	[3]
Total revenues			(34.5)	[3]	(22.4)	[3]	(17.3)	[3]
Benefits and expenses:
Policyholder benefits and Interest credited and other benefits to contract owners			0	[3]	0	[3]	0	[3]
Other expense			0	[3]	0	[3]	0	[3]
Operating expenses related to consolidated investment entities			(34.5)	[3]	(22.4)	[3]	(17.3)	[3]
Total benefits and expenses			(34.5)	[3]	(22.4)	[3]	(17.3)	[3]
Income (loss) before income taxes			0	[3]	0	[3]	0	[3]
Income tax expense (benefit)			0	[3]	0	[3]	0	[3]
Net income (loss)			0	[3]	0	[3]	0	[3]
Less: Net income (loss) attributable to noncontrolling interest			0	[3]	0	[3]	0	[3]
Net income (loss) available to ING U.S., Inc.'s common shareholder			0	[3]	0	[3]	0	[3]
VOEs Adjustments
Revenues:
Net investment income			(111.9)	[3]	(124.4)	[3]	(90.7)	[3]
Fee income			(35.8)	[3]	0	[3]	0	[3]
Premiums			0	[3]	0	[3]	0	[3]
Realized capital gains (losses)			0	[3]	0	[3]	0	[3]
Other Nonoperating Income (Expense)			0	[3]	0	[3]	0	[3]
Income related to consolidated investment entities			0	[3]	0	[3]	0	[3]
Total revenues			(147.7)	[3]	(124.4)	[3]	(90.7)	[3]
Benefits and expenses:
Policyholder benefits and Interest credited and other benefits to contract owners			0	[3]	0	[3]	0	[3]
Other expense			0	[3]	0	[3]	0	[3]
Operating expenses related to consolidated investment entities			(35.8)	[3]	0	[3]	0	[3]
Total benefits and expenses			(35.8)	[3]	0	[3]	0	[3]
Income (loss) before income taxes			(111.9)	[3]	(124.4)	[3]	(90.7)	[3]
Income tax expense (benefit)			0	[3]	0	[3]	0	[3]
Net income (loss)			(111.9)	[3]	(124.4)	[3]	(90.7)	[3]
Less: Net income (loss) attributable to noncontrolling interest			258.3	[3]	241.6	[3]	109.7	[3]
Net income (loss) available to ING U.S., Inc.'s common shareholder			$ (370.2)	[3]	$ (366)	[3]	$ (200.4)	[3]

[1]	The Before Consolidation column includes the Company's equity interest in the investment products accounted for as equity method (private equity and real estate partnership funds) and available-for-sale investments (CLOs). The net income arising from consolidation of CLOs is completely attributable to other investors in these CLOs, as the Company's share has been eliminated through consolidation.
[2]	The Company adopted guidance now encompassed in ASC Topic 810 on January 1, 2010, resulting in the consolidation of certain CLOs. In accordance with the standard, prior periods have not been restated to reflect the consolidation of theses CLOs. Prior to January 1, 2010, the Company was not deemed to be the primary beneficiary of these CLOs.
[3]	Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment products, primarily the elimination of the Company's management fees expensed by the funds and recorded as operating revenues (before consolidation) by the Company.

Consolidated Investment Entities - Fair Value Measurement (Details) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Mar. 31, 2013 VOEs limited_partnerships	Mar. 31, 2013 VOEs Private Equity Funds	Dec. 31, 2012 VOEs Private Equity Funds	Dec. 31, 2011 VOEs Private Equity Funds	Mar. 31, 2013 VOEs LIBOR Private Equity Funds	Dec. 31, 2011 VOEs LIBOR Private Equity Funds	Dec. 31, 2012 VOEs LIBOR Private Equity Funds Minimum	Dec. 31, 2012 VOEs LIBOR Private Equity Funds Maximum	Mar. 31, 2013 VOEs EURIBOR Private Equity Funds	Dec. 31, 2011 VOEs EURIBOR Private Equity Funds	Dec. 31, 2012 VOEs EURIBOR Private Equity Funds Minimum	Dec. 31, 2012 VOEs EURIBOR Private Equity Funds Maximum	Mar. 31, 2013 VIEs Corporate Loans	Mar. 31, 2013 VIEs Corporate Loans Senior Secured Corporate Loans	Dec. 31, 2012 VIEs Corporate Loans Senior Secured Corporate Loans	Dec. 31, 2011 VIEs Corporate Loans Senior Secured Corporate Loans	Mar. 31, 2013 VIEs Corporate Loans Senior Secured Corporate Loans LIBOR	Dec. 31, 2012 VIEs Corporate Loans Senior Secured Corporate Loans LIBOR	Mar. 31, 2013 VIEs Corporate Loans Senior Secured Corporate Loans PRIME	Mar. 31, 2013 VIEs Collateralized Debt Obligations Senior Secured Floating Rate Leveraged Loans	Dec. 31, 2012 VIEs Collateralized Debt Obligations Senior Secured Floating Rate Leveraged Loans	Dec. 31, 2011 VIEs Collateralized Debt Obligations Senior Secured Floating Rate Leveraged Loans	Mar. 31, 2013 VIEs Collateralized Debt Obligations Senior Secured Floating Rate Leveraged Loans LIBOR	Dec. 31, 2012 VIEs Collateralized Debt Obligations Senior Secured Floating Rate Leveraged Loans LIBOR	Mar. 31, 2013 VIEs Collateralized Debt Obligations Senior Secured Floating Rate Leveraged Loans LIBOR Minimum	Dec. 31, 2012 VIEs Collateralized Debt Obligations Senior Secured Floating Rate Leveraged Loans LIBOR Minimum	Mar. 31, 2013 VIEs Collateralized Debt Obligations Senior Secured Floating Rate Leveraged Loans LIBOR Maximum	Dec. 31, 2012 VIEs Collateralized Debt Obligations Senior Secured Floating Rate Leveraged Loans LIBOR Maximum
Variable Interest Entity [Line Items]
Description of variable rate basis																			LIBOR		PRIME
Basis spread																			10.00%	10.00%	10.00%
Unpaid principal exceeds fair value, amount																$ 2.7	$ 26.9	$ 109				$ 98.7	$ 99.6	$ 275
Default of collatera assets, percentage																1.00%	1.00%	1.00%
Description of variable rate basis							LIBOR				EURIBOR														LIBOR	LIBOR
Basis spread							2.35%	250.00%	235.00%	250.00%	2.50%	250.00%	235.00%	250.00%													0.22%	0.22%	7.00%	7.00%
Weighted average maturity																						9 years 1 month 6 days	9 years 1 month 6 days
Liabilities of consolidated investment entities															510.9
Period of funds fully redeemed, period			90 days
Number of limited partnerships			35
Revolving lines of credit	12,628.3	12,628.3		325.3	325.3	200
Asset coverage, percentage				350.00%	350.00%
Outstanding borrowings	$ 8,506.2	$ 8,191.3		$ 288.4	$ 288.4	$ 195.5

Consolidated Investment Entities - Fair Value Hierarchy (Details) (Assets measured on recurring basis, USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Assets	$ 8,078.6	$ 6,931.3	$ 5,160.2
Liabilities	4,448.1	3,829.4	2,057.1
Level 1
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Assets	1,054.8	440.8	137
Liabilities	0	0	0
Level 2
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Assets	4,043.1	3,559.3	2,162.9
Liabilities	0	0	0
Level 3
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Assets	2,980.7	2,931.2	2,860.3
Liabilities	4,448.1	3,829.4	2,057.1
VOEs | Cash and cash equivalents
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Assets	53.9	80.2	38.7
VOEs | Cash and cash equivalents | Level 1
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Assets	53.9	80.2	38.7
VOEs | Cash and cash equivalents | Level 2
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Assets	0	0	0
VOEs | Cash and cash equivalents | Level 3
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Assets	0	0	0
VOEs | Limited partnerships
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Assets	2,980.7	2,931.2	2,860.3
VOEs | Limited partnerships | Level 1
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Assets	0	0	0
VOEs | Limited partnerships | Level 2
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Assets	0	0	0
VOEs | Limited partnerships | Level 3
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Assets	2,980.7	2,931.2	2,860.3
VIEs | Cash and cash equivalents
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Assets	1,000.9	360.6	98.3
VIEs | Cash and cash equivalents | Level 1
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Assets	1,000.9	360.6	98.3
VIEs | Cash and cash equivalents | Level 2
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Assets	0	0	0
VIEs | Cash and cash equivalents | Level 3
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Assets	0	0	0
VIEs | Corporate Loans
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Assets	4,043.1	3,559.3	2,162.9
VIEs | Corporate Loans | Level 1
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Assets	0	0	0
VIEs | Corporate Loans | Level 2
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Assets	4,043.1	3,559.3	2,162.9
VIEs | Corporate Loans | Level 3
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Assets	0	0	0
VIEs | Collateralized Debt Obligations
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Liabilities	4,448.1	3,829.4	2,057.1
VIEs | Collateralized Debt Obligations | Level 1
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Liabilities	0	0	0
VIEs | Collateralized Debt Obligations | Level 2
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Liabilities	0	0	0
VIEs | Collateralized Debt Obligations | Level 3
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Liabilities	$ 4,448.1	$ 3,829.4	$ 2,057.1

Consolidated Investment Entities - Fair Value Measurements for Level 3 Assets and Liabilities (Details) (Assets measured on recurring basis, Level 3, USD $) In Millions, unless otherwise specified	3 Months Ended			12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012		Dec. 31, 2012		Dec. 31, 2011
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Assets, Fair Value, beginning balance		$ 16.1	[1]	$ 16.1	[1]
Purchases		14.8	[1]
Sales		(8.3)	[1]
Gains (Losses) Included in the Condensed Consolidated Statement of Operations		0.3	[1]
Assets, Fair Value, ending balance		23.1	[1]
Consolidated investment entities
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Assets, Fair Value, beginning balance	2,931.2	2,860.3		2,860.3		2,255.3
Deconsolidation						(27.1)
Purchases	65.9	100.9		389.8		1,630.8
Sales	(0.6)	(17)		(601.1)		(1,459.5)
Gains (Losses) Included in the Condensed Consolidated Statement of Operations	(15.8)	6.4		282.2		460.8
Assets, Fair Value, ending balance	2,980.7	2,950.6		2,931.2		2,860.3
Liabilities, Fair Value, beginning balance	(3,829.4)	(2,057.1)		(2,057.1)		(1,627.6)
Deconsolidation						0
Purchases	(612.9)	(362)		(1,603.6)		(404)
Sales	0.9	0.5		4.4		1
Gains (Losses) Included in the Condensed Consolidated Statement of Operations	(6.7)	(73.1)		(173.1)		(26.5)
Liabilities, Fair Value, ending balance	(4,448.1)	(2,491.7)		(3,829.4)		(2,057.1)
Consolidated investment entities | VIEs | Collateralized Debt Obligations
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Liabilities, Fair Value, beginning balance	(3,829.4)	(2,057.1)		(2,057.1)		(1,627.6)
Deconsolidation						0
Purchases	(612.9)	(362)		(1,603.6)		(404)
Sales	0.9	0.5		4.4		1
Gains (Losses) Included in the Condensed Consolidated Statement of Operations	(6.7)	(73.1)		(173.1)		(26.5)
Liabilities, Fair Value, ending balance	(4,448.1)	(2,491.7)		(3,829.4)		(2,057.1)
Consolidated investment entities | VOEs | Limited partnerships
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Assets, Fair Value, beginning balance	2,931.2	2,860.3		2,860.3		2,255.3
Deconsolidation						(27.1)
Purchases	65.9	100.9		389.8		1,630.8
Sales	(0.6)	(17)		(601.1)		(1,459.5)
Gains (Losses) Included in the Condensed Consolidated Statement of Operations	(15.8)	6.4		282.2		460.8
Assets, Fair Value, ending balance	$ 2,980.7	$ 2,950.6		$ 2,931.2		$ 2,860.3

[1]	The investment income and realized gains (losses) and change in unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which result in a net zero impact on net income for the Company.

Consolidated Investment Entities - Maximum Exposure (Details) (VIEs, USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
VIEs
Variable Interest Entity [Line Items]
Carrying amount	$ 0	$ 0	$ 0
Maximum exposure to loss	0	0	0
Assets of nonconsolidated investment entities	1,779.4	1,792.2	1,773
Liabilities of nonconsolidated investment entities	$ 1,770.3	$ 1,772.9	$ 1,777.1

Segments (Details)	3 Months Ended	12 Months Ended
	Mar. 31, 2013 segments	Dec. 31, 2012 segments
Segment Reporting Information [Line Items]
Number of reportable segments	3	3
Number of operating segments	5	5
Retirement Solutions
Segment Reporting Information [Line Items]
Number of operating segments	2	2
Insurance Solutions
Segment Reporting Information [Line Items]
Number of operating segments	2	2

Segments - Operating Earnings Before Income Taxes (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Segment Reporting Information [Line Items]
Total operating earnings before income taxes	$ 256.7	$ 239.8	$ 918.3	$ 1,119.6	$ 620.6
Closed Block Variable Annuity	(477.1)	(907.7)	(692.3)	(564.5)	(220.2)
Net investment gains (losses) and related charges and adjustments	41.8	60.3	455.5	71.8	(96.4)
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	3.1	137.4	97.2	(269.4)	(30)
Loss related to businesses exited through reinsurance or divestment	(16.9)	(12.6)	(45.8)	(35.1)	(3.3)
Income (loss) attributable to noncontrolling interests	13.5	15.6	(138.2)	(190.9)	10.3
Loss on early extinguishment of debt			0	0	(108.3)
Immediate recognition of net actuarial gains (losses) related to pension and other post-employment benefit obligations and gains (losses) from plan amendments and curtailments			(165)	(157.8)	(47.5)
Other adjustments to operating earnings	(8.4)	(14.5)	(100.1)	(77.7)	(66.8)
Income (loss) before income taxes	(214.3)	(512.9)	606	277.8	37.8
Retirement Solutions | Retirement [Member]
Segment Reporting Information [Line Items]
Total operating earnings before income taxes	137.8	123.9	448.6	441.9	469.6
Retirement Solutions | Annuities
Segment Reporting Information [Line Items]
Total operating earnings before income taxes	54.3	36.4	102.2	387.6	115
Investment Management
Segment Reporting Information [Line Items]
Total operating earnings before income taxes	30.1	33	134.5	87.5	50.1
Insurance Solutions | Individual Life [Member]
Segment Reporting Information [Line Items]
Total operating earnings before income taxes	50.8	55	196.2	279.3	313.5
Insurance Solutions | Employee Benefits [Member]
Segment Reporting Information [Line Items]
Total operating earnings before income taxes	12.4	15.6	109.4	83.3	82
Total Ongoing Businesses
Segment Reporting Information [Line Items]
Total operating earnings before income taxes	285.4	263.9	990.9	1,279.6	1,030.2
Corporate
Segment Reporting Information [Line Items]
Total operating earnings before income taxes	(50.1)	(48.4)	(182.3)	(230.2)	(399.1)
Closed Blocks
Segment Reporting Information [Line Items]
Total operating earnings before income taxes	21.4	24.3	109.7	70.2	(10.5)
Closed Blocks | Closed Block Institutional Spread Products
Segment Reporting Information [Line Items]
Total operating earnings before income taxes	22.1	22.1	45.7	83.2	(3.8)
Closed Blocks | Closed Block Other
Segment Reporting Information [Line Items]
Total operating earnings before income taxes	$ (0.7)	$ 2.2	$ 64	$ (13)	$ (6.7)

Segments - Operating Revenues (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Segment Reporting Information [Line Items]
Total operating revenues	$ 2,090.5	$ 2,155.1	$ 8,406.4	$ 8,376.5	$ 8,106.8
Closed Block Variable Annuity	(444)	(978.8)	(70)	794.9	677.7
Net realized investment gains (losses) and related charges and adjustments	30.4	103.3	603.4	219.2	47.7
Gain (loss) on change in fair value of derivatives related to guaranteed benefits	20.6	125.3	83.1	(399)	(66.9)
Revenues related to businesses exited through reinsurance or divestment	(12.1)	7.5	64.6	116.1	137.6
Revenues (loss) attributable to noncontrolling interests	40.3	21.3	313.8	399.1	143.2
Other adjustments to operating revenues	92.9	51.6	214	212	228.1
Total revenues	1,818.6	1,485.3	9,615.3	9,718.8	9,274.2
Intersegment
Segment Reporting Information [Line Items]
Total operating revenues	39.3	40.1	157.6	164.1	156.8
Retirement Solutions | Retirement [Member]
Segment Reporting Information [Line Items]
Total operating revenues	583.2	580.4	2,271.9	2,225.4	2,179
Retirement Solutions | Annuities
Segment Reporting Information [Line Items]
Total operating revenues	307.6	351.2	1,307	1,401.4	1,482.5
Investment Management
Segment Reporting Information [Line Items]
Total operating revenues	131.9	130.6	545.5	491.9	454.5
Insurance Solutions | Individual Life [Member]
Segment Reporting Information [Line Items]
Total operating revenues	687.1	712	2,793.9	2,785	2,613.4
Insurance Solutions | Employee Benefits [Member]
Segment Reporting Information [Line Items]
Total operating revenues	318.1	313.3	1,251.2	1,246.2	1,277.8
Total Ongoing Businesses
Segment Reporting Information [Line Items]
Total operating revenues	2,027.9	2,087.5	8,169.5	8,149.9	8,007.2
Corporate
Segment Reporting Information [Line Items]
Total operating revenues	17.1	14.2	65.9	(13.7)	(132.3)
Closed Blocks
Segment Reporting Information [Line Items]
Total operating revenues	45.5	53.4	171	240.3	231.9
Closed Blocks | Closed Block Institutional Spread Products
Segment Reporting Information [Line Items]
Total operating revenues	38.3	43	127.2	188.1	167.6
Closed Blocks | Closed Block Other
Segment Reporting Information [Line Items]
Total operating revenues	$ 7.2	$ 10.4	$ 43.8	$ 52.2	$ 64.3

Segments - Total Assets (Details) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Segment Reporting Information [Line Items]
Assets	$ 220,850	$ 216,394.2	$ 203,572.8
Parent | Retirement Solutions | Retirement [Member]
Segment Reporting Information [Line Items]
Assets	90,230.1	86,504.3	76,076.8
Parent | Retirement Solutions | Annuities
Segment Reporting Information [Line Items]
Assets	27,172.9	27,718.6	29,969.5
Parent | Investment Management
Segment Reporting Information [Line Items]
Assets	418.2	498.5	507.6
Parent | Insurance Solutions | Individual Life [Member]
Segment Reporting Information [Line Items]
Assets	25,750.2	25,319	24,527.8
Parent | Insurance Solutions | Employee Benefits [Member]
Segment Reporting Information [Line Items]
Assets	2,584.2	2,657	2,586.6
Parent | Total Ongoing Businesses
Segment Reporting Information [Line Items]
Assets	146,155.6	142,697.4	133,668.3
Parent | Corporate
Segment Reporting Information [Line Items]
Assets	5,270.4	5,593.4	3,328.6
Parent | Closed Blocks
Segment Reporting Information [Line Items]
Assets	61,967.8	61,788.9	62,620.6
Parent | Closed Blocks | Closed Block Variable Annuity
Segment Reporting Information [Line Items]
Assets	49,001.4	49,157.6	47,564.3
Parent | Closed Blocks | Closed Block Institutional Spread Products
Segment Reporting Information [Line Items]
Assets	5,034.2	4,392.2	6,234.7
Parent | Closed Blocks | Closed Block Other
Segment Reporting Information [Line Items]
Assets	7,932.2	8,239.1	8,821.6
Parent | Total Segment
Segment Reporting Information [Line Items]
Assets	213,393.8	210,079.7	199,617.5
Noncontrolling Interest
Segment Reporting Information [Line Items]
Assets	$ 7,456.2	$ 6,314.5	$ 3,955.3

Condensed Consolidating Financial Information - Narrative (Details) (USD $)	Dec. 31, 2012	Apr. 20, 2012	May 16, 2013 Junior Subordinated Notes (2053 Notes) Subsequent Event	Mar. 31, 2013 5.5% Senior Notes, due 2022 Senior Notes	Dec. 31, 2012 5.5% Senior Notes, due 2022 Senior Notes	Jul. 13, 2012 5.5% Senior Notes, due 2022 Senior Notes	Mar. 31, 2013 2.9% Senior Notes, due 2018 Senior Notes	Feb. 11, 2013 2.9% Senior Notes, due 2018 Senior Notes	Jul. 13, 2012 2.9% Senior Notes, due 2018 Senior Notes	Feb. 11, 2013 2.9% Senior Notes, due 2018 Senior Notes Subsequent Event
Debt Instrument [Line Items]
Amount of unsecured notes issued		$ 5,000,000,000	$ 750,000,000			$ 850,000,000		$ 1,000,000,000		$ 1,000,000,000
Annual interest rate on loan	2.25%		5.65%	5.50%	5.50%	5.50%	2.90%	2.90%	2.90%	2.90%

Condensed Consolidating Financial Information - Balance Sheets (Details) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Investments:
Fixed maturities, available-for-sale, at fair value	$ 70,622.9	$ 70,910.3		$ 67,405.6
Fixed maturities, at fair value using the fair value option	2,675.8	2,771.3		3,010.3
Equity securities, available-for-sale, at fair value	282.3	340.1		353.8
Short-term investments	2,992.1	5,991.2		3,572.7
Mortgage loans on real estate, net of valuation allowance	8,949.4	8,662.3		8,691.1
Loan - Dutch State obligation		0		1,792.7
Policy loans	2,204.4	2,200.3		2,263.9
Limited partnerships/corporations	468.5	465.1		599.6
Derivatives	2,077	2,374.5		2,660.9
Investments in subsidiaries	0	0		0
Other investments	166.7	167		215.1
Securities pledged	1,774.7	1,605.5		2,253.5
Total investments	92,213.8	95,487.6		92,819.2
Cash and cash equivalents	2,787.7	1,786.8	1,277	638	615.3	1,269.4
Short-term investments under securities loan agreements, including collateral delivered	863.5	664		1,075.9
Accrued investment income	900.8	863.5		881.7
Reinsurance recoverable	7,151	7,379.3		7,723.4
Deferred policy acquisition costs, Value of business acquired	4,019.6	3,656.3		4,352.3
Sales inducements to contract holders	235.5	212.7		307.3
Current income taxes		0		26
Goodwill and other intangible assets	341.8	348.5		382.5
Loans to subsidiaries and affiliates	0	0		0
Due from subsidiaries and affiliates	0	0		0
Other assets	1,128.2	1,362.5		1,476.3
Assets related to consolidated investment entities:
Limited partnerships/corporations, at fair value	2,980.7	2,931.2		2,860.3
Cash and cash equivalents	1,054.8	440.8		137
Corporate loans, at fair value using the fair value option	4,043.1	3,559.3		2,162.9
Other assets	31.2	34.3		15.5
Assets held in separate accounts	103,098.3	97,667.4		88,714.5
Total assets	220,850	216,394.2		203,572.8
Liabilities and Shareholder's Equity:
Future policy benefits	15,061.5	15,493.6		15,626.7
Contract owner account balances	70,813.6	70,562.1		72,731.7
Payables under securities loan agreement, including collateral held	1,348.8	1,509.8		1,781.8
Short-term debt	321.2	1,064.6		1,054.6
Long-term debt	3,440.8	3,171.1		1,343.1
Funds held under reinsurance agreements	1,170.8	1,236.6		1,307.6
Derivatives	1,670.6	1,944.2		1,955.8
Pension and other post-employment provisions	906.6	903.2		797.7
Taxes Payable	13.2	11.7		0
Deferred income taxes	921.6	1,042.7		513
Due to subsidiaries and affiliates	0	0		0
Other liabilities	1,231.3	1,604.2		1,563.6
Liabilities related to consolidated investment entities:
Collateralized loan obligations notes, at fair value using the fair value option	4,448.1	3,829.4		2,057.1
Other liabilities	804.7	292.4		199.5
Liabilities related to separate accounts	103,098.3	97,667.4		88,714.5
Total liabilities	205,251.1	200,333		189,646.7
Shareholder's equity:
Total ING U.S., Inc. shareholder's equity	13,391.1	13,874.9		12,353.9
Noncontrolling interest	2,207.8	2,186.3		1,572.2
Total shareholder's equity	15,598.9	16,061.2	13,462.8	13,926.1	8,067.8	2,161.2
Total liabilities and shareholder's equity	220,850	216,394.2		203,572.8
Parent Issuer
Investments:
Fixed maturities, available-for-sale, at fair value	0	0		0
Fixed maturities, at fair value using the fair value option	0	0		0
Equity securities, available-for-sale, at fair value	69.8	63.9		69.4
Short-term investments	0	0		0
Mortgage loans on real estate, net of valuation allowance	0	0		0
Loan - Dutch State obligation				0
Policy loans	0	0		0
Limited partnerships/corporations	0	0		0
Derivatives	109.4	117.7		137.1
Investments in subsidiaries	15,233.9	15,715.1		14,867
Other investments	0	0		0
Securities pledged	0	0		0
Total investments	15,413.1	15,896.7		15,073.5
Cash and cash equivalents	384.2	357.5	0.5	1.3	3	1.9
Short-term investments under securities loan agreements, including collateral delivered	0	0		0
Accrued investment income	0	0		0
Reinsurance recoverable	0	0		0
Deferred policy acquisition costs, Value of business acquired	0	0		0
Sales inducements to contract holders	0	0		0
Current income taxes		221.1		(214)
Goodwill and other intangible assets	0	0		0
Loans to subsidiaries and affiliates	111.9	77		179.4
Due from subsidiaries and affiliates	15.1	16.5		6.3
Other assets	37	35.8		55.7
Assets related to consolidated investment entities:
Limited partnerships/corporations, at fair value	0	0		0
Cash and cash equivalents	0	0		0
Corporate loans, at fair value using the fair value option	0	0		0
Other assets	0	0		0
Assets held in separate accounts	0	0		0
Total assets	15,961.3	16,383.5		15,102.2
Liabilities and Shareholder's Equity:
Future policy benefits	0	0		0
Contract owner account balances	0	0		0
Payables under securities loan agreement, including collateral held	0	0		0
Short-term debt	525.7	886.1		2,911
Long-term debt	2,094.1	1,824.6		0
Funds held under reinsurance agreements	0	0		0
Derivatives	59.6	59.3		71.5
Pension and other post-employment provisions	0	0		0
Taxes Payable	(12.7)	(221.1)
Deferred income taxes	(135.8)	(127.4)		(263)
Due to subsidiaries and affiliates	0.6	23.1		16.2
Other liabilities	38.7	64		12.6
Liabilities related to consolidated investment entities:
Collateralized loan obligations notes, at fair value using the fair value option	0	0		0
Other liabilities	0	0		0
Liabilities related to separate accounts	0	0		0
Total liabilities	2,570.2	2,508.6		2,748.3
Shareholder's equity:
Total ING U.S., Inc. shareholder's equity	13,391.1	13,874.9		12,353.9
Noncontrolling interest	0	0		0
Total shareholder's equity	13,391.1	13,874.9		12,353.9
Total liabilities and shareholder's equity	15,961.3	16,383.5		15,102.2
Subsidiary Guarantor
Investments:
Fixed maturities, available-for-sale, at fair value	0	0		0
Fixed maturities, at fair value using the fair value option	0	0		0
Equity securities, available-for-sale, at fair value	5.5	20.1		11.6
Short-term investments	0	0		0
Mortgage loans on real estate, net of valuation allowance	0	0		0
Loan - Dutch State obligation				0
Policy loans	0	0		0
Limited partnerships/corporations	0	0		0
Derivatives	0	0		0
Investments in subsidiaries	13,709.3	14,044.3		13,421.5
Other investments	0.4	0.4		1.7
Securities pledged	0	0		0
Total investments	13,715.2	14,064.8		13,434.8
Cash and cash equivalents	0.3	0.4	0.5	0.6	0.5	0.2
Short-term investments under securities loan agreements, including collateral delivered	0	0		0
Accrued investment income	0	0		0
Reinsurance recoverable	0	0		0
Deferred policy acquisition costs, Value of business acquired	0	0		0
Sales inducements to contract holders	0	0		0
Current income taxes				(25.3)
Goodwill and other intangible assets	0	0		0
Loans to subsidiaries and affiliates	68.6	58		24.5
Due from subsidiaries and affiliates	4.5	1.5		0.1
Other assets	0	0		6.8
Assets related to consolidated investment entities:
Limited partnerships/corporations, at fair value	0	0		0
Cash and cash equivalents	0	0		0
Corporate loans, at fair value using the fair value option	0	0		0
Other assets	0	0		0
Assets held in separate accounts	0	0		0
Total assets	13,788.6	14,124.7		13,441.5
Liabilities and Shareholder's Equity:
Future policy benefits	0	0		0
Contract owner account balances	0	0		0
Payables under securities loan agreement, including collateral held	0	0		0
Short-term debt	138.4	138.3		500
Long-term debt	1,014.2	1,014.1		651.3
Funds held under reinsurance agreements	0	0		0
Derivatives	0	0		0
Pension and other post-employment provisions	0	0		0
Taxes Payable	12	7.2
Deferred income taxes	0	0.2		0
Due to subsidiaries and affiliates	1.2	1.5		0.3
Other liabilities	7.5	19		17.6
Liabilities related to consolidated investment entities:
Collateralized loan obligations notes, at fair value using the fair value option	0	0		0
Other liabilities	0	0		0
Liabilities related to separate accounts	0	0		0
Total liabilities	1,173.3	1,180.3		1,169.2
Shareholder's equity:
Total ING U.S., Inc. shareholder's equity	12,615.3	12,944.4		12,272.3
Noncontrolling interest	0	0		0
Total shareholder's equity	12,615.3	12,944.4		12,272.3
Total liabilities and shareholder's equity	13,788.6	14,124.7		13,441.5
Non-Guarantor Subsidiaries
Investments:
Fixed maturities, available-for-sale, at fair value	70,638.3	70,925.7		67,421.1
Fixed maturities, at fair value using the fair value option	2,675.8	2,771.3		3,010.3
Equity securities, available-for-sale, at fair value	207	256.1		272.8
Short-term investments	2,992.1	5,991.2		3,572.7
Mortgage loans on real estate, net of valuation allowance	8,949.4	8,662.3		8,691.1
Loan - Dutch State obligation				1,792.7
Policy loans	2,204.4	2,200.3		2,263.9
Limited partnerships/corporations	468.5	465.1		599.6
Derivatives	2,119.6	2,410.5		2,701.8
Investments in subsidiaries	0	0		0
Other investments	166.3	166.6		213.4
Securities pledged	1,774.7	1,605.5		2,253.5
Total investments	92,196.1	95,454.6		92,792.9
Cash and cash equivalents	2,403.2	1,428.9	1,276	636.1	611.8	1,267.3
Short-term investments under securities loan agreements, including collateral delivered	863.5	664		1,075.9
Accrued investment income	900.8	863.5		881.7
Reinsurance recoverable	7,151	7,379.3		7,723.4
Deferred policy acquisition costs, Value of business acquired	4,019.6	3,656.3		4,352.3
Sales inducements to contract holders	235.5	212.7		307.3
Current income taxes				265.3
Goodwill and other intangible assets	341.8	348.5		382.5
Loans to subsidiaries and affiliates	275	261.4		2,332.4
Due from subsidiaries and affiliates	1.8	24.6		16.5
Other assets	1,091.2	1,326.7		1,413.8
Assets related to consolidated investment entities:
Limited partnerships/corporations, at fair value	2,980.7	2,931.2		2,860.3
Cash and cash equivalents	1,054.8	440.8		137
Corporate loans, at fair value using the fair value option	4,043.1	3,559.3		2,162.9
Other assets	31.2	34.3		15.5
Assets held in separate accounts	103,098.3	97,667.4		88,714.5
Total assets	220,687.6	216,253.5		206,070.3
Liabilities and Shareholder's Equity:
Future policy benefits	15,061.5	15,493.6		15,626.7
Contract owner account balances	70,813.6	70,562.1		72,731.7
Payables under securities loan agreement, including collateral held	1,348.8	1,509.8		1,781.8
Short-term debt	111.9	436.3		179.5
Long-term debt	347.9	347.8		707.3
Funds held under reinsurance agreements	1,170.8	1,236.6		1,307.6
Derivatives	1,763	2,038.6		2,062.3
Pension and other post-employment provisions	906.6	903.2		797.7
Taxes Payable	13.9	225.6
Deferred income taxes	1,057.4	1,169.9		776
Due to subsidiaries and affiliates	19.6	18		6.4
Other liabilities	1,185.8	1,521.5		1,533.8
Liabilities related to consolidated investment entities:
Collateralized loan obligations notes, at fair value using the fair value option	4,448.1	3,829.4		2,057.1
Other liabilities	804.7	292.4		199.5
Liabilities related to separate accounts	103,098.3	97,667.4		88,714.5
Total liabilities	202,151.9	197,252.2		188,481.9
Shareholder's equity:
Total ING U.S., Inc. shareholder's equity	16,327.9	16,815		16,016.2
Noncontrolling interest	2,207.8	2,186.3		1,572.2
Total shareholder's equity	18,535.7	19,001.3		17,588.4
Total liabilities and shareholder's equity	220,687.6	216,253.5		206,070.3
Consolidating Adjustments
Investments:
Fixed maturities, available-for-sale, at fair value	(15.4)	(15.4)		(15.5)
Fixed maturities, at fair value using the fair value option	0	0		0
Equity securities, available-for-sale, at fair value	0	0		0
Short-term investments	0	0		0
Mortgage loans on real estate, net of valuation allowance	0	0		0
Loan - Dutch State obligation				0
Policy loans	0	0		0
Limited partnerships/corporations	0	0		0
Derivatives	(152)	(153.7)		(178)
Investments in subsidiaries	(28,943.2)	(29,759.4)		(28,288.5)
Other investments	0	0		0
Securities pledged	0	0		0
Total investments	(29,110.6)	(29,928.5)		(28,482)
Cash and cash equivalents	0	0	0	0	0	0
Short-term investments under securities loan agreements, including collateral delivered	0	0		0
Accrued investment income	0	0		0
Reinsurance recoverable	0	0		0
Deferred policy acquisition costs, Value of business acquired	0	0		0
Sales inducements to contract holders	0	0		0
Current income taxes				0
Goodwill and other intangible assets	0	0		0
Loans to subsidiaries and affiliates	(455.5)	(396.4)		(2,536.3)
Due from subsidiaries and affiliates	(21.4)	(42.6)		(22.9)
Other assets	0	0		0
Assets related to consolidated investment entities:
Limited partnerships/corporations, at fair value	0	0		0
Cash and cash equivalents	0	0		0
Corporate loans, at fair value using the fair value option	0	0		0
Other assets	0	0		0
Assets held in separate accounts	0	0		0
Total assets	(29,587.5)	(30,367.5)		(31,041.2)
Liabilities and Shareholder's Equity:
Future policy benefits	0	0		0
Contract owner account balances	0	0		0
Payables under securities loan agreement, including collateral held	0	0		0
Short-term debt	(454.8)	(396.1)		(2,535.9)
Long-term debt	(15.4)	(15.4)		(15.5)
Funds held under reinsurance agreements	0	0		0
Derivatives	(152)	(153.7)		(178)
Pension and other post-employment provisions	0	0		0
Taxes Payable	0	0
Deferred income taxes	0	0		0
Due to subsidiaries and affiliates	(21.4)	(42.6)		(22.9)
Other liabilities	(0.7)	(0.3)		(0.4)
Liabilities related to consolidated investment entities:
Collateralized loan obligations notes, at fair value using the fair value option	0	0		0
Other liabilities	0	0		0
Liabilities related to separate accounts	0	0		0
Total liabilities	(644.3)	(608.1)		(2,752.7)
Shareholder's equity:
Total ING U.S., Inc. shareholder's equity	(28,943.2)	(29,759.4)		(28,288.5)
Noncontrolling interest	0	0		0
Total shareholder's equity	(28,943.2)	(29,759.4)		(28,288.5)
Total liabilities and shareholder's equity	$ (29,587.5)	$ (30,367.5)		$ (31,041.2)

Condensed Consolidating Financial Information - Statements of Operations (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Revenues:
Net investment income	$ 1,198.7	$ 1,277.4	$ 4,697.9	$ 4,968.8	$ 4,987
Fee income	891.9	889	3,515.4	3,603.6	3,516.5
Premiums	471.9	461.6	1,861.1	1,770	1,707.5
Net realized gains (losses):
Total other-than-temporary impairments	(11.6)	(7.3)	(74.1)	(550.6)	(1,383.4)
Less: Portion of other-than-temporary impairments recognized in Other comprehensive income (loss)	(0.6)	(0.4)	(19)	(47.9)	(492.6)
Net other-than-temporary impairments recognized in earnings	(11)	(6.9)	(55.1)	(502.7)	(890.8)
Other net realized capital gains (losses)	(863.8)	(1,243)	(1,225.7)	(1,028.7)	(787.2)
Total net realized capital gains (losses)	(874.8)	(1,249.9)	(1,280.8)	(1,531.4)	(1,678)
Other revenue	95.6	89	378.5	428.2	547
Income (loss) related to consolidated investment entities:
Net investment income (loss)	44.2	34.9	556.6	528.4	316
Changes in fair value related to collateralized loan obligations	(8.9)	(16.7)	(113.4)	(48.8)	(121.8)
Total revenues	1,818.6	1,485.3	9,615.3	9,718.8	9,274.2
Benefits and expenses:
Policyholder benefits	540.5	448.1	2,613.5	3,286.5	2,466.7
Interest credited to contract owner account balance	520.9	570.1	2,248.1	2,455.5	2,560.6
Operating expenses	759.1	759.4	3,155	3,030.8	3,033.5
Net amortization of deferred policy acquisition costs and value of business acquired	130.5	173.7	722.3	387	746.6
Interest expense	44.4	24.3	153.7	139.3	332.5
Operating expenses related to consolidated investment entities:
Interest expense	36.8	22.2	106.4	68.4	49.8
Other expense	0.7	0.4	10.3	73.5	46.7
Total benefits and expenses	2,032.9	1,998.2	9,009.3	9,441	9,236.4
Income (loss) before income taxes	(214.3)	(512.9)	606	277.8	37.8
Income tax expense (benefit)	11.2	7.9	(5.2)	175	171
Net income (loss) before equity in earnings (losses) of unconsolidated affiliates	(225.5)	(520.8)	611.2	102.8	(133.2)
Equity in earnings (losses) of subsidiaries, net of tax	0	0	0	0	0
Net income (loss) including noncontrolling interest	(225.5)	(520.8)	611.2	102.8	(133.2)
Less: Net income (loss) attributable to noncontrolling interest	(13.5)	(15.6)	138.2	190.9	(10.3)
Net income (loss) available to ING U.S., Inc.'s common shareholder	(212)	(505.2)	473	(88.1)	(122.9)
Parent Issuer
Revenues:
Net investment income	25	0.4	2.4	10.9	19.7
Fee income	0	0	0	0	0
Premiums	0	0	0	0	0
Net realized gains (losses):
Total other-than-temporary impairments	0	0	0	0	0
Less: Portion of other-than-temporary impairments recognized in Other comprehensive income (loss)	0	0	0	0	0
Net other-than-temporary impairments recognized in earnings	0	0	0	0	0
Other net realized capital gains (losses)	0	0	0	(42.2)	(155.8)
Total net realized capital gains (losses)	0	0	0	(42.2)	(155.8)
Other revenue	2.1	3.9	12.5	19.7	19.2
Income (loss) related to consolidated investment entities:
Net investment income (loss)	0	0	0	0	0
Changes in fair value related to collateralized loan obligations	0	0	0	0	0
Total revenues	27.1	4.3	14.9	(11.6)	(116.9)
Benefits and expenses:
Policyholder benefits	0	0	0	0	0
Interest credited to contract owner account balance	0	0	0	0	0
Operating expenses	2.7	3.2	30.5	11.9	11.9
Net amortization of deferred policy acquisition costs and value of business acquired	0	0	0	0	0
Interest expense	27.4	5.5	74.1	61.7	249
Operating expenses related to consolidated investment entities:
Interest expense	0	0	0	0	0
Other expense	0	0	0	0	0
Total benefits and expenses	30.1	8.7	104.6	73.6	260.9
Income (loss) before income taxes	(3)	(4.4)	(89.7)	(85.2)	(377.8)
Income tax expense (benefit)	(2)	4.8	(349.4)	363	151
Net income (loss) before equity in earnings (losses) of unconsolidated affiliates	(1)	(9.2)	259.7	(448.2)	(528.8)
Equity in earnings (losses) of subsidiaries, net of tax	(211)	(496)	213.3	360.1	405.9
Net income (loss) including noncontrolling interest	(212)	(505.2)	473	(88.1)	(122.9)
Less: Net income (loss) attributable to noncontrolling interest	0	0	0	0	0
Net income (loss) available to ING U.S., Inc.'s common shareholder	(212)	(505.2)	473	(88.1)	(122.9)
Subsidiary Guarantor
Revenues:
Net investment income	0.1	0.1	1.9	1.8	2.3
Fee income	0	0	0	0	0
Premiums	0	0	0	0	0
Net realized gains (losses):
Total other-than-temporary impairments	0	0	0	0	0
Less: Portion of other-than-temporary impairments recognized in Other comprehensive income (loss)	0	0	0	0	0
Net other-than-temporary impairments recognized in earnings	0	0	0	0	0
Other net realized capital gains (losses)	0	0	0	0	0
Total net realized capital gains (losses)	0	0	0	0	0
Other revenue	0.3	0	0.7	1.1	1.3
Income (loss) related to consolidated investment entities:
Net investment income (loss)	0	0	0	0	0
Changes in fair value related to collateralized loan obligations	0	0	0	0	0
Total revenues	0.4	0.1	2.6	2.9	3.6
Benefits and expenses:
Policyholder benefits	0	0	0	0	0
Interest credited to contract owner account balance	0	0	0	0	0
Operating expenses	0	0	1.2	3.2	15.8
Net amortization of deferred policy acquisition costs and value of business acquired	0	0	0	0	0
Interest expense	15.5	13	61.4	56.4	62.2
Operating expenses related to consolidated investment entities:
Interest expense	0	0	0	0	0
Other expense	0	0	0	0	0
Total benefits and expenses	15.5	13	62.6	59.6	78
Income (loss) before income taxes	(15.1)	(12.9)	(60)	(56.7)	(74.4)
Income tax expense (benefit)	(5.7)	(0.8)	(1.2)	(17.1)	(1.3)
Net income (loss) before equity in earnings (losses) of unconsolidated affiliates	(9.4)	(12.1)	(58.8)	(39.6)	(73.1)
Equity in earnings (losses) of subsidiaries, net of tax	(219.4)	123.6	811.1	481.9	626.9
Net income (loss) including noncontrolling interest	(228.8)	111.5	752.3	442.3	553.8
Less: Net income (loss) attributable to noncontrolling interest	0	0	0	0	0
Net income (loss) available to ING U.S., Inc.'s common shareholder	(228.8)	111.5	752.3	442.3	553.8
Non-Guarantor Subsidiaries
Revenues:
Net investment income	1,174.3	1,278.9	4,698.3	4,968.5	4,990.2
Fee income	891.9	889	3,515.4	3,603.6	3,516.5
Premiums	471.9	461.6	1,861.1	1,770	1,707.5
Net realized gains (losses):
Total other-than-temporary impairments	(11.6)	(7.3)	(74.1)	(550.6)	(1,383.4)
Less: Portion of other-than-temporary impairments recognized in Other comprehensive income (loss)	(0.6)	(0.4)	(19)	(47.9)	(492.6)
Net other-than-temporary impairments recognized in earnings	(11)	(6.9)	(55.1)	(502.7)	(890.8)
Other net realized capital gains (losses)	(863.8)	(1,243)	(1,225.7)	(986.5)	(631.4)
Total net realized capital gains (losses)	(874.8)	(1,249.9)	(1,280.8)	(1,489.2)	(1,522.2)
Other revenue	96.1	86.5	373.7	412.1	531.9
Income (loss) related to consolidated investment entities:
Net investment income (loss)	44.2	34.9	556.6	528.4	316
Changes in fair value related to collateralized loan obligations	(8.9)	(16.7)	(113.4)	(48.8)	(121.8)
Total revenues	1,794.7	1,484.3	9,610.9	9,744.6	9,418.1
Benefits and expenses:
Policyholder benefits	540.5	448.1	2,613.5	3,286.5	2,466.7
Interest credited to contract owner account balance	520.9	570.1	2,248.1	2,452.3	2,560.6
Operating expenses	759.3	757.6	3,131.7	3,023.6	3,011.2
Net amortization of deferred policy acquisition costs and value of business acquired	130.5	173.7	722.3	387	746.6
Interest expense	2.2	7.8	22.9	33.6	46.5
Operating expenses related to consolidated investment entities:
Interest expense	36.8	22.2	106.4	68.4	49.8
Other expense	0.7	0.4	10.3	73.5	46.7
Total benefits and expenses	1,990.9	1,979.9	8,855.2	9,324.9	8,928.1
Income (loss) before income taxes	(196.2)	(495.6)	755.7	419.7	490
Income tax expense (benefit)	18.9	31.9	395.9	(354)	125.8
Net income (loss) before equity in earnings (losses) of unconsolidated affiliates	(215.1)	(527.5)	359.8	773.7	364.2
Equity in earnings (losses) of subsidiaries, net of tax	0	0	0	0	0
Net income (loss) including noncontrolling interest	(215.1)	(527.5)	359.8	773.7	364.2
Less: Net income (loss) attributable to noncontrolling interest	(13.5)	(15.6)	138.2	190.9	(10.3)
Net income (loss) available to ING U.S., Inc.'s common shareholder	(201.6)	(511.9)	221.6	582.8	374.5
Consolidating Adjustments
Revenues:
Net investment income	(0.7)	(2)	(4.7)	(12.4)	(25.2)
Fee income	0	0	0	0	0
Premiums	0	0	0	0	0
Net realized gains (losses):
Total other-than-temporary impairments	0	0	0	0	0
Less: Portion of other-than-temporary impairments recognized in Other comprehensive income (loss)	0	0	0	0	0
Net other-than-temporary impairments recognized in earnings	0	0	0	0	0
Other net realized capital gains (losses)	0	0	0	0	0
Total net realized capital gains (losses)	0	0	0	0	0
Other revenue	(2.9)	(1.4)	(8.4)	(4.7)	(5.4)
Income (loss) related to consolidated investment entities:
Net investment income (loss)	0	0	0	0	0
Changes in fair value related to collateralized loan obligations	0	0	0	0	0
Total revenues	(3.6)	(3.4)	(13.1)	(17.1)	(30.6)
Benefits and expenses:
Policyholder benefits	0	0	0	0	0
Interest credited to contract owner account balance	0	0	0	3.2	0
Operating expenses	(2.9)	(1.4)	(8.4)	(7.9)	(5.4)
Net amortization of deferred policy acquisition costs and value of business acquired	0	0	0	0	0
Interest expense	(0.7)	(2)	(4.7)	(12.4)	(25.2)
Operating expenses related to consolidated investment entities:
Interest expense	0	0	0	0	0
Other expense	0	0	0	0	0
Total benefits and expenses	(3.6)	(3.4)	(13.1)	(17.1)	(30.6)
Income (loss) before income taxes	0	0	0	0	0
Income tax expense (benefit)	0	(28)	(50.5)	183.1	(104.5)
Net income (loss) before equity in earnings (losses) of unconsolidated affiliates	0	28	50.5	(183.1)	104.5
Equity in earnings (losses) of subsidiaries, net of tax	430.4	372.4	(1,024.4)	(842)	(1,032.8)
Net income (loss) including noncontrolling interest	430.4	400.4	(973.9)	(1,025.1)	(928.3)
Less: Net income (loss) attributable to noncontrolling interest	0	0	0	0	0
Net income (loss) available to ING U.S., Inc.'s common shareholder	$ 430.4	$ 400.4	$ (973.9)	$ (1,025.1)	$ (928.3)

Condensed Consolidating Financial Information - Statements of Comprehensive Income (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Condensed Financial Statements, Captions [Line Items]
Net income (loss)	$ (225.5)	$ (520.8)	$ 611.2	$ 102.8	$ (133.2)
Other comprehensive income (loss), before tax:
Unrealized gains/(losses) on securities	(399.9)	(75.7)	1,659.1	1,655.4	3,377.3
Other-than-temporary impairments	10.9	12.8	52.2	165.4	(44.7)
Pension and other post-employment benefit liability	(3.5)	(3.8)	(21.4)	78.9	(3.9)
Other comprehensive income (loss), before tax	(392.5)	(66.7)	1,689.9	1,899.7	3,328.7
Income tax (benefit) expense related to items of other comprehensive income (loss)	(134.6)	(58.7)	574.2	278	1,012.5
Other comprehensive income (loss), after tax	(257.9)	(8)	1,115.7	1,621.7	2,316.2
Comprehensive income (loss)	(483.4)	(528.8)	1,726.9	1,724.5	2,183
Less: Comprehensive income (loss) attributable to the noncontrolling interest	(13.5)	(15.6)	138.2	190.9	(10.3)
Comprehensive income (loss) attributable to ING U.S., Inc.'s common shareholder	(469.9)	(513.2)	1,588.7	1,533.6	2,193.3
Parent Issuer
Condensed Financial Statements, Captions [Line Items]
Net income (loss)	(212)	(505.2)	473	(88.1)	(122.9)
Other comprehensive income (loss), before tax:
Unrealized gains/(losses) on securities	(399.9)	(75.7)	1,659.1	1,655.4	3,377.3
Other-than-temporary impairments	10.9	12.8	52.2	165.4	(44.7)
Pension and other post-employment benefit liability	(3.5)	(3.8)	(21.4)	78.9	(3.9)
Other comprehensive income (loss), before tax	(392.5)	(66.7)	1,689.9	1,899.7	3,328.7
Income tax (benefit) expense related to items of other comprehensive income (loss)	(134.6)	(58.7)	574.2	278	1,012.5
Other comprehensive income (loss), after tax	(257.9)	(8)	1,115.7	1,621.7	2,316.2
Comprehensive income (loss)	(469.9)	(513.2)	1,588.7	1,533.6	2,193.3
Less: Comprehensive income (loss) attributable to the noncontrolling interest	0	0	0	0	0
Comprehensive income (loss) attributable to ING U.S., Inc.'s common shareholder	(469.9)	(513.2)	1,588.7	1,533.6	2,193.3
Subsidiary Guarantor
Condensed Financial Statements, Captions [Line Items]
Net income (loss)	(228.8)	111.5	752.3	442.3	553.8
Other comprehensive income (loss), before tax:
Unrealized gains/(losses) on securities	(137)	160.3	1,281.7	901.5	1,823.1
Other-than-temporary impairments	6.9	9.6	30.4	68.2	(26.3)
Pension and other post-employment benefit liability	(0.8)	(0.8)	(3.2)	6.9	(2.7)
Other comprehensive income (loss), before tax	(130.9)	169.1	1,308.9	976.6	1,794.1
Income tax (benefit) expense related to items of other comprehensive income (loss)	(44.9)	42.9	411.9	215.7	395.8
Other comprehensive income (loss), after tax	(86)	126.2	897	760.9	1,398.3
Comprehensive income (loss)	(314.8)	237.7	1,649.3	1,203.2	1,952.1
Less: Comprehensive income (loss) attributable to the noncontrolling interest	0	0	0	0	0
Comprehensive income (loss) attributable to ING U.S., Inc.'s common shareholder	(314.8)	237.7	1,649.3	1,203.2	1,952.1
Non-Guarantor Subsidiaries
Condensed Financial Statements, Captions [Line Items]
Net income (loss)	(215.1)	(527.5)	359.8	773.7	364.2
Other comprehensive income (loss), before tax:
Unrealized gains/(losses) on securities	(397.8)	(78.7)	1,655.9	1,658.7	3,373.7
Other-than-temporary impairments	10.9	13.6	52.2	165.3	(44.8)
Pension and other post-employment benefit liability	(3.4)	(3.7)	(21.4)	78.9	(3.9)
Other comprehensive income (loss), before tax	(390.3)	(68.8)	1,686.7	1,902.9	3,325
Income tax (benefit) expense related to items of other comprehensive income (loss)	(133.8)	(69.8)	555.3	455.8	1,011.3
Other comprehensive income (loss), after tax	(256.5)	1	1,131.4	1,447.1	2,313.7
Comprehensive income (loss)	(471.6)	(526.5)	1,491.2	2,220.8	2,677.9
Less: Comprehensive income (loss) attributable to the noncontrolling interest	(13.5)	(15.6)	138.2	190.9	(10.3)
Comprehensive income (loss) attributable to ING U.S., Inc.'s common shareholder	(458.1)	(510.9)	1,353	2,029.9	2,688.2
Consolidating Adjustments
Condensed Financial Statements, Captions [Line Items]
Net income (loss)	430.4	400.4	(973.9)	(1,025.1)	(928.3)
Other comprehensive income (loss), before tax:
Unrealized gains/(losses) on securities	534.8	(81.6)	(2,937.6)	(2,560.2)	(5,196.8)
Other-than-temporary impairments	(17.8)	(23.2)	(82.6)	(233.5)	71.1
Pension and other post-employment benefit liability	4.2	4.5	24.6	(85.8)	6.6
Other comprehensive income (loss), before tax	521.2	(100.3)	(2,995.6)	(2,879.5)	(5,119.1)
Income tax (benefit) expense related to items of other comprehensive income (loss)	178.7	26.9	(967.2)	(671.5)	(1,407.1)
Other comprehensive income (loss), after tax	342.5	(127.2)	(2,028.4)	(2,208)	(3,712)
Comprehensive income (loss)	772.9	273.2	(3,002.3)	(3,233.1)	(4,640.3)
Less: Comprehensive income (loss) attributable to the noncontrolling interest	0	0	0	0	0
Comprehensive income (loss) attributable to ING U.S., Inc.'s common shareholder	$ 772.9	$ 273.2	$ (3,002.3)	$ (3,233.1)	$ (4,640.3)

Condensed Consolidating Financial Information - Statements of Cash Flows (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Condensed Financial Statements, Captions [Line Items]
Net cash provided by (used in) operating activities	$ (28.4)	$ 324.3	$ 3,282.1	$ 4,357	$ 2,549.7
Proceeds from the sale, maturity, disposal or redemption of:
Fixed maturities	4,455.8	5,838.7	17,015.2	17,312.4	20,554.6
Equity securities, available-for-sale	28.4	23.5	66.8	206.9	459.6
Mortgage loans on real estate	318.3	316.3	1,991.8	1,542.5	1,677.7
Loan - Dutch State obligation	0	145.3	1,781.9	505.6	519.9
Limited partnerships/corporations	18	63.1	895.9	121.3	173.9
Acquisition of:
Fixed maturities	(4,802.8)	(4,233.3)	(17,292.3)	(18,598.9)	(24,788.4)
Equity securities, available-for-sale	(9.4)	(9.9)	(41.8)	(52.7)	(149)
Mortgage loans on real estate	(581.4)	(553.9)	(1,969)	(2,057.9)	(627.2)
Limited partnerships/corporations	(9.8)	(77.3)	(178.9)	(156.4)	(182)
Short-term investments, net	2,999.1	499.4	(2,397.4)	(763.2)	2,525.8
Policy loans, net	(4.1)	39.8	63.6	127.9	47.7
Derivatives, net	(1,089.6)	(1,171.2)	(1,395.8)	(1,216.7)	(1,713.7)
Other investments, net	11.8	(0.1)	43.4	(8.4)	(33.7)
Sales from consolidated investment entities	573.8	181.5	1,781.7	2,422.8	1,063.2
Purchase of consolidated investment entities	(613.8)	(380)	(2,851.6)	(3,044.6)	(1,095.5)
Short-term intercompany loans issued to subsidiaries with maturities more than three months				0
Net maturity of intercompany loans to subsidiaries	0	0	0	0	0
Return of capital contributions from subsidiaries			0	0	0
Capital contributions to subsidiaries			0	0	0
Collateral received (delivered), net	(360.5)	(209.4)	139.9	756.7	(16.1)
Divestment sale of businesses, net of cash disposed of $57.5			0	0	17.5
Purchases of fixed assets, net	(6.6)	(8.2)	(29.3)	(32.9)	(34.7)
Merger of subsidiary into parent					0
Other, net	0	(0.2)	0	(16.1)	(55.8)
Net cash provided by investing activities	927.2	464.1	(2,375.9)	(2,951.7)	(1,656.2)
Cash Flows from Financing Activities:
Deposits received for investment contracts	2,936.2	4,251.2	16,118.8	16,571.1	11,731.3
Maturities and withdrawals from investment contracts	(2,996.6)	(4,918.2)	(19,033.4)	(16,746.6)	(13,207.8)
Proceeds from issuance of debt with maturities of more than three months	1,000.6	43.9	3,049.6	606.5	265.1
Repayment of debt with maturities of more than three months	(1,304.6)	(47.6)	(902.5)	(573.8)	(1,538.2)
Short-term debt	(169.7)	129.1	(309.1)	(1,905)	707.7
Intercompany loans with maturities of more than three months				0	0
Debt issuance costs	(6.5)	0	(38.8)	0	0
Net (repayments of) proceeds from loans to subsidiaries	0	0	0	0	0
Dividends to parent	0		0	0	0
Return of capital contributions to parent			0	0	0
Contributions of capital from parent			0	0	0
Borrowings of consolidated investment entities			152.6	138.9	168.3
Repayments of debt of consolidated investment entities			(56.6)	(121.4)	(40)
Contributions from (distributions to) participants in consolidated investment entities	642.7	392.2	1,262	647.7	(8.5)
Contribution of capital	0		0	0	374.5
Net cash (used in) provided by financing activities	102.1	(149.4)	242.6	(1,382.6)	(1,547.6)
Cash and cash equivalents, beginning of year	1,786.8	638	638	615.3	1,269.4
Cash and cash equivalents, end of year	2,787.7	1,277	1,786.8	638	615.3
Net Cash Provided by (Used in) Continuing Operations	1,000.9	639	1,148.8	22.7	(654.1)
Parent Issuer
Condensed Financial Statements, Captions [Line Items]
Net cash provided by (used in) operating activities	152.3	(20.2)	59.7	134.4	511.6
Proceeds from the sale, maturity, disposal or redemption of:
Fixed maturities	0	0	0	0	0
Equity securities, available-for-sale	3.2	9.1	27.2	21.2	37
Mortgage loans on real estate	0	0	0	0	0
Loan - Dutch State obligation		0	0	0	0
Limited partnerships/corporations	0	0	0	0	0
Acquisition of:
Fixed maturities	0	0	0	0	0
Equity securities, available-for-sale	(5.2)	(3.9)	(14)	(12.5)	(24)
Mortgage loans on real estate	0	0	0	0	0
Limited partnerships/corporations	0	0	0	0	0
Short-term investments, net	0	0	0	0	0
Policy loans, net	0	0	0	0	0
Derivatives, net	0	0	0	(410.4)	(198)
Other investments, net	0	0	0	0	0
Sales from consolidated investment entities	0	0	0	0	0
Purchase of consolidated investment entities	0	0	0	0	0
Short-term intercompany loans issued to subsidiaries with maturities more than three months			0	13.9	43.2
Net maturity of intercompany loans to subsidiaries	(34.9)	16.7	102.3	856.3	482.8
Return of capital contributions from subsidiaries			813	200	688.1
Capital contributions to subsidiaries			(400)	(377)	(1,597)
Collateral received (delivered), net	8.6	7.3	7.2	(2.5)	(75.8)
Divestment sale of businesses, net of cash disposed of $57.5					(50)
Purchases of fixed assets, net	0	0	0	0	0
Merger of subsidiary into parent					0
Other, net		0		0	0
Net cash provided by investing activities	(28.3)	29.2	535.7	289	(693.7)
Cash Flows from Financing Activities:
Deposits received for investment contracts	0	0	0	0	0
Maturities and withdrawals from investment contracts	0	0	0	0	0
Proceeds from issuance of debt with maturities of more than three months	1,000.3	43.9	3,048.5	548.5	265.1
Repayment of debt with maturities of more than three months	(945.3)	(47.6)	(902.5)	(573.8)	(319.9)
Short-term debt	(169.7)	129.1	(309.1)	(359)	(121.1)
Intercompany loans with maturities of more than three months				0	0
Debt issuance costs	(6.5)		(38.8)	0	0
Net (repayments of) proceeds from loans to subsidiaries	23.9	(135.2)	(2,037.3)	(40.8)	(15.4)
Dividends to parent	0		0	0	0
Return of capital contributions to parent			0	0	0
Contributions of capital from parent			0	0	0
Borrowings of consolidated investment entities			0	0	0
Repayments of debt of consolidated investment entities			0	0	0
Contributions from (distributions to) participants in consolidated investment entities	0	0	0	0	0
Contribution of capital	0		0	0	374.5
Net cash (used in) provided by financing activities	(97.3)	(9.8)	(239.2)	(425.1)	183.2
Cash and cash equivalents, beginning of year	357.5	1.3	1.3	3	1.9
Cash and cash equivalents, end of year	384.2	0.5	357.5	1.3	3
Net Cash Provided by (Used in) Continuing Operations	26.7	(0.8)	356.2	(1.7)	1.1
Subsidiary Guarantor
Condensed Financial Statements, Captions [Line Items]
Net cash provided by (used in) operating activities	(2)	(18)	50.5	48.7	68.7
Proceeds from the sale, maturity, disposal or redemption of:
Fixed maturities	0	0	0	0	0
Equity securities, available-for-sale	12.4	5.4	12	15.7	19.9
Mortgage loans on real estate	0	0	0	0	0
Loan - Dutch State obligation		0	0	0	0
Limited partnerships/corporations	0	0	0	0	0
Acquisition of:
Fixed maturities	0	0	0	0	0
Equity securities, available-for-sale	0	0	(17.5)	(17.2)	(20.9)
Mortgage loans on real estate	0	0	0	0	0
Limited partnerships/corporations	0	0	0	0	0
Short-term investments, net	0	0	0	0	0
Policy loans, net	0	0	0	0	0
Derivatives, net	0	0	0	0	0
Other investments, net	0	1.1	1.3	1	1.5
Sales from consolidated investment entities	0	0	0	0	0
Purchase of consolidated investment entities	0	0	0	0	0
Short-term intercompany loans issued to subsidiaries with maturities more than three months				500	0
Net maturity of intercompany loans to subsidiaries	(10.5)	11.4	(33.5)	425.4	(449.9)
Return of capital contributions from subsidiaries			720	9.6	492.9
Capital contributions to subsidiaries			0	(347)	(768.6)
Collateral received (delivered), net	0	0	0	0	0
Divestment sale of businesses, net of cash disposed of $57.5					125
Purchases of fixed assets, net	0	0	0	0	0
Merger of subsidiary into parent					450
Other, net		0		0	0
Net cash provided by investing activities	1.9	17.9	682.3	587.5	(150.1)
Cash Flows from Financing Activities:
Deposits received for investment contracts	0	0	0	0	0
Maturities and withdrawals from investment contracts	0	0	0	0	0
Proceeds from issuance of debt with maturities of more than three months	0	0	0	0	0
Repayment of debt with maturities of more than three months	0	0	0	0	0
Short-term debt	0	0	0	0	0
Intercompany loans with maturities of more than three months				0	0
Debt issuance costs	0		0
Net (repayments of) proceeds from loans to subsidiaries	0	0	0	(983.1)	20.8
Dividends to parent	0		0	0	0
Return of capital contributions to parent			(733)	0	(688.1)
Contributions of capital from parent			0	347	749
Borrowings of consolidated investment entities			0	0	0
Repayments of debt of consolidated investment entities			0	0	0
Contributions from (distributions to) participants in consolidated investment entities	0	0	0	0	0
Contribution of capital	0				0
Net cash (used in) provided by financing activities	0	0	(733)	(636.1)	81.7
Cash and cash equivalents, beginning of year	0.4	0.6	0.6	0.5	0.2
Cash and cash equivalents, end of year	0.3	0.5	0.4	0.6	0.5
Net Cash Provided by (Used in) Continuing Operations	(0.1)	(0.1)	(0.2)	0.1	0.3
Non-Guarantor Subsidiaries
Condensed Financial Statements, Captions [Line Items]
Net cash provided by (used in) operating activities	(163.7)	362.5	3,264.9	4,273.9	2,069.4
Proceeds from the sale, maturity, disposal or redemption of:
Fixed maturities	4,455.8	5,838.7	17,015.2	17,312.4	20,554.6
Equity securities, available-for-sale	12.8	9	27.6	170	402.7
Mortgage loans on real estate	318.3	316.3	1,991.8	1,542.5	1,677.7
Loan - Dutch State obligation		145.3	1,781.9	505.6	519.9
Limited partnerships/corporations	18	63.1	895.9	121.3	173.9
Acquisition of:
Fixed maturities	(4,802.8)	(4,233.3)	(17,292.3)	(18,598.9)	(24,788.4)
Equity securities, available-for-sale	(4.2)	(6)	(10.3)	(23)	(104.1)
Mortgage loans on real estate	(581.4)	(553.9)	(1,969)	(2,057.9)	(627.2)
Limited partnerships/corporations	(9.8)	(77.3)	(178.9)	(156.4)	(182)
Short-term investments, net	2,999.1	499.4	(2,397.4)	(763.2)	2,525.8
Policy loans, net	(4.1)	39.8	63.6	127.9	47.7
Derivatives, net	(1,089.6)	(1,171.2)	(1,395.8)	(806.3)	(1,515.7)
Other investments, net	11.8	(1.2)	42.1	(9.4)	(35.2)
Sales from consolidated investment entities	573.8	181.5	1,781.7	2,422.8	1,063.2
Purchase of consolidated investment entities	(613.8)	(380)	(2,851.6)	(3,044.6)	(1,095.5)
Short-term intercompany loans issued to subsidiaries with maturities more than three months				0	0
Net maturity of intercompany loans to subsidiaries	(13.4)	123.8	2,070.8	(384.6)	465.3
Return of capital contributions from subsidiaries			0	0	0
Capital contributions to subsidiaries			0	0	0
Collateral received (delivered), net	(369.1)	(216.7)	132.7	759.2	59.7
Divestment sale of businesses, net of cash disposed of $57.5					(57.5)
Purchases of fixed assets, net	(6.6)	(8.2)	(29.3)	(32.9)	(34.7)
Merger of subsidiary into parent					(450)
Other, net		(0.2)		(16.1)	(55.8)
Net cash provided by investing activities	894.8	568.9	(321.3)	(2,931.6)	(1,455.6)
Cash Flows from Financing Activities:
Deposits received for investment contracts	2,936.2	4,251.2	16,118.8	16,571.1	11,731.3
Maturities and withdrawals from investment contracts	(2,996.6)	(4,918.2)	(19,033.4)	(17,246.6)	(13,207.8)
Proceeds from issuance of debt with maturities of more than three months	0.3	0	1.1	58	0
Repayment of debt with maturities of more than three months	(359.3)	0	0	0	(1,218.3)
Short-term debt	0	0	0	(1,546)	828.8
Intercompany loans with maturities of more than three months				(13.9)	(43.2)
Debt issuance costs	0		0
Net (repayments of) proceeds from loans to subsidiaries	34.9	(16.7)	(102.3)	126.8	(503.6)
Dividends to parent	(15)		(93)	(100)	(100)
Return of capital contributions to parent			(800)	(209.6)	(492.9)
Contributions of capital from parent			400	377	1,616.6
Borrowings of consolidated investment entities			152.6	138.9	168.3
Repayments of debt of consolidated investment entities			(56.6)	(121.4)	(40)
Contributions from (distributions to) participants in consolidated investment entities	642.7	392.2	1,262	647.7	(8.5)
Contribution of capital	0				0
Net cash (used in) provided by financing activities	243.2	(291.5)	(2,150.8)	(1,318)	(1,269.3)
Cash and cash equivalents, beginning of year	1,428.9	636.1	636.1	611.8	1,267.3
Cash and cash equivalents, end of year	2,403.2	1,276	1,428.9	636.1	611.8
Net Cash Provided by (Used in) Continuing Operations	974.3	639.9	792.8	24.3	(655.5)
Consolidating Adjustments
Condensed Financial Statements, Captions [Line Items]
Net cash provided by (used in) operating activities	(15)	0	(93)	(100)	(100)
Proceeds from the sale, maturity, disposal or redemption of:
Fixed maturities	0	0	0	0	0
Equity securities, available-for-sale	0	0	0	0	0
Mortgage loans on real estate	0	0	0	0	0
Loan - Dutch State obligation		0	0	0	0
Limited partnerships/corporations	0	0	0	0	0
Acquisition of:
Fixed maturities	0	0	0	0	0
Equity securities, available-for-sale	0	0	0	0	0
Mortgage loans on real estate	0	0	0	0	0
Limited partnerships/corporations	0	0	0	0	0
Short-term investments, net	0	0	0	0	0
Policy loans, net	0	0	0	0	0
Derivatives, net	0	0	0	0	0
Other investments, net	0	0	0	0	0
Sales from consolidated investment entities	0	0	0	0	0
Purchase of consolidated investment entities	0	0	0	0	0
Short-term intercompany loans issued to subsidiaries with maturities more than three months				(513.9)	(43.2)
Net maturity of intercompany loans to subsidiaries	58.8	(151.9)	(2,139.6)	(897.1)	(498.2)
Return of capital contributions from subsidiaries			(1,533)	(209.6)	(1,181)
Capital contributions to subsidiaries			400	724	2,365.6
Collateral received (delivered), net	0	0	0	0	0
Divestment sale of businesses, net of cash disposed of $57.5					0
Purchases of fixed assets, net	0	0	0	0	0
Merger of subsidiary into parent					0
Other, net		0		0	0
Net cash provided by investing activities	58.8	(151.9)	(3,272.6)	(896.6)	643.2
Cash Flows from Financing Activities:
Deposits received for investment contracts	0	0	0	0	0
Maturities and withdrawals from investment contracts	0	0	0	500	0
Proceeds from issuance of debt with maturities of more than three months	0	0	0	0	0
Repayment of debt with maturities of more than three months	0	0	0	0	0
Short-term debt	0	0	0	0	0
Intercompany loans with maturities of more than three months				13.9	43.2
Debt issuance costs	0		0
Net (repayments of) proceeds from loans to subsidiaries	(58.8)	151.9	2,139.6	897.1	498.2
Dividends to parent	15		93	100	100
Return of capital contributions to parent			1,533	209.6	1,181
Contributions of capital from parent			(400)	(724)	(2,365.6)
Borrowings of consolidated investment entities			0	0	0
Repayments of debt of consolidated investment entities			0	0	0
Contributions from (distributions to) participants in consolidated investment entities	0	0	0	0	0
Contribution of capital	0				0
Net cash (used in) provided by financing activities	(43.8)	151.9	3,365.6	996.6	(543.2)
Cash and cash equivalents, beginning of year	0	0	0	0	0
Cash and cash equivalents, end of year	0	0	0	0	0
Net Cash Provided by (Used in) Continuing Operations	$ 0	$ 0	$ 0	$ 0	$ 0

Condensed Consolidating Financial Information - Statements of Cash Flows (Parenthetical) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2010
Condensed Financial Information of Parent Company Only Disclosure [Abstract]
Divestment sale of businesses, cash disposed of	$ 57.5

Subsequent Events - Stock Split and Inital Public Offering (Details) (USD $) In Millions, except Share data, unless otherwise specified	3 Months Ended		12 Months Ended					0 Months Ended			0 Months Ended					0 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Parent Issuer	Dec. 31, 2011 Parent Issuer	May 07, 2013 Subsequent Event	Apr. 10, 2013 Subsequent Event	Apr. 11, 2013 Subsequent Event	May 07, 2013 Subsequent Event AIH Equity Compensation Plan	May 07, 2013 Subsequent Event 2013 LSPP Awards	May 07, 2013 Subsequent Event Parent Issuer	May 07, 2013 Subsequent Event ING International	May 07, 2013 Subsequent Event ING Group	May 07, 2013 Subsequent Event Restricted Stock Deal Incentive Awards
Subsequent Event [Line Items]
Total shares authorized									1,000,000,000
Common stock, shares authorized	900,000,000		900,000,000	900,000,000		900,000,000	900,000,000		900,000,000
Common stock, par value	$ 0.01		$ 0.01	$ 0.01		$ 0.01	$ 0.01		$ 0.01
Preferred stock, shares authorized									100,000,000
Preferred stock, par value									$ 0.01
Stock split conversion ratio									2,295.248835
Common stock, shares issued	230,079,120		230,079,120	230,079,120		230,079,120	230,079,120			230,079,120
Common stock, shares outstanding	230,000,000		230,000,000	230,000,000		230,000,000	230,000,000			230,000,000
Treasury stock, shares	79,120		79,120	79,120		79,120	79,120			79,120
Offering of shares by parent company and subsidiaries	0	0	0	0	0			65,192,307					30,769,230	34,423,077
Potential ownership by affiliate of parent company following IPO														75.00%
Additional shares potentially acquired by affiliate's employees of parent														9,778,846
Share price								$ 19.5
Proceeds from issuance of initial public offering								$ 569.9
Underwriting fees								21.8
Offering costs								$ 8.3
Shares issued upon conversion of stock								5,346,255			537,911	2,804,730				2,003,614
Number of shares converted											1,271,322	6,629,294
Number of warrants issued and outstanding															26,050,846
Percentage of issued warrants to total shares issued and outstanding								9.99%
Exercise price of warrants								48.75
Percentage of exercise price to per share public offering price								250.00%

Subsequent Events - Extraordinary Dividend and Debt (Details) (USD $)	1 Months Ended	3 Months Ended		12 Months Ended				0 Months Ended			3 Months Ended	0 Months Ended	3 Months Ended	12 Months Ended		0 Months Ended					1 Months Ended	3 Months Ended	0 Months Ended		0 Months Ended		0 Months Ended
	Jun. 30, 2012	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Apr. 20, 2012	Feb. 11, 2013 Senior Notes 2.9% Senior Notes, due 2018	Mar. 31, 2013 Senior Notes 2.9% Senior Notes, due 2018	Jul. 13, 2012 Senior Notes 2.9% Senior Notes, due 2018	Mar. 31, 2013 Senior Notes Syndicated Bank term Loan	Jul. 17, 2012 Revolving Credit Agreement	Mar. 31, 2013 Revolving Credit Agreement	Dec. 31, 2012 Revolving Credit Agreement	Apr. 20, 2012 Revolving Credit Agreement	May 16, 2013 Subsequent Event	May 08, 2013 Subsequent Event	May 14, 2013 Subsequent Event ING U.S., Inc. Unsecured and Committed	May 08, 2013 Subsequent Event SLDI	Feb. 11, 2013 Subsequent Event Senior Notes 2.9% Senior Notes, due 2018	Feb. 28, 2013 Subsequent Event Senior Notes Syndicated Bank term Loan	Mar. 31, 2013 Subsequent Event Senior Notes Syndicated Bank term Loan	Feb. 11, 2013 Subsequent Event Revolving Credit Agreement	May 16, 2013 Subsequent Event Junior Subordinated Notes (2053 Notes)	May 21, 2013 Subsequent Event Junior Subordinated Notes (2053 Notes) Syndicated Bank term Loan	May 16, 2013 Subsequent Event Interest Rate through May 2023 Junior Subordinated Notes (2053 Notes)	May 16, 2013 Subsequent Event Interest Rate June 2013 through Maturity Junior Subordinated Notes (2053 Notes)
Subsequent Event [Line Items]
Debt issued in private placement							$ 5,000,000,000	$ 1,000,000,000												$ 1,000,000,000				$ 750,000,000
Fixed rate on notes				2.25%				2.90%	2.90%	2.90%										2.90%				5.65%		5.65%
Debt costs incurred to related party		30,400,000	45,700,000	134,200,000	204,800,000	297,800,000		300,000												0
Credit facility, sublimit, reduction in borrowing capacity (percent)														50.00%									50.00%
Credit facility, sublimit, maximum borrowing capacity												0			1,500,000,000								0
Debt repayments											850,000,000	500,000,000	500,000,000								0	850,000,000
Contributions from (distributions to) participants in consolidated investment entities	800,000,000	642,700,000	392,200,000	1,262,000,000	647,700,000	(8,500,000)											1,434,000,000
Capital contribution to affiliate																			1,782,000,000
Debt cancellation amount																		1,500,000,000							392,500,000
Description of variable rate basis														LIBOR													LIBOR
Basis spread														2.00%													3.58%
Aggregate principal amount to remain outstanding after effect of redemption																$ 25,000,000
Number of days within occurrence of a tax event or rating agency event that principal may remain outstanding																90 days

Schedule I - Summary of Investments (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Cost	$ 85,173.8
Value	95,786.8
Amount Shown on Consolidated Balance Sheet	95,487.6
U.S. Treasuries
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Cost	5,194.3
Value	5,883.7
Amount Shown on Consolidated Balance Sheet	5,883.7
U.S. government agencies and authorities
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Cost	645.4
Value	724.2
Amount Shown on Consolidated Balance Sheet	724.2
State, municipalities and political subdivisions
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Cost	320.2
Value	352.8
Amount Shown on Consolidated Balance Sheet	352.8
U.S. corporate securities
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Cost	32,986.1
Value	37,163.9
Amount Shown on Consolidated Balance Sheet	37,163.9
Foreign
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Cost	14,391.2	[1]
Value	15,984.5	[1]
Amount Shown on Consolidated Balance Sheet	15,984.5	[1]
Residential mortgage-backed securities
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Cost	6,684.2
Value	7,667
Amount Shown on Consolidated Balance Sheet	7,667
Commercial mortgage-backed
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Cost	4,438.9
Value	4,946.4
Amount Shown on Consolidated Balance Sheet	4,946.4
Other asset-backed securities
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Cost	2,536.4
Value	2,564.6
Amount Shown on Consolidated Balance Sheet	2,564.6
Fixed maturities
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Cost	67,196.7
Value	75,287.1
Amount Shown on Consolidated Balance Sheet	75,287.1
Equity securities, available-for-sale
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Cost	297.9
Value	340.1
Amount Shown on Consolidated Balance Sheet	340.1
Short-term investments
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Cost	5,991.2
Value	5,991.2
Amount Shown on Consolidated Balance Sheet	5,991.2
Mortgage loans on real estate
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Cost	8,662.3
Value	8,954.8
Amount Shown on Consolidated Balance Sheet	8,662.3
Policy loans
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Cost	2,200.3
Value	2,200.3
Amount Shown on Consolidated Balance Sheet	2,200.3
Limited partnerships/corporations
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Cost	465.1
Value	465.1
Amount Shown on Consolidated Balance Sheet	465.1
Derivatives
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Cost	193.3
Value	2,374.5
Amount Shown on Consolidated Balance Sheet	2,374.5
Other investments
Summary of Investments, Other than Investments in Related Parties, Reportable Data [Line Items]
Cost	167
Value	173.7
Amount Shown on Consolidated Balance Sheet	$ 167

[1]	The term "foreign" includes foreign governments, foreign political subdivisions, foreign public utilities, and all other bonds of foreign issuers. Substantially all of the Company's foreign securities are denominated in U.S. dollars.

Schedule II - Condensed Financial Information of Parent - Balance Sheets (Details) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Investments:
Equity securities, available-for-sale, at fair value (cost of $52.4 at 2012 and $65.6 at 2011)	$ 282.3	$ 340.1		$ 353.8
Derivatives	2,077	2,374.5		2,660.9
Total investments	92,213.8	95,487.6		92,819.2
Cash and cash equivalents	2,787.7	1,786.8	1,277	638	615.3	1,269.4
Loans to subsidiaries	0	0		0
Current income taxes		0		26
Other assets	1,128.2	1,362.5		1,476.3
Total assets	220,850	216,394.2		203,572.8
Liabilities and Shareholder's Equity
Short-term debt	321.2	1,064.6		1,054.6
Long-term debt	3,440.8	3,171.1		1,343.1
Derivatives	1,670.6	1,944.2		1,955.8
Due to affiliates	0	0		0
Other liabilities	1,231.3	1,604.2		1,563.6
Total liabilities	205,251.1	200,333		189,646.7
Shareholder's equity:
Common stock (900,000,000 shares authorized, 230,079,120 issued and 230,000,000 outstanding, net of 79,120 of Treasury Shares; $0.01 par value per share)	2.3	2.3		2.3
Additional paid-in capital	22,909.9	22,917.6		22,865.2
Accumulated other comprehensive income	3,452.8	3,710.7	2,587	2,595	973.3
Appropriated-consolidated investment entities	0.2	6.4		126.5
Unappropriated	(12,974.1)	(12,762.1)		(13,235.1)
Total ING U.S., Inc. shareholder's equity	13,391.1	13,874.9		12,353.9
Total liabilities and shareholder's equity	220,850	216,394.2		203,572.8
Parent Issuer
Investments:
Equity securities, available-for-sale, at fair value (cost of $52.4 at 2012 and $65.6 at 2011)	69.8	63.9		69.4
Derivatives	109.4	117.7		137.1
Limited partnerships/corporations		15,715.1		14,867
Total investments	15,413.1	15,896.7		15,073.5
Cash and cash equivalents	384.2	357.5	0.5	1.3	3	1.9
Loans to subsidiaries	111.9	77		179.4
Due from subsidiaries		16.5		6.3
Current income taxes		221.1		(214)
Deferred income taxes		127.4		263
Other assets	37	35.8		55.7
Total assets		16,732		15,579.2
Liabilities and Shareholder's Equity
Short-term debt	525.7	886.1		2,911
Long-term debt	2,094.1	1,824.6		0
Derivatives	59.6	59.3		71.5
Due to affiliates	0.6	23.1		16.2
Current income taxes				214
Other liabilities	38.7	64		12.6
Total liabilities		2,857.1		3,225.3
Shareholder's equity:
Common stock (900,000,000 shares authorized, 230,079,120 issued and 230,000,000 outstanding, net of 79,120 of Treasury Shares; $0.01 par value per share)		2.3		2.3
Additional paid-in capital		22,917.6		22,865.2
Accumulated other comprehensive income		3,710.7		2,595
Appropriated-consolidated investment entities		6.4		126.5
Unappropriated		(12,762.1)		(13,235.1)
Total ING U.S., Inc. shareholder's equity	13,391.1	13,874.9		12,353.9
Total liabilities and shareholder's equity		$ 16,732		$ 15,579.2

Schedule II - Condensed Financial Information of Parent - Balance Sheets parenthetical (Details) (USD $) In Millions, except Share data, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Equity securities, available-for-sale, cost	$ 246.5	$ 297.9	$ 320.6
Common stock, shares authorized	900,000,000	900,000,000	900,000,000
Common stock, shares outstanding	230,000,000	230,000,000	230,000,000
Common stock, shares issued	230,079,120	230,079,120	230,079,120
Treasury stock, shares	79,120	79,120	79,120
Common stock, par value	$ 0.01	$ 0.01	$ 0.01
Parent Issuer
Equity securities, available-for-sale, cost		$ 52.4	$ 64.6
Common stock, shares authorized		900,000,000	900,000,000
Common stock, shares outstanding		230,000,000	230,000,000
Common stock, shares issued		230,079,120	230,079,120
Treasury stock, shares		79,120	79,120
Common stock, par value		$ 0.01	$ 0.01

Schedule II - Condensed Financial Information of Parent - Statements of Operations (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Revenues:
Net investment income	$ 1,198.7	$ 1,277.4	$ 4,697.9	$ 4,968.8	$ 4,987
Realized capital gains (losses)	(874.8)	(1,249.9)	(1,280.8)	(1,531.4)	(1,678)
Total revenues	1,818.6	1,485.3	9,615.3	9,718.8	9,274.2
Expenses:
Interest expense	44.4	24.3	153.7	139.3	332.5
Operating expenses	759.1	759.4	3,155	3,030.8	3,033.5
Income (loss) before income taxes	(214.3)	(512.9)	606	277.8	37.8
Income tax expense (benefit)	11.2	7.9	(5.2)	175	171
Net income (loss) before equity in earnings (losses) of unconsolidated affiliates	(225.5)	(520.8)	611.2	102.8	(133.2)
Equity in earnings (losses) of subsidiaries, net of tax	0	0	0	0	0
Net income (loss) available to ING U.S., Inc.'s common shareholder	(212)	(505.2)	473	(88.1)	(122.9)
Parent Issuer
Revenues:
Net investment income	25	0.4	2.4	10.9	19.7
Realized capital gains (losses)	0	0	0	(42.2)	(155.8)
Credit facility fee income			5.4	4.6	5.4
Other revenue			7.1	15.1	13.8
Total revenues	27.1	4.3	14.9	(11.6)	(116.9)
Expenses:
Interest expense	27.4	5.5	74.1	61.7	249
Operating expenses	2.7	3.2	30.5	11.9	11.9
Total expenses			104.6	73.6	260.9
Income (loss) before income taxes	(3)	(4.4)	(89.7)	(85.2)	(377.8)
Income tax expense (benefit)	(2)	4.8	(349.4)	363	151
Net income (loss) before equity in earnings (losses) of unconsolidated affiliates	(1)	(9.2)	259.7	(448.2)	(528.8)
Equity in earnings (losses) of subsidiaries, net of tax	(211)	(496)	213.3	360.1	405.9
Net income (loss) available to ING U.S., Inc.'s common shareholder	$ (212)	$ (505.2)	$ 473	$ (88.1)	$ (122.9)

Schedule II - Condensed Financial Information of Parent - Statements of Comprehensive Income (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Condensed Financial Statements, Captions [Line Items]
Net income (loss) available to ING U.S., Inc.'s common shareholder	$ (212)	$ (505.2)	$ 473	$ (88.1)	$ (122.9)
Other comprehensive income (loss), after tax	(257.9)	(8)	1,115.7	1,621.7	2,316.2
Comprehensive income (loss) attributable to ING U.S., Inc.'s common shareholder	(469.9)	(513.2)	1,588.7	1,533.6	2,193.3
Parent Issuer
Condensed Financial Statements, Captions [Line Items]
Net income (loss) available to ING U.S., Inc.'s common shareholder	(212)	(505.2)	473	(88.1)	(122.9)
Other comprehensive income (loss), after tax	(257.9)	(8)	1,115.7	1,621.7	2,316.2
Comprehensive income (loss) attributable to ING U.S., Inc.'s common shareholder	$ (469.9)	$ (513.2)	$ 1,588.7	$ 1,533.6	$ 2,193.3

Schedule II - Condensed Financial Information of Parent - Statements of Cash Flow (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash Flows from Operating Activities:
Net income (loss) available to ING U.S., Inc.'s common shareholder	$ (212)	$ (505.2)	$ 473	$ (88.1)	$ (122.9)
Equity in earnings of subsidiary	0	0	0	0	0
Deferred income tax (benefit) expense			(44.5)	236.6	600.1
Net realized capital losses	874.8	1,249.9	1,280.8	1,531.4	1,678
Change in:
Receivable and asset accruals			125.4	12.1	7.8
Other payables and accruals			78.3	(293.2)	(548)
Net cash provided by (used in) operating activities	(28.4)	324.3	3,282.1	4,357	2,549.7
Cash Flows from Investing Activities:
Equity securities, available-for-sale	28.4	23.5	66.8	206.9	459.6
Equity securities, available-for-sale	(9.4)	(9.9)	(41.8)	(52.7)	(149)
Other investments, net	11.8	(0.1)	43.4	(8.4)	(33.7)
Short-term intercompany loans issued to subsidiaries with maturities more than three months				0
Net maturity of intercompany loans to subsidiaries	0	0	0	0	0
Return of capital contributions from subsidiaries			0	0	0
Capital contributions to subsidiaries			0	0	0
Collateral received (delivered), net	(360.5)	(209.4)	139.9	756.7	(16.1)
Cash Flows from Financing Activities:
Short-term debt	(169.7)	129.1	(309.1)	(1,905)	707.7
Debt issuance costs	(6.5)	0	(38.8)	0	0
Net (repayments of) proceeds from loans to subsidiaries	0	0	0	0	0
Contributions of capital from ING V	0		0	0	374.5
Net cash (used in) provided by financing activities	102.1	(149.4)	242.6	(1,382.6)	(1,547.6)
Net increase in cash and cash equivalents	1,000.9	639	1,148.8	22.7	(654.1)
Cash and cash equivalents, beginning of year	1,786.8	638	638	615.3	1,269.4
Cash and cash equivalents, end of year	2,787.7	1,277	1,786.8	638	615.3
Supplemental cash flow information:
Interest paid	55.1	29.4	114.9	191.4	585
Non-cash financing activity:
Debt extinguishment			0	3,979.7	3,000
Capital contribution			0	3,979.7	3,108.3
Parent Issuer
Cash Flows from Operating Activities:
Net income (loss) available to ING U.S., Inc.'s common shareholder	(212)	(505.2)	473	(88.1)	(122.9)
Equity in earnings of subsidiary	211	496	(213.3)	(360.1)	(405.9)
Deferred income tax (benefit) expense			135.6	48	1,164
Loss on conversion of debt to equity			0	0	108.3
Net realized capital losses	0	0	0	42.2	155.8
Change in:
Receivable and asset accruals			(162.4)	295.1	(295)
Due from subsidiaries			(10.2)	2.9	27
Due to subsidiaries			(0.8)	(2.3)	(30.6)
Other payables and accruals			(162.2)	196.7	(89.1)
Net cash provided by (used in) operating activities	152.3	(20.2)	59.7	134.4	511.6
Cash Flows from Investing Activities:
Equity securities, available-for-sale	3.2	9.1	27.2	21.2	37
Equity securities, available-for-sale	(5.2)	(3.9)	(14)	(12.5)	(24)
Cash received on interest rate swaps			0	13.9	54.7
Cash paid on interest rate swaps			0	(424.3)	(252.7)
Other investments, net	0	0	0	0	0
Short-term intercompany loans issued to subsidiaries with maturities more than three months			0	13.9	43.2
Net maturity of intercompany loans to subsidiaries	(34.9)	16.7	102.3	856.3	482.8
Return of capital contributions from subsidiaries			813	200	688.1
Capital contributions to subsidiaries			(400)	(377)	(1,597)
Collateral received (delivered), net	8.6	7.3	7.2	(2.5)	(75.8)
Loan issued to third party			0	0	(50)
Net cash provided by (used in) investing activities			535.7	289	(693.7)
Cash Flows from Financing Activities:
Short-term debt	(169.7)	129.1	(309.1)	(359)	(121.1)
Proceeds from issuance of long-term debt			3,048.5	548.5	265.1
Repayment of long-term debt			(902.5)	(573.8)	(319.9)
Debt issuance costs	(6.5)		(38.8)	0	0
Net (repayments of) proceeds from loans to subsidiaries	23.9	(135.2)	(2,037.3)	(40.8)	(15.4)
Contributions of capital from ING V	0		0	0	374.5
Net cash (used in) provided by financing activities	(97.3)	(9.8)	(239.2)	(425.1)	183.2
Net increase in cash and cash equivalents	26.7	(0.8)	356.2	(1.7)	1.1
Cash and cash equivalents, beginning of year	357.5	1.3	1.3	3	1.9
Cash and cash equivalents, end of year	384.2	0.5	357.5	1.3	3
Supplemental cash flow information:
Interest paid			33.4	52.6	149
Non-cash financing activity:
Debt extinguishment			0	3,979.7	3,000
Capital contribution			0	3,979.7	3,108.3
Subsidiary Guarantor
Cash Flows from Operating Activities:
Net income (loss) available to ING U.S., Inc.'s common shareholder	(228.8)	111.5	752.3	442.3	553.8
Equity in earnings of subsidiary	219.4	(123.6)	(811.1)	(481.9)	(626.9)
Net realized capital losses	0	0	0	0	0
Change in:
Net cash provided by (used in) operating activities	(2)	(18)	50.5	48.7	68.7
Cash Flows from Investing Activities:
Equity securities, available-for-sale	12.4	5.4	12	15.7	19.9
Equity securities, available-for-sale	0	0	(17.5)	(17.2)	(20.9)
Other investments, net	0	1.1	1.3	1	1.5
Short-term intercompany loans issued to subsidiaries with maturities more than three months				500	0
Net maturity of intercompany loans to subsidiaries	(10.5)	11.4	(33.5)	425.4	(449.9)
Return of capital contributions from subsidiaries			720	9.6	492.9
Capital contributions to subsidiaries			0	(347)	(768.6)
Collateral received (delivered), net	0	0	0	0	0
Cash Flows from Financing Activities:
Short-term debt	0	0	0	0	0
Debt issuance costs	0		0
Net (repayments of) proceeds from loans to subsidiaries	0	0	0	(983.1)	20.8
Contributions of capital from ING V	0				0
Net cash (used in) provided by financing activities	0	0	(733)	(636.1)	81.7
Net increase in cash and cash equivalents	(0.1)	(0.1)	(0.2)	0.1	0.3
Cash and cash equivalents, beginning of year	0.4	0.6	0.6	0.5	0.2
Cash and cash equivalents, end of year	0.3	0.5	0.4	0.6	0.5
Non-Guarantor Subsidiaries
Cash Flows from Operating Activities:
Net income (loss) available to ING U.S., Inc.'s common shareholder	(201.6)	(511.9)	221.6	582.8	374.5
Equity in earnings of subsidiary	0	0	0	0	0
Net realized capital losses	874.8	1,249.9	1,280.8	1,489.2	1,522.2
Change in:
Net cash provided by (used in) operating activities	(163.7)	362.5	3,264.9	4,273.9	2,069.4
Cash Flows from Investing Activities:
Equity securities, available-for-sale	12.8	9	27.6	170	402.7
Equity securities, available-for-sale	(4.2)	(6)	(10.3)	(23)	(104.1)
Other investments, net	11.8	(1.2)	42.1	(9.4)	(35.2)
Short-term intercompany loans issued to subsidiaries with maturities more than three months				0	0
Net maturity of intercompany loans to subsidiaries	(13.4)	123.8	2,070.8	(384.6)	465.3
Return of capital contributions from subsidiaries			0	0	0
Capital contributions to subsidiaries			0	0	0
Collateral received (delivered), net	(369.1)	(216.7)	132.7	759.2	59.7
Cash Flows from Financing Activities:
Short-term debt	0	0	0	(1,546)	828.8
Debt issuance costs	0		0
Net (repayments of) proceeds from loans to subsidiaries	34.9	(16.7)	(102.3)	126.8	(503.6)
Contributions of capital from ING V	0				0
Net cash (used in) provided by financing activities	243.2	(291.5)	(2,150.8)	(1,318)	(1,269.3)
Net increase in cash and cash equivalents	974.3	639.9	792.8	24.3	(655.5)
Cash and cash equivalents, beginning of year	1,428.9	636.1	636.1	611.8	1,267.3
Cash and cash equivalents, end of year	2,403.2	1,276	1,428.9	636.1	611.8
Consolidating Adjustments
Cash Flows from Operating Activities:
Net income (loss) available to ING U.S., Inc.'s common shareholder	430.4	400.4	(973.9)	(1,025.1)	(928.3)
Equity in earnings of subsidiary	(430.4)	(372.4)	1,024.4	842	1,032.8
Net realized capital losses	0	0	0	0	0
Change in:
Net cash provided by (used in) operating activities	(15)	0	(93)	(100)	(100)
Cash Flows from Investing Activities:
Equity securities, available-for-sale	0	0	0	0	0
Equity securities, available-for-sale	0	0	0	0	0
Other investments, net	0	0	0	0	0
Short-term intercompany loans issued to subsidiaries with maturities more than three months				(513.9)	(43.2)
Net maturity of intercompany loans to subsidiaries	58.8	(151.9)	(2,139.6)	(897.1)	(498.2)
Return of capital contributions from subsidiaries			(1,533)	(209.6)	(1,181)
Capital contributions to subsidiaries			400	724	2,365.6
Collateral received (delivered), net	0	0	0	0	0
Cash Flows from Financing Activities:
Short-term debt	0	0	0	0	0
Debt issuance costs	0		0
Net (repayments of) proceeds from loans to subsidiaries	(58.8)	151.9	2,139.6	897.1	498.2
Contributions of capital from ING V	0				0
Net cash (used in) provided by financing activities	(43.8)	151.9	3,365.6	996.6	(543.2)
Net increase in cash and cash equivalents	0	0	0	0	0
Cash and cash equivalents, beginning of year	0	0	0	0	0
Cash and cash equivalents, end of year	$ 0	$ 0	$ 0	$ 0	$ 0

Schedule II - Condensed Financial Information of Parent - Loans to Subsidiaries (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2013
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans to subsidiaries	$ 0	$ 0		$ 0
Parent Issuer
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans to subsidiaries	77	179.4		111.9
Interest income, operating	1.1	8.1	16.1
Parent Issuer | Cost of Funds
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loan to subsidiary, basis spread on variable rate	0.15%
Parent Issuer | Minimum
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loan to subsidiary, reciprical interest rate	2.00%
Parent Issuer | Maximum
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loan to subsidiary, reciprical interest rate	5.00%
Parent Issuer | ING Investment Management LLC | 10.34% Subsidiary Loan, Due 6/28/2013
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans to subsidiaries, rate	(10.34%)
Loans to subsidiaries	6.4	7.9
Parent Issuer | ING Financial Products Company, Inc. | 0.81% Subsidiary Loan, Due 1/3/2012
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans to subsidiaries, rate	0.81%
Loans to subsidiaries	0	1
Parent Issuer | ING Financial Products Company, Inc. | 1.03% Subsidiary Loan, Due 1/3/2012
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans to subsidiaries, rate	1.03%
Loans to subsidiaries	0	24
Parent Issuer | ING Financial Products Company, Inc. | 1.03% Subsidiary Loan, Due 1/4/2012
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans to subsidiaries, rate	1.03%
Loans to subsidiaries	0	23
Parent Issuer | ING Financial Products Company, Inc. | 1.03% Subsidiary Loan, Due 1/6/2012
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans to subsidiaries, rate	1.03%
Loans to subsidiaries	0	32
Parent Issuer | ING Institutional Plan Services, LLC | 1.18% Subsidiary Loan, Due 1/3/2012
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans to subsidiaries, rate	1.18%
Loans to subsidiaries	0	4
Parent Issuer | ING Institutional Plan Services, LLC | 1.18% Subsidiary Loan, Due 1/4/2012
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans to subsidiaries, rate	1.18%
Loans to subsidiaries	0	4
Parent Issuer | ING Institutional Plan Services, LLC | 1.18% Subsidiary Loan, Due 1/12/2012
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans to subsidiaries, rate	1.18%
Loans to subsidiaries	0	10
Parent Issuer | ING Institutional Plan Services, LLC | 1.18% Subsidiary Loan, Due 1/13/2012
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans to subsidiaries, rate	1.18%
Loans to subsidiaries	0	20
Parent Issuer | ING Institutional Plan Services, LLC | 1.02% Subsidiary Loan, Due 1/3/2013
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans to subsidiaries, rate	1.02%
Loans to subsidiaries	8	0
Parent Issuer | ING Institutional Plan Services, LLC | 1.12% Percent Subsidiary Loan, Due 1/14/2013
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans to subsidiaries, rate	1.12%
Loans to subsidiaries	4	0
Parent Issuer | ING North America Insurance Corporation | 0.90% Subsidiary Loan, Due 1/3/2012
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans to subsidiaries, rate	0.90%
Loans to subsidiaries	0	23.5
Parent Issuer | ING North America Insurance Corporation | 0.90% Subsidiary Loan, Due 1/2/2013
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans to subsidiaries, rate	0.90%
Loans to subsidiaries	53.6	0
Parent Issuer | ING Payroll Management, Inc. | 0.90% Subsidiary Loan, Due 1/3/2012
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans to subsidiaries, rate	0.90%
Loans to subsidiaries	0	6
Parent Issuer | SLDI | 1.18% Subsidiary Loan, Due 1/13/2012
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans to subsidiaries, rate	1.18%
Loans to subsidiaries	0	18
Parent Issuer | SLDI | 1.18% Subsidiary Loan, Due 1/6/2012
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans to subsidiaries, rate	1.18%
Loans to subsidiaries	0	6
Parent Issuer | SLDI | 1.12% Subsidiary Loan, Due 1/7/2012
Accounts, Notes, Loans and Financing Receivable [Line Items]
Loans to subsidiaries, rate	1.12%
Loans to subsidiaries	$ 5	$ 0

Schedule II - Condensed Financial Information of Parent - Derivatives (Details) (Parent Issuer, USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Parent Issuer
Derivative [Line Items]
Collateral delivered	$ 23.3	$ 30.6

Schedule II - Condensed Financial Information of Parent - Financing Agreements (Details) (USD $)	3 Months Ended		12 Months Ended																															12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012		Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2013 Unsecured and Uncommitted	Dec. 31, 2012 Unsecured and Uncommitted	Mar. 31, 2013 Unsecured and Committed	Dec. 31, 2012 Unsecured and Committed	Mar. 31, 2013 Secured facilities	Dec. 31, 2012 Secured facilities	Mar. 31, 2013 Term Loan 2.21% Syndicated Bank term Loan, Due 2014		Dec. 31, 2012 Term Loan 2.21% Syndicated Bank term Loan, Due 2014		Dec. 31, 2011 Term Loan 2.21% Syndicated Bank term Loan, Due 2014		Mar. 31, 2013 Senior Notes 5.5% Senior Notes, due 2022	Dec. 31, 2012 Senior Notes 5.5% Senior Notes, due 2022	Jul. 13, 2012 Senior Notes 5.5% Senior Notes, due 2022	Dec. 31, 2011 Senior Notes 5.5% Senior Notes, due 2022	Mar. 31, 2013 ING Bank	Dec. 31, 2012 ING Bank	Mar. 31, 2013 Commercial paper	Dec. 31, 2012 Commercial paper	Dec. 31, 2011 Commercial paper	Mar. 31, 2013 Current portion of long-term debt		Dec. 31, 2012 Current portion of long-term debt		Dec. 31, 2011 Current portion of long-term debt		Dec. 31, 2012 Parent Issuer		Dec. 31, 2011 Parent Issuer	Dec. 31, 2010 Parent Issuer	Mar. 31, 2013 Parent Issuer	Dec. 31, 2012 Parent Issuer Unsecured and Uncommitted	Dec. 31, 2012 Parent Issuer Unsecured and Committed	Dec. 31, 2012 Parent Issuer Secured facilities	Dec. 31, 2012 Parent Issuer Term Loan 2.21% Syndicated Bank term Loan, Due 2014	Dec. 31, 2011 Parent Issuer Term Loan 2.21% Syndicated Bank term Loan, Due 2014	Dec. 31, 2012 Parent Issuer Senior Notes 5.5% Senior Notes, due 2022	Dec. 31, 2011 Parent Issuer Senior Notes 5.5% Senior Notes, due 2022	Dec. 31, 2012 Parent Issuer ING Bank	Dec. 31, 2012 Parent Issuer Commercial paper	Dec. 31, 2011 Parent Issuer Commercial paper	Dec. 31, 2012 Parent Issuer Subsidiaries	Dec. 31, 2011 Parent Issuer Subsidiaries	Dec. 31, 2012 Parent Issuer Current portion of long-term debt	Dec. 31, 2011 Parent Issuer Current portion of long-term debt
Debt Instrument [Line Items]
Short-term debt	$ 321,200,000		$ 1,064,600,000		$ 1,054,600,000																				$ 4,000,000	$ 192,000,000	$ 554,600,000	$ 317,200,000	[1]	$ 872,600,000	[1],[2],[3]	$ 500,000,000	[2],[3]	$ 886,100,000		$ 2,911,000,000		$ 525,700,000									$ 192,000,000	$ 554,600,000	$ 319,100,000	$ 2,356,400,000	$ 375,000,000	$ 0
Weighted Average Rate																									1.10%	1.22%	1.19%	4.19%	[1]	2.42%	[1],[2],[3]	0.49%	[2],[3]														1.22%	1.19%	0.19%	0.30%	2.21%	0.00%
Commercial paper																							3,000,000,000	3,000,000,000																						3,000,000,000
Total	3,758,000,000		4,043,700,000		1,843,100,000								425,000,000	[4]	1,350,000,000	[3],[4]	0	[3]	849,600,000	849,600,000		0												2,199,600,000		0						1,350,000,000	0	849,600,000	0
Less: Current portion of long-term debt	317,200,000		872,600,000		500,000,000																													375,000,000		0
Total			3,178,100,000																															1,825,000,000
Annual interest rate on loan			2.25%										2.20%		2.21%				5.50%	5.50%	5.50%																					2.21%		5.50%
Maturities of Long-term Debt [Abstract]
2013			0	[5]																														0	[5]
2014			975,000,000																															975,000,000
2015			0																															0
2016			500,000,000																															0
2017			0																															0
Thereafter			1,703,100,000																															850,000,000
Utilization	8,506,200,000		8,191,300,000				1,742,700,000	1,757,800,000	6,493,800,000	6,163,800,000	269,700,000	269,700,000											2,724,200,000	2,720,200,000										5,600,000,000					1,900,000,000	8,100,000,000	10,000,000
Capacity	12,628,300,000		12,628,300,000				3,407,100,000	3,407,100,000	8,946,200,000	8,946,200,000	275,000,000	275,000,000											4,480,000,000	4,480,000,000										10,000,000,000
Payments of financing costs	$ 45,400,000	$ 55,200,000	$ 223,200,000		$ 103,400,000	$ 104,000,000																												$ 166,400,000		$ 103,200,000	$ 93,500,000

[1]	See "Affiliated Financing Agreements" in the Related Party Transactions Note to these Condensed Consolidated Financial Statements.
[2]	See the "Affiliated Financing Agreements" in the Related Party Transactions note to these Consolidated Financial Statements.
[3]	See the "Credit Facilities" section of this note for information on the Term Loan Agreement of the Senior Credit Facility.
[4]	On May 21, 2013, the outstanding loan balance was repaid.
[5]	Excludes current portion of long-term debt.

Schedule II - Condensed Financial Information of Parent - Guarantees (Details) (USD $)	Apr. 20, 2012	Sep. 06, 2012 Parent Issuer Performance Guarantee	Dec. 31, 2010 Parent Issuer Performance Guarantee	Sep. 30, 2010 Parent Issuer Performance Guarantee	Sep. 30, 2012 Parent Issuer Performance Guarantee Surplus Notes	Dec. 31, 2012 Parent Issuer Performance Guarantee Trust Assets	Dec. 31, 2012 Parent Issuer Financial Guarantee	Dec. 27, 2012 Parent Issuer Financial Guarantee	Nov. 09, 2011 Parent Issuer Financial Guarantee	Aug. 19, 2011 Parent Issuer Financial Guarantee	Jan. 26, 2011 Parent Issuer Financial Guarantee	Dec. 31, 2012 Parent Issuer 8.424% Percent Lion Connecticut Holdings Inc. Debentures, Due 2027 Financial Guarantee Debentures	Dec. 31, 2012 Parent Issuer 6.75% Lion Connecticut Holdings Inc. debentures, due 2013 Financial Guarantee Debentures	Dec. 31, 2012 Parent Issuer 7.25% Lion Connecticut Holdings Inc. debentures, due 2023 Financial Guarantee Debentures	Dec. 31, 2012 Parent Issuer 7.63% Lion Connecticut Holdings Inc. debentures, due 2026 Financial Guarantee Debentures	Dec. 31, 2012 Parent Issuer 6.97% Lion Connecticut Holdings Inc. debentures, due 2036 Financial Guarantee Debentures	Sep. 06, 2012 Parent Issuer Notes Payable Financial Guarantee	Sep. 06, 2012 Parent Issuer Notes Payable Financial Guarantee Roaring River III, Holding LLC	Sep. 06, 2012 Parent Issuer Notes Payable Financial Guarantee Roaring River III, LLC	Dec. 31, 2012 Parent Issuer Notes Payable Silver Cup V, L.P. Notes Financial Guarantee	Aug. 09, 2007 Parent Issuer Loans Payable Loan Payable, Due April 29, 2016 Financial Guarantee	Aug. 09, 2007 Parent Issuer Loans Payable Loan Payable, Due April 29, 2016 Financial Guarantee LIBOR
Guarantor Obligations [Line Items]
Debt instrument, face amount	$ 5,000,000,000																			$ 50,000,000	$ 500,000,000
Debt instrument, indemnification amount								500,000,000	750,000,000	750,000,000	400,000,000									825,000,000
Debt instrument, reimbusement agreement																	225,000,000	165,000,000	60,000,000
Surplus maintenance agreement, total adjusted capital, authorized control level risk based capital, percentage		200.00%		100.00%
Surplus maintenance agreement, total adjusted capital				250,000
Reinsurance effect on claims and benefits incurred, amount ceded					359,300,000	364,000,000
Surplus maintenance agreement, total adjusted capital, company action level risk based capital, percentage			250.00%
Basis spread																						0.05%
Financial instruments subject to mandatory redemption, settlement terms, share value, amount												50,000,000
Financial instruments subject to mandatory redemption, settlement terms, share value, par value												13,000,000	138,700,000	163,000,000	235,100,000	108,000,000
Financial instruments subject to mandatory redemption, settlement terms, interest rate												8.42%	6.75%	7.25%	7.63%	6.97%
Capital assurance agreement, minimum capital level							$ 2,000,000

Schedule II - Condensed Financial Information of Parent - Return of Capital (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Condensed Financial Statements, Captions [Line Items]
Return of capital contributions from subsidiaries	$ 0	$ 0	$ 0
Parent Issuer
Condensed Financial Statements, Captions [Line Items]
Return of capital contributions from subsidiaries	813	200	688.1
Parent Issuer | Lion Connecticut Holdings Inc.
Condensed Financial Statements, Captions [Line Items]
Return of capital contributions from subsidiaries	733	0	688.1
Parent Issuer | Security Life of Denver Insurance Company (SLD)
Condensed Financial Statements, Captions [Line Items]
Return of capital contributions from subsidiaries	$ 80	$ 200	$ 0

Schedule II - Condensed Financial Information of Parent - Income Taxes (Details) (Parent Issuer, USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Parent Issuer
Schedule of Deferred Tax Assets and Liabilities [Line Items]
Deferred income taxes	$ 127.4	$ 263

Schedule II - Condensed Financial Information of Parent - Subsequent Events (Details) (USD $)	3 Months Ended		12 Months Ended									12 Months Ended				0 Months Ended		1 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Apr. 20, 2012	Mar. 31, 2013 Senior Notes 2.9% Senior Notes, due 2018	Feb. 11, 2013 Senior Notes 2.9% Senior Notes, due 2018	Jul. 13, 2012 Senior Notes 2.9% Senior Notes, due 2018	Feb. 11, 2013 Subsequent Event Senior Notes 2.9% Senior Notes, due 2018	Feb. 11, 2013 Subsequent Event Line of Credit 2.9% Senior Notes, due 2018 Revolving Credit Agreement	Dec. 31, 2012 Parent Issuer	Dec. 31, 2011 Parent Issuer	Dec. 31, 2010 Parent Issuer	Feb. 11, 2013 Parent Issuer Subsequent Event Senior Notes 2.9% Senior Notes, due 2018	Feb. 11, 2013 Parent Issuer Subsequent Event Line of Credit 2.9% Senior Notes, due 2018 Revolving Credit Agreement	Feb. 11, 2013 Parent Issuer Subsequent Event Line of Credit 2.9% Senior Notes, due 2018 Revolving Credit Agreement ING Financial Markets, LLC [Member]	Feb. 28, 2013 Parent Issuer Subsequent Event Term Loan Syndicated Term Loan due 2018
Subsequent Event [Line Items]
Debt instrument, face amount						$ 5,000,000,000		$ 1,000,000,000		$ 1,000,000,000					$ 1,000,000,000
Annual interest rate on loan			2.25%				2.90%	2.90%	2.90%	2.90%					2.90%
Payments of financing costs	45,400,000	55,200,000	223,200,000	103,400,000	104,000,000							166,400,000	103,200,000	93,500,000			0
Credit facility, sublimit, reduction in borrowing capacity (percent)																50.00%
Credit facility, sublimit, maximum borrowing capacity											750,000,000
Debt repayments												$ 902,500,000	$ 573,800,000	$ 319,900,000				$ 850,000,000

Schedule III - Supplementary Insurance Information (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Supplementary Insurance Information, by Segment [Line Items]
DAC and VOBA	$ 3,656.3		$ 4,352.3
Future Policy Benefits and Contract Owner Account Balances	86,055.7		88,358.4
Unearned Premiums	(0.7)	[1]	1.6	[1]
Net Investment Income	4,697.9	[2],[3]	4,968.8	[2],[3]	4,987	[2],[3]
Premium and Fee Income	5,376.5		5,373.6		5,224
Interest Credited and Other Benefits to Contract Owners	4,861.6		5,742		5,027.3
Amortization of DAC and VOBA	722.3		387		746.6
Other Operating Expense	3,155	[2],[3]	3,030.8	[2],[3]	3,033.5	[2],[3]
Premiums Written (Excluding Life)	589.5		575.3		537.6
Retirement Solutions | Retirement [Member]
Supplementary Insurance Information, by Segment [Line Items]
DAC and VOBA	712.4		987.4
Future Policy Benefits and Contract Owner Account Balances	27,924		26,370.9
Unearned Premiums	0	[1]	0	[1]
Net Investment Income	1,764.2	[2],[3]	1,733.7	[2],[3]	1,672.5	[2],[3]
Premium and Fee Income	719.9		721.7		714.4
Interest Credited and Other Benefits to Contract Owners	842.2		826.2		797.9
Amortization of DAC and VOBA	160.1		149.5		50.9
Other Operating Expense	1,058.1	[2],[3]	1,095.6	[2],[3]	1,131.4	[2],[3]
Premiums Written (Excluding Life)	0		0		0
Retirement Solutions | Annuities
Supplementary Insurance Information, by Segment [Line Items]
DAC and VOBA	260.7		606.6
Future Policy Benefits and Contract Owner Account Balances	23,100.8		25,260.3
Unearned Premiums	0	[1]	0	[1]
Net Investment Income	1,365.7	[2],[3]	1,494.6	[2],[3]	1,528.6	[2],[3]
Premium and Fee Income	71.4		63.9		91.4
Interest Credited and Other Benefits to Contract Owners	861		978		1,091.9
Amortization of DAC and VOBA	269		(159.4)		182.2
Other Operating Expense	124.6	[2],[3]	126.7	[2],[3]	131	[2],[3]
Premiums Written (Excluding Life)	0		0		0
Insurance Solutions | Individual Life [Member]
Supplementary Insurance Information, by Segment [Line Items]
DAC and VOBA	2,127.6		2,067.9
Future Policy Benefits and Contract Owner Account Balances	17,807.5		17,246.6
Unearned Premiums	0	[1]	0.1	[1]
Net Investment Income	936.1	[2],[3]	1,009.5	[2],[3]	1,038.3	[2],[3]
Premium and Fee Income	1,870.5		1,810		1,622.3
Interest Credited and Other Benefits to Contract Owners	2,063.3		1,872.5		1,742.7
Amortization of DAC and VOBA	211.3		328.6		237.4
Other Operating Expense	433.1	[2],[3]	332.9	[2],[3]	325	[2],[3]
Premiums Written (Excluding Life)	0		0.1		0.1
Insurance Solutions | Employee Benefits [Member]
Supplementary Insurance Information, by Segment [Line Items]
DAC and VOBA	99.2		94.8
Future Policy Benefits and Contract Owner Account Balances	2,031.6		2,002.8
Unearned Premiums	(0.5)	[1]	1.4	[1]
Net Investment Income	127.3	[2],[3]	143.7	[2],[3]	143.2	[2],[3]
Premium and Fee Income	1,140.6		1,125.2		1,152.5
Interest Credited and Other Benefits to Contract Owners	892.1		917.7		943.5
Amortization of DAC and VOBA	13.5		15.9		19.4
Other Operating Expense	236.2	[2],[3]	229.3	[2],[3]	232.9	[2],[3]
Premiums Written (Excluding Life)	589.5		575.2		537.5
Investment Management
Supplementary Insurance Information, by Segment [Line Items]
DAC and VOBA	2.2		1.8
Future Policy Benefits and Contract Owner Account Balances	0		0
Unearned Premiums	0	[1]	0	[1]
Net Investment Income	(89)	[2],[3]	(123.9)	[2],[3]	(92.4)	[2],[3]
Premium and Fee Income	493.6		529.3		491.9
Interest Credited and Other Benefits to Contract Owners	0		0		0
Amortization of DAC and VOBA	3		4.1		4.1
Other Operating Expense	465.6	[2],[3]	463.8	[2],[3]	460.6	[2],[3]
Premiums Written (Excluding Life)	0		0		0
Corporate
Supplementary Insurance Information, by Segment [Line Items]
DAC and VOBA	0.9		7.3
Future Policy Benefits and Contract Owner Account Balances	104.1		128.4
Unearned Premiums	0	[1]	0	[1]
Net Investment Income	275	[2],[3]	222.8	[2],[3]	192	[2],[3]
Premium and Fee Income	(163)		(169.5)		(162.2)
Interest Credited and Other Benefits to Contract Owners	(6.5)		78.4		(1.7)
Amortization of DAC and VOBA	6.5		(7.5)		0
Other Operating Expense	317.4	[2],[3]	234.8	[2],[3]	139	[2],[3]
Premiums Written (Excluding Life)	0		0		0
Closed Blocks | Variable Annuity
Supplementary Insurance Information, by Segment [Line Items]
DAC and VOBA	453.1		586.4
Future Policy Benefits and Contract Owner Account Balances	5,243.1		5,382.4
Unearned Premiums	0	[1]	0	[1]
Net Investment Income	52.7	[2],[3]	85.8	[2],[3]	51.9	[2],[3]
Premium and Fee Income	1,235.9		1,280.7		1,285.7
Interest Credited and Other Benefits to Contract Owners	113.6		890.2		240.2
Amortization of DAC and VOBA	58.3		55.2		252.7
Other Operating Expense	450.3	[2],[3]	413.8	[2],[3]	398.6	[2],[3]
Premiums Written (Excluding Life)	0		0		0
Closed Blocks | Institutional Spread Products
Supplementary Insurance Information, by Segment [Line Items]
DAC and VOBA	0.2		0.1
Future Policy Benefits and Contract Owner Account Balances	3,664.4		5,422.6
Unearned Premiums	0	[1]	0	[1]
Net Investment Income	233.3	[2],[3]	372.4	[2],[3]	434.1	[2],[3]
Premium and Fee Income	2.4		2.4		2.6
Interest Credited and Other Benefits to Contract Owners	67.4		89		152.8
Amortization of DAC and VOBA	0.6		0.6		0.6
Other Operating Expense	11.5	[2],[3]	11.3	[2],[3]	13.8	[2],[3]
Premiums Written (Excluding Life)	0		0		0
Closed Blocks | Other
Supplementary Insurance Information, by Segment [Line Items]
DAC and VOBA	0		0
Future Policy Benefits and Contract Owner Account Balances	6,180.2		6,544.4
Unearned Premiums	(0.2)	[1]	0.1	[1]
Net Investment Income	32.6	[2],[3]	30.2	[2],[3]	18.8	[2],[3]
Premium and Fee Income	5.2		9.9		25.4
Interest Credited and Other Benefits to Contract Owners	28.5		90		60
Amortization of DAC and VOBA	0		0		(0.7)
Other Operating Expense	58.2	[2],[3]	122.6	[2],[3]	201.2	[2],[3]
Premiums Written (Excluding Life)	$ 0		$ 0		$ 0

[1]	Represents unearned premiums associated with short-duration products of the Company's accidental and health business.
[2]	Includes the elimination of intercompany transactions between the Company and its consolidated investment entities, primarily the elimination of the Company's management fees expensed by the funds, recorded as operating revenues before the Company's consolidation of its consolidated investment entities and eliminated in the Investment Management segment.
[3]	Includes the elimination of certain intersegment revenues and expenses that have been recorded on an arm's length basis, primarily consisting of asset-based management and administration fees, which have been charged by Investment Management and eliminated in the Corporate segment.

Schedule IV - Reinsurance (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Reinsurance Premiums for Insurance Companies, by Product Segment [Line Items]
Total premiums, gross			$ 2,084	$ 1,999.2	$ 1,953.9
Total premiums, ceded			1,526.5	1,558.4	1,772.7
Total premiums, assumed			1,303.6	1,329.2	1,526.3
Net premiums	471.9	461.6	1,861.1	1,770	1,707.5
Percentage of Assumed to Net			70.00%	75.10%	89.40%
Life insurance in force
Reinsurance Premiums for Insurance Companies, by Product Segment [Line Items]
Life Insurance in Force, gross			798,312.2	748,208.9	706,563.8
Life Insurance in Force, ceded			160,926.2	163,571.6	170,888.2
Life Insurance in Force, assumed			10,913.8	14,947.4	20,040.5
Life Insurance in Force, net			648,299.8	599,584.7	555,716.1
Percentage of Assumed to Net			1.70%	2.50%	3.60%
Life insurance
Reinsurance Premiums for Insurance Companies, by Product Segment [Line Items]
Total premiums, gross			1,368.6	1,291.8	1,233.6
Total premiums, ceded			1,429	1,454	1,532.5
Total premiums, assumed			1,296.2	1,319.8	1,387.4
Net premiums			1,235.8	1,157.6	1,088.5
Percentage of Assumed to Net			104.90%	114.00%	127.50%
Accident and health insurance
Reinsurance Premiums for Insurance Companies, by Product Segment [Line Items]
Total premiums, gross			678.2	670	652.4
Total premiums, ceded			97.4	104.4	240.2
Total premiums, assumed			5.3	9.3	138.9
Net premiums			586.1	574.9	551.1
Percentage of Assumed to Net			0.90%	1.60%	25.20%
Annuities
Reinsurance Premiums for Insurance Companies, by Product Segment [Line Items]
Total premiums, gross			37.2	37.4	67.9
Total premiums, ceded			0.1	0	0
Total premiums, assumed			2.1	0.1	0
Net premiums			$ 39.2	$ 37.5	$ 67.9
Percentage of Assumed to Net			5.40%	0.30%	0.00%

Schedule V - Valuation and Qualifying Accounts (Details) (Valuation allowance on deferred tax assets, USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011		Dec. 31, 2010
Valuation allowance on deferred tax assets
Movement in Valuation Allowances and Reserves [Roll Forward]
Beginning Balance	$ 2,875,000,000	$ 3,087,000,000		$ 2,691,500,000
Charged to Costs and Expenses	99,100,000	175,000,000		547,000,000
Write-offs/Payments/Other	0	(387,000,000)	[1]	(151,500,000)	[1]
Ending Balance	$ 2,974,100,000	$ 2,875,000,000		$ 3,087,000,000

[1]	For 2011 and 2010, these amounts represent valuation allowances allocated to Other comprehensive income directly related to the appreciation of the Company's available-for-sale portfolio, and not pertaining to expectations of taxable income in future years.